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                                                                   EXHIBIT 10.21

                      IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA



IN RE:  METROPOLITAN LIFE               )
INSURANCE COMPANY SALES                 )
PRACTICES LITIGATION                    )         MISC. DOCKET NO. 96-179
                                        )         MDL NO. 1091
THIS DOCUMENT RELATES TO:               )
                                                  JUDGE AMBROSE
Amodeo     C.A. No. 96-0795             )         MAGISTRATE JUDGE BENSON
Biggs      C.A. No. 96-0038             )
Caskey     C.A. No. 95-1426             )
Garrett    C.A. No. 96-0436             )
Oddi       C.A. No. 96-0051             )






                FIRST AMENDMENT TO THE STIPULATION OF SETTLEMENT


William M. Wycoff
Pa. I.D. No. 01119
THORP REED & ARMSTRONG, LLP
Firm I.D. No. 282
One Riverfront Center
Pittsburgh, PA 15222
(412) 394-7782

B. John Pendleton, Jr.                  Sheila Birnbaum
McCARTER & ENGLISH                      SKADDEN ARPS SLATE MEAGHER
Four Gateway Center                        & FLOM LLP
100 Mulberry Street                     919 Third Avenue
P.O. Box 652                            New York, NY 10022
Newark, NJ 07101                        (212) 735-3000
(973) 622-4444


                            Attorneys for Defendants
                      Metropolitan Life Insurance Company,
                 Metropolitan Insurance and Annuity Company and
                   Metropolitan Tower Life Insurance Company

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                FIRST AMENDMENT TO THE STIPULATION OF SETTLEMENT


         IT IS HEREBY STIPULATED AND AGREED, by, between and among Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey J. Williams, and Michael A. Rankin, in their individual and representative capacities ("Plaintiffs"), and Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company (hereinafter collectively referred to as "MetLife," the "Company" or "Defendants") through their duly authorized counsel, that the Stipulation of Settlement and the exhibits thereto dated August 18, 1999 in the consolidated class action lawsuit comprised of the following cases: Amodeo v. Metropolitan Life Insurance Company, C.A. No. 96-0795; Biggs v. Metropolitan Life Insurance Company, C.A. No. 96-0038; Caskey, et al. v. Metropolitan Life Insurance Company, et al., C.A. No. 95-1426; Garrett v. Metropolitan Life Insurance Company, C.A. No. 96-0436; and Oddi v. Metropolitan Life Insurance Company, C.A. No. 96-0051, which are pending as part of the multi-district litigation captioned In re: Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091 (W.D. Pa.) , are hereby amended as set forth herein, in accordance with Section XVIII of the Stipulation of Settlement, subject to the approval of the Court.

I.  AMENDMENTS TO THE STIPULATION OF SETTLEMENT

         A. Implementation Date of Future DAC Tax Relief. Subsection V.B. of the


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Stipulation of Settlement (page 30) shall be amended to delete the existing language at the beginning of the subsection and to substitute the following: "In addition, as of a date no later than 30 days after the Implementation Date or
March 31, 2000, whichever is earlier, . . . ."


         B. Producer Complaint History. Subsection VI.B.2.a. of the Stipulation of Settlement (page 34) shall be amended to add the following sentence at the end of the subsection: "The Company shall provide to the Claim Evaluator at the beginning of the Claim Review Process a list of Producers who have had on average more than one sales practices complaint for each year of their employment with the Company."

         C. Additional UL I Relief. Section VII of the Stipulation of Settlement shall be amended to add the following subsection VII.B.6 (page 38): "In addition to any otherwise applicable relief, any owner of a UL I Policy, as defined in Exhibit A, who has received a UL Death Benefit as a result of Claim Evaluation and who surrenders that Policy within one year of the Implementation Date shall receive in cash 90% of the cost to the Company of providing the UL Death Benefit applicable to that Policy calculated as of the surrender date, as further described in Exhibit A."


         D. Extension of Deadlines. Subsection XIX.M. of the Stipulation of Settlement (page 80) shall be amended to add the following sentence at the end of the subsection: "Notwithstanding any provision in this Agreement to the contrary, the Parties have agreed to extend the applicable deadlines for Class Members to elect Claim




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Evaluation to include all elections received by December 3, 1999. In addition, the Parties have agreed to extend all other applicable deadlines for Class Members to take any action with respect to the Agreement for seven (7) days, including the submission of a request for exclusion from the Class and the filing of objections to the proposed settlement."

II. AMENDMENTS TO CLAIM REVIEW PROCESS SCORING STANDARDS

         A. Mandatory Minimum Scoring Standards. Subsection II.C.2. of Exhibit A to the Stipulation of Settlement (pages 5-6) shall be amended to add the following subsections:

         1. Subsection II.C.2.b.5 shall provide with respect to a score of 3:
"For Category 1 claims only, the Company and/or the Producer violated applicable state replacement regulations."

         2. Subsection II.C.2.b.6 shall provide with respect to a score of 3:
"For Category 2 claims only, the Applicant was shown an altered sales illustration, as described in subsection II.C.3.a.15 below."

         3. Subsection II.C.2.c.3 shall provide with respect to a score of 2:
"Claims involving a Producer whose name is on the list of Producers compiled by MetLife in accordance with the amendment to Subsection VI.B.2.a. of the Stipulation of Settlement."

         4. Subsection II.C.2.c.4 shall provide with respect to a score of 2:
"Claims involving a Producer who violated applicable Company rules regarding sales



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practices in connection with the Policy or Annuity at issue."

         B. Score of 0. Subsection II.C.2.e of Exhibit A (page 6) shall be deleted, together with any reference in Exhibit A to a Score of 0. All claimants in Claim Evaluation shall receive at minimum a Score of 1.

III. AMENDMENTS TO CLAIM REVIEW PROCESS RELIEF AWARD PROVISIONS

         A. Application of Internal CRP Spillover Relief.

         1. Subsection VII.B.2 of the Stipulation of Settlement is amended to delete the second sentence and to substitute in its place the following (at page
37): "If, based on the Claim Evaluator's determinations, the aggregate preliminary awards from the CRP Cash/Credit Relief Fund would exceed the CRP Cash/Credit Relief Fund, together with any remaining interest accrued thereon in accordance with sections X.A and VII.C, then the Claim Evaluator shall determine the amount of any otherwise applicable reduction in final awards from the CRP Cash/Credit Relief Fund and the amount of any otherwise applicable substitution of death benefits from the CRP Death Benefit Relief Fund (the "Internal CRP Spillover Relief"), to the extent available, pursuant to the formula described in section II.D.7 of Exhibit A. Claimants shall be notified by the Claim Evaluator that they have the option to elect the Internal CRP Spillover Relief either in the form of the cash or policy credits to which the Claimant would have been entitled


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but for the exhaustion of the CRP Cash/Credit Relief Fund, or in the form of death benefits calculated pursuant to section II.D.7 of Exhibit A. The cost of any Internal CRP Spillover Relief provided pursuant to this paragraph shall be allocated from the CRP Death Benefit Relief Fund."

         2. Subsection II.D.7 of Exhibit A (page 10) is amended to substitute in lines 4 and 7 of the text (excluding the formula) the word "may" for the word "shall," to substitute in line 8 of the text (excluding the formula) the phrase "may replace" for the phrase "are replacing," and to add the following sentence at the end of the subsection: "As provided in Section VII.B.2 of the Stipulation of Settlement, Claimants shall be notified by the Claim Evaluator that they have the option to elect the Internal CRP Spillover Relief either in the form of the cash or policy credits to which the Claimant would have been entitled but for the exhaustion of the CRP Cash/Credit Relief Fund, or in the form of death benefits. Claimants shall have 45 days after notice of the offer of relief is transmitted to make an election as to the form of Internal CRP Spillover Relief they choose. If a Claimant makes no election within this 45 day period, the Claimant shall receive the Internal CRP Spillover Relief in the form of death benefits.

         3. Subsection II.D.11.a of Exhibit A (page 12) shall be amended to substitute a comma for the word "and" in the third line, to add the phrase "and Cash/Credit amounts" after "Enhanced Settlement Death Benefits," to replace the existing formula with the following:



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                           450 + YYY
                        ---------------
                        300 + YYY + ZZZ

and to add immediately after the formula before the existing phrase: "where YYY equals the aggregate awards from the CRP Cash/Credit Relief Fund and . . . ." In addition, the following language shall be added to the end of this subsection:
"The death benefit for Claimants who received cash or policy credit relief shall be of equal cost to the additional relief provided above, and shall be a percentage of the General Relief Settlement Death Benefit amount to which the Claimant would have been entitled if a Claim was not submitted to the Claim Review Process."

         4. Subsection II.D.11.b of Exhibit A (page 12) shall be amended to add the following sentence at the end of the subsection: "The numerator of this formula shall be adjusted to account for the payment of the fees and expenses of the Claim Evaluator pursuant to Subsection VII.C.2. of the Stipulation of Settlement."

         B. Scoring for Terminated Policies in the AP Claim Category. Subsection IV.B.3 of Exhibit A (page 15) shall be amended to add the following subsection IV.B.3.f: "Notwithstanding the foregoing, if the Claimant whose Policy has terminated can prove that his Policy was actually illustrated at the time of sale to reach its 'vanish' date in a shorter period than that reflected in the Relief Tables applicable to the Policy and the Claim, the Claim Evaluator shall use his discretion to determine the relief to be awarded by calculating the ratio of the number of years the Policy was In Force divided by the number of years needed to reach the actually illustrated 'vanish' date, and multiplying this




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ratio by the applicable relief if the Policy was In Force.

         C. Reinstatement. Section IV of Exhibit A shall be amended to add the following subsection IV.C (at page 16): "Right to Reinstatement. The Claim Evaluator shall send a mailing to any Accelerated Payment Claimant whose Policy lapsed or went into a reduced paid-up status after January 1, 1994 and who received a Score of 4, a Score of 3, or a Score of 2 in the Claim Review Process. The mailing will inform the Claimant that he or she may be permitted to reinstate the Policy if MetLife's usual reinstatement requirements are satisfied, including the payment of all back premiums due and the satisfaction of MetLife's usual underwriting requirements. The Claim Evaluator will also inform the Claimant of the relief to which he or she would be entitled if the Policy were reinstated."

IV. AMENDMENTS TO PART VIII ADR PROCEDURES

         A. Use of Part VIII Procedures.

         1. Section VIII.A.2 of Exhibit A (page 20) shall be amended to add at the end of the subsection the following sentence: "Notwithstanding the foregoing, the Part VIII ADR Procedures may be utilized with respect to any Part VIII.A.1.(b)(1) Claim that independently arises from acts, facts or circumstances arising after the end of the Class Period only upon the mutual agreement of MetLife and the Class Member asserting such claim."

         2. Section VIII.B.2.a of Exhibit A (page 21) shall be amended to add



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in the sixth line after the word "Resolution," the entity "Florida Collins
Center for Public Policy."

         3. Section VIII.D.3.h.1 of Exhibit A (page 24) shall be amended to add in the seventh line "Boston, Massachusetts;" after "New York, New York." In addition, the following sentence shall be added to the end of this subsection:
"Notwithstanding anything in this section to the contrary, MetLife's right to participate in any Part VIII arbitration shall be limited to the same extent the claimant participates in the arbitration."

         B. Reckless Disregard Standard. Section VIII.G.3.c of Exhibit A (page
27) shall be amended to substitute the following language: "In cases of theft, a criminal taking of customer funds, or forgery, if the Claimant demonstrates a disregard on the part of the Company toward the misconduct, or any alleged prior related or similar misconduct, of the Producer, and that the Producer's misconduct caused the Claimant Damage, the amount of the relief the Claimant receives pursuant to Section VIII.G.3.a above shall be multiplied by three."

V. "PREMIUM PAYMENT REDIRECTION" ("PPR") AND "PUAR LOAD FRAUD" ("PUAR") CLAIMS

         A. Categorization and Scoring of PPR and PUAR Claims.

         1. Subsection II.B. of Exhibit A shall be amended to add the following subsection II.B.6. (page 4): "Notwithstanding anything in Exhibit A to the


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contrary, any PPR claim shall be categorized by the Claim Evaluator as a
Category 1 Claim, and any PUAR claim shall be categorized by the Claim Evaluator as a Category 3 or Category 4 Claim, depending upon the nature of the Documentation submitted. The Claim Evaluator shall be instructed as to the definition and categorization of PPR and PUAR claims as described herein."

         2. Subsection III.A. of Exhibit A shall be amended to provide the following subsection III.A.6 (page 13): "Notwithstanding anything in Exhibit A to the contrary, the Measuring Date shall not be applied to preclude an award of relief for an otherwise eligible PPR claimant."

         B. Revisions to Claim Form for PPR and PUAR Claims.

         1. Page 2 of the Claim Form entitled "How to Use This Claim Evaluation Claim Form," attached to the Stipulation of Settlement as Exhibit I, shall be amended to delete the period at the conclusion of the Replacement Claims paragraph and to add the following language: ". . . or any claim that, at the time you bought a MetLife Policy, you already had one or more policies in force, and that MetLife or its sales representatives misrepresented to you that you could pay for your policy by reducing or eliminating your premium payments on your existing universal life policy or policies and redirecting those payments to pay for the new policy."

         2. Page 2 of the Claim Form entitled "How to Use This Claim Evaluation Claim Form," attached to the Stipulation of Settlement as Exhibit I, shall be



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amended to add the following sentence at the conclusion of the Performance
Claims paragraph: "Any claim that at the time you were sold a paid up additions rider with a sales charge or premium load it was not disclosed to you by MetLife or its sales representative that MetLife would deduct either five percent or seven and one-half percent of your payment as a sales charge or premium load (which MetLife in fact deducted from all rider payments)."

         C. Script and Training of CSRs Relating to PPR and PUAR Claims. Subsection XI.F.2 of the Stipulation of Settlement shall be amended to add the following subsection XI.F.2.e (page 52): Any training for telephone representatives employed by the Administrator that takes place after the date of this Amendment and any telephone script to be used in connection therewith shall be modified to separately describe PPR and PUAR claims in accordance with the description of such claims stated in Section V.B. of this Amendment."

         D. Relief for PUAR Claims.

         1. Subsection V.B. of Exhibit A shall be amended to add the following subsection V.B.5 (bottom of page 17): "PUAR Claim Relief. Notwithstanding anything in Exhibit A to the contrary, PUAR claims shall receive the following relief:

              a. Score of 3 - If the Policy rider is In Force, the rider shall be credited with an amount equal to the total load charge plus interest thereon computed at the rate of 6% per annum. If the Policy rider is Terminated, the Claimant shall receive in cash an amount equal to the total load charged plus interest thereon computed at the rate



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of 6% per annum.


              b. Score of 2 - The Claimant will receive 50% of the amount the Claimant would have received for a Score of 3."

         2. Subsection VI.B. of Exhibit A shall be amended to add the following subsection VI.B.5 (page 18): "PUAR Claim Relief. Notwithstanding anything in Exhibit A to the contrary, PUAR claims shall receive the following relief:

              a. Score of 3 - If the Policy rider is In Force, the rider shall be credited with an amount equal to the total load charge plus interest thereon computed at the rate of 6% per annum. If the Policy rider is Terminated, the Claimant shall receive in cash an amount equal to the total load charged plus interest thereon computed at the rate of 6% per annum.

              b. Score of 2 - The Claimant will receive 50% of the amount the Claimant would have received for a Score of 3.


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

         Agreed to this 13th day of December, 1999.

              APPROVED AND AGREED TO BY AND ON BEHALF OF CHARLES V. AMODEO, DENNIS W. BIGGS, SR., JOSEPH P. GARRETT, JR., RONALD R. HESS, ARTHUR E. LEACH, RICHARD L. ODDI, HARVEY J. WILLIAMS, AND MICHAEL
              A. RANKIN, IN THEIR INDIVIDUAL AND REPRESENTATIVE CAPACITIES


              By:   /s/ Brad N. Friedman
                    ____________________________________
                    MELVYN I. WEISS, ESQ.
                    BRAD N. FRIEDMAN, ESQ.
                    MILBERG WEISS BERSHAD HYNES & LERACH LLP

                    /s/ David J. Manogue/by permission of
                    ____________________________________
                    HOWARD A. SPECTER, ESQ.
                    DAVID J. MANOGUE, ESQ.
                    SPECTER SPECTER EVANS & MANOGUE, P.C.

                    CO-LEAD COUNSEL FOR PLAINTIFFS


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              APPROVED AND AGREED TO BY AND ON BEHALF OF METROPOLITAN LIFE
              INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY, AND METROPOLITAN TOWER LIFE INSURANCE COMPANY


                  By:      /s/ Sheila L. Birnbaum
                           ____________________________________
                           SHEILA L. BIRNBAUM, ESQ.
                           IRENE A. SULLIVAN, ESQ.
                           SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                           /s/ John Pendleton/SLB
                           ____________________________________
                           ANDREW T. BERRY, ESQ.
                           B. JOHN PENDLETON, JR., ESQ.
                           McCARTER & ENGLISH, LLP

                           COUNSEL FOR DEFENDANTS

                           /s/ Lawrence A. Vranka
                           ____________________________________
                           LAWRENCE A. VRANKA
                           VICE PRESIDENT
                           METROPOLITAN LIFE INSURANCE COMPANY

                           /s/ David A. Levene
                           ____________________________________
                           DAVID A. LEVENE
                           CHAIRMAN OF THE BOARD
                           METROPOLITAN INSURANCE AND ANNUITY COMPANY

                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                              CHIEF EXECUTIVE OFFICER
                           METROPOLITAN TOWER LIFE INSURANCE COMPANY



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                             CERTIFICATE OF SERVICE

   I hereby certify that a true and correct copy of the foregoing has been served on the following this 13th day of December 1999:


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
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
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                                           Pittsburgh, PA 15219
                                           (412) 281-9810



                                           /s/ William M. Wycoff
                                           -------------------------------

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA




IN RE:  METROPOLITAN LIFE               ) MISC. DOCKET NO. 96-179
INSURANCE COMPANY SALES                 ) MDL NO. 1091
PRACTICES LITIGATION                    )
                                        ) JUDGE AMBROSE
THIS DOCUMENT RELATES TO:               ) MAGISTRATE JUDGE BENSON
                                        )
Amodeo            C.A. No. 96-0795      )
Biggs             C.A. No. 96-0038      )
Caskey            C.A. No. 95-1426      )
Garrett           C.A. No. 96-0436      )
Oddi              C.A. No. 96-0051      )



                           STIPULATION OF SETTLEMENT

                                TABLE OF CONTENTS

                                                                      PAGE
I.       Introduction................................................     1

II.      Definitions.................................................     6

III.     Settlement Relief...........................................     22

IV.      General Relief..............................................     24

         A.  Settlement Death Benefit................................     24
         B.  Accidental Death Benefit................................     27
         C.  Increase to the General Relief..........................     28
         D.  Research Initiative Regarding Terminated
               Policies and Annuities................................     29

V.       DAC Tax Relief..............................................     30

VI.      Claim Evaluation............................................     32

         A.  Structure...............................................     32
         B.  Procedures..............................................     32
                  1.  Claim Submission...............................     32
                  2.  The Company's Gathering of
                         Certain Information.........................     34
         C.  Claim Evaluation........................................     35

VII.     The Claim Review Process....................................     35

         A.  Review of the Claim.....................................     35
         B.  Distribution of Relief Awarded in the
                    Claim Review Process.............................     36
         C.  Payment of the Claim Evaluator's Fees and Expenses......     38

VIII.    The Part VIII ADR Process...................................     39

IX.      The Part IX Arbitration Process.............................     40

X.       The Company's Funding Obligations...........................     41

         A.  Establishing the CRP Cash/Credit Relief Fund............     41
         B.  Funding the Relief under Sections
               IV - VII of this Agreement............................     41
         C.  Funding Reverts upon Termination........................     42

XI.      Notice To The Class and Communications With Class Members....    42

         A.  Introduction.............................................    42
         B.  Class Notice Package.....................................    42
                  1.  Class Notice....................................    42
                           a.  General Terms..........................    43
                           b.  Notice of Exclusion and
                                   Objection Rights...................    43
                           c.  Notice of Fees and Expenses............    43
                  2.  Release.........................................    44
                  3.  Fact Sheet......................................    44
                  4.  Frequently Asked Questions......................    44
                  5.  Statement of Eligibility........................    44
                  6.  Benefit Voucher.................................    44
                  7.  Election Form...................................    45
                  8.  Designation Form................................    45
                  9.  Remailing and Additional Notice.................    45
         C.  Publication Notice.......................................    46
         D.  Post-Settlement Mailing..................................    46
         E.  Retention of Administrator...............................    47
         F.  Toll-Free Telephone Number for Settlement Information....    49
         G.  Right of Communication with Claimants and Company
                          Customers...................................    52
         H.  Media Communications.....................................    53
         I.  The Company's Dealings with Producers....................    54
         J.  Co-Lead Counsel's Communications with Producers..........    54
         K.  Co-Lead Counsel's Administrative Responsibilities........    55

XII.     Requests for Exclusion.......................................    56

XIII.    Objections to Settlement.....................................    57

XIV.     Release and Waiver and Order of Dismissal....................    59

         A.  Release and Waiver.......................................    59
         B.  Order of Dismissal.......................................    67

XV.      Attorney's Fees and Expenses and Incentive Awards............    68

XVI.     Order Of Notice, Settlement Hearing and Administration.......    70

XVII.    Final Approval and Final Order and Judgment..................    71

XVIII.   Modification or Termination of this Agreement................    71

XIX.     General Matters And Reservations.............................    74

                            STIPULATION OF SETTLEMENT

         IT IS HEREBY STIPULATED AND AGREED, by, between and among Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey J. Williams, and Michael A. Rankin, in their individual and representative capacities ("Plaintiffs"), and Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company (hereinafter collectively referred to as
"MetLife," the "Company" or "Defendants") through their duly authorized counsel, that the consolidated class action lawsuit comprised of the following cases:
Amodeo v. Metropolitan Life Insurance Company, C.A. No. 96-0795; Biggs v. Metropolitan Life Insurance Company, C.A. No. 96-0038; Caskey, et al. v. Metropolitan Life Insurance Company, et al., C.A. No. 95-1426; Garrett v. Metropolitan Life Insurance Company, C.A. No. 96-0436; and Oddi v. Metropolitan Life Insurance Company, C.A. No. 96-0051, which are pending as part of the multi-district litigation captioned In re: Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091 (W.D. Pa.) (the "Action"), and the matters raised by the Action, are settled, compromised and dismissed on the merits and with prejudice, on the terms and conditions set forth in this Stipulation of Settlement (the "Settlement Agreement" or "Agreement") and the Release set forth herein, subject to the approval of the Court.

I.       INTRODUCTION

         A. This litigation involves numerous actions that were consolidated for pretrial purposes. Several of the cases were initially filed in the United States District Court for the Western District of Pennsylvania, and several others were transferred to that court by the Judicial

Panel on Multidistrict Litigation. The complaints in all of the cases allege improper sales practices in the sale of MetLife permanent life insurance policies or annuities. MetLife vigorously disputes these allegations.

         B. At least seven of the plaintiffs in the multi-district litigation - Charles V. Amodeo, Dennis W. Biggs, Sr., Juanita I. Caskey, Kristel M. Davis, Joseph P. Garrett, Jr., Richard L. Oddi, and Harvey J. Williams - styled their actions as class actions. On July 1, 1996, these plaintiffs filed a Consolidated Class Action Complaint, in which they were all named as proposed class representatives.

         C. Arthur E. Leach moved to intervene as a representative plaintiff and to file an amended complaint in the Action on October 26, 1998.

         D. Ronald R. Hess moved to intervene as a representative plaintiff and to file an amended complaint in the Action on December 23, 1998.

         E. The plaintiffs in the consolidated class action moved to amend the Complaint on August 13, 1999, and attached to their motion a proposed Amended Complaint (the "Amended Complaint"). In conjunction with that motion, Plaintiff Michael A. Rankin sought to intervene as a representative plaintiff. The Complaint and the Amended Complaint assert claims relating to the Company's sales practices and the sale and characteristics of the Company's products. The Company denies all of the material allegations of the Complaint and the Amended Complaint.

         F. The Company filed a motion to dismiss the Action on September 30, 1996. After voluminous briefing by Plaintiffs and the Company, Magistrate Judge Kenneth J. Benson filed a Report and Recommendation on June 20, 1997, which recommended granting the motion in part and denying it in part. The Court adopted the Report and Recommendation and issued an Order on August 12, 1997, in which:

                  1. The Court dismissed the claims asserted by plaintiff Kristel M. Davis, holding that she lacked standing to sue because she was not the purchaser of the policy in question;

                  2. The Court dismissed the first claim asserted by plaintiff Juanita I. Caskey based on the statute of limitations;

                  3. The Court dismissed the claims for mutual mistake and unilateral mistake based on the policyholders' answers to question 12(c) of the application for insurance, but let stand the unilateral mistake claims of the "vanishing premium" plaintiffs, Biggs and Williams, who alleged a unilateral mistake of facts based upon policy illustrations;

                  4. The Court dismissed the claim for breach of the implied duty of good faith and fair dealing, holding that an alleged failure to disclose information prior to entering into a contract cannot breach a duty that arises from the contract;

                  5. The Court dismissed the claims for relief under the New York and Delaware consumer fraud statutes, holding that the text of those statutes limits their application to residents of the respective states;

                  6. The Court dismissed the claim for relief under the New York Insurance Law, holding that the statute does not apply to transactions outside the State of New York and does not create a private right of action for violation of the statute;

                  7. The Court denied the Company's motion to dismiss the claims of Plaintiffs Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Richard L. Oddi and Harvey J. Williams, which was based on various statute of limitations arguments; and

                  8. The Court denied the Company's motion to dismiss the Plaintiffs' fraud, negligent misrepresentation, negligence, breach of contract, breach of fiduciary duty, unjust enrichment and constructive trust claims.

         G. After taking depositions of the named Plaintiffs, the Company filed motions for summary judgment as to Charles V. Amodeo, Juanita I. Caskey, Richard
L. Oddi, and Dennis W. Biggs, Sr., on July 25, 1997.

         H. After extensive briefing, Magistrate Judge Benson issued Reports and Recommendations in which he recommended that the Company's motions for summary judgment be granted in part and denied in part. The Court adopted the Reports and Recommendations, and issued Orders:

                  1. On May 12, 1998, granting summary judgment in favor of the Company on plaintiff Caskey's claims based on her election of remedies;

                  2. On June 17, 1998, granting summary judgment in favor of the Company on Plaintiff Oddi's breach of fiduciary duty and unjust enrichment claims, granting partial summary judgment in favor of the Company on his misrepresentation claims (only to the extent the claims were premised on allegations that Plaintiff Oddi was not informed of the fees to be charged in the transaction), and denying the Company's motion based on Plaintiff Oddi's alleged failure to establish any damages and on statute of limitations grounds;

                  3. On June 17, 1998, denying the Company's motion for summary judgment on Plaintiff Amodeo's claims concerning the imposition of cost of insurance charges and the Deferred Acquisition Cost ("DAC") tax; and

                  4. On June 17, 1998, denying the Company's motion for summary judgment as to Plaintiff Biggs, which motion was based on arguments regarding ripeness, the lack of any present damage, the statute of limitations, and the policy language.

         I. Before commencing this Action and throughout the pendency of the Action, and during settlement negotiations, Plaintiffs' counsel and their professional consultants conducted a thorough examination and evaluation of the relevant law and facts to assess the merits of their claims and potential claims and to determine how best to serve the interests of Plaintiffs and the Class, as defined below. In the course of their examination, Plaintiffs' counsel reviewed approximately 4,000,000 pages of documents produced by the Company, deposed four Company officers, and conducted other informal discovery of the Company. In addition, Plaintiffs' counsel retained and consulted with experts concerning the discovery conducted in this matter, the merits of Plaintiffs' claims, and the defenses raised by Defendants.

         J. Based upon their discovery, investigation and evaluation of the facts and law relating to the matters alleged in the pleadings, Plaintiffs and Co-Lead Counsel for Plaintiffs have agreed to settle the Action pursuant to the provisions of this Agreement after considering, among other things: (i) the substantial benefits available to Plaintiffs and the Class under the terms of this Agreement; (ii) the attendant risks and uncertainty of litigation, especially in complex actions such as this, as well as the difficulties and delays inherent in such litigation; and

(iii) the desirability of consummating this Agreement promptly to provide effective relief to Plaintiffs and the Class.

         K. The proposed settlement has been reviewed by various consultants and experts retained by Plaintiffs, and Plaintiffs and their counsel have agreed that this Agreement is fair, reasonable and adequate because it provides substantial benefits to the Class, is in the best interests of the Class, and fairly resolves the claims alleged.

         L. The Company, while expressly denying any wrongdoing alleged in the Action and not admitting or conceding any actual or potential fault, wrongdoing or liability in connection with any facts or claims that have been or could have been alleged against it in the Action, and without conceding any infirmity in the defenses it has asserted or that any damages are recover able or the amount of any damages that may have been incurred, considers it desirable for the Action to be settled and dismissed because this settlement will (i) provide significant benefits to the Company's present and former policy and annuity owners, and (ii) avoid the substantial expense, burdens and uncertainties associated with continued litigation of those claims.

II.      DEFINITIONS

         As used in this Agreement and the annexed exhibits (which are an integral part of this Agreement and are incorporated in their entirety by reference), the following terms have the following meanings, unless a section or subsection of this Agreement or its exhibits provides otherwise:

                  1. "Accidental Death Benefit" or "ADB" means the form of General Relief to be provided to Class Members who have or had an ownership interest in an Annuity or Annuities issued by the Company and who do not elect Claim Evaluation, as described below in section VI.B.

                  2. "Action" means the consolidated class action lawsuit comprised of the following cases: Amodeo v. Metropolitan Life Insurance Company, C.A. No. 96-0795; Biggs v. Metropolitan Life Insurance Company, C.A. No. 96-0038; Caskey, et al. v. Metropolitan Life Insurance Company, et al., C.A. No. 95-1426; Garrett v. Metropolitan Life Insurance Company, C.A. No. 96-0436; and Oddi v. Metropolitan Life Insurance Company, C.A. No. 96-0051, which are pending as part of the multi-district litigation captioned In re: Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091 (W.D. Pa.).

                  3. "Administrator" means any third-party administrator whom the Company shall retain to help implement the terms of this Agreement, upon consultation with Co-Lead Counsel. Defendants and Co-Lead Counsel specifically acknowledge that the Company may, but is not required to, retain Rust Consulting, Inc. of Minneapolis, Minnesota, as the Administrator under this Agreement.

                  4. "Affinity Group" means (i) the Class Member or his or her spouse, parent or child (including a stepchild residing with the Class Member), and/or (ii) any person in whom the Class Member has an insurable interest.

                  5. "Aggregate CRP Relief" means the aggregate relief to be awarded in the Claim Review Process as described in section VII.B below and in the attached Exhibit A, which amount does not include relief granted in the Part VIII ADR Process or the Part IX Arbitration Process described herein.

                  6. "Agreement" or "Settlement Agreement" means this Stipulation of Settlement and the attached exhibits, including any subsequent amendments thereto and any exhibits to such amendments.

                  7. "Alternate Measuring Life" means, for purposes of any death benefit provided for in this settlement, a person who is a member of the Class Member's Affinity Group and is not the insured under the Policy or the annuitant under the Annuity making the Class Member eligible for relief.

                  8. "Alternate Payee" means such person as the Class Member may choose to receive the death benefit pursuant to the terms and conditions set forth below.
                  9. "Amended Complaint" means the proposed Amended Consolidated Class Action Complaint in this Action filed by Plaintiffs on August 16, 1999.

                  10. "Annuity" or "Annuities" means a deferred annuity contract or certificate with an Issue Date within the Class Period that the Company issued in the United States pursuant to an individual sale.

                  11. "Annuity Account Value" means the account value measured
(i) as of May 25, 1999 for all In Force single premium Annuities; (ii) as of June 9, 1999 for all In Force flexible premium Annuities; and (iii) as of the date of termination for Terminated Annuities; provided, however, that for Terminated single premium Annuities the term means the original deposit amount without interest, unless the Terminated single premium Annuity was issued by the Company after it acquired the business from another company, in which case the term means the account value at the time the Company acquired the business.

                  12. "Attorneys' Fees and Expenses" means such funds as may be awarded to Co-Lead Counsel to compensate them (and all other attorneys for Plaintiffs or Class Members in this Action) for their fees and expenses in connection with the Action.

                  13. "Benefit Voucher" means the voucher to be included in the Class Notice Package, substantially in the form contained in Exhibit B, entitling the Class Member to payment of a death benefit upon the Company's receipt of due proof of the qualifying death of the Measuring Life within the benefit period, as provided in this Agreement.

                  14. "Claim" means a claim by a Class Member or his or her representative timely submitted to Claim Evaluation.

                  15. "Claim Categorization" means the assignment of a Claim to one or more Claim categories, as defined in Exhibit A to this Agreement.

                  16. "Claim Designation" means the scoring of a Claim by the Claim Evaluator pursuant to Exhibit A hereto.

                  17. "Claim Evaluation" means the procedures described in sections VI - IX to this Agreement and in Exhibit A hereto for the presentation, evaluation and resolution of Claims in the Claim Review Process, the Part VIII ADR Process and the Part IX Arbitration Process.

                  18. "Claim Evaluator" means a person chosen by Co-Lead Counsel who is responsible for CRP Administration, Claim Categorization, Claim Designation, and, where appropriate, awarding relief for Claims pursuant to the terms of this Agreement.

                      a. The Claim Evaluator may retain as many assistants as are reasonably necessary to process Claims in an efficient and timely manner.

                     b. The Company may request that Co-Lead Counsel remove the Claim Evaluator for financial defalcation or gross misconduct. Such request shall not be unreasonably denied. Co-Lead Counsel may also remove the Claim Evaluator for any reason at any time. If the Claim Evaluator is removed, Co-Lead Counsel shall choose another Claim Evaluator.

                  19. "Claim File" means the file assembled for each Claim for use in Claim Evaluation. The Claim File shall include (1) the Claim Form and all other materials submitted by the Claimant, (2) the Customer File, (3) any other information provided to the Claim Evaluator, and (4) any other information agreed to by the Parties.

                  20. "Claim Form" means the form for Claimants to submit their Claim to Claim Evaluation, which shall be substantially in the form contained in
Exhibit I. Each Claim Form shall include a signed Claimant Declaration.

                  21. "Claimant" means a Class Member, or the legal or authorized representative of a Class Member, who submits a Claim to Claim Evaluation.

                  22. "Claimant Declaration" means the declaration, signed by each Claimant, that appears at the conclusion of the Claim Form. Each declaration shall state: "I declare under penalty of perjury that (1) the foregoing is true and correct, (2) I submit herewith copies of all documents in my possession relating to the policy or annuity that is the subject of my claim, and (3) all such copies (if any) are authentic and unaltered copies of the original documents."

                  23. "Claimant Representative" means the person appointed by Co-Lead Counsel for Plaintiffs to counsel and represent a Claimant in the Part IX Arbitration Process.

                  24. "Claim Review Process" or "CRP" means the process for the presentation, evaluation and resolution of certain categories of Claims submitted to Claim Evaluation, as more particularly described in section VII of this Agreement and Exhibit A hereto.

                  25. "Class" or "Class Member" means all persons or entities who have or had an ownership interest in any Permanent Life Insurance Policy or any deferred annuity contract or certificate issued by the Company in the United States during the Class Period pursuant to an individual sale, but does not include (i) any present or former employee, director or sales representative of the Company, or his or her spouse; or (ii) any insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under section 1035 of the Internal Revenue Code. Notwithstanding the foregoing, the Class shall not include (unless and to the extent such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity) the following: (i) any persons or entities who make a timely election to be excluded from the proposed class with respect to a particular Policy (or Policies) or Annuity (or Annuities); and (ii) any persons or entities who have or had an ownership interest in a Policy or Annuity that (a) was terminated due to the death of the insured or the annuity owner or annuitant;
(b) was issued by the Company, but not accepted or paid for, or was returned to the Company as part of the exercise of a free look provision in the Policy or Annuity; (c) was rescinded as part of a reissue of a new Policy or Annuity, or because of a material misrepresentation on a Policy or Annuity application, or where the Policy or Annuity was rescinded and the premiums or other monies paid were returned to the Policy or Annuity owner with interest and the owner was represented by counsel at the time; (d) resulted in the award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Ins. Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.); (e) is the subject of a release signed by any person or entity while represented by counsel settling a claim or dispute and releasing MetLife from any further liability concerning such Policy or Annuity; (f) was issued in connection with the Transamerica HomeFirst Reverse Mortgage Program; or (g) makes such person or entity a member of the class certified by order of the United States District Court for the Southern District of New York dated August 24, 1998 in Dornberger v. Metropolitan Life Ins. Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.).

                  26. "Class Notice" means the legal notice of the terms of the proposed settlement included in the Class Notice Package.

                  27. "Class Notice Package" means the notice package, as approved in form and content by counsel to Plaintiffs and Defendants and the Court, and substantially in the form attached hereto as Exhibit B, to be provided to Class Members pursuant to subsection XI.B of this Agreement. The Class Notice Package shall include (a) a cover letter from the Company; (b) the Class Notice; (c) one or more Election Forms (depending on the number of Policies or Annuities); (d) one or more Designation Forms (depending on the number of Policies or Annuities); (e) one or more Statements of Eligibility (depending on the number of Policies or Annuities); (f) a list of frequently asked questions with page references to the Class Notice; (g) a Fact Sheet describing the General Relief, Claim Evaluation and DAC Tax Relief; and (h) a Benefit Voucher evidencing the relief to which the Class Member is entitled if the Class Member does not elect Claim Evaluation.

                  28. "Class Period" means the period from January 1, 1982 through December 31, 1997, inclusive.

                  29. "Co-Lead Counsel" or "Co-Lead Counsel for Plaintiffs" means the law firms of Milberg Weiss Bershad Hynes & Lerach LLP and Specter Specter Evans & Manogue, P.C.

                  30. "Company" means Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company.

                  31. "Company Liaison" means a person appointed by the Company to serve as a liaison between the Claim Evaluator and the Company, as more particularly described in section VI.B.2 below.

                  32. "Complaint" means the Consolidated Class Action Complaint in this Action filed by Plaintiffs on July 1, 1996.

                  33. "Court" means the United States District Court for the Western District of Pennsylvania, where the Action is pending.

                  34. "CRP Administration" means, with respect to each Claim subject to the Claim Review Process, those administrative tasks to be completed after the Company delivers the relevant Claim File to the Claim Evaluator, and includes, without limitation, the categorization, designation, and awarding of relief for that Claim.

                  35. "CRP Cash/Credit Relief Fund" means that portion of the CRP Total Fund that is comprised of a $300 million fund established by the Company to make Policy or Annuity adjustments or, in certain circumstances, cash payments, as part of the Claim Review Process.

                  36. "CRP Death Benefit Relief Fund" means that portion of the CRP Total Fund that is comprised of a fund established by the Company to provide death benefits to participants in the Claim Review Process.

                  37. "CRP Total Fund" means the total monies available to compensate Claimants in the Claim Review Process. It is comprised of the CRP Cash/Credit Relief Fund and the CRP Death Benefit Fund.

                  38. "Customer File" means a file of information that shall include: (a) the Policy or Annuity owner's name, current address and social security number or tax identification number; (b) the Policy or Annuity number;
(c) the Policy or Annuity plan code; (d) the Policy Face Amount as of the Issue Date; (e) the Policy's or Annuity's Issue Date; (f) the issue age and gender of the insured or annuitant; (g) the Policy's or Annuity's termination date, if applicable; (h) the Policy's or Annuity's surrender charge, if any; (i) the contract or planned premium; (j) the payment, loan and dividend history and current values of the Policy or Annuity as of the date the Company is assembling each particular customer file, where applicable, or where such information is not available in the Company's databases, the cost/basis information for the Policy or Annuity; (k) the dividend option selected for the Policy, where applicable; (l) the information about Policy transactions maintained on the Company's Consolidated Warrant System (Internal Funds Transfer) computerized database, to the extent it is accessible as of the date the Company is assembling each particular customer file; (m) to the extent available, the Policy or Annuity application file (excluding any medical underwriting); and (n) any complaints relating to the Policy or Annuity, the response of the Company thereto, and correspondence relating to the substance of any complaints and their resolution, to the extent such materials are electronically maintained by the Company at its Home Office and/or can be identified through the MetLife Office of Corporate Customer Relations.

                  39. "DAC Tax" means payments due under section 848 of the Internal Revenue Code, which was enacted in 1990 and requires a life insurance company to amortize "specified policy acquisition expenses" on a straight-line basis over 120 months for federal income tax purposes.

                  40. "DAC Tax Relief" means death benefit coverage provided to Class Members with qualifying Policies pursuant to section V of this Agreement.

                  41. "Default Measuring Life" means, with respect to any of the death benefits provided in this Agreement, the insured under the Policy or the annuitant under the Annuity making the Class Member eligible for relief.

                  42. "Default Payee(s)" means, with respect to any of the death benefits provided in this settlement, the Class Member(s).

                  43. "Defendants" means Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company.

                  44. "Defendants' Counsel" means the law firms of Skadden, Arps, Slate, Meagher & Flom LLP, and McCarter & English, LLP.

                  45. "Designation Form" means the document substantially in the form attached hereto as part of Exhibit B, one or more copies of which form (a) shall be included in the Class Notice Package and (b) may be used by Class Members to designate an Alternate Payee and/or an Alternate Measuring Life, pursuant to this Agreement.

                  46. "Election Form" means a document substantially in the form attached hereto as part of Exhibit B, one or more copies of which will be included in the Class Notice

Package and may be used by Class Members in electing Claim Evaluation pursuant to section VI of this Agreement.

                  47. "Eligibility Date" means a date specified by the Company that is not more than 45 days before the date on which the Class Notice Package is first mailed to Class Members.

                  48. "Execution Date" means the first date on which the Agreement has been executed by all of the undersigned.

                  49. "Fact Sheet" means the document substantially in the form attached hereto as part of Exhibit B, which shall be enclosed as part of the Class Notice Package and provide more specific details about the General Relief, Claim Evaluation and DAC Tax Relief.

                  50. "Fairness Hearing" means the hearing at or after which the Court will make a final decision whether to approve this Agreement as fair, reasonable and adequate.

                  51. "Final Order and Judgment" means the Order finally certifying the Class for settlement purposes only and approving the settlement and this Agreement, and the judgment entered pursuant to that Order, as contemplated in section XVII of this Agreement and substantially in the form attached hereto as Exhibit G.

                  52. "Final Settlement Date" means the date on which the Final Order and Judgment approving this Agreement becomes final. For purposes of this definition, the Final Order and Judgment shall become final: (a) if no appeal is taken therefrom, on the date on which the time to appeal therefrom has expired;
(b) if any appeal is taken therefrom, on the date on which all appeals therefrom, including petitions for rehearing or reargument, petitions for rehearing en banc and petitions for certiorari or any other form of review, have been finally disposed of in a manner resulting in an affirmance of the Final Order and Judgment; or (c) on a date after entry of the Final Order and Judgment, which date counsel for the Parties agree to in writing.

                  53. "General Relief" means the Settlement Death Benefit for eligible Policy owners, and the Accidental Death Benefit for eligible Annuity owners, as more particularly described in section IV of this Agreement.

                  54. "Hearing Order" means the order to be entered by the Court concerning notice, administration and the Fairness Hearing, as contemplated in section XVI of this Agreement, and substantially in the form attached hereto as Exhibit E hereto.

                  55. "Home Office" means the headquarters of the Company at One Madison Avenue, New York, New York 10010 and its administrative offices that provide administrative support functions for the operations of the Company.

                  56. "Implementation Date" means (a) for purposes of General Relief and DAC Tax Relief, a date selected by the Company, and communicated in writing to Co-Lead Counsel, that is no more than 30 days after the Final Settlement Date; and (b) for purposes of Claim Evaluation, the date the Company first commences the Post-Settlement Mailing. The Company shall use its best efforts to begin mailing the Post-Settlement Mailing no later than 30 days after the Final Settlement Date.

                  57. "In Force" means, for purposes of this Agreement only, that a Policy or Annuity has not lapsed, been surrendered, or otherwise terminated, and has not ceased to provide coverage due to the death of the insured or the annuitant. The term "In Force," for purposes of this Agreement only, does not include a Policy providing coverage under a reduced paid-up insurance non-forfeiture option or an extended term non-forfeiture option.

                  58. "Investment Plan" means a pension or retirement plan, investment or savings account, tuition-funding or mortgage-protection plan, or any other type of investment, savings or thrift vehicle.

                  59. "Issue Date" means the "issue date" set forth on the Policy or Annuity contract or certificate.

                  60. "Measuring Date" means the date that is the earlier of (i) 15 days following the date upon which the Policy or Annuity was delivered to the Policy owner or Annuity owner, or (ii) 45 days following the Issue Date.

                  61. "Measuring Life" means the person upon whose qualifying death the death benefits provided for in this Agreement will be paid, which person shall be the Default Measuring Life, unless the Class Member designates an Alternate Measuring Life.

                  62. "Misrepresentation" means either an untrue statement of material fact made to the Class Member (or his or her representative) or an omission of material fact necessary in order to make the statements made to the Class Member (or his or her representative), in light of the circumstances under which they were made, not materially misleading.

                  63. "Parties" or "Party" means Plaintiffs (in their individual and representative capacities) and/or Defendants collectively and, where applicable, their respective counsel.

                  64. "Part VIII ADR Process" means the alternative dispute resolution process described in section VIII of this Agreement and Part VIII of Exhibit A.

                  65. "Part IX Arbitration Process" means the arbitration process described in section IX of this Agreement and Part IX of Exhibit A.

                  66. "Payee" means the person to whom the applicable death benefit under this Agreement shall be paid. This person shall be the Default Payee, unless the Class Member designates an Alternate Payee; provided, however, that if the Default Payee and the Alternate Payee are deceased, the Company may pay the applicable death benefit to any person named as the beneficiary of the Policy or Annuity, or if that person is deceased or cannot be paid for any reason, to any relative of the Class Member or Measuring Life by blood or marriage appearing to the Company to be equitably entitled to such payment.

                  67. "Permanent Life Insurance Policy" means participating whole life insurance policies, universal life insurance policies and/or variable universal life insurance policies (including flexible premium and flexible premium multifunded life insurance policies), as well as any rider issued in conjunction therewith and/or endorsement attached thereto.

                  68. "Plaintiffs" means Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey J. Williams, and Michael A. Rankin, and any other Class Members who may subsequently be added as named plaintiffs, in their individual and representative capacities.

                  69. The term "Policy" or "Policies" means a Permanent Life Insurance Policy or Policies with an Issue Date within the Class Period that the Company issued in the United States pursuant to an individual sale.

                  70. "Policy Face Amount" means, for traditional policies, the initial face amount of the base policy, excluding any riders sold at issue. For variable or non-variable universal life policies, this term means the specified face amount of the policy, excluding any riders sold at issue.

                  71. "Post-Settlement Mailing" means the letter and Claim Form to be mailed to all Class Members who have timely elected Claim Evaluation.

                  72. "Producer" means any of the Company's current or former producers, account representatives, sales representatives, sales agents, general agents, branch managers, brokers or solicitors, and any other person who engages or has engaged in the sale or distribution of the Company's products.

                  73. "Publication Notice" means the published summary of the Class Notice, including notice of the proposed settlement, the Fairness Hearing and the Class Members' exclusion, objection and appeal rights, as approved in form and content by the Court, as described in section XI.C and substantially in the form as attached hereto as Exhibit C.

                  74. "Release" means the release and waiver set forth in
section XIV of this Agreement.

                  75. "Released Transactions" means any and all claims arising out of, concerning, or in any way relating to the marketing, solicitation, application, underwriting, issuing, pricing, charges, rates, acceptance, sale, purchase, operation, retention, administration, servicing or performance of any Policy; and any and all claims arising out of, concerning, or in any way relating to the matters alleged in the Complaint and Amended Complaint.

                  76. "Releasees" means the Company and each of its past, present and future parents (including intermediate and ultimate parents), subsidiaries, affiliates, predecessors, successors and assigns, and each of its past, present and future officers, directors, employees, general agents, agents, branch managers, producers, sales representatives, brokers, solicitors, representatives, attorneys, heirs, administrators, executors, insurers, predecessors, successors and assigns, or any of them, including any person or entity acting on behalf or at the direction of any of them.

                  77. "Savings and Retirement Claim" means a Claim based on an alleged oral or written misrepresentation to a Policy applicant (i) that the product included or was primarily an Investment Plan, while it was not disclosed on or before the Measuring Date that the product was a life insurance policy, or the fact that the product was life insurance was disguised, deemphasized, or minimized; (ii) concerning the relative appropriateness of using life insurance solely to meet the applicant's savings and retirement goals; or (iii) in which the Policy's premiums were characterized as "deposits," "contributions," or "outlays," or the Policy's values were characterized as "savings," "capital," a "retirement account," a "money accumulation account" or a similar investment terminology and, given the total facts and circumstances surrounding the sale of the policy, such characterization was likely to mislead the Policy applicant.

                  78. "Settlement Death Benefit" or "SDB" means a form of relief to be provided to certain Class Members who have or had an ownership interest in a Policy or Policies issued by the Company.

                  79. "Simplified Underwriting" means the underwriting requirements set forth in Exhibit K hereto.

                  80. "Statement of Eligibility" means a statement prepared by the Company and provided as part of the Class Notice Package that includes: (1) the Class Member's name and address as reflected in the Company's records; (2) the identification number of each Policy or Annuity making the Class Member eligible for relief; (3) the status of each Policy or Annuity as of the Eligibility Date; (4) a statement of the form(s) of relief for which that specific Class Member may be eligible; (5) the Default Payee and Default Measuring Life, if any, for purposes of the applicable death benefit provided for in this Agreement; and (6) the identity of any co-owner of record of each Policy or Annuity. The Statement of Eligibility will be substantially in the form included in Exhibit B.

                  81. "Terminated" means, for purposes of this Agreement only, that a Policy or Annuity has lapsed, been surrendered or otherwise terminated, and has not been reinstated, including any Policy providing coverage under an extended term non-forfeiture option or a reduced paid-up insurance non-forfeiture option.

                  82. "Vanishing Premium" means (a) a concept under which an insurance policy's required premiums or charges may be paid out of its then-current and accumulated values, as those premiums or charges become due, or
(b) a concept under which a single out-of-pocket premium payment or a fixed number of out-of-pocket premium payments - based on then-current, nonguaranteed assumptions about dividend scales, interest rates, policy credits and policy charges - may suffice to cover all required premiums or policy charges in excess of dividends paid and/or policy credits credited and may keep coverage in force throughout the insured's life, or for a specified period, without reducing the policy's face amount of insurance.

III.     SETTLEMENT RELIEF

         A. Pursuant to this Agreement, Class Members shall have an opportunity to receive one of two alternative types of relief: General Relief or Claim Evaluation. With respect to each Policy or Annuity making a Class Member eligible for relief, the Class Member may elect either General Relief or Claim Evaluation, but not both. In addition, Class Members who have or had an ownership interest in certain Policies shall receive, in addition to any other relief, DAC Tax Relief, as described in section V below.

         B. Notwithstanding any other provision of this Agreement, where more than one person or entity has a current or prior ownership interest in a Policy or Annuity, all Class Members having such an interest in the Policy or Annuity shall be presumed to be acting jointly in exercising any right and receiving any benefit created under this Agreement (including all exhibits hereto) with respect to that Policy or Annuity, including the completion of the Election Form and the Claim Form; provided, however, that if any one such person or entity excludes himself or herself from the Class with respect to a Policy or Annuity, all such Class Members having a current or prior ownership interest in that Policy or Annuity will be deemed to be excluded with respect to that Policy or Annuity. There shall be only one award of relief for each Policy or Annuity, regardless of the number of Class Members with current or prior ownership interests therein.

         C. If the Company determines that any particular form of relief provided under this Agreement could cause adverse consequences to the Class Member or to his or her Policy or Annuity, the Company may, in its sole discretion, provide the cash equivalent of any such relief.

         D. The Company and Co-Lead Counsel agree and warrant that they will act in good faith in overseeing and implementing this Settlement Agreement. The Company agrees and warrants that it will not utilize any extraordinary or exceptional accounting or actuarial principles to recapture from Policy and Annuity owners the costs of, or deprive Class Members of, the benefits provided in this Settlement Agreement. This provision shall not be construed to interfere with the Company's conduct of its business in the ordinary course.

IV.      GENERAL RELIEF

         All Class Members shall automatically be entitled to the General Relief for each Policy or Annuity they do not elect to submit to Claim Evaluation. The General Relief consists of two forms of relief, depending on whether the Class Member owns or owned a Policy or an Annuity: the Settlement Death Benefit and the Accidental Death Benefit. The anticipated value to Class Members of the Settlement Death Benefit is approximately $770 million, based on comparable insurance rates on the open market. The anticipated value of the Accidental Death Benefit is approximately $8 million, based on comparable insurance rates on the open market.

         A.       Settlement Death Benefit

                  1. Class Members who own or owned a Policy making the Class Member eligible to participate in the Class and who do not submit a claim to Claim Evaluation shall automatically be entitled to the Settlement Death Benefit ("SDB"). The SDB shall commence on the Implementation Date.

                  2. For each Policy making the Class Member eligible for relief, the SDB shall provide, for a period of up to 59 months, a payment to the Payee upon the Company's receipt of due proof of the death of the Measuring Life within the SDB period.

                  3. At any time prior to the expiration of the SDB or the death of the Measuring Life, the Class Member may designate an Alternate Payee on the Designation Form to be provided as part of the Class Notice Package. If the Class Member does not designate an Alternate Payee, then the person to receive the SDB shall be the Default Payee.

                  4. The amount and duration of the SDB that an eligible Class Member may receive for each eligible Policy will depend on (i) the age of the Measuring Life under the SDB as of the Implementation Date, (ii) the Policy Face Amount, (iii) the type of Policy, and (iv) whether and when the Policy Terminated, as set forth below:

                           a. All Policies Except Flexible Premium Multifunded
Life ("UL II") Either In Force or Terminated After January 1, 1994. For this category of Policies, the amount and duration of the SDB shall be calculated as the following percentage of the Policy Face Amount of the eligible Policy:

         SDB Measuring Life's Age                    SDB Length                Percentage of Policy Face Amount
         ------------------------                    ----------                --------------------------------
               30 or Younger                         59 months                               16.6%
                   31-40                              4 years                                16.6%
                   41-50                              3 years                                12.5%
                   51-60                              3 years                                 8.3%
                61 or Older                           2 years                                 8.3%

                           b. Flexible Premium Multifunded Life ("UL II")
Policies Either In Force or Terminated After January 1, 1994. For this category of Policies, the amount and duration of the SDB shall be calculated as the following percentage of the Policy Face Amount of the eligible Policy:

         SDB Measuring Life's Age                    SDB Length                Percentage of Policy Face Amount
         ------------------------                    ----------                --------------------------------
               30 or Younger                          59 months                               10%
                   31-40                              4 years                                 10%
                   41-50                              3 years                                7.5%

         SDB Measuring Life's Age                    SDB Length                Percentage of Policy Face Amount
         ------------------------                    ----------                --------------------------------
                   51-60                              3 years                                 5%
                61 or Older                           2 years                                 5%

                           c. All Policies Except Flexible Premium Multifunded
Life ("UL II") Terminated On or Before January 1, 1994. For this category of Policies, the amount and duration of the SDB shall be calculated as the following percentage of the Policy Face Amount of the eligible Policy:

         SDB Measuring Life's Age                    SDB Length                Percentage of Policy Face Amount
         ------------------------                    ----------                --------------------------------
               30 or Younger                          3 years                                8.3%
                   31-40                              2 years                                8.3%
                   41-50                              2 years                                6.6%
                   51-60                               1 year                                6.6%
                61 or Older                            1 year                                4.2%

                           d. Flexible Premium Multifunded Life ("UL II")
Policies Terminated On or Before January 1, 1994. For this category of Policies, the amount and duration of the SDB shall be calculated as the following percentage of the Policy Face Amount of the eligible Policy:

         SDB Measuring Life's Age                    SDB Length                Percentage of Policy Face Amount
         ------------------------                    ----------                --------------------------------
               30 or Younger                          3 years                                 5%
                   31-40                              2 years                                 5%
                   41-50                              2 years                                4.2%
                   51-60                               1 year                                4.2%
                61 or Older                            1 year                                2.5%

                  5. If the Default Measuring Life is deceased as of the Implementation Date, then, prior to the Implementation Date (or within 30 days of the death of the Measuring Life, whichever is later), the Class Member or his or her estate must use the Designation Form to designate a member of the Class Member's Affinity Group as an Alternate Measuring Life for purposes of the SDB. Simplified Underwriting will apply to the Alternate Measuring Life. If the proposed Alternate Measuring Life satisfies the Simplified Underwriting requirements, Settlement Death Benefit coverage for the proposed Alternate Measuring Life shall begin upon satisfactory completion of the necessary underwriting. If the proposed Alternate Measuring Life is uninsurable, then the Class Member or his or her estate must designate a different member of the Affinity Group as a proposed Alternate Measuring Life, who will be subject to Simplified Underwriting.

         B.       Accidental Death Benefit

                  1. Class Members who own or owned an Annuity making the Class Member eligible to participate in the Class and who do not submit a claim to Claim Evaluation shall automatically be entitled to the Accidental Death Benefit ("ADB"). The ADB shall commence on the Implementation Date.

                  2. For each Annuity making the Class Member eligible for relief, the ADB shall provide, for a period of three years, a payment to the Payee in an amount described below upon the Company's receipt of due proof of the accidental death of the Measuring Life within the ADB period, pursuant to the terms of the Benefit Voucher.

                  3. The amount of coverage under the ADB shall be based on the AnnuityAccount Value, as set forth below:

             Annuity Account Value                      ADB Length                        ADB Amount
             ---------------------                      ----------                        ----------
                  Up to $10,000                          3 years                            $1,500
               $10,001 - $25,000                         3 years                            $2,250
               $25,001 - $50,000                         3 years                            $3,000
               $50,001 - $100,000                        3 years                            $4,000
                 Over $100,000                           3 years                            $5,500

                  4. If the Default Measuring Life is deceased as of the Implementation Date, then prior to the Implementation Date (or within 30 days of the death of the Measuring Life, whichever is later), the Class Member or his or her estate must use the Designation Form to designate a member of the Class Member's Affinity Group as an Alternate Measuring Life for purposes of the ADB.

                  5. At any time prior to the expiration of the ADB, the Class Member may designate an Alternate Payee on the Designation Form to be provided as part of the Class Notice Package. If the Class Member does not designate an Alternate Payee, then the person to receive the ADB shall be the Default Payee.

         C.       Increase to the General Relief

         The SDB amounts and durations set forth in subsection IV.A.4 and the ADB amounts and durations set forth in subsection IV.B.3 have been calculated based on the assumptions that all Class Members would receive General Relief and that the Implementation Date would be March 31, 2000. After all claims in the Claim Review Process have been evaluated and scored by the Claim Evaluator, as provided in section VII below and Exhibit A hereto, the applicable SDB and

ADB amounts shall be increased to take into account the fact that fewer than all potential Class Members will receive General Relief.

         For Policies, this recalculation shall be done by multiplying the amounts set forth in subsection IV.A.4 by the following factor:

            Aggregate Policy Face Amounts as of the Eligibility Date
      --------------------------------------------------------------------
      Aggregate Policy Face Amounts of Policies Actually Receiving the SDB

         For Annuities, this recalculation shall be done by multiplying the amounts set forth in subsection IV.B.3 by the following factor:

                        Aggregate Annuity Account Values
    ------------------------------------------------------------------------
    Aggregate Annuity Account Values of Annuities Actually Receiving the ADB

         The SDB and ADB amounts may be further increased pursuant to section II.D.11 of Exhibit A if the value of the Aggregate CRP Relief is less than the CRP Total Fund.

         D. Research Initiative Regarding Terminated Policies and Annuities

         One year following the Implementation Date, and annually thereafter until any death benefits provided for in this Agreement are no longer in force, MetLife shall retain the services of a national information service bureau (such as TRW, Equifax, or COMSERV, Inc.), subject to the approval of Co-Lead Counsel for Plaintiffs, for the purpose of determining, based on the social security numbers of the Measuring Lives on all Terminated Policies and Annuities eligible to receive the death benefits provided for in this Agreement, whether any Measuring Life covered under any of these death benefits has died within the coverage period. If (i) the foregoing research reveals that any such person has died, and (ii) the Company, using its best efforts, is able to contact the Payee, and (iii) the Payee qualifies for payment of the death benefit, then the Payee shall be eligible to receive the applicable death benefit.

V.       DAC TAX RELIEF

         A. Owners of certain Policies identified in Exhibit D shall automatically receive, in addition to any General Relief or relief awarded in Claim Evaluation, the DAC Tax Relief described in this section and in Exhibit D. The anticipated value to the Class of the DAC Tax Relief, which provides free death benefit coverage, is estimated to be $40.3 million, based on comparable insurance rates on the open market.

         B. In addition, as of a date no later than 30 days after the Implementation Date, the Company shall not include costs associated with the DAC Tax as part of a cost of insurance or other charge or expense on those Policies identified in Exhibit D if the costs associated with the DAC Tax are currently included as part of the cost of insurance charges for those Policies. The anticipated present value to the Class of this commitment is estimated to be approximately $136.9 million.

         C. For each Policy identified in Exhibit D making the Class Member eligible for relief, the DAC Tax Relief shall provide, for a period of up to 59 months, an additional payment to the Payee - over and above the Settlement Death Benefit or any relief awarded in Claim Evaluation - upon the Company's receipt of due proof of the death of the Measuring Life within the DAC Tax Relief coverage period. The estimated amount of each eligible Class Member's DAC Tax Benefit shall be reflected on the Benefit Voucher.

         D. The amount and duration of the DAC Tax Relief that an eligible Class Member may receive for each eligible Policy will depend on (i) the age of the Measuring Life as of the Implementation Date, (ii) the Policy Face Amount, and
(iii) whether and when the Policy Terminated, as set forth in Exhibit D.

         E. If the Measuring Life is deceased as of the Implementation Date, then prior to the Implementation Date (or within 30 days of the death of the Measuring Life, whichever is later), the Class Member or his or her estate must use the Designation Form to designate a member of the Class Member's Affinity Group as an Alternate Measuring Life. This Affinity Group member shall be subject to Simplified Underwriting. If the proposed Alternate Measuring Life satisfies the Simplified Underwriting requirements, DAC Tax Relief coverage for the proposed Alternate Measuring Life shall begin upon satisfactory completion of the necessary underwriting. If the proposed Alternate Measuring Life is uninsurable, then the Class Member or his or her estate must designate a different member of the Affinity Group as a proposed Alternate Measuring Life, who will be subject to Simplified Underwriting.

         F. At any time prior to the expiration of the DAC Tax Relief or the death of the Measuring Life, the Class Member may designate an Alternate Payee on the Designation Form to be provided as part of the Class Notice Package. If the Class Member does not designate an Alternate Payee, the person to receive the payment of the DAC Tax Relief shall be the Default Payee.

         G. When a Class Member changes the Measuring Life or Payee with respect to the death benefit for a Policy, that change shall apply to all death benefits for which that Policy is eligible.

VI.      CLAIM EVALUATION

         A.       Structure

                  Claim Evaluation shall be conducted in accordance with Exhibit A, which utilizes three separate procedures for evaluating claims: the Claim Review Process, the Part VIII ADR Process, and the Part IX Arbitration Process.

         B.       Procedures

                  1. Claim Submission. Class Members who forego General Relief with respect to a particular Policy or Annuity may submit a Claim based on that Policy or Annuity to Claim Evaluation, except that Class Members shall not be entitled to submit a claim or receive relief in Claim Evaluation for Savings and Retirement Claims that were released in Horton v. Metropolitan Life Ins. Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.). Claims submitted to Claim Evaluation shall be evaluated in accordance with this section and the attached Exhibit A; relief for such Claims, if any, shall be awarded in accordance with Exhibit A. Class Members who submit a Claim to Claim Evaluation with respect to a Policy or Annuity shall not be entitled to any form of General Relief with respect to that Policy or Annuity, except as otherwise provided under the terms of Exhibit A.

                           a. To submit a Claim to Claim Evaluation, a Class
Member first must have selected Claim Evaluation on the Election Form included in the Class Notice Package and returned the Election Form so that it is received by the date stated on the Election Form, which date shall be at least 30 days before the Fairness Hearing, except as provided in Exhibit A.

                           b. Beginning on the Implementation Date, the Company
shall mail a Post-Settlement Mailing, including a Claim Form, to each Class Member who selected Claim Evaluation in a timely returned Election Form.

                                    (1) The Claim Form sent to each such Class
Member shall advise the Class Member that he or she shall have 60 days from the Company's mailing of the Claim Form to submit a Claim by completing and returning the Claim Form. The Claim Form shall also advise the Class Member that he or she may choose not to submit a Claim Form, and that if he or she does not timely submit a Claim Form, he or she will no longer be eligible for Claim Evaluation, but instead will automatically receive the General Relief for which he or she would have been eligible had he or she not elected Claim Evaluation on the Election Form.

                                    (2) Each Claim submitted to Claim Evaluation
must include a Claim Form completed to the best of the Claimant's ability, copies of all documents in the Claimant's possession relating to the Policy or Annuity that is the subject of the Claim, and any affidavits or other materials the Claimant wishes to submit. Claimants shall retain the right to supplement their Claim Forms at any time before final resolution of their Claims.

                                    (3) A Claimant's failure, without reasonable
justification, to provide a completed Claim Form and all relevant documents in his or her possession may result in a default or adverse relief determination under Claim Evaluation.

                           c. A Class Member who, for good cause, is unable to
return his or her Election Form or Claim Form in a timely manner may present the reason for the delay to the Claim Evaluator and request additional time to make the election or file the Claim Form. If a Class Member seeks an extension of time to file an Election Form or a Claim Form, the Claim

Evaluator shall determine if an extension shall be granted, whether based on hardship or any other reason.

                  2.       The Company's Gathering of Certain Information

                           a. The Company shall designate a Company Liaison(s)
to serve at the Company's expense as a customer resource liaison to reasonably and promptly respond to requests by the Claim Evaluator for information and other assistance reasonably necessary or appropriate for the Company to provide in fulfilling its obligations stated in this Agreement with respect to the evaluation, determination and resolution of Claims submitted to Claim Evaluation.

                           b. Nothing contained in this Agreement or in Exhibit
A hereto shall be construed to require the Claim Evaluator to obtain any information that is not contained in the Customer File or to undertake any analysis or perform any services beyond those which the Claim Evaluator deems necessary, in his or her discretion, to implement the provisions of Exhibit A.

                           c. Upon receipt of a Claim Form from a Class Member,
the Administrator shall provide the Company with a copy of the Claim Form and copies of all documents submitted by the Class Member.

                           d. The Company shall use its best efforts to assemble
the Customer File and to provide a Claim File to the Claim Evaluator within 60 days, but in no event more than 150 days, after the Company's receipt of a Claim Form. The Claim Evaluator shall keep all information received from the Company confidential.

                           e. All such information, and all other information
provided to Plaintiffs, to Co-Lead Counsel, to any individual Class Member or counsel for any Class

Member, or to the Claim Evaluator regarding the Company's Policy and Annuity owners, Class Members, and present or former employees or representatives, as well as any procedures of the Company disclosed to any of the foregoing in connection with implementing the terms of this Agreement, constitute trade secrets and highly confidential and proprietary business information which shall be deemed "Confidential" pursuant to the Case Management Orders and protective orders that have been and shall be entered in the Action, and shall be subject to all of the provisions thereof.

         C.       Claim Evaluation

                  1. Based solely upon his or her review of the Claim File and in accordance with Exhibit A, the Claim Evaluator shall determine the Claim Category or Categories applicable to the Claim, and refer the Claim to the appropriate Claim Evaluation process for resolution.

                  2. Any decision by the Claim Evaluator regarding the categorization of a Claim shall be final and binding, subject to the provisions of the attached Exhibit A.

                  3. In no event shall more than one form of relief be awarded for a single Policy or Annuity, nor shall there be any duplicative relief for a single Policy or Annuity.

VII.     THE CLAIM REVIEW PROCESS

         A.       Review of the Claim

                  1. For each Claim that the Claim Evaluator has categorized and referred to the Claim Review Process, the Claim Evaluator shall determine, based upon his or her review of the Claim File and in accordance with Exhibit A, (i) the Claim Designation or Designations applicable to the Claim in each applicable Claim Category, and (ii) the relief for the Claim, if any, that takes into account, among other things, the nature and strength of the Claim and the damages incurred because of the alleged misrepresentation(s) or other alleged wrongdoing.

                  2. The Claim Evaluator shall use his or her reasonable best efforts (a) to complete review of each Claim within 150 days of receipt of the Claim File, and (b) to complete the Claim Review Process within 180 days of receipt of the last Claim File.

                  3. Any final scoring of Claims and/or award of relief in the Claim Review Process by the Claim Evaluator shall be final and binding, subject to the provisions of Exhibit A. Except as provided in Exhibit A hereto, the Company, the Claimant, Class Members, Co-Lead Counsel, Defendants' Counsel, the successors or assigns of any of the foregoing, and any other party in interest, are prohibited from seeking review or in any other way challenging in any forum whatsoever, including in a judicial proceeding or an arbitration, a decision or award of relief, if any, pursuant to the foregoing provisions and the attached Exhibit A.

         B. Distribution of Relief Awarded in the Claim Review Process

                  1. The relief available in the Claim Review Process consists of the CRP Total Fund, which has an aggregate value to Class Members of $690 million. The CRP Total Fund is comprised of: (1) the CRP Cash/Credit Relief Fund, which is a $300 million fund payable as Policy or Annuity adjustments or, in certain circumstances, in cash payments, and (2) the CRP Death Benefit Relief Fund, which will provide death benefits with an aggregate value to Class Members of $390 million, based on comparable insurance rates in the open market.

                  2. After the Claim Evaluator has scored all Claims received in the Claim Review Process, he or she shall make a preliminary determination of the appropriate relief for those Claims pursuant to the procedures described in Exhibit A. If, based on the Claim Evaluator's determinations, the aggregate preliminary awards from the CRP Cash/Credit Relief Fund would exceed the CRP Cash/Credit Relief Fund, together with any remaining interest accrued thereon in accordance with sections X.A and VII.C, then the Claim Evaluator shall reduce all final awards from the CRP Cash/Credit Relief Fund pursuant to the formula described in section II.D.7 of Exhibit A and substitute death benefits from the CRP Death Benefit Relief Fund, to the extent available, in accordance with section II.D.7 of Exhibit A.

                  3. If, based on the Claim Evaluator's determinations, the aggregate preliminary awards of death benefits would exceed the CRP Death Benefit Relief Fund, then the Claim Evaluator shall reduce all final awards from the CRP Death Benefit Relief Fund pursuant to the formula described in section II.D.8 of Exhibit A and substitute cash/credit relief benefits from the CRP Cash/Credit Relief Fund, to the extent available, in accordance with section II.D.8 of Exhibit A.

                  4. If, based on the Claim Evaluator's scoring of all the Claims received in the Claim Review Process, the preliminary awards from the CRP Cash/Credit Relief Fund and the CRP Death Benefit Fund would exceed the CRP Total Fund, together with any remaining interest accrued on the CRP Cash/Credit Relief Fund in accordance with sections X.A and VII.C, then the Claim Evaluator shall reduce all final awards from the CRP Cash/Credit Relief Fund and the CRP Death Benefit Fund pursuant to section II.D.9 of Exhibit A; provided, however, that if the total relief to be awarded by the Claim Evaluator to all Claimants in the Claim Review Process would exceed the CRP Total Fund, together with any remaining interest accrued on the CRP Cash/Credit Relief Fund in accordance with sections X.A and VII.C, and the relief attributable to Savings and Retirement Claims exceeds $10 million, based on the cost to the Company, then the Company shall contribute to the CRP Cash/Credit Relief Fund the amount, if any, by which the total relief to be awarded by the Claim Evaluator for all Savings and Retirement Claims exceeds $10 million, subject to the provisions of the attached Exhibit A.

                  5. If the value of the Aggregate CRP Relief is less than the CRP Total Fund, together with any remaining interest added to the CRP Cash/Credit Relief Fund, Class Members shall receive an "enhancement" pursuant to section II.D.11 of Exhibit A.

         C.       Payment of the Claim Evaluator's Fees and Expenses

                  1. The total fees and expenses of the Claim Evaluator shall be paid from the interest accrued on the CRP Cash/Credit Relief Fund. The Claim Evaluator shall receive $21 million in compensation for total fees and any expenses not paid by the Company; provided, however, that if the number of Class Members who submit completed Claim Forms to the Claim Evaluator is no greater than four percent of the Class, then the Claim Evaluator shall receive no more than $19 million in compensation for total fees and expenses, and that if the number of Class Members who submit completed Claim Forms to the Claim Evaluator is no greater than three percent of the Class, then the Claim Evaluator shall receive no more than $17 million in compensation for total fees and expenses.

                  2. If the Claim Evaluator's fees and expenses exceed the interest accrued on the CRP Cash/Credit Relief Fund, then the balance of his or her fees and expenses shall be paid from the CRP Cash/Credit Relief Fund if, after the preliminary determination of the Aggregate CRP Relief and before any final awards or any spillover enhancement as provided in section VII.B.5 of this Agreement, the balance of the CRP Cash/Credit Relief Fund is sufficient;

provided, however, that the Company shall pay the Claim Evaluator's remaining fees and expenses if the amount remaining in the CRP Cash/Credit Relief Fund is insufficient to pay those fees and expenses. If the Claim Evaluator's fees and expenses are less than the interest accrued on the CRP Cash/Credit Relief Fund, the remainder of the interest shall be added to the CRP Cash/Credit Relief Fund.

VIII.    THE PART VIII ADR PROCESS

         A. As more particularly described in Part VIII of Exhibit A to this Agreement, all Class Members' Claims that are not within the categories of the Claim Review Process and are not subject to the Part IX Arbitration Process shall be reviewed and awarded relief in the Part VIII ADR Process set forth in Exhibit A.

         B. If, as part of the Part VIII ADR Process, the Claimant is dissatisfied with the relief awarded by the Company in accordance with the criteria established in Exhibit A, the Claimant may appeal to a neutral arbitrator as described in Exhibit A.

         C. The arbitrator's decision shall be based exclusively on the criteria established in Exhibit A, and the amount awarded shall be final and not appealable by the parties in any judicial or administrative proceeding, except as provided in Exhibit A.

         D. Any relief awarded in the Part VIII ADR Process shall be paid by the Company separately from and in addition to the CRP Total Fund. The Company also shall pay the fees and expenses of the arbitrator. For any timely Claim brought under Part VIII that is also brought within one year from the Implementation Date, where a Claimant receives an award in the Part VIII ADR Process, the Company shall, if the Claimant was represented by an attorney during the ADR process, pay an additional sum equal to 20% of the relief awarded as compensation for the

Claimant's attorneys' fees and expenses, even if the award is made more than one year after the Implementation Date.

IX.      THE PART IX ARBITRATION PROCESS

         A. As set forth in more detail in Exhibit A, the Part IX Arbitration Process shall be used to resolve any Claim that, at the time the Class Member bought a tax deferred Annuity, the Company allegedly improperly marketed and sold the Annuity for funding a qualified plan under the Internal Revenue Code on the basis of a tax deferral advantage that did not exist, because any investment in a qualified plan already is tax deferred. All such Claims must be brought within 60 days from the date the Claim Form is mailed to the Class Member.

         B. As provided in Exhibit A, the Company shall have 60 days from receipt of a Part IX Claim to make an offer of relief for that Claim. The Company shall pay for a Claimant Representative to be appointed by Co-Lead Counsel for Plaintiffs, who will represent the Claimant in evaluating any offer of relief from the Company and pursuing any Claim through arbitration, as described below and in Exhibit A.

         C. If the Company makes no offer of relief or if the Claimant rejects the Company's offer of relief, the Claimant may appeal to an independent arbitrator selected pursuant to Exhibit A. The arbitrator's decision with respect to the relief to be awarded shall be final and shall not be appealable by the parties in any judicial or administrative proceeding, except as provided in Exhibit A.

         D. Any relief awarded in the Part IX Arbitration Process shall be paid by the Company separately from and in addition to the CRP Total Fund. The Company also shall pay the fees and expenses of the arbitrator.

X.       THE COMPANY'S FUNDING OBLIGATIONS

         A. Establishing the CRP Cash/Credit Relief Fund

                  1. Beginning 10 days after the Execution Date, compound interest shall accrue on the CRP Cash/Credit Relief Fund at a rate equal to the coupon issue yield equivalent (as determined by the Secretary of Treasury) of the average accepted auction price for the last auction of 6-month United States Treasury bills settled immediately before the Execution Date. The interest that accrues on the CRP Cash/Credit Relief Fund shall be applied to the fees and expenses of the Claim Evaluator relating to Claim Evaluation and/or CRP Administration. Any portion of the accrued interest that is not applied to the fees and expenses identified in this subsection shall be added to the CRP Cash/Credit Relief Fund.

                  2. As provided in section VII.C of this Agreement, the Company is responsible for paying any of the Claim Evaluator's remaining fees and expenses after the CRP Cash/Credit Relief Fund and any interest accrued thereon have been exhausted. In no event shall the Company be required to pay the Claim Evaluator more than $21 million, which is the maximum amount the Claim Evaluator may receive as compensation for total fees and expenses not paid by the Company.

         B. Funding the Relief under Sections IV - VII of this Agreement

         No later than the Final Settlement Date, the Company shall reserve funds sufficient to meet its obligations under sections IV - VII of this Agreement.

         C. Funding Reverts upon Termination

         If this Agreement is terminated for any reason, the right to all remaining funds reserved by the Company for the benefit of the Class, as well as all funds paid to the Claim Evaluator that have not been expended for purposes of Claim Evaluation, shall revert to the Company.

XI. NOTICE TO THE CLASS AND COMMUNICATIONS WITH CLASS MEMBERS

         A. Introduction

         As set forth below, the Company will provide notice of the proposed settlement to Class Members by first class mail and by publication in specified newspapers and periodicals. After the Final Settlement Date, the Company will send a Post-Settlement Mailing to all Class Members who have timely elected Claim Evaluation.

         B. Class Notice Package

         Subject to the requirements of the Hearing Order and no later than 60 days before the Fairness Hearing, the Company shall send a Class Notice Package by first-class mail, postage prepaid, to the last known address, as reflected by the Company's records, of the current or last owner(s) of record of affected Policies and Annuities. Where the Company is aware that the Class Member has pending litigation against the Company relating to any matter proposed to be released by this Agreement, the Class Notice Package also shall be sent to any legal counsel known to represent the Class Member. The Company shall pay for the costs associated with producing and mailing the Class Notice Package.

                  1. Class Notice. Each Class Notice Package shall contain a Court-approved Class Notice. The proposed Class Notice, agreed upon by the Parties, will be substantially in the form included in Exhibit B. The Class Notice shall conform to all applicable requirements of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), the Rules of Court and any other applicable law, and shall otherwise be in the manner and form agreed upon by the Parties and approved by the Court. It shall include the following three topics:

                           a. General Terms. The Class Notice shall contain a
plain and concise description of the Action, the Class certification and the proposed settlement, including information on who are Class Members and how the proposed settlement would operate to provide relief to individual class members. The Class Notice Package also shall have a foreign-language statement on the envelope substantially in the form included in Exhibit B.

                           b. Notice of Exclusion and Objection Rights. The
Class Notice shall inform Class Members of the deadlines and procedures for excluding themselves from the Class, objecting to the proposed settlement, or remaining in the Class, as well as the legal effects of exercising each of these options.

                           c. Notice of Fees and Expenses. The Class Notice
shall provide information about the amounts being sought by Co-Lead Counsel as Attorneys' Fees and Expenses. It also shall explain that the Company will pay the fees and expenses awarded by the Court to Co-Lead Counsel and any Court-approved costs arising from notifying the Class and that such fees and expenses will not be paid out of funds designated for relief to Policy and Annuity owners under this settlement. The Notice shall state that the fees and expenses of the Claim Evaluator shall be paid out of the interest accrued on the CRP Cash/Credit Relief Fund and the remainder, if any, of the Claim Evaluator's fees and expenses not covered by the interest may be paid from the CRP Cash/Credit Relief Fund, pursuant to section VII.C above. The Class Notice also shall explain that, under the settlement, individual Class Members are responsible for any fees and expenses of any counsel they may retain or have retained to represent them individually for any reason, including, but not limited to, counsel retained in connection with the Fairness Hearing or Claim Evaluation, except as provided in the Part VIII ADR Process and Part IX Arbitration Process. In addition, the Class Notice shall explain that Co-Lead Counsel may petition the Court for incentive awards for certain plaintiffs, not to exceed $2,500 per plaintiff, as compensation for the risk and expense they have undertaken on behalf of the Class. It also shall state that such awards, if any, shall be drawn from the CRP Cash/Credit Relief Fund.
                  2. Release. Each Class Notice shall have, as an appendix, a copy of the Release in a form substantially similar to the Release included as part of Exhibit B.

                  3. Fact Sheet. Each Class Notice Package shall include a Fact Sheet in a form substantially similar to the one included as part of Exhibit B.

                  4. Frequently Asked Questions. Each Class Notice package shall include a list of frequently asked questions, together with references to the page numbers of the Class Notice on which the answers may be found. This list shall be substantially similar to the one included as part of Exhibit B.

                  5. Statement of Eligibility. Each Class Notice Package shall include an individual Statement of Eligibility in a form substantially similar to the one included as part of Exhibit B.

                  6. Benefit Voucher. Each Class Notice Package shall include a Benefit Voucher, in a form substantially similar to the one included as part of Exhibit B, that sets forth the estimated amount of the death benefits to which the Class Member may be entitled, as well as the terms of those benefits.

                  7. Election Form. Each Class Notice Package shall include an Election Form for each Policy and Annuity in which the Class Member has or had an ownership interest. The Election Form shall state clearly that Class Members who forego General Relief in favor of Claim Evaluation bear the risk that they may be awarded no relief at all in Claim Evaluation. The Election Form, as agreed upon by the Parties, will be in a form substantially similar to the one included as part of Exhibit B.

                  8. Designation Form. Each Class Notice Package shall include a Designation Form for each Policy and Annuity in which the Class Member has or had an ownership interest. The Designation Form, as agreed upon by the Parties, will be in a form substantially similar to the one included as part of Exhibit B.

                  9. Remailing and Additional Notice. The Company shall, at its cost, (i) remail any Class Notice Package returned by the Postal Service with a forwarding address that is received by the Company, (ii) attempt to find an address for any returned Class Notice Package that does not include a forwarding address, or retain an address research firm for this purpose, and (iii) if an address research firm is retained, provide a copy of any returned notice to the address research firm as soon as practicable following receipt; provided, however, that the Company shall not be obligated to duplicate the efforts of an address research firm that under took a search for the Class Member's address prior to the initial mailing. The Hearing Order shall provide that (a) any retained address research firm shall provide to the Company in connection with each returned notice, as soon as is practicable, either an updated address or a statement that, following due research, it has been unable to obtain an updated address, and (b) the Company shall remail the notice to any Class Member for whom the address research firm provides an updated address.

         C. Publication Notice

         No later than 60 days before the Fairness Hearing, the Company shall publish the Publication Notice, in a form substantially similar to that attached as Exhibit C, once in the national editions of The New York Times and The Wall Street Journal, in USA Today, in The Pittsburgh Post-Gazette, in the newspaper with the highest circulation in each of the 50 states, the District of Columbia and San Juan, Puerto Rico, and in such other publications as the Company and Co-Lead Counsel may mutually agree. The Company shall pay the costs associated with the Publication Notice. No later than 60 days before the Fairness Hearing, the Company and both of Co-Lead Counsel for Plaintiffs each shall, at its own expense, place the Publication Notice on its Internet website: http://www.metlife.com, http://www.milberg.com and http://www.ssem.com.

         D. Post-Settlement Mailing

         Beginning on the Implementation Date, the Company shall, at its cost, send a Post-Settlement Mailing to each Class Member who has timely elected Claim Evaluation.
                  1. The Post-Settlement Mailing shall instruct that if Class Members wish to submit a Claim, they must complete the enclosed Claim Form and return it to the specified address, so that it is postmarked no later than 60 days after the date on which the Claim Form was mailed to the claimant.

                  2. The Post-Settlement Mailing shall state that, for each Claim, the Claimant must submit (a) copies of all documents related to the sale of the Policy or Annuity, (b) copies of all documents in the Claimant's possession relating to his or her Policy, Annuity or Claim, (c) the Claim Form, and (d) any other affidavits, documents or materials the Claimant wishes to submit.

                  3. The Post-Settlement Mailing shall further state that a Claimant's failure, absent reasonable justification, to provide a completed, signed and sworn Claim Form and all relevant documents may result in default or an adverse result under Claim Evaluation.

                  4. In addition, the Post-Settlement Mailing shall state that Class Members may choose not to submit a Claim Form and that, if they do not timely submit a Claim Form, they will automatically receive the General Relief for which they would have been eligible had they not elected Claim Evaluation in the Election Form, but they will no longer be eligible for Claim Evaluation.

         E. Retention of Administrator

         Upon consultation and approval of Co-Lead Counsel, the Company shall, at its cost, retain one or more Administrators to help implement the terms of the proposed settlement.

                  1. The Administrator(s) may assist with various administrative tasks, including, without limitation, (a) mailing or arranging for the mailing of the Class Notice to Class Members, (b) arranging for publication of the Publication Notice, (c) handling returned mail not delivered to Class Members,
(d) attempting to obtain, where necessary, updated address information for any Class Notices, (e) making any additional mailings required under the terms of this Agreement, (f) arranging for and staffing a toll-free telephone number to provide pre-approved answers to questions from Class Members about the proposed settlement, (g) answer-ing written inquiries from Class Members and/or forwarding such inquiries to Co-Lead Counsel or their designee, (h) receiving and maintaining on behalf of the Court any Class Member correspondence regarding requests for exclusion from the settlement, (i) handling Election Forms and Designation Forms returned by Class Members in response to the Class Notice, (j) mailing or arranging for the mailing of the Post-Settlement Mailing to Class Members who have timely elected Claim Evaluation, (k) formulating and maintaining a database of all responses from Class Members, and (l) otherwise assisting the Company with administration of the settlement. The Company shall pay the reasonable fees and expenses of the Administrator(s), as well as any other fees and expenses incurred in performing all of the tasks described in this section. Co-Lead Counsel and/or their designee shall be entitled to observe and monitor the performance of the Administrator.

                  2. The contract between the Company and the Administrator shall obligate the Administrator to abide by the following performance standards:

                           a. The Administrator shall accurately and neutrally
describe, and shall train and instruct its employees and agents to accurately and neutrally describe, the provisions of this Agreement in communications with Class Members;

                           b. The Administrator shall provide prompt, accurate
and neutral responses to inquiries from Co-Lead Counsel for Plaintiffs or their designee, Defendants and/or Defendants' Counsel.

                           c. If, in the course of any communication with a
Class Member, the Class Member requests that the Administrator and/or its agent or employee refer the communica-tion to the Company or Co-Lead Counsel, then the Administrator and/or its agent or employee shall promptly fulfill such request.

                           d. If, in the course of any communication with a
Class Member, an agent or employee of the Administrator reasonably concludes that the Class Member is not satisfied with the information and/or assistance provided, then the agent or employee shall promptly refer the Class Member's communication to a supervisor on duty, a representative of the Company and Co-Lead Counsel or their designee.

                  3. If the Administrator makes a material misrepresentation to, or fraudulently conceals requested material information from, Co-Lead Counsel or Defendants' Counsel, then the Party to whom the misrepresentation is made (or, in the case of a concealment, the requestor of the information) shall have the right to demand that the Administrator immediately be replaced. If the Administrator fails to perform adequately on behalf of the Company and the Class, the Parties can agree to remove or replace the Administrator. All disputes regarding the retention or dismissal of the Administrator shall be resolved by the Court.

         F. Toll-Free Telephone Number for Settlement Information

         Subject to the provisions of section E above, the Administrator shall establish a telephone bank with a toll-free telephone number for the sole purpose of responding to inquiries about the Action or the proposed settlement. The Administrator shall direct all callers with general product questions, product status requests, or complaints unrelated to the settlement or the Action to call the Company's toll-free number.

                  1. The Administrator shall be responsible for (a) staffing the telephone bank with telephone representatives, (b) educating the telephone representatives about the background of the Action, the product concepts relevant to the proposed settlement, and the terms and chronology of the proposed settlement, (c) training the telephone representatives to answer inquiries, (d) providing scripts and model questions and answers (prepared by the Company and approved by Co-Lead Counsel) for the telephone representatives to use in answering inquiries, (e) training the telephone representatives to refer Class Member inquiries to Co-Lead Counsel or their designee if the Class Member so requests or where otherwise appropriate, including under the circumstances described in section XI.E.2.c, (f) training telephone representatives to refer callers with general product questions, product status requests, or complaints unrelated to the settlement or this Action to call the Company's toll-free customer service number, (g) providing for a translation service for non-English speaking Class Members who call the toll-free number for information regarding the settlement, (h) providing callers access to a terminal for the hearing-impaired, and (i) taking any other steps, in consultation with the Company and Co-Lead Counsel, to promote accurate and efficient communications with Class Members, Claimants and other policy and annuity owners.

                  2. Co-Lead Counsel or their designees may monitor and participate in the education and training process for telephone representatives in the following manner:

                           a. All training and other communications between the
Parties and telephone representatives and/or supervisors must be agreed upon by the Parties. Co-Lead Counsel or their designee may observe any communications involving either the Administrator or the Company (or their designee) and the telephone representatives and supervisors of telephone representatives, including any training and instruction. Co-Lead Counsel or their designee may participate in all training sessions, speak with telephone representatives and supervisors, and provide additional comment and/or instruction to telephone representatives and/or supervisors as they deem necessary. The Company may observe any communications between Co-Lead Counsel or their designee and the telephone representatives and supervisors. Either Party may request and obtain a pause in any training session or other communication with a telephone representative or supervisor to confer regarding the content of the communication or training.

                           b. The Company and Co-Lead Counsel or their designees
shall agree on all telephone scripts to be used by the telephone representatives, and all training materials and presentations, whether written or oral, provided to telephone representatives. The Company shall provide Co-Lead Counsel with complete drafts of all telephone scripts, written materials or written presentations at least 7 days prior to their use in training. Co-Lead Counsel shall respond to the Company with comments within 2 days of the intended use of such documents. Any proposed changes, modifications or additions to the telephone scripts or written training materials by either party must be provided to the other party with sufficient time to permit meaningful comment prior to use. The Parties shall negotiate in good faith concerning any such changes, modifications or additions to facilitate providing clear, understandable and accurate information to Class Members.

                           c. In addition, Co-Lead Counsel may provide an
on-site presence at the telephone bank to monitor telephone representatives' handling of Class Members' telephone inquiries and also to speak directly with any Class Member who requests to speak to Co-Lead Counsel. Each representative of Co-Lead Counsel who provides such presence shall be fully informed about the terms of this settlement and all other pertinent matters, including the background of this Action.

                           d. If, during a Class Member's telephone call to the
toll-free number, the telephone representative deviates from the approved script and the monitoring Co-Lead Counsel or their designee believes that such deviation was inaccurate, confusing or misleading, Co-Lead Counsel or their designee may contact the Class Member to address the inaccuracy.

         G. Right of Communication with Claimants and Company Customers

                  1. Subject only to the following conditions, the Parties agree that the Company retains its right to communicate with and respond to inquiries from present and former Company customers, including policy and annuity owners and Class Members, orally and/or in writing, and it may do so through any appropriate Producers or others as described below.

                  2. The Company's Producers retain the right to respond to inquiries from, and/or communicate with, present or former Company customers, including Class Members. However, the Company shall (i) instruct its current Producers to refer Class Member inquiries about the settlement to the toll-free number established to respond to such inquiries, and (ii) instruct its current Producers that, during the period from the Execution Date through the conclusion of Claim Evaluation, they may not take original documents and/or records from Class Members. Co-Lead Counsel may review and comment on advance copies of written communications with Producers about the proposed settlement, and may observe live, taped or broadcast presentations or special training programs directed at the Producers, if any, on the proposed settlement. Co-Lead Counsel shall not be allowed to participate in such training or control the content thereof.

                  3. During the period following the Execution Date and prior to election of settlement relief by individual Class Members, the Company will continue to process and respond to customer complaints, notwithstanding the fact that certain complaints may originate with Class Members and may concern claims that otherwise could be eligible for relief under Claim Evaluation; provided, however, that, after the date on which preliminary approval of this Agreement is granted by the Court, any Company offer of relief in response to a Class Member's complaint shall be accompanied by a statement, substantially in the form of the attached Exhibit H, advising the Class Member of the proposed settlement and explaining to the Class Member that any relief received by a Class Member prior to election of settlement relief may be offset against any award of relief granted under Claim Evaluation. Participation in any governmental, administrative or regulatory enforcement proceeding will not affect a person's eligibility to be a Class Member.

                  4. Mass and/or generalized communications specifically about the proposed settlement directed to all Class Members or a group thereof - whether made by Co-Lead Counsel, the Company, the Administrator or the Claim Evaluator, and whether by mail, the establishment or encouragement of Internet websites or other Internet communications, telephone scripts, or any other means - shall be made jointly with, or with the approval of, the other Party.

         H. Media Communications

         The form and content of the initial joint written statement, press release or other media notice to be issued in connection with the proposed settlement on or after the Execution Date shall be mutually agreed upon by the Parties. Any subsequent formal written statements, written press releases or other written media notices to be issued in connection with the proposed settlement shall be exchanged by the Parties sufficiently in advance of public release to provide the other Party with adequate time to prepare its own statement. Co-Lead Counsel and the Company shall ensure that any comments about or descriptions of the proposed settlement or its value or cost in the media or in any other public forum are balanced, fair and accurate.

         I. The Company's Dealings with Producers

         The Company is committed to treating its Producers fairly and will not retaliate or otherwise take adverse action against any Producer solely because of the Producer's cooperation or participation in Claim Evaluation pursuant to this Agreement or the disposition of claims submitted in Claim Evaluation. Plaintiffs recognize, however, that the Company has the right and regulatory obligation to train, monitor, supervise and, where necessary, discipline its Producers and to take any remedial or other steps it deems appropriate to protect past, present and future policy owners and annuity owners and the Company. In taking such steps, the Company may take account of all relevant facts and circumstances of an individual case, including any facts and circumstances discovered during Claim Evaluation. This subsection does not create any rights enforceable by Class Members or third parties, including Producers, under this Agreement.

         J. Co-Lead Counsel's Communications with Producers

                  1. Where necessary, Co-Lead Counsel may contact a Producer who is currently employed by or under contract with the Company and who sold or serviced a Policy or Annuity that is the subject of a Claim, and the Company shall cooperate in providing the

Producer's current address and telephone number; provided, however, that any contact by Co-Lead Counsel with any such Producer shall be made jointly with the Company.

                  2. Where necessary, Co-Lead Counsel may contact a Producer who is no longer employed by or under contract with the Company but who sold or serviced a Policy or Annuity that is the subject of a Claim. Where available, the Company will provide Co-Lead Counsel with the Producer's last known address and telephone number; provided, however, that any contact by Co-Lead Counsel with any such Producer shall be made jointly with the Company.

         K. Co-Lead Counsel's Administrative Responsibilities

                  1. Co-Lead Counsel shall be responsible for (a) retention of the Claim Evaluator and (b) upon receipt of the Claim Files by the Claim Evaluator, the implementation and conduct of the administration of the Claim Review Process. If it becomes necessary to replace the Claim Evaluator because of death, disability or otherwise, Co-Lead Counsel shall be responsible for the retention of the replacement Claim Evaluator.

                  2. In completing the administrative tasks associated with the CRP Administration, Co-Lead Counsel may, but are not required to, use the services of the Administrator, provided that any such use shall be deemed to be included within CRP Administration. Co-Lead Counsel shall fully cooperate with any reasonable requests for information or assistance made by the Administrator in the regular course of performing its duties.

                  3. The Company and Co-Lead Counsel shall have reasonable access to files and/or other materials gathered, generated or utilized by the Claim Evaluator in Claim Evaluation, not including privileged files or attorney work product; provided, however, that any such

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
request shall: (a) be fulfilled at the expense of the party requesting such access, and (b) not unduly disrupt the Claim Evaluator's administration of Claim Evaluation or the Claim Review Process.

                  4. The Parties agree that Claim Evaluation shall be used as a forum for the fair resolution of Claims and not the slander or defamation of the character or reputation of the Company, its present or former employees, Producers, or representatives, Co-Lead Counsel for Plaintiffs, Defendants' Counsel, or the Parties herein.

                  5. The form and content of the letter notifying Claimants of the relief, if any, awarded in Claim Evaluation shall be substantially as appears as part of Exhibit J.

                  6. At the conclusion of the Claim Review Process, when all CRP relief has been determined, Co-Lead Counsel and/or the Claim Evaluator shall provide the Company with information indicating the Claim Categorization, Claim Designation and the amount of relief, if any, to be awarded on each Claim by Policy or Annuity identification number. In addition, during the Claim Review Process, the Claim Evaluator shall upon request, but in no event more frequently than every 60 days, provide the Company and Co-Lead Counsel with information concerning the status of the claims to be evaluated.

XII. REQUESTS FOR EXCLUSION

         A. Any potential Class Member who wishes to be excluded from the Class must mail a written request for exclusion to the Administrator, care of the address provided in the Class Notice, so that it is received no later than 30 days before the Fairness Hearing, or as the Court otherwise may direct, and specifying the Policy (or Policies) or Annuity (or Annuities) that he or

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
she wants to exclude. A list reflecting all requests for exclusion shall be filed with the Court by the Company at or before the Fairness Hearing.

         B. Any potential Class Member who is not excluded by the filing of a timely written request for exclusion with respect to a Policy or Annuity as provided in the preceding subsection shall be bound with respect to that Policy or Annuity by all subsequent proceedings, orders and judgments in this Action, even if he or she has pending, or subsequently initiates, litigation, arbitration or any other proceeding against the Company relating to that Policy or Annuity and the claims released in this Action.

XIII.    OBJECTIONS TO SETTLEMENT

         A. Any Class Member who has not filed a timely written request for exclusion and who wishes to object to the fairness, reasonableness or adequacy of this Agreement or the proposed settlement, to the certification of the class, to the award of Attorneys' Fees and Expenses, or to any requests for incentive awards to certain plaintiffs, must deliver to Co-Lead Counsel and Defendants' Counsel and file with the Court, no later than 30 days before the Fairness Hearing or as the Court otherwise may direct, a statement of his or her objection, as well as the specific reason(s), if any, for each objection, including any legal support the Class Member wishes to bring to the Court's attention and any evidence the Class Member wishes to introduce in support of the objection. Class Members may so object either on their own or through an attorney hired at their own expense.

         B. Class Members and their personal attorneys may obtain access, at their own expense, to review the documents the Defendants produced to Co-Lead Counsel during the course of discovery in this Action, and also to review the deposition transcripts (and exhibits thereto) generated in this Action, provided, however, that they first agree in writing to be bound by the Confidentiality Agreement attached as Exhibit F, as well as all Case Management Orders and Protective Orders entered and to be entered in this Action. These discovery documents shall be made available only by appointment during regular business hours at the offices of Co-Lead Counsel at Specter Specter Evans & Manogue, P.C., Koppers Building, 26th Floor, Pittsburgh, Pennsylvania. Co-Lead Counsel shall inform Defendants' Counsel promptly of any requests by Class Members or their attorneys or other persons or entities for access to such documents.

         C. If a Class Member hires an attorney to represent him or her, the attorney must (1) file a notice of appearance with the Clerk of Court no later than 30 days before the Fairness Hearing, or as the Court otherwise may direct, and (2) deliver to Co-Lead Counsel and Defendants' Counsel no later than 30 days before the Fairness Hearing a copy of the same.

         D. Any Class Member who files and serves a written objection, as described in section XIII, may appear at the Fairness Hearing, either in person or through personal counsel hired at the Class Member's own expense, to object to the fairness, reasonableness or adequacy of this Agreement or the proposed settlement, to the award of Attorneys' Fees and Expenses, or to any request for incentive awards for certain plaintiffs. Class Members or their attorneys intending to make an appearance at the Fairness Hearing must deliver a notice of intention to appear to Co-Lead Counsel and Defendants' Counsel and file it with the Court no later than 30 days before the Fairness Hearing, or as the Court otherwise may direct.

         E. Any Class Member who fails to comply with the provisions of this section shall waive and forfeit any and all rights he or she may have to appear separately, object, and/or

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
appeal, and shall be bound by all the terms of this Agreement and by all proceedings, orders and judgments in this Action.

XIV.     RELEASE AND WAIVER AND ORDER OF DISMISSAL

         A. Release and Waiver

         Plaintiffs and the Class agree to the following release and waiver, which shall take effect upon entry of the Final Order and Judgment:

                  1. Plaintiffs and all Class Members hereby expressly agree that they shall release and discharge the Releasees from any and all claims or causes of action -- known or unknown -- that were or could have been asserted in this Action with respect to Policies, and with respect to Annuities solely as described below in subsections (b), (d) and (e). As part of this Release, Plaintiffs and all Class Members agree that they release, acquit and forever discharge all Releasees from and shall not now or hereafter institute, participate in, maintain, maintain a right to or assert against the Releasees, either directly or indirectly, on their own behalf, derivatively, or on behalf of the Class or of any other person or entity, any and all causes of action, claims, damages, awards, equitable, legal and administrative relief, interest, demands or rights, including, without limitation, claims for rescission, restitution or all damages of any kind, including those in excess of actual damages, and claims for mental anguish, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law, or any other source, that have been, could have been, may be or could be alleged or asserted now or in the future by Plaintiffs or any Class Member against the Releasees or any of them in this Action or in any other court action or before any administrative body (including any brought by or on behalf of any state attorney general or Department of Insurance or other regulatory entity or federal, state or local

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
prosecutorial or other organization), tribunal, arbitration panel, or other adjudicatory body on the basis of, connected with, arising out of, or related to, in whole or in part, the Policies, the Annuities (solely to the extent described below in subsections (b), (d) and (e)), and the Released Transactions, including, without limitation:

                           a. any or all of the acts, omissions, nondisclosures,
facts, matters, transactions, occurrences, or oral or written statements or representations that have been, could have been, may be or could be directly or indirectly alleged, asserted, described, set forth or referred to in the Complaint, Amended Complaint, or the Action;

                           b. any or all of the acts, omissions, nondisclosures,
facts, matters, transactions, occurrences, or oral or written statements or representations allegedly made in connection with or directly or indirectly relating to the Released Transactions (to the extent applicable to Policies and/or Annuities), including, without limitation, any acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations relating to:

                                    1. the number of out-of-pocket payments that
were paid or would need to be paid for a Policy or Policies, or in connection with a Vanishing Premium scheme, as alleged in the Action, or the accelerated payment plan or accelerated payment arrangement;

                                    2. the ability to keep or not to keep a
Policy or Policies in force based on a fixed number and/or amount of premium payments (less than the number and/or amount of payments required by the terms of the Policies), and/or the amount that would be realized or paid under the Policies based on a fixed number and/or amount of cash payments (less

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
than the number and/or amount of payments required by the terms of the Policies), whether in the form of (i) cash value and/or (ii) death, retirement or periodic payment benefits;

                                    3. the dividends, interest rates or other
policy credits credited or to be credited to premiums paid on a Policy or Policies, or to amounts within a Policy or Policies, and the deductions or charges (including all expense and other deductions or charges) charged or to be charged against the Policy or Policies;

                                    4. the nature, characteristics, terms,
appropriateness, suitability, descriptions and operation of a Policy or Policies, including, without limitation, (i) the amount or method of calculation of fees, charges, commissions, distribution costs, administrative expenses and/or taxes in connection with the sale of, as part of the premiums for, or in connection with a full or partial surrender or termination of a Policy or Policies, (ii) the apportionment of coverage between the base and additional insurance or term-rider components of a Policy or Policies, (iii) the cost or availability of additional insurance or term-rider coverage relative to base-policy coverage, or (iv) the ability or inability to reduce the face amount of the base component of a Policy;

                                    5. the fact that a Policy or Policies were
or were not life insurance or that Plaintiffs' or Class Members' objectives (and/or the purchaser's goals) would be funded by the cash values and/or benefits derived from a life insurance policy or that the product being sold was life insurance was minimized or disguised;

                                    6. whether a Policy or Policies were, would
operate or could function as an Investment Plan;

                                    7. the relationship between a Policy's or
Policies' cash surrender value and the cumulative amount of premiums paid;

                                    8. the fact that a part of the premiums paid
would not be credited toward an investment or savings account or the Policy's or Policies' cash or accumulation value, but would be used to offset the Company's commission, sales, administration, tax and/or mortality expenses;

                                    9. the fact that a loan or withdrawal of
funds from a Policy or Annuity to fund another Policy or Annuity could result in interest or other charges;

                                    10. the rate of return on Policy premiums
paid with cash value or cash surrender value;

                                    11. the rate of return on Annuity premiums
paid with cash surrender value;

                                    12. the relative suitability or
appropriateness of a Policy for particular types of purchasers;

                                    13. the use of an existing Policy's or
Annuity's cash value or cash surrender value by means of a surrender, withdrawal/partial surrender or loan to purchase or maintain a new Policy or Annuity;

                                    14. the replacement or rollover of an
existing Policy or Annuity with or into a new Policy or Annuity;

                                    15. with respect to Policies, the Company's
practices regarding dividends, account values, policy loans, interest and other policy crediting and cost of insurance and administrative charges; policy or premium charges and monthly deductions; illustrations of dividends, interest and other policy crediting rates, interest or other policy bonuses, account equity rates, account value calculations, policy loans, policy charges, premium charges, monthly deductions, cost of insurance and administrative charges, cash values or death benefits; payment of any dividends to any parents or affiliates; or any other matters relating to dividends with respect to the Policies, interest or other policy crediting rates, interest or other policy bonuses, account equity rates, account value calculations, policy loans, policy charges, premium charges, monthly deductions or cost of insurance and administrative charges;

                                    16. the so-called Deferred Acquisition Cost
("DAC") Tax, including any and all reductions in benefits, cash values or policy values, or increases in costs associated with, the DAC Tax on or before 30 days after the Implementation Date;

                                    17. the marketing or sale of deferred
annuities for funding qualified plans, such as an Individual Retirement Account ("IRA") or a 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax deferred;

                                    18. the use of direct recognition of policy
loans in the calculation of policy benefits and/or costs;

                                    19. with respect to the Released
Transactions (to the extent applicable to Policies and/or Annuities), the manner in which the Company hired, trained and supervised any of the Releasees, including but not limited to the Company's present and former Producers, general agents, agents, account representatives, sales representatives, branch managers, brokers, solicitors and representatives, or any of them;

                                    20. disclosures in any local, state or
federal regulatory filing by the Company relating to the Released Transactions (to the extent applicable to Policies and/or Annuities);

                                    21. the sale of Policies as investment,
savings or retirement funding vehicles, or any representations, promotions, or advertising regarding such matters;

                                    22. actual or alleged violations of the
"replacement" statutes or regulations under applicable law;

                                    23. the actual or alleged violation of any
applicable law or regulation relating to Policy and/or Annuity sales practices otherwise released herein;

                                    24. the actual or alleged violation of any
federal law, including the RICO statute, relating to Policy and/or Annuity sales practices otherwise released herein; and

                                    25. the actual or alleged violation of any
state law relating to Policy and/or Annuity sales practices otherwise released herein.

                           c. any or all acts, omissions, nondisclosures, facts,
matters, transactions, occurrences or oral or written statements or representations in connection with or directly or indirectly relating to the allegations set forth in the Complaint, Amended Complaint, or the Action with respect to Policies, except as provided in the proviso to subsection 5 below;

                           d. any or all acts, omissions, nondisclosures, facts,
matters, transactions, occurrences or oral or written statements or representations in connection with or directly or indirectly relating to the allegations set forth in the Complaint, Amended Complaint, or the Action with respect to Annuities; and/or

                           e. any and all claims for attorneys' fees, costs or
disbursements incurred by Co-Lead Counsel or any other counsel representing Plaintiffs, Class Members, and/or any individual Class Member in this Action, or by Plaintiffs or the Class Members in this Action, or any of them, in connection with or related in any manner to the Action, the settlement of the Action, the administration of such settlement and/or the Released Transactions except to the extent otherwise specified in the Settlement Agreement.

                  2. Nothing in this Release shall be deemed to alter (a) a Class Member's contractual rights (except to the extent that such rights are altered or affected by the election and award of benefits under the Settlement Agreement) to make a claim for contractual benefits that will become payable in the future pursuant to the express written terms of the Policy or Annuity issued by the Company; (b) a Class Member's right to assert any claim that independently arises from acts, facts or circumstances arising after the end of the Class Period; (c) a Class Member's right to make a claim for theft, or the criminal taking of customer funds, relating to a Policy or Annuity, or (d) the status of claims released pursuant to the nationwide class action settlement in Horton v. Metropolitan Life Insurance Company, Civ. No. 93-1849-CIV-T-23A (M.D. Fla.).
                  3. Plaintiffs and all Class Members expressly agree that this Release will be, and may be raised as, a complete defense to and will preclude any action or proceeding encompassed by the release of the Releasees.

                  4. Plaintiffs and Class Members expressly understand that certain principles of law, such as Section 1542 of the Civil Code of the State of California, provide that a "general" release does not extend to claims that a creditor does not know or suspect to exist in his favor at the time of executing the release and which, if known by him, must have materially affected his settlement with the debtor. To the extent that these principles of law arguably may be applicable - notwithstanding that the parties have chosen New York law to govern this Agreement - Plaintiffs and the Class Members hereby agree that these principles (including Cal. Civ. Code Section 1542 and all similar federal or state laws, rights, rules, or legal principles of any other jurisdiction that may be applicable herein) are hereby knowingly and voluntarily waived and relinquished by Plaintiffs and the Class Members, and Plaintiffs and the Class Members hereby agree and acknowledge that this is an essential term of both the Settlement Agreement and this Release.

                  5. In connection with this Release, Plaintiffs and the Class Members acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those that they now know or believe to be true with respect to the matters released herein or with respect to their Policies for acts, facts, circumstances or transactions occurring or arising during the Class Period. Nevertheless, it is the intention of Plaintiffs and the Class Members in executing this Release fully, finally and forever to settle and release all such matters, and all claims relating thereto, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to their Policies; provided, however, that nothing in this Release shall prevent a Class Member from submitting a claim in Part VIII of Claim Evaluation based on facts arising out of or relating to the administration or servicing of a Policy after its purchase (not including matters described in subsections XIV.A.1.a - d above), so long as the Class Member did not discover the facts forming the basis of the claim - and could not, with reasonable care, have discovered them - before the deadline set in this Agreement for mailing the Election Form.

                  6. With respect to the allegations regarding Annuities set forth in the Complaint and Amended Complaint, Plaintiffs and the Class Members acknowledge that they are aware that they may hereafter discover facts presently unknown or unsuspected, in addition to or different from those that they now know or believe to be true with respect to their Annuities for acts, facts, circumstances or transactions occurring or arising during the Class Period. Nevertheless, it is the intention of Plaintiffs and the Class Members in executing this Release fully, finally and forever to settle and release all matters, and all claims relating thereto, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to the allegations set forth in the Complaint, Amended Complaint and/or the Action regarding Annuities.

                  7. Nothing in this Release shall preclude any action to enforce any of the terms of the Settlement Agreement, provided that such action shall be brought in the United States District Court for the Western District of Pennsylvania.

                  8. Plaintiffs and the Class Members hereby agree and acknowledge that the provisions of this Release, individually and collectively, constitute an essential and material term of the Settlement Agreement.

                  9. This Release is the result of a compromise of a disputed claim and shall never at any time be used as evidence of any admission of liability by the Company.

         B. Order of Dismissal. The Parties shall seek and obtain from the Court a Final Order and Judgment (for which, as a condition of settlement, the time for appeal has expired without any modifications in the Final Order and Judgment) as further described below in section XVII. The Final Order and Judgment shall, among other things, (1) approve this Settlement

Agreement as fair, reasonable and adequate, (2) dismiss the Action with prejudice and on the merits, and (3) incorporate the terms of the Release.

XV. ATTORNEYS' FEES AND EXPENSES AND INCENTIVE AWARDS

         A. Co-Lead Counsel for Plaintiffs agree to make, and the Company agrees not to oppose, an application for an award of Attorneys' Fees and Expenses in the Action not to exceed $120,000,000 in fees and $2,500,000 in expenses, which shall be the sole aggregate compensation for all attorneys representing the Class.

         B. The Company shall pay the Court-awarded amount of Attorneys' Fees and Expenses - whatever it may be - from its own funds, and not from any monies set aside pursuant to this Agreement for compensation of Class Members. Co-Lead Counsel, in their sole discretion, shall allocate and distribute this award of Attorneys' Fees and Expenses among all of the counsel who have acted on behalf of the Class herein.

         C. If the Company elects not to exercise its right to terminate the Agreement under section XVIII below, the Company shall pay to Co-Lead Counsel the entire attorneys' fees and expenses awarded by the Court within 10 days after entry of the Final Order and Judgment. If the Final Order and Judgment is reversed, vacated, modified, and/or remanded for further proceedings or otherwise disposed of in any manner other than one resulting in an affirmance of the Final Order and Judgment (other than on the issue of attorneys' fees), or if the Company or Co-Lead Counsel properly and timely terminates the Settlement Agreement in accordance with section XVIII of this Agreement, then Co-Lead Counsel shall, within 10 days, return to the Company the full amount of Attorneys' Fees and Expenses paid by the Company in connection with the Settlement. If the award of Attorneys' Fees and Expenses is reduced after entry of the

Final Order and Judgment, then Co-Lead Counsel shall, within 10 days, return to the Company the amount by which the Attorneys' Fees and Expenses have been reduced. Any return of funds under this subsection shall be increased by compound interest at the rate equal to the coupon issue yield equivalent (as determined by the Secretary of Treasury) of the average accepted auction price for the last auction of 6-month United States Treasury bills settled immediately before the date the Company paid the attorneys' fees and expenses. Co-Lead Counsel's obligation to return any of the Attorneys' Fees and Expenses, as described above, shall be evidenced by a promissory note, which note shall be executed by Melvyn I. Weiss, Esq. on behalf of the firm of Milberg Weiss Bershad Hynes & Lerach LLP and that firm's Executive Committee, and Howard A. Specter, Esq., on behalf of the firm of Specter Specter Evans & Manogue, P.C.

         D. Co-Lead Counsel for Plaintiffs may petition the Court for incentive awards of up to $2,500 per person to be paid to some or all named plaintiffs in the actions being resolved pursuant to this settlement. The purpose of such awards, if any, shall be to compensate the class representatives for efforts and risks taken by them on behalf of the Class. Any incentive awards made by the Court shall be paid solely from the CRP Cash/Credit Relief Fund, and under no circumstances shall the Company be responsible for paying such an incentive award from its own funds.

         E. Neither the Company nor its past, present and future parents (including intermediate and ultimate parents), subsidiaries, affiliates, predecessors, successors and assigns, nor any of their respective past, present and future officers, directors, employees, general agents, agents, branch managers, producers, sales representatives, brokers, solicitors, representatives, attorneys, heirs, administrators, executors, insurers, predecessors, successors and assigns, or any of them, shall be liable for or obligated to pay any fees, expenses, costs or disbursements to, or incur any expense on behalf of, any person, either directly or indirectly, in connection with this Action, this Settlement Agreement, or the proposed settlement, other than the amount or amounts expressly provided for in this Settlement Agreement.

XVI. ORDER OF NOTICE, SETTLEMENT HEARING AND ADMINISTRATION

         A. The Parties have negotiated, drafted and agreed to the content and form of the following documents: the Guidelines for Determining, Scoring and Awarding Relief in Claim Evaluation (Exhibit A); the Class Notice Package (including the accompanying cover letter, list of frequently asked questions, Notice of Class Action, Proposed Settlement and Fairness Hearing, Release and Waiver, Fact Sheet, Benefit Voucher, Statement of Eligibility, Election Form, Designation Form, and Foreign Language Statement (Exhibit B); the Publication Notice (Exhibit C); the Schedule of Policies Eligible for DAC Tax Relief and DAC Tax Relief Death Benefit Chart (Exhibit D); the Proposed Hearing Order (Exhibit
E); the Confidentiality Agreement (Exhibit F); the Proposed Final Order and Judgment (Exhibit G); the Statement to Accompany Post-Execution Date Responses to Customer Complaints (Exhibit H); the Post-Settlement Claim Form Mailing (Exhibit I); Claim Evaluation Administrative Forms and Letters (Exhibit J), and Simplified Underwriting (Exhibit K). These documents are incorporated into, are an integral part of, and are material terms of this Agreement.

         B. No later than August 17, 1999, the Parties shall submit this Agreement, including all attached exhibits, to the Court and seek preliminary approval thereof. If the Court preliminarily approves the settlement, the Parties shall move the Court to set a Fairness Hearing, and shall proffer the proposed Hearing Order (Exhibit E).

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
         C. No named plaintiff (including Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey J. Williams, and Michael A. Rankin) shall request exclusion from the Class, object to the proposed settlement, or file an appeal from or otherwise seek review of any order approving the proposed settlement.

XVII. FINAL APPROVAL AND FINAL ORDER AND JUDGMENT

         The Parties shall petition the Court for a Final Order and Judgment, substantially in the form attached hereto as Exhibit G.

         XVIII. MODIFICATION OR TERMINATION OF THIS AGREEMENT

         A. The terms and provisions of this Agreement may be amended, modified or expanded only by agreement of the Parties and approval of the Court; provided, however, that after entry of the Final Order and Judgment the Parties may, by written agreement, effect such amendments, modifications or expansions of this Agreement and its implementing documents (including all exhibits hereto) without further notice to the Class or notice to or approval by the Court if such changes are consistent with the Court's Final Order and Judgment and do not limit the rights of Class Members under the Settlement Agreement.

         B. The Company, in consultation with Co-Lead Counsel and without approval of the Court, may implement the terms of the settlement after entry of the Final Order and Judgment but before the Final Settlement Date, in which case all provisions in this Agreement that specify actions to be taken on or after the Final Settlement Date shall, to the extent necessary, be deemed to provide that those actions shall be taken on or after the date on which the Company elects to implement the Settlement.

         C. This Agreement shall terminate at the sole option and discretion of Defendants or Plaintiffs if (1) the Court, or any appellate court(s), rejects, modifies or denies approval of any portion of this Agreement or the proposed settlement that the terminating Party in its (or their) sole judgment and discretion reasonably determine(s) is material, including, without limitation, the terms of relief, the findings of the Court, the provisions relating to notice, the definition of the Class and/or the terms of the Release, or (2) the Court, or any appellate court(s), does not enter or completely affirm, or alters or expands, any portion of the Final Order and Judgment, or any of the Court's findings of fact or conclusions of law as proposed by Defendants' Counsel and Co-Lead Counsel, that the terminating Party in its (or their) sole judgment and discretion believe(s) is material. The terminating Party must exercise the option to withdraw from and terminate this Agreement, as provided in this subsection, no later than 20 days after receiving notice of the event prompting the termination.

         D. Notwithstanding the preceding subsection, Plaintiffs may not terminate this Agreement solely because of the amount or distribution of Attorneys' Fees and Expenses awarded by the Court or any appellate court(s). The Company, however, may elect to terminate this Agreement if the amount of Attorneys' Fees and Expenses awarded by the Court exceeds the maximum amount agreed upon by the Parties.

         E. The Company also may unilaterally withdraw from and terminate this Agreement within 20 days of receiving notice of either of the following two triggering events:

                  1. the number of persons who have elected to exclude themselves from the Class together own more than 1% of all Policies or, alternatively, 1% of all Annuities issued during the Class Period; or

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                  2. any state attorney general or regulatory or administrative authority institutes a proceeding against the Company arising out of or otherwise related to the Released Transactions.

         F. If, based on the number of Class Members initially electing Claim Evaluation during the Class Notice Period, it is expected that more than 5% of Policy owners or 5% of Annuity owners will submit claims to Claim Evaluation, then either the Company or Plaintiffs may argue to the Court that the settlement is unreasonable or unfair. The Parties further agree that these amounts shall be calculated by reducing the number who initially elect Claim Evaluation by one-third, i.e., based on 7.5% of Claim Evaluation elections during the notice period.

         G. If an option to withdraw from and terminate this Agreement arises under any of the subsections to section XVIII, (1) neither the Company nor Plaintiffs will be required for any reason or under any circumstance to exercise that option, and (2) any exercise of that option shall be made in good faith.

         H. If this Agreement is terminated pursuant to any of the subsections above, then:

                  1. This Agreement shall be null and void and shall have no force or effect, and no Party to this Agreement shall be bound by any of its terms, except for the terms of this section XVIII, which include the obligation of Co-Lead Counsel to return any funds paid to them by the Company for Attorneys' Fees and Expenses.

                  2. This Agreement, all of its provisions, and all negotiations, statements and proceedings relating to it shall be without prejudice to the rights of the Company, Plaintiffs or any other Class Member, all of whom shall be restored to their respective positions existing immediately before the execution of this Agreement;

                  3. The Company and its current and former directors, officers, Producers, employees, agents, attorneys and representatives expressly and affirmatively reserve all defenses, arguments and motions as to all claims that have been or might later be asserted in the Action, including, without limitation, any applicable statutes of limitation, statutes of repose, or other prescription period and the argument that the Action may not be litigated as a class action;

                  4. Plaintiffs and their current and former predecessors, successors, heirs, agents or assigns expressly and affirmatively reserve all motions as to, and arguments in support of, all claims that have been or might later be asserted in the Action, including (without limitation) any argument concerning class certification and/or punitive damages;

                  5. Neither this Agreement, nor the fact of its having been made, shall be admissible or entered into evidence for any purpose whatsoever; and

                  6. Any order or judgment entered after the date of this Agreement shall be deemed vacated and will be without any force or effect.

XIX. GENERAL MATTERS AND RESERVATIONS


         A. The obligation of the Parties to conclude the proposed settlement is contingent upon each of the following:

                  1. Acceptance of this Agreement by the Board of Directors of Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company;

                  2. The absence of any other policy or annuity owner demands or actions that arise out of or relate to the matters described in the Release and that would materially impair the benefits to the Releasees, or any of them, otherwise provided for by the Release but that would not be terminated or otherwise resolved by this Agreement;

                  3. The resolution of any regulatory proceedings arising out of, or relating to the relief to be provided under, the proposed settlement, as described above in subsection XVIII.E.2;

                  4. Entry by the Court of the Final Order and Judgment approving the settlement, from which order the time to appeal has expired or which has remained unmodified after any appeal(s).

         B. The Parties and their counsel agree to keep the existence and contents of this Agreement and all related negotiations confidential until the date of the first public announcement by the Company; provided, however, that this subsection shall not prevent earlier disclosure of such information to regulators, rating agencies, financial analysts, Producers, or any other person or entity (such as experts, courts, and/or Administrators) to whom the Parties agree disclosure must be made to effectuate the terms and conditions of this Agreement.

         C. One year after the Final Settlement Date (unless the time is extended by agreement of the Parties), Plaintiffs and their counsel shall return to Defendants' Counsel all documents (and all copies of such documents in whatever form made or maintained) produced by Defendants in this Action, as well as all transcripts of and exhibits to any deposition testimony provided by Defendants or their current or former officers, employees or Producers (and all copies of such documents in whatever form made or maintained); provided, however, that this subsection shall not apply to any documents made part of the record in connection with a Claim made under Claim Evaluation, or to any documents made part of a Court filing, or to Co-Lead Counsel's work product. Defendants agree to store and preserve all materials returned by Plaintiffs and their counsel pursuant to this subsection for at least one year after the awarding of relief in Claim Evaluation is finally concluded, not including the awarding of relief for any Part VIII Claims.

         D. The Company's execution of this Agreement shall not be construed to release -- and the Company expressly does not intend to release -- any claim the Company may make against any insurer for any cost or expense incurred in connection with this settlement, including attorneys' fees and costs.

         E. Co-Lead Counsel represent that (1) they are authorized by each of the Plaintiffs to enter into this Agreement on behalf of Plaintiffs and any other attorneys who have represented or who now represent Plaintiffs in this Action with respect to the claims in this Action, and (2) they are seeking to protect the interests of the entire Class.

         F. Plaintiffs represent and certify that (1) they have agreed to serve as representatives of the Class proposed to be certified herein; (2) they are willing, able and ready to perform all of the duties and obligations of a representative of the Class, including, but not limited to, being available for, and involved in, discovery and fact finding; (3) they have read the pleadings in this Action, including the Complaint and/or the Amended Complaint, or have had the contents of such pleadings described to them; (4) they are familiar with the results of the fact-finding undertaken by Co-Lead Counsel; (5) they have been kept apprised of settlement negotiations among the Parties, and have either read this Agreement, including the exhibits annexed hereto, or have received a detailed description of it from Co-Lead Counsel, and they have agreed to its terms; (6) they have consulted with Co-Lead Counsel - and/or other plaintiffs' counsel of record - about the Action, this Agreement and the obligations imposed on a representative of the Class; (7) they have authorized Co-Lead Counsel to execute this Agreement on their behalf; and (8) they shall remain and serve as representatives of the Class until the terms of this Agreement are effectuated, this Agreement is terminated in accordance with its terms, or the Court at any time determines that said Plaintiffs cannot represent the Class.

         G. Lawrence A. Vranka represents that he is authorized to enter into this Agreement on behalf of Metropolitan Life Insurance Company, and David A. Levene represents that he is authorized to enter into this Agreement on behalf of Metropolitan Insurance and Annuity Company and Metropolitan Tower Life Insurance Company.

         H. This Agreement, complete with the exhibits attached hereto, sets forth the sole and entire agreement among the Parties with respect to its subject matter, and may not be altered, amended, or modified except by written instrument executed by Co-Lead Counsel and Defendants' Counsel. This Agreement, including its exhibits, supersedes any prior agreement, understanding, or undertaking (written or oral) by and between the Parties regarding the subject matter of this Agreement.

         I. This Agreement and any ancillary agreements shall be governed by and interpreted according to the law of the State of New York, excluding its conflict of laws provisions.

         J. Any action to enforce this Agreement shall be commenced and maintained only in this Court. The Court shall retain jurisdiction over the implementation, administration and conduct of the settlement and the interpretation, construction and enforcement of this Agreement.

         K. Whenever this Agreement requires or contemplates that one Party shall or may give notice to the other, notice shall be provided by facsimile and/or next-day (excluding Sunday) express delivery service as follows:

                  1.             If to Defendants, then to:

                           Sheila L. Birnbaum, Esq.
                           Irene A. Sullivan, Esq.
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           919 Third Avenue
                           New York, New York 10022
                           Telephone:  (212) 735-3000
                           Facsimile:  (212) 735-2000

                                    and

                           Andrew T. Berry, Esq.
                           B. John Pendleton, Jr., Esq.
                           McCarter & English, LLP
                           4 Gateway Center
                           100 Mulberry Street
                           Newark, New Jersey 07101
                           Telephone:  (973) 622-4444
                           Facsimile:  (973) 624-7070

                                    and

                           A. Kaiper Wilson, Esq.
                           Metropolitan Life Insurance Company
                           Law Department
                           One Madison Avenue
                           New York, New York 10010
                           Telephone:  (212) 578-6107
                           Facsimile:  (212) 578-3916

                  2.           If to Plaintiffs, then to:
                           Melvyn I. Weiss, Esq.
                           Brad N. Friedman, Esq.
                           Milberg Weiss Bershad Hynes & Lerach LLP
                           One Pennsylvania Plaza
                           New York, New York 10119
                           Telephone: (212) 594-5300
                           Facsimile: (212) 868-1229

                                    and

                           Howard A. Specter, Esq.
                           David J. Manogue, Esq.
                           Specter Specter Evans & Manogue, P.C.
                           26th Floor, Koppers Building
                           Pittsburgh, PA  15219
                           Telephone: (412) 642-2300
                           Facsimile: (412) 642-2309

         L. All time periods set forth in this Agreement shall be computed in calendar days unless otherwise expressly provided. In computing any period of time prescribed or allowed by this Agreement or by order of court, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, a Sunday or a legal holiday, or, when the act to be done is the filing of a paper in court, a day on which weather or other conditions have made the office of the clerk of the court inaccessible, in which event the period shall run until the end of the next day that is not one of the aforementioned days. As used in this subsection, "legal holiday" includes New Year's Day, Birthday of Martin Luther King, Jr., Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day and any other day appointed as a holiday by the President or the Congress of the United States, or by the Commonwealth of Pennsylvania, where the Court is located.

         M. The Parties reserve the right, subject to the Court's approval, to make any reasonable extensions of time that might be necessary to carry out any of the provisions of this Agreement.

         N. All Parties agree that this Agreement was drafted by counsel for the Parties during extensive arm's length negotiations. No parol or other evidence shall be offered to explain, construe, contradict or clarify its terms, the intent of the Parties or their counsel, or the circumstances under which the Agreement was made or executed.

         O. In no event shall the Agreement, any of its provisions or any negotiations, statements or court proceedings relating to its provisions in any way be construed as, offered as, received as, used as or deemed to be evidence of any kind in this Action, any other action, or any judicial, administrative, regulatory or other proceeding, except a proceeding to enforce this Agreement. Without limiting the foregoing, neither this Agreement, nor any related negotia-tions, statements or court proceedings, shall be construed as, offered as, received as, used as or deemed to be evidence or an admission or concession of any liability or wrongdoing whatsoever on the part of any person or entity, including but not limited to Defendants, or as a waiver by Defendants of any applicable defense, including without limitation any applicable statute of limitations or statute of frauds, or as a waiver by Plaintiffs or the Class of any claims, causes of action or remedies, including punitive damages.

         P. Defendants expressly deny any wrongdoing alleged in the pleadings and do not admit or concede any actual or potential fault, wrongdoing or liability in connection with any facts or claims that have been or could have been alleged against them in the Complaint, Amended Complaint or the Action, but consider it desirable for the Action to be settled and dismissed because this settlement will (i) provide substantial benefits to the Company's present and former Policy and Annuity owners, and (ii) avoid the substantial expense and the further disruption of the management and operation of the Company's business due to the pendency and defense of the Action.

         Q. Plaintiffs expressly affirm that the allegations contained in the Complaint and Amended Complaint were made in good faith and have a basis in fact, but consider it desirable for the Action to be settled and dismissed because of the substantial benefits that the proposed settlement will provide to the Company's present and former Policy owners and Annuity owners.

         R. Except as expressly provided in this Agreement, neither this Agreement nor any of the relief to be offered under the proposed settlement shall be interpreted to alter in any way the contractual terms of any Policy or Annuity, or to constitute a novation of any Policy or Annuity.

         S. No opinion concerning the tax consequences of the proposed settlement to individual Class Members is being given or will be given by the Company, Defendants' Counsel or Co-Lead Counsel; nor is any representation or warranty in this regard made by virtue of this Agreement. The Class Notice shall direct Class Members to consult their own tax advisors regarding the tax consequences of the proposed settlement, including any payments, contributions or credits provided hereunder, and any tax reporting obligations they may have with respect thereto. Each Class Member's tax obligations, and the determination thereof, are the sole responsibility of the Class Member, and it is understood that the tax consequences may vary depending on the particular circumstances of each individual Class Member.

         T. The Parties, their successors and assigns, and their attorneys undertake to implement the terms of this Agreement in good faith, and to use good faith in resolving any disputes that may arise in the implementation of the terms of this Agreement.

         U. The Parties, their successors and assigns, and their attorneys agree to cooperate fully with one another in seeking court approval of this Agreement and to use their best efforts to effect the prompt consummation of this Agreement and the proposed settlement.

         V. This Agreement may be signed in counterparts, each of which shall constitute a duplicate original.

Agreed to this 18th day of August, 1999.

                  APPROVED AND AGREED TO BY AND ON BEHALF OF CHARLES V.
                  AMODEO, DENNIS W. BIGGS, SR., JOSEPH P. GARRETT, JR., RONALD
                  R. HESS, ARTHUR E. LEACH, RICHARD L. ODDI, HARVEY J. WILLIAMS, AND MICHAEL A. RANKIN, IN THEIR INDIVIDUAL AND REPRESENTATIVE CAPACITIES


                  By:  /S/ MELVYN I. WEISS
                     ----------------------------------------------
                           MELVYN I. WEISS, ESQ.
                           BRAD N. FRIEDMAN, ESQ.
                           MILBERG WEISS BERSHAD HYNES & LERACH LLP

                       /S/ HOWARD A. SPECTER
                     ----------------------------------------------
                           HOWARD A. SPECTER, ESQ.
                           DAVID J. MANOGUE, ESQ.
                           SPECTER SPECTER EVANS & MANOGUE, P.C.

                           CO-LEAD COUNSEL FOR PLAINTIFFS

                  APPROVED AND AGREED TO BY AND ON BEHALF OF METROPOLITAN LIFE INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY, AND METROPOLITAN TOWER LIFE INSURANCE COMPANY

                  By:       /S/ SHEILA L. BIRNBAUM
                           -----------------------------------------------
                           SHEILA L. BIRNBAUM, ESQ.
                           IRENE A. SULLIVAN, ESQ.
                           SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                            /S/ ANDREW T. BERRY
                           -----------------------------------------------
                           ANDREW T. BERRY, ESQ.
                           B. JOHN PENDLETON, JR., ESQ.
                           McCARTER & ENGLISH, LLP

                           COUNSEL FOR DEFENDANTS

                            /S/ LAWRENCE A. VRANKA
                           -----------------------------------------------
                           LAWRENCE A. VRANKA
                           VICE PRESIDENT
                           METROPOLITAN LIFE INSURANCE COMPANY

                            /S/ DAVID A. LEVENE
                           -----------------------------------------------
                           DAVID A. LEVENE
                           CHAIRMAN OF THE BOARD
                           METROPOLITAN INSURANCE AND ANNUITY COMPANY

                           CHAIRMAN OF THE BOARD, PRESIDENT AND
                              CHIEF EXECUTIVE OFFICER
                           METROPOLITAN TOWER LIFE INSURANCE COMPANY

                      EXHIBITS TO STIPULATION OF SETTLEMENT

Exhibit A:        Guidelines for Determining, Scoring and Awarding Relief in
                  Claim Evaluation

Exhibit B:        Class Notice Package

                  Cover Letter
                  Index of Frequently Asked Questions
                  Notice of Class Action, Proposed Settlement and
                    Fairness Hearing
                  Release and Waiver (Appendix A to Notice)
                  Fact Sheet
                  Benefit Voucher
                  Statement of Eligibility
                  Designation Form
                  Claim Evaluation Election Form
                  Foreign Language Statement

Exhibit C:        Publication Notice

Exhibit D:        Schedule of Policies Eligible for DAC Tax Relief and
                  DAC Tax Relief Death Benefit Chart

Exhibit E:        Proposed Hearing Order

Exhibit F:        Confidentiality Agreement

Exhibit G:        Proposed Final Order and Judgment

Exhibit H:        Statement to Accompany Post-Execution Date Responses to
                  Customer Complaints

Exhibit I:        Post-Settlement Claim Form Mailing

Exhibit J:        Claim Evaluation Administrative Forms and Letters

Exhibit K:        Simplified Underwriting

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT A

                                 GUIDELINES FOR
                    DETERMINING, SCORING AND AWARDING RELIEF
                               IN CLAIM EVALUATION

         This Exhibit A describes the standards and guidelines to be used in determining and resolving certain Claims asserted with respect to Class Members' Policies and Annuities, as defined in the Stipulation of Settlement.

I.       DEFINITIONS

         A. The term "Applicant" means the individual or entity that applied for the Policy or Annuity that is the subject of the Claim.

         B. The term "Claim Category" means one or more of the categories identified in section II.A. below.

         C. "Cost of Insurance Charges" means 65% of the 1980 CSO Mortality Table applied to an average net amount at risk, where the average amount is determined from the net amount at risk on the Issue Date and the net amount at risk on the Implementation Date for In Force Policies or on the termination date for Terminated Policies. For the purpose of this definition, "net amount at risk" on the Issue Date means the Policy Face Amount, and on the Implementation Date, or in the case of a Terminated Policy on the termination date, the difference between the Policy Face Amount and cash value (for traditional policies) or account value (for universal life policies).

         D. The term "Documentation" means (1) any handwritten, printed, recorded or electronic materials created by the Claimant or a representative of the Claimant, the Company, a Company employee or Producer; or (2) any affidavit or statement executed by a person other than the Claimant; provided, however, that any affidavit or statement must be based on personal knowledge, relate directly to the Claim and demonstrate that an alleged Misrepresentation occurred or did not occur; and provided, further, that a completed Claim Form shall not, by itself, constitute Documentation of a Misrepresentation.

         E. The term "Enhanced Settlement Death Benefit" means the Settlement Death Benefit to which the Claimant would have been entitled if the Claimant had not elected Claim Evaluation, provided, however, that the benefit percentage shall be doubled. The Enhanced Settlement Death Benefit shall be drawn from the CRP Death Benefit Relief Fund described in paragraph VII.B.1. of the Stipulation of Settlement.

         F. For purposes of this Exhibit A, the term "Interest" means compound interest at the rate of 6% per year.

         G. The term "Net Cash Flow" means (a) for traditional Policies the cost basis as maintained on the Company's tax control database, less any outstanding policy loan balances excluding unearned loan interest, provided, however, that in the event the cost basis information does not exist, "Net Cash Flow" shall be calculated by assuming that all required premiums were paid while the policy was in force and the base policy cash value was received upon termination; and (b) for universal life Policies, the sum of all premiums paid, less any cash withdrawals, less any outstanding loan balances (less unearned loan interest), and, if the policy is Terminated, less any surrender value at termination. For Annuities, "Net Cash Flow" means the sum of all payments made into, less any withdrawals from, the Annuity. The Company shall be responsible for calculating any Net Cash Flow amounts.

         H. The terms "Relief Table" or "Relief Tables" mean the tables attached hereto as Schedule 1.

                  1. The Relief Tables applicable to Accelerated Payment Claims for In Force traditional Policies show, by issue age, issue year and other applicable factors, policy credit amounts expressed as a multiple of the policy's annual premium which, assuming the originally illustrated factors have been followed by the Claimant, are estimated to be sufficient to enable the Policy owner to stop paying out-of-pocket premiums as illustrated at issue, based on current, non-guaranteed dividends.

                  2. The Relief Tables applicable to Accelerated Payment Claims for In Force nonvariable universal life ("UL I") Policies show, by issue age, issue year and other applicable factors, (a) policy credit amounts per $1,000 base policy face amount, (b) policy credit amounts as a percent of policy account value, and (c) UL Death Benefit amounts, which, assuming the continuation of interest rates and policy charges in effect at the Issue Date, and reflecting average policy cash flows, are estimated to be sufficient to enable the policy owner to stop paying out-of-pocket premiums as illustrated at issue, based on current, non-guaranteed credited interest rates and/or cost of insurance charges.

                  3. The Relief Tables applicable to Performance Claims for In Force traditional Policies show, by issue age, issue year and other applicable factors, policy credit amounts per $1,000 base policy face amount which, assuming the originally illustrated factors have been followed by the Claimant, are estimated to be sufficient to permit the policy's cash value to be as illustrated at issue as of the policy anniversary in the year 2000, based on current, non-guaranteed dividends, credited interest rates and/or cost of insurance charges.

                  4. The Relief Tables applicable to Performance Claims for In Force UL I Policies show, by issue age, issue year and other applicable factors, (a) policy credit amounts per $1,000 base policy face amount, and (b) policy credit amounts as a percent of policy account value which, assuming the continuation of interest rates and policy charges in effect at the Issue Date, and reflecting average policy cash flows, are estimated to be sufficient to permit the policy's cash value to be as illustrated at issue as of the policy anniversary in the year 2000, based on current, non-guaranteed dividends, credited interest rates and/or cost of insurance charges.

                  5. The Relief Table applicable to Terminated Policies for Accelerated Payment and Performance Claims shows, by issue year and termination year, the percentage of In Force relief to which Claimants with Terminated Policies receiving Accelerated Payment or Performance relief are entitled.

                  6. The relief to be provided in accordance with the applicable Relief Tables will be provided as a one-time payment and/or policy credit. It is intended as the parties' best estimate of what would be necessary to make the Policy perform as illustrated, and does not constitute a guarantee that dividends, credited interest rates and/or cost of insurance charges will, in fact, be as originally illustrated.

         I. The term "Replace" or "Replacement" means the use of at least 25% of an existing annuity's or policy's cash or account value, including, if applicable, paid-up additions and dividend accumulations, by means of a surrender of, a withdrawal of values from, or a loan against one or more annuities or life insurance policies issued by the Company or another company, in order to purchase or maintain over time a new annuity or life insurance policy; provided, however, that the term "Replace" or "Replacement" shall not apply to transactions involving (1) internal Replacements (i.e., where the replaced policy and the replacing policy were both issued by the Company) where the Policy owner is exercising a contractual change or conversion privilege; (2) group term life insurance; (3) term insurance; or (4) internal Replacement of life insurance under a binding or conditional receipt.

         J. The term "Retirement Sale Disclosure" means a disclosure, either orally or in writing, including in an illustration, that informs the Applicant in words or substance that the product being sold is a life insurance policy.

         K. The term "UL Death Benefit" means an amount of insurance to be provided to UL I Policies qualifying for certain types of relief, for as long as the Policy is In Force, at no cost to the Claimant, as set forth more fully in this Exhibit A and in the Relief Tables. The UL Death Benefit shall be drawn from the CRP Death Benefit Relief Fund described in paragraph VII.B.1. of the Stipulation of Settlement.

         L. The term "Universal Life Relatedness Disclosure" means a disclosure that informs the Applicant in words or substance that (1) additional premiums might be required if actual experience is different from underlying assumptions; or (2) fluctuations in interest rates, policy credits and/or charges could result in Policy termination unless additional premiums are paid or that additional premium payments may be required to sustain the Policy.

         M. The term "Whole Life Relatedness Disclosure" means a disclosure that informs the Applicant in words or substance that a change in the current dividend scale, policy credits and/or charges could require additional out-of-pocket premium payments beyond those illustrated.

         N. Capitalized terms not defined in this Exhibit A shall have the meanings given to them in the Stipulation of Settlement.

II.      CLAIM CATEGORIZATION AND CRP SCORING

         A. Categories of Claim Relief. The Claims to be resolved under this Exhibit A fall generally into the following seven Claim
                  Categories:

                  1.       Category 1: Replacement Claims (Part III below);

                  2. Category 2: Accelerated Payment Claims (Part IV below);

                  3.       Category 3: Performance Claims (Part V below);

                  4. Category 4: Savings and Retirement Claims (Part VI below);

                  5.       Category 5: Other Marketing Claims (Part VII below);

                  6. Category 6: Part VIII Alternative Dispute Resolution Claims (Part VIII below); and

                  7. Category 7: Part IX Tax-Deferred Annuity Misrepresentation Claims (Part IX below).

         B. Claim Categorization. The following general principles apply to the categorization of claims:

                  1. The Claim Evaluator shall have responsibility for determining the Claim Category (or Categories) for each Claim submitted to Claim Evaluation. The Claim Evaluator shall categorize each Claim according to one or more of the Claim Categories set forth in section II.A. above and based on the criteria set forth in Sections III.A., IV.A., V.A., VI.A., VII.A., VIII.A. and IX.A. below.

                  2. The Claim Evaluator may categorize a Claim according to more than one Claim Category; provided, however, that the Claim Evaluator may not assign a Category 6 or 7 Claim to any other Claim Category.

                  3. The Claim Evaluator shall not categorize as a Category 6 or 7 Claim any Claim that reasonably should be categorized as a Category 1, 2, 3, 4 or 5 Claim, nor shall the Claim Evaluator categorize as a Category 4 Claim any Claim that reasonably should be categorized as a Category 1, 2, 3, or 5 Claim.

                  4. To the extent this Exhibit A gives the Claim Evaluator discretion in categorizing, scoring and awarding relief in connection with Claims, the Claim Evaluator shall exercise that discretion in good faith, using his or her best efforts to fairly and reasonably apply the criteria set forth in this Exhibit A without giving consideration to any surplus in the CRP Total Fund that may result from such an application of the criteria or to any payment or funding obligations of the Company, and without imprudently depleting the CRP Total Fund.

                  5. If a Claim Form either (a) presents insufficient information to allow categorization of the Claim to a Claim Category; or (b) provides merely identifying information about the Claimant and/or the Policy that is the subject of the Claim and is otherwise blank, then the Claim Evaluator shall request that the Claimant provide additional information to permit evaluation of the Claim.

                           a. No Claim shall be assigned to a Claim Category unless there is information in the Claim File sufficient to warrant the assignment.

                           b.       If, after a request for additional
                                    information, in the sole discretion of the Claim Evaluator there is insufficient information in the Claim File to allow for Claim Categorization, or if the Claim Form is blank except for Claimant identifying information, the Claim shall not be categorized, but the Claimant shall be awarded the General Relief for which he or she was originally eligible; provided, however, that a Claimant required to designate an Alternate Measuring Life pursuant to the terms of the Stipulation of Settlement must do so within 60 days of the mailing of the offer of relief.

         C.       Claims Review Process Scoring.

                  1. The Claimant, Co-Lead Counsel, and the Company shall each have the right to submit any information that the Claimant, Co-Lead Counsel or the Company believes would be helpful to the Claim Evaluator in scoring the Claim.

                  2. Scoring Standards. With respect to each Category 1, 2, 3, 4 or 5 Claim, the Claim Evaluator shall assign a claim score for each Claim Category to which the Claim has been assigned, as defined below:

                           a. Score of 4: For Category 2 Claims only, a Claim shall be given a score of 4 if the Claim File contains handwritten or printed material created by the Company, a Company employee, or the Producer falsely stating, on or before the Measuring Date, that the Company would issue a "fully paid-up" policy or "paid up" policy for the originally illustrated face amount without any further premium payments required after a specific number of years.

                           b. Score of 3: A Claim shall be given a score of 3 if:

                                    1.       It is established by Documentation
                                             of a Misrepresentation;

                                    2.       The information in the Claim File,
                                             considered as a whole, clearly and
                                             convincingly indicates that the
                                             Claim is valid;

                                    3.       The Producer admits that he or she
                                             made the Misrepresentation
                                             described by the Claimant; or

                                    4.       In the discretion of the Claim
                                             Evaluator the Claim otherwise
                                             deserves such designation.

                           c. Score of 2: the following Claims shall be given a score of 2:

                                    1.       Claims that (a) are neither
                                             established by Documentation of a
                                             Misrepresentation nor contradicted
                                             by Documentation but that (b) in
                                             the estimation of the Claim
                                             Evaluator are supported by the
                                             weight of the evidence submitted
                                             with respect to the Claim, or

                                    2.       Claims that (a) are neither
                                             supported by Documentation of a
                                             Misrepresentation nor contradicted
                                             by Documentation but (b) one or
                                             more of the following factors
                                             exists:

                                             a.       For Category 1 Claims, a
                                                      life insurance Policy that
                                                      is the subject of the
                                                      Claim Replaced a permanent
                                                      life insurance policy
                                                      issued by the Company or
                                                      another issuer; provided,
                                                      however, that a Claim
                                                      shall not be given a score
                                                      of 2 pursuant to this
                                                      subsection if the
                                                      information in the Claim
                                                      File demonstrates that the
                                                      transaction was
                                                      appropriate for the
                                                      Applicant's interests as
                                                      of the date on which the
                                                      Applicant applied for the
                                                      Policy.

                                             b.       For Category 2 Claims
                                                      involving a whole life
                                                      Policy, the Applicant was
                                                      provided with an
                                                      illustration or narrative
                                                      disclosure statement on or
                                                      before the Measuring Date
                                                      that did not contain a
                                                      Whole Life Relatedness
                                                      Disclosure.

                                             c.       For Category 2 Claims
                                                      involving a universal life
                                                      Policy, the Applicant was
                                                      provided with an
                                                      illustration or narrative
                                                      disclosure statement on or
                                                      before the Measuring Date
                                                      that did not contain a
                                                      Universal Life Relatedness
                                                      Disclosure.

                                             d.       For Category 4 Claims, the
                                                      Applicant was not provided
                                                      with a Retirement Sale
                                                      Disclosure on or before
                                                      the Measuring Date.

                           d. Score of 1: Claims shall be given a score of 1 if (1) in the determination of the Claim Evaluator, the evidence presented neither supports nor undermines the Claim; or (2) with respect to a Category 4 Claim, if the Claimant was a member of the class in Horton
                                    v. Metropolitan Life Insurance Co., Civ. No.
                                    93-1849-CIV-T-23A (M.D. Fla.).

                           e. Score of 0: Claims shall be given a score of 0 if (1) they are contradicted by the Documentation submitted to the Claim Evaluator; or (2) in the discretion of the Claim Evaluator, the Claim otherwise deserves such a score.

                  3. The following general principles shall apply to the scoring of Claims:

                           a. In assigning a Claim score to Category 1, 2, 3, 4 or 5 Claims, the following matters, among others, in the discretion of the Claim Evaluator may be given consideration:

                                    1.       The date the Policy was issued and
                                             the series, type, policy features
                                             or characteristics, assumptions and
                                             methodologies relating to the
                                             Policy.

                                    2.       The Applicant's age,
                                             sophistication, education,
                                             infirmities or financial condition.

                                    3.       The interest crediting rates or
                                             dividend scales relating to the
                                             Policy.

                                    4.       The extent to which the Policy is
                                             performing or failing to perform as
                                             represented or illustrated at the
                                             time of sale.

                                    5.       The Policy was sold to the
                                             Applicant by a relative, school
                                             teacher or coach, or business
                                             associate of the Applicant or a
                                             Producer who had any similar
                                             present or former relationship with
                                             the Applicant.

                                    6.       The extent to which it is apparent
                                             from information contained in the
                                             Claim File or other information
                                             readily available to the Claim
                                             Evaluator that the Producer
                                             procured an inordinate number of
                                             Replacement transactions or that
                                             the Applicant was induced to
                                             replace an existing permanent life
                                             insurance policy or annuity by any
                                             exchange, transfer or similar
                                             program.

                                    7.       The Policy was sold to the Claimant
                                             to Replace another company's life
                                             insurance policy or annuity.

                                    8.       The Policy was sold by a part-time
                                             or other non-career representative.

                                    9.       The extent to which it is apparent
                                             from information contained in the
                                             Claim File or other information
                                             readily available to the Claim
                                             Evaluator that, on either an
                                             internal or external Replacement,
                                             the agent received a commission
                                             incentive or the Replacement was
                                             made pursuant to a program
                                             implementing liberalized
                                             Replacement rules.

                                    10.      The Company's waiver or reduction
                                             of certain load charges, or the
                                             failure to do so, in connection
                                             with a Replacement in accordance
                                             with Company practice, or
                                             subsequently to credit the Policy
                                             with the amount that should have
                                             been waived.

                                    11.      The extent to which information in
                                             the Claim File demonstrates that
                                             the Company and/or Producer
                                             violated any applicable statute,
                                             regulation or Company rule.

                                    12.      The extent to which the
                                             Company-approved Policy
                                             illustration disclosures about
                                             dividends or interest differed from
                                             either the Company's
                                             then-applicable Annual Statement
                                             responses (e.g., Schedule M
                                             Supplement and Exhibit 8) or the
                                             Company's then-current internal
                                             assessments concerning the
                                             sustainability of dividend scales
                                             or interest crediting rates for
                                             Policies.

                                    13.      The format, appearance, assumptions
                                             or content of any sales
                                             illustration or delivery sheet
                                             shown to the Applicant, including
                                             the extent to which the
                                             illustration fully disclosed all
                                             known or foreseeable material risks
                                             that the Policy might not perform
                                             as represented or illustrated.

                                    14.      The Applicant was or was not shown
                                             an alternate illustration at or
                                             before the Measuring Date depicting
                                             the impact of a reduction in the
                                             current dividend scale or the
                                             current interest rate on the
                                             illustrated vanish point.

                                    15.      The Applicant was shown a
                                             Company-approved illustration or
                                             delivery sheet that was altered to
                                             delete or modify disclosures or to
                                             materially change the format,
                                             appearance or content of the
                                             illustration.

                                    16.      The Applicant was shown a
                                             Company-approved illustration or
                                             delivery sheet that contained
                                             notations or other interlineations
                                             made by the Producer who sold the
                                             Policy.

                                    17.      The Producer who sold the Policy
                                             utilized a sales illustration,
                                             delivery sheet or promotional or
                                             marketing materials that were not
                                             approved by the Company.

                                    18.      The Producer who sold the Policy or
                                             Annuity is the subject of other
                                             Claims submitted in the Claim
                                             Review Process.

                                    19.      The extent to which it is apparent
                                             from information contained in the
                                             Claim File or other information
                                             readily available to the Claim
                                             Evaluator that the Producer is or
                                             was the subject of an inordinate
                                             number of sales practices
                                             complaints or was reprimanded or
                                             Terminated due to improper sales
                                             practices.

                                    20.      The Applicant received advice from
                                             an attorney, accountant or other
                                             financial advisor (other than the
                                             Producer who sold the Policy or
                                             Annuity) in connection with the
                                             purchase of the Policy or Annuity.

                                    21.      The Claimant's actions were
                                             consistent or inconsistent with the
                                             presentation on which the Policy or
                                             Annuity was sold. The Claim
                                             Evaluator shall consider any
                                             explanations or circumstances
                                             surrounding such actions.

                                    22.      The Producer who sold the Policy or
                                             Annuity or any Company employee
                                             signed the Policy owner's name on
                                             any transaction document or used a
                                             document signed in blank by the
                                             Policy owner without express
                                             authority to do so.

                                    23.      The Producer who sold the Policy or
                                             any Company employee advised the
                                             Policy owner to disregard or
                                             discard notices from the Company
                                             concerning dividend or cash
                                             withdrawals, loans, premiums due or
                                             the pending lapse of or change in
                                             existing insurance benefits.

                                    24.      The answer to the replacement
                                             question in the application for the
                                             Policy or Annuity failed to
                                             indicate that the transaction was a
                                             Replacement, when it was in fact a
                                             Replacement.

                                    25.      The death benefits or costs of the
                                             Policy or Annuity were suitable or
                                             unsuitable given the Applicant's
                                             income and other financial
                                             resources.

                                    26.      The Policy was purchased on a
                                             vanishing premium basis and the
                                             premiums were paid in a lump sum or
                                             otherwise pre-paid to the purported
                                             vanish point.

                                    27.      The extent to which any term riders
                                             or other riders issued in
                                             connection with the Policy impacted
                                             the sensitivity of the illustrated
                                             vanish date to changes in the
                                             current dividend scale or interest
                                             crediting rate and the extent to
                                             which any such sensitivity was or
                                             was not disclosed to the Applicant.

                                    28.      The extent to which any
                                             illustration or delivery sheet
                                             shown to the Applicant failed to
                                             reflect the impact or results of
                                             any riders issued in connection
                                             with the sale of the Policy.

                                    29.      The existence of any relationship
                                             between an anticipated life event
                                             for the Applicant (such as
                                             retirement or a specific financial
                                             need) and the vanish point
                                             represented or illustrated at the
                                             time of sale.

                                    30.      The extent to which the Producer
                                             who sold the Policy or the Company
                                             used phrases such as "vanishing
                                             premium," "vanish date," "vanish
                                             point,"

                                             "paid-up," "fully paid-up," or
                                             "x-pay," "none," or "zero" (where
                                             'x,' 'none' or 'zero' represents
                                             the number of premium payments) in
                                             connection with the marketing, sale
                                             or illustration of the Policy.

                                    31.      In connection with the sale of the
                                             Policy, the extent to which the
                                             Producer who sold the Policy or the
                                             Company used phrases such as "50/50
                                             Plan," "50/50 Savings Plan,"
                                             "Retirement Plan," "Retirement
                                             Savings Plan," "Nurse's Guaranteed
                                             Retirement Plan," "Nurse's Insured
                                             Retirement Plan," "Health
                                             Professionals Retirement Plan,"
                                             "College Education Plan," "Tax
                                             Advantaged Bonus Plan," "Tax
                                             Advantaged Retirement Plan for
                                             Nurses," "Tax Advantaged Bonus Plan
                                             for Nurses," "Nursing
                                             Representative Deposits," "Child's
                                             or Grandchild's Education Funding
                                             Certificate Program," "Child's
                                             Education Fund," "Grandchild's
                                             College Education Fund," "College
                                             Preparation Fund," or "College
                                             Education Fund."

                                    32.      Prior to the date on which notice
                                             of the proposed settlement is first
                                             mailed to class members, the
                                             Claimant submitted a written
                                             complaint to the Company, the
                                             Producer who sold the Policy or a
                                             regulatory agency alleging
                                             substantially the same misconduct
                                             now being alleged in the Claim.

                                    33.      Prior to the date on which notice
                                             of the proposed settlement is first
                                             mailed to class members, the
                                             Claimant submitted a written
                                             complaint to the Company, the
                                             Producer who sold the Policy or a
                                             regulatory agency alleging
                                             misconduct that contradicts the
                                             allegations in the Claim.

                                    34.      Relief or other benefits were
                                             previously provided to the Claimant
                                             by the Company in response to a
                                             prior complaint or other inquiry.

                                    35.      The existence of any release signed
                                             by the Applicant, the circumstances
                                             surrounding the solicitation and
                                             execution of any such release and
                                             the extent to which any such
                                             release was supported by
                                             consideration.

                                    36.      Whether the Policy owner is
                                             responsible for failing to adhere
                                             to any originally illustrated
                                             factors, the reason for such
                                             failure, and whether such failure
                                             contributed to the Policy not
                                             performing as originally
                                             illustrated.

                                    37.      Whether the appropriate state
                                             disclosures regarding replacement
                                             were provided to the Policy or
                                             Annuity owner.

                                    38.      Any other factors that may be
                                             relevant to the Claim.

         D. Awards of Relief. The following general principles apply to awards of relief under the Claim Review Process:

                  1. Except for Claims processed under Category 6 and 7, Claimants shall be awarded relief, if any, in accordance with Part III.B., IV.B, V.B., VI.B. or VII.B.

                  2. Applying general principles of equity, taking into account any damages an individual Claimant may have incurred as a result of the misconduct alleged, or any other factors, circumstances or considerations the Claim Evaluator deems relevant, the Claim Evaluator may increase or decrease the relief that otherwise would be awarded to any Claimant, group of Claimants or all Claimants asserting Category 1, 2, 3, 4 or 5 Claims.

                  3. Where a Claimant makes allegations that implicate multiple Claim Categories, the Claim shall be scored by the Claim Evaluator under each Category. The Claim Evaluator shall award the Claimant the highest relief designated for any claim category. Duplicative or multiple relief shall not be made available for any Claim.

                  4. Where the Claimant is offered a choice of two relief options, one of which would permit the Claimant to keep in force the Policy or Annuity that is the subject of the Claim and the other of which would result in the rescission of the Policy or Annuity, the Claimant shall have 45 days within which to make an election. If the claimant makes no election within 45 days after notice of the offer is transmitted, the Claimant shall receive the relief that would permit the Claimant to keep the Policy or Annuity in force.

                  5. With respect to Category 1 Claims, if the Policy or Annuity was Replaced by a Policy or Annuity that was itself Replaced by a Company life insurance policy or annuity, the Class Member may make a Claim with respect to each policy or annuity Replaced during the Class Period by a Company Policy or Annuity.

                  6. Set-Off. Any relief awarded for a Claim shall be reduced by any relief previously granted in favor of the Class Member as a result of a customer or insurance department complaint or inquiry or other claim or litigation involving (i) allegations that are the subject of Category 1, 2, 3, 4 or 5 Claims in the Claim Review Process, and (ii) the same Policy or Annuity that is the subject of the Claim, provided that the Claim Evaluator receives sufficient information to determine an appropriate set-off.

                  7. If, after all Category 1-5 Claims have been scored by the Claim Evaluator, the aggregate amounts of CRP Cash/Credit Relief to be awarded under this Claim Review Process would exceed the CRP Cash/Credit Relief Fund plus any remaining interest, then the relief awards shall be reduced by multiplying the amount of each award by the following factor:

                             CRP Cash/Credit Relief Fund plus Remaining Interest
                             ---------------------------------------------------
                             Aggregate CRP Cash/Credit Relief Awards

                           To the extent available, the reductions in the preliminary CRP Cash/Credit Relief awards shall be substituted with death benefits from the CRP Death Benefit Relief Fund with equal costs. The death benefits that are replacing the CRP Cash/Credit Relief reductions shall be a percentage of the General Relief Settlement Death Benefit amount to which the Claimant would have been entitled if a Claim was not submitted to the Claim Review Process.

                  8. If, after all Category 1-5 Claims have been scored by the Claim Evaluator, the aggregate CRP Death Benefit Relief to be awarded in this Claim Review Process would exceed the

                           CRP Death Benefit Relief Fund, then such relief awards shall be reduced by multiplying the amount of each award by the following factor:

                                       CRP Death Benefit Relief Fund
                                       -----------------------------------------
                                       Aggregate CRP Death Benefit Relief Awards

                           To the extent available, the reductions in the CRP Death Benefit Relief Fund awards shall be substituted with CRP Cash/Credit Relief equal to the costs of the reductions.

                  9. If, after all Category 1-5 Claims have been scored by the Claim Evaluator, the total relief to be awarded by the Claim Evaluator to all Claimants in the Claim Review Process would exceed the CRP Total Fund, then the CRP Cash/Credit Relief awards shall be reduced by multiplying the amount of each award by the following factor:

                             CRP Cash/Credit Relief Fund plus Remaining Interest
                             ---------------------------------------------------
                             Aggregate CRP Cash/Credit Relief Awards

                           and the death benefit awards shall be reduced by multiplying the amount of each award by the following factor:

                                       CRP Death Benefit Relief Fund
                                       -----------------------------------------
                                       Aggregate CRP Death Benefit Relief Awards

                           Provided however that, if the total relief to be awarded by the Claim Evaluator to all Claimants in the Claim Review Process would exceed the CRP Total Fund, and the relief attributable to Savings and Retirement Claims would exceed $10 million, based on the cost to the Company, then, subject to Section II.D.10. below, the Company shall contribute to the CRP Cash/Credit Relief Fund the amount, if any, by which the total relief to be awarded by the Claim Evaluator for all Savings and Retirement Claims exceeds $10 Million.

                  10. If, after all Category 1-5 Claims have been scored by the Claim Evaluator, the total relief to be awarded by the Claim Evaluator to all Claimants in the Claim Review Process would exceed the Total Fund and the relief attributable to Savings and Retirement Claims would exceed $10 Million, based on the cost to the Company, then the Company shall have the right (a) to review all materials utilized by the Claim Evaluator in categorizing, scoring and awarding relief to Savings and Retirement Claims; and (b) if the Company believes, in good faith, that any of the Claim Evaluator's judgments were inconsistent with the Stipulation of Settlement and/or this Exhibit A, to request that the Claim Evaluator reconsider, re-categorize and re-score those Savings and Retirement Claims believed to have been evaluated in error. If, after reconsideration by the Claim Evaluator, the total relief to be awarded by the Claim Evaluator to all Claimants in the Claim Review Process would still exceed the Total Fund and the relief attributable to Savings and Retirement Claims would still exceed $10 Million, based on the cost to the Company, then the Company shall have the right to obtain neutral arbitration of the disputed Savings and Retirement Claims pursuant to the procedures described in section VIII.A.4. below or to seek relief from the Court.

                  11. If there remain unused funds in the CRP Cash/Credit Relief Fund or CRP Death Benefit Relief Fund after any reductions have been fully substituted as described above, then such unused funds shall be used to increase all non-DAC Tax related relief amounts. The relief amounts shall be increased as follows:

                           a. First, any unused CRP Death Benefit Relief Fund amounts will be used to increase all Settlement Death Benefits, Accidental Death Benefits, UL Death Benefits and Enhanced Settlement Death Benefits by multiplying such benefit amounts by the following factor:

                                                     450
                                                 -------
                                                 300+ZZZ

                                    where ZZZ equals the cost of the aggregate awards from the CRP Death Benefit Relief Fund.

                           b. Second, any unused CRP Cash/Credit Relief Fund amounts will be used to increase all Settlement Death Benefits, Accidental Death Benefits, UL Death Benefits, Enhanced Settlement Death Benefits and Cash/Credit amounts by multiplying such benefit amounts by the following factor:

                       750 + interest accrued on the CRP Cash/Credit Relief Fund
                       ---------------------------------------------------------
                                                                    450+YYY

                                    where YYY equals the aggregate awards from the CRP Cash/Credit Relief Fund.

         E. Company Liaison. The Company shall designate a Company Liaison(s) to serve at the Company's expense as a customer resource liaison to reasonably and promptly respond to requests by the Claim Evaluator for information and other assistance reasonably necessary or appropriate for the Company to provide in fulfilling its obligations stated in the Agreement with respect to the evaluation, determination and resolution of Claims submitted to Claim Evaluation.

III.     REPLACEMENT CLAIMS

         A. Replacement Claim Allegations. The following Claims shall be categorized as Replacement Claims:

                  1. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date concerning the financial impact on the Applicant of surrendering, taking a loan against or withdrawing cash value from an existing policy or annuity to purchase a new Policy or Annuity.

                  2. An oral or written Misrepresentation was made to the Policy owner that the Policy owner should ignore and/or discard notices of policy loans, withdrawals/partial surrenders, premiums due or lapse with respect to the Replaced policy or annuity.

                  3. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date concerning the impact on existing policy benefits of using loans, total or partial surrenders or withdrawals of cash values from an existing policy or annuity to purchase a new Policy or Annuity.

                  4. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date concerning the financial impact on the Applicant of using loans, total or partial surrenders or withdrawals of cash values from an existing policy or annuity to purchase a new Policy or Annuity.

                  5. An oral or written Misrepresentation was made to the Policy owner either that (i) existing policy or annuity values would be sufficient to pay premiums on a new Policy or Annuity; (ii) existing premiums would be sufficient to support a new Policy or Annuity; or
                           (iii) a combination of existing policy or annuity values and premiums would be sufficient to support a new Policy or Annuity, but thereafter additional premiums or greater premiums were required.

         B.       Replacement Claim Relief.

                  1.       Score of 3.

                           a. If the Policy or Annuity is In Force, the Claimant will receive either of the following, at the Claimant's election: (1) the Claimant will keep his or her Policy or Annuity In Force and the Claimant will receive as a policy or account credit the Policy's or Annuity's Net Cash Flow, plus Interest through the Implementation Date, in excess of the Policy's or Annuity's current surrender value; or (2) the Policy or Annuity will be rescinded and the Claimant will receive in cash the Policy's or Annuity's Net Cash Flow, plus Interest through the Implementation Date.

                           b. If the Policy or Annuity is Terminated, the Claimant will receive in cash the Policy's Net Cash Flow, plus Interest through the Implementation Date.

                  2.       Score of 2.

                           a. For an In Force Policy, the Claimant will receive either of the following, at the Claimant's election: (a) the Claimant will keep the Policy In Force and the Claimant will receive as a policy credit the Policy's Net Cash Flow, plus Interest through the Implementation Date, in excess of the Policy's current surrender value, less Cost of Insurance Charges for the period of time the Policy has been In Force through the Implementation Date; or (b) the Policy will be rescinded and the Claimant will receive in cash the Policy's Net Cash Flow, plus Interest through the Implementation Date, less Cost of Insurance Charges for the period of time the Policy has been In Force through the implementation date.

                           b. For an In Force Annuity, the Claimant will receive either of the following, at the Claimant's election: (a) the Claimant will keep his or her Annuity In Force and the Claimant will receive as an account credit the Annuity's Net Cash Flow in excess of the Annuity's current surrender value; or (b) the Annuity will be rescinded and the Claimant will receive in cash the Annuity's Net Cash Flow.

                           c. For a Terminated Policy, the Claimant will receive in cash the Policy's Net Cash Flow, plus Interest through the Implementation Date, less Cost of Insurance Charges for the period of time the Policy was In Force.

                           d. For a Terminated Annuity, the Claimant will receive in cash the Annuity's Net Cash Flow.

                  3. Score of 1 - The Claimant will receive the General Relief for which the Policy is otherwise qualified.

                  4. Score of 0 - The Claimant will receive no relief, including no General Relief.

IV.      ACCELERATED PAYMENT CLAIMS

         A. Accelerated Payment Claim Allegations. The following Claims, together with those described in section II.C.2.a. above, shall be categorized as Accelerated Payment Claims:

                  1. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date that the Policy was a "single pay," "x-pay" (where x equals a number of years), "zero-pay" or "no-pay" policy.

                  2. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date that, for the illustrated Policy face amount, no out-of-pocket premiums would be due after a specified date or after a specified number of premiums.

                  3. An oral or written Misrepresentation was made to the Applicant in connection with the provision of unauthorized and misleading sales materials and/or illustrations that, for the illustrated Policy face amount, no additional out-of-pocket premiums would be due after a specified date or after a specified number of premiums.

                  4. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date to the effect that the Claimant's Policy would be a "paid-up" or "fully paid-up" policy.

         B.       Accelerated Payment Claim Relief.

                  1.       In Force Traditional Policies.

                           a. Score of 4 - The Claimant will receive (1) a policy credit in the amount set forth in the Relief Table applicable to the Policy and the Claim; and (2) the Enhanced Settlement Death Benefit.

                           b. Score of 3 - The Claimant will receive a policy credit in the amount set forth in the Relief Table applicable to the Policy and the Claim.

                           c. Score of 2 - The Claimant will receive a policy credit in the amount of 50% of the amount set forth in the Relief Table applicable to the Policy and the Claim for a Score of 3.

                           d. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           e. Score of 0 - The Claimant will receive no relief, including no General Relief.

                  2.       In Force UL I Policies.

                           a. Score of 4 - The Claimant will receive (1) a policy credit and UL Death Benefit in the amount set forth in the Relief Table applicable to the Policy and the Claim; and
                                    (2) the Enhanced Settlement Death Benefit.

                           b. Score of 3 - The Claimant will receive a policy credit and UL Death Benefit in the amount set forth in the Relief Table applicable to the Policy and the Claim.

                           c. Score of 2 - The Claimant will receive a policy credit and UL Death Benefit in the amount of 50% of the amount set forth in the Relief Table applicable to the Policy and the Claim for a Score of 3.

                           d. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           e. Score of 0 - The Claimant will receive no relief, including no General Relief.

                  3.       Terminated Traditional and UL I Policies.

                           a. Score of 4 - The Claimant will receive (1) cash relief in an amount calculated in accordance with the Relief Tables applicable to the Policy and the Claim; and (2) a percentage of the Enhanced Settlement Death Benefit calculated in accordance with the Relief Tables applicable to the Policy and the Claim.

                           b. Score of 3 - The Claimant will receive cash relief in an amount calculated in accordance with the Relief Tables applicable to the Policy and the Claim.

                           c. Score of 2 - The Claimant will receive 50% of the cash relief amount calculated in accordance with the Relief Tables applicable to the Policy and the Claim for a Score of 3.

                           d. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           e. Score of 0 - The Claimant will receive no relief, including no General Relief.

                  4. In Force and Terminated Variable Universal Life ("UL II") Policies.

                           a. Score of 4 - The Claimant will receive (1) cash relief and/or policy credits in a total amount equal to 10% of the Policy's accumulation fund, measured as of June 1, 1999 or as of the date of termination if the Policy has been terminated; and (2) the Enhanced Settlement Death Benefit.

                           b. Score of 3 - The Claimant will receive cash relief and/or policy credits in a total amount equal to 10% of the Policy's accumulation fund, measured as of June 1, 1999 or as of the date of termination if the Policy has been terminated.

                           c. Score of 2 - The Claimant will receive cash relief and/or policy credits in the amount 50% of the amount the Claimant would have received for a score of 3.

                           d. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           e. Score of 0 - The Claimant will receive no relief, including no General Relief.

V.       PERFORMANCE CLAIMS

         A. Performance Claim Allegations. The following Claims shall be categorized as Performance Claims:

                  1. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date that the cash values or account value of the Policy would not be less than illustrated or that the cash values or account value would be maintained at a certain level over the life of the Policy.

                  2. An oral or written Misrepresentation was made to the Applicant on or before the Measuring Date that the scales or schedules of interest crediting rates, mortality and expense credits, and/or cost of insurance, administrative or other charges, and, where applicable, the dividend scale, that was or were in effect at the time the Policy was issued, would not vary over the life of the Policy or would be maintained at a certain level over the life of the Policy.

                  3. On or before the Measuring Date, an oral or written Misrepresentation was made to the Applicant that for a fixed number of payments the Policy would produce a predicted, represented or illustrated cash or account value at a later date, while it was not meaningfully explained on or before the Measuring Date, either orally or in writing, that dividend scales, policy credits and/or charges could change and affect the predicted cash or account value.

                  4. On or before the Measuring Date, an oral or written Misrepresentation was made to the Applicant either that the Policy's surrender value would always be in excess of the premiums paid, or that the Policy would always show a positive rate of return on premiums paid, while it was not meaningfully explained before the Measuring Date - orally or in writing - that surrender values for some initial period would be lower than the premium paid.

         B.       Performance Claim Relief

                  1.       In Force Traditional Policies

                           a. Score of 3 - The Claimant will receive a policy credit in the amount set forth in the Relief Table applicable to the Policy and the Claim.

                           b. Score of 2 - The Claimant will receive a policy credit in the amount of 50% of the amount set forth in the Relief Table applicable to the Policy and the Claim.

                           c. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           d. Score of 0 - The Claimant will receive no relief, including no General Relief.

                  2.       In Force UL I Policies

                           a. Score of 3 - The Claimant will receive a policy credit in the amount set forth in the Relief Table applicable to the Policy and the Claim.

                           b. Score of 2 - The Claimant will receive a policy credit in the amount of 50% of the amount set forth in the Relief Table applicable to the Policy and the Claim.

                           c. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           d. Score of 0 - The Claimant will receive no relief, including no General Relief.

                  3.       Terminated Traditional and UL I Policies

                           a. Score of 3 - The Claimant will receive cash relief in an amount calculated in accordance with the Relief Tables applicable to the Policy and the Claim.

                           b. Score of 2 - The Claimant will receive 50% of the cash relief amount calculated in accordance with the Relief Tables applicable to the Policy and the Claim.

                           c. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           d. Score of 0 - The Claimant will receive no relief, including no General Relief.

                  4.       In Force and Terminated UL II Policies.

                           a. Score of 3 - The Claimant will receive cash relief and/or policy credits in a total amount equal to 10% of the Policy's accumulation fund, measured as of June 1, 1999 or as of the date of termination if the Policy has been terminated.

                           b. Score of 2 - The Claimant will receive cash relief and/or policy credits in the amount 50% of the amount the Claimant would have received for a score of 3.

                           c. Score of 1 - The Claimant will receive the General Relief for which the Policy would otherwise have qualified.

                           d. Score of 0 - The Claimant will receive no relief, including no General Relief.

VI.      SAVINGS AND RETIREMENT CLAIMS

         A. Savings and Retirement Claim Allegations. The following Claims shall be categorized as Savings and Retirement Claims:

                  1. On or before the Measuring Date, an oral or written Misrepresentation was made to the Applicant that the product was primarily an Investment Plan, while it was not disclosed on or before the Measuring Date that the product was a life insurance policy, or the fact that the product was life insurance was disguised, deemphasized, or minimized.

                  2. On or before the Measuring Date, an oral or written Misrepresentation was made to the applicant concerning the relative appropriateness of using life insurance solely to meet the Applicant's savings and retirement goals; or

                  3. On or before the Measuring Date, the Policy's premiums were characterized as "deposits," "contributions," or "outlays," or the Policy's values were characterized as "savings," "capital," a "retirement account," a "money accumulation account" or a similar investment terminology and, given the total facts and circumstances surrounding the sale of the policy, such characterization was likely to mislead the Applicant.

         B.       Savings and Retirement Claim Relief.

                  1.       Score of 3.

                           a. If the Policy is In Force, the Claimant will receive either of the following, at the Claimant's election: (a) the Claimant will keep his or her Policy In Force and the Claimant will receive as a policy credit the Policy's Net Cash Flow, plus Interest through the Implementation Date, in excess of the Policy's current surrender value; or
                                    (b) the Policy will be rescinded and the Claimant will receive in cash the Policy's Net Cash Flow, plus Interest through the Implementation Date.

                           b. If the Policy is Terminated, the Claimant will receive in cash the Policy's Net Cash Flow, plus Interest through the Implementation Date.

                  2.       Score of 2.

                           a. If the Policy is In Force, the Claimant will receive either of the following, at the Claimant's election: (a) the Claimant will keep his or her Policy In Force and the Claimant will receive as a policy credit the Policy's Net Cash Flow in excess of the Policy's current surrender value; or (b) the Policy will be rescinded and the Claimant will receive in cash the Policy's Net Cash Flow.

                           b. If the Policy is Terminated, the Claimant will receive in cash the Policy's Net Cash Flow.

                  3. Score of 1 - The Claimant will receive the General Relief for which the Policy is otherwise qualified.

                  4. Score of 0 - The Claimant will receive no relief, including no General Relief.

VII.     OTHER MARKETING CLAIMS

         A. Other Marketing Claim Allegations. The following Claims shall be categorized as Other Marketing Claims:

                  1. The sale of the Policy was made by means of an untrue statement of material fact or omission of material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading and that relates to issues other than Category 1, 2, 3, or 4 Claims.

                  2. The sale, administration or service of the Policy violated applicable state statutes or regulations respecting product advertising or retail sales practices or the administration or servicing of Policies; provided, however, that this factor may not be assigned a score of greater than 1 in the absence of a related fraud or deceit.

                  3. The administration or servicing of the Policy violated the Policy's contractual provisions.

                  4. The Applicant and/or Claimant was the victim of, and was caused damage by, forgery.

         B.       Other Marketing Claim Relief.

                  1. Score of 3 - The Claimant will receive the equivalent relief for a score of 3 under Category 1, 2, 3, or 4 above that, in the opinion of the Claim Evaluator, most appropriately addresses the Claim.

                  2. Score of 2 - The Claimant will receive the equivalent relief for a score of 2 under Category 1, 2, 3, or 4 above that, in the opinion of the Claim Evaluator, most appropriately addresses the Claim.

                  3. Score of 1 - The Claimant will receive the General Relief for which the Policy or Annuity would otherwise have qualified.

                  4. Score of 0 - The Claimant will receive no relief, including no General Relief.

VIII.    PART VIII ALTERNATIVE DISPUTE RESOLUTION CLAIMS

         A.       Scope of Part VIII.

                  1. This Part VIII has two purposes: (a) first, to provide a mechanism for resolving those claims or controversies that are timely submitted to Claim Evaluation but that are not particularly provided for in Parts III, IV, V, VI, VII or IX of this Exhibit A ("Part VIII.A.1.(a) Claims"); and (b) second, to provide a forum for resolving controversies or claims whenever or however asserted (including in any judicial or other proceeding) that relate to the Policies or Annuities and that, in whole or in part,
                           (1) do not involve the matters described in the Release and Waiver set forth in section XIV.A.1. through XIV.A.6 of the Stipulation of Settlement (not including the proviso to section XIV.A.5)("Part VIII.A.1.(b)(1) Claims"); or (2) arise under the proviso to the Release and Waiver set forth in section XIV.A.5. of the Stipulation of Settlement ("Part VIII.A.1.(b)(2) Claims").

                  2. The Company, in its discretion, may require any Class Member to submit his or her Part VIII.A.1.(b)(1) Claim, or may agree to the submission of any Part VIII.A.1.(b)(1) Claim, for final and binding resolution in the Part VIII ADR Process. Where the Company requires that a Class Member submit a Part VIII.A.1.(b)(1) Claim to the Part VIII ADR Process or agrees that a Class Member's Part VIII.A.1.(b)(1) Claim will be submitted to the Part VIII ADR process, or where a Claimant submits a Part VIII.A.1.(a) Claim, the Claim shall be (a) evaluated according to the Part VIII ADR Procedures, applying the factors in
                           Part VIII.E.; (b) scored in accordance with Part VIII.F.; and (c) awarded relief, if any, in accordance with Part VIII.G.

                  3. With respect to Part VIII.A.1.(b)(2) Claims, Class Members may require that the Company resolve such claims under the Part VIII ADR Procedures. Where a Class Member requires that the Company resolve a Part VIII.A.1.(b)(2) Claim under the Part VIII ADR Process, the Claim shall be (a) evaluated according to the Part VIII ADR Procedures, applying the factors in Part VIII.E.; (b) scored in accordance with Part VIII.F.; and (c) awarded relief, if any, in accordance with Part VIII.G.

                  4. In the event that a dispute arises between the Company and the Claim Evaluator as to (a) whether a Claim is a Part VIII Claim; or (b) whether there is insufficient information in the Claim File to allow for categorization of the Claim under this Part VIII, then, prior to administration and resolution of the Claim under this Part VIII, the dispute shall be resolved through arbitration before a mutually agreeable arbitrator; provided, however, that:

                           a. all such disputes shall be resolved through a single arbitration, the costs of which shall be paid as follows:

                                    1.       for disputes as to whether the
                                             Claim is a Part VIII Claim, the
                                             Parties shall share the costs of
                                             arbitration in proportion to their
                                             rate of success in the arbitration;
                                             and

                                    2.       for disputes as to whether there is
                                             insufficient information in the
                                             Claim File to allow for
                                             categorization of the Claim, the
                                             Company shall bear the costs of
                                             arbitration, unless the Company can
                                             demonstrate that the lack of
                                             information was the fault of the
                                             Claimant, in which case the parties
                                             shall share the costs of
                                             arbitration in proportion to their
                                             success in the arbitration;

                           b. if the parties are unable to agree on an arbitrator, then each party shall identify a single arbitrator, the two arbitrators so identified shall agree upon a third arbitrator, and the three arbitrators so chosen shall resolve the dispute; and

                           c.       if it is determined that:

                                    1.       the Claim is a Part VIII Claim,
                                             then the Claim shall be resolved
                                             under this Part VIII;

                                    2.       the Claim is not a Part VIII Claim,
                                             then the Claim shall be returned to
                                             the Claim Review Process for
                                             categorization and scoring by the
                                             Claim Evaluator; or

                                    3.       there is insufficient information
                                             to allow for Categorization of the
                                             claim under Part VIII, then the
                                             Claim shall be awarded the General
                                             Relief for which the Policy or
                                             Annuity would otherwise have
                                             qualified.

         B.       Definitions

                  1. The term "Damage" or "Damages" means any material economic loss or material economic damage, any reduction in benefits resulting in material economic loss, or any material out-of-pocket expenditures or charges in addition to the maximum amount originally illustrated (or otherwise represented in the Policy or Annuity or at the time of sale) that have been or will be incurred by the Claimant and that are a direct result of a Claim. For purposes of this definition, any economic loss, damage, out-of-pocket expenditures or charges shall be "material" if there is a substantial likelihood that the loss, damage, expenditure or charge would have significantly altered a reasonable Claimant's determination to purchase, retain, or terminate the Policy or Annuity or utilize the cash or account values of the Policy or Annuity in the transaction giving rise to the Claim.

                  2. "Part VIII Arbitration Panel" means the panel of persons who, pursuant to the Part VIII ADR Procedures, will hear appeals relating to Part VIII claims.

                           a. The Part VIII Arbitration Panel shall be assembled after the Final Settlement Date from one or more lists (consisting in the aggregate of a minimum of 10 names), satisfactory to the Company and Co-Lead Counsel and prepared at the Company's request, upon concurrence of the Company and Co-Lead Counsel, by the American Arbitration Association, JAMS/Endispute, CPR Institute for Dispute Resolution, or some comparable organization. The lists shall identify persons who have appropriate expertise and qualifications to serve as arbitrators in the Part VIII ADR Process; provided however, that no member of the Part VIII Arbitration Panel shall be (1) a present or former officer, employee, Producer or other representative of the Company, (2) a present or former Producer or sales agent of any life insurance company or (3) a current or former class representative in any class action; (4) a Class Member; (5) an attorney who is a present or former member or employee of Co-Lead Counsel's respective law firms or any law firm representing MetLife in the Action.

                           b. Co-Lead Counsel shall appoint 6 members to the Part VIII Arbitration Panel from the list(s) prepared as described above. If a
                                    Part VIII Arbitration Panel member, once appointed, resigns or is unable to continue serving as a member of the Part VIII Arbitration Panel, a replacement Part VIII Arbitration Panel member shall be selected by the same method used to select his or her predecessor.

                           c. The number of Part VIII Arbitration Panel members may be increased upon agreement of the Parties. Any additional Part VIII Arbitration Panel members also shall be chosen from a list prepared as described in Part VIII.B.2.a. above.

                           d. Two of the six Part VIII Arbitration Panel members - one selected by Co-Lead Counsel and the other selected by the Company - shall co-chair the Part VIII Arbitration Panel. Co-Lead Counsel and the Company shall each retain the right in its discretion to redesignate its co-chair from the Part VIII Arbitration Panel as it then exists.

                           e. Co-Lead Counsel and the Company each shall have the right to terminate the appointment of any member of the Part VIII Arbitration Panel without the consent of the other, except the then-sitting co-chair designated by the other Party. If such termination occurs, a new Part VIII Arbitration Panel member shall be selected by Co-Lead Counsel from a list prepared and approved as described in Part VIII.B.2.a. above.

                           f.       The Company shall pay the Part VIII
                                    Arbitration Panel members' reasonable fees, not to exceed $200 per hour, and actual expenses, not to exceed $200 per day.

                           g. The Part VIII Arbitration Panel shall be deemed to sit in New York, New York.

                  3. "Part VIII Review File" means all materials before the Part VIII Review Team and/or Part VIII Arbitration Panel, including the Claim Form, the Customer File, and any other materials or information submitted by the Company or the Claimant.

                  4. "Part VIII Review Team" means one or more teams, each consisting of three persons, designated by the Company from those areas of the Company that generally service customer complaints or oversee corporate ethics and compliance, that will review and assess Part VIII claims.

                  5. Other capitalized terms shall have the meaning attributed to them by the Stipulation of Settlement or this Exhibit A.

         C.       Notice.

                  1. In the case of a Part VIII.A.1.(b)(1) Claim, the Company shall provide notice to the Claimant informing the Claimant of the following:

                           a. That the Company has elected or agreed to have the Claimant's Category 6 Claim submitted for final and binding resolution pursuant to the Part VIII ADR Procedures.

                           b. That the Claimant should submit to the Company within 45 days after mailing of the notice (1) contemporaneous documentary evidence, if any, in support of the Claim,
                                    (2) a sworn declaration attesting to the nature and authenticity of such evidence,
                                    (3) any and all other documents in the
                                    Claimant's possession relating to his or her Policy or Annuity or to the Claim, and (4) any other declarations or materials the Claimant wishes to submit; and

                           c. That the Claimant may retain an attorney to represent the Claimant in the Part

                                    VIII Arbitration Procedures, and that, if the Claim is submitted within one year of the Implementation Date, the attorney's fees shall be offset by MetLife to the extent of 20% of any award of relief.

                  2. In the case of a Part VIII.A.1.(b)(2) Claim, the Company shall provide notice to the Claimant of the following:

                           a. That the Claimant shall submit to the Company within 45 days after mailing of the notice (a) contemporaneous, documentary evidence, if any, in support of the Claim;
                                    (b) a sworn declaration attesting to the nature and authenticity of such evidence;
                                    (c) any and all other documents in the
                                    Claimant's possession relating to his or her Policy or Annuity or to the Claim; and (d) any other declarations or materials the Claimant wishes to submit; and

                           b. That the Claimant may retain an attorney to represent the Claimant in the Part VIII Arbitration Procedures, and that, if the Claim is submitted within one year of the Implementation Date, the attorney's fees shall be offset by MetLife to the extent of 20% of any award of relief.

                  3. The notices required by Parts VIII.C.1. and 2. shall be given in writing at the address specified by the Claimant or, in the case of a Claimant who does not specify an address, to the business or residence address of the Claimant maintained in the Company's files. Notice may be given by mail, telex or facsimile transmission. Notice shall be deemed to have been received on the date on which it was mailed, telexed or faxed.

                  4. The time periods specified by these Part VIII ADR Procedures shall start to run on the day the Notice is mailed, telexed or faxed.

         D.       Part VIII ADR Procedures.

                  1. For a Part VIII.A.1.(b)(1) Claim, the Part VIII ADR Process shall commence upon notice to the Claimant by the Company that a Part VIII.A.1.(b)(1) Claim asserted by the Claimant will be submitted for final and binding resolution in accordance with Part VIII ADR Procedures.

                  2. For a Part VIII.A.1.(b)(2) Claim, the Part VIII ADR Process shall commence upon notice to the Company that a Part VIII.A.1.(b)(2) Claim asserted by the Claimant will be submitted by the Claimant for a final and binding resolution in accordance with Part VIII ADR Procedures.

                  3.       The Part VIII Review Team shall assess all Part VIII
                           Claims.

                           a. The Part VIII Review Team's assessment of each Part VIII Claim shall begin within a reasonable time after the receipt of the Claimant's submission.

                           b. A support staff may assist the Part VIII Review Team.

                           c. The Company shall provide the Part VIII Review File to the Part VIII Review Team.

                           d. The Part VIII Review Team (with assistance from the support staff) shall evaluate each
                                    Part VIII Claim based on the total facts and circumstances as further described in the scoring criteria set forth in Part VIII.F. below and shall award relief, if any, as specified in Part VIII.G. below, unless the Claimant and the Company mutually agree on some other form of relief.

                           e. The Part VIII Review Team shall attempt to complete its evaluation within 150 days of submission of the Claimant's Claim Form or other submission and shall resolve each Claim by a majority vote.

                           f. The Part VIII Review Team's decision shall be binding on the Company. The Claimant, however, shall have a right to seek arbitration of that decision under the terms described below if the Claimant deems the decision unsatisfactory.

                           g. Once the Part VIII Review Team has made its decision, it shall notify the Claimant in writing of (1) its decision, (2) the Claimant's right to seek arbitration of either a denial of relief or the nature of the relief awarded and (3) the procedures for seeking arbitration before the Part VIII Arbitration Panel. A Claimant who wishes to obtain review of the Part VIII Review Team's decision must notify the Part VIII Review Team in writing of his or her desire to do so within the later of 35 days of (1) the date of the notice of that decision or (2) the date of the postmark on the envelope in which the decision was transmitted, in which case the envelope must be presented to the
                                    Part VIII Review Team by the Claimant. The
                                    Part VIII Review Team shall send copies of the request for review to the Part VIII Arbitration Panel co-chairs, who shall assign the case to a randomly chosen single member arbitrator; provided however that the
                                    Part VIII Arbitration Panel co-chairs shall assign themselves their pro-rata share of Claims.

                           h. Following assignment of a case to an arbitrator, the arbitrator may meet or otherwise communicate with the Claimant (and/or his or her representative) and the Company to try to resolve the differences between the parties. The only materials before the arbitrator at this time shall be the record from the Part VIII Review Team process. Additional materials other than routine correspondence shall not be accepted or considered. If an agreement cannot be reached, the arbitrator shall set an arbitration hearing date on a date at least 25 days thereafter, unless the parties agree to a shorter time period.

                                    1.       Not later than 10 days before the
                                             arbitration date, a Claimant
                                             wishing to appear at the
                                             proceedings, to participate by
                                             telephone or to appoint a person at
                                             the Claimant's expense to appear on
                                             his or her behalf must notify the
                                             arbitrator of his or her desire to
                                             do so. The same rules shall apply
                                             to the Company. Oral presentations
                                             shall be limited to 10 minutes for
                                             each party. All in-person hearings
                                             shall be held in one of the
                                             following locations closest to the
                                             Claimant: New York, New York;
                                             Tampa, Florida; Pittsburgh,
                                             Pennsylvania; Chicago, Illinois;
                                             Denver, Colorado; or Los Angeles,
                                             California. If a Claimant or the
                                             person appointed by the Claimant
                                             wishes to appear in-person, the
                                             Claimant shall be responsible for
                                             any expenses he or she incurs.

                                    2.       Not later than 10 days before the
                                             arbitration date, a Claimant may
                                             submit a brief not exceeding 10
                                             pages in support of his or her
                                             Claim. The Company may submit a
                                             response not exceeding 10 pages no
                                             later than five days before the
                                             hearing. No further briefs shall be
                                             accepted or considered.

                                    3.       The arbitrator shall review the
                                             claim de novo in accordance with
                                             the scoring criteria specified in
                                             Part VIII.F. below. The Company
                                             shall provide relief, if any, as
                                             ordered by the arbitrator subject
                                             to Part VIII.G. below. No other
                                             relief shall be available.

                                    4.       Once the arbitrator has made his or
                                             her decision, he or she shall send
                                             written notice of the decision to
                                             the Claimant and the Company.

                                    5.       Arbitrators' decisions pursuant to
                                             this Part VIII shall be binding on
                                             individual Claimants and the
                                             Company and shall not be subject to
                                             appeal or challenge by either Party
                                             for any reason or in any forum
                                             except as otherwise provided below.

                           i. The Company shall have the right to seek reconsideration of the relief granted by any arbitrator, within 30 days of the arbitrator's notice to the Company of the award, if the relief granted is not provided for in Part VIII.G.

                                    1.       Any request for reconsideration of
                                             relief pursuant to this subsection
                                             must be submitted in writing to the
                                             co-chairs for assignment to a new
                                             arbitrator. The arbitrator selected
                                             to reconsider the relief shall not
                                             be the arbitrator who participated
                                             in the original consideration of
                                             the Claim. A copy of any such
                                             request must also be provided to
                                             the Claimant and to Co-Lead
                                             Counsel.

                                    2.       The new arbitrator shall convene a
                                             hearing to reconsider the relief
                                             awarded within 25 days after
                                             receipt of the Company's written
                                             request.

                                    3.       The Claimant may appear at the
                                             hearing. The Company and the
                                             Claimant may each make an oral
                                             presentation at the hearing not to
                                             exceed 10 minutes.

                                    4.       The record before the new
                                             arbitrator shall consist solely of
                                             the materials before the arbitrator
                                             that rendered the award of relief
                                             subject to reconsideration. The new
                                             arbitrator shall limit his or her
                                             reconsideration to the nature of
                                             relief originally granted; he or
                                             she shall not attempt to reevaluate
                                             the substance of the Claim
                                             presented to the original
                                             arbitrator.

                                    5.       The new arbitrator will notify the
                                             Claimant, the Company and Co-Lead
                                             Counsel of his or her decision upon
                                             reconsideration.

                                    6.       If the new arbitrator upon
                                             reconsideration grants any relief
                                             exceeding or otherwise not provided
                                             for the type of Claim that is the
                                             subject of review, the award will
                                             be invalid and unenforceable and
                                             the Claimant shall receive
                                             instead the maximum relief
                                             available under Part VIII for the
                                             Claim.

         E. Part VIII Claim Factors. Subject to section VIII.A.1. above, the following Claims shall be categorized as Part VIII Claims:

                  1. The sale of the Policy or Annuity was made by means of an untrue statement of material fact or omission of material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading and that relates to issues other than Category 1, 2, 3, 4, 5 or 7 Claims.

                  2. The sale, administration or service of the Policy or Annuity violated applicable state statutes or regulations respecting product advertising or retail sales practices or the administration or servicing of Policies or Annuities; provided, however, that this factor may not be assigned a score of greater than 1 in the absence of a related fraud or deceit.

                  3. The administration or servicing of the Policy or Annuity violated the Policy's or Annuity's contractual provisions.

                  4. The Applicant and/or Claimant was the victim of, and was caused damage by, forgery.

                  5. The Applicant and/or Claimant was the victim of theft or the criminal taking of customer funds, relating to a Policy or Annuity.

         F.       Scoring for Part VIII Claims.

                  1. A score of 3 means either (i) clear written documentation exists supporting the substance of the Claimant's Part VIII Claim or (ii) the Producer who sold the Policy or Annuity that is the subject of the Claim admits the substance of the Part VIII Claim, and (iii) the claim is supported by the weight of the evidence.

                  2. A score of 2 means (i) the evidence supporting the substance of Claimant's Part VIII Claim was not in writing, and (ii) the Producer who sold the Policy or Annuity that is the subject of the Claim does not admit the substance of the Part VIII Claim and (iii) the information in the Part VIII Review File, considered as a whole, supports the Claimant's Claim.

                  3. A score of 1 means (i) the evidence supporting the substance of the Claimant's Part VIII Claim was not in writing, and (ii) the Producer who sold the Policy or Annuity that is the subject of the Claim does not admit the substance of the Part VIII Claim, and (iii) the Part VIII Review File, considered as a whole, neither corroborates nor undermines the Claim.

                  4. A score of 0 means that (i) the evidence supporting the substance of the Claimant's Part VIII Claim was not in writing, and (ii) the Producer who sold the Policy or Annuity that is the subject of the Claim does not admit the substance of the Part VIII Claim, and (iii) the evidence in the Part VIII Review File undermines the Claimant's allegation and suggests that the Part VIII Claim is without substance or foundation.

         G.       Determination of Relief for Part VIII Claims.

                  1. Only Claimants who have incurred Damage shall be eligible for relief. In determining whether a Claimant has or will have incurred Damage, the Part VIII Review Team and/or Part VIII Arbitration Panel shall take into consideration, among other things, whether the Claimant has previously received relief in connection with a complaint filed with the Company or any regulatory authority. Any prior economic relief awarded will offset the relief to which the Claimant would otherwise be entitled.

                  2. For any claim submitted within a period of one year from the Implementation Date, where a Claimant receives an award in the Part VIII ADR Process, the Company shall, if the Claimant was represented by an attorney during the ADR Process, pay an additional sum equal to 20% of the relief awarded as compensation for the Claimant's attorney's fees and expenses, even if the award is made more than one year from the Implementation Date.

                  3.       Score of 3.

                           a. The Claimant shall be offered compensation for any Damages actually suffered, plus Interest through the Implementation Date. Such compensation shall not include any amount of exemplary or punitive damages, any amount of incidental or consequential damages, or any amounts for emotional distress, pain and suffering, or other such injuries, subject to section VIII.G.3.c. below.

                           b. If the relief provided for in Section VIII.G.3.a. above would not adequately compensate the Claimant for Damages actually suffered and if equity warrants, the Claimant may instead be offered the following relief:

                                    1.       If the Policy or Annuity is In
                                             Force, the Claimant may rescind the
                                             Policy or Annuity and receive in
                                             cash the Policy's or Annuity's Net
                                             Cash Flow, plus Interest through
                                             the Implementation Date.

                                    2.       If the Policy or Annuity is
                                             Terminated, the Claimant may be
                                             offered in cash the Policy's or
                                             Annuity's Net Cash Flow, plus
                                             Interest through the Implementation
                                             Date.

                           c. In cases of theft, a criminal taking of customer funds, or forgery, if the Claimant demonstrates both a reckless disregard on the part of the Company toward the misconduct of the Producer and that the Producer's misconduct caused the Claimant Damage, the amount of the relief the Claimant receives pursuant to Section VIII.G.3.a. above shall be multiplied by three.

                  4. Score of 2 - The Claimant shall be offered compensation for any Damages actually suffered. Such compensation shall not include any amount of exemplary or punitive damages, any amount of incidental or consequential damages, or any amounts for emotional distress, pain and suffering, or other such injuries.

                  5. Score of 1 - The Claimant shall be awarded the General Relief for which the Policy or Annuity would otherwise have been qualified.

                  6.       Score of 0 - The Claimant shall receive no relief.

IX.      PART IX TAX-DEFERRED ANNUITY MISREPRESENTATION CLAIMS

         A. Scope of Part IX. The purpose of this Part IX is to provide a mechanism for resolving Claims that, at the time the Class Member bought a tax deferred Annuity, the Company allegedly improperly marketed and sold the Annuity for funding a qualified plan under the Internal Revenue Code on the basis of a tax deferral advantage that did not exist, because any investment in a qualified plan already is tax deferred. All such claims must be brought within 60 days from the date the Claim Form is mailed to the Class Member.

                  1. Part IX Claims shall be evaluated according to the Arbitration Procedures in Part IX.C. herein ("Part IX Arbitration Procedures").

                  2. Part IX Claims shall be awarded relief, if any, in accordance with Part IX.D.

         B.       Definitions.

                  1. "Claimant Representative" means a person appointed by Co-Lead Counsel to represent Claimants in the Part IX Arbitration Process. The Company shall pay the Claimant Representative a fee equal to 20% of the relief provided to the Claimant under Part IX.D., which shall be the only fee paid to the Claimant Representative for his or her services. The Claimant Representative shall not solicit potential claimants or otherwise advertise his or her services or the settlement Claim Evaluation mechanisms; any solicitation or advertising by the Claimant Representative shall result in the Claimant Representative's immediate termination and the appointment of a new Claimant Representative.

                  2. "Part IX Arbitration Panel" means the panel of persons who, pursuant to the Part IX Arbitration Procedures, will hear Part IX claims. The members of the Part VIII Arbitration Panel shall constitute the
                           Part IX Arbitration Panel. The Part IX Arbitration Panel shall be co-chaired by the co-chairs of the
                           Part VIII Arbitration Panel.

                           a.       The Company shall pay the Part IX
                                    Arbitration Panel members' reasonable fees, not to exceed $200 per hour, and actual expenses, not to exceed $200 per day.

                           b. The Part IX Arbitration Panel shall be deemed to sit in New York, New York.

                  3. Other capitalized terms shall have the meaning attributed to them by the Stipulation of Settlement or this Exhibit A.

         C.       Part IX Arbitration Procedures.

                  1. The Company initially shall assess all Part IX Claims within 60 days of receipt of the Claim from the Claim Evaluator. If the Company wishes, it may offer the Claimant relief. If it is determined by the Company that the Claim should properly have been categorized as a Category 1, 2, 3, 4, 5 or 6 Claim, the Claim shall be returned to the Claim Evaluator for review and scoring according to the appropriate category.

                  2. Within 60 days of its receipt of the Claim from the Claim Evaluator, the Company shall send the Claimant and the Claimant's Representative a written notice advising them of (a) any offer of relief; (b) the Claimant's right to arbitration; and (c) the procedure for seeking arbitration.

                  3. A Claimant who wishes to arbitrate must notify the Company in writing of his or her desire to do so within the later of 60 days of (a) the date of the Company's written notice described above; or (b) the date of the postmark on the envelope in which the notice was transmitted, in which case the envelope must be presented to the Company by the Claimant. The Company shall send copies of the request for review to the Part IX Arbitration Panel co-chairs, who shall assign the case to a randomly chosen single arbitrator; provided however, that the Part IX Arbitration Panel co-chairs shall assign themselves their pro-rata share of Claims.

                           a. Following assignment of a case to an arbitrator, the arbitrator may meet or otherwise communicate with the Claimant (and/or the Claimant Representative) and the Company to try to resolve the differences between the parties. The Claimant and the Company may submit any Documentation or other evidence to the arbitrator that may be helpful in the arbitrator's evaluation of the Claim. If an agreement cannot be reached, the arbitrator shall set an arbitration hearing date on a date at least 25 days later, unless the parties agree to a shorter time period.

                                    1.       Not later than 10 days before the
                                             arbitration date, a Claimant or
                                             Claimant's Representative wishing
                                             to appear at the proceedings or to
                                             participate by telephone must
                                             notify the arbitrator of his or her
                                             desire to do so. The same rules
                                             shall apply to the Company. All
                                             hearings shall be held in New York,
                                             New York. If a Claimant or
                                             Claimant's Representative wishes to
                                             appear in-person, the Claimant
                                             shall be responsible for any
                                             expenses incurred.

                                    2.       Except as set forth herein or as
                                             otherwise agreed to by the Claimant
                                             and the Company, the arbitration
                                             shall be governed, to the extent
                                             applicable, by the Commercial
                                             Arbitration Rules set forth in the
                                             American Arbitration Association
                                             Commercial Dispute Resolution
                                             Procedures.

                                    3.       The arbitrator shall review the
                                             claim de novo. The Company shall
                                             provide relief, if any, ordered by
                                             the arbitrator, subject to Part
                                             IX.D. below. No other relief shall
                                             be available.

                                    4.       Once the arbitrator has made his or
                                             her decision, he or she shall send
                                             written notice of his or her
                                             decision to the Claimant, the
                                             Claimant's Representative, and the
                                             Company.

                                    5.       An arbitrator's decisions pursuant
                                             to this Part IX shall be binding on
                                             individual Claimants and the
                                             Company and shall not be subject to
                                             appeal or challenge by either Party
                                             for any reason or in any forum
                                             except as otherwise provided below.

                           b. The Company shall have the right to seek reconsideration of the relief granted by any arbitrator, within 30 days of the arbitrator's notice to the Company of the award, if the relief granted is not provided for in Part IX.D.

                                    1.       Any request for reconsideration of
                                             relief pursuant to this subsection
                                             must be submitted in writing to the
                                             co-chairs for assignment to a new
                                             arbitrator. The arbitrator selected
                                             to reconsider the relief shall not
                                             be the arbitrator who participated
                                             in the original consideration of
                                             the Claim. A copy of any such
                                             request must also be provided to
                                             the Claimant, the Claimant's
                                             Representative, and Co-Lead
                                             Counsel.

                                    2.       The new arbitrator shall convene a
                                             hearing to reconsider the relief
                                             awarded within 25 days after
                                             receipt of the Company's written
                                             request.

                                    3.       The Claimant or Claimant's
                                             Representative may appear at the
                                             hearing. The Company and the
                                             Claimant or Claimant's
                                             Representative may each make an
                                             oral presentation at the hearing
                                             not to exceed 10 minutes.

                                    4.       The record before the new
                                             arbitrator shall consist solely of
                                             the materials before the arbitrator
                                             who rendered the award of relief
                                             subject to reconsideration. The new
                                             arbitrator shall limit his or her
                                             reconsideration to the nature of
                                             relief originally granted; he or
                                             she shall not attempt to reevaluate
                                             the substance of the Claim
                                             presented to the original
                                             arbitrator.

                                    5.       The new arbitrator will notify the
                                             Claimant, the Claimant's
                                             Representative, the Company and
                                             Co-Lead Counsel of his or her
                                             decision upon reconsideration.

                                    6.       If the new arbitrator upon
                                             reconsideration grants any relief
                                             exceeding or otherwise not provided
                                             for the type of Claim that is the
                                             subject of review, the award will
                                             be invalid and unenforceable and
                                             the Claimant shall receive instead
                                             the maximum relief available under
                                             Part IX for the Claim.

         D.       Determination of Relief for Part IX Claims.

                  1. Each Part IX claim shall be decided on its own merits based on the totality of the facts and circumstances presented.

                  2. The relief awarded under this section shall be an amount that the Company or arbitrator determines will appropriately compensate the Claimant. It shall not include any amount of exemplary or punitive damages or any amounts for emotional distress, pain and suffering.

                  3. Waiver of defenses. The Company will waive its right to raise technical legal defenses against a Claimant, such as statute of limitations, laches, statute of frauds, effect of integration or merger clauses in the contract, lack of capacity, lack of authority, and the parol evidence rule; provided, however, that the Company reserves the right to raise non-technical legal and other factual defenses, including, without limitation, the failure to state a claim upon which relief may be granted and the substance of any written disclosure made to the Claimant.

                  4. If the Company believes the relief awarded to any Claimant under this Part IX is not provided for in section IX.D., then the Company shall have the right to seek neutral arbitration of the disputed award pursuant to the procedures described in section VIII.A.4. above or to seek relief from the Court.

                                   Schedule 1



                                 Relief Tables
                                  Provided In
                                Separate Volume

                                                     STIPULATION OF SETTLEMENT
                                                     EXHIBIT B









                              CLASS NOTICE PACKAGE

                          [METLIFE LETTERHEAD AND LOGO]


                                                 [date]


Dear Customer:

         I am writing to inform you of benefits you may be eligible to receive as part of a proposed settlement of a class action lawsuit. You are receiving this information because, according to our records, you may be a member of the proposed settlement class because you own or owned one or more life insurance policies or annuities issued between January 1, 1982 and December 31, 1997, by Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, or Metropolitan Tower Life Insurance Company (collectively referred to as "MetLife"). The Class of policy and annuity owners affected by the lawsuit is described in more detail at pages __ through __ of the enclosed Notice of Class Action. As a Class Member, you would be eligible to participate in the proposed settlement.

         The parties to the lawsuit believe that the proposed settlement is in the best interest of all Class Members. As explained in the enclosed materials, the benefits and remedies available under the proposed settlement have been tailored to meet the circumstances of individuals like you.

         Nevertheless, before MetLife can make any settlement benefits available to customers, the proposed settlement must receive the Court's final approval. A hearing on the settlement is scheduled for December 2, 1999 at 10 a.m. The purpose of this mailing is to provide you with information about the proposed settlement and what actions, if any, you may want or need to take before the Court makes its ruling.

WHAT MATERIALS ARE INCLUDED WITH THIS LETTER?

         Among the materials included with this letter are:

[ ] A "Notice of Class Action, Proposed Settlement, and Fairness Hearing," which provides detailed information about the lawsuit, the proposed settlement, and your rights and obligations as a member of the Class.

[ ] A Statement of Eligibility, which contains basic information about your Policy or Annuity and identifies the benefits available to you under the proposed settlement.

[ ] A list of frequently asked questions with page references to sections of the Notice that address each question.

[ ] A Fact Sheet that describes in detail the relief available under the proposed settlement.

[ ] A Benefit Voucher that will become effective if the settlement is implemented, which - if you choose to participate in the settlement and do not elect Claim Evaluation - will automatically entitle you to payment of a particular kind of death benefit upon Metlife's receipt of due proof of the qualifying death of the Measuring Life within the benefit period. If you own or owned certain policies, this voucher also may entitle you to DAC Tax Relief, as described in the Notice of Class Action, regardless of whether you elect Claim Evaluation.

[ ] An Election Form that you must return if you currently have a claim and want to submit it to Claim Evaluation under the proposed settlement.

[ ] A Designation Form that you may use to change the Payee and/or the Measuring Life for the death benefits provided in the proposed settlement.

         Please read all of the enclosed materials carefully to understand your rights and the decisions you need to make. If you have further questions or need a large-print version of this Class Notice Package, please call a special toll-free number, 1-800-843-4790 (or, if you use TDD/TTY, 1-800-846-0798).
Specially trained personnel are available and best qualified to answer questions you may have about the proposed settlement. Please do not call the Court or the Clerk of Court.

METLIFE'S COMMITMENT TO ITS CUSTOMERS

         Throughout its history, MetLife has always strived to deal fairly with its customers. We are committed to providing the best possible service and products and to maintaining the highest possible standards of business conduct, ethics and integrity. We firmly believe that our policies and annuities have always delivered significant value to our customers. The substantial General Relief and DAC Tax Relief offered by the proposed settlement is further evidence of MetLife's commitment to its customers. In addition, the proposed settlement provides a forum for redress for any of our customers who may feel that they have been treated unfairly.

         Once again, if you have any questions or need a large-print version of this Class Notice Package, please do not hesitate to call a special toll-free number, 1-800-843-4790, or the terminal for TDD/TTY users at 1-800-846-0798.

                                                      Sincerely,



                                                      James M. Benson

                           FREQUENTLY ASKED QUESTIONS
                          ABOUT THE PROPOSED SETTLEMENT

Why did I receive this Notice?                       See page _.

Am I a member of the Class?                          See page _.

What do I need to do now?                            See page _.

What is this lawsuit about?                          See page _.

How does MetLife respond to these allegations?       See page __.

How much did the parties know about the lawsuit
when they negotiated the proposed settlement?        See page __.

What benefits are available under the
proposed settlement?                                 See page __.

Do I need to elect benefits now?                     See page __.

What if I'm not the only one with an ownership
interest?                                            See page __.

When will benefits become available under the
proposed settlement?                                 See page __.

What is General Relief?                              See page __.

How much is the General Relief worth to the Class?   See page __.

What is the Settlement Death Benefit?                See page __.

What is the Accidental Death Benefit?                See page __.

What is Claim Evaluation?                            See page __.

How much is Claim Evaluation worth to the Class?     See page __.

What's the deadline for electing
Claim Evaluation?                                    See page __.

Do I have to establish my claim now?                 See page __.

What types of claims does the Claim Evaluator
decide in the Claim Review Process?                  See page __.

What types of claims are evaluated in the
Part 8 ADR Process?                                  See page __.

What types of claims are evaluated in the Part 9
Arbitration Process?                                 See page __.

What is DAC Tax Relief?                              See page __.

How much is the DAC Tax Relief
worth to the Class?                                  See page __.

How does the DAC Tax Relief work?                    See page __.

Will the settlement have tax consequences for me?    See page __.

What will happen to any claims I have against
MetLife if I do not request exclusion from
the Class?                                           See page __.

How do I ask to be excluded from the Class?          See page __.

What are the consequences of excluding myself
from the Class?                                      See page __.

When will the Court decide whether to approve the
proposed settlement?                                 See page __.

How can I object to the proposed settlement?         See page __.

Can I appear at the Fairness Hearing?                See page __.

Who are the attorneys representing the Class
Members?                                             See pages __.

How will the attorneys representing the Class
Members be paid?                                     See page __.

Can the parties terminate the proposed settlement?   See pages __.

How will the proposed settlement affect my
ability to start or maintain another action?         See page __.

How can I get more information?                      See page __.

                          UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA


IN RE:                                     )       MISC. DOCKET NO. 96-179
METROPOLITAN LIFE INSURANCE                )       MDL NO. 1091
COMPANY SALES PRACTICES                    )
LITIGATION                                 )       JUDGE AMBROSE
                                           )       MAGISTRATE JUDGE BENSON
THIS DOCUMENT RELATES TO:                  )
                                           )
Amodeo            C.A. No. 96-0795         )
Biggs             C.A. No. 96-0038         )
Caskey            C.A. No. 95-1426         )
Garrett           C.A. No. 96-0436         )
Oddi              C.A. No. 96-0051         )
                                           )

                  NOTICE OF CLASS ACTION, PROPOSED SETTLEMENT,
                              AND FAIRNESS HEARING

         THIS NOTICE HAS BEEN SENT TO YOU BY ORDER OF THE COURT. PLEASE READ THIS ENTIRE NOTICE CAREFULLY. It discusses the proposed settlement of a class action lawsuit involving certain life insurance Policies and Annuities. You have not been sued. Nevertheless, the proposed settlement may affect your rights. If you are suing Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, or Metropolitan Tower Life Insurance Company, the proposed settlement described in this Notice may affect your right to pursue such a lawsuit, and you should show this Notice to your attorney.

YOU MUST MAKE CERTAIN DECISIONS NOW:

         FIRST: YOU MUST DECIDE WHETHER YOU WANT TO BE PART OF THE PROPOSED SETTLEMENT AS TO EACH POLICY OR ANNUITY YOU OWN OR OWNED. If you do, you must make other decisions before November 2, 1999, about certain settlement benefits that are described below. YOU ALSO MUST DECIDE BEFORE NOVEMBER 2, 1999, WHETHER YOU WANT TO OBJECT TO THE PROPOSED SETTLEMENT. The Court will hold a hearing on December 2, 1999, to evaluate the fairness of the proposed settlement. You may submit written objections or appear in person to object to the proposed settlement. Procedures for doing so are described below.

         SECOND: IF YOU DO NOT WANT TO BE PART OF THE SETTLEMENT WITH RESPECT TO A POLICY OR ANNUITY, YOU MUST REQUEST EXCLUSION FROM THE SETTLEMENT FOR THAT POLICY OR ANNUITY BY NOVEMBER 2, 1999. Otherwise, for each Policy or


        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                  Annuity you do not exclude from the class, you will be bound by all of the terms of the proposed settlement if the Court approves it.

IF YOU DO NOT EXCLUDE YOURSELF FROM THE CLASS, THE PROPOSED SETTLEMENT (IF APPROVED) MAY AFFECT YOUR RIGHT TO START OR CONTINUE ANY OTHER LAWSUIT OR PROCEEDING INVOLVING YOUR POLICY OR ANNUITY. IN ADDITION, YOU WILL GIVE UP ANY CLAIMS ARISING FROM THE SALE AND PAST SERVICING OR ADMINISTRATION OF YOUR POLICY OR ANNUITY. THE RELEASE OF CLAIMS, WHICH ADDRESSES THIS ISSUE, IS REPRINTED IN FULL AS AN APPENDIX TO THIS NOTICE.


                                TABLE OF CONTENTS
                                 FOR THIS NOTICE

                                                                                                           PAGE NO.
                                                                                                           --------
PART A:  WHY YOU HAVE RECEIVED THIS NOTICE.........................................................................
                  1.       GENERAL RELIEF..........................................................................
                  2.       CLAIM EVALUATION........................................................................
                  3.       DAC TAX RELIEF..........................................................................

PART B:  DESCRIPTION OF THE CLASS..................................................................................

PART C:  DECISIONS YOU MUST MAKE NOW...............................................................................
                  1.       IF YOU DECIDE TO REMAIN IN THE CLASS....................................................
                  2.       IF YOU DECIDE TO EXCLUDE YOURSELF
                           FROM THE CLASS..........................................................................

PART D:  DESCRIPTION OF THE LAWSUIT AND THE SETTLEMENT NEGOTIATIONS................................................

PART E:  THE BENEFITS OF THE PROPOSED SETTLEMENT...................................................................
                  1.       GENERAL RELIEF..........................................................................
                           A.       THE SETTLEMENT DEATH BENEFIT...................................................
                           B.       THE ACCIDENTAL DEATH BENEFIT...................................................
                  2.       CLAIM EVALUATION........................................................................
                           A.       THE CLAIM REVIEW PROCESS.......................................................
                           B.       THE PART 8 ADR PROCESS.........................................................
                           C.       THE PART 9 ARBITRATION PROCESS.................................................
                  3.       DAC TAX RELIEF..........................................................................

PART F:  INCOME TAX CONSEQUENCES...................................................................................

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

PART G:  RELEASE OF CLASS MEMBERS' CLAIMS AND DISMISSAL OF LAWSUIT.................................................

PART H:  INSTRUCTIONS FOR EXCLUDING YOURSELF FROM THE CLASS........................................................

PART I:  FAIRNESS HEARING, RIGHT TO OBJECT TO PROPOSED SETTLEMENT, AND THE RIGHT TO APPEAR.........................
                  1.       THE FAIRNESS HEARING....................................................................
                  2.       YOUR RIGHT TO OBJECT, AND INSTRUCTIONS
                           FOR OBJECTING...........................................................................
                  3.       YOUR RIGHT TO APPEAR....................................................................

PART J:  ATTORNEYS REPRESENTING THE SETTLEMENT CLASS...............................................................

PART K:  ATTORNEYS' FEES AND EXPENSES AND PLAINTIFFS' INCENTIVE AWARDS.............................................

PART L:  RIGHT TO TERMINATE THE PROPOSED SETTLEMENT................................................................

PART M:  PRELIMINARY AND PERMANENT INJUNCTION, AND EFFECT ON PENDING AND FUTURE LAWSUITS, ARBITRATIONS AND OTHER
         PROCEEDINGS...............................................................................................

PART N:  HOW TO GET ADDITIONAL INFORMATION.........................................................................

APPENDIX A:                RELEASE AND WAIVER

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                   PART A: WHY YOU HAVE RECEIVED THIS NOTICE

Why did I receive this Notice?

         You received this Notice because records indicate that you own or owned a permanent life insurance policy or annuity contract or certificate issued pursuant to an individual sale between January 1, 1982 and December 31, 1997, by Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, or Metropolitan Tower Life Insurance Company. (For ease of reading, this Notice refers to those companies collectively as the "Company" or "MetLife"). Thus you may be eligible for certain benefits through the proposed settlement of this class action lawsuit, which was brought on behalf of a class of policy and annuity owners against MetLife. Although the Court has not yet approved the proposed settlement, it has directed that this Notice be sent to you as a potential Class Member.

         YOU SHOULD READ THIS NOTICE CAREFULLY, BECAUSE IT EXPLAINS DECISIONS YOU MUST MAKE AND ACTIONS YOU MUST TAKE NOW. THOSE DECISIONS AND ACTIONS WILL AFFECT YOUR LEGAL RIGHTS AND ANY RELIEF YOU MAY BE ELIGIBLE TO RECEIVE UNDER THE PROPOSED SETTLEMENT.

         In return for resolving all claims involving the Policies and Annuities in the Class, the proposed settlement offers Class Members a choice between two types of relief: GENERAL RELIEF and CLAIM EVALUATION. In addition, certain Policy owners will receive DAC TAX RELIEF.

1. GENERAL RELIEF. General Relief is automatic and is available to all Class Members without requiring any showing that they were harmed in any way or that MetLife did anything wrong. Class Members who do not elect to participate in Claim Evaluation will automatically receive one of two free death benefits, which provide additional coverage for a period of up to 59 months as described below. YOU NEED NOT DO ANYTHING NOW IF YOU WANT THE GENERAL RELIEF.

General Relief is discussed at pages __-__ below and in a Fact Sheet accompanying this document.

2. CLAIM EVALUATION. In contrast with General Relief, Claim Evaluation requires participants to support their claim of wrongdoing. If you believe you were misled by misstatements or omissions of

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         material fact, or otherwise were harmed by wrongdoing in connection with your Policy or Annuity, you may elect to participate in Claim Evaluation. Claim Evaluation will evaluate the strength or weakness of your claim, and the relief awarded, if any, will be based upon that evaluation. TO PARTICIPATE IN CLAIM EVALUATION, YOU MUST RETURN THE ENCLOSED ELECTION FORM SO THAT IT IS RECEIVED NO LATER THAN NOVEMBER 2, 1999. If you do not return your Election Form on time, you will receive General Relief, but will be ineligible to participate in Claim Evaluation.

Claim Evaluation is discussed at pages __-__ below and in a Fact Sheet accompanying this document.

3. DAC TAX RELIEF. In addition to General Relief and Claim Evaluation, certain Policies will receive automatic relief, called "Deferred Acquisition Cost ("DAC") Tax Relief." This relief includes additional death benefit coverage for a period of up to 59 months, as described below. You do not have to do anything now to be eligible for DAC Tax Relief, and you do not have to choose between it and the other forms of relief.

DAC Tax Relief is discussed at pages __-__ below and in a Fact Sheet accompanying this document.

                        PART B: DESCRIPTION OF THE CLASS

Am I a member of the Class?

         In an Order dated August __, 1999, the Court preliminarily certified a Class for purposes of a settlement:

- Subject to certain exceptions noted below, the Class includes all persons and/or entities (such as companies or trusts) who have or had an ownership interest in any permanent life insurance policy or any deferred annuity contract or certificate issued at any time from January 1, 1982 through December 31, 1997 (the "Class Period") by MetLife in the United States pursuant to an individual sale. (For ease of reference, this Notice capitalizes life insurance Policies and Annuities that meet this definition.)

- You can be a member of this Class even if your Policy or Annuity is no longer in force, so long as you owned one or

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         more qualifying Policies or Annuities that were issued at any time during the Class Period.

         Notwithstanding the description above, the following persons or entities are not included in the proposed Class under any circumstances:

- any present or former MetLife employees, directors or sales representatives, or their spouses;

- an insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under Section 1035 of the Internal Revenue Code.

         In addition, the proposed Class does not include persons or entities (unless such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity) who have or had an ownership interest in Policies or Annuities that:

- they timely exclude from the Class in accordance with the steps described in Part H (pp. __-__) of this Notice; or

- resulted in an award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Insurance Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.); or

- were the subject of a release settling a claim or dispute and releasing MetLife from any further liability concerning such Policies or Annuities, provided that the release was signed by the person or entity while represented by an attorney; or

- were terminated because of the death of the insured, the annuity owner or the annuitant; or

- were not accepted or paid for by the customer, or were returned to MetLife as part of the exercise of a free look provision in the Policies or Annuities; or


-        were rescinded (a) as part of a reissue of a new Policy or Annuity, or
         (b) because of a material misrepresentation on the application for the particular Policy or Annuity, or (c) where the owner was

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         represented by counsel and the premiums and other monies paid were returned to the owner with interest; or

- make the owner a member of the class involving the allegedly improper sale of life insurance policies or annuities in certain European countries, which was certified on August 24, 1998, by the United States District Court for the Southern District of New York in Dornberger v. Metropolitan Life Insurance Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.); or

- were issued in connection with the Transamerica HomeFirst Reverse Mortgage Program.

IF YOU DO NOT UNDERSTAND WHETHER OR NOT YOU ARE A CLASS MEMBER, PLEASE CONTACT 1-800-843-4790 AND A REPRESENTATIVE WILL ASSIST YOU. (IF YOU USE TDD/TTY, SEE PAGE __.)

                      PART C: DECISIONS YOU MUST MAKE NOW

What do I need to do now?

         YOU MUST DECIDE NOW WHETHER YOU WANT TO REMAIN IN THE CLASS OR TO EXCLUDE YOURSELF FROM THE CLASS.

         If you remain in the Class, you have two additional choices to make now, as described below in Parts E and I (pp. __-__, __-__).

         IF YOU WANT TO BE EXCLUDED FROM THE CLASS, YOU MUST NOTIFY THE COURT AS DESCRIBED BELOW IN PART H (PP. __-__).

         IF YOU HAVE OR HAD AN OWNERSHIP INTEREST IN MORE THAN ONE POLICY OR ANNUITY COVERED BY THE CLASS DEFINITION, YOU MUST MAKE A SEPARATE DECISION FOR EACH POLICY OR ANNUITY.

         WHERE MORE THAN ONE PERSON HAS OR HAD AN OWNERSHIP INTEREST IN A POLICY OR ANNUITY, ALL OWNERS WILL BE PRESUMED TO BE ACTING JOINTLY. IF ONE OWNER EXCLUDES A PARTICULAR POLICY OR ANNUITY FROM THE CLASS, THEN ALL PERSONS WITH AN OWNERSHIP INTEREST IN THAT POLICY OR ANNUITY ARE BOUND BY THAT DECISION.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

1. IF YOU DECIDE TO REMAIN IN THE CLASS:

- You automatically will be eligible for GENERAL RELIEF if this settlement is approved. Alternatively, you will be eligible to apply for relief through CLAIM EVALUATION.

- YOU MUST DECIDE NOW WHICH SETTLEMENT BENEFIT YOU WANT TO RECEIVE. Your two options are described in Part E below and in the Fact Sheet accompanying this Notice.

- In addition to being eligible for General Relief and Claim Evaluation, if you have a qualifying Policy, you will receive the DAC TAX RELIEF, which is discussed below at pages __-__.

- YOU ALSO MAY OBJECT TO ANY ASPECT OF THE PROPOSED SETTLEMENT BY FILING A WRITTEN OBJECTION. The Court and the parties must RECEIVE your written objection NO LATER THAN NOVEMBER 2, 1999. If you want to speak at the Fairness Hearing, you also must file a Notice of Intention to Appear at the Fairness Hearing by that same date. The procedures for objecting and speaking at the Fairness Hearing are described in Part I (pp. __-__) below.

- If you remain in the Class, you will be bound by all Orders and judgments in this case, whether favorable or unfavorable. As is set forth in the Release annexed as Appendix A to this Notice, you will not be able to start, continue or otherwise participate in certain other claims, lawsuits or other proceedings against MetLife relating to any Policy or Annuity for which you choose to remain in the Class.

2. IF YOU DECIDE TO EXCLUDE YOURSELF FROM THE CLASS:

- YOU MUST SUBMIT A WRITTEN REQUEST TO EXCLUDE YOURSELF FROM THE CLASS, WHICH MUST BE RECEIVED NO LATER THAN NOVEMBER 2, 1999. The procedure for doing so is described at pages __-__ below.

If you exclude yourself from the Class with respect to a particular

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                                                                               9
Policy or Annuity:

- You will not be eligible for General Relief, Claim Evaluation, or DAC Tax Relief for that Policy or Annuity.

-        You will not be able to object to the proposed settlement.

- You will not be bound, for the purposes of the Policy or Annuity you opt out of the proposed settlement, by any Orders or judgments entered in this case if the proposed settlement is approved.

       PART D: DESCRIPTION OF THE LAWSUIT AND THE SETTLEMENT NEGOTIATIONS

What is this lawsuit about?

         This litigation involves numerous lawsuits against MetLife that were consolidated for pretrial purposes. All of the cases allege improper practices in the sale, servicing and administration of life insurance policies and annuities. Several of the cases initially were filed in the United States District Court for the Western District of Pennsylvania (the "Court"), and several others were transferred to the Court, which was designated by the Judicial Panel on Multidistrict Litigation as the pretrial forum for all federal cases involving similar claims against MetLife, whether filed as individual claims or as class actions.

         Many of the Plaintiffs styled their cases as "class actions," seeking relief not only for themselves, but for all similarly-situated policy or annuity owners. The Court consolidated many of these purported class actions into one case, which is referred to here as the "Action."

         The Action alleges that, from January 1, 1982 through December 31, 1997, MetLife made certain misrepresentations, failed to disclose certain facts and engaged in other wrongdoing in connection with the sale, servicing and administration of its products. MetLife vigorously disputes these allegations. The Action alleges, among other things, that MetLife:

         1. allegedly engaged in improper replacement, churning, or rollover of Policies and Annuities, and, for some Policies and Annuities that were registered securities, this conduct allegedly constituted a violation of Section 10(b) of the Securities Exchange Act;

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         2. allegedly misrepresented that a single payment or a limited number of premium payments would cover all out-of-pocket premiums due on certain Policies sold by the Company (i.e., that the premiums would "vanish"), when it knew or should have known that interest rates would fall and that the Policy would not be able to sustain the projected dividends or interest;

         Please note that, if you purchased a Policy based on a "vanishing premium" concept, and your original policy illustration was based on dividend scales, interest, policy credits and charges in effect at the time you bought your Policy, it is possible that additional out-of-pocket premiums may be required beyond those originally illustrated if dividend scales, interest, policy credits and charges remain at or fall below their present levels.

         3. allegedly misrepresented to its customers the nonguaranteed elements of the Policies, including how those nonguaranteed elements would perform into the future;

         4. allegedly misrepresented or failed adequately to disclose the nature, quality, suitability or benefits of Policies sold, including whether the Policies were life insurance;

         5. allegedly improperly increased the cost of insurance in connection with a change in the tax laws;

         6. allegedly improperly marketed and sold deferred annuities for funding qualified plans, such as an Individual Retirement Account ("IRA") or a 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax deferred.

How does MetLife respond to these allegations?

         MetLife denies all of the Plaintiffs' allegations of wrongdoing. MetLife believes that its marketing, sales, servicing and administrative practices are -- and always have been -- designed to match consumers' needs with appropriate products and to inform customers about the operation and features of those products.

         MetLife also contends that (i) this lawsuit is about Policy and Annuity owners' disappointed expectations resulting from economic changes over which neither MetLife nor its customers had any control;

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

(ii) MetLife consistently provided excellent value and customer service to its Policy and Annuity owners and fully lived up to its obligations as spelled out in the Policies and Annuities; and (iii) the claims asserted in the Complaint are barred by the express language of the Policies and Annuities, and by applicable law, including statutes of limitations and repose.

How much did the parties know about the lawsuit when they negotiated the settlement?

         The parties negotiated the proposed settlement with an understanding of the factual and legal issues that would affect the outcome of this Action. During the course of the lawsuit, Plaintiffs, through their attorneys, thoroughly examined and investigated the facts and law relating to the issues in this case. Plaintiffs' factual investigation included pre- and post-complaint factfinding, review of approximately 4,000,000 pages of documents from MetLife's files, sworn depositions of MetLife officers and employees, and consultations with various experts.

         The Plaintiffs and MetLife believe the final outcome of the lawsuit, if it were to proceed through trial and appeals, is uncertain. MetLife filed many substantive motions in this Action, and the parties had mixed results on the facts and the law. The parties extensively briefed MetLife's motion to dismiss the complaint, and the Court granted the motion in part and denied it in part. MetLife also moved for summary judgment, and those motions were extensively briefed and argued. The Court granted some of MetLife's motions and denied others.

         Based on their evaluation of the facts and law, MetLife, the Plaintiffs and their attorneys have determined that this proposed settlement is fair, reasonable and adequate. They have reached this conclusion based on the substantial benefits the proposed settlement provides Class Members, the risks, uncertainties and costs inherent in this litigation, and the desirability of providing benefits to Class Members promptly, rather than continuing this protracted litigation.

         The Court has not determined the merits of the claims or defenses in this Action, and it will not do so if it approves the proposed settlement. The proposed settlement does not suggest that MetLife has or has not done anything wrong, or that Plaintiffs and the Class would or would not win their case if it were to go to trial.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                PART E: THE BENEFITS OF THE PROPOSED SETTLEMENT

What benefits are available under the proposed settlement?

         If you decide to remain in the Class, and if the Court approves the proposed settlement, you may be eligible to receive one or more forms of relief for each of your Policies or Annuities. The specific benefits for which you are eligible depend on several factors, which are explained further below. You do not have to give up your Policy or Annuity to receive benefits under the proposed settlement.

         ENCLOSED WITH THIS NOTICE IS A STATEMENT OF ELIGIBILITY FOR EACH POLICY OR ANNUITY IN THE CLASS, WHICH IDENTIFIES THE BENEFITS YOU ARE ELIGIBLE TO RECEIVE. PLEASE CONSULT YOUR STATEMENT OF ELIGIBILITY AS YOU REVIEW THE BENEFITS DESCRIBED BELOW. IF YOU STILL ARE NOT SURE ABOUT YOUR ELIGIBILITY FOR PROPOSED SETTLEMENT BENEFITS, PLEASE CALL 1-800-843-4790 (OR, IF YOU USE TDD/TTY, SEE PAGE __) FOR ASSISTANCE.

         There are three categories of benefits available under the proposed settlement: General Relief, Claim Evaluation and DAC Tax Relief. General Relief is available to all Class Members without requiring any showing that MetLife did anything wrong. Claim Evaluation, in contrast, requires participants to complete and sign a form, under penalty of perjury, explaining how they were misled or otherwise harmed and to submit whatever documents or other evidence they have that relate to the claim. DAC Tax Relief is available automatically to owners of certain qualifying Policies.

Do I need to elect benefits now?

IF YOU DECIDE TO REMAIN IN THE CLASS, YOU MUST, FOR EACH POLICY OR ANNUITY YOU DECIDE TO KEEP IN THE CLASS, CHOOSE NOW BETWEEN GENERAL RELIEF AND CLAIM EVALUATION.

- If you choose General Relief, you do not need to do anything now. You will receive the General Relief automatically if the Court approves the proposed settlement.

- If, in lieu of General Relief, you want to participate in Claim Evaluation, you must make this choice now, and submit an Election Form that is RECEIVED no later than November 2, 1999, as described in Part
         E.2 (p. __). You cannot receive both the General Relief and Claim
         Evalua-

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         tion for any single Policy or Annuity.

- If you are eligible for DAC Tax Relief, you will receive it regardless of whether you elect Claim Evaluation.

What if I'm not the only one with an ownership interest?

         There will be only one award of relief per Policy or Annuity. Where more than one person or entity has an ownership interest in a Policy or Annuity, all owners will be presumed to be acting jointly when exercising their rights under the proposed settlement. If one such person excludes the Policy or Annuity from the Class, all others with ownership interests in that Policy or Annuity will be bound by that decision.

When will benefits become available under the proposed settlement?

         Benefits will become available under the proposed settlement only if and when two things happen. First, the Court must approve the proposed settlement. The Court will grant its approval only if it finds that the proposed settlement is fair, reasonable and adequate and that this Action meets all of the legal requirements of a class action. Second, the Court's approval of the settlement must become final and no longer be subject to appeal. No one can say with certainty if or when these events will occur.

         Please note: You will not be eligible for any relief under this settlement, nor will you release any claims, if the Court does not approve the proposed settlement, or if one of the parties terminates the settlement.

         1.  GENERAL RELIEF

What is General Relief?

         If you do not elect Claim Evaluation and do not exclude yourself from the Class with respect to a Policy or Annuity, you automatically will be entitled to the General Relief for which that Policy or Annuity is eligible. The General Relief consists of two separate types of death benefits, which will be provided at no cost to Class Members: the SETTLEMENT DEATH BENEFIT for Policies and the ACCIDENTAL DEATH BENEFIT for Annuities. These benefits are of limited duration, as described below, and will begin on a date set by MetLife within 30 days of the final approval of the settlement. As a condition to receiving payment of the death benefit, the Payee must submit to MetLife due proof of the death (or accidental death, where applicable) of the Measuring Life, as that term is defined below, during the coverage period.

How much is the General Relief worth to the Class?

         The actuarial experts retained by the parties estimate that the Class will receive a total value of $778 million from the General Relief, based

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

on comparable insurance rates. The actuarial experts estimate the aggregate value to the Class of the Settlement Death Benefit to be $770 million, and the aggregate value to the Class of the Accidental Death Benefit to be $8 million.

What is the Settlement Death Benefit?

a. THE SETTLEMENT DEATH BENEFIT: The Settlement Death Benefit provides, for a limited time, a death benefit payable upon MetLife's receipt of due proof of the death within the prescribed period of the person who is the Measuring Life as described below. This death benefit will be provided free of charge. It applies only to Class Members who own or owned a Policy, not an Annuity.

         - Amount and Duration of Benefit. As described in more detail in the accompanying Fact Sheet, the amount and duration of the Settlement Death Benefit will depend on the amount of coverage under your Policy, the age of the Measuring Life on the date the settlement is implemented, and when and whether your Policy is in force or terminated.

         - Payee. The person who will be paid the Settlement Death Benefit is called the "Payee." The Payee will automatically be the Class Member, although there are procedures for you to change the Payee, if you wish.

         - Measuring Life. The Settlement Death Benefit will be paid if a person called the "Measuring Life" dies during the period that the benefit is in effect and the Payee gives MetLife due proof of that death. The Measuring Life will be the person whose life is insured under the Policy that makes you eligible for relief (or whose life was insured when the Policy terminated).

         -        Changing the Measuring Life or Payee:

                  - You MUST change the MEASURING LIFE for the Settlement Death Benefit if you are a Class Member and the person insured under the Policy is no longer alive as of the date the settlement is implemented. You must do so before the settlement is implemented or, if the timing of the Measuring Life's death makes that impossible, within 30 days of the

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                           date of death of the Measuring Life. You may designate as a replacement your spouse, parent or child, or any other person in whom you have an insurable interest. This person will be subject to Simplified Underwriting.

                  - You also MAY change the PAYEE for the Settlement Death Benefit at any time before the death of the Measuring Life. You should change the Payee if he or she dies before the date the settlement is implemented or during the coverage period.

                  To designate someone else as the Measuring Life or the Payee under the Settlement Death Benefit, please return the enclosed Designation Form to:

                  MetLife Class Action Information Center
                  P.O. Box 1564
                  Faribault, Minnesota 55021-1564
                  Re: Designation Form

What is the Accidental Death Benefit?

b. THE ACCIDENTAL DEATH BENEFIT: The Accidental Death Benefit provides, for a limited time, a death benefit payable upon MetLife's receipt of due proof of the accidental death within the prescribed period of the Measuring Life, as that term is described above. This death benefit will be provided free of charge. The Accidental Death Benefit applies only to those Class Members who own or owned an Annuity, not a Policy.

         - Amount and Duration of Benefit. As described in more detail in the accompanying Fact Sheet, the Accidental Death Benefit will provide to the Payee a payment of up to $5,500 upon MetLife's receipt of due proof of the accidental death, as defined in the Benefit Voucher, of the Measuring Life within the prescribed period. (The amount of the Accidental Death Benefit is based on the account value of the Annuity according to MetLife's records, as set forth in the Stipulation of Settlement. If the Annuity has terminated, the account value will be measured as of the date of termination.) The Accidental Death Benefit will have a duration of 3 years, after which it will expire.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         - Payee and Measuring Life. The person who will be paid the Accidental Death Benefit is the "Payee," which will be the Class Member. The "Measuring Life" for purposes of the Accidental Death Benefit is the annuitant.

         - Changing the Measuring Life or Payee. You MUST change the MEASURING LIFE for the Accidental Death Benefit if you are a Class Member and the Measuring Life is no longer alive as of the date the settlement is implemented. You may do so at any time before the date the settlement is implemented or, if the timing of the Measuring Life's death makes that impossible, within 30 days of the date of death of the Measuring Life. You also MAY change the PAYEE at any time before the death of the Measuring Life. You should change the Payee if he or she dies before the date the settlement is implemented or during the coverage period. To change the Measuring Life or Payee for your Accidental Death Benefit, please use the procedure outlined above for the Settlement Death Benefit.

         2.  CLAIM EVALUATION

What is Claim Evaluation?

         If you believe you were misled by a misstatement or omission of material information, or were otherwise harmed by wrongdoing in connection with your Policy or Annuity, you may elect to submit your claim to Claim Evaluation under the proposed settlement instead of automatically receiving General Relief. Claim Evaluation is provided at no cost to you.

         In Claim Evaluation, the relief awarded can range from none at all to relief designed to redress any loss that may have resulted from the alleged wrongdoing, based on the particular facts of your claim as evidenced by your written description of your claim and any other documents or other materials you submit, as well as the documents and information that MetLife will assemble about your Policy or Annuity.

         Under the proposed settlement, Claim Evaluation has three separate procedures by which a claim can be evaluated: (i) the CLAIM REVIEW PROCESS, (ii) the "PART 8" ALTERNATIVE DISPUTE RESOLUTION (OR "ADR") PROCESS, and (iii) the "PART 9" ARBITRATION PROCESS.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         Most claims will fit within the Claim Review Process categories described below. For these claims, a Claim Evaluator appointed by Co-Lead Counsel for Plaintiffs will review the claims and award relief based on criteria agreed upon by the parties and approved by the Court. All relief awarded in the Claim Review Process will come from a fund, called the "CRP Total Fund," established by MetLife.

         The Part 8 ADR Process will address those claims that arise out of or relate to your Policies or Annuities that are not specifically identified in the Claim Review Process or the Part 9 Arbitration Process. In addition, the Part 8 ADR Process will address claims relating to your Policy or Annuity that are not released in the Release contained in the Appendix to this Notice. Finally, the
Part 8 ADR Process also will allow you to address claims relating to or arising out of the servicing or administration of your Policies or Annuities after you bought them, if you did not discover those claims until after November 2, 1999, and you could not have learned of them before that date, even if you had used reasonable care.

         In the Part 8 ADR Process, these claims will be evaluated by MetLife in the first instance. After its review, MetLife will recommend what relief, if any, you should receive. You may accept that recommendation or, if you prefer, appeal to an arbitrator chosen by Co-Lead Counsel for Plaintiffs from a list of arbitrators compiled by an independent organization and agreed upon by the parties. In evaluating your claim, both MetLife and the arbitrator will use criteria agreed upon by the parties. MetLife will pay any awards made under the
Part 8 ADR Process from separate funds, not from the CRP Total Fund for the Claim Review Process. If your Part 8 Claim is filed within one year of the date the settlement is implemented and is otherwise timely, MetLife also will pay an amount equal to 20% of any award as an offset against your attorneys' fees and expenses for your Part 8 claim if you are represented by an attorney.

         The Part 9 Arbitration Process will address certain tax deferred annuity misrepresentation claims described below. Under this process, MetLife will have an opportunity to review your claim and recommend relief, if any. You will be provided, at no cost to you, with an attorney - chosen by Co-Lead Counsel for Plaintiffs and paid for by MetLife - who will assist you in deciding whether to accept MetLife's recommendation or, if you choose, appealing to an arbitrator chosen by Co-Lead Counsel from a list compiled by an independent organization and agreed upon by

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

Co-Lead Counsel and MetLife. All awards of relief under the Part 9 Arbitration Process will be paid by MetLife from separate funds, not from the CRP Total Fund for the Claim Review Process.

How much is Claim Evaluation worth to the Class?

         The Claim Review Process consists of two discrete funds that, when combined, form a CRP Total Fund with a total value to the Class of approximately $690 million. The CRP Total Fund is comprised of: (1) a $300 million fund, payable as Policy or Annuity adjustments or, in certain circumstances, in cash, and (2) a death benefit fund that is expected to provide an aggregate value to the Class of $390 million, based on comparable insurance rates on the open market. The parties' actuarial experts have estimated that the CRP Total Fund will be sufficient to provide all expected participants in the Claim Review Process with the relief to which they are entitled under the settlement.

         If the value of the relief awarded through the Claim Review Process is less than the CRP Total Fund, the remaining amount will be distributed to the Class through increases to the General Relief and to Claim Review Process awards. If the value of the relief awarded through the Claim Review Process is greater than the CRP Total Fund, the difference will be shared proportionally among successful Claim Review Process claimants.

         The relief available under the Part 8 and Part 9 processes is in addition to the amount of the proposed settlement, including the CRP Total Fund. It will be paid by MetLife out of its own funds.

What's the deadline for electing Claim Evaluation?

         - Choosing Claim Evaluation. To elect Claim Evaluation, YOU MUST RETURN THE ENCLOSED ELECTION FORM SO THAT IT IS RECEIVED BY NOVEMBER 2, 1999, except for those Part 8 ADR Process Claims of which you are unaware. If you do not return your Election Form so that it is received by November 2, 1999, you cannot participate in Claim Evaluation. Instead, you will automatically receive the General Relief for which you are eligible.

Do I have to establish my claim now?

         - Filing a Claim. At this point, you do not need to file your claim. You only have to return the Election Form to state your intention to participate in Claim Evaluation.

                  - If you timely submit an Election Form, MetLife will send you a Claim Form later -- after the Court has

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                           finally approved the settlement and all appeals have been exhausted.

                  - When you receive the Claim Form, you must fill it out completely and attach all documents you have that relate to the Policy or Annuity or your claim. You may also, but need not, submit sworn statements or other information to support your claim.

                  - If, after you receive a Claim Form, you decide you do not want to participate in Claim Evaluation or if you fail to file the Claim Form on time, you no longer will be eligible for Claim Evaluation. Instead, you will automatically receive the General Relief for which you are eligible.


                          a.  THE CLAIM REVIEW PROCESS

What types of claims does the Claim Evaluator decide in the Claim Review
Process?

         Under the Claim Review Process, the Claim Evaluator will review, score and, as appropriate, compensate the following claims from the CRP Total Fund:

Replacement Claims: Any claim that, at the time you bought your Policy or Annuity, MetLife or its sales representatives misrepresented to you the advantages, disadvantages or financial impact of using the cash or account value, dividends or interest from an existing policy or annuity - whether issued by MetLife or by any other company - to purchase a new MetLife Policy or Annuity.

Accelerated Payment or Vanishing Premium Claims: Any claim that MetLife or its sales representatives misrepresented to you that you would only have to pay a single or fixed number of premium payments on a Policy, that you would not have to pay additional premium payments out of pocket after a specified date or number of payments, or that MetLife would issue a "fully paid up" or "paid up" Policy for the originally illustrated face amount of insurance without any further premium payments after a specified number of years.

Performance Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives misrepresented to you that the cash or

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

account value in your Policy would not be less than illustrated or would be maintained at a specific level over the life of the Policy, or that the dividends, interest crediting rates, or policy credits would never fall below certain levels or that charges would never rise above certain levels.

Savings and Retirement Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives made misrepresentations: (1) that the product you were purchasing was a savings, investment or retirement plan, without adequately disclosing to you that the product was a life insurance policy, or (2) about the relative appropriateness of using life insurance solely to meet your savings and retirement goals, or (3) about the nature of the Policy by characterizing its premiums as "deposits," "contributions," or "outlays," or calling the Policy's values "savings," "capital," a "retirement account," a "money accumulation account" or a similar investment terminology.

         Note: Persons or entities who were members of the class in Horton v. Metropolitan Life Insurance Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.) with respect to a particular Policy, but who did not receive relief therein may be Class Members in this Action, but they may not receive relief in the Claim Review Process for Savings and Retirement claims based on that particular Policy. They may, however, submit other claims to the Claim Review Process.

Other Marketing Claims: For Policies, this is any claim not defined above that is based on alleged misrepresentations made in the marketing or sale of the Policy. For Annuities, this is a claim, if any exists, that is raised by the Complaint or Amended Complaint in the Action and is not a Replacement Claim or a Tax Deferred Annuity Misrepresentation Claim, as discussed below in subsection c.

         Please Note: For any claim fitting within the Claim Review Process, you must elect Claim Evaluation by November 2, 1999, and you must file your claim within 60 days of receiving the Claim Form from MetLife. Claim Forms will not be mailed until after the settlement has been approved and all appeals, if any, are concluded.

         Please see the Fact Sheet for additional details.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                           b.  THE PART 8 ADR PROCESS

What types of claims are evaluated in the Part 8 ADR Process?

         All claims by Class Members that are not within the categories of the Claim Review Process and are not subject to the Part 9 Arbitration Process will be reviewed and awarded relief in the Part 8 Alternative Dispute Resolution Process. If you remain in the Class and later assert against MetLife a claim related to your Policy or Annuity that is not released in the Release annexed as an appendix to this Notice, MetLife may require you to resolve your claim in the
Part 8 ADR Process. In addition, the Part 8 ADR Process also will allow you to address claims relating to or arising out of the servicing and administration of your Policy or Annuity after you bought it, if you did not discover those claims prior to November 2, 1999, and you could not have learned of them before that date, even if you had used reasonable care. Finally, you and MetLife may agree to resolve in the Part 8 ADR Process any claims relating to your Policy or Annuity that arise in the future.

         All claims in the Part 8 ADR Process will be scored using criteria agreed to by MetLife and Co-Lead Counsel for Plaintiffs. MetLife will have the opportunity to review your claim and recommend relief using these criteria. If you reject its recommendation, you may appeal to an arbitrator who will be appointed by Co-Lead Counsel for Plaintiffs from a list of arbitrators compiled by an independent organization and approved by MetLife and Co-Lead Counsel for Plaintiffs. The arbitrator will then use these same criteria to evaluate your claim and award relief. The arbitrator's decision will be final and not appealable.

         All awards of relief for Part 8 ADR Claims will be paid by MetLife and will not be drawn from the CRP Total Fund used to compensate claimants in the Claim Review Process. In addition, if a Part 8 Claim is filed within one year of the date the settlement is implemented and is otherwise timely, MetLife will pay an amount equal to 20% of any award as an offset for the fees and expenses of the attorney, if any, who represents a Class Member in the process.

         Please see the Fact Sheet for additional details.

                       c.  THE PART 9 ARBITRATION PROCESS

What types of claims are evaluated in the Part 9 Arbitration Process?

         The Part 9 Arbitration Process will be used to decide any claim

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

that, at the time you bought your Annuity, MetLife allegedly improperly marketed and sold you a deferred annuity for funding a qualified plan, such as an Individual Retirement Account ("IRA") or 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax deferred.

         MetLife will have the opportunity to review your claim and recommend relief, if any. In deciding whether to accept the recommended relief, you may consult with an attorney selected by Co-Lead Counsel for Plaintiffs. If you reject the recommended relief, you will have the opportunity to pursue arbitration.

         For this process, you will receive -- at no cost to you -- the assistance of an attorney, called the "Claimant Representative," who will be appointed by Co-Lead Counsel for Plaintiffs. The Claimant Representative will assist you in evaluating any relief offered by MetLife. In addition, if you choose to reject MetLife's recommended relief, the Claimant Representative will represent you in an arbitration held before a single arbitrator chosen by Co-Lead Counsel for Plaintiffs from a list of arbitrators provided by an independent organization and agreed upon by MetLife and Co-Lead Counsel for Plaintiffs.

         Under this process, MetLife cannot assert technical legal defenses, such as the statute of limitations and the parol evidence rule, but it can assert factual defenses. Claimants cannot seek punitive damages. The arbitrator's decision will be final and unappealable.

         All awards of relief in the Part 9 Arbitration Process will be paid by MetLife and will not be drawn from the CRP Total Fund used to compensate claimants in the Claim Review Process.

         Please Note: For any claim fitting within the Part 9 Arbitration Process, you must elect Claim Evaluation by November 2, 1999, and you must file your claim within 60 days of receiving the Claim Form from MetLife. Claim Forms will not be mailed until after the settlement has been approved and all appeals, if any, are concluded.

         Please see the Fact Sheet for additional details.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         3.  DAC TAX RELIEF

What is DAC Tax Relief?

         Regardless of whether you elect Claim Evaluation or receive the General Relief, you will still be eligible to receive the DAC Tax Relief if the Policy making you a Class Member is a specific type of Policy. You can determine whether you are eligible for DAC Tax Relief by looking at the enclosed Benefit Voucher. The DAC Tax Relief provides death benefit coverage for a limited time. If your Policy qualifies, you will receive a death benefit payable upon MetLife's receipt of due proof of the death of the Measuring Life within the prescribed period. This death benefit will be provided free of charge.

How much is the DAC Tax Relief worth to the Class?

         The actuarial experts retained by the parties estimate that the Class will receive a total value of $ 40.3 million from the death benefit provided as DAC Tax Relief, based on comparable insurance rates on the open market. In addition, as of a date no later than 30 days after the date the settlement is implemented, MetLife will not include the costs associated with the DAC Tax as part of the cost of insurance charge or other charge or expense on the Policies described above if the costs associated with the DAC Tax are currently included in the cost of insurance charges for those Policies. The actuarial experts retained by the parties estimate that this commitment has a present value to the Class of $136.9 million.

How does the DAC Tax Relief work?

         - Amount and Duration of Benefit. As described in more detail in the accompanying Fact Sheet, the amount and duration of the DAC Tax Relief that an eligible Class Member may receive for each eligible Policy will depend on (i) the age of the Measuring Life as of the date the settlement is implemented,
                  (ii) the amount of coverage under your Policy, and (iii) whether and when the Policy terminated.

         - Payee. The person who will receive the payment of any death benefit under the DAC Tax Relief is called the "Payee." The Payee will automatically be the Class Member, although there are procedures for you to change the Payee, if you wish.

         - Measuring Life. The DAC Tax Relief will be paid if the Measuring Life dies during the period that the benefit is in effect and the Payee submits due proof of that death to

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                  MetLife. The Measuring Life will be the person whose life is insured under the Policy that makes you eligible for relief (or whose life was insured when the Policy terminated).

         - Changing the Measuring Life or Payee: You MUST change the MEASURING LIFE if you are in the Class and the Measuring Life is no longer alive as of the date the settlement is implemented. You may do so at any time before the date the settlement is implemented or, if the timing of the Measuring Life's death makes that impossible, within 30 days of the date of death of the Measuring Life. You also MAY change the PAYEE at any time before the death of the Measuring Life. You should change the Payee if he or she dies before the date the settlement is implemented or during the coverage period. To change the Measuring Life or Payee for your Accidental Death Benefit, please use the procedure outlined above for the Settlement Death Benefit.


                        PART F:  INCOME TAX CONSEQUENCES

Will the settlement have tax consequences for me?

         Your receipt of benefits under the proposed settlement could have tax consequences for you. Those tax consequences may vary, depending on your individual circumstances. Accordingly, Co-Lead Counsel for Plaintiffs, MetLife and the representatives at the toll-free telephone numbers listed in this Notice CANNOT advise you about the tax consequences of receiving settlement relief in your particular circumstances.

         You should consult your own tax advisor to determine any Federal, state, local or foreign tax consequences that could result from accepting or pursuing any form of relief under the proposed settlement. Where appropriate, the Company will report any taxable amount on an IRS Form 1099 that will be sent to you and the IRS.


       PART G:  RELEASE OF CLASS MEMBERS' CLAIMS AND DISMISSAL OF LAWSUIT

What will happen to any claims I have against MetLife if I do not request exclusion from the Class?

         If the Court approves the proposed settlement, you must release (give up) all claims that have been or could have been asserted in this lawsuit, as set forth in the Release attached as Appendix A, and the case will be dismissed on the merits and with prejudice. IF YOU REMAIN IN THE CLASS WITH RESPECT TO A POLICY OR ANNUITY AND ACCEPT THE BENEFITS OF THE

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

SETTLEMENT, YOU MAY NOT ASSERT ANY OF THOSE CLAIMS IN ANY OTHER LAWSUIT OR PROCEEDING WITH RESPECT TO THAT POLICY OR ANNUITY, INCLUDING ANY OTHER LAWSUIT OR PROCEEDING ALREADY IN PROGRESS.

         IN ADDITION, IN EXCHANGE FOR THE BENEFITS PROVIDED UNDER THE PROPOSED SETTLEMENT, YOU MUST RELEASE METLIFE, ITS PARENTS, PREDECESSORS AND SUBSIDIARIES, AND OTHERS (INCLUDING METLIFE'S SALES REPRESENTATIVES, AGENTS AND BROKERS) FROM LIABILITY FOR CERTAIN KNOWN AND UNKNOWN CLAIMS RELATING TO THE POLICIES OR ANNUITIES INVOLVED IN THE SETTLEMENT, INCLUDING ANY CLAIMS FOR COMPENSATORY, EXEMPLARY OR PUNITIVE DAMAGES.

         However, if after November 2, 1999, you discover any claims relating to the servicing and administration of your Policy, you may submit those claims to a separate process established by the proposed settlement. MetLife also may require you to use that process to resolve certain other claims relating to your Policy or Annuity. For further information, see the accompanying Fact Sheet.

         THE RELEASE IS A CRITICAL ELEMENT OF THE PROPOSED SETTLEMENT. FOR THAT REASON, IT HAS BEEN REPRINTED WORD-FOR-WORD IN APPENDIX A TO THIS NOTICE. YOU SHOULD READ THE RELEASE CAREFULLY, BECAUSE IT WILL AFFECT YOUR RIGHTS IF YOU REMAIN IN THE CLASS.

         THE SETTLEMENT OF THIS LAWSUIT DOES NOT CHANGE ANY OF YOUR CONTRACTUAL RIGHTS UNDER THE EXPRESS TERMS OF YOUR EXISTING POLICY OR ANNUITY. YOU WILL STILL BE ABLE TO MAKE A CLAIM FOR ANY BENEFITS THAT MAY BE PAYABLE UNDER THE EXPRESS TERMS OF YOUR POLICY OR ANNUITY.

             PART H:  INSTRUCTIONS FOR EXCLUDING YOURSELF FROM THE
                      CLASS

How do I ask to be excluded from the Class?

         If you do not want to participate in the settlement for any particular Policy or Annuity, you must ask for that Policy or Annuity to be excluded from the Class to avoid being bound by the settlement and any Judgment in this Action. To request exclusion from the Class, you must mail a written request so that it is RECEIVED by November 2, 1999, at this address:

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                                         MetLife Class Action Information Center
                                         P.O. Box 1564
                                         Faribault, Minnesota 55021-1564
                                         Re:  Exclusion from the Class

         Your request for exclusion must state the following information:

         (1)      your name, address and telephone number;

         (2) the Policy or Annuity number(s) for which you are requesting exclusion;

         (3) a statement that you want to be excluded from the Class as to each Policy or Annuity listed;

         (4)      your signature; and

         (5) the case name and number (In re Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091).

         PLEASE BE SURE TO WRITE THE WORDS "EXCLUSION REQUEST" ON THE LOWER LEFT-HAND CORNER OF THE FRONT OF THE ENVELOPE.

         If you own or owned more than one Policy or Annuity affected by the proposed settlement, you may choose to remain a Class Member as to some Policies or Annuities and exclude yourself from the Class as to other Policies or Annuities.

         If a Class Member excludes himself or herself from the Class with respect to a particular Policy or Annuity, then all other Class Members who have or had an ownership interest in that particular Policy or Annuity are automatically excluded from the Class as well. The identity of any additional owners, as reflected in MetLife's records, is shown on the enclosed Statement of Eligibility.

What are the consequences of excluding myself from the Class?

         IF YOU REQUEST EXCLUSION FROM THE CLASS:

         -        YOU WILL NOT BE ELIGIBLE FOR ANY OF THE SETTLEMENT BENEFITS;
                  AND

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                                                                              27

         -        YOU WILL NOT BE ALLOWED TO OBJECT TO THE TERMS OF THE
                  SETTLEMENT; AND

         -        YOU WILL NOT BE BOUND BY ANY SUBSEQUENT RULINGS ENTERED IN
                  THIS CASE.

         REMEMBER: YOUR REQUEST FOR EXCLUSION MUST BE RECEIVED NO LATER THAN NOVEMBER 2, 1999. OTHERWISE, YOUR REQUEST WILL BE LATE AND INVALID.

         IF YOUR EXCLUSION REQUEST IS RECEIVED AFTER NOVEMBER 2, 1999:

         - YOU WILL REMAIN A MEMBER OF THE CLASS, AND YOU WILL BE BOUND BY THE SETTLEMENT AND BY ALL ORDERS AND JUDGMENTS IN THIS LAWSUIT; AND

         - YOU WILL NOT BE ABLE TO FILE, PARTICIPATE IN OR CONTINUE ANY OTHER LAWSUIT OR PROCEEDING BASED ON OR RELATING TO THE CLAIMS, CAUSES OF ACTION, FACTS OR CIRCUMSTANCES OF THIS CASE.

         Even if you already have a pending claim, lawsuit or other proceeding against MetLife relating to a Policy or Annuity, you still must submit a written request for exclusion for that Policy or Annuity -- so that it is RECEIVED by November 2, 1999 --if you want to exclude yourself from the Class. Otherwise, you will be bound by all Orders and Judgments in this case, and your other proceeding(s) may be barred. If you have a pending claim, lawsuit or proceeding against MetLife, be sure to show this Notice to your attorney.

       PART I:  FAIRNESS HEARING, RIGHT TO OBJECT TO PROPOSED SETTLEMENT,
                            AND THE RIGHT TO APPEAR

         1.       THE FAIRNESS HEARING

When will the Court decide whether to approve the proposed settlement?

         On December 2, 1999, at 10 a.m., the Court will hold a Fairness Hearing to consider whether to grant final certification to the Class for

  QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

settlement purposes, and whether to approve the proposed settlement as fair, reasonable and adequate. The Court also will determine the amount of attorneys' fees and expenses to be awarded to Co-Lead Counsel for Plaintiffs and may be asked to approve incentive awards for certain plaintiffs who have acted as class representatives in this Action or other actions. The hearing will be held at the United States District Court for the Western District of Pennsylvania, U.S. Post Office and Courthouse, 7th Avenue and Grant Street, Pittsburgh, Pennsylvania, in Courtroom 5 on the 6th Floor.

         If you have not asked to be excluded from the Class, you may object to any aspect of the proposed settlement, as discussed below. You also may appear at the Fairness Hearing to present your objections, although you are not required to do so. Please note that the Court has the right to change the hearing date, time or location without further notice. If you are planning to attend the hearing, you should confirm the date, time and location before going to the Court.

         2.       YOUR RIGHT TO OBJECT, AND INSTRUCTIONS FOR OBJECTING

How can I object to the proposed settlement?

         You must remain a member of the Class in order to object to any aspect of the proposed settlement, including final certification of a settlement class, the fairness of the proposed settlement, the adequacy of the Class's representation by Plaintiffs and Co-Lead Counsel for Plaintiffs, the award of incentive payments to Plaintiffs, and the award of attorneys' fees and expenses to Co-Lead Counsel for Plaintiffs. Any objections must be presented in writing and must be RECEIVED by the Court and the parties no later than November 2, 1999.

         Your written objection must include:

         (1)      your name, address and telephone number;

         (2) your Policy or Annuity number(s) (which you can find on the Statement(s) of Eligibility enclosed with this Notice);

         (3) a statement of your objection(s), and any supporting evidence you wish to introduce; and

         (4) the case name and number (In re Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091).

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         NO LATER THAN NOVEMBER 2, 1999, YOU MUST FILE YOUR WRITTEN OBJECTIONS WITH THE CLERK OF THE COURT, which you may do by sending them to the following address:

                  Clerk of the Court
                  United States District Court
                     for the Western District of Pennsylvania
                  U.S. Post Office and Courthouse
                  7th Avenue and Grant Street
                  Pittsburgh, Pennsylvania 15219

                  Re:  In re Metropolitan Life Insurance Company
                  Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091

         YOU ALSO MUST MAIL COPIES OF THOSE MATERIALS TO THE ATTORNEYS FOR PLAINTIFFS AND METLIFE SO THAT THEY ARE RECEIVED BY NOVEMBER 2, 1999 AT EACH OF THESE ADDRESSES:

                  Melvyn I. Weiss, Esq.
                  Brad N. Friedman, Esq.
                  Milberg Weiss Bershad Hynes & Lerach LLP
                  One Pennsylvania Plaza
                  New York, New York 10019

                  Howard A. Specter, Esq.
                  David J. Manogue, Esq.
                  Specter Specter Evans & Manogue, P.C.
                  26th Floor, Koppers Building
                  Pittsburgh, PA  15219

                  Sheila L. Birnbaum, Esq.
                  Irene A. Sullivan, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  919 Third Avenue
                  New York, New York 10022

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                  Andrew T. Berry, Esq.
                  B. John Pendleton, Jr., Esq.
                  McCarter & English, LLP
                  4 Gateway Center
                  100 Mulberry Street
                  Newark, New Jersey 07102

THE COURT WILL NOT CONSIDER ANY OBJECTIONS RECEIVED AFTER NOVEMBER 2, 1999. LATE OBJECTIONS WILL BE DEEMED TO HAVE BEEN GIVEN UP OR WAIVED.

         If you file your objections on time and the Court overrules them, you still will be eligible for relief under the settlement.

         3.       YOUR RIGHT TO APPEAR

Can I appear at the Fairness Hearing?

         If you file and serve a timely written objection as described above, you may -- but are not required to -- attend the Fairness Hearing, either in person or through an attorney paid by you. You or your attorney may appear at the hearing to object to any aspect of the proposed settlement, including final certification of a settlement class, the fairness of the proposed settlement, the adequacy of the Class's representation by Plaintiffs and Co-Lead Counsel for Plaintiffs, the award of attorneys' fees and expenses, and the possible award of up to $2,500 per person to certain plaintiffs.

         If you or your attorney intend to appear at the Fairness Hearing, you or your attorney must file a Notice of Intention to Appear with the Clerk of the Court, and serve that Notice on Co-Lead Counsel for Plaintiffs and MetLife's counsel, at the addresses listed above in Part I.2 (pp. __-__). The Court and the parties must receive your Notice of Intention to Appear no later than November 2, 1999.

         You (and your attorney) may, at your own expense, review the discovery materials produced in this case. Those documents will be made available by appointment during regular business hours at the offices of Co-Lead Counsel for Plaintiffs at Specter Specter Evans & Manogue, P.C., 26th Floor, Koppers Building, Pittsburgh, Pennsylvania. To obtain access, you (and/or your attorney) first must sign a Stipulation of Confidentiality, which Co-Lead Counsel for Plaintiffs will provide, in which you (and/or your attorney) agree to abide by all Case Management Orders

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

and protective Orders entered by the Court in this Action.

              PART J:  ATTORNEYS REPRESENTING THE SETTLEMENT CLASS

Who are the attorneys representing the Class Members?

         The Court has designated the law firms of Milberg Weiss Bershad Hynes & Lerach LLP, and Specter Specter Evans & Manogue, P.C., as Co-Lead Counsel for Plaintiffs in the consolidated federal litigation and as counsel for the Class for purposes of the settlement of this lawsuit. A number of other attorneys from different parts of the country also have assisted in this case on behalf of the Class. YOU WILL NOT BE CHARGED FOR THE SERVICES OF THE LAW FIRMS REPRESENTING THE CLASS.

         You have the right to retain your own attorney to represent you in this case, but you are not obligated to do so. If you do hire your own attorney, or if you already have done so in connection with a lawsuit you previously have filed against MetLife, you will have to pay his or her attorney's fees and expenses yourself. You also have the right to represent yourself before the Court without an attorney.

     PART K:  ATTORNEYS' FEES AND EXPENSES AND PLAINTIFFS' INCENTIVE AWARDS

How will the attorneys representing the Class Members be paid?

         At the Fairness Hearing, Co-Lead Counsel for the Class will ask the Court for an award of attorneys' fees not to exceed $120,000,000 and expenses not to exceed $2,500,000, to be paid by MetLife. MetLife will not oppose Co-Lead Counsel's application for an award of fees and expenses up to these amounts.

         Thus, payment of attorneys' fees and expenses to Co-Lead Counsel for Plaintiffs will not reduce any funds or benefits being made available to you.

         Co-Lead Counsel for Plaintiffs also may request at the Fairness Hearing that incentive awards of no more than $2,500 per person be paid to some or all of the plaintiffs who have served as class representatives in this Action or other class actions against MetLife. These awards would be in recognition of the special efforts and risks undertaken by the recipients on behalf of the Class and, if awarded, would be deducted from the fund established to provide cash and credit relief to Class Members in the Claim Review Process.

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

              PART L:  RIGHT TO TERMINATE THE PROPOSED SETTLEMENT

Can the parties terminate the proposed settlement?

         Under limited circumstances, each of the parties to this lawsuit has the right to terminate the proposed settlement. Such circumstances include the decision of the Court or any appellate court to reject, modify, or deny approval of any portion of the proposed settlement or the Court's Orders, or if the number of Class Members who elect to exclude themselves from the Class exceeds a certain defined threshold. If the proposed settlement is terminated, you will not receive any of the settlement benefits, and you will not be affected in any way by the parties' actions in connection with the proposed settlement.

      PART M:  PRELIMINARY AND PERMANENT INJUNCTION, AND EFFECT ON PENDING
            AND FUTURE LAWSUITS, ARBITRATIONS AND OTHER PROCEEDINGS

How will the proposed settlement affect my ability to start or maintain another action?

         The Court has preliminarily enjoined all Class Members from starting, continuing or participating in, or receiving any benefits or other relief from, any other lawsuit, arbitration, or administrative, regulatory or other proceeding or order based on or relating to the claims, facts or circumstances in this case and/or the Released Transactions (as that term is defined in the Release, which is reprinted in Appendix A). If you do not ask to be excluded from the Class, you will be bound by this preliminary injunction.

         The Court also has preliminarily enjoined all persons from starting or continuing any other lawsuit or proceeding as a class action (including by seeking to amend a pending complaint to include class allegations, or by seeking class certification in any pending action) on behalf of Class Members, if that other suit is based on or relates to the claims, facts or circumstances in this case and/or the Released Transactions.

         Upon final approval of the settlement, Plaintiffs and MetLife will ask the Court to enter a permanent injunction enjoining all Class Members from engaging in the activities described above. All Class Members will be bound by the permanent injunction.

         IF YOU DO NOT SUBMIT A WRITTEN REQUEST TO BE EXCLUDED FROM THE CLASS, SO THAT IT IS RECEIVED BY NOVEMBER 2, 1999, YOU WILL BE

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

         BOUND BY ALL PROCEEDINGS, ORDERS AND JUDGMENTS IN THIS ACTION, EVEN IF YOU PREVIOUSLY BEGAN OR LATER BEGIN LITIGATION OR OTHER PROCEEDINGS AGAINST THE COMPANY RELATING TO YOUR POLICIES OR ANNUITIES. THE COURT MAY ENFORCE ITS INJUNCTION THROUGH CONTEMPT ORDERS OR OTHER JUDICIAL PROCEEDINGS.

                   PART N:  HOW TO GET ADDITIONAL INFORMATION

How can I get more information?

         This Notice and the accompanying documents are only a summary of the proposed settlement, which is set forth in a more detailed legal document called the "Stipulation of Settlement." The full Stipulation of Settlement is on file with the Clerk of the Court. For a more detailed statement of the matters involved in this case, Plaintiffs and MetLife also refer you to the Amended Complaint and to the other papers and Court Orders on file in the Clerk's Office. You may inspect these documents at the Clerk's Office at any time during normal business hours, Monday through Friday, 8:30 a.m. to 4:30 p.m., Eastern Time.

         A toll-free number has been established, and trained personnel who are employed by the independent, Court-approved Administrator are available to answer any questions you might have about the proposed settlement. If you have questions after reading this Notice, or if you need a large-print version of the Class Notice Package, please call 1-800-843-4790 (or, if you use TDD/TTY, 1-800-846-0798).

         PLEASE DO NOT CALL THE COURT OR THE CLERK OF THE COURT.

         Dated: August __, 1999

                                      James A. Drach
                                      Clerk of the Court,
                                      United States District Court for the
                                      Western District of Pennsylvania

        QUESTIONS? CALL 1-800-843-4790 (IF YOU USE TDD/TTY, SEE PAGE __.)

                                   APPENDIX A


                               RELEASE AND WAIVER

I.   DEFINITIONS

     For the purposes of this Release and Waiver (the "Release"), the following capitalized terms shall have the meanings designated below, which are derived from the Stipulation of Settlement in this Action:

     A. "Action" means the consolidated class action lawsuit comprised of the following cases: Amodeo v. Metropolitan Life Insurance Company, C.A. No. 96-0795; Biggs v. Metropolitan Life Insurance Company, C.A. No. 96-0038; Caskey, et al. v. Metropolitan Life Insurance Company, et al., C.A. No. 95-1426; Garrett v. Metropolitan Life Insurance Company, C.A. No. 96-0436; and Oddi v. Metropolitan Life Insurance Company, C.A. No. 96-0051, which are pending as part of the multi-district litigation captioned In re: Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091 (W.D. Pa.).

     B. "Agreement" or "Settlement Agreement" means the Stipulation of Settlement in this Action and the exhibits attached to it, including any subsequent amendments thereto and any exhibits to such amendments.

     C. "Amended Complaint" means the proposed Amended Consolidated Class Action Complaint in this Action filed by Plaintiffs on August 16, 1999.

     D. "Annuity" or "Annuities" means a deferred annuity contract or certificate with an Issue Date within the Class Period that the Company issued in the United States pursuant to an individual sale.

     E. "Class" or "Class Member" means all persons or entities who have or had an ownership interest in any Permanent Life Insurance Policy or any deferred annuity contract or certificate issued by the Company in the United States during the Class Period pursuant to an individual sale, but does not include (i) any present or former employee, director or sales representative of the Company, or his or her spouse; or (ii) any insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under section 1035 of the Internal Revenue Code. Notwithstanding the foregoing, the Class shall not include (unless and to the extent such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity) the following: (i) any persons or entities who make a timely election to be excluded from the proposed class with respect to a particular Policy (or Policies) or Annuity (or Annuities); and (ii) any persons or entities who have or had an ownership interest in a Policy or Annuity that (a) was terminated due to the death of the insured or the annuity owner or annuitant; (b) was issued by the Company, but not accepted or paid for, or was returned to the Company as part of the exercise of a free look provision in the Policy or Annuity; (c) was rescinded as part of a reissue of a new Policy or Annuity, or because of a material misrepresentation on a Policy or Annuity application, or where the Policy or Annuity was rescinded and the premiums or other monies paid were returned to the Policy or Annuity owner with interest and the owner was represented by counsel at the time; (d) resulted in the award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Ins. Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.); (e) is the subject of a release signed by any person or entity while represented by counsel settling a claim or dispute and releasing MetLife from any further liability concerning such Policy or Annuity, (f) was issued in connection with the Transamerica HomeFirst Reverse Mortgage Program; or (g) makes such person or entity a member of the class certified by order of the United States District Court for the Southern District of New York dated August 24, 1998 in Dornberger v. Metropolitan Life Ins. Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.).

     F. "Class Period" means the period from January 1, 1982 through December 31, 1997, inclusive.

     G. "Co-Lead Counsel" or "Co-Lead Counsel for Plaintiffs" means the law firms of Milberg Weiss Bershad Hynes & Lerach LLP and Specter Specter Evans & Manogue, P.C.

     H. "Company" means Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company.

     I. "Complaint" means the Consolidated Class Action Complaint in this Action filed by Plaintiffs on July 1, 1996.

     J. "DAC Tax" means payments due under section 848 of the Internal Revenue Code, which was enacted in 1990 and requires a life insurance company to amortize "specified policy acquisition expenses" on a straight-line basis over 120 months for federal income tax purposes.

     K. "Election Form" means a document substantially in the form attached to the Settlement Agreement as part of Exhibit B, one or more copies of which will be included in the Class Notice Package and may be used by Class Members in electing Claim Evaluation pursuant to the Settlement Agreement.

     L. "Final Order and Judgment" means the Order finally certifying the Class for settlement purposes only and approving the settlement and the Settlement Agreement, and the judgment entered pursuant to that Order.

     M. "Implementation Date" means (a) for purposes of General Relief and DAC Tax Relief, a date selected by the Company, and communicated in writing to Co-Lead Counsel, that is no more than 30 days after the Final Settlement Date; and (b) for purposes of Claim Evaluation, the date the Company first commences the Post-Settlement Mailing. The Company shall use its best efforts to begin mailing the Post-Settlement Mailing no later than 30 days after the Final Settlement Date.

     N. "Investment Plan" means a pension or retirement plan, investment or savings account, tuition-funding or mortgage-protection plan, or any other type of investment, savings or thrift vehicle.

     O. "Issue Date" means the "issue date" set forth on the Policy or Annuity contract or certificate.

     P. "Permanent Life Insurance Policy" means participating whole life insurance policies, universal life insurance policies and/or variable universal life insurance policies (including flexible premium and flexible premium multifunded life insurance policies), as well as any rider issued in conjunction therewith and/or endorsement attached thereto.

     Q. "Plaintiffs" means Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey
          J. Williams, Michael A. Rankin, and any other Class Members who may subsequently be added as named plaintiffs, in their individual and representative capacities.

     R. "Policy" or "Policies" means a Permanent Life Insurance Policy or Policies with an Issue Date within the Class Period that the Company issued in the United States pursuant to an individual sale.

     S. "Producer" means any of the Company's current or former producers, account representatives, sales representatives, sales agents, general agents, branch managers, brokers or solicitors, and any other person who engages or has engaged in the sale or distribution of the Company's products.

     T. "Released Transactions" means any and all claims arising out of, concerning, or in any way relating to the marketing, solicitation, application, underwriting, issuing, pricing, charges, rates, acceptance, sale, purchase, operation, retention, administration, servicing or performance of any Policy; and any and all claims arising out of, concerning, or in any way relating to the matters alleged in the Complaint and Amended Complaint.

     U. "Releasees" means the Company and each of its past, present and future parents (including intermediate and ultimate parents), subsidiaries, affiliates, predecessors, successors and assigns, and each of its past, present and future officers, directors, employees, general agents, agents, branch managers, producers, sales representatives, brokers, solicitors, representatives, attorneys, heirs, administrators, executors, insurers, predecessors, successors and assigns, or any of them, includ-ing any person or entity acting on behalf or at the direction of any of them.

     V. "Vanishing Premium" means (a) a concept under which an insurance policy's required premiums or charges may be paid out of its then-current and accumulated values, as those premiums or charges become due, or (b) a concept under which a single out-of-pocket premium payment or a fixed number of out-of-pocket premium payments - based on then-current, nonguaranteed assumptions about dividend scales, interest rates, policy credits and policy charges - may suffice to cover all required premiums or policy charges in excess of dividends paid and/or policy credits credited and may keep coverage in force throughout the insured's life, or for a specified period, without reducing the policy's face amount of insurance.


II.  RELEASE AND WAIVER

     Plaintiffs and the Class, collectively and each Class Member, agree to the following release and waiver, which shall take effect upon entry of the Final Order and Judgment:

     A. Plaintiffs and all Class Members hereby expressly agree that they shall release and discharge the Releasees from any and all claims or causes of action -- known or unknown -- that were or could have been asserted in this action with respect to Policies, and with respect to Annuities solely as described below in subsections (2), (4) and (5). As part of this Release, Plaintiffs and all Class Members agree that they release, acquit and forever discharge all Releasees from and shall not now or hereafter institute, participate in, maintain, maintain a right to or assert against the Releasees, either directly or indirectly, on their own behalf, derivatively, or on behalf of the Class or of any other person or entity, any and all causes of action, claims, damages, awards, equitable, legal and administrative relief, interest, demands or rights, including, without limitation, claims for rescission, restitution or all damages of any kind, including those in excess of actual damages, and claims for mental anguish, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law, or any other source, that have been, could have been, may be or could be alleged or asserted now or in the future by Plaintiffs or any Class Member against the Releasees or any of them in this Action or in any other court action or before any administrative body (including any brought by or on behalf of any state attorney general or Department of Insurance or other regulatory entity or federal, state or local prosecutorial or other organization), tribunal, arbitration panel, or other adjudicatory body on the basis of, connected with, arising out of, or related to, in whole or in part, the Policies, the Annuities (solely to the extent described below in subsections (2), (4) and (5)), and the Released Transactions, including, without limitation:

               (1) any or all of the acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations that have been, could have been, may be or could be directly or indirectly alleged, asserted, described, set forth or referred to in the Complaint, Amended Complaint, or the Action;

               (2) any or all of the acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations allegedly made in connection with or directly or indirectly relating to the Released Transactions (to the extent applicable to Policies and/or Annuities), including, without limitation, any acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations relating to:

                    (a) the number of out-of-pocket payments that were paid or would need to be paid for a Policy or Policies, or in connection with a Vanishing Premium scheme, as alleged in the Action, or the accelerated payment plan or accelerated payment arrangement;

                    (b) the ability to keep or not to keep a Policy or Policies in force based on a fixed number and/or amount of premium payments (less than the number and/or amount of payments re-quired by the terms of the Policies), and/or the amount that would be realized or paid under the Policies based on a fixed number and/or amount of cash payments (less than the number and/or amount of payments required by the terms of the Policies), whether in the form of (i) cash value and/or (ii) death, retirement or periodic payment benefits;

                    (c) the dividends, interest rates or other policy credits credited or to be credited to premiums paid on a Policy or Policies, or to amounts within a Policy or Policies, and the deductions or charges (including all expense and other deductions or charges) charged or to be charged against the Policy or Policies;

                    (d) the nature, characteristics, terms, appropriateness, suitability, descriptions and operation of a Policy or Policies, including, without limitation, (i) the amount or method of calculation of fees, charges, commissions, distribution costs, administrative expenses and/or taxes in connection with the sale of, as part of the premiums for, or in connection with a full or partial surrender or termination of a Policy or Policies, (ii) the apportionment of coverage between the base and additional insurance or term-rider components of a Policy or Policies, (iii) the cost or availability of additional insurance or term-rider coverage relative to base-policy coverage, or (iv) the ability or inability to reduce the face amount of the base component of a Policy;

                    (e) the fact that a Policy or Policies were or were not life insurance or that Plaintiffs' or Class Members' objectives (and/or the purchaser's goals) would be funded by the cash values and/or benefits derived from a life insurance policy or that the product being sold was life insurance was minimized or disguised;

                    (f) whether a Policy or Policies were, would operate or could function as an Investment Plan;

                    (g) the relationship between a Policy's or Policies' cash surrender value and the cumulative amount of premiums paid;

                    (h) the fact that a part of the premiums paid would not be credited toward an investment or savings account or the Policy's or Policies' cash or accumulation value, but would be used to offset the Company's commission, sales, administration, tax and/or mortality expenses;

                    (i) the fact that a loan or withdrawal of funds from a Policy or Annuity to fund another Policy or Annuity could result in interest or other charges;

                    (j) the rate of return on Policy premiums paid with cash value or cash surrender value;

                    (k) the rate of return on Annuity premiums paid with cash surrender value;

                    (l) the relative suitability or appropriateness of a Policy for particular types of purchasers;

                    (m) the use of an existing Policy's or Annuity's cash value or cash surrender value by means of a surrender, withdrawal/partial surrender or loan to purchase or maintain a new Policy or Annuity;

                    (n) the replacement or rollover of an existing Policy or Annuity with or into a new Policy or Annuity;

                    (o) with respect to Policies, the Company's practices regarding dividends, account values, policy loans, interest and other policy crediting and cost of insurance and administrative charges; policy or premium charges and monthly deductions; illustrations of dividends, interest and other policy crediting rates, interest or other policy bonuses, account equity rates, account value calculations, policy loans, policy charges, premium charges, monthly deductions, cost of insurance and administrative charges, cash values or death benefits; payment of any dividends to any parents or affiliates; or any other matters relating to dividends with respect to the Policies, interest or other policy crediting rates, interest or other policy bonuses, account equity rates, account value calculations, policy loans, policy charges, premium charges, monthly deductions or cost of insurance and administrative charges;

                    (p) the so-called Deferred Acquisition Cost ("DAC") Tax, including any and all reductions in benefits, cash values or policy values, or increases in costs associated with, the DAC Tax on or before 30 days after the Implementation Date;

                    (q) the marketing or sale of deferred annuities for funding qualified plans, such as an Individual Retirement Account ("IRA") or a 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax deferred;

                    (r) the use of direct recognition of policy loans in the calculation of policy benefits and/or costs;

                    (s) with respect to the Released Transactions (to the extent applicable to Policies and/or Annuities), the manner in which the Company hired, trained and supervised any of the Releasees, including but not limited to the Company's present and former Producers, general agents, agents, account representatives, sales representatives, branch managers, brokers, solicitors and representatives, or any of them;

                    (t) disclosures in any local, state or federal regulatory filing by the Company relating to the Released Transactions (to the extent applicable to Policies and/or Annuities);

                    (u) the sale of Policies as investment, savings or retirement funding vehicles, or any representations, promotions or advertising regarding such matters;

                    (v) actual or alleged violations of the "replacement" statutes or regulations under applicable law;

                    (w) the actual or alleged violation of any applicable law or regulation relating to Policy and/or Annuity sales practices otherwise released herein;

                    (x) the actual or alleged violation of any federal law, including the RICO statute, relating to Policy and/or Annuity sales practices otherwise released herein; and

                    (y) the actual or alleged violation of any state law relating to Policy and/or Annuity sales practices otherwise released herein.

               (3) any or all acts, omissions, nondisclosures, facts, matters, transactions, occurrences or oral or written statements or representations in connection with or directly or indirectly relating to the allegations set forth in the Complaint, Amended Complaint, or the Action with respect to Policies, except as provided in the proviso to paragraph E below;

               (4) any or all acts, omissions, nondisclosures, facts, matters, transactions, occurrences or oral or written statements or representations in connection with or directly or indirectly relating to the allegations set forth in the Complaint, Amended Complaint, or the Action with respect to Annuities; and/or

               (5) any and all claims for attorneys' fees, costs or disbursements incurred by Co-Lead Counsel or any other counsel representing Plaintiffs, Class Members, and/or any individual Class Member in this Action, or by Plaintiffs or the Class Members in this Action, or any of them, in connection with or related in any manner to the Action, the settlement of the Action, the administration of such settlement and/or the Released Transactions except to the extent otherwise specified in the Settlement Agreement.

          B. Nothing in this Release shall be deemed to alter (i) a Class member's contractual rights (except to the extent that such rights are altered or affected by the election and award of benefits under the Settlement Agreement) to make a claim for contractual benefits that will become payable in the future pursuant to the express written terms of the Policy or Annuity issued by the Company; (ii) a Class Member's right to assert any claim that independently arises from acts, facts or circumstances arising after the end of the Class Period; (iii) a Class Member's right to make a claim for theft, or the criminal taking of customer funds, relating to a Policy or Annuity, or (iv) the status of claims released pursuant to the nationwide class action settlement in Horton v. Metropolitan Life Insurance Company, Civ. No. 93-1849-CIV-T-23A (M.D. Fla.).

          C. Plaintiffs and all Class Members expressly agree that this Release will be, and may be raised as, a complete defense to and will preclude any action or proceeding encompassed by the release of the Releasees.

          D. Plaintiffs and Class Members expressly understand that certain principles of law, such as Section 1542 of the Civil Code of the State of California, provide that a "general" release does not extend to claims that a creditor does not know or suspect to exist in his favor at the time of executing the release and which, if known by him, must have materially affected his settlement with the debtor. To the extent that these principles of law arguably may be applicable - notwithstanding that the parties have chosen New York law to govern this Agreement - Plaintiffs and the Class Members hereby agree that these principles (including Cal. Civ. Code Section 1542 and all similar federal or state laws, rights, rules, or legal principles of any other jurisdiction that may be applicable herein) are hereby knowingly and voluntarily waived and relinquished by Plaintiffs and the Class Members, and Plaintiffs and the Class Members hereby agree and acknowledge that this is an essential term of both the Settlement Agreement and this Release.

          E. In connection with this Release, Plaintiffs and the Class Members acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those that they now know or believe to be true with respect to the matters released herein or with respect to their Policies for acts, facts, circumstances or transactions occurring or arising during the Class Period. Nevertheless, it is the intention of Plaintiffs and the Class Members in executing this Release fully, finally and forever to settle and release all such matters, and all claims relating thereto, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to their Policies; provided, however, that nothing in this Release shall prevent a Class Member from submitting a claim in the Part 8 ADR Process established in the Settlement Agreement based on facts arising out of or relating to the administration or servicing of a Policy after its purchase (not including matters described in subsections II(A)(1) - (4) above), so long as the Class Member did not discover the facts forming the basis of the claim - and could not, with reasonable care, have discovered them - before the deadline set in this Agreement for mailing the Election Form.

          F. With respect to the allegations regarding Annuities set forth in the Complaint and Amended Complaint, Plaintiffs and the Class Members acknowledge that they are aware that they may hereafter discover facts presently unknown or unsuspected, in addition to or different from those that they now know or believe to be true with respect to their Annuities for acts, facts, circumstances or transactions occurring or arising during the Class Period. Nevertheless, it is the intention of Plaintiffs and the Class Members in executing this Release fully, finally and forever to settle and release all matters, and all claims relating thereto, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to the allegations set forth in the Complaint, Amended Complaint and/or the Action regarding Annuities.

          G. Nothing in this Release shall preclude any action to enforce any of the terms of the Settlement Agreement, provided that such action shall be brought in the United States District Court for the Western District of Pennsylvania.

          H. Plaintiffs and the Class Members hereby agree and acknowledge that the provisions of this Release, individually and collectively, constitute an essential and material term of the Settlement Agreement.

          I. This Release is the result of a compromise of a disputed claim and shall never at any time be used as evidence of any admission of liability by the Company.

                          FACT SHEET ON GENERAL RELIEF,
                       CLAIM EVALUATION AND DAC TAX RELIEF

     This Fact Sheet provides a brief summary of the three categories of benefits available under the proposed settlement: General Relief, Claim Evaluation and Deferred Acquisition Cost ("DAC") Tax Relief.

     You AUTOMATICALLY will be entitled to the General Relief for which a particular Policy or Annuity is eligible if (i) the Court approves the proposed settlement, (ii) you do not exclude yourself from the Class with respect to that Policy or Annuity, and (iii) you do not elect Claim Evaluation with respect to that Policy or Annuity, as described below.

     You are eligible to participate in Claim Evaluation with respect to a Policy or Annuity included in the proposed settlement if (i) the Court approves the proposed settlement, (ii) you do not exclude yourself from the Class with respect to that Policy or Annuity, and (iii) you SUBMIT THE ENCLOSED ELECTION FORM WITH RESPECT TO THAT POLICY OR ANNUITY FOR WHICH YOU WANT CLAIM EVALUATION SO THAT THE FORM IS RECEIVED NO LATER THAN NOVEMBER 2, 1999, except for certain
Part 8 Claims described below. Claim Evaluation is a process designed to resolve complaints you might have about the manner in which your Policy(ies) or Annuity(ies) were sold, serviced or administered, as described below. Claim Evaluation is available at no cost to you.

     You have to choose between General Relief and Claim Evaluation. You cannot have both.

     But you may have the third form of relief - DAC Tax Relief - in addition to any other relief under the proposed settlement. You are eligible for DAC Tax Relief only if you have a qualifying Policy. To see whether you are eligible for DAC Tax Relief, look at your Benefit Voucher. You do not have to do anything to receive DAC Tax Relief. If you own or owned a qualifying Policy, you will receive it automatically once the settlement is approved and upheld on appeal.

                                 GENERAL RELIEF

     The General Relief consists of two separate types of death benefits to be provided at no cost to you: the SETTLEMENT DEATH BENEFIT, which applies only to Policies, and the ACCIDENTAL DEATH BENEFIT, which applies only to Annuities. You will be entitled to receive only one of these benefits for each eligible Policy or Annuity. A Statement of Eligibility and a Benefit Voucher, which contain basic information about your Policy(ies) or Annuity(ies) and identify the General Relief benefits available to you under the proposed settlement, are enclosed with this Notice.

I. THE SETTLEMENT DEATH BENEFIT. The Settlement Death Benefit is estimated by the parties' actuarial experts to have a value to the Class of approximately $770 million, based on comparable insurance rates on the open market. For each eligible Policy, the Settlement Death Benefit automatically provides up to 59 months of FREE DEATH BENEFIT COVERAGE on the life of a person known as the Measuring Life.

     A. Payee. The person who will be paid the Settlement Death Benefit is known as the "Payee." THE DEFAULT PAYEE IS THE CLASS MEMBER, AS SHOWN ON THE ENCLOSED STATEMENT OF ELIGIBILITY. However, you may change the Payee in the manner described below.

     B. Measuring Life. The person upon whose death the Settlement Death Benefit will be paid is known as the "Measuring Life." The Default Measuring Life is the same person listed as the insured under the Policy that makes you eligible for relief, unless you designate someone else, as discussed below. THE NAME OF THE DEFAULT MEASURING LIFE ALSO IS SHOWN ON THE STATEMENT OF ELIGIBILITY.

     C. Changing the Payee. If you want to change the Payee on your Settlement Death Benefit, you may choose any other person as the Alternate Payee. You should change the Payee if that person dies before the settlement is implemented or during the period the Settlement Death Benefit is in effect. You may change the Payee any time prior to the death of the Measuring Life by filling out the enclosed Designation Form and returning it to:

                     The MetLife Class Action Information Center
                     P.O. Box 1564
                     Faribault, MN 55021-1564
                     Re:  Designation Form

     D. Changing the Measuring Life. You MUST change the Measuring Life for the Settlement Death Benefit if the Measuring Life shown on your Statement of Eligibility is no longer alive as of the date the settlement is implemented.

          - In that event, you may designate as the Alternate Measuring Life yourself, your spouse, your parent, your child (including a stepchild residing with you), or any other person in whom you have an insurable interest. (Having an "insurable interest" in someone means that you may purchase life insurance covering that person's life. If you have any questions about whether you have an "insurable interest" in a particular person, please call the following toll-free number established to handle inquiries about the proposed settlement: 1-800-843-4790. Or, if you use TDD/TTY, call 1-800-846-0798.)

          - Simplified Underwriting will apply to the Alternate Measuring Life. If the person you designate as the Alternate Measuring Life cannot meet the Simplified Underwriting requirements, you must name a different person as the Alternate Measuring Life.

     In order to change the Measuring Life for the Settlement Death Benefit, you must fill out the enclosed Designation Form and return it to:

                           The MetLife Class Action Information Center
                           P.O. Box 1564
                           Faribault, MN 55021-1564
                           Re:  Designation Form

     YOU MUST MAKE ANY CHANGE IN THE MEASURING LIFE BEFORE THE PROPOSED SETTLEMENT IS IMPLEMENTED OR, IF THE TIMING OF THE MEASURING LIFE'S DEATH MAKES THAT IMPOSSIBLE, WITHIN 30 DAYS AFTER THE DEATH OF THE MEASURING LIFE. CHANGING THE MEASURING LIFE THEREFORE IS DIFFERENT FROM CHANGING THE PAYEE BECAUSE YOU MAY CHANGE THE PAYEE AT ANY TIME PRIOR TO THE DEATH OF THE MEASURING LIFE.

     E. Amount and Duration of Coverage. The amount and duration of your Settlement Death Benefit will depend on (i) the age of the Measuring Life under the Settlement Death Benefit as of the date the settlement is implemented, (ii) the Policy Face Amount of the Policy that makes you eligible for relief, (iii) the type of Policy that makes you eligible for relief, and (iv) whether and when your Policy terminated. The following charts show how these factors work.

               1. For ALL POLICIES (EXCEPT FLEXIBLE PREMIUM MULTIFUNDED LIFE ("UL II") POLICIES) EITHER IN-FORCE OR TERMINATED AFTER 1/1/94. For this category of Policies, the amount and duration of the Settlement Death Benefit will be calculated as the following percentage of the Policy Face Amount of the eligible Policy:


SDB Measuring Life's Age               SDB Length          Percentage of Policy Face Amount
------------------------               ----------          --------------------------------
       30 or Younger                    59 months                     16.6%

       31-40                            4 years                       16.6%

       41-50                            3 years                       12.5%

       51-60                            3 years                        8.3%

       61 or Older                      2 years                        8.3%


               2. For ALL POLICIES (EXCEPT FLEXIBLE PREMIUM MULTIFUNDED LIFE ("UL II") POLICIES) TERMINATED ON OR BEFORE 1/1/94. For this category of Policies, the amount and duration of the Settlement Death Benefit will be calculated as the following percentage of the Policy Face Amount of the eligible Policy:



SDB Measuring Life's Age               SDB Length          Percentage of Policy Face Amount
------------------------               ----------          --------------------------------
        30 or Younger                   3 years                       8.3%

        31-40                           2 years                       8.3%

        41-50                           2 years                       6.6%

        51-60                           1 year                        6.6%

        61 or Older                     1 year                        4.2%



               3. For ALL FLEXIBLE PREMIUM MULTIFUNDED LIFE ("UL II") POLICIES EITHER IN-FORCE OR TERMINATED AFTER 1/1/94. For this category of Policies, the amount and duration of the

                    Settlement Death Benefit will be calculated as the following percentage of the Policy Face Amount of the eligible Policy:

SDB Measuring Life's Age               SDB Length          Percentage of Policy Face Amount
------------------------               ----------          --------------------------------
     30 or Younger                        59 months                          10%

     31-40                                4 years                            10%

     41-50                                3 years                            7.5%

     51-60                                3 years                             5%

     61 or Older                          2 years                             5%


                  4. For ALL FLEXIBLE PREMIUM MULTIFUNDED LIFE ("UL II") POLICIES TERMINATED ON OR BEFORE 1/1/94. For this category of Policies, the amount and duration of the Settlement Death Benefit will be calculated as the following percentage of the Policy Face Amount of the eligible Policy:

SDB Measuring Life's Age               SDB Length          Percentage of Policy Face Amount
------------------------               ----------          --------------------------------
     30 or Younger                      3 years                         5%

     31-40                              2 years                         5%

     41-50                              2 years                         4.2%

     51-60                              1 year                          4.2%

     61 or Older                        1 year                          2.5%


     F. Beginning of Coverage. Coverage under the Settlement Death Benefit begins on the date the settlement is implemented or upon satisfactory completion of any necessary underwriting for a Measuring Life, whichever is later. It is expected that the settlement will be implemented within 30 days after the settlement is final, i.e., approved by the Court and the appellate courts, if necessary.

     G. Evidence of Coverage. A BENEFIT VOUCHER SHOWING THE TERMS OF THE SETTLEMENT DEATH BENEFIT IS INCLUDED WITH THIS NOTICE. If the settlement is approved, the Settlement Death Benefit will take effect in accordance with the voucher's terms. PLEASE KEEP THE BENEFIT VOUCHER IN A SAFE PLACE. You (or the Payee) will need to submit the voucher to MetLife, together with due proof of the death of the Measuring Life, in order to receive payment under the Settlement Death Benefit if the Measuring Life dies while the benefit is in effect.

     H. Increase to the SDB. The SDB amounts and durations set forth above have been calculated based on the assumption that all Class Members would receive General Relief. The SDB amounts will be increased prior to the date the settlement is implemented by a factor that will take into account the fact that some Class Members will opt out of the Class, while others will participate in Claim Evaluation and thus forego the SDB. Additionally, the SDB amounts may be increased if, after the Claim Review Process is completed, the CRP Total Fund available to pay claims in the Claim Review Process has a surplus, which will then be distributed among all Class Members receiving relief.

II. THE ACCIDENTAL DEATH BENEFIT. The Accidental Death Benefit applies only to Annuities. The parties' actuarial experts estimate that this relief has a value to the Class of approximately $8 million, based on comparable insurance rates on the open market. For each eligible Annuity, the Accidental Death Benefit automatically provides three years of FREE ACCIDENTAL DEATH COVERAGE on the life of a person known as the Measuring Life.

     A. Payee. The person who will be paid the Accidental Death Benefit is the Payee, which is the Class Member unless you elect to change the Payee. You may change the Payee in the manner described above for the Settlement Death Benefit. You should change the Payee if that person dies before the date the settlement is implemented or during the period the Accidental Death Benefit is in effect.

     B. Measuring Life. The person upon whose death the Accidental Death Benefit will be paid is known as the "Measuring Life." The Default Measuring Life is the same person listed as the annuitant under the Annuity that makes you eligible for relief, unless you designate someone else, as discussed below. You MUST change the Measuring Life for the Accidental Death Benefit if the Measuring Life shown on your Statement of Eligibility is deceased as of the day the proposed settlement is implemented. The procedure for changing the Measuring Life is the same as that described above for the Settlement Death Benefit.

     C. Amount and Duration of Coverage. The duration of the Accidental Death Benefit ("ADB") is three years. The amount of coverage under the ADB will depend on the Annuity Account Value, as defined in the Stipulation of Settlement, and will be no less than the amounts set forth below:



       ANNUITY ACCOUNT VALUE              ADB LENGTH                  ADB AMOUNT
       ---------------------              ----------                  ----------
            Up to $10,000                  3 years                      $1,500

         $10,001 - $25,000                 3 years                      $2,250

         $25,001 - $50,000                 3 years                      $3,000

          $50,001 - $100,000               3 years                      $4,000

           Over $100,000                   3 years                      $5,500


     D. Beginning of Coverage. Coverage under the ADB will begin on the date the settlement is implemented. It is expected that the settlement will be implemented within 30 days after the settlement is final, i.e., approved by the Court and the appellate courts, if necessary.

     E. Evidence of Coverage. A BENEFIT VOUCHER SHOWING THE TERMS OF THE ACCIDENTAL DEATH BENEFIT IS ENCLOSED WITH THIS NOTICE. If the settlement is approved, the Accidental Death Benefit will take effect in accordance with the voucher's terms. PLEASE KEEP THE BENEFIT VOUCHER IN A SAFE PLACE. You (or the Payee) will need to submit the voucher to MetLife, together with due proof of the accidental death of the Measuring Life, as defined in the voucher, in order to receive payment under the Accidental Death Benefit if the Measuring Life dies an accidental death while the benefit is in effect.

     F. Increase to the ADB. The ADB amounts and durations set forth above have been calculated based on the assumption that all Class Members would receive General Relief. The ADB amounts will be increased prior to the date the settlement is implemented by a factor that will take into account the fact that some Class Members will opt out of the Class, while others will participate in Claim Evaluation and thus forego the ADB. Additionally, the ADB amounts may be increased if, after the Claim Review Process is completed, the CRP Total Fund available to pay claims in the Claim Review Process has a surplus, which will then be distributed among all Class Members receiving relief.

                                CLAIM EVALUATION

     Under the proposed settlement, Claim Evaluation has three separate procedures by which a claim can be evaluated, as discussed below: (i) the CLAIM REVIEW PROCESS, (ii) the PART 8 ALTERNATIVE DISPUTE RESOLUTION (OR "ADR") PROCESS, and (iii) the PART 9 ARBITRATION PROCESS.

     If you want to participate in Claim Evaluation, you must submit the enclosed Election Form so that it is RECEIVED by November 2, 1999.

     In Claim Evaluation, the relief to be awarded will range from none at all to relief designed to redress any loss that may have resulted to the Policy or Annuity owner from alleged wrongdoing by MetLife and/or its sales representatives. The relief to be awarded will be based on the particular facts of your claim, as evidenced by your written description of your claim and any documents or other materials you submit in connection with your claim, as well as the documents or other information that MetLife will assemble regarding your Policy or Annuity and your claim. Claim Evaluation is provided at no cost to you. IF YOU ELECT CLAIM EVALUATION FOR A PARTICULAR POLICY OR ANNUITY, YOU WILL NOT BE ELIGIBLE FOR GENERAL RELIEF FOR THAT POLICY OR ANNUITY.

I.   THE CLAIM REVIEW PROCESS

     Most claims will fall within the Claim Review Process categories described below. For these claims, a Claim Evaluator appointed by Co-Lead Counsel for Plaintiffs will review the claims and award relief based on scoring criteria agreed upon by the parties. The total value to the Class of the relief available in the Claim Review Process is approximately $690 million.

     A.   CLAIMS COVERED BY THE CLAIM REVIEW PROCESS

          Under the Claim Review Process, the Claim Evaluator will review, score and, as appropriate, award relief for the following categories of claims:

               - Replacement Claims: Any claim that, at the time you bought your Policy or Annuity, MetLife or its sales representatives misrepresented to you the advantages, disadvantages or financial impact of using the cash or account value, dividends or interest from an existing policy or annuity - whether issued by MetLife or by any other company - to purchase a new MetLife Policy or Annuity.

               - Accelerated Payment or Vanishing Premium Claims: Any claim that MetLife or its sales representatives misrepresented to you that you would only have to pay a single or fixed number of premium payments on a Policy, that you would not have to pay additional premium payments out of pocket after a specified date or number of payments, or that MetLife would issue a "fully paid up" or "paid up" Policy for the originally illustrated face amount without any further premium payments after a specified number of years.

               - Performance Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives misrepresented to you that the cash or account value in your Policy would not be less than illustrated or would be maintained at a specific level over the life of the Policy, or that the dividends, interest crediting rates, or policy credits would never fall below certain levels or that charges would never rise above certain levels.

               - Savings and Retirement Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives made misrepresentations: (1) that the product you were purchasing was a savings, investment or retirement plan, without adequately disclosing to you that the product was a life insurance policy, or (2) about the relative appropriateness of using life insurance solely to meet your savings and retirement goals, or (3) about the nature of the Policy by characterizing its premiums as "deposits," "contributions," or "outlays," or calling the Policy's values "savings," "capital," a "retirement account," a "money accumulation account" or a similar investment terminology.

     Note: Persons or entities who were members of the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Insurance Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.) with respect to a particular Policy, but who did not receive relief therein may be Class Members for purposes of this settlement, but they may not receive relief in the Claim Review Process for Savings and Retirement Claims based on that particular Policy. They may, however, submit other claims to the Claim Review Process.

               - Other Marketing Claims: For Policies, this is any claim not defined above that is based on alleged misrepresentations relating to the marketing, solicitation, application, underwriting, issuing, pricing, charges, rates, acceptance, sale, purchase, operation, retention, administration, servicing or performance of a MetLife Policy. For Annuities, this is any claim (to the extent one exists) that is raised by the Complaint and the Amended Complaint in the Action other than a Replacement Claim or a tax-deferred annuity misrepresentation claim, as discussed below.

     B. HOW THE CLAIM EVALUATOR WILL REVIEW YOUR CLAIM AND AWARD RELIEF IN THE CLAIM REVIEW PROCESS

          If you have a Replacement Claim, Accelerated Payment or Vanishing Premium Claim, Performance Claim, Savings and Retirement Claim, or an Other Marketing Claim, you may elect Claim Evaluation by completing the enclosed Election Form and returning it so that it is RECEIVED by November 2, 1999. MetLife will then send you a Claim Form once the settlement is implemented. After you complete and return the Claim Form in accordance with the procedure that will be described in a letter accompanying the form, your claim will be determined by the Claim Evaluator. Your Claim will be evaluated as follows:

          - First, MetLife will assemble a Claim File, which will contain your Claim Form, any documents or other materials you submit in connection with your claim, as well as certain documents or other information that MetLife will submit regarding your Policy or Annuity and your claim.

          - Second, an independent Claim Evaluator chosen by Co-Lead Counsel for the Class will evaluate the nature and strength of your claim and the relief, if any, to be awarded.

          - Third, the Claim Evaluator will review your Claim File based on objective scoring criteria spelled out in detail in the Settlement Agreement submitted to the Court for approval.

          - Fourth, the Claim Evaluator will use his or her reasonable best efforts to finish evaluating your claim within 150 days after receiving the Claim File from MetLife.

         ANY RELIEF AWARDED FOR YOUR CLAIM WILL DEPEND ON THE STRENGTH OF YOUR CLAIM AND THE EVIDENCE (IF ANY) SUPPORTING IT. Decisions on individual claims can range from no relief at all to relief designed to redress any loss that may have resulted from the alleged wrongdoing by MetLife and/or its sales representatives. Relief will be paid, depending on the nature of the claim and the supporting evidence, in the form of Policy or Annuity credits, cash, and/or increased death benefits.

         The Claim Evaluator's decision about the relief for a claim will be final and binding on MetLife and on you. It will not be subject to any appeal by anyone or on any basis, except that, in very limited circumstances, MetLife may challenge certain decisions of the Claim Evaluator.

         All relief to be awarded by the Claim Evaluator in the Claim Review Process will come from a fund, called the "CRP Total Fund," established by MetLife specifically to pay the relief awarded in the Claim Review Process. The CRP Total Fund has a value to class members of $690 million. The CRP Total Fund is comprised of: (1) a $300 million fund, payable as Policy or Annuity adjustments or, in certain circumstances, in cash, and (2) a death benefit fund that will provide an aggregate value to class members of $390 million, based on comparable insurance rates on the open market.

         If the total value of the relief to be awarded by the Claim Evaluator through the Claim Review Process would be less than the CRP Total Fund, the remaining amount will be distributed to each Policy and Annuity in the Class through proportionate increases to the General Relief and the Claim Review Process awards.

         The parties' actuarial experts have estimated that the CRP Total Fund will be sufficient to provide all expected participants in the Claim Review Process with the relief to which they are entitled under the Settlement, without having to make any reductions in the otherwise applicable relief awards. However, it is possible that your award under the Claim Review Process could be reduced if the total amount to be awarded by the Claim Evaluator would exceed the CRP Total Fund. In that case, the relief awarded to each participant in the Claim Review Process will be multiplied by the ratio of the CRP Total Fund to the total amount that would be awarded. However, if the Claim Evaluator has awarded more than is in the CRP Total Fund and the total amount of Savings and Retirement Claim awards exceeds $10 million, MetLife will pay into the CRP Total Fund the excess of any Savings and Retirement Claim awards that exceed $10 million. In that event, MetLife will have an opportunity to challenge the Claim Evaluator's classification and scoring of certain Savings and Retirement Claims and the relief awarded on such Claims.

II.      THE PART 8 ALTERNATIVE DISPUTE RESOLUTION ("ADR") PROCESS

         A.       CLAIMS COVERED BY THE PART 8 ADR PROCESS

         The Part 8 ADR Process is the alternative dispute resolution process in which you may resolve claims that arise out of or relate to your Policies or Annuities, but that are not included in the categories of the Claim Review Process and do not constitute proper Part 9 Arbitration Process claims, as defined below. In addition, if you do not opt out of the Class and later bring a claim against MetLife relating to your Policy or Annuity that is not released in the Release annexed as an Appendix to the Notice, MetLife may require you to submit that claim for final and binding resolution in the Part 8 ADR Process. Moreover, the Part 8 ADR Process also will allow you to address claims relating to or arising out of the servicing or administration of your Policies or Annuities after you bought them, if you did not discover those claims until after November 2, 1999, and you could not have learned of them before that date, even if you had used reasonable care. Finally, you and MetLife may agree to resolve in the Part 8 ADR Process any claims about your Policy or Annuity that arise in the future.

         B.       HOW THE PART 8 ADR PROCESS WORKS

         The Part 8 ADR Process works as follows:

         - You must submit your Claim Form and copies of all documents in your possession relating to your claim, together with any other affidavits or materials you want to submit for review.

         - A review panel consisting of three MetLife employees will assess your claim, based on the facts and circumstances of your case. The panel will evaluate your claim based on factors and criteria agreed to by the parties and submitted to the Court for approval.

         - ANY RELIEF AWARDED FOR YOUR CLAIM BY THE REVIEW PANEL WILL DEPEND ON THE STRENGTH OF YOUR CLAIM AND THE EVIDENCE (IF ANY) SUPPORTING IT. Decisions on individual claims can range from no relief at all to relief designed to redress any loss that might have resulted from the alleged wrongdoing by MetLife and/or its sales representatives. Relief will be paid, depending on the nature of the claim and the supporting evidence, in the form of Policy or Annuity credits or cash.

         - The decision of MetLife's review panel will be binding on MetLife. However, if you are dissatisfied with the review panel's decision, you will be entitled to appeal it to an independent arbitrator.

         - The arbitrator will be chosen by Co-Lead Counsel for the Class from a list compiled by an independent organization and approved by MetLife and Co-Lead Counsel for Plaintiffs. MetLife will pay the arbitrator's fees and expenses.

         - The independent arbitrator will then review the claim according to the factors and scoring criteria set forth in the Settlement Agreement, and will award the relief, if any, appropriate to the claim.

         - The independent arbitrator's decision will be binding on MetLife and on you. You will not be able to appeal the arbitrator's decision to the Court or seek other judicial or administrative relief.

         - If your Part 8 Claim is filed within one year of the date the settlement is implemented and is otherwise timely, MetLife will pay an amount equal to 20% of any award as an offset against your attorneys' fees and expenses if you are represented by counsel.

                  METLIFE WILL PAY ANY AWARDS MADE UNDER THE PART 8 ADR PROCESS FROM SEPARATE FUNDS, NOT FROM THE CRP TOTAL FUND ESTABLISHED FOR CLAIMS IN THE CLAIM REVIEW PROCESS.


III.     THE PART 9 ARBITRATION PROCESS

         A.       CLAIMS COVERED BY THE PART 9 ARBITRATION PROCESS

           The Part 9 Arbitration Process addresses any claim that MetLife improperly marketed or sold deferred annuities for funding qualified plans under the Internal Revenue Code, such as an Individual Retirement Account ("IRA") or 401(k), on the basis of a tax-deferral advantage that did not exist because any investment in a qualified plan is already tax deferred.

         B.       HOW THE PART 9 ARBITRATION PROCESS WORKS

         To participate in Part 9 Arbitration, you must elect Claim Evaluation by completing and returning the enclosed Election Form by the deadline stated in the Notice. Once the settlement is implemented, MetLife will send you a Claim Form.

          The Part 9 Arbitration Process works as follows:

         - You must submit your Claim Form and copies of all documents in your possession relating to your claim, together with any other affidavits or materials you want to submit for review.

         - MetLife will have 60 days from receiving your claim to make an offer of relief to you.

         - For the Part 9 Arbitration Process you will receive - at no cost to you - an attorney appointed by Co-Lead Counsel for Plaintiffs, called the "Claimant Representative," to assist you in evaluating any relief offered by MetLife. In addition, if you choose to reject MetLife's recommended relief, the Claimant Representative will represent you in arbitration.

         - The arbitrator will be chosen by Co-Lead Counsel for the Class from a list compiled by an independent organization and approved by MetLife and Co-Lead Counsel for the Class. MetLife will pay the arbitrator's fees and expenses.

         - The independent arbitrator will then review your claim based on the totality of the circumstances, and will award the relief, if any, appropriate to the claim. In this process, MetLife will waive certain technical legal defenses, such as the statute of limitations and the parol evidence rule, but it will retain its factual defenses. You will have the ability to seek all forms of compensatory, incidental or consequential damages, but not punitive damages or damages for emotional or mental distress.

         - The independent arbitrator's decision will be binding on MetLife and on you. You will not be able to appeal the arbitrator's decision to the Court or seek other judicial or administrative relief.

                  METLIFE WILL PAY ANY AWARDS MADE UNDER THE PART 9 ARBITRATION PROCESS FROM SEPARATE FUNDS, NOT FROM THE CRP TOTAL FUND ESTABLISHED FOR CLAIMS IN THE CLAIM REVIEW PROCESS.

IV.      HOW TO SUBMIT A CLAIM FOR CLAIM EVALUATION

         To submit a claim for Claim Evaluation, you must do two things:

         - First, except for certain Part 8 Claims that can be made at any time, you must choose Claim Evaluation on the enclosed Election Form and RETURN THAT FORM IMMEDIATELY. THE ELECTION FORM MUST BE RECEIVED NO LATER THAN NOVEMBER 2, 1999.

         - Second, if the Court and any appellate courts approve the proposed settlement, MetLife will send you a separate Claim Form that you will need to complete. You should put all documents relating to your Policy or Annuity in a safe place now, because you will need to submit copies of them later.

         When you receive the Claim Form, you will need to fill it out according to the directions that will be sent to you. The Claim Form will give you a chance to explain why you believe that you were misled or that some other misconduct occurred. For example, you may describe any alleged misstatements made when you bought your Policy or Annuity, any information that you believe you were not told and that would have influenced your decision to purchase the Policy or Annuity, or any other wrongdoing you believe occurred in connection with your Policy or Annuity.

         You will need to submit your completed Claim Form so that it is RECEIVED no later than the deadline printed on the Claim Form at the address provided on that form. Together with your Claim Form, you also will need to submit the following:

                  * copies of any and all documents in your possession that relate to your Policy or Annuity or your claim, whether or not those documents support your claim; and

                  * any other evidence you believe would be helpful in evaluating your claim, including, for example, sworn statements of other persons such as your spouse, other family members or others.

         If you do not complete your Claim Form and submit copies of all documents in your possession concerning your Policy or Annuity or your claim, your failure to do so could adversely affect the relief you might receive in Claim Evaluation.

                  FOR ANY CLAIM WITHIN THE CLAIM REVIEW PROCESS OR THE PART 9 ARBITRATION PROCEDURES, YOU MUST FILE YOUR CLAIM WITHIN 60 DAYS OF RECEIVING THE CLAIM FORM FROM METLIFE. IF YOU DO NOT RETURN YOUR CLAIM FORM BY THE DEADLINE, YOU NO LONGER WILL BE ELIGIBLE FOR CLAIM EVALUATION, BUT INSTEAD WILL AUTOMATICALLY RECEIVE THE GENERAL RELIEF DESCRIBED ABOVE FOR YOUR POLICY OR ANNUITY.


                  DEFERRED ACQUISITION COST ("DAC") TAX RELIEF

         Regardless of whether you elect Claim Evaluation or receive General Relief, you will be eligible to receive the DAC Tax Relief if the Policy making you a Class Member is a qualifying Policy. Consult your Benefit Voucher to determine whether you are eligible for DAC Tax Relief. You do not have to do anything to receive DAC Tax Relief. If you own or owned a qualifying Policy, you will receive it automatically once the settlement is approved and upheld on appeal.

         DAC Tax Relief consists of additional death benefit coverage, as described below. The value of the death benefit to the Class is $40.3 million, based on comparable insurance rates on the open market. In addition, MetLife has agreed that, no later than a month after the settlement is implemented, the Company will not include the costs associated with the DAC Tax as part of the cost of insurance charge or other charge or expense on the Policies identified in the Settlement Agreement if the costs associated with the DAC Tax are currently included in the cost of insurance charges for such Policies. The value to the Class of MetLife's commitment is $136.9 million.

         A.       CLAIMS COVERED BY THE DAC TAX RELIEF

         The DAC Tax Relief addresses claims that MetLife allegedly improperly imposed on particular Policies certain costs of insurance or other charges designed to recapture MetLife's costs associated with the Deferred Acquisition Cost Tax established in section 848 of the Internal Revenue Code.

         B.       HOW THE DAC TAX RELIEF WORKS

         Regardless of whether you elect the Settlement Death Benefit or Claim Evaluation, MetLife will automatically provide you with death benefit coverage under the DAC Tax Relief for any of your Policies that are eligible for DAC Tax Relief. You do not need to do anything to receive this relief if your Policy is eligible for it. If the Measuring Life for your Policy, as described below, dies during the coverage period, the Payee, as described below, will receive a death benefit in the amount set forth below upon providing MetLife with due proof of the death of the Measuring Life within the coverage period.

         The amount and duration of the DAC Tax Relief that you may receive for each eligible Policy will depend on (i) the age of the Measuring Life as of the date the settlement is implemented, (ii) the Policy Face Amount of the Policy that makes you eligible for relief, and (iii) whether and when your Policy terminated. The following chart shows how these factors work:

                                                     Death Benefit as Percentage of Policy Face Amount
                                       ---------------------------------------------------------------------------------
                                                                           Termination Year
                                                 -----------------------------------------------------------------------
Attained            Coverage            In
Age                 Period              Force     1993      1994      1995       1996      1997      1998       1999
-------------      ---------------    -------    --------  --------  --------  ---------  --------  --------   ---------
0 to 30             59 Months          2.8%        0.3%      0.7%      1.0%       1.4%      1.7%      2.1%       2.4%

31 to 40               4 Years         2.8%        0.3%      0.7%      1.0%       1.4%      1.7%      2.1%       2.4%

41 to 50               3 Years         2.1%        0.3%      0.5%      0.8%       1.0%      1.3%      1.6%       1.8%

51 to 60               3 Years         1.4%        0.2%      0.3%      0.5%       0.7%      0.9%      1.0%       1.2%

61 and over            2 Years         1.4%        0.2%      0.3%      0.5%       0.7%      0.9%      1.0%       1.2%

         If you do not elect Claim Evaluation and instead receive the Settlement Death Benefit, any change you make to the Payee or Measuring Life with respect to your Settlement Death Benefit will automatically apply to the DAC Tax Relief as well. The requirements and procedures for changing the Payee and the Measuring Life for the DAC Tax Relief are the same as for the Settlement Death Benefit described above. For your convenience, those procedures are set forth below:

                  1. PAYEE. The person who will be paid the DAC Tax Relief is known as the "Payee." THE DEFAULT PAYEE IS THE CLASS MEMBER, AS SHOWN ON THE ENCLOSED STATEMENT OF ELIGIBILITY. However, you may change the Payee in the manner described below.

                  2. MEASURING LIFE. The person upon whose death the DAC Tax Relief will be paid is known as the "Measuring Life." The Default Measuring Life is the same person listed as the insured under the Policy that makes you eligible for relief, unless you designate someone else, as discussed below. THE NAME OF THE DEFAULT MEASURING LIFE ALSO IS SHOWN ON THE STATEMENT OF ELIGIBILITY.

                  3. CHANGING THE PAYEE. If you want to change the Payee on your DAC Tax Relief, you may choose any other person as the Alternate Payee. You should change the Payee if that person dies before the settlement is implemented or during the period the DAC Tax Relief is in effect. You may change the Payee any time prior to the death of the Measuring Life by filling out the enclosed Designation Form and returning it to:

                           The MetLife Class Action Information Center
                           P.O. Box 1564
                           Faribault, MN 55021-1564
                           Re:  Designation Form

                  4. CHANGING THE MEASURING LIFE. You MUST change the Measuring Life for the DAC Tax Relief if the Measuring Life shown on your Statement of Eligibility is no longer alive as of the date the settlement is implemented.


                           - In that event, you may designate as the Alternate Measuring Life yourself, your spouse, your parent, your child (including a stepchild residing with you), or any other person in whom you have an insurable interest. (Having an "insurable interest" in someone means that you may purchase life insurance covering that person's life. If you have any questions about whether you have an "insurable interest" in a particular person, please call the following toll-free number established to handle inquiries about the proposed settlement: 1-800-843-4790. Or, if you use TDD/TTY, call 1-800-846-0798.)

                           - Simplified Underwriting will apply to the Alternate Measuring Life. If the person you designate as the Alternate Measuring Life cannot meet the Simplified Underwriting requirements, you must name a different person as the Alternate Measuring Life.

                  To change the Measuring Life for the DAC Tax Relief, you must fill out the enclosed Designation Form and return it to:

                           The MetLife Class Action Information Center
                           P.O. Box 1564
                           Faribault, MN 55021-1564
                           Re:  Designation Form

                  YOU MUST MAKE ANY CHANGE IN THE MEASURING LIFE BEFORE THE PROPOSED SETTLEMENT BECOMES FINAL AND IS NO LONGER SUBJECT TO APPEAL OR, IF THE TIMING OF THE MEASURING LIFE'S DEATH MAKES THAT IMPOSSIBLE, WITHIN 30 DAYS AFTER THE DEATH OF THE MEASURING LIFE. CHANGING THE MEASURING LIFE THEREFORE IS DIFFERENT FROM CHANGING THE PAYEE BECAUSE YOU MAY CHANGE THE PAYEE AT ANY TIME PRIOR TO THE DEATH OF THE MEASURING LIFE.

         IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSED SETTLEMENT OR THE INFORMATION IN THE CLASS NOTICE OR THIS FACT SHEET, PLEASE TELEPHONE 1-800-843-4790 (OR, IF YOU USE TDD/TTY, 1-800-846-0798).

                                   [PANEL ONE]

                                 BENEFIT VOUCHER
                       THE METLIFE CLASS ACTION SETTLEMENT
                              VOUCHER [#XXXXXXXXXX]

                  This document is evidence of a valuable death benefit. Please do not discard. Keep this document with your important papers. You will need to submit this document to obtain the death benefits described below.

OWNER(S):  [Name(s)]                                             DEFAULT PAYEE(S):  [Name(s)]
DEFAULT MEASURING LIFE:  [Name]                                  AGE OF THE DEFAULT MEASURING LIFE AS OF THE
ESTIMATED SETTLEMENT DEATH BENEFIT AMOUNT: [$999,999]            POLICY  ANNIVERSARY IN THE YEAR 2000: [XX]
ESTIMATED ACCIDENTAL DEATH BENEFIT AMOUNT: [              ]      (for Policies only)
ESTIMATED DAC TAX RELIEF AMOUNT: [          ]
POLICY OR ANNUITY NO.:  [xxxxxxxxxx]                             POLICY FACE AMOUNT OR ANNUITY ACCOUNT VALUE: [$99,999]
COMPANY:  [Company]                                              STATUS OF POLICY OR ANNUITY AS OF 7/27/99:  [Terminated or In
                                                                 Force]

For purposes of the proposed settlement, if your policy or annuity is providing coverage under a reduced paid-up or extended term nonforfeiture option, its status is shown as terminated.



As part of a proposed class action settlement, MetLife will provide a free Settlement Death Benefit or a free Accidental Death Benefit to all Class Members receiving General Relief. In addition, MetLife will provide the DAC Tax Relief to owners of certain Policies regardless of whether they receive General Relief or Claim Evaluation. If you are eligible to receive DAC Tax Relief, the estimated amount of that relief is indicated above.



--------------------------------------------------------------------------------
The Settlement Death Benefit and Accidental Death Benefit will take effect only if the proposed settlement is implemented and the above Owner(s) receive General Relief. The DAC Tax Relief will take effect only if the proposed settlement is implemented. The settlement cannot be implemented until it has been approved by the Court and any appeals are resolved in favor of the settlement. You may call the toll free number shown below after that date for information on the actual effective date of this coverage.
--------------------------------------------------------------------------------

                                   [PANEL TWO]

Payment of any of the death benefits described in this voucher is subject to the final settlement of the lawsuit captioned In re: Metropolitan Life Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091 (W.D. Pa.) and the provisions found in the Stipulation of Settlement of that action, including all of its exhibits.

SETTLEMENT DEATH BENEFIT (SDB). The SDB applies only to Policies and provides a benefit to the Payee, payable upon MetLife's receipt of due proof of death of the Measuring Life during the SDB coverage period (excluding death resulting from suicide, while sane or insane). The SDB coverage is as stated in the Stipulation of Settlement, the Class Notice and the Fact Sheet. It begins on the date the settlement is implemented and can last up to 59 months. The estimated SDB amount is shown above, and the final amount will be determined as described in the Stipulation of Settlement, Class Notice and Fact Sheet.

ACCIDENTAL DEATH BENEFIT (ADB). The ADB applies only to Annuities and provides a benefit to the Payee, payable upon MetLife's receipt of due proof of the Accidental Death of the Measuring Life during the ADB coverage period. The ADB coverage is as described in the Stipulation of Settlement, Class Notice and the Fact Sheet. The term "Accidental Death" is defined below. The coverage begins on the date the settlement is implemented and lasts 3 years. The estimated ADB amount is shown above, and the final amount will be determined as described in the Stipulation of Settlement, Class Notice and Fact Sheet.

THE DAC TAX RELIEF. You are eligible for DAC Tax Relief only if the Policy making you a Class Member is a qualifying Policy, as established in the Stipulation of Settlement. DAC Tax Relief provides a death benefit to the Payee, payable upon receipt of due proof of the death of the Measuring Life during the DAC Tax Relief coverage period (excluding death resulting from suicide, while sane or insane). The DAC Tax Relief coverage is as stated in the Stipulation of Settlement, the Class Notice and the Fact Sheet. It begins on the date the settlement is implemented and can last up to 59 months. The estimated amount of DAC Tax Relief for which you are eligible, if any, is shown above, and the final amount will be determined as described in the Stipulation of Settlement, Class Notice and Fact Sheet.

GENERAL PROVISIONS AND DEFINITIONS. The following general provisions and definitions apply to this voucher:

         Accidental Death. Accidental Death means death occurring as a result, directly and independently of all other causes, of bodily injuries, effected solely through external, violent and accidental means within 90 days of the accident. The Accidental Death Benefit will not be paid for death resulting from suicide, while sane or insane; disease or infections, except for an infection resulting from an accidental cut or wound; physical or mental illnesses or the diagnosis or treatment of such illnesses; declared or undeclared war, or an act of war; any drug taken or absorbed, unless prescribed by a physician; committing or attempting to commit an assault or felony; or injuries received while operating, learning to operate or acting as a pilot or crew member of an aircraft.

         Estimated Death Benefits. The amount of the death benefits shown above is an estimate, based upon the provisions in the Stipulation of Settlement, the Class Notice and the Fact Sheet. The actual amount cannot be known before the settlement is implemented, which will not occur before the Court approves the settlement and any appeals are exhausted. You may call the toll free number shown below after that date for information on the actual effective date of this coverage.

         Measuring Life. The Measuring Life under the death benefits described in this voucher will be the Default Measuring Life shown above. However, if the Default Measuring Life is deceased, then the accompanying Designation Form must be used to identify an Alternate Measuring Life that is a member of your Affinity Group as defined in the Stipulation of Settlement. Coverage on any Alternate Measuring Life is contingent on meeting Simplified Underwriting requirements.

         Payee. The Payee under the death benefits described in this voucher will be the Default Payee shown above, unless the Designation Form is used to identify an Alternate Payee applicable to the death benefits provided in the settlement.

         Age: The amount of any SDB and DAC Tax Relief payment will depend on, among other things, the age of the Measuring Life as of the date the settlement is implemented. The age, according to our records, of the Default Measuring Life as of his or her Policy anniversary in the year 2000 is shown above on this voucher. The amount of any ADB does not vary with the age of the Measuring Life.

         Reliance on Statements: We will rely on all statements in the application for coverage for any Alternate Measuring Life as being complete and true to the best of that person's knowledge and belief.

         Filing Claims. Upon the death or Accidental Death, as applicable, of the Measuring Life while any of the death benefits described in this voucher are in effect, you should submit this voucher, together with due proof of the death or Accidental Death, as applicable, of the Measuring Life, to:

                       Metropolitan Life Insurance Company
                             Client Relations Center
                              500 Schoolhouse Road
                          Johnstown, Pennsylvania 15904
                           Attention: Claim Department



ANY QUESTIONS?    CALL 1-800-843-4790 (OR TDD/TYY NUMBER          [COMPANY CODE]
                       1-800-846-0798) UNTIL DECEMBER 2, 1999
                  CALL 1-800-XXX-XXXX AFTER DECEMBER 2, 1999

METLIFE CLASS ACTION INFORMATION CENTER         STATEMENT OF ELIGIBILITY

POLICY/ANNUITY OWNERSHIP INFORMATION:           Owner(s):
                                                Name
                                                Street Address
Identification Number:  123456789



Policy/Annuity Status as of July 27, 1999:  [In Force] [Terminated]
For purposes of the proposed settlement, if your policy or annuity is providing coverage under a reduced paid-up or extended term nonforfeiture option, its status is shown as terminated.

IF THE ADDRESS OR OTHER INFORMATION PRINTED HERE IS INCORRECT, PLEASE SEND ANY CORRECTIONS IMMEDIATELY TO: METLIFE CLASS ACTION INFORMATION CENTER, P.O. BOX 1564, FARIBAULT, MINNESOTA 55021-1564.

According to our records, you are a member of a class on whose behalf a lawsuit has been brought against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, and Metropolitan Tower Life Insurance Company (collectively referred to as "MetLife"). The lawsuit, and the proposed settlement of the lawsuit, are described in detail in the accompanying Class Notice. PLEASE READ THE ENTIRE NOTICE CAREFULLY.

This statement describes the relief that you will be eligible to receive if the proposed settlement is approved by the Court and you remain a member of the class. Each of the forms of relief offered under the settlement is described in detail in the accompanying Notice at pages __-__ and in the Fact Sheet enclosed with the Notice. There will be only one award of relief per Policy or Annuity, except that certain Policies will receive DAC Tax Relief automatically in addition to either General Relief or Claim Evaluation. Where more than one person or entity has or had an ownership interest in a Policy or Annuity, all owners are presumed to be acting jointly. If one such person or entity requests that the Policy or Annuity be excluded from the Class, then all persons with an ownership interest in that particular Policy or Annuity shall be bound by that decision.

--------------------------------------------------------------------------------

 IDENTIFICATION NUMBER AND              RELIEF FOR WHICH YOU WILL BE ELIGIBLE
   NAME(S) OF OWNER(S)                  IF THE PROPOSED SETTLEMENT IS APPROVED

--------------------------------------------------------------------------------
OWNER(S)                                       GENERAL RELIEF
JOHN W. SMITH (123456789)                  SETTLEMENT DEATH BENEFIT
                                           DEFAULT PAYEE(S):  [NAMES]*
                                           DEFAULT MEASURING LIFE:  [NAME]**

                                                          OR

                                                   CLAIM EVALUATION

                                                          AND

                                                    DAC TAX RELIEF

--------------------------------------------------------------------------------

* You may name any other individual as the Payee under the death benefits listed on this statement by using the enclosed Designation Form.

** If the person identified above as the Default Measuring Life is deceased, you MUST designate another person as the Measuring Life for purposes of the death benefits identified on this statement. To make this change, please use the enclosed Designation Form BEFORE THE SETTLEMENT BECOMES FINAL OR IS IMPLEMENTED, or, if that is impossible due to the date of death of the Measuring Life, within 30 days of the date of death of the Measuring Life. You may change the Default Payee at any time before the death of the Measuring Life. You SHOULD change the Payee if he or she dies before the date the settlement is implemented or while the death benefit coverage is in effect.

                                     [FRONT]

                                DESIGNATION FORM
                       THE METLIFE CLASS ACTION SETTLEMENT

CLASS MEMBER:  [NAME], [ADDRESS]
ORIGINAL CLASS POLICY OR ANNUITY:  [COMPANY] [XXXXXXXX]
DEFAULT MEASURING LIFE:  [NAME]             DEFAULT PAYEE(S):  [NAME(S)]

Use the back of this Designation Form to designate an Alternate Measuring Life and/or an Alternate Payee. Unless you state otherwise, the Payee and the Measuring Life will be the Default Payee and the Default Measuring Life shown on your Eligibility Statement.

YOU DO NOT NEED TO RETURN THIS DESIGNATION FORM TO TAKE ADVANTAGE OF THE DEATH BENEFITS PROVIDED IN THE SETTLEMENT, EXCEPT AS FOLLOWS: If the Default Measuring Life is deceased as of the date the settlement is implemented, then you ARE REQUIRED to change the Measuring Life. To do so, complete Section 2 and Section 3 on the back of this Designation Form and mail to the address provided before the date this benefit is implemented or, if that is impossible because of the date of the Measuring Life's death, within 30 days of the death of the Measuring Life. You SHOULD change the Payee if the Payee dies before the date the settlement is implemented or during the period your death benefits are in effect.

                         QUESTIONS? CALL 1-800-843-4790
                    (OR, IF YOU USE TDD/TYY, 1-800-846-0798).

                                     [BACK]

Complete Section 2 and Section 3 below to change the Payee at any time before the death of the Measuring Life. (Changing the Payee will have no effect on any beneficiary designation for your original Class Policy or Annuity.)

--------------------------------------------------------------------------------
SECTION 1.  COMPLETE THIS SECTION TO DESIGNATE AN ALTERNATE MEASURING LIFE

The Default Measuring Life is deceased. I am designating the below named Alternate Measuring Life. I understand that this Alternate Measuring Life is subject to underwriting approval.

Name:  ______________  Social Security # ___-____-_____   Date of Birth  _______
Relationship to Owner(s):  _____________________________________________________

SECTION 2.  COMPLETE THIS SECTION TO DESIGNATE AN ALTERNATE PAYEE

I designate and understand that the Default Payee will be changed to the person named below as Alternate Payee.


Alternate Payee:           Name:  _________________________________

                           Social Security # ____-____-____

                           Address:  ______________________________


SECTION 3.  SIGNATURE OF OWNER(S).

[OWNER NAME]               Signature:  _____________________  Date:  __________
                           Address:  ___________________________________________


[OWNER NAME]               Signature:  _____________________  Date:  __________
                           Address:  ___________________________________________
--------------------------------------------------------------------------------

                ALL COMPLETED AND SIGNED DESIGNATION FORMS SHOULD BE MAILED TO:

                           METLIFE CLASS ACTION INFORMATION CENTER
                           P.O. BOX 1564
                           FARIBAULT, MINNESOTA 55021-1564
                           RE:  DESIGNATION FORM

METLIFE CLASS ACTION INFORMATION CENTER                 CLAIM EVALUATION
                                                         ELECTION FORM

POLICY/ANNUITY OWNERSHIP INFORMATION:       Owner(s):
                                            Name
                                            Street Address
Identification Number:  123456789


RETURN THIS FORM ONLY IF YOU WANT TO ELECT CLAIM EVALUATION INSTEAD OF GENERAL RELIEF. IF YOU WANT THE GENERAL RELIEF, YOU SHOULD NOT RETURN THIS ELECTION FORM.



                  YES, I/WE WANT TO SUBMIT A CLAIM OF MISREPRESENTATION (OR OTHER CLAIM) CONCERNING MY/OUR POLICY OR ANNUITY NUMBER PRINTED ABOVE. (IF THE NUMBER PRINTED ABOVE IS NOT THE NUMBER FOR WHICH YOU WANT TO SUBMIT A CLAIM, PLEASE PRINT THE POLICY OR ANNUITY NUMBER AFTER THE NEXT SENTENCE.) I/WE REALIZE THAT THIS ELECTION WILL MAKE ME/US INELIGIBLE FOR THE GENERAL RELIEF.


------------------------------------
Signature of Owner

My Daytime Telephone Number is
                              ----------------

If your address as listed above is not correct, please provide the correct address below:

--------------------------------------------------------------------------------
Street
--------------------------------------------------------------------------------
City                           State                               Zip Code

--------------------------------------------------------------------------------
*You must return this Election Form if you want to submit a claim to Claim Evaluation. Once the proposed settlement is final, you will receive a separate Claim Form with instructions on how to present your claim.

Please note that the relief awarded in Claim Evaluation can range from none at all to relief designed to redress any loss that may have resulted from the alleged wrongdoing.

         IF YOU WANT TO SUBMIT A CLAIM TO CLAIM EVALUATION, YOU MUST COMPLETE THIS ELECTION FORM AND MAIL IT SO THAT IT IS RECEIVED BY NOVEMBER 2, 1999, AT THIS ADDRESS:

                           THE METLIFE CLASS ACTION INFORMATION CENTER
                           P.O. BOX 1564
                           FARIBAULT, MINNESOTA 55021-1564
                           RE:  ELECTION FORM

--------------------------------------------------------------------------------
                       QUESTIONS?  CALL 1-800-843-4790
                   (OR, IF YOU USE TDD/TYY, 1-800-846-0798)

                     ENCLOSED IS AN IMPORTANT LEGAL NOTICE

THE ENCLOSED NOTICE DESCRIBES YOUR RIGHTS AND HOW THEY WILL BE AFFECTED BY THE PROPOSED SETTLEMENT OF A CLASS ACTION LAWSUIT INVOLVING CERTAIN LIFE INSURANCE POLICIES AND ANNUITIES ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY, AND METROPOLITAN TOWER LIFE INSURANCE COMPANY. YOU ARE NOT BEING SUED.

IF YOU NEED ASSISTANCE OR ADDITIONAL INFORMATION ABOUT THIS NOTICE AND YOUR RIGHTS UNDER THE SETTLEMENT, CALL 1-800-843-4790 (OR, IF YOU USE TDD/TTY 1-800-846-0798). OPERATORS WILL BE ABLE TO ASSIST YOU IN THE LANGUAGE OF YOUR CHOICE.


                  [REPEATED IN SPANISH, JAPANESE AND RUSSIAN]

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT C









                               PUBLICATION NOTICE

                         [SUMMARY (PUBLICATION) NOTICE]

                          UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA

-------------------------------------
IN RE:                              )
METROPOLITAN LIFE INSURANCE         )
COMPANY SALES PRACTICES             )        MISC. DOCKET NO. 96-179
LITIGATION                          )        MDL NO. 1091
                                    )
THIS DOCUMENT RELATES TO:           )        SUMMARY NOTICE OF CLASS
                                    )        ACTION, PROPOSED SETTLE-
                                    )        MENT AND FAIRNESS HEARING
Amodeo            C.A. No. 96-0795  )
Biggs             C.A. No. 96-0038  )
Caskey            C.A. No. 95-1426  )
Garrett           C.A. No. 96-0436  )
Oddi              C.A. No. 96-0051  )
------------------------------------)

TO:      ALL PERSONS OR ENTITIES WHO OWN OR OWNED ANY
         PERMANENT LIFE INSURANCE POLICY OR ANY DEFERRED
         ANNUITY CONTRACT OR CERTIFICATE ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY, OR METROPOLITAN TOWER LIFE INSURANCE COMPANY (TOGETHER, "METLIFE") IN THE UNITED STATES DURING THE PERIOD FROM JANUARY 1, 1982 THROUGH DECEMBER 31, 1997 (THE "CLASS PERIOD") PURSUANT TO AN INDIVIDUAL SALE.

The above-captioned consolidated class action lawsuit (the "Action") has been pending against MetLife in the United States District Court for the Western District of Pennsylvania (the "Court"). The parties to the Action have reached a proposed settlement pursuant to a Stipulation of Settlement and exhibits thereto (the "Settlement Agreement"). The Court has preliminarily certified a Class for settlement purposes and has authorized the publication of this notice.

PLEASE TAKE NOTICE that the Court (United States District Judge Donetta W. Ambrose and United States Magistrate Judge Kenneth J. Benson, sitting jointly) will hold a fairness hearing on December 2, 1999, at 10 a.m., at the federal Courthouse, U.S. Post Office and Courthouse, Seventh Avenue and Grant Street, Pittsburgh, Pennsylvania, in Courtroom 5 on the 6th Floor, to determine: (1) whether the Class should be finally certified for settlement purposes; (2) whether the proposed settlement of the Action should be approved as fair, reasonable and adequate; (3) whether the Action should be dismissed with prejudice pursuant to the terms of the proposed settlement; (4) whether Class Members should be bound by the release set forth in the proposed settlement; (5) whether Class Members should be permanently enjoined from, among other things, starting, continuing, intervening in, participating in, or receiving any benefits from (as Class Members or otherwise), any lawsuit, arbitration, administrative, regulatory or other proceeding or order in any jurisdiction based on or relating to the claims, facts or circumstances set forth in the Action and/or the Released Transactions (as defined in the Settlement Agreement); (6) whether incentive awards, if requested, of up to $2,500 per person for certain plaintiffs who have served as class representatives in this or other class actions against MetLife should be approved; and (7) whether Co-Lead Counsel for Plaintiffs' application for an award of attorneys' fees and expenses should be approved.

         A DETAILED NOTICE OF CLASS ACTION, PROPOSED SETTLEMENT AND FAIRNESS HEARING (THE "CLASS NOTICE") HAS BEEN MAILED TO THE LAST KNOWN ADDRESS, AS REFLECTED BY METLIFE'S RECORDS, OF THE CURRENT OR LAST OWNER(S) OF RECORD OF AFFECTED POLICIES AND ANNUITIES. THE CLASS NOTICE DESCRIBES IN DETAIL THE PROPOSED SETTLEMENT AND CLASS MEMBERS' RIGHTS. THE PROPOSED SETTLEMENT AND THE SCHEDULED COURT HEARING MAY AFFECT THOSE RIGHTS. IF YOU ARE A MEMBER OF THE CLASS AND HAVE NOT RECEIVED A COPY OF THE CLASS NOTICE, YOU SHOULD OBTAIN ONE IMMEDIATELY, EITHER BY (I) CALLING THE METLIFE CLASS ACTION INFORMATION CENTER AT 1-800-843-4790 (OR IF YOU USE TDD/TTY, 1-800-846-0798) OR (II) WRITING TO THE METLIFE CLASS ACTION INFORMATION CENTER, P.O. BOX 1564, FARIBAULT, MINNESOTA 55021-1564.


(1) THE SETTLEMENT CLASS. The Court has preliminarily certified a Class of Policy owners and Annuity owners for settlement purposes only. THE CLASS INCLUDES all persons and entities (such as companies or trusts), except those listed below, who have or had an ownership interest in one or more permanent life insurance policies or deferred annuity contracts or certificates issued by MetLife in the United States during the Class Period pursuant to an individual sale.

THE CLASS DOES NOT INCLUDE the following persons or entities under any circumstances:

         - any present or former MetLife employee, director or sales representative, or his or her spouse;

         - an insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under section 1035 of the Internal Revenue Code.

THE CLASS ALSO DOES NOT INCLUDE certain other persons or entities (unless and to the extent such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity that otherwise falls within the Class definition) who have or had an ownership interest in Policies or Annuities that:

         - are timely excluded from the Class in accordance with the steps described below and in Part H of the Class Notice; or

         - resulted in an award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Insurance Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.); or

         - were the subject of a release settling a claim or dispute and releasing MetLife from any further liability concerning such Policies or Annuities, provided that the release was signed by the person or entity while represented by an attorney; or

         - were terminated because of the death of the insured, the annuity owner or the annuitant; or

         - were not accepted or paid for by the customer, or were returned to MetLife as part of the exercise of a free look provision in the Policies or Annuities; or

         - were rescinded (a) as part of a reissue of a new Policy or Annuity, or (b) because of a material misrepresentation on the application for the particular Policy or Annuity, or (c) where the owner was represented by counsel and the premiums and other monies paid were returned to the owner with interest; or

         - make the owner a member of the class involving the allegedly improper sale of life insurance policies or annuities in certain European countries, which was certified on August 24, 1998, by the United States District Court for the Southern District of New York in Dornberger v. Metropolitan Life Insurance Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.); or

         - were issued in connection with the Transamerica HomeFirst Reverse Mortgage Program.

(2) CHOICES AND DEADLINES FOR CLASS MEMBERS. If you are a Class Member, you have the following choices for each Policy or Annuity issued during the Class Period in which you have (or had) an ownership interest:

         - YOU MAY REMAIN IN THE CLASS AND PARTICIPATE IN THE BENEFITS UNDER THE PROPOSED SETTLEMENT IF IT IS APPROVED. YOUR INTERESTS WILL BE REPRESENTED WITHOUT COST TO YOU BY THE LAW FIRMS OF MILBERG WEISS BERSHAD HYNES & LERACH LLP AND SPECTER SPECTER EVANS & MANOGUE, P.C., WHICH ARE ACTING AS CO-LEAD COUNSEL FOR THE CLASS. If you remain in the Class, you will be bound by all orders and judgments entered in this case, whether favorable or unfavorable. You will not be able to start or continue any other claim, lawsuit or other proceeding against MetLife relating to your Policies or Annuities that are encompassed by the Release, which is reprinted in full as Appendix A to the Class Notice.

         - If you remain in the Class, you must decide now between two types of relief offered under the proposed settlement for each of your Policies or Annuities you decide to keep in the Class:
                  GENERAL RELIEF and CLAIM EVALUATION. You cannot participate in both. In addition, if you own or owned certain Policies, you will also automatically receive the DAC TAX RELIEF described below and in Part E of the Class Notice.

                  - IF YOU WANT TO RECEIVE GENERAL RELIEF (DESCRIBED BELOW AND IN PART E.1 OF THE CLASS NOTICE) FOR EACH OF YOUR POLICIES OR ANNUITIES, YOU DO NOT NEED TO DO ANYTHING NOW (OTHER THAN CALL THE TOLL-FREE NUMBER AND REQUEST A CLASS NOTICE IF YOU HAVE NOT RECEIVED
                           ONE). You AUTOMATICALLY will receive the General Relief for which you are eligible if the proposed settlement is approved.

                  - IF YOU WANT TO SUBMIT A CLAIM TO CLAIM EVALUATION (DESCRIBED BELOW AND IN PART E.2 OF THE CLASS NOTICE) FOR ANY OF YOUR POLICIES OR ANNUITIES, YOU MUST RETURN THE ELECTION FORM ENCLOSED WITH THE CLASS NOTICE TO THE METLIFE CLASS ACTION INFORMATION CENTER, P.O. BOX 1564, FARIBAULT, MINNESOTA 55021-1564. YOUR ELECTION FORM MUST BE RECEIVED NO LATER THAN NOVEMBER 2, 1999. After the proposed settlement is approved and any appeals have been exhausted, you will receive a Claim Form with instructions on how to file your claim to obtain benefits under Claim Evaluation. If your Election Form is not received by November 2, 1999, you will not receive any relief under Claim Evaluation. Instead, you automatically will receive the General Relief for which you are eligible and the DAC Tax Relief, if applicable.

                  - IF YOU REMAIN IN THE CLASS, YOU MAY OBJECT TO ANY ASPECT OF THE PROPOSED SETTLEMENT. To do so, you must file a written objection in accordance with Part I.2 of the Class Notice. THE COURT MUST RECEIVE YOUR WRITTEN OBJECTION(S) NO LATER THAN NOVEMBER 2, 1999 AT THE FOLLOWING ADDRESS:

                                    Clerk of the Court
                                    United States District Court
                                    U.S. Post Office and Courthouse
                                    Seventh Avenue and Grant Street
                                    Pittsburgh, Pennsylvania 15219
                                    Re:  Misc. Docket No. 96-179, MDL No. 1091

                      YOU ALSO MUST MAIL YOUR WRITTEN OBJECTION(S) TO THE ATTORNEYS FOR THE PARTIES, AS DESCRIBED IN PART I.2 OF THE CLASS NOTICE, BY THE SAME DEADLINE. If you submit a written objection(s), you (or an attorney acting for you at your own expense) may appear at the Court hearing to make your objection(s). If the Court does not agree with your objection(s), you nevertheless will be bound by the orders and judgment in this Action, but will still be eligible for relief under the settlement.

                  - YOU MAY EXCLUDE YOURSELF FROM THE CLASS BY SUBMITTING A FORMAL, WRITTEN REQUEST FOR EXCLUSION FOR EACH POLICY OR ANNUITY THAT YOU WISH TO EXCLUDE. THE EXCLUSION REQUEST MUST COMPLY WITH PART H OF THE CLASS NOTICE AND MUST BE MAILED TO THE FOLLOWING ADDRESS SO THAT IT IS RECEIVED NO LATER THAN NOVEMBER 2, 1999:

                                    The MetLife Class Action Information Center
                                    P.O. Box 1564
                                    Faribault, Minnesota 55021-1564
                                    Re: Exclusion from the Class

                      PLEASE WRITE THE WORDS "EXCLUSION REQUEST" ON THE LOWER LEFT-HAND CORNER OF THE FRONT OF THE ENVELOPE. If you are excluded from the Class (i) you will not be eligible for any benefits under the proposed settlement; (ii) you will not be allowed to object to the proposed settlement, and (iii) you will not be bound by any orders or judgments entered in this case.

(3) SETTLEMENT RELIEF. There are three categories of benefits available under the proposed settlement: GENERAL RELIEF, CLAIM EVALUATION AND DEFERRED ACQUISITION COST ("DAC") TAX RELIEF. CLASS MEMBERS MUST CHOOSE BETWEEN GENERAL RELIEF AND CLAIM EVALUATION FOR EACH OF THEIR POLICIES OR ANNUITIES. DAC TAX RELIEF is available automatically if you own or owned certain Policies identified in the Settlement Agreement.

         (a) GENERAL RELIEF. Simply by remaining in the Class and not electing to participate in Claim Evaluation for a particular Policy or Annuity, you automatically will receive the General Relief for which you are eligible. There are two forms of General Relief: the SETTLEMENT DEATH BENEFIT for Policies and the ACCIDENTAL DEATH BENEFIT for Annuities.

         - THE SETTLEMENT DEATH BENEFIT. For each Class Member who owns or owned an eligible Policy (not an Annuity), the Settlement Death Benefit provides, for a limited period, a free death benefit payable upon MetLife's receipt of due proof of the death within the prescribed period of the person whose life is insured under the Policy (or an Alternate Measuring Life, as defined in Part E.1 of the Class Notice, designated by the Class Member in accordance with the procedures described in Part E.1 of the Class Notice). The length and amount of the Settlement Death Benefit will depend on the type of Policy, the face amount of the Policy, the age of the person whose life is insured under the Policy (or the Alternate Measuring
                  Life), and whether the Policy is still in force, and, if not, when it was terminated. The Settlement Death Benefit will last for a period ranging from 12 to 59 months, in an amount ranging from 2.5% to 16.6% of the face amount of the Policy that makes the Class Member eligible for relief.

         - THE ACCIDENTAL DEATH BENEFIT. For each Class Member who owns or owned an eligible Annuity (not a Policy), the Accidental Death Benefit provides, for a limited period, a free death benefit payable upon MetLife's receipt of due proof of the accidental death within the prescribed period of the annuitant under the Annuity (or an Alternate Measuring Life, as defined in Part E.1 of the Class Notice, designated by the Class Member in accordance with the procedures described in Part E.1 of the Class Notice). The Accidental Death Benefit will last for three years, and the amount of coverage will range from $1,500 to

                  $5,500, depending on the Annuity Account Value, as that term is defined in the Settlement Agreement.

         (b) CLAIM EVALUATION. If you believe you were misled by a misstatement or omission of material information by MetLife, or were otherwise harmed by wrongdoing in connection with your Policy or Annuity, you may elect to submit your claim to Claim Evaluation instead of automatically receiving General Relief. Claim Evaluation is provided at no cost to you.

                  - In Claim Evaluation, the relief awarded can range from none at all to relief designed to redress any loss that may have resulted from the alleged wrongdoing, based on the nature and strength of your claim, as evidenced by your written description of your claim and any other documents or other materials you submit, as well as the documents and information that MetLife will assemble about your Policy or Annuity. For more information on the Claim Evaluation procedures, see Part E.2 of the Class Notice.

                  - Examples of claims that may be resolved in Claim Evaluation include the following:

                           - Replacement Claims: Any claim that, at the time you bought your Policy or Annuity, MetLife or its sales representatives misrepresented to you the advantages, disadvantages or financial impact of using the cash or account value, dividends or interest from an existing policy or annuity
                                    - whether issued by MetLife or by any other company - to purchase a new MetLife Policy or Annuity.

                           -        Accelerated Payment or Vanishing Premium
                                    Claims: Any claim that MetLife or its sales representatives misrepresented to you that you would only have to pay a single or fixed number of premium payments on a Policy, that you would not have to pay additional premium payments out of pocket after a specified date or number of payments, or that MetLife would issue a "fully paid up" or "paid up" Policy for the originally illustrated face amount of insurance without any further premium payments after a specified number of years.

                           - Performance Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives misrepresented to you that the cash or account value in your Policy would not be less than illustrated or would be maintained at a specific level over the life of the Policy, or that the dividends, interest crediting rates, or policy credits would never fall below certain levels or that charges would never rise above certain levels.

                           - Savings and Retirement Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives made misrepresentations: (1) that the product you were purchasing was a savings, investment or retirement plan, without adequately disclosing to you that the product was a life insurance policy, or (2) about the relative appropriateness of using life insurance solely to meet your savings and retirement goals, or (3) about the nature of the Policy by characterizing its premiums as "deposits," "contributions," or "outlays," or calling the Policy's values "savings," "capital," a "retirement account," a "money accumulation account" or a similar investment terminology.

                           - Other Marketing Claims: For Policies, this is any claim not defined above that is based on alleged misrepresentations made in the marketing or sale of the Policy. For Annuities, this is a claim, if any exists, that is raised by the Amended Complaint in the Action and is not a Replacement Claim or a Tax Deferred Annuity Misrepresentation Claim.

                           -        Tax Deferred Annuity Misrepresentation
                                    Claims: Any claim that, at the time you
                                    bought your Annuity, MetLife allegedly
                                    improperly marketed and sold you a deferred annuity for funding a qualified plan, such as an Individual Retirement Account ("IRA") or 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax-deferred.

                  - An Alternative Dispute Resolution ("ADR") Process will be available to address other types of claims not described above. In addition, if you remain in the Class and later assert a claim against MetLife that relates to your Policy or Annuity and is not released by the Release annexed as an appendix to the Class Notice, MetLife may require you to resolve that claim in an ADR Process. This ADR Process also will allow you to address claims relating to or arising out of the servicing and administration of your Policy or Annuity after you bought it, if you did not discover those claims prior to November 2, 1999, and you could not have learned of them before that date, even if you had used reasonable care.

         (c) DAC TAX RELIEF. You will be automatically eligible to receive the DAC Tax Relief if you own or owned certain Policies identified in the Settlement Agreement. The DAC Tax Relief provides free death benefit coverage for a limited time. If your Policy qualifies, you will receive a death benefit payable upon MetLife's receipt of due proof of the death within the prescribed period of the person whose life is insured under the Policy (or an Alternate Measuring Life, as defined in Part E.3 of the Class Notice, designated by the Class Member in accordance with the procedures described in Part E.3 of the Class Notice). The length and amount of the death benefit will depend on the face amount of the qualifying Policy, the age of the person whose life is insured under the qualifying Policy (or the Alternate Measuring Life), and whether the qualifying Policy is still in force, and, if not, when it was terminated. In addition, as of a date no later than 30 days after the date the settlement is implemented, MetLife will not include the costs associated with the DAC Tax as part of the cost of insurance charge or other charge or expense on the Policies identified in the Settlement Agreement if the costs associated with the DAC Tax currently are included in cost of insurance charges for those Policies.

EACH OF THE FORMS OF SETTLEMENT RELIEF IS DESCRIBED IN GREATER DETAIL IN THE CLASS NOTICE. IF YOU BELIEVE THAT YOU ARE A CLASS MEMBER BUT YOU HAVE NOT RECEIVED A CLASS NOTICE, PLEASE CALL 1-800-843-4790 (OR IF YOU USE TDD/TTY, 1-800-846-0798) TO ASK FOR A CLASS NOTICE.

Receipt of relief under the proposed settlement may have tax consequences for you. You should consult your own tax advisor about possible tax consequences.

(4) PRELIMINARY INJUNCTION. In its [DATE] Order, the Court preliminarily enjoined all Class Members who have not been timely excluded with respect to a Policy or Annuity from filing, commencing, prosecuting, maintaining, intervening in, participating in (as Class Members or otherwise), or receiving any benefits or other relief from, any other claim, lawsuit, arbitration or administrative, regulatory or other proceeding or order in any jurisdiction based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity. The Court also preliminarily enjoined all persons from organizing or soliciting the participation of any Class Members into a separate class for purposes of pursuing as a purported class action (including by seeking to amend a pending complaint to include class allegations, or by seeking class certification in a pending action) any claim, lawsuit or other proceeding based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity. The parties will ask the Court to make the preliminary injunction permanent as to all Class Members upon final approval of the settlement. All Class Members will be bound by the permanent injunction.

(5) RELEASE. In exchange for the benefits to be provided under the proposed settlement, Class Members will release MetLife from liability for certain claims relating to Policies and Annuities. This Release is reprinted in full in Appendix A to the Class Notice. The Release may affect your rights if you decide to stay in the Class. You should read it carefully.

(6) PLAINTIFFS' INCENTIVE AWARDS. Co-Lead Counsel for Plaintiffs may request at the hearing before the Court that incentive awards of no more than $2,500 per person be paid to some or all of the plaintiffs who have served as class representatives in this Action or other class actions against MetLife. These incentive awards would be in recognition of the special efforts and risks undertaken by the recipients on behalf of the Class. If awarded, these incentive awards would be deducted from the fund established to provide cash and credit relief in the Claim Review Process.

(7) ATTORNEYS' FEES AND EXPENSES. At the Fairness Hearing, Co-Lead Counsel for the Class will ask the Court for an award of attorneys' fees not to exceed $120,000,000 and expenses not to exceed $2,500,000, to be paid by MetLife. MetLife will not oppose Co-Lead Counsel's application for an award of fees and expenses up to these amounts. MetLife's payment of any such fees and expenses will not reduce or affect any benefits to be provided to the Class under the proposed settlement.

(8) FURTHER INFORMATION. This is only a short summary of the proposed settlement. Further details are contained in the Class Notice mentioned above. If you are a member of the Class and you have not received a detailed Class Notice, if you need further information about the terms of the settlement, or if you need a large-print version of the Class Notice, please call The MetLife Class Action Information Center at 1-800-843-4790, or if you use TDD/TTY, 1-800-846-0798. Telephone calls may be monitored by counsel for Plaintiffs.

PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK OF THE COURT.



Dated:  August   , 1999
               --
         Pittsburgh, Pennsylvania

                                                              James A. Drach
                                                              Clerk of the Court

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT D









                              SCHEDULE OF POLICIES
                         ELIGIBLE FOR DAC TAX RELIEF AND
                       DAC TAX RELIEF DEATH BENEFIT CHART

                              SCHEDULE OF POLICIES
                           ELIGIBLE FOR DAC TAX RELIEF

Policy Form Number                  Policy Form Title
---------------------               -----------------

47-85 MIAC                          Flexible Premium Adjustable Life

77-83                               Flexible Premium Life
7-82 MIAC                           Flexible Premium Life
7-82 MIAC S                         Flexible Premium Life
7UL-89                              Flexible Premium Life
7UL-90                              Flexible Premium Life
7FM-85 MTL                          Flexible Premium Multifunded
7FM-90                              Flexible Premium Multifunded Life

27-84 MIAC                          Metromatic Flexible Premium Adjustable Life
27-85 MIAC                          Metromatic Flexible Premium Adjustable Life
67-84                               Metromatic Flexible Premium Adjustable Life
67-85                               Metromatic Flexible Premium Adjustable Life

40-85 MIAC*                         Single Premium Life
50-86 MIAC*                         Single Premium Life


* Costs associated with the DAC Tax are not currently included as part of the cost of insurance charges for these Policies.

                  DAC TAX RELIEF DEATH BENEFIT CHART


---------------------------------------------------------------------------------------------------------------------------
                                                       Death Benefit as Percentage of Policy Face Amount
                                      -------------------------------------------------------------------------------------
                                                                             Termination Year
                                                   ------------------------------------------------------------------------
 Attained           Coverage          In
  Age               Period            Force        1993      1994      1995       1996      1997      1998       1999
---------------------------------------------------------------------------------------------------------------------------
0 to 30             59 Months          2.8%        0.3%      0.7%      1.0%       1.4%      1.7%      2.1%       2.4%
31 to 40               4 Years         2.8%        0.3%      0.7%      1.0%       1.4%      1.7%      2.1%       2.4%
41 to 50               3 Years         2.1%        0.3%      0.5%      0.8%       1.0%      1.3%      1.6%       1.8%
51 to 60               3 Years         1.4%        0.2%      0.3%      0.5%       0.7%      0.9%      1.0%       1.2%
61 and over            2 Years         1.4%        0.2%      0.3%      0.5%       0.7%      0.9%      1.0%       1.2%
---------------------------------------------------------------------------------------------------------------------------

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT E





                               CONDITIONAL ORDER

                      IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA


IN RE: METROPOLITAN LIFE           )    MISC. DOCKET NO. 96-179
INSURANCE COMPANY SALES            )    MDL NO. 1091
PRACTICES LITIGATION               )
                                   )    JUDGE AMBROSE
THIS DOCUMENT RELATES TO:          )    MAGISTRATE JUDGE BENSON
                                   )
Amodeo         C.A. No. 96-0795    )
Biggs          C.A. No. 96-0038    )
Caskey         C.A. No. 95-1426    )
Garrett        C.A. No. 96-0436    )
Oddi           C.A. No. 96-0051    )


               FINDINGS AND ORDER CONDITIONALLY CERTIFYING A CLASS
              FOR SETTLEMENT PURPOSES, PRELIMINARILY APPROVING THE CLASS SETTLEMENT, DIRECTING THE ISSUANCE OF A CLASS
             NOTICE TO THE CLASS AND SCHEDULING A FAIRNESS HEARING


     WHEREAS, a putative Consolidated Class Action Complaint, as amended, was filed in this Court on August 16, 1999 on behalf of representative plaintiffs Charles V. Amodeo, Dennis W. Biggs, Sr., Juanita I. Caskey (all claims dismissed by prior order of court), Kristel M. Davis (all claims dismissed by prior order of court), Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey J. Williams, and Michael A. Rankin, comprised of the following cases: Amodeo v. Metropolitan Life Insurance Company, C.A. No. 96-0795; Biggs v. Metropolitan Life Insurance Company, C.A. No. 96-0038; Caskey, et al. v. Metropolitan Life Insurance Company, et al., C.A. No. 95-1426; Garrett v. Metropolitan Life Insurance Company, C.A. No. 96-0436; and Oddi v. Metropolitan Life Insurance Company, C.A. No. 96-0051, which are pending as part of the multi-district litigation captioned In re:
Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket
No. 96-179, MDL No. 1091 (W.D. Pa.) (the "Action");

     WHEREAS, the parties and their attorneys have entered into a Stipulation of Settlement, dated August 18, 1999, in which the parties have agreed upon a settlement of the Action, subject to the approval and determination of the Court as to the fairness, reasonableness, and adequacy of the settlement which, if approved, will result in dismissal of the Action with prejudice;

     NOW, THEREFORE, upon reviewing the Stipulation of Settlement, including the exhibits attached thereto (together, the "Settlement Agreement"), and upon reviewing all prior proceedings herein, and the matter having come before the court for hearing on August 18, 1999, and the plaintiffs having appeared by Melvyn I. Weiss, Esq. and Howard A. Specter, Esq., and the defendants having appeared by A. Kaiper Wilson, Esq., Sheila L. Birnbaum, Esq., and B. John Pendleton, Jr., Esq., on application of the parties and based on the record.

     IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows (all capitalized terms being defined as they are defined in the Settlement Agreement unless otherwise specified or defined herein):

     1. The Action is preliminarily certified as a Class Action for settlement purposes only pursuant to Fed. R. Civ. P. 23(a), 23(b)(3), and 23(c)(2). Defendants retain all rights to assert that this Action may not be certified as a class action except for settlement purposes. The Class consists of all persons or entities ("Class Members") who have or had an ownership interest in any permanent life insurance policy ("Policy") or any deferred annuity contract or certificate ("Annuity") issued by the Company in the United States during the period from January 1, 1982, through December 31, 1997 (the "Class Period") pursuant to an individual sale, but does not include (i) any present or former employee, director or sales representative of the Company, or his or her spouse; or (ii) any insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under section 1035 of the Internal Revenue Code. Notwithstanding the foregoing, the Class shall not include (unless and to the extent such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity) the following: (i) any persons or entities who make a timely election to be excluded from the proposed class with respect to a particular Policy (or Policies) or Annuity (or Annuities); and (ii) any persons or entities who have or had an ownership interest in a Policy or Annuity that (a) was terminated due to the death of the insured or annuity owner or annuitant; (b) was issued by the Company, but not accepted or paid for, or was returned to the Company as part of the exercise of a free look provision in the Policy or Annuity; (c) was rescinded as part of a reissue of a new Policy or Annuity, or because of a material misrepresentation on a Policy or Annuity application, or where the Policy or Annuity was rescinded and the premiums or other monies paid were returned to the Policy or Annuity owner with interest and the owner was represented by counsel at the time; (d) resulted in the award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Ins. Co., Civ. No. 93-1849-CIV-T-23A(M.D. Fla.);
(e) is the subject of a release signed by any person or entity while represented by counsel settling a claim or dispute and releasing MetLife from any further liability concerning such Policy or Annuity: (f) was issued in connection with the Transamerica HomeFirst Reverse Mortgage Program, or (g) makes such person or entity a member of the class certified by order of the United States District Court of New York dated August 24, 1998 in Dornberger v. Metropolitan Life Ins. Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.).

         2. Charles V. Amodeo, Dennis W. Biggs, Sr., Joseph P. Garrett, Jr., Ronald R. Hess, Arthur E. Leach, Richard L. Oddi, Harvey J. Williams, and Michael A. Rankin are hereby designated as representatives of the conditionally certified Class. The law firms of Milberg Weiss Bershad Hynes & Lerach LLP, and Specter Specter Evans & Manogue, P.C., are hereby reaffirmed as Co-Lead Counsel for the Proposed Class.

         3. The Court has subject-matter jurisdiction over this Action pursuant to 15 U.S.C. Section 78aa.28 U.S.C. Sections 1337, 1332 and 1367, and personal jurisdiction over the parties before it.

         4. The Settlement Agreement falls "within the range of possible approval" (Manual for Complex Litigation 3d Section 30.41), and therefore is preliminary approved and sufficient to warrant sending notice to the Class.

         5. A Fairness Hearing shall be held on December 2, 1999, at 10:00 a.m., or at such later date as the Court may direct without further written notice, at the United States District Court for the Western District of Pennsylvania, U.S. Post Office and Courthouse, 7th Avenue and Grant Street, Pittsburgh, Pennsylvania in Courtroom 5, to consider whether the Class meets the requirements for final certification under Fed.R.Civ.P.23(a), (b)(3), (c)(2) and the United States Constitution, to evaluate the fairness, reasonableness and adequacy of the proposed settlement and whether it should be finally approved by the Court pursuant to Fed.R.Civ.P.23(e), and to consider whether the application of plaintiffs' counsel for an award of attorneys' fees and expenses, and any incentive awards that may be sought by representative plaintiffs, should be approved.

     6. The Class Notice Package (Exhibit B of the Settlement Agreement), Publication Notice (Exhibit C of the Settlement Agreement) and the notice methodology described in the Settlement Agreement are hereby approved.

     7. The Class Notice Package, together with the Publication Notice, (i) is the best practicable notice, (ii) is reasonably calculated, under the circumstances, to apprise Class Members of the pendency of the Action and of their right to object to or exclude themselves from the proposed settlement,
(iii) is reasonable and constitutes due, adequate and sufficient notice to all persons entitled to receive notice, and (iv) meets all applicable requirements of law, including, but not limited to Fed.R.Civ.P.23(c) and the Due Process Clause of the Fourteenth Amendment to the United States Constitution.

     8. Subject to the terms of the Settlement Agreement, Defendant is authorized to retain one or more third-party administrators to implement the terms of the Settlement Agreement.

     9. Defendants or their designee(s) shall cause the Class Notice Package to be mailed to each Class Member by first-class mail, postage prepaid, to his or her last known address no later than 60 days before the Fairness Hearing. Where Defendants are aware that the Class Member has pending litigation against the Company relating to any matter proposed to be released by the Settlement Agreement, the Class Notice Package also shall be sent to any legal counsel known to represent the Class Member.

     10. Defendants or their designee(s) shall publish the Publication Notice as provided in the Settlement Agreement no later than 60 days before the Fairness Hearing.

     11. Defendants or their designee(s) shall (i) remail any Class Notice Package returned by the Postal Service with a forwarding address received by the Defendants, (ii) attempt to find an address for any returned Class Notice Package that does not include a forwarding address, or retain an address research firm for this purpose, and (iii) if an address research firm is retained, provide a copy of any returned notice to the address research firm as soon as practicable following receipt; however, Defendants shall not be obligated to duplicate the efforts of an address research firm that undertook a search for the Class Member's address prior to the initial mailing. In addition, if an address research firm is retained, (a) such firm shall provide to the Defendants, in connection with each returned notice, either an updated address or a statement that, following due research, it has not been able to obtain an updated address, and (b) the Defendants shall remail the Class Notice Package to any Class Member for whom the address research firm provides an updated address.

     12. Defendants shall file proof of the mailing of the Class Notice Package and publication of the Publication Notice at or before the Fairness Hearing.

     13. Defendants, including their agents or other representatives and any other retained personnel, are authorized to communicate with potential Class Members, Class Members and other present or former policy and annuity owners about the Action and the terms of the proposed settlement, subject to the terms of subsection XI.G of the Settlement Agreement, and to engage in any other communications within the normal course of Defendants' business.

     14. Each Class Member who wishes to exclude himself or herself from the Class shall submit an appropriate, timely written request for exclusion, so as to be received no later than 30 days before the date of the Fairness Hearing, to the Clerk of the Court, c/o MetLife Class Action Information Center, P.O. Box 1564, Faribault, MN 55021-1564.

     15. All Class Members who have not been timely excluded from the Class with respect to a Policy or Annuity are preliminarily barred and enjoined from
(i) filing, commencing, prosecuting, maintaining, intervening in, participating in (as Class Members or otherwise), or receiving any benefits or other relief from, any other claim, lawsuit, arbitration or administrative, regulatory or other proceeding or order in any jurisdiction based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity, and (ii) organizing or soliciting the participation of any Class Members into a separate class for purposes of pursuing as a purported class action (including by seeking to amend a pending complaint to include class allegations, or by seeking class certification in a pending action) any claim, lawsuit or other proceeding based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity. The Court finds that issuance of this preliminary injunction is necessary and appropriate in aid of the Court's jurisdiction over the Action and to protect and effectuate the Court's Preliminary Approval of the Settlement.

     16. Any Class Member who does not submit a timely, written request for exclusion from the Class shall be bound by all proceedings, orders and judgments in this Action, even if such Class Member has previously initiated or subsequently initiates individual litigation against the Defendants or other proceedings encompassed by the Release and relating to Policies and/or Annuities issued during the Class Period.

     17. Each Class Member who wishes to object to the fairness, reasonableness or adequacy of the Settlement Agreement or the proposed settlement, or to the award of Attorneys' Fees and Expenses or any incentive awards to representative plaintiffs, shall provide to Co-Lead Counsel for Plaintiffs and Defendants' Counsel and file with the Court, so as to be received no later than 30 days before the Fairness Hearing, at the address listed in the notice, a statement of the objection, as well as the specific reasons, if any, for each objection, including any legal support the Class Member wishes to bring to the Court's attention and any evidence the Class Member wishes to introduce in support of his or her objection, or be forever barred from objecting.

     18. All written objections must include (1) the Class Member's name, address and telephone number; (2) the number of the Policy or Annuity; (3) a statement of the objection(s) and any supporting evidence the Class Member wishes to introduce; and (4) the case name and number of this Action.

     19. Any attorney hired by a Class Member at the Class Member's expense for the purpose of objecting to the Agreement, the proposed settlement, or to the award of Attorneys' Fees and Expenses, shall file with the Clerk of Court and provide to Co-Lead Counsel and Defendants' Counsel a notice of appearance so as to be received no later than 30 days before the Fairness Hearing.

     20. Any Class Member who files and serves a written objection and who intends to make an appearance at the Fairness Hearing, either in person or through personal counsel hired at the Class Member's expense, shall provide to Co-Lead Counsel and Defendants' Counsel and file with the Court so as to be received no later than 30 days before the Fairness Hearing, a notice of intention to appear.

     21. Co-Lead Counsel for Plaintiffs are authorized (i) to conduct the Claim Review Process Administration in accordance with the terms of the Settlement Agreement; and (ii) to retain the Claim Evaluator as provided in the Settlement Agreement.

     22. Defendants or their designated agents shall rent one or more post-office boxes in the name of the Clerk of the Court, to be used for receiving requests for exclusion and any other communications (except for written objections, Notices of Appearance and Notices of Intention to Appear), and providing that, other than the Court or the Clerk of Court and the Administrator, only Defendants' Counsel and their designated agents shall have access to such post-office boxes.

     23. Defendants' Counsel or Co-Lead Counsel for Plaintiffs, and any other counsel for Plaintiffs or the Class, shall promptly furnish each other with copies of any and all objections or written requests for exclusion that come into their possession.

     24. During the pendency of this Court's consideration of the parties' proposed settlement, Class Members (or their attorneys) shall be allowed access to the MDL Document Depository (established and governed by this Court's Case Management Order No. 1) for the sole purpose of evaluating the fairness, reasonableness, and adequacy of the proposed settlement, provided that such persons shall not be allowed access to the Depository except upon their execution of the attached Confidentiality Agreement. They shall not be entitled to the full rights and benefits they may otherwise have had regarding the MDL Document Depository under this

Court's May 1, 1996 Protective Order unless they first execute and return a request to be excluded from the Class so that it is received before November 2, 1999. The terms and conditions of the Confidentiality Agreement attached to this Order are incorporated herein by reference, and, if breached, may be the basis for a finding of contempt of Court.

     25. The Court may waive any of the time limits herein for good cause shown.

     IT IS SO ORDERED.




                                                   /s/ Donetta W. Ambrose
                                                  ____________________________
                                                  HONORABLE DONETTA W. AMBROSE
                                                  UNITED STATES DISTRICT JUDGE


Dated:  August 18, 1999

                                                  Stipulation of Settlement
                                                  EXHIBIT F






                           CONFIDENTIALITY AGREEMENT

                      IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA


     IN RE: METROPOLITAN LIFE      )  MISC. DOCKET NO. 96-179
     INSURANCE COMPANY SALES       )  MDL NO. 1091
     PRACTICES LITIGATION          )
                                   )  JUDGE AMBROSE
     THIS DOCUMENT RELATES TO:     )  MAGISTRATE JUDGE BENSON
                                   )
     Amodeo   C.A. No. 96-0795     )
     Biggs    C.A. No. 96-0038     )
     Caskey   C.A. No. 95-1426     )
     Garrett  C.A. No. 96-0436     )
     Oddi     C.A. No. 96-0051     )



                          CONFIDENTIALITY AGREEMENT FOR
                     DISCOVERY MATERIALS MADE AVAILABLE TO
                            SETTLEMENT CLASS MEMBERS

     The undersigned hereby certifies that he/she understands that Confidential Information is being provided to him/her pursuant to the terms and restrictions
of the Preliminary Certification Order entered on August   , 1999, the
Protective Order entered on May 1, 1996 by the United States District Court for the Western District of Pennsylvania (the "Court") in In re: Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL No. 1091, and the Amendment to the Protective Order entered by the Court in the same action on March 6, 1997.

     The undersigned also certifies that he/she (i) has been provided with the Preliminary Certification Order, the Protective Order, and the Amendment to the

Protective Order, (ii) has read and understands the terms thereof, (iii) consents to be bound by the terms of those Orders and by the terms of any future Orders of the Court concerning the information he/she shall receive, and
(iv) shall use the Confidential Information solely for purposes of evaluating the fairness, reasonableness and adequacy of the proposed settlement in this Action, and for no other purpose.

     The undersigned specifically certifies, in particular, and without limitation, that he/she shall not use the Confidential Information obtained pursuant to this Confidentiality Agreement in any other litigation, arbitration, or other judicial or administrative proceeding, including in the investigation or preparation of any such proceeding.

     To the extent that, in evaluating the fairness of the settlement, the undersigned uses Confidential Information produced for settlement purposes only by the defendants outside the customary multi-district litigation discovery process, the undersigned specifically certifies that he/she shall not use such Confidential Information (i) in the litigation of this Action should the parties not reach a settlement, (ii) in the litigation of this Action if the Court should fail to approve the settlement for any reason, or if any appellate court should reverse an order of the Court approving the proposed settlement, or (iii) in any other litigation, arbitration, or other judicial or administrative proceeding, including in the investigation or preparation of any such proceeding.

     The undersigned may inspect the Confidential Information by prior appointment during regular business hours at the offices of Co-Lead Counsel for the

Plaintiffs, Specter Specter Evans & Manogue, P.C., 26th Floor, Koppers Building. Pittsburgh, Pennsylvania. Duplication of documents or materials containing Confidential Information shall not be permitted, except for documents that the undersigned Class Member and/or his or her counsel represent to the Court that they need to duplicate for the Court in support of an objection. Any notes, memoranda or other documents that the undersigned or his or her counsel may create that refer to the Confidential Information shall be treated as Confidential Information as well.

     The undersigned acknowledges that breach of this Confidentiality Agreement, the Preliminary Certification Order, the Protective Order, the Amendment to the Protective Order, or any other Order of the Court regarding this Confidential Information shall be actionable by any aggrieved party, including any party to the aforementioned Action, and that such breach shall subject the undersigned to any and all applicable legal and equitable remedies for enforcement of this Confidentiality Agreement and/or relief, including damages, for its breach.

     The undersigned also acknowledges that breach of this Confidentiality Agreement will violate the Court's Preliminary Certification Order, which incorporates this Agreement, the Protective Order and the Amendment to the Protective Order; breach thus may subject the undersigned to an order of contempt of court or other sanctions, upon application to the Court by any party aggrieved by such violation, including any party to the aforementioned action. The undersigned hereby subjects himself/herself to the jurisdiction of the Court for purposes of enforcement of the terms and restrictions of this Confidentiality Agreement and/or the Preliminary

Certification Order, the Protective Order, the Amendment to the Protective Order, or any other Order of the Court relating to the Confidential Information.

     By providing access to Confidential Information, no party to this Action shall be deemed to have waived any claim that such information is privileged, confidential, or protected from discovery as attorney work product, nor shall any party use this Agreement as an admission or concession that the Confidential Information is relevant, responsive, admissible, or otherwise discoverable. The undersigned certifies that he/she will make no argument to contradict this provision in any court or other forum.

     The provisions of this Confidentiality Agreement shall survive the termination of this Action. All the earlier of (i) the conclusion of any or all appeals of the Final Order and Judgment approving the proposed settlement, or
(ii) such time as the parties terminate their Settlement Agreement, all notes and other records containing or reflecting Confidential Information shall be destroyed. The defendants reserve the right to demand written certification of destruction from any person who has been given access to Confidential Information.

     This Confidentiality Agreement shall be enforceable by and any aggrieved party hereto, and breach of this Agreement shall give rise to the full array of legal and equitable remedies.


                                        ----------------------------------------

Dated:            , 1999
      ------------

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT G






                       PROPOSED FINAL ORDER AND JUDGMENT

                      IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA

IN RE: METROPOLITAN LIFE          )  MISC. DOCKET NO. 96-179
INSURANCE COMPANY SALES           )  MDL NO. 1091
PRACTICES LITIGATION              )
                                  )  JUDGE AMBROSE
THIS DOCUMENT RELATES TO:         )  MAGISTRATE JUDGE BENSON
                                  )
Amodeo         C.A. No. 96-0795   )
Biggs          C.A. No. 96-0038   )
Caskey         C.A. No. 95-1426   )
Garrett        C.A. No. 96-0436   )
Oddi           C.A. No. 96-0051   )


                 FINAL ORDER APPROVING CLASS ACTION SETTLEMENT

          WHEREAS plaintiffs and defendants entered into a Stipulation of Settlement, with exhibits (collectively, the "Settlement Agreement"), dated August 18, 1999, to settle this class action (the "Action"); and

          WHEREAS the Court entered an Order dated August   , 1999 (the
"Preliminary Approval Order"), preliminarily certifying the putative class in this action for settlement purposes under Fed. R. Civ.P.23(b)(3), ordering individual and publication notice to potential class members, scheduling a Fairness Hearing for December 2, 1999, and providing those persons with an opportunity either to exclude themselves from the settlement class or object to the proposed settlement; and

          WHEREAS the Court held a Fairness Hearing on December 2, 1999, to determine whether to give final approval to the proposed settlement; and

          WHEREAS the Court has issued Findings of Fact and Conclusions of Law
Approving Class Action Settlement, dated             , 1999, granting final
certification of the settlement class, approving the proposed settlement, and dismissing the settlement class members' claims (among other things): now, therefore,

          Based on the submissions of the parties and Class Members, as that term defined in Paragraph 4 below, on the testimony adduced at the Fairness Hearing, and on this Court's Findings of Fact and Conclusions of Law dated
, 1999 it is hereby ORDERED, ADJUDGED AND DECREED as follows:

          1. Incorporation of Other Documents. This Order Approving Class Action Settlement incorporates and makes a part hereof

          (a)  the Stipulation of Settlement dated August 18, 1999, and filed
               with this Court on August   , 1999;

          (b) the following exhibits to the Stipulation of Settlement: (i) Exhibit a (Guidelines for Determining, Scoring and Awarding Relief in Claim Evaluation), (ii) Exhibit B (the Class Notice Package), (iii) Exhibit C (the Publication Notice), (iv) Exhibit D (the Schedule of Policies Eligible for DAC Tax Relief and DAC Tax Relief Death Benefit Chart), (v) Exhibit E (the Proposed Hearing Order), (vi) Exhibit F (the Confidentiality Agreement),
               (vii) Exhibit G (the Proposed Final Order and Judgment, (viii) Exhibit H (the Statement to Accompany Post-Execution Date

               Responses to Customer Complaints) (ix) Exhibit I (the Post-Settlement Claim Form Mailing), (x) Exhibit J (the Claim Evaluation Administrative Forms and Letters); and (xi) Exhibit K (the Simplified Underwriting);

          (c)  the Report of the Administrator, Exhibit   to this Order
               (describing the Class Notice Package, its distribution to Class Members, and the Publication Notice); and

          (d)  the letters attached as Exhibits    to the Affidavit of in
               Support of Class Action Settlement, dated         , 1999, which
               letters amend and/or clarify the terms of the proposed settlement.

               [DELETE THIS SUBPARAGRAPH IF INAPPLICABLE].

The Stipulation of Settlement and all exhibits and amendments thereto shall be referred to as the "Settlement Agreement."

          2. Jurisdiction. Because adequate notice has been disseminated and all potential Class Members have been given the opportunity to opt out of this class action, the Court has personal jurisdiction over all Class Members (as defined below). The Court has subject-matter jurisdiction over this Action pursuant to 15 U.S.C. section 78aa, 28 U.S.C. sections 1331, 1332, and 1367, including, without limitation, jurisdiction to approve the proposed settlement, grant final certification of the Class, and dismiss this action on the merits and with prejudice.

          3. Final Class Certification. The Class this Court previously certified preliminarily is hereby finally certified for settlement purposes under Fed. R. Civ.P.23(a), (b)(3), and (c)(2), the Court finding that the Class fully satisfies all the applicable requirements of Fed. R. Civ.P.23 and due process. The "Class" consists of all persons or entities ("Class

Members") who have or had an ownership interest in any permanent life insurance policy ("Policy") or any deferred annuity contract or certificate ("Annuity") issued by the Company in the United States during the period from January 1, 1982, through December 31, 1997 (the "Class Period") pursuant to an individual sale, but does not include (i) any present or former employee, director or sales representative of the Company, or his or her spouse; or (ii) any insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under section 1035 of the Internal Revenue Code.

Notwithstanding the foregoing, the Class shall not include (unless and to the extent such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity) the following: (i) any persons or entities who make a timely election to be excluded from the proposed class with respect to a particular Policy (or Policies) or Annuity (or Annuities); and (ii) any persons or entities who have or had an ownership interest in a Policy or Annuity that (a) was terminated due to the death of the insured or annuity owner or annuitant; (b) was issued by the Company, but not accepted or paid for, or was returned to the Company as part of the exercise of a free look provision in the Policy or Annuity; (c) was rescinded as part of a reissue of a new Policy or Annuity, or because of a material misrepresentation on a Policy or Annuity application, or where the Policy or Annuity was rescinded and the premiums or other monies paid were returned to the Policy or Annuity owner with interest and the owner was represented by counsel at the time; (d) resulted in the award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Ins. Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.); (e) is the subject of a release signed by any person or entity while represented by counsel settling a claim or dispute and releasing MetLife from any further liability concerning such Policy or Annuity; (f) was issued in connection with the Transamerica HomeFirst Reverse Mortgage Program; or (g) makes such person or entity a member of the class certified by order of the United States District Court for the Southern District of New York dated August 24, 1998 in Dornberger
v. Metropolitan Life Ins. Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.). A list of those persons who have excluded themselves from the Class, and who, therefore, are not bound by this Order and the accompanying Judgment, is on file with the Court as Plaintiffs' and Defendants' Joint Submission of Requests for
Exclusion, dated        , 1999, and is incorporated herein and made a part
hereof.

          4. Adequacy Of Representation. The law firms of Milberg Weiss Bershad Hynes & Lerach LLP and Specter Specter Evans & Manogue, P.C. ("Co-Lead Counsel"), and the Class Representatives have fully and adequately represented the Class for purposes of entering into and implementing the settlement and have satisfied the requirements of Fed. R. Civ.P.23(a)(4).

          5. Class Notice. The Court finds that the Class Notice Package and its distribution to the Class, and the publication of the Publication Notice implemented pursuant to the Settlement Agreement and this Court's Preliminary Approval Order, as described in the report of the Administrator, a copy of which
is attached hereto as Exhibit   and made a part hereof:

          (a) constituted the best practicable notice to Class Members under the circumstances of this action;

          (b) constituted notice that was reasonably calculated, under the circumstances, to apprise Class Members of (i) the pendency of this action, (ii) their right to exclude themselves from the Class and the proposed settlement,
               (iii) their right to object to any aspect of the proposed settlement (including final certification of the settlement class, the fairness, reasonableness or adequacy of the proposed settlement, the adequacy of the Class's representation by Plaintiffs or Plaintiffs' counsel, and/or the award of attorneys'
               fees), (iv) their right to appear at the Fairness Hearing - either on their own or through counsel hired at their own expense
               - if they did not exclude themselves from the Class, and (v) the binding effect of the Orders and Judgment in this action, whether favorable or unfavorable, on all persons who do not request exclusion from the Class;

          (c) constituted notice that was reasonable and constituted due, adequate and sufficient notice to all persons and entities entitled to be provided with notice; and

          (d) constituted notice that fully satisfied the requirements of the Federal Rules of Civil Procedure (including Fed. R. Civ. P.23(c)(2) and (e)), the United States Constitution (including the Due Process Clause), and any other applicable law.

          6. Final Settlement Approval. The terms and provisions of the Settlement Agreement, including all exhibits, have been entered into in good faith and are hereby fully and finally approved as fair, reasonable and adequate as to, and in the best interests of, each of the parties and the Class Members, and in full compliance with all applicable requirements of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process

Clause), and any other applicable law. The parties and Class Members are hereby directed to implement and consummate the Settlement Agreement according to its terms and provisions.

          7. Early Implementation. The Company is hereby authorized, in its sole discretion but in consultation with Co-Lead Counsel, and without requiring further approval of this Court, to implement the settlement before the Final Settlement Date (as defined in the Settlement Agreement), in which case all provisions in the Settlement Agreement specifying actions to be taken on or after the Final Settlement Date shall, to the extent necessary, be deemed to provide that those actions shall be taken on or after the date the Company elects to implement the settlement.

          8. Appeal After Early Implementation. If the Company chooses to exercise its discretion to implement the settlement before the Final Settlement Date, anyone seeking to appeal from this Court's rulings must first (i) request to intervene upon a representation of inadequacy of counsel; (ii) request a stay of implementation of the settlement, and (iii) post an appropriate bond. Absent satisfaction of each of these three requirements, the Company is authorized to proceed with implementation of the settlement, even if such implementation would moot any such appeal.

          9. Post-Settlement Mailing. The parties are hereby directed to mail the Post-Settlement Mailing materials in the form attached as Exhibit I to the Stipulation of Settlement, as provided by the Settlement Agreement.

          10. Securities Registration Not Required. The Court hereby finds that, to the extent that the right to designate another person as eligible to receive a Settlement Death Benefit or an Accidental Death Benefit under the Settlement Agreement might be deemed to be a security under section 3(a)(10) of the Securities Act of 1933, as amended, registration of such right would not be required by virtue of the Court's approval of the settlement.

          11. Binding Effect. The terms of the Settlement Agreement and of this Order and the accompanying Final Judgment shall be forever binding on Plaintiffs and all other Class Members, as well as their heirs, executors and administrators, successors and assigns, and those terms shall have res judicata and other preclusive effect in all pending and future claims, lawsuits or other proceedings maintained by or on behalf of any such persons, to the extent those claims, lawsuits or other proceedings involve matters that were or could have been raised in this Action or are otherwise encompassed by the Release.

          12.  Release. The following Release, which is also set forth in
Section XIV of the Stipulation of Settlement, is expressly incorporated herein in all respects, including all defined terms used therein, is effective as of the date of this Final Order and the accompanying Final Judgment, and forever discharges the Releases from any claims or liabilities arising from or related to the Released Transactions:

               A. Release and Waiver. Plaintiffs and the Class have agreed to the following release and waiver.

                    1. Plaintiffs and all Class Members hereby expressly agree that they shall release and discharge the Releasees from any and all claims or causes of action - known or unknown - that were or could have been asserted in this action with respect to Policies, and with respect to Annuities solely as described below in subsections (b),
                         (d) and (e). As part of this Release, Plaintiffs and all Class Members agree that they release, acquit and forever discharge all Releasees from and shall not now or hereafter institute, participate in, maintain, maintain a right to or assert against the Releasees, either directly or indirectly, on their own behalf, derivatively, or on behalf of the Class or of any other person or entity, any and all causes of action, claims, damages, awards, equitable, legal and administrative relief, interest, demands or rights, including, without limitation, claims for rescission, restitution or all damages of any kind, including those in excess of actual damages, and claims for mental anguish, whether based on federal, state or local law, statute, ordinance, regulation, contract, common law, or any other source, that have been, could have been, may be or could be alleged or asserted now or in the future by Plaintiffs or any Class Member against the Releasees or any of them in this Action or in any other court action or before any administrative body (including any brought by or on behalf of any state attorney general or Department of Insurance or other regulatory entity or federal, state or local prosecutorial or other organization), tribunal, arbitration panel, or other adjudicatory body on the basis of, connected with, arising out of, or related to, in whole or in part, the Policies, the Annuities (solely to the extent described below in subsections (b), (d) and (e)), and the Released Transactions, including, without limitation:

                              a.   any or all of the acts, omissions,
                                   nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations that have been, could have been, may be or could be directly or indirectly alleged, asserted, described, set forth or referred to in the Complaint, Amended Complaint or the Action;

                              b.   any or all of the acts, omissions,
                                   nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations allegedly made in connection with or directly or indirectly relating to the Released Transactions (to the extent applicable to Policies and/or Annuities), including, without limitation, any acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations relating to;

                                   1)   the number of out-of-pocket payments
                                   that were paid or would need to be paid for a Policy or Policies, or in connection with a Vanishing

                                   Premium scheme, as alleged in the Action or the accelerated payment plan or accelerated payment arrangement;

                                   2)   the ability to keep or not to keep a
                                   Policy or Policies in-force based on a fixed number and/or amount of premium payments (less than the number and/or amount of payments required by the terms of the Policies), and/or the amount that would be realized or paid under the Policies based on a fixed number and/or amount of cash payments (less than the number and/or amount of payments required by the terms of the Policies), whether in the form of (i) cash value and/or (ii) death, retirement or periodic payment benefits;

                                   3)   the dividends, interest rates or other
                                   policy credits credited or to be credited to premiums paid on a Policy or Policies, or to amounts within a Policy or Policies, and the deductions or charges (including all expense and other deductions or charges) charged or to be charged against the Policy or Policies;

                                   4)   the nature, characteristics, terms,
                                   appropriateness, suitability, descriptions and operation of a Policy or Policies, including, without limitation, (i) the amount or method of calculation of fees, charges, commissions, distribution costs, administrative expenses and/or taxes in connection with the sale of, as part of the premiums for, or in connection with a full or partial surrender or termination of a Policy or Policies, (ii) the apportionment of coverage between the base and additional insurance or term-rider components of a Policy or Policies, (iii) the cost or availability of additional insurance or term-rider coverage relative to base-policy coverage, or (iv) the ability or inability to reduce the face amount of the base component of a Policy;

                                   5)   the fact that a Policy or Policies were
                                   or were not life insurance or that
                                   Plaintiffs' or Class

                                   Members' objectives (and/or the purchaser's goals) would be funded by the cash values and/or benefits derived from a life insurance policy or that the product being sold was life insurance was minimized or disguised;

                                   6)    whether a Policy or Policies were,
                                   would operate or could function as an
                                   Investment Plan;

                                   7)    the relationship between a Policy's or
                                   Policies' cash surrender value and the
                                   cumulative amount of premiums paid;

                                   8)    the fact that a part of the premiums
                                   paid would not be credited toward an
                                   investment or savings account or the Policy's or Policies' cash or accumulation value, but would be used to offset the Company's commission, sales, administration, tax and/or mortality expenses;

                                   9)    the fact that a loan or withdrawal of
                                   funds from a Policy or Annuity to fund
                                   another Policy or Annuity could result in interest or other charges;

                                   10)   the rate of return on Policy premiums
                                   paid with cash value or cash surrender value;

                                   11)   the rate of return on Annuity premiums
                                   paid with cash surrender value;

                                   12)   the relative suitability or
                                   appropriateness of a Policy for particular types of purchasers;

                                   13)   the use of an existing Policy's or
                                   Annuity's cash value or cash surrender value by means of a surrender, withdrawal/partial surrender or loan to purchase or maintain a new Policy or Annuity;

                                   14)   the replacement or rollover of an
                                   existing Policy or Annuity with or into a new Policy or Annuity;

                                   15)  with respect to Policies, the Company's
                                   practices regarding dividends, account
                                   values, policy loans, interest and other policy crediting and cost of insurance and administrative charges; policy or premium charges and monthly deductions; illustrations of dividends, interest and other policy crediting rates, interest or other policy bonuses, account equity rates, account value calculations, policy loans, policy charges, premium charges, monthly deductions, cost of insurance and administrative charges, cash values or death benefits; payment of any dividends to any parents or affiliates; or any other matters relating to dividends with respect to the Policies, interest or other policy crediting rates, interest or other policy bonuses, account equity rates, account value calculations, policy loans, policy charges, premium charges, monthly deductions or cost of insurance and administrative charges;

                                   16)  the so-called Deferred Acquisition Cost
                                   ("DAC") Tax, including any and all reductions in benefits, cash values or policy values, or increases in costs associated with, the DAC Tax on or before 30 days after the Implementation Date;

                                   17)  the marketing or sale of deferred
                                   annuities for funding qualified plans, such as an Individual Retirement Account ("IRA") or a 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax deferred;

                                   18)  the use of direct recognition of policy
                                   loans in the calculation of policy benefits and/or costs;

                                   19)  with respect to the Released
                                   Transactions (to the extent applicable to Policies and/or Annuities), the manner in which the Company hired, trained and supervised any of the Releasees, including but not limited to the Company's present and former Producers, general agents, agents, account representatives, sales representatives, branch managers, brokers, solicitors and representatives, or any of them;

                                   20)  disclosures in any local, state or
                                   federal regulatory filing by the Company relating to the Released Transactions (to the extent applicable to Policies and/or Annuities);

                                   21)  the sale of Policies as investment,
                                   savings or retirement funding vehicles, or any representations, promotions, or advertising regarding such matters;

                                   22)  actual or alleged violations of the
                                   "replacement" statutes or regulations under applicable law;

                                   23)  the actual or alleged violation of any
                                   applicable law or regulation relating to Policy and/or Annuity sales practices otherwise released herein;

                                   24)  the actual or alleged violation of any
                                   federal law, including the RICO statute, relating to Policy and/or Annuity sales practices otherwise released herein; and

                                   25)  the actual or alleged violation of any
                                   state law relating to Policy and/or Annuity sales practices otherwise released herein.

                              c. any or all acts, omissions, nondisclosures, facts, matters, transactions, occurrences or oral or written statements or representations in connection with or directly or indirectly relating to the allegations set forth in the Complaint, Amended Complaint, or the Action with respect to Policies, except as provided in the proviso to subsection 5 below;

                              d. any or all acts, omissions, nondisclosures, facts, matters, transactions, occurrences or oral or written statements or representations in connection with or directly or indirectly relating to the allegations set forth in the Complaint, Amended Complaint, or the Action with respect to Annuities; and/or

                              e. any and all claims for attorneys' fees, costs or disbursements incurred by Co-Lead Counsel or any other counsel representing Plaintiffs, Class Members, and/or any individual Class Member in this Action, or by Plaintiffs or the Class Members in this Action, or any of them, in connection with or related in any manner to the Action, the settlement of the Action, the administration of such settlement and/or the Release Transactions except to the extent otherwise specified in the Settlement Agreement.

                    2. Nothing in this Release shall be deemed to alter (a) a Class member's contractual rights (except to the extent that such rights are altered or affected by the election and award of benefits under the Settlement Agreement) to make a claim for contractual benefits that will become payable in the future pursuant to the express written terms of the Policy or Annuity issued by the Company; (b) a Class Member's right to assert any claim that independently arises from acts, facts or circumstances arising after the end of the Class Period; (c) a Class Member's right to make a claim for theft, or the wrongful taking of customer funds, relating to a Policy or Annuity, or (d) the status of claims released pursuant to the nationwide class action settlement in Horton v. Metropolitan Life Insurance Company, Civ. No. 93-1849-CIV-T-23A (M.D. Fla.).

                    3. Plaintiffs and all Class Members expressly agree that this release will be, and may be raised as, a complete defense to and will preclude any action or proceeding encompassed by the release of the Releasees.

                    4. Plaintiffs and Class Members expressly understand that certain principles of law, such as Section 1542 of the Civil Code of the State of California, provide that a "general" release does not extend to claims that a creditor does not know or suspect to exist in his favor at the time of executing the release and which, if known by him, must have materially affected his settlement with the debtor. To the extent that these principles of law arguably may be applicable - notwithstanding that the parties have chosen New York law to govern this Agreement - Plaintiffs and the Class Members hereby agree that these principles (including Cal. Civ. Code Section 1542 and all similar federal or state laws, rights, rules, or legal principles of any other jurisdiction that may be applicable herein) are hereby knowingly and voluntarily waived and relinquished by Plaintiffs and the Class Members, and Plaintiffs and the Class Members hereby agree and acknowledge that this is an essential term of both the Settlement Agreement and this Release.

                    5. In connection with this Release, Plaintiffs and the Class Members acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those that they now know or believe to be true with respect to the matters released herein or with respect to their Policies for acts, facts, circumstances or transactions occurring or arising during the Class Period. Nevertheless, it is the intention of Plaintiffs and the Class Members in executing this Release fully, finally and forever to settle and release all such matters, and all claims relating thereto, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to their Policies; provided, however, that nothing in this Release shall prevent a Class Member from submitting a claim in Part VIII of Claim Evaluator based on facts arising out of or relating to the administration or servicing of a Policy after its purchase (not including matters described in subsections A.1(a)-(d) above), so long as the Class Member did not discover the facts forming the basis of the claim - and could not, with reasonable care, have discovered them - before the deadline set in this Agreement for mailing the Election Form.

                    6. With respect to the allegations regarding Annuities set forth in the Complaint and Amended Complaint, Plaintiffs and the Class Members acknowledge that they are aware that they may hereafter discover facts presently unknown or unsuspected, in addition to or different from those that they now know or believe to be true with respect to their

                         Annuities for acts, facts, circumstances or transactions occurring or arising during the Class Period. Nevertheless, it is the intention of Plaintiffs and the Class Members in executing this Release fully, finally and forever to settle and release all matters, and all claims relating thereto, that exist, hereafter may exist, or might have existed (whether or not previously or currently asserted in any action or proceeding) with respect to the allegations set forth in the Complaint, Amended Complaint and/or the Action regarding Annuities.

                    7. Nothing in this Release shall preclude any action to enforce any of the terms of the Settlement Agreement, provided that such action shall be brought in the United States District Court for the Western District of Pennsylvania.

                    8. Plaintiffs and the Class Members hereby agree and acknowledge that the provisions of this Release, individually and collectively, constitute an essential and material term of the Settlement Agreement.

                    9. This release is the result of a compromise of a disputed claim and shall never at any time be used as evidence of any admission of liability by the Company.


          13. Permanent Injunction. All Class Members who have not been timely excluded from the Class with respect to a Policy or Annuity are hereby permanently barred and enjoined from (i) filing, commencing, prosecuting, maintaining, intervening in, participating in (as class members or otherwise), or receiving any benefits or other relief from, any other claim, lawsuit, arbitration, or administrative, regulatory or other proceeding or order in any jurisdiction based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity, and (ii) organizing or soliciting the participation of any Class Members into a separate class for purposes of pursuing as a purported class action (including by seeking to amend a pending complaint to include class allegations, or by seeking class certification in a pending action) any claim, lawsuit or other proceeding based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity. The Court finds that issuance of this permanent injunction is necessary and appropriate in aid of the Court's jurisdiction over the action and to protect and effectuate the Court's Final Order and Judgment.

          14. Enforcement of Settlement. Nothing in this Final Order or the accompanying Final Judgment shall preclude any action to enforce the terms of the Settlement Agreement, nor shall anything in this Final Order or the Final Judgment preclude Plaintiffs or Class Members from participating in the Claim Review Process described in the Settlement Agreement if they are entitled to do so under the terms of the Settlement Agreement.

          15. Attorneys' Fees and Expenses. Counsel of record for the Class are hereby awarded attorneys' fees and reimbursement of their disbursements and expenses in the amount of $ _____________, to be paid by the Company to Co-Lead Counsel. Such fees and expenses are to be paid by the Company within ten days after entry of this Final Order and the accompanying Final Judgment, subject to the conditions set forth in the Stipulation of Settlement. Co-Lead Counsel, in their sole discretion, shall allocate and distribute this award of attorneys' fees and expenses among counsel for the Class.

          16. Incentive Awards. The Court hereby awards $_____________ to be paid by Co-Lead Counsel to Plaintiffs _____________________________, _________________________________, and ____________________________ as
incentive awards in their capacity as representative plaintiffs in this Action.

          17. No Other Payments. The preceding paragraph of this Final Order covers, without limitation, any and all claims for attorneys' fees and expenses, costs or disbursements incurred by Co-Lead Counsel or any other counsel representing Plaintiffs or Class Members, or incurred by Plaintiffs or the Class Members, or any of them, in connection with or related in any manner to this Action, the settlement of this Action, the administration of such settlement, and/or the Released Transactions except to the extent otherwise specified in this Final Order and the Settlement Agreement.

          18. Modification of Settlement Agreement. The parties are hereby authorized, without needing further approval from the Court, to agree to and adopt such amendments to, and modifications and expansions of, the Settlement Agreement, as are consistent with this Final Order and do not limit the rights of Class Members under the Settlement Agreement.

          19. Retention of Jurisdiction. The Court has jurisdiction to enter this Final Order and the accompanying Final Judgment. Without in any way affecting the finality of this Final Order and the accompanying Final Judgment, this Court expressly retains jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the Settlement Agreement and of this Final Order and the accompanying Final Judgment and for any other necessary purpose, including, without limitation,

          (a) enforcing the terms and conditions of the Settlement Agreement and resolving any disputes, claims or causes of action that, in whole or in part, are related to or arise out of the Settlement Agreement, this Final Order or the Final Judgment (including, without limitation, whether a person or entity is or is not a Class Member; whether claims or causes of action allegedly related to this case are or are not barred by this Final Order and the Final Judgment, etc.);

          (b) entering such additional Orders as may be necessary or appropriate to protect or effectuate the Court's Final Order and the Final Judgment approving the Settlement Agreement, dismissing all claims on the merits and with prejudice, and permanently enjoining Class Members from initiating or pursuing related proceedings, or to ensure the fair and orderly administration of this settlement; and

          (c) entering any other necessary or appropriate Orders to protect and effectuate this Court's retention of continuing jurisdiction;

provided, however, that nothing in this paragraph is intended to restrict the ability of the parties to exercise their rights under subsections 7 and 18 above.

          20. No Admissions. Neither this Final Order and the accompanying Final Judgment nor the Settlement Agreement (nor any other document referred to here, nor any action taken to carry out this Order and the Final Judgment) is, may be construed as, or may be used as an admission or concession by or against the Defendants or Releasees of, the validity of any claim or any actual or potential fault, wrongdoing or liability whatsoever. Entering into or carrying out the Settlement Agreement, and any negotiations or proceedings related to it, shall not in any event be construed as, or deemed evidence of, an admission or concession as to the Defendant's denials or defenses and shall not be offered or received in evidence in any action or proceeding against any party hereto in any court, administrative agency or other tribunal for any purpose whatsoever, except as evidence of the settlement or to enforce the provisions of this Final Order and Final Judgment and the Settlement Agreement; provided, however, that this Final Order, the accompanying Final Judgment and the Settlement Agreement may be filed in any action against or by the Defendants or Releasees to support a defense of res judicata, collateral estoppel, release, waiver, good-faith settlement, judgment bar or reduction, full faith and credit, or any other theory of claim preclusion, issue preclusion or similar defense or counterclaim.

             21. Dismissal of Action. This Action, including all individual and Class claims resolved in it, is hereby dismissed on the merits and with prejudice against Plaintiffs and all other Class Members, without fees or costs to any party except as otherwise provided in this Order and the Final Judgment.

             22. Rule 58 Separate Judgment. The Court will separately enter the accompanying Final Judgment in accordance with Fed. R. Civ.P.58.

             SO ORDERED this _____ day of ________________, 1999.




                                _____________________________
                                HONORABLE DONETTA W. AMBROSE
                                UNITED STATES DISTRICT JUDGE

                      IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA

IN RE: METROPOLITAN LIFE   )  MISC. DOCKET NO. 96-179
INSURANCE COMPANY SALES    )  MDL NO. 1091
PRACTICES AND LITIGATION   )
                           )  JUDGE AMBROSE
THIS DOCUMENT RELATES TO:  )  MAGISTRATE JUDGE BENSON
                           )
Amodeo    C.A. No. 96-0795 )
Biggs     C.A. No. 96-0038 )
Casey     C.A. No. 95-1426 )
Garrett   C.A. No. 96-0436 )
Oddi      C.A. No. 96-0051 )

                           FINAL JUDGMENT

             IT IS HEREBY ADJUDGED AND DECREED THAT:

             1. The settlement of this class action on the terms set forth in the parties' Stipulation of Settlement, with exhibits (collectively, the "Settlement Agreement"), dated August 18, 1999, is approved, and the following class is granted final certification for settlement purposes under Fed. R. Civ.
P. 23(b)(3): All persons or entities ("Class Members") who have or had an ownership interest in any permanent life insurance policy ("Policy") or any deferred annuity contract or certificate ("Annuity") issued by the Company in the United States during the period from January 1, 1982, through December 31, 1997 (the "Class Period") pursuant to an individual sale, but does not include
(i) any present or former employee, director or sales representative of the Company, or his or her spouse; (ii) any insurance company that owns or owned a Policy or Annuity pursuant to an absolute assignment effected as part of an exchange under section 1035 of the Internal Revenue Code. Notwithstanding the foregoing, the Class shall not include (unless and to the extent such persons or entities are Class Members by virtue of their ownership interest in another Policy or Annuity) the following: (i) any persons or entities who make a timely election to be excluded from the proposed class with respect to a particular Policy (or Policies) or Annuity (or Annuities); (ii) any persons or entities who have or had an ownership interest in a Policy or Annuity that (a) was terminated due to the death of the insured or annuity owner or annuitant; (b) was issued by the Company, but not accepted or paid for, or was returned to the Company as part of the exercise of a free look provision in the Policy or Annuity; (c) was rescinded as part of a reissue of a new Policy or Annuity, or because of a material misrepresentation on a Policy or Annuity application, or where the Policy or Annuity was rescinded and the premiums or other monies paid were returned to the Policy or Annuity owner with interest and the owner was represented by counsel at the time; (d) resulted in the award of relief pursuant to the nationwide class action settlement of savings and retirement plan claims in Horton v. Metropolitan Life Ins. Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.);
(e) is the subject of a release signed by any person or entity while represented by counsel settling a claim or dispute and releasing MetLife from any further liability concerning such Policy or Annuity; (f) was issued in connection with the Transamerica HomeFirst Reverse Mortgage Program; or (g) makes such person or entity a member of the class certified by order of the United States District Court for the Southern District of New York dated August 24, 1998 in Dornberger
v. Metropolitan Life Ins. Co., No. 95-CIV-10374 (LBS) (S.D.N.Y.). A list of those persons who have excluded themselves from the Class, and who therefore are not bound by this Final

Judgment, is on file with the Court as Plaintiffs' and Defendants' Joint Submission of Requests for Exclusion, dated ____________, 1999, and is incorporated herein and made a part hereof.

          2.   Individual notice complying with Fed. R. Civ.P.23(c)(2) and
23(e) was sent to each reasonably identifiable Class Member's last-known address and, in cases of pending litigation against the Company, to any legal counsel known to represent the Class Member, in accordance with this Court's Order dated August ___, 1999 (the "Preliminary Approval Order"). Publication notice also was published in accordance with the Preliminary Approval Order. The Court finds all members of the Class as defined above to be Class Members who are bound by this Final Judgment.

          3. The claims in this action are dismissed on the merits and with prejudice according to the terms (including the Release) set forth in the parties' Settlement Agreement and in the Court's Order Approving Class Action Settlement, dated ____________, 1999 (the "Approval Order"), without costs to any party except as provided therein.

          4. All Class Members who have not been timely excluded from the Class with respect to a Policy or Annuity are permanently barred and enjoined from (i) filing, commencing, prosecuting, maintaining, intervening in, participating in (as Class Members or otherwise), or receiving any benefits or other relief from, any other claim, lawsuit, arbitration or administrative, regulatory or other proceeding or order in any jurisdiction based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity, and (ii) organizing or soliciting the participation of any Class Members into a separate class for purposes of pursuing as a purported class action (including by seeking to amend a pending complaint to include class allegations, or by seeking class certification in a pending action) any claim, lawsuit or other proceeding based on, arising out of, or relating to the claims and causes of action, or the facts and circumstances relating thereto, in this Action and/or the Released Transactions as to that Policy or Annuity. The Court finds that issuance of this permanent injunction is necessary and appropriate in aid of the Court's jurisdiction over the Action and to protect and effectuate the Court's Final Judgment.

          5. The Court will retain continuing jurisdiction over this action for the reasons and purposes set forth in this Court's Approval Order.

          FINAL JUDGMENT is hereby entered in accordance with Fed. R. Civ.P.58 this _____ day of _____________, 1999.


                                                  ______________________________
                                                  United States District Judge

                                                       STIPULATION OF SETTLEMENT
                                                                       EXHIBIT H

                   STATEMENT TO ACCOMPANY POST-EXECUTION DATE
                        RESPONSES TO CUSTOMER COMPLAINTS

                                                                          [DATE]

                   STATEMENT TO ACCOMPANY POST-EXECUTION DATE
                        RESPONSES TO CUSTOMER COMPLAINTS

Dear Mr./Ms./Mrs. (Policy or Annuity Owner):

          We are writing in response to your recent letter to MetLife expressing concerns that you have about your policy [or annuity].

          [After a review of the matter, MetLife wishes to offer you [description of relief]. In considering this offer, you may want to consider the fact that, as stated in the Class Notice Package that you should have received or will receive shortly, MetLife has recently agreed to a proposed settlement of a class action lawsuit. You may be entitled receive benefits under the proposed settlement. You also should know that:]

                                      [OR]

          [You should be aware that MetLife has recently agreed to a proposed settlement of a class action lawsuit and that you may be entitled to receive benefits under the proposed settlement. You should have received or will receive shortly a

[Name]                                 2                                  [Date]

Class Notice Package that explains the proposed settlement in further detail. For now, you should be aware that:]

          - A key feature of the proposed settlement is Claim Evaluation, which provides Class Members with the opportunity to submit a claim of misrepresentation or other claims in connection with their policies and annuities for review by a Claim Evaluator and, in certain instances, by an independent arbitrator.

          - [Although MetLife is making you an offer of relief in this letter, you still may participate in Claim Evaluation even if you accept MetLife's offer. To participate in Claim Evaluation, you must remain a member of the settlement class.]

          - [Claim Evaluation may take into account any relief that you have already received from MetLife in connection with your policy [or annuity]. In no case, however, would you have to return any relief previously received.]

          - We are unable to tell you at this time what relief might be available to you in Claim Evaluation. Any such relief would depend on the nature and strength of your claim.

          - Claim Evaluation will not begin until the settlement is final. The settlement is not expected to be final for several months at the earliest.

          - As an alternative to Claim Evaluation, the proposed settlement offers a form of automatic relief called "General Relief." General Relief provides Class Members with death benefit coverage over a period of up to 59 months, depending on factors such as the type of policy [or annuity] you own or owned, whether and when it terminated, and the age of the "Measuring Life," as that term is defined in the Class Notice and the Settlement Agreement.

[Name]                                 3                                  [Date]

     If you have not already received notice of the proposed settlement, or if you have any questions about the proposed settlement process, please call 1-800-843-4790 or, if you use TDD/TYY, 1-800-846-0798.


                                                            Sincerely,

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT I






                       POST-SETTLEMENT CLAIM FORM MAILING

[Date]


[Name]
[Street Address]
[City, State & Zip Code]


                                        Claim No. [Number]
                                        Policy or Annuity No. [Number]

Dear [Name]:

     The MetLife Class Action Information Center has received your Election Form stating your wish to participate in Claim Evaluation. Enclosed is the Claim Form, which you should try to complete to the best of your abilities. If you have any questions, you may call The MetLife Class Action Information Center at 1-800-843-4790 (or the TDD/TYY terminal at 1-800-846-0798). We expect to answer calls promptly, but please be patient if there is a brief delay.

     When completing the enclosed Claim Form, please provide as much detail as possible. The more detail you provide, the more easily and quickly the Claim Evaluator will be able to process your claim. When you have completed the form, remember to sign the Claimant Declaration AND SEND YOUR MATERIALS SO THAT THEY ARE POSTMARKED BY [DATE]. Return the Claim Form and accompanying materials to The MetLife Class Action Information Center in the enclosed addressed envelope.

     After reviewing the Claim Form, if you change your mind about participating in Claim Evaluation and would prefer the General Relief, do not send in the Claim Form. If you do not submit a Claim Form by the deadline, you will give up your right to have your claim considered, but you automatically will become eligible for the General Relief that you would have received if you had not elected Claim Evaluation. If you have any questions about General Relief, please call The MetLife Class Action Information Center at the toll-free number provided above.

     Please be sure to include your Claim Number (provided at the top of this page) in any communication concerning your claim. In addition, we suggest that you retain a copy of whatever papers you send to us.

                                        Sincerely yours,

                                HOW TO USE THIS
                          CLAIM EVALUATION CLAIM FORM

You should use this form to explain claims of misrepresentation or other wrongdoing that occurred in connection with your Policy or Annuity, including, in particular, the following:

Replacement Claims: Any claim that, at the time you bought your Policy or Annuity, MetLife or its sales representatives misrepresented to you the advantages, disadvantages or financial impact of using the cash or account value, dividends or interest from an existing policy or annuity -- whether issued by MetLife or by any other company -- to purchase a new MetLife Policy or Annuity.

Accelerated Payment or Vanishing Premium Claims: Any claim that MetLife or its sales representatives misrepresented to you that you would only have to pay a single or fixed number of premium payments on a Policy, that you would not have to pay additional premium payments out of pocket after a specified date or number of payments, or that MetLife would issue a "fully paid up" or "paid up" Policy for the originally illustrated face amount without any further premium payments after a specified number of years.

Performance Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives misrepresented to you that the cash or account value in your Policy would not be less than illustrated or would be maintained at a specific level over the life of the Policy, or that the dividends, interest crediting rates, or policy credits would never fall below certain levels or that charges would never rise above certain levels.

Savings and Retirement Claims: Any claim that, at the time you bought your Policy, MetLife or its sales representatives made misrepresentations: (1) that the product you were purchasing was a savings, investment or retirement plan, without adequately disclosing to you that the product was a life insurance policy, or (2) about the relative appropriateness of using life insurance solely to meet your savings and retirement goals, or (3) about the nature of the Policy by characterizing its premiums as "deposits," "contributions," or "outlays," or calling the Policy's values "savings," "capital," a "retirement account," a "money accumulation account" or a similar investment terminology.

          Note: Persons or entities who were members of the class in Horton v. Metropolitan Life Insurance Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.) with respect to a particular Policy, but who did not receive relief therein may be Class Members in this Action, but they will not receive relief in Claim Evaluation for Savings and

         Retirement claims based on that particular Policy. They may, however, submit other claims to Claim Evaluation.

Tax Deferred Annuity Misrepresentation Claims: Any claim that MetLife allegedly improperly marketed or sold you deferred annuities for funding qualified plans under the Internal Revenue Code, such as an Individual Retirement Account ("IRA") or a 401(k), on the basis of a tax-deferral advantage that does not exist, because any investment in a qualified plan is already tax-deferred.

Other Claims: These are claims concerning other alleged wrongdoing, including other claims about the nature, quality, suitability or benefits of the product being sold.

THE DEADLINE FOR FILING THIS CLAIM IS [DATE]. The completed form, including a signed claimant declaration, should be returned to:

          The MetLife Class Action Information Center
          P.O. Box 1564
          Faribault, NM 55402
          Re: Claim Form

The form must be postmarked by [DATE].

IF YOU ARE SUBMITTING A CLAIM FOR MORE THAN ONE POLICY OR ANNUITY, YOU MUST FILE A SEPARATE CLAIM FORM FOR EACH POLICY OR ANNUITY. IF YOU ARE A
CO-OWNER OF A POLICY OR ANNUITY, ALL CO-OWNERS WILL BE PRESUMED TO BE ACTING TOGETHER IN FILING THE CLAIM.

THIS CLAIM FORM HAS TWO PARTS:

(1) Part I asks specific questions about you and your Policy or Annuity, and

(2) Part II asks you to describe your claim in your own words.

YOU MUST ATTACH ALL DOCUMENTS YOU HAVE THAT RELATE TO YOUR POLICY, ANNUITY OR CLAIM, WHETHER OR NOT THEY SUPPORT YOUR CLAIM. (IF YOU HAVE PREVIOUSLY CORRESPONDED WITH AN ATTORNEY ACTING ON YOUR BEHALF ABOUT YOUR CLAIM, YOU SHOULD NOT INCLUDE ANY CORRESPONDENCE BETWEEN YOU AND YOUR ATTORNEY. HOWEVER, YOU MUST INCLUDE ALL ATTACHMENTS TO ANY

SUCH CORRESPONDENCE IF THOSE ATTACHMENTS WERE NOT WRITTEN BY OR TO YOUR ATTORNEY.) YOU ALSO MAY SUBMIT SWORN STATEMENTS FROM OTHER PERSONS WHO WERE PRESENT WHEN YOU PURCHASED YOUR POLICY OR ANNUITY OR OTHERWISE HAVE PERSONAL KNOWLEDGE OF YOUR CLAIM, INCLUDING FAMILY MEMBERS OR THE AGENT WHO SOLD YOU YOUR POLICY OR ANNUITY.

          If you have any questions about the settlement, the Settlement Agreement or about this Claim Form, please call The MetLife Class Action Information Center at 1-800-843-4790 or the TDD/TYY terminal at 1-800-846-0798. You may ask to speak with a MetLife representative or an attorney representing the Class, at your option.



                                    *  *  *

          Please make sure that you fully describe your claim. Please type or write legibly.

                                   CLAIM FORM
                      THE METLIFE CLASS ACTION SETTLEMENT

                                     PART I

          Please review, confirm and, where necessary, supply the following information. If changes are required to any pre-printed information, please make them in the space provided.

1.        Name(s): [to be completed by the Company]

2.        Policy or Annuity Number: [to be completed by the Company]

3.        Claim Number: [to be completed by the Company]

4.        Home Address: [to be completed by the Company]

5.        Home Telephone Number: [to be completed by the Company, if known]

6.        Business Address (optional): ________________________________________

7.        Business Telephone Number: __________________________________________

8.        Social Security Number: [to be completed by the Company, if known]

9. Name of The MetLife Sales Representative or Broker Who Sold the Policy or Annuity:

                                    PART II



Please tell us, in your own words and to the best of your recollection, why you believe that a misrepresentation was made or that other wrongdoing occurred in connection with the purchase of your Policy or Annuity. Be as specific as you can by providing the following information:

 .    Your Specific Claim.  Describe each particular misrepresentation or wrongdoing that you believe occurred in connection with your Policy or Annuity.

 .    Purchase of the Policy or Annuity.  Tell us why you bought your Policy or
     Annuity. Did your Policy or Annuity serve your goals? If not, why not?

 .    Discussions with MetLife.  Describe the discussions you had with your sales representative or broker in buying your Policy or Annuity. How was the Policy or Annuity described to you?

 .    Other Information.  Please provide any other information that you believe is important for your claim to be fairly decided.

 .    Supporting Documents.  Identify to the best of your recollection the various documents you were given or shown in connection with the purchase of your Policy or Annuity. You should describe any sales materials, illustrations, correspondence, or loan or withdrawal documents that you recall seeing or receiving when you bought your Policy or Annuity. If you signed any blank documents that were later completed by your agent, please describe the circumstances and how you believe your sales representative used the documents. IF YOU HAVE COPIES OF THESE DOCUMENTS IN YOUR POSSESSION, YOU MUST ATTACH TO THIS CLAIM FORM A COPY OF EACH DOCUMENT, INCLUDING YOUR POLICY OR ANNUITY AND ANY APPLICATION OR ATTACHMENT TO YOUR POLICY OR ANNUITY.

This page is for you to describe your claim. If you need more space you may attach as many additional pages as are necessary. Please put your claim number on each page.

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


For Owners and Co-Owners

     I declare under penalty of perjury that (i) the foregoing is true and correct; (ii) I am submitting copies of all documents in my possession relating to the Policy or Annuity that is the subject of the claim, and (iii) all such copies (if any) are authentic and unaltered copies of the original documents. I understand that if I am found to have made a willfully false statement as to any material matter in this Claim Form, I can be criminally prosecuted for perjury and may be subjected to a fine or imprisonment, or both under applicable law.



____________________________________
Signature of Owner



____________________________________
Signature of Co-Owner, if applicable

                                                       STIPULATION OF SETTLEMENT
                                                       EXHIBIT J





                                CLAIM EVALUATION
                        ADMINISTRATIVE FORMS AND LETTERS

[Date]

[Name]
[Street Address]
[City, State & Zip Code]

     Claim No. ________
     Policy or Annuity No. _______

Dear [Name]:

          The MetLife Class Action Information Center has received the claim that you recently submitted to Claim Evaluation.

          We shall try to resolve your claim as quickly as possible. However, Claim Evaluation requires that each class member's claim receive careful review. As a result, the Claim Evaluator might need several months to issue a decision on your claim. Please be patient. When the Claim Evaluator has completed review of all claims, you will be promptly notified in writing of the decision made regarding your claim and the relief, if any, you will receive.

          In the meantime, if you have any questions, please call The MetLife Class Action Information Center at 1-800-843-4790 or the TDD/TYY terminal at 1-800-846-0798. Please be sure to refer to your Claim Number (which appears above) in any communication with the Claim Evaluator about your claim.


                                  Sincerely yours,



                                  The MetLife Class Action Information Center

                   Declaration of Class Member(s) Concerning
                     The Non-Delivery of Class Action Forms

     The undersigned declares:

     1. I believe that I am a member of the Class in In re: Metropolitan Life Insurance Company Sales Practices Litigation, Misc. Docket No. 96-179, MDL 1091 (W.D.Pa.) (the "Action"). I am filing this Declaration concerning the following policy or policies (the "Policy" or "Policies") or annuity or annuities (the "Annuity" or "Annuities") that were issued during the period from January 1, 1982 through December 31, 1997 by MetLife:

     Policy or Annuity No.(s)
                             ----------------------------

     2. I never received [a copy of the Notice of Class Action, Proposed Settlement, Opportunity to Elect Relief, Fairness Hearing and Right to Appear] [and] [or] [the Claim Form(s)]. Nor have I been otherwise informed by any means (including a notice published in a newspaper) that I had to submit an election form or claim form to MetLife by a particular date to obtain certain categories of settlement relief in the Action.

     3. I am submitting this Declaration in support of my request that the Company send me a new [Election Form] [Claim Form] for each Policy or Annuity identified above and extend my time to submit the new [Election Form] [Claim Form]. I intend and expect that MetLife will rely upon the representations in this Declaration in responding to my request.

For Owners and Co-Owners

         I declare under penalty of perjury that the foregoing is true and correct. I understand that if I am found to have made a willfully false statement herein, I can be criminally prosecuted for perjury and may be subjected to a fine or imprisonment, or both, under applicable law.






-----------------------------------
Signature of Owner





-----------------------------------
Signature of Co-Owner

[Date]

[Name]
[Street Address]
[City, State & Zip Code]

     Claim No. ________
     Policy or Annuity No. _______

Dear [Name]:

          In accordance with the claim review procedures approved by the Court in In re: Metropolitan Life Insurance Company Sales Practices Litigation Misc. Docket No. 96-179, MDL No. 1091 (W.D.Pa.), the Claim Evaluator has carefully considered all documents and information submitted both by you and by MetLife in connection with your claim, including your Claim Form and any attachments. The settlement approved by the Court specifies the nature of the evidence required to support a claim, as well as the scope of the relief the Claim Evaluator may award. Based on an assessment of your claim, the Claim Evaluator has made the following decision and award for your claim:

          [Set forth short statement of award and the type and amount of relief. If a check is enclosed, state that fact and the amount.]

          If you have any questions, please call The MetLife Class Action Information Center at 1-800-843-4790 (or, if you use TDD/TYY, 1-800-846-0798).

          Please be sure to include your Claim Number in all communications about your claim.



                                  Sincerely yours,



                                  The MetLife Class Action Information Center

[Date]


[Name]
[Street Address]
[City, State & Zip Code]

     Claim No.___________
     Policy or Annuity No.____________

Dear [Name]:

     The MetLife Class Action Information Center has received the above-numbered claim that you submitted to Claim Evaluation.

     Under the terms of the court-approved Settlement Agreement, Class Members are not eligible to participate in Claim Evaluation unless they file a properly completed Claim Form no later than 60 days after the date on which the Claim Form is mailed to them.

     Because you did not file your claim within the time specified by the Settlement Agreement and approved by the Court, your claim cannot be submitted to Claim Evaluation. However, you will automatically receive any General Relief for which you are eligible.

     If you failed to comply with the time requirements because of circumstances beyond your control you may contact the Claim Evaluator at [NUMBER]. Please be sure to refer to your claim Number in any communication concerning your claim.

                               Sincerely yours,



                               The MetLife Class Action Information Center

[Date]

[Name]
[Street Address]
[City, State & Zip Code]

     Claim No.
               -------
     Policy or Annuity No.
                           ------

Dear [Name]:

     The MetLife Class Action Information Center has received the above-numbered claim that you recently submitted to Claim Evaluation. According to MetLife's records, you are not entitled to submit a claim for Claim Evaluation because:

     -- Your previously elected to exclude yourself from the class and chose not to participate in the settlement, or

     -- Your policy or annuity was not issued during the class period (January 1, 1982-December 31, 1997), or

     -- While represented by an attorney, you previously signed a document that releases MetLife from liability for your claim, or

     -- The policy or annuity in which you have an ownership interest does not entitle you to relief under the settlement agreement, or

     -- You already have received relief as part of the class action settlement in Horton v. Metropolitan Life Insurance Co., Civ. No. 93-1849-CIV-T-23A (M.D. Fla.).

     --  Other
               ------------------------------------------------

     If you have any questions, please call The MetLife Class Action Information Center at 1-800-843-4790 (or, if you use TDD/TYY, 1-800-846-0798). Please be sure to refer to your Claim Number in any communication concerning your claim.

                                   Sincerely yours,



                                   The MetLife Class Action Information Center

[Date]

[Name]
[Street Address]
[City, State & Zip Code]


     Claim No.__________
     Policy or Annuity No._______

Dear [Name]:

            The MetLife Class Action Information Center has received the above-numbered claim that you recently submitted to Claim Evaluation.

            Your Claim Form is being returned to you because the form is incomplete in the ways shown below:

     -    The Claim Form was not signed.

     - One or more of the representations in the Claim Form was deleted or modified.

     -    Other _____________________________________________________________


For your claim to be considered, you must return the properly completed Claim Form postmarked within 60 days after the date on which the Claim Form was mailed to you, or within 10 days after the date this letter was mailed to you, whichever is later. If you do not return the Claim Form postmarked by that date, you will not be able to participate in Claim Evaluation. However, you automatically will receive any General Relief for which you are eligible.

     If you have any questions, please call The MetLife Class Action Information Center at 1-800-843-4790 (or, if you use TDD/TTY, 1-800-846-0798). Please be sure to refer to your Claim Number in any communication with the Claim Review Team.


                                        Sincerely yours,



                                        The MetLife Class Action Information
                                        Center

                                   AGREEMENT

     WHEREAS the Court in In re Metropolitan Life Insurance Company Sales Practices Litigation Misc. Docket No. 96-179, MDL 1091 (W.D.Pa.) (the "Action"), issued a Final Order and Judgment on [DATE] (the "Final Order"), approving the settlement (the "Settlement") of the Action, dismissing the Action, and directing that the parties implement the Settlement pursuant to the terms of the Stipulation of Settlement and exhibits attached thereto (the "Settlement Agreement"); and

     WHEREAS the Settlement Agreement provides, among other things, for the appointment of a Claim Evaluator by Milberg Weiss Bershad Hynes & Lerach LLP and Specter Specter Evans & Manogue, P.C. ("Co-Lead Counsel"), and specifies the functions that the Claim Evaluator may perform in connection with Claim Evaluation and the Claim Review Process established pursuant to Sections VI and VII of the Settlement Agreement;

     NOW, therefore, in consideration of the mutual promises contained in the Settlement Agreement and in this Agreement (including the compensation to be paid to the claim Evaluator for his or her services), and for other fair and valuable consideration, the receipt of which is hereby acknowledged, the Claim Evaluator and Co-Lead Counsel agree as follows:

     1. Definitions. Capitalized terms not defined in this Agreement shall have the meanings given them in the Settlement Agreement or Exhibit A.

     2. Acceptance of Appointment. The Claim Evaluator agrees to accept, and hereby does accept, appointment by Co-Lead Counsel to serve as Claim Evaluator in Claim Evaluation and the Claim Review Process in accordance with the terms of the Settlement Agreement, and agrees to abide by and comply with the terms and provisions of the Settlement Agreement. The Claim Evaluator understands that neither Plaintiffs nor MetLife is providing liability insurance for any act or omission by the Claim Evaluator or his or her assistant(s), if any, and the Claim Evaluator agrees that he or she will obtain whatever liability insurance, if any, he or she believes is necessary and appropriate.

     3. Assistants. The Claim Evaluator is entitled to retain as many assistants as are necessary, with approval of Co-Lead Counsel, to process claims in an efficient and timely manner. Any assistants retained by the Claim Evaluator will remain under the Claim Evaluator's supervision and control.

     4. Consultation with Counsel. The Claim Evaluator may consult with Plaintiffs' counsel concerning individual Claims at any time during the Claim Review Process. Such consultations shall be conducted with Co-Lead Counsel.

     5. Consultation with Claimants. The Claim Evaluator may consult with Claimants at any time during the Claim Review Process.

     6. Compensation. The Claim Evaluator shall receive compensation for his reasonable fees and expenses pursuant to the terms of the Settlement Agreement. In no event shall the Claim Evaluator's total compensation for fees and expenses exceed $21 million.

     7. Confidentiality. All information provided to the Claim Evaluator and his or her assistants regarding the Company's Policy and Annuity owners, Class Members, and present or former employees or representatives, as well as any procedures of the Company disclosed to them in connection with implementing the terms of the Settlement Agreement, constitute trade secrets and highly confidential and proprietary business information that shall be deemed "Confidential" pursuant to the Case Management Orders and protective orders that have been and shall be entered in the Action, and shall be subject to all of the provisions thereof. The Claim Evaluator and his or her assistants agree to be bound by all Case Management Orders and Protective Orders entered by the Court in the Action, and shall maintain in strictest confidence all information furnished by class members or MetLife in connection with Claims and all data and documents generated by or as a part of Claim Evaluation and the Claim Review Process, as well as all information concerning the processing and resolution of Claims.

     8. Purpose of Claim Evaluation and the Claim Review Process. The Parties agree that Claim Evaluation and the Claim Review Process established in the Settlement Agreement shall be used as a forum for the fair resolution of Claims and not the slander or defamation of the character or reputation of MetLife, its officials or representatives, Co-Lead Counsel or the parties herein.

     9. Termination. MetLife may request that Co-Lead Counsel remove the Claim Evaluator for financial defalcation or gross misconduct. Such request shall not be unreasonably denied. Co-Lead Counsel may remove the Claim

Evaluator for any reason at any time. If the Claim Evaluator is removed, Co-Lead Counsel shall choose another Claim Evaluator.

          10. Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to New York's choice-of-law rules, and may be specifically enforced in the United States District Court for the Western District of Pennsylvania by Co-Lead Counsel or MetLife.

          11. Consent to Jurisdiction. The Claim Evaluator, MetLife and Co-Lead Counsel for Plaintiffs specifically consent to the jurisdiction of the United States District Court for the Western District of Pennsylvania for the purposes of any action to interpret, enforce or remedy a breach of this Agreement.

                                                       Stipulation of Settlement
                                                       Exhibit K








                            SIMPLIFIED UNDERWRITING

                            SIMPLIFIED UNDERWRITING

         The following information must be provided to the Company by the proposed Alternate Measuring Life, or, if the proposed Alternate Measuring Life is a minor, by his or her parent or guardian:

         Name.

         Address.

         Date of Birth.

         Sex.

         Marital Status.

         Height.

         Weight.

         Social Security Number.

         Occupation.

         Employer.

         Length of time employed by the above employer.

         Reasons that prevent him or her from regularly performing his or her work or household duties, or, if a student, from regularly attending school.

         Smoking history (including the last date that he or she smoked cigarettes, cigars, or pipes, or used smokeless tobacco).

                      IN THE UNITED STATES DISTRICT COURT
                    FOR THE WESTERN DISTRICT OF PENNSYLVANIA


IN RE: METROPOLITAN LIFE                )  MISC. DOCKET NO. 96-179
INSURANCE COMPANY SALES                 )  MDL NO. 1091
PRACTICES LITIGATION                    )
                                        )  JUDGE AMBROSE
THIS DOCUMENT RELATES TO:               )  MAGISTRATE JUDGE BENSON
                                        )
Amodeo              C.A. No. 96-0795    )
Biggs               C.A. No. 96-0038    )
Caskey              C.A. No. 95-1426    )
Garrett             C.A. No. 96-0436    )
Oddi                C.A. No. 96-0051    )





                       RELIEF TABLES (REVISED - 10/19/99)

                           SCHEDULE 1 TO EXHIBIT A OF
                           STIPULATION OF SETTLEMENT

                 TRADITIONAL LIFE PLANS - CROSS REFERENCE TABLE


           Relief                   Relief                   Relief                   Relief                   Relief
Plan        Table        Plan        Table        Plan        Table        Plan        Table        Plan        Table
Code      Reference      Code      Reference      Code      Reference      Code      Reference      Code      Reference
-----     ---------      ----      ---------      ----      ---------      ----      ---------      ----      ----------

0960      1577           1075      1578           1310      1577           1494      1482           1585      1577

0962      1578           1076      1578           1311      1577           1495      1483           1586      1577

0965      1578           1080      1577           1312      1577           1496      1482           1587      1578

1000      1027           1082      1577           1313      1577           1501      1577           1588      1577

1001      1577           1083      1663           1314      1577           1502      1577           1589      1577

1005      1578           1091      1577           1315      1577           1503      1577           1590      1578

1011      1577           1092      1577           1316      1577           1504      1577           1591      1577

1013      1577           1100      1577           1320      1577           1505      1663           1592      1577

1014      1577           1103      1577           1321      1577           1506      1663           1593      1578

1016      1578           1105      1578           1322      1577           1507      1663           1594      1577

1018      1578           1120      1578           1324      1577           1508      1663           1595      1578

1019      1578           1121      1577           1399      1482           1520      1577           1600      1577

1020      1577           1123      1577           1406      1577           1521      1578           1603      1577

1022      1027           1126      1578           1407      1577           1522      1577           1605      1578

1024      1577           1128      1578           1408      1577           1523      1577           1626      1577

1027      1027           1150      1577           1409      1577           1524      1578           1627      1577

1029      1578           1153      1577           1410      1483           1525      1577           1628      1577

1030      1577           1155      1578           1411      1482           1527      1578           1634      1577

1031      1577           1157      1482           1416      1482           1529      1577           1635      1577

1033      1027           1169      1483           1417      1483           1530      1578           1636      1577

1034      1577           1170      1482           1418      1482           1531      1577           1637      1577

1036      1027           1175      1482           1419      1482           1532      1663           1638      1577

1038      1027           1180      1483           1420      1483           1533      1664           1642      1577

1039      1578           1181      1482           1421      1482           1534      1663           1643      1577

1040      1577           1182      1482           1422      1482           1535      1563           1644      1577

1043      1027           1183      1483           1423      1483           1536      1664           1645      1577

1044      1577           1184      1482           1424      1482           1537      1663           1646      1577

1045      1578           1187      1482           1425      1482           1538      1577           1647      1577

1048      1027           1188      1483           1426      1482           1539      1577           1650      1577

1049      1578           1191      1482           1427      1482           1541      1577           1653      1577

1052      1577           1192      1482           1428      1482           1571      1577           1655      1578

1053      1577           1199      1483           1429      1482           1572      1578           1658      1578

1054      1577           1200      1577           1482      1482           1573      1577           1660      1663

1055      1578           1203      1577           1483      1483           1574      1577           1661      1664

1057      1578           1205      1578           1484      1482           1575      1578           1662      1663

1058      1664           1208      1578           1485      1482           1576      1577           1663      1663

1059      1578           1300      1577           1486      1483           1577      1577           1664      1664

1060      1577           1303      1577           1487      1482           1578      1578           1665      1663

1061      1577           1304      1482           1488      1482           1579      1577           1666      1663

1064      1577           1305      1578           1489      1483           1580      1577           1667      1664

1065      1578           1306      1482           1490      1482           1581      1578           1668      1663

1066      1578           1307      1483           1491      1482           1582      1577           1669      1663

1069      1578           1308      1576           1492      1483           1583      1577           1670      1664

1071      1577           1309      1577           1493      1482           1584      1578           1671      1663

                 TRADITIONAL LIFE PLANS - CROSS REFERENCE TABLE


           Relief                   Relief                   Relief                   Relief                   Relief
Plan        Table        Plan        Table        Plan        Table        Plan        Table        Plan        Table
Code      Reference      Code      Reference      Code      Reference      Code      Reference      Code      Reference
-----     ---------      ----      ---------      ----      ---------      ----      ---------      ----      ----------

1672      1663           1742      1577           1828      1663           1933      1577           4305      1578

1673      1664           1743      1578           1829      1663           1944      1577           4308      1578

1674      1663           1745      1577           1830      1663           1945      1577           4600      1577

1675      1663           1746      1578           1831      1663           1949      1482           4603      1577

1676      1664           1748      1577           1834      1482           1950      1577           4605      1578

1677      1677           1749      1577           1835      1483           1951      1577           4608      1578

1678      1663           1771      1577           1836      1482           1953      1577           4650      1577

1679      1664           1772      1578           1837      1482           1954      1577           4653      1577

1680      1663           1773      1577           1838      1483           1955      1577           4655      1578

1681      1577           1774      1577           1839      1482           1959      1577           4657      1578

1682      1577           1775      1578           1840      1482           1960      1577           4658      1578

1683      1577           1776      1577           1841      1483           1961      1577           4850      1577

1684      1577           1777      1577           1842      1482           1962      1577           4885      1578

1685      1577           1778      1578           1843      1482           1963      1577           5011      1577

1686      1577           1779      1577           1844      1483           1964      1577           5012      1577

1689      1577           1780      1577           1845      1482           1965      1577           5016      1578

1690      1577           1781      1578           1846      1577           1966      1577           5017      1578

1691      1577           1782      1577           1847      1483           1975      1578           5867      1578

1692      1577           1783      1577           1848      1482           1978      1578           8000      8003

1701      1577           1784      1578           1850      1577           1979      1577           8001      8003

1702      1577           1785      1577           1860      1663           1980      1578           8002      8003

1703      1577           1786      1577           1861      1664           1981      1577           8003      8003

1704      1577           1787      1578           1862      1663           1982      1577           8004      8003

1705      1577           1788      1577           1863      1663           1983      1578           8006      8003

1706      1577           1789      1577           1864      1664           1984      1577           8007      8003

1707      1577           1790      1578           1865      1663           1985      1578           8008      8003

1708      1577           1791      1577           1866      1663           1987      1578           8010      8003

1720      1577           1801      1577           1867      1664           1988      1578           8011      8003

1721      1578           1802      1578           1868      1663           1995      1577           8012      8003

1722      1577           1803      1577           1869      1663           4100      1577           8013      8003

1723      1577           1804      1577           1870      1664           4102      1577           8015      8003

1724      1578           1805      1578           1871      1663           4103      1577           8016      8003

1725      1577           1806      1577           1872      1663           4105      1578           8020      8003

1729      1577           1807      1663           1873      1664           4150      1577           8024      8003

1730      1578           1808      1664           1874      1663           4152      1577           8025      8003

1732      1663           1809      1663           1875      1663           4155      1578           8026      8003

1733      1578           1810      1663           1876      1578           4157      1578           8027      8003

1734      1577           1811      1664           1879      1664           4159      1577           8028      8003

1735      1663           1812      1663           1920      1577           4200      1577           8029      8003

1736      1664           1813      1663           1922      1577           4203      1577           8033      8003

1737      1577           1814      1663           1923      1577           4205      1578           8037      8003

1738      1577           1820      1663           1925      1577           4208      1578           8038      8003

1739      1577           1821      1663           1930      1577           4300      1577

1741      1577           1827      1663           1932      1577           4303      1577

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982   2.03  1.89   1.76   1.62   1.49   1.40   1.31   1.22   1.13   1.04   0.95
1983   2.03  1.89   1.76   1.62   1.49   1.40   1.31   1.22   1.13   1.04   0.95
1984   8.18  7.95   7.73   7.50   7.28   7.05   6.83   6.60   6.38   6.15   5.93
1985   4.50  4.47   4.44   4.41   4.38   4.35   4.32   4.29   4.26   4.23   4.20
1986   6.00  6.00   6.00   6.00   6.00   6.00   6.00   6.00   6.00   6.00   6.00
1987   7.01  6.90   6.79   6.68   6.56   6.45   6.34   6.23   6.11   6.00   5.89
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982   0.86  0.77   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.86  0.77   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   5.70  5.48   5.25   5.03   4.80   4.67   4.53   4.40   4.26   4.13
1985   4.17  4.14   4.11   4.08   4.05   3.95   3.84   3.74   3.63   3.53
1986   6.00  6.00   6.00   6.00   6.00   5.91   5.82   5.73   5.64   5.55
1987   5.78  5.66   5.55   5.44   5.33   5.21   5.10   4.99   4.88   4.76
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   3.99  3.86   3.72   3.59   3.45   3.26   3.06   2.87   2.67   2.48
1985   3.42  3.32   3.21   3.11   3.00   2.81   2.61   2.42   2.22   2.03
1986   5.46  5.37   5.28   5.19   5.10   4.91   4.71   4.52   4.32   4.13
1987   4.65  4.54   4.43   4.31   4.20   3.99   3.78   3.57   3.36   3.15
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   2.28  2.09   1.89   1.70   1.50   1.41   1.32   1.23   1.14   1.05
1985   1.83  1.64   1.46   1.33   1.20   1.15   1.10   1.05   1.00   0.95
1986   3.93  3.74   3.54   3.35   3.15   3.03   2.91   2.79   2.67   2.55
1987   2.94  2.73   2.52   2.31   2.10   1.89   1.68   1.48   1.34   1.20
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   0.96  0.87   0.78   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   0.90  0.85   0.80   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1986   2.43  2.31   2.19   2.07   1.95   1.85   1.74   1.64   1.53   1.45
1987   1.06  0.92   0.78   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       -------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1986   1.38  1.31   1.24   1.17   1.10   1.03   0.96   0.89   0.82   0.75
1987   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                    ISSUE AGE
ISSUE  --------------------------------
YEAR    76     77     78     79     80+
       --------------------------------
1982   0.75  0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75
1984   0.75  0.75   0.75   0.75   0.75
1985   0.75  0.75   0.75   0.75   0.75
1986   0.75  0.75   0.75   0.75   0.75
1987   0.75  0.75   0.75   0.75   0.75
1988    --    --     --     --     --
1989    --    --     --     --     --
1990    --    --     --     --     --
1991    --    --     --     --     --
1992    --    --     --     --     --
1993    --    --     --     --     --
1994    --    --     --     --     --
1995    --    --     --     --     --
1996    --    --     --     --     --
1997    --    --     --     --     --

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990   5.63  5.58   5.54   5.49   5.45   5.40   5.36   5.31   5.27   5.22   5.18
1991   4.58  4.59   4.61   4.62   4.64   4.65   4.67   4.68   4.70   4.71   4.73
1992   5.18  5.04   4.91   4.77   4.64   4.50   4.37   4.23   4.10   3.96   3.83
1993   2.10  2.10   2.10   2.10   2.10   2.10   2.10   2.10   2.10   2.10   2.10
1994   1.35  1.36   1.37   1.38   1.39   1.40   1.41   1.42   1.43   1.44   1.45
1995   1.35  1.34   1.33   1.32   1.31   1.30   1.29   1.28   1.27   1.26   1.25
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

               RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   5.13   5.09   5.04   5.00   4.95   4.82   4.68   4.55   4.41   4.28
1991   4.74   4.76   4.77   4.79   4.80   4.71   4.62   4.53   4.44   4.35
1992   3.69   3.56   3.42   3.29   3.15   3.17   3.18   3.20   3.21   3.23
1993   2.10   2.10   2.10   2.10   2.10   2.09   2.07   2.06   2.04   2.03
1994   1.46   1.47   1.48   1.49   1.50   1.45   1.40   1.35   1.30   1.25
1995   1.24   1.23   1.22   1.21   1.20   1.18   1.16   1.14   1.12   1.10
1996   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

               RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   4.14   4.01   3.87   3.74   3.60   3.65   3.69   3.74   3.78   3.83
1991   4.26   4.17   4.08   3.99   3.90   3.89   3.87   3.86   3.84   3.83
1992   3.24   3.26   3.27   3.29   3.30   3.29   3.27   3.26   3.24   3.23
1993   2.01   2.00   1.98   1.97   1.95   1.95   1.95   1.95   1.95   1.95
1994   1.20   1.15   1.10   1.05   1.00   1.02   1.04   1.06   1.08   1.10
1995   1.08   1.06   1.04   1.02   1.00   1.01   1.02   1.03   1.04   1.05
1996   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   3.87  3.92   3.96   4.01   4.05   4.04   4.02   4.01   3.99   3.98
1991   3.81  3.80   3.78   3.77   3.75   3.80   3.84   3.89   3.93   3.98
1992   3.21  3.20   3.18   3.17   3.15   3.21   3.27   3.33   3.39   3.45
1993   1.95  1.95   1.95   1.95   1.95   1.97   1.98   2.00   2.01   2.03
1994   1.12  1.14   1.16   1.18   1.20   1.22   1.24   1.26   1.28   1.30
1995   1.06  1.07   1.08   1.09   1.10   1.14   1.18   1.22   1.26   1.30
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     56   57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   3.96  3.95   3.93   3.92   3.90   3.75   3.60   3.45   3.30   3.15
1991   4.02  4.07   4.11   4.16   4.20   4.07   3.93   3.80   3.66   3.53
1992   3.51  3.57   3.63   3.69   3.75   3.60   3.45   3.30   3.15   3.00
1993   2.04  2.06   2.07   2.09   2.10   1.94   1.77   1.61   1.46   1.35
1994   1.32  1.34   1.36   1.38   1.40   1.41   1.42   1.43   1.44   1.45
1995   1.34  1.38   1.42   1.46   1.50   1.52   1.53   1.55   1.56   1.58
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     66   67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   3.00  2.85   2.70   2.55   2.40   2.25   2.10   1.95   1.80   1.65
1991   3.39  3.26   3.12   2.99   2.85   2.72   2.58   2.45   2.31   2.18
1992   2.85  2.70   2.55   2.40   2.25   2.10   1.95   1.80   1.65   1.50
1993   1.24  1.13   1.02   0.91   0.80   0.75   0.75   0.75   0.75   0.75
1994   1.46  1.47   1.48   1.49   1.50   1.52   1.53   1.55   1.56   1.58
1995   1.59  1.61   1.62   1.64   1.65   1.67   1.68   1.70   1.71   1.73
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR     76   77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990   1.50  1.40   1.30   1.20   1.10
1991   2.04  1.91   1.77   1.64   1.50
1992   1.40  1.30   1.20   1.10   1.00
1993   0.75  0.75   0.75   0.75   0.75
1994   1.59  1.61   1.62   1.64   1.65
1995   1.74  1.76   1.77   1.79   1.80
1996   0.75  0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990   5.03  5.01   5.00   4.98   4.97   4.95   4.94   4.92   4.91   4.89   4.88
1991   5.10  5.07   5.04   5.01   4.98   4.95   4.92   4.89   4.86   4.83   4.80
1992   4.65  4.56   4.47   4.38   4.29   4.20   4.11   4.02   3.93   3.84   3.75
1993   3.00  2.94   2.88   2.82   2.76   2.70   2.64   2.58   2.52   2.46   2.40
1994   1.10  1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10
1995   1.30  1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   4.86  4.85   4.83   4.82   4.80   4.80   4.80   4.80   4.80   4.80
1991   4.77  4.74   4.71   4.68   4.65   4.67   4.68   4.70   4.71   4.73
1992   3.66  3.57   3.48   3.39   3.30   3.32   3.33   3.35   3.36   3.38
1993   2.34  2.28   2.22   2.16   2.10   2.09   2.07   2.06   2.04   2.03
1994   1.10  1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10
1995   1.30  1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   4.80  4.80   4.80   4.80   4.80   4.79   4.77   4.76   4.74   4.73
1991   4.74  4.76   4.77   4.79   4.80   4.79   4.77   4.76   4.74   4.73
1992   3.39  3.41   3.42   3.44   3.45   3.42   3.39   3.36   3.33   3.30
1993   2.01  2.00   1.98   1.97   1.95   1.92   1.89   1.86   1.83   1.80
1994   1.10  1.10   1.10   1.10   1.10   1.13   1.16   1.19   1.22   1.25
1995   1.30  1.30   1.30   1.30   1.30   1.31   1.32   1.33   1.34   1.35
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   4.71  4.70   4.68   4.67   4.65   4.49   4.32   4.16   3.99   3.83
1991   4.71  4.70   4.68   4.67   4.65   4.50   4.35   4.20   4.05   3.90
1992   3.27  3.24   3.21   3.18   3.15   3.09   3.03   2.97   2.91   2.85
1993   1.77  1.74   1.71   1.68   1.65   1.62   1.59   1.56   1.53   1.50
1994   1.28  1.31   1.34   1.37   1.40   1.37   1.34   1.31   1.28   1.25
1995   1.36  1.37   1.38   1.39   1.40   1.36   1.32   1.28   1.24   1.20
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   3.66  3.50   3.33   3.17   3.00   2.97   2.94   2.91   2.88   2.85
1991   3.75  3.60   3.45   3.30   3.15   3.08   3.00   2.93   2.85   2.78
1992   2.79  2.73   2.67   2.61   2.55   2.49   2.43   2.37   2.31   2.25
1993   1.48  1.46   1.44   1.42   1.40   1.31   1.22   1.13   1.04   0.95
1994   1.22  1.19   1.16   1.13   1.10   1.11   1.12   1.13   1.14   1.15
1995   1.16  1.12   1.08   1.04   1.00   1.00   1.00   1.00   1.00   1.00
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.82  2.79   2.76   2.73   2.70   2.67   2.64   2.61   2.58   2.55
1991   2.70  2.63   2.55   2.48   2.40   2.33   2.25   2.18   2.10   2.03
1992   2.19  2.13   2.07   2.01   1.95   1.89   1.83   1.77   1.71   1.65
1993   0.86  0.77   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1994   1.16  1.17   1.18   1.19   1.20   1.21   1.22   1.23   1.24   1.25
1995   1.00  1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR    76    77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990   2.52  2.49   2.46   2.43   2.40
1991   1.95  1.88   1.80   1.73   1.65
1992   1.59  1.53   1.48   1.44   1.40
1993   0.75  0.75   0.75   0.75   0.75
1994   1.26  1.27   1.28   1.29   1.30
1995   1.00  1.00   1.00   1.00   1.00
1996   0.75  0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

               RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   6.75  6.63   6.51   6.39   6.27   6.15   6.03   5.91   5.79   5.67   5.55
1985   3.15  3.33   3.51   3.69   3.87   4.05   4.23   4.41   4.59   4.77   4.95
1986   3.08  3.27   3.47   3.66   3.86   4.05   4.25   4.44   4.64   4.83   5.03
1987   5.03  5.07   5.12   5.16   5.21   5.25   5.30   5.34   5.39   5.43   5.48
1988   5.63  5.61   5.60   5.58   5.57   5.55   5.54   5.52   5.51   5.49   5.48
1989   5.55  5.58   5.61   5.64   5.67   5.70   5.73   5.76   5.79   5.82   5.85
1990   6.08  6.03   5.99   5.94   5.90   5.85   5.81   5.76   5.72   5.67   5.63
1991   5.55  5.52   5.49   5.46   5.43   5.40   5.37   5.34   5.31   5.28   5.25
1992   3.83  3.81   3.80   3.78   3.77   3.75   3.74   3.72   3.71   3.69   3.68
1993   2.40  2.40   2.40   2.40   2.40   2.40   2.40   2.40   2.40   2.40   2.40
1994   1.30  1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30
1995   1.15  1.16   1.17   1.18   1.19   1.20   1.21   1.22   1.23   1.24   1.25
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.76   0.78   0.80
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

               RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   5.43  5.31   5.19   5.07   4.95   4.73   4.50   4.28   4.05   3.83
1985   5.13  5.31   5.49   5.67   5.85   5.82   5.79   5.76   5.73   5.70
1986   5.22  5.42   5.61   5.81   6.00   6.17   6.33   6.50   6.66   6.83
1987   5.52  5.57   5.61   5.66   5.70   5.69   5.67   5.66   5.64   5.63
1988   5.46  5.45   5.43   5.42   5.40   5.39   5.37   5.36   5.34   5.33
1989   5.88  5.91   5.94   5.97   6.00   5.85   5.70   5.55   5.40   5.25
1990   5.58  5.54   5.49   5.45   5.40   5.39   5.37   5.36   5.34   5.33
1991   5.22  5.19   5.16   5.13   5.10   5.10   5.10   5.10   5.10   5.10
1992   3.66  3.65   3.63   3.62   3.60   3.59   3.57   3.56   3.54   3.53
1993   2.40  2.40   2.40   2.40   2.40   2.37   2.34   2.31   2.28   2.25
1994   1.30  1.30   1.30   1.30   1.30   1.29   1.28   1.27   1.26   1.25
1995   1.26  1.27   1.28   1.29   1.30   1.28   1.26   1.24   1.22   1.20
1996   0.82  0.84   0.86   0.88   0.90   0.88   0.86   0.84   0.82   0.80
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

               RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   36     37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   3.60  3.38   3.15   2.93   2.70   2.60   2.49   2.39   2.28   2.18
1985   5.67  5.64   5.61   5.58   5.55   5.58   5.61   5.64   5.67   5.70
1986   6.99  7.16   7.32   7.49   7.65   7.46   7.26   7.07   6.87   6.68
1987   5.61  5.60   5.58   5.57   5.55   5.42   5.28   5.15   5.01   4.88
1988   5.31  5.30   5.28   5.27   5.25   5.22   5.19   5.16   5.13   5.10
1989   5.10  4.95   4.80   4.65   4.50   4.52   4.53   4.55   4.56   4.58
1990   5.31  5.30   5.28   5.27   5.25   5.24   5.22   5.21   5.19   5.18
1991   5.10  5.10   5.10   5.10   5.10   5.06   5.01   4.97   4.92   4.88
1992   3.51  3.50   3.48   3.47   3.45   3.44   3.42   3.41   3.39   3.38
1993   2.22  2.19   2.16   2.13   2.10   2.10   2.10   2.10   2.10   2.10
1994   1.24  1.23   1.22   1.21   1.20   1.19   1.18   1.17   1.16   1.15
1995   1.18  1.16   1.14   1.12   1.10   1.10   1.10   1.10   1.10   1.10
1996   0.78  0.76   0.75   0.75   0.75   0.75   0.75   0.76   0.78   0.80
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1982   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   2.07   1.97   1.86   1.76   1.65   1.49   1.38   1.27   1.16   1.05
1985   5.73   5.76   5.79   5.82   5.85   5.79   5.73   5.67   5.61   5.55
1986   6.48   6.29   6.09   5.90   5.70   5.82   5.94   6.06   6.18   6.30
1987   4.74   4.61   4.47   4.34   4.20   4.32   4.44   4.56   4.68   4.80
1988   5.07   5.04   5.01   4.98   4.95   4.92   4.89   4.86   4.83   4.80
1989   4.59   4.61   4.62   4.64   4.65   4.76   4.86   4.97   5.07   5.18
1990   5.16   5.15   5.13   5.12   5.10   5.21   5.31   5.42   5.52   5.63
1991   4.83   4.79   4.74   4.70   4.65   4.76   4.86   4.97   5.07   5.18
1992   3.36   3.35   3.33   3.32   3.30   3.35   3.39   3.44   3.48   3.53
1993   2.10   2.10   2.10   2.10   2.10   2.09   2.07   2.06   2.04   2.03
1994   1.14   1.13   1.12   1.11   1.10   1.15   1.20   1.25   1.30   1.35
1995   1.10   1.10   1.10   1.10   1.10   1.12   1.14   1.16   1.18   1.20
1996   0.82   0.84   0.86   0.88   0.90   0.88   0.86   0.84   0.82   0.80
1997   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1982   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   0.94   0.83   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   5.49   5.43   5.37   5.31   5.25   4.89   4.53   4.17   3.81   3.45
1986   6.42   6.54   6.66   6.78   6.90   6.56   6.21   5.87   5.52   5.18
1987   4.92   5.04   5.16   5.28   5.40   5.52   5.64   5.76   5.88   6.00
1988   4.77   4.74   4.71   4.68   4.65   4.82   4.98   5.15   5.31   5.48
1989   5.28   5.39   5.49   5.60   5.70   5.63   5.55   5.48   5.40   5.33
1990   5.73   5.84   5.94   6.05   6.15   5.99   5.82   5.66   5.49   5.33
1991   5.28   5.39   5.49   5.60   5.70   5.61   5.52   5.43   5.34   5.25
1992   3.57   3.62   3.66   3.71   3.75   3.65   3.54   3.44   3.33   3.23
1993   2.01   2.00   1.98   1.97   1.95   1.88   1.80   1.73   1.65   1.58
1994   1.40   1.45   1.50   1.58   1.65   1.59   1.53   1.48   1.44   1.40
1995   1.22   1.24   1.26   1.28   1.30   1.30   1.30   1.30   1.30   1.30
1996   0.78   0.76   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   66     67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1982   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   3.09   2.73   2.37   2.01   1.65   1.36   1.12   0.88   0.75   0.75
1986   4.83   4.49   4.14   3.80   3.45   3.11   2.76   2.42   2.07   1.73
1987   6.12   6.24   6.36   6.48   6.60   6.72   6.84   6.96   7.08   7.20
1988   5.64   5.81   5.97   6.14   6.30   6.47   6.63   6.80   6.96   7.13
1989   5.25   5.18   5.10   5.03   4.95   4.88   4.80   4.73   4.65   4.58
1990   5.16   5.00   4.83   4.67   4.50   4.34   4.17   4.01   3.84   3.68
1991   5.16   5.07   4.98   4.89   4.80   4.71   4.62   4.53   4.44   4.35
1992   3.12   3.02   2.91   2.81   2.70   2.60   2.49   2.39   2.28   2.18
1993   1.50   1.45   1.40   1.35   1.30   1.25   1.20   1.15   1.10   1.05
1994   1.36   1.32   1.28   1.24   1.20   1.16   1.12   1.08   1.04   1.00
1995   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30   1.30
1996   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR   76     77     78     79     80+
       -------------------------------
1982   0.75   0.75   0.75   0.75   0.75
1983   0.75   0.75   0.75   0.75   0.75
1984   0.75   0.75   0.75   0.75   0.75
1985   0.75   0.75   0.75   0.75   0.75
1986   1.42   1.19   0.96   0.75   0.75
1987   7.32   7.44   7.56   7.68   7.80
1988   7.29   7.46   7.62   7.79   7.95
1989   4.50   4.43   4.35   4.28   4.20
1990   3.51   3.35   3.18   3.02   2.85
1991   4.26   4.17   4.08   3.99   3.90
1992   2.07   1.97   1.86   1.76   1.65
1993   1.00   0.95   0.90   0.85   0.80
1994   0.96   0.92   0.88   0.84   0.80
1995   1.30   1.30   1.30   1.30   1.30
1996   0.75   0.75   0.75   0.75   0.75
1997   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   6.00  5.91   5.82   5.73   5.64   5.55   5.46   5.37   5.28   5.19   5.10
1985   3.53  3.51   3.50   3.48   3.47   4.05   4.23   4.41   4.59   4.77   4.95
1986   5.48  5.43   5.39   5.34   5.30   5.25   5.21   5.16   5.12   5.07   5.03
1987   5.10  5.13   5.16   5.19   5.22   5.25   5.28   5.31   5.34   5.37   5.40
1988   5.70  5.67   5.64   5.61   5.58   5.55   5.52   5.49   5.46   5.43   5.40
1989   6.38  6.27   6.17   6.06   5.96   5.85   5.75   5.64   5.54   5.43   5.33
1990   5.70  5.70   5.70   5.70   5.70   5.70   5.70   5.70   5.70   5.70   5.70
1991   5.25  5.25   5.25   5.25   5.25   5.25   5.25   5.25   5.25   5.25   5.25
1992   3.68  3.66   3.65   3.63   3.62   3.60   3.59   3.57   3.56   3.54   3.53
1993   2.33  2.31   2.30   2.28   2.27   2.25   2.24   2.22   2.21   2.19   2.18
1994   1.35  1.34   1.33   1.32   1.31   1.30   1.29   1.28   1.27   1.26   1.25
1995   1.40  1.38   1.36   1.34   1.32   1.30   1.28   1.26   1.24   1.22   1.20
1996   0.80  0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    26   27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   5.01  4.92   4.83   4.74   4.65   4.46   4.26   4.07   3.87   3.68
1985   5.13  5.31   5.49   5.67   5.85   5.82   5.79   5.76   5.73   5.70
1986   4.98  4.94   4.89   4.85   6.00   6.17   6.33   6.50   6.66   6.83
1987   5.43  5.46   5.49   5.52   5.55   5.54   5.52   5.51   5.49   5.48
1988   5.37  5.34   5.31   5.28   5.25   5.24   5.22   5.21   5.19   5.18
1989   5.22  5.12   5.01   4.91   4.80   4.82   4.83   4.85   4.86   4.88
1990   5.70  5.70   5.70   5.70   5.70   5.70   5.70   5.70   5.70   5.70
1991   5.25  5.25   5.25   5.25   5.25   5.24   5.22   5.21   5.19   5.18
1992   3.51  3.50   3.48   3.47   3.45   3.45   3.45   3.45   3.45   3.45
1993   2.16  2.15   2.13   2.12   2.10   2.10   2.10   2.10   2.10   2.10
1994   1.24  1.23   1.22   1.21   1.20   1.19   1.18   1.17   1.16   1.15
1995   1.18  1.16   1.14   1.12   1.10   1.10   1.10   1.10   1.10   1.10
1996   0.80  0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   3.48  3.29   3.09   2.90   2.70   2.51   2.31   2.12   1.92   1.73
1985   5.67  5.64   5.61   5.58   5.55   5.58   5.61   5.64   5.67   5.70
1986   6.99  7.16   7.32   7.49   7.65   7.46   7.26   7.07   6.87   6.68
1987   5.46  5.45   5.43   5.42   5.40   5.36   5.31   5.27   5.22   5.18
1988   5.16  5.15   5.13   5.12   5.10   5.07   5.04   5.01   4.98   4.95
1989   4.89  4.91   4.92   4.94   4.95   4.98   5.01   5.04   5.07   5.10
1990   5.70  5.70   5.70   5.70   5.70   5.61   5.52   5.43   5.34   5.25
1991   5.16  5.15   5.13   5.12   5.10   5.04   4.98   4.92   4.86   4.80
1992   3.45  3.45   3.45   3.45   3.45   3.38   3.30   3.23   3.15   3.08
1993   2.10  2.10   2.10   2.10   2.10   2.09   2.07   2.06   2.04   2.03
1994   1.14  1.13   1.12   1.11   1.10   1.11   1.12   1.13   1.14   1.15
1995   1.10  1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10   1.10
1996   0.80  0.80   0.80   0.80   0.80   0.79   0.78   0.77   0.76   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   1.53  1.39   1.26   1.13   1.00   0.95   0.90   0.85   0.80   0.75
1985   5.73  5.76   5.79   5.82   5.85   5.79   5.73   5.67   5.61   5.55
1986   6.48  6.29   6.09   5.90   5.70   5.82   5.94   6.06   6.18   6.30
1987   5.13  5.09   5.04   5.00   4.95   4.85   4.74   4.64   4.53   4.43
1988   4.92  4.89   4.86   4.83   4.80   4.71   4.62   4.53   4.44   4.35
1989   5.13  5.16   5.19   5.22   5.25   5.18   5.10   5.03   4.95   4.88
1990   5.16  5.07   4.98   4.89   4.80   4.77   4.74   4.71   4.68   4.65
1991   4.74  4.68   4.62   4.56   4.50   4.47   4.44   4.41   4.38   4.35
1992   3.00  2.93   2.85   2.78   2.70   2.70   2.70   2.70   2.70   2.70
1993   2.01  2.00   1.98   1.97   1.95   1.91   1.86   1.82   1.77   1.73
1994   1.16  1.17   1.18   1.19   1.20   1.19   1.18   1.17   1.16   1.15
1995   1.10  1.10   1.10   1.10   1.10   1.08   1.06   1.04   1.02   1.00
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   5.49  5.43   5.37   5.31   5.25   4.89   4.53   4.17   3.81   3.45
1986   6.42  6.54   6.66   6.78   6.90   6.56   6.21   5.87   5.52   5.18
1987   4.32  4.22   4.11   4.01   3.90   4.16   4.41   4.67   4.92   5.18
1988   4.26  4.17   4.08   3.99   3.90   4.10   4.29   4.49   4.68   4.88
1989   4.80  4.73   4.65   4.58   4.50   4.52   4.53   4.55   4.56   4.58
1990   4.62  4.59   4.56   4.53   4.50   4.52   4.53   4.55   4.56   4.58
1991   4.32  4.29   4.26   4.23   4.20   4.19   4.17   4.16   4.14   4.13
1992   2.70  2.70   2.70   2.70   2.70   2.63   2.55   2.48   2.40   2.33
1993   1.68  1.64   1.59   1.55   1.50   1.43   1.36   1.29   1.22   1.15
1994   1.14  1.13   1.12   1.11   1.10   1.07   1.04   1.01   0.98   0.95
1995   0.98  0.96   0.94   0.92   0.90   0.91   0.92   0.93   0.94   0.95
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   3.09  2.73   2.37   2.01   1.65   1.36   1.12   0.88   0.75   0.75
1986   4.83  4.49   4.14   3.80   3.45   3.11   2.76   2.42   2.25   2.33
1987   5.43  5.69   5.94   6.20   6.45   6.71   6.96   7.22   7.47   7.73
1988   5.07  5.27   5.46   5.66   5.85   6.05   6.24   6.44   6.63   6.83
1989   4.59  4.61   4.62   4.64   4.65   4.67   4.68   4.70   4.71   4.73
1990   4.59  4.61   4.62   4.64   4.65   4.67   4.68   4.70   4.71   4.73
1991   4.11  4.10   4.08   4.07   4.05   4.04   4.02   4.01   3.99   3.98
1992   2.25  2.18   2.10   2.03   1.95   1.88   1.80   1.73   1.65   1.58
1993   1.08  1.01   0.94   0.87   0.80   0.75   0.75   0.75   0.75   0.75
1994   0.92  0.89   0.86   0.83   0.80   0.77   0.75   0.75   0.75   0.75
1995   0.96  0.97   0.98   0.99   1.00   1.01   1.02   1.03   1.04   1.05
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                 ISSUE AGE
ISSUE  -------------------------------
YEAR    76    77     78     79     80+
       -------------------------------
1982   0.75  0.75   0.75   0.75   0.75
1983   0.75  0.75   0.75   0.75   0.75
1984   0.75  0.75   0.75   0.75   0.75
1985   0.75  0.75   0.75   0.75   0.75
1986   2.40  2.48   2.55   2.63   2.70
1987   7.98  8.24   8.49   8.75   9.00
1988   7.02  7.22   7.41   7.61   7.80
1989   4.74  4.76   4.77   4.79   4.80
1990   4.74  4.76   4.77   4.79   4.80
1991   3.96  3.95   3.93   3.92   3.90
1992   1.50  1.45   1.40   1.35   1.30
1993   0.75  0.75   0.75   0.75   0.75
1994   0.75  0.75   0.75   0.75   0.75
1995   1.06  1.07   1.08   1.09   1.10
1996   0.76  0.77   0.78   0.79   0.80
1997   0.75  0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985  11.70 11.43  11.16  10.89  10.62  10.35  10.08   9.81   9.54   9.27   9.00
1986   6.00  6.06   6.12   6.18   6.24   6.30   6.36   6.42   6.48   6.54   6.60
1987   3.08  3.18   3.29   3.39   3.50   3.60   3.71   3.81   3.92   4.02   4.13
1988   1.40  1.56   1.77   1.98   2.19   2.40   2.61   2.82   3.03   3.24   3.45
1989   1.80  1.95   2.10   2.25   2.40   2.55   2.70   2.85   3.00   3.15   3.30
1990   6.23  6.24   6.26   6.27   6.29   6.30   6.32   6.33   6.35   6.36   6.38
1991   5.85  5.85   5.85   5.85   5.85   5.85   5.85   5.85   5.85   5.85   5.85
1992   3.30  3.36   3.42   3.48   3.54   3.60   3.66   3.72   3.78   3.84   3.90
1993   1.35  1.42   1.49   1.59   1.70   1.80   1.91   2.01   2.12   2.22   2.33
1994   0.95  0.98   1.01   1.04   1.07   1.10   1.13   1.16   1.19   1.22   1.25
1995   0.75  0.80   0.85   0.90   0.95   1.00   1.05   1.10   1.15   1.20   1.25
1996    --    --     --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   8.73   8.46   8.19   7.92   7.65   7.52   7.38   7.25   7.11   6.98
1986   6.66   6.72   6.78   6.84   6.90   6.87   6.84   6.81   6.78   6.75
1987   4.23   4.34   4.44   4.55   4.65   4.71   4.77   4.83   4.89   4.95
1988   3.66   3.87   4.08   4.29   4.50   4.53   4.56   4.59   4.62   4.65
1989   3.45   3.60   3.75   3.90   4.05   4.13   4.20   4.28   4.35   4.43
1990   6.39   6.41   6.42   6.44   6.45   6.50   6.54   6.59   6.63   6.68
1991   5.85   5.85   5.85   5.85   5.85   5.88   5.91   5.94   5.97   6.00
1992   3.96   4.02   4.08   4.14   4.20   4.23   4.26   4.29   4.32   4.35
1993   2.43   2.54   2.64   2.75   2.85   2.88   2.91   2.94   2.97   3.00
1994   1.28   1.31   1.34   1.37   1.40   1.40   1.40   1.40   1.40   1.40
1995   1.30   1.35   1.40   1.45   1.50   1.52   1.53   1.55   1.56   1.58
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   6.84   6.71   6.57   6.44   6.30   6.14   5.97   5.81   5.64   5.48
1986   6.72   6.69   6.66   6.63   6.60   6.60   6.60   6.60   6.60   6.60
1987   5.01   5.07   5.13   5.19   5.25   5.36   5.46   5.57   5.67   5.78
1988   4.68   4.71   4.74   4.77   4.80   4.85   4.89   4.94   4.98   5.03
1989   4.50   4.58   4.65   4.73   4.80   4.82   4.83   4.85   4.86   4.88
1990   6.72   6.77   6.81   6.86   6.90   6.92   6.93   6.95   6.96   6.98
1991   6.03   6.06   6.09   6.12   6.15   6.23   6.30   6.38   6.45   6.53
1992   4.38   4.41   4.44   4.47   4.50   4.52   4.53   4.55   4.56   4.58
1993   3.03   3.06   3.09   3.12   3.15   3.12   3.09   3.06   3.03   3.00
1994   1.40   1.40   1.40   1.40   1.40   1.39   1.38   1.37   1.36   1.35
1995   1.59   1.61   1.62   1.64   1.65   1.62   1.59   1.56   1.53   1.50
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   5.31  5.15   4.98   4.82   4.65   4.34   4.02   3.71   3.39   3.08
1986   6.60  6.60   6.60   6.60   6.60   6.32   6.03   5.75   5.46   5.18
1987   5.88  5.99   6.09   6.20   6.30   6.33   6.36   6.39   6.42   6.45
1988   5.07  5.12   5.16   5.21   5.25   5.43   5.61   5.79   5.97   6.15
1989   4.89  4.91   4.92   4.94   4.95   5.09   5.22   5.36   5.49   5.63
1990   6.99  7.01   7.02   7.04   7.05   7.02   6.99   6.96   6.93   6.90
1991   6.60  6.68   6.75   6.83   6.90   6.86   6.81   6.77   6.72   6.68
1992   4.59  4.61   4.62   4.64   4.65   4.59   4.53   4.47   4.41   4.35
1993   2.97  2.94   2.91   2.88   2.85   2.82   2.79   2.76   2.73   2.70
1994   1.34  1.33   1.32   1.31   1.30   1.27   1.24   1.21   1.18   1.15
1995   1.48  1.46   1.44   1.42   1.40   1.37   1.34   1.31   1.28   1.25
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   2.76  2.45   2.13   1.82   1.50   1.40   1.30   1.20   1.10   1.00
1986   4.89  4.61   4.32   4.04   3.75   3.54   3.33   3.12   2.91   2.70
1987   6.48  6.51   6.54   6.57   6.60   6.45   6.30   6.15   6.00   5.85
1988   6.33  6.51   6.69   6.87   7.05   6.71   6.36   6.02   5.67   5.33
1989   5.76  5.90   6.03   6.17   6.30   6.08   5.85   5.63   5.40   5.18
1990   6.87  6.84   6.81   6.78   6.75   6.47   6.18   5.90   5.61   5.33
1991   6.63  6.59   6.54   6.50   6.45   6.23   6.00   5.78   5.55   5.33
1992   4.29  4.23   4.17   4.11   4.05   3.87   3.69   3.51   3.33   3.15
1993   2.67  2.64   2.61   2.58   2.55   2.40   2.25   2.10   1.95   1.80
1994   1.12  1.09   1.06   1.03   1.00   0.95   0.90   0.85   0.80   0.75
1995   1.22  1.19   1.16   1.13   1.10   1.04   0.98   0.92   0.86   0.80
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   0.90  0.80   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1986   2.49  2.28   2.07   1.86   1.65   1.46   1.32   1.18   1.04   0.90
1987   5.70  5.55   5.40   5.25   5.10   4.95   4.80   4.65   4.50   4.35
1988   4.98  4.64   4.29   3.95   3.60   3.26   2.91   2.57   2.22   1.88
1989   4.95  4.73   4.50   4.28   4.05   3.83   3.60   3.38   3.15   2.93
1990   5.04  4.76   4.47   4.19   3.90   3.62   3.33   3.05   2.76   2.48
1991   5.10  4.88   4.65   4.43   4.20   3.98   3.75   3.53   3.30   3.08
1992   2.97  2.79   2.61   2.43   2.25   2.07   1.89   1.71   1.53   1.40
1993   1.65  1.50   1.40   1.30   1.20   1.10   1.00   0.90   0.80   0.75
1994   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1995   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  --------------------------------
YEAR    76    77     78     79     80
       --------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75
1985   0.75  0.75   0.75   0.75   0.75
1986   0.76  0.75   0.75   0.75   0.75
1987   4.20  4.05   3.90   3.75   3.60
1988   1.53  1.29   1.06   0.83   0.75
1989   2.70  2.48   2.25   2.03   1.80
1990   2.19  1.91   1.62   1.39   1.20
1991   2.85  2.63   2.40   2.18   1.95
1992   1.28  1.16   1.04   0.92   0.80
1993   0.75  0.75   0.75   0.75   0.75
1994   0.75  0.75   0.75   0.75   0.75
1995   0.75  0.75   0.75   0.75   0.75
1996    --    --     --     --     --
1997    --    --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   2.96  3.12   3.28   3.44   3.59   3.75   3.91   4.07   4.22   4.38   4.54
1986   6.04  6.06   6.08   6.11   6.13   6.15   6.17   6.20   6.22   6.24   6.26
1987   3.08  3.15   3.23   3.30   3.38   3.45   3.53   3.60   3.68   3.75   3.83
1988   3.49  3.54   3.59   3.65   3.70   3.75   3.80   3.86   3.91   3.96   4.01
1989   4.09  4.14   4.19   4.25   4.30   4.35   4.40   4.46   4.51   4.56   4.61
1990   6.75  6.72   6.69   6.66   6.63   6.60   6.57   6.54   6.51   6.48   6.45
1991   5.78  5.79   5.81   5.82   5.84   5.85   5.87   5.88   5.90   5.91   5.93
1992   3.60  3.63   3.66   3.69   3.72   3.75   3.78   3.81   3.84   3.87   3.90
1993   1.61  1.65   1.69   1.73   1.76   1.80   1.84   1.88   1.91   1.95   1.99
1994   1.40  1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40
1995   1.48  1.46   1.45   1.43   1.42   1.40   1.39   1.37   1.36   1.34   1.33
1996    --    --     --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   4.70  4.85   5.01   5.17   5.33   5.48   5.64   5.80   5.96   6.11
1986   6.29  6.31   6.33   6.35   6.38   6.40   6.42   6.44   6.47   6.49
1987   3.90  3.98   4.05   4.13   4.20   4.28   4.35   4.43   4.50   4.58
1988   4.07  4.12   4.17   4.22   4.28   4.33   4.38   4.43   4.49   4.54
1989   4.67  4.72   4.77   4.82   4.88   4.93   4.98   5.03   5.09   5.14
1990   6.42  6.39   6.36   6.33   6.30   6.27   6.24   6.21   6.18   6.15
1991   5.94  5.96   5.97   5.99   6.00   6.02   6.03   6.05   6.06   6.08
1992   3.93  3.96   3.99   4.02   4.05   4.08   4.11   4.14   4.17   4.20
1993   2.03  2.06   2.10   2.14   2.18   2.21   2.25   2.29   2.33   2.36
1994   1.40  1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40
1995   1.31  1.30   1.28   1.27   1.25   1.24   1.22   1.21   1.19   1.18
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36   37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   6.27  6.43   6.59   6.74   6.90   6.60   6.30   6.00   5.70   5.40
1986   6.51  6.53   6.56   6.58   6.60   6.45   6.30   6.15   6.00   5.85
1987   4.65  4.73   4.80   4.88   4.95   5.06   5.16   5.27   5.37   5.48
1988   4.59  4.64   4.70   4.75   4.80   4.91   5.01   5.12   5.22   5.33
1989   5.19  5.24   5.30   5.35   5.40   5.34   5.28   5.22   5.16   5.10
1990   6.12  6.09   6.06   6.03   6.00   6.00   6.00   6.00   6.00   6.00
1991   6.09  6.11   6.12   6.14   6.15   6.06   5.97   5.88   5.79   5.70
1992   4.23  4.26   4.29   4.32   4.35   4.29   4.23   4.17   4.11   4.05
1993   2.40  2.44   2.48   2.51   2.55   2.51   2.46   2.42   2.37   2.33
1994   1.40  1.40   1.40   1.40   1.40   1.36   1.32   1.28   1.24   1.20
1995   1.16  1.15   1.13   1.12   1.10   1.06   1.02   0.98   0.94   0.90
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   5.10  4.80   4.50   4.20   3.90   3.63   3.36   3.09   2.82   2.55
1986   5.70  5.55   5.40   5.25   5.10   4.80   4.50   4.20   3.90   3.60
1987   5.58  5.69   5.79   5.90   6.00   5.94   5.88   5.82   5.76   5.70
1988   5.43  5.54   5.64   5.75   5.85   5.81   5.76   5.72   5.67   5.63
1989   5.04  4.98   4.92   4.86   4.80   4.82   4.83   4.85   4.86   4.88
1990   6.00  6.00   6.00   6.00   6.00   5.90   5.79   5.69   5.58   5.48
1991   5.61  5.52   5.43   5.34   5.25   5.24   5.22   5.21   5.19   5.18
1992   3.99  3.93   3.87   3.81   3.75   3.65   3.54   3.44   3.33   3.23
1993   2.28  2.24   2.19   2.15   2.10   2.04   1.98   1.92   1.86   1.80
1994   1.16  1.12   1.08   1.04   1.00   0.96   0.92   0.88   0.84   0.80
1995   0.86  0.82   0.78   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   2.28  2.01   1.74   1.48   1.30   1.29   1.28   1.27   1.26   1.25
1986   3.30  3.00   2.70   2.40   2.10   2.19   2.28   2.37   2.46   2.55
1987   5.64  5.58   5.52   5.46   5.40   5.25   5.10   4.95   4.80   4.65
1988   5.58  5.54   5.49   5.45   5.40   5.28   5.16   5.04   4.92   4.80
1989   4.89  4.91   4.92   4.94   4.95   4.79   4.62   4.46   4.29   4.13
1990   5.37  5.27   5.16   5.06   4.95   4.73   4.50   4.28   4.05   3.83
1991   5.16  5.15   5.13   5.12   5.10   4.94   4.77   4.61   4.44   4.28
1992   3.12  3.02   2.91   2.81   2.70   2.61   2.52   2.43   2.34   2.25
1993   1.74  1.68   1.62   1.56   1.50   1.42   1.34   1.26   1.18   1.10
1994   0.76  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1995   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   66    67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1985   1.24  1.23   1.22   1.21   1.20   1.19   1.18   1.17   1.16   1.15
1986   2.64  2.73   2.82   2.91   3.00   3.09   3.18   3.27   3.36   3.45
1987   4.50  4.35   4.20   4.05   3.90   3.75   3.60   3.45   3.30   3.15
1988   4.68  4.56   4.44   4.32   4.20   4.08   3.96   3.84   3.72   3.60
1989   3.96  3.80   3.63   3.47   3.30   3.14   2.97   2.81   2.64   2.48
1990   3.60  3.38   3.15   2.93   2.70   2.48   2.25   2.03   1.80   1.58
1991   4.11  3.95   3.78   3.62   3.45   3.29   3.12   2.96   2.79   2.63
1992   2.16  2.07   1.98   1.89   1.80   1.71   1.62   1.53   1.46   1.40
1993   1.02  0.94   0.86   0.78   0.75   0.75   0.75   0.75   0.75   0.75
1994   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1995   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                ISSUE AGE
ISSUE  -------------------------------
YEAR   76    77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984   0.75  0.75   0.75   0.75   0.75
1985   1.14  1.13   1.12   1.11   1.10
1986   3.54  3.63   3.72   3.81   3.90
1987   3.00  2.85   2.70   2.55   2.40
1988   3.48  3.36   3.24   3.12   3.00
1989   2.31  2.15   1.98   1.82   1.65
1990   1.40  1.25   1.10   0.95   0.80
1991   2.46  2.30   2.13   1.97   1.80
1992   1.34  1.28   1.22   1.16   1.10
1993   0.75  0.75   0.75   0.75   0.75
1994   0.75  0.75   0.75   0.75   0.75
1995   0.75  0.75   0.75   0.75   0.75
1996    --    --     --     --     --
1997    --    --     --     --     --

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990    4.50  4.53   4.56   4.59   4.62   4.65   4.68   4.71   4.74   4.77  4.80
1991    8.03  7.92   7.82   7.71   7.61   7.50   7.40   7.29   7.19   7.08  6.98
1992    8.10  7.98   7.86   7.74   7.62   7.50   7.38   7.26   7.14   7.02  6.90
1993    7.43  7.32   7.22   7.11   7.01   6.90   6.80   6.69   6.59   6.48  6.38
1994    1.40  1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40  1.40
1995    1.73  1.71   1.70   1.68   1.67   1.65   1.64   1.62   1.61   1.59  1.58
1996    1.30  1.28   1.26   1.24   1.22   1.20   1.18   1.16   1.14   1.12  1.10
1997    0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75  0.75

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    4.83  4.86   4.89   4.92   4.95   4.98   5.01   5.04   5.07   5.10
1991    6.87  6.77   6.66   6.56   6.45   6.35   6.24   6.14   6.03   5.93
1992    6.78  6.66   6.54   6.42   6.30   6.18   6.06   5.94   5.82   5.70
1993    6.27  6.17   6.06   5.96   5.85   5.75   5.64   5.54   5.43   5.33
1994    1.40  1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40
1995    1.56  1.55   1.53   1.52   1.50   1.49   1.48   1.47   1.46   1.45
1996    1.08  1.06   1.04   1.02   1.00   0.98   0.96   0.94   0.92   0.90
1997    0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    5.13  5.16   5.19   5.22   5.25   5.28   5.31   5.34   5.37   5.40
1991    5.82  5.72   5.61   5.51   5.40   5.30   5.19   5.09   4.98   4.88
1992    5.58  5.46   5.34   5.22   5.10   4.98   4.86   4.74   4.62   4.50
1993    5.22  5.12   5.01   4.91   4.80   4.70   4.59   4.49   4.38   4.28
1994    1.40  1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40
1995    1.44  1.43   1.42   1.41   1.40   1.39   1.38   1.37   1.36   1.35
1996    0.88  0.86   0.84   0.82   0.80   0.78   0.76   0.75   0.75   0.75
1997    0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   5.43  5.46   5.49   5.52   5.55   5.36   5.18   4.99   4.80   4.61
1991   4.77  4.67   4.56   4.46   4.35   4.31   4.28   4.24   4.20   4.16
1992   4.38  4.26   4.14   4.02   3.90   3.86   3.83   3.79   3.75   3.71
1993   4.17  4.07   3.96   3.86   3.75   3.71   3.68   3.64   3.60   3.56
1994   1.40  1.40   1.40   1.40   1.40   1.38   1.37   1.35   1.33   1.32
1995   1.34  1.33   1.32   1.31   1.30   1.28   1.25   1.23   1.20   1.18
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   4.43  4.24   4.05   3.86   3.68   3.49   3.30   3.11   2.93   2.74
1991   4.13  4.09   4.05   4.01   3.98   3.94   3.90   3.86   3.83   3.79
1992   3.68  3.64   3.60   3.56   3.53   3.49   3.45   3.41   3.38   3.34
1993   3.53  3.49   3.45   3.41   3.38   3.34   3.30   3.26   3.23   3.19
1994   1.30  1.28   1.27   1.25   1.23   1.22   1.20   1.18   1.17   1.15
1995   1.15  1.13   1.10   1.08   1.05   1.03   1.00   0.98   0.95   0.93
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.55  2.36   2.18   1.99   1.80   1.61   1.45   1.33   1.20   1.08
1991   3.75  3.71   3.68   3.64   3.60   3.56   3.53   3.49   3.45   3.41
1992   3.30  3.26   3.23   3.19   3.15   3.11   3.08   3.04   3.00   2.96
1993   3.15  3.11   3.08   3.04   3.00   2.96   2.93   2.89   2.85   2.81
1994   1.13  1.12   1.10   1.08   1.07   1.05   1.03   1.02   1.00   0.98
1995   0.90  0.88   0.85   0.83   0.80   0.78   0.75   0.75   0.75   0.75
1996   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR    76    77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990   0.95  0.83   0.75   0.75   0.75
1991   3.38  3.34   3.30   3.26   3.23
1992   2.93  2.89   2.85   2.81   2.78
1993   2.78  2.74   2.70   2.66   2.63
1994   0.97  0.95   0.93   0.92   0.90
1995   0.75  0.75   0.75   0.75   0.75
1996   0.75  0.75   0.75   0.75   0.75
1997   0.75  0.75   0.75   0.75   0.75

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982   1.35  1.26   1.17   1.08   0.99   0.90   0.81   0.72   0.63   0.54   0.45
1983   1.35  1.26   1.17   1.08   0.99   0.90   0.81   0.72   0.63   0.54   0.45
1984   5.45  5.30   5.15   5.00   4.85   4.70   4.55   4.40   4.25   4.10   3.95
1985   3.00  2.98   2.96   2.94   2.92   2.90   2.88   2.86   2.84   2.82   2.80
1986   4.00  4.00   4.00   4.00   4.00   4.00   4.00   4.00   4.00   4.00   4.00
1987   4.68  4.60   4.53   4.45   4.38   4.30   4.23   4.15   4.08   4.00   3.93
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     26   27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982   0.36  0.27   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.36  0.27   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   3.80  3.65   3.50   3.35   3.20   3.11   3.02   2.93   2.84   2.75
1985   2.78  2.76   2.74   2.72   2.70   2.63   2.56   2.49   2.42   2.35
1986   4.00  4.00   4.00   4.00   4.00   3.94   3.88   3.82   3.76   3.70
1987   3.85  3.78   3.70   3.63   3.55   3.48   3.40   3.33   3.25   3.18
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     36   37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   2.66  2.57   2.48   2.39   2.30   2.17   2.04   1.91   1.78   1.65
1985   2.28  2.21   2.14   2.07   2.00   1.87   1.74   1.61   1.48   1.35
1986   3.64  3.58   3.52   3.46   3.40   3.27   3.14   3.01   2.88   2.75
1987   3.10  3.03   2.95   2.88   2.80   2.66   2.52   2.38   2.24   2.10
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992    --    --     --     --     --     --     --     --     --     --
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE ---------------------------------------------------------------------
YEAR     46     47     48     49     50     51     52     53     54     55
      ---------------------------------------------------------------------
1982    0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983    0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984    1.52   1.39   1.26   1.13   1.00   0.91   0.82   0.73   0.64   0.55
1985    1.22   1.09   0.96   0.83   0.70   0.65   0.60   0.55   0.50   0.45
1986    2.62   2.49   2.36   2.23   2.10   2.02   1.94   1.86   1.78   1.70
1987    1.95   1.82   1.68   1.54   1.40   1.26   1.12   0.98   0.84   0.70
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990     --     --     --     --     --     --     --     --     --     --
1991     --     --     --     --     --     --     --     --     --     --
1992     --     --     --     --     --     --     --     --     --     --
1993     --     --     --     --     --     --     --     --     --     --
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
      --------------------------------------------------------------------
1982   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   0.46   0.37   0.28   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   0.40   0.35   0.30   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1986   1.62   1.54   1.46   1.38   1.30   1.23   1.16   1.09   1.02   0.95
1987   0.56   0.42   0.28   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992    --     --     --     --     --     --     --     --     --     --
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE -------------------------------------------------------------------
YEAR   66     67     68     69     70     71     72     73     74     75
      -------------------------------------------------------------------
1982  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1986  0.88   0.81   0.74   0.67   0.60   0.53   0.46   0.39   0.32   0.25
1987  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1988   --     --     --     --     --     --     --     --     --     --
1989   --     --     --     --     --     --     --     --     --     --
1990   --     --     --     --     --     --     --     --     --     --
1991   --     --     --     --     --     --     --     --     --     --
1992   --     --     --     --     --     --     --     --     --     --
1993   --     --     --     --     --     --     --     --     --     --
1994   --     --     --     --     --     --     --     --     --     --
1995   --     --     --     --     --     --     --     --     --     --
1996   --     --     --     --     --     --     --     --     --     --
1997   --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

               ISSUE AGE
ISSUE ---------------------------------
YEAR   76     77     78     79     80+
      ---------------------------------
1982  0.25   0.25   0.25   0.25   0.25
1983  0.25   0.25   0.25   0.25   0.25
1984  0.25   0.25   0.25   0.25   0.25
1985  0.25   0.25   0.25   0.25   0.25
1986  0.25   0.25   0.25   0.25   0.25
1987  0.25   0.25   0.25   0.25   0.25
1988   --     --     --     --     --
1989   --     --     --     --     --
1990   --     --     --     --     --
1991   --     --     --     --     --
1992   --     --     --     --     --
1993   --     --     --     --     --
1994   --     --     --     --     --
1995   --     --     --     --     --
1996   --     --     --     --     --
1997   --     --     --     --     --

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE
      ---------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24    25
      ---------------------------------------------------------------------------
1982   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1983   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1984   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1985   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1986   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1987   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1988   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1989   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1990   3.75  3.72   3.69   3.66   3.63   3.60   3.57   3.54   3.51   3.48   3.45
1991   3.05  3.06   3.07   3.08   3.09   3.10   3.11   3.12   3.13   3.14   3.15
1992   3.45  3.36   3.27   3.18   3.09   3.00   2.91   2.82   2.73   2.64   2.55
1993   1.40  1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40   1.40
1994   0.85  0.86   0.87   0.88   0.89   0.90   0.91   0.92   0.93   0.94   0.95
1995   0.85  0.84   0.83   0.82   0.81   0.80   0.79   0.78   0.77   0.76   0.75
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1983   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1984   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1985   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1986   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1987   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1988   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1989   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1990   3.42  3.39   3.36   3.33   3.30   3.21   3.12   3.03   2.94   2.85
1991   3.16  3.17   3.18   3.19   3.20   3.14   3.08   3.02   2.96   2.90
1992   2.46  2.37   2.28   2.19   2.10   2.11   2.12   2.13   2.14   2.15
1993   1.40  1.40   1.40   1.40   1.40   1.39   1.38   1.37   1.36   1.35
1994   0.96  0.97   0.98   0.99   1.00   0.95   0.90   0.85   0.80   0.75
1995   0.74  0.73   0.72   0.71   0.70   0.68   0.66   0.64   0.62   0.60
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1983   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1984   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1985   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1986   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1987   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1988   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1989   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1990   2.76  2.67   2.58   2.49   2.40   2.43   2.46   2.49   2.52   2.55
1991   2.84  2.78   2.72   2.66   2.60   2.59   2.58   2.57   2.56   2.55
1992   2.16  2.17   2.18   2.19   2.20   2.19   2.18   2.17   2.16   2.15
1993   1.34  1.33   1.32   1.31   1.30   1.30   1.30   1.30   1.30   1.30
1994   0.70  0.65   0.60   0.55   0.50   0.52   0.54   0.56   0.58   0.60
1995   0.58  0.56   0.54   0.52   0.50   0.51   0.52   0.53   0.54   0.55
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.58  2.61   2.64   2.67   2.70   2.69   2.68   2.67   2.66   2.65
1991   2.54  2.53   2.52   2.51   2.50   2.53   2.56   2.59   2.62   2.65
1992   2.14  2.13   2.12   2.11   2.10   2.14   2.18   2.22   2.26   2.30
1993   1.30  1.30   1.30   1.30   1.30   1.31   1.32   1.33   1.34   1.35
1994   0.62  0.64   0.66   0.68   0.70   0.72   0.74   0.76   0.78   0.80
1995   0.56  0.57   0.58   0.59   0.60   0.64   0.68   0.72   0.76   0.80
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.64  2.63   2.62   2.61   2.60   2.50   2.40   2.30   2.20   2.10
1991   2.68  2.71   2.74   2.77   2.80   2.71   2.62   2.53   2.44   2.35
1992   2.34  2.38   2.42   2.46   2.50   2.40   2.30   2.20   2.10   2.00
1993   1.36  1.37   1.38   1.39   1.40   1.29   1.18   1.07   0.96   0.85
1994   0.82  0.84   0.86   0.88   0.90   0.91   0.92   0.93   0.94   0.95
1995   0.84  0.88   0.92   0.96   1.00   1.01   1.02   1.03   1.04   1.05
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.00  1.90   1.80   1.70   1.60   1.50   1.40   1.30   1.20   1.10
1991   2.26  2.17   2.08   1.99   1.90   1.81   1.72   1.63   1.54   1.45
1992   1.90  1.80   1.70   1.60   1.50   1.40   1.30   1.20   1.10   1.00
1993   0.74  0.63   0.52   0.41   0.30   0.25   0.25   0.25   0.25   0.25
1994   0.96  0.97   0.98   0.99   1.00   1.01   1.02   1.03   1.04   1.05
1995   1.06  1.07   1.08   1.09   1.10   1.11   1.12   1.13   1.14   1.15
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1482
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR    76    77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990   1.00  0.90   0.80   0.70   0.60
1991   1.36  1.27   1.18   1.09   1.00
1992   0.90  0.80   0.70   0.60   0.50
1993   0.25  0.25   0.25   0.25   0.25
1994   1.06  1.07   1.08   1.09   1.10
1995   1.16  1.17   1.18   1.19   1.20
1996   0.25  0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990   3.35  3.34   3.33   3.32   3.31   3.30   3.29   3.28   3.27   3.26   3.25
1991   3.40  3.38   3.36   3.34   3.32   3.30   3.28   3.26   3.24   3.22   3.20
1992   3.10  3.04   2.98   2.92   2.86   2.80   2.74   2.68   2.62   2.56   2.50
1993   2.00  1.96   1.92   1.88   1.84   1.80   1.76   1.72   1.68   1.64   1.60
1994   0.60  0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60
1995   0.80  0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   3.24   3.23   3.22   3.21   3.20   3.20   3.20   3.20   3.20   3.20
1991   3.18   3.16   3.14   3.12   3.10   3.11   3.12   3.13   3.14   3.15
1992   2.44   2.38   2.32   2.26   2.20   2.21   2.22   2.23   2.24   2.25
1993   1.56   1.52   1.48   1.44   1.40   1.39   1.38   1.37   1.36   1.35
1994   0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60
1995   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80
1996   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   3.20   3.20   3.20   3.20   3.20   3.19   3.18   3.17   3.16   3.15
1991   3.16   3.17   3.18   3.19   3.20   3.19   3.18   3.17   3.16   3.15
1992   2.26   2.27   2.28   2.29   2.30   2.28   2.26   2.24   2.22   2.20
1993   1.34   1.33   1.32   1.31   1.30   1.28   1.26   1.24   1.22   1.20
1994   0.60   0.60   0.60   0.60   0.60   0.63   0.66   0.69   0.72   0.75
1995   0.80   0.80   0.80   0.80   0.80   0.81   0.82   0.83   0.84   0.85
1996   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     46   47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   3.14  3.13   3.12   3.11   3.10   2.99   2.88   2.77   2.66   2.55
1991   3.14  3.13   3.12   3.11   3.10   3.00   2.90   2.80   2.70   2.60
1992   2.18  2.16   2.14   2.12   2.10   2.06   2.02   1.98   1.94   1.90
1993   1.18  1.16   1.14   1.12   1.10   1.08   1.06   1.04   1.02   1.00
1994   0.78  0.81   0.84   0.87   0.90   0.87   0.84   0.81   0.78   0.75
1995   0.86  0.87   0.88   0.89   0.90   0.86   0.82   0.78   0.74   0.70
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     56   57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.44  2.33   2.22   2.11   2.00   1.98   1.96   1.94   1.92   1.90
1991   2.50  2.40   2.30   2.20   2.10   2.05   2.00   1.95   1.90   1.85
1992   1.86  1.82   1.78   1.74   1.70   1.66   1.62   1.58   1.54   1.50
1993   0.98  0.96   0.94   0.92   0.90   0.81   0.72   0.63   0.54   0.45
1994   0.72  0.69   0.66   0.63   0.60   0.61   0.62   0.63   0.64   0.65
1995   0.66  0.62   0.58   0.54   0.50   0.50   0.50   0.50   0.50   0.50
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     66   67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   1.88  1.86   1.84   1.82   1.80   1.78   1.76   1.74   1.72   1.70
1991   1.80  1.75   1.70   1.65   1.60   1.55   1.50   1.45   1.40   1.35
1992   1.46  1.42   1.38   1.34   1.30   1.26   1.22   1.18   1.14   1.10
1993   0.36  0.27   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1994   0.66  0.67   0.68   0.69   0.70   0.71   0.72   0.73   0.74   0.75
1995   0.50  0.50   0.50   0.50   0.50   0.50   0.50   0.50   0.50   0.50
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1483
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR     76   77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990   1.68  1.66   1.64   1.62   1.60
1991   1.30  1.25   1.20   1.15   1.10
1992   1.06  1.02   0.98   0.94   0.90
1993   0.25  0.25   0.25   0.25   0.25
1994   0.76  0.77   0.78   0.79   0.80
1995   0.50  0.50   0.50   0.50   0.50
1996   0.25  0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   4.50  4.42   4.34   4.26   4.18   4.10   4.02   3.94   3.86   3.78   3.70
1985   2.10  2.22   2.34   2.46   2.58   2.70   2.82   2.94   3.06   3.18   3.30
1986   2.05  2.18   2.31   2.44   2.57   2.70   2.83   2.96   3.09   3.22   3.35
1987   3.35  3.38   3.41   3.44   3.47   3.50   3.53   3.56   3.59   3.62   3.65
1988   3.75  3.74   3.73   3.72   3.71   3.70   3.69   3.68   3.67   3.66   3.65
1989   3.70  3.72   3.74   3.76   3.78   3.80   3.82   3.84   3.86   3.88   3.90
1990   4.05  4.02   3.99   3.96   3.93   3.90   3.87   3.64   3.81   3.78   3.75
1991   3.70  3.68   3.66   3.64   3.62   3.60   3.58   3.56   3.54   3.52   3.50
1992   2.55  2.54   2.53   2.52   2.51   2.50   2.49   2.48   2.47   2.46   2.45
1993   1.60  1.60   1.60   1.60   1.60   1.60   1.60   1.60   1.60   1.60   1.60
1994   0.80  0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80   0.80
1995   0.65  0.66   0.67   0.68   0.69   0.70   0.71   0.72   0.73   0.74   0.75
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.26   0.28   0.30
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   3.62  3.54   3.46   3.38   3.30   3.15   3.00   2.85   2.70   2.55
1985   3.42  3.54   3.66   3.78   3.90   3.88   3.86   3.84   3.82   3.80
1986   3.48  3.61   3.74   3.87   4.00   4.11   4.22   4.33   4.44   4.55
1987   3.68  3.71   3.74   3.77   3.80   3.79   3.78   3.77   3.76   3.75
1988   3.64  3.63   3.62   3.61   3.60   3.59   3.58   3.57   3.56   3.55
1989   3.92  3.94   3.96   3.98   4.00   3.90   3.80   3.70   3.60   3.50
1990   3.72  3.69   3.66   3.63   3.60   3.59   3.58   3.57   3.56   3.55
1991   3.48  3.46   3.44   3.42   3.40   3.40   3.40   3.40   3.40   3.40
1992   2.44  2.43   2.42   2.41   2.40   2.39   2.38   2.37   2.36   2.35
1993   1.60  1.60   1.60   1.60   1.60   1.58   1.56   1.54   1.52   1.50
1994   0.80  0.80   0.80   0.80   0.80   0.79   0.78   0.77   0.76   0.75
1995   0.76  0.77   0.78   0.79   0.80   0.78   0.76   0.74   0.72   0.70
1996   0.32  0.34   0.36   0.38   0.40   0.38   0.36   0.34   0.32   0.30
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   2.40  2.25   2.10   1.95   1.80   1.73   1.66   1.59   1.52   1.45
1985   3.78  3.76   3.74   3.72   3.70   3.72   3.74   3.76   3.78   3.80
1986   4.66  4.77   4.88   4.99   5.10   4.97   4.84   4.71   4.58   4.45
1987   3.74  3.73   3.72   3.71   3.70   3.61   3.52   3.43   3.34   3.25
1988   3.54  3.53   3.52   3.51   3.50   3.48   3.46   3.44   3.42   3.40
1989   3.40  3.30   3.20   3.10   3.00   3.01   3.02   3.03   3.04   3.05
1990   3.54  3.53   3.52   3.51   3.50   3.49   3.48   3.47   3.46   3.45
1991   3.40  3.40   3.40   3.40   3.40   3.37   3.34   3.31   3.28   3.25
1992   2.34  2.33   2.32   2.31   2.30   2.29   2.28   2.27   2.26   2.25
1993   1.48  1.46   1.44   1.42   1.40   1.40   1.40   1.40   1.40   1.40
1994   0.74  0.73   0.72   0.71   0.70   0.69   0.68   0.67   0.66   0.65
1995   0.68  0.66   0.64   0.62   0.60   0.60   0.60   0.60   0.60   0.60
1996   0.28  0.26   0.25   0.25   0.25   0.25   0.25   0.26   0.28   0.30
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   1.38  1.31   1.24   1.17   1.10   0.99   0.88   0.77   0.66   0.55
1985   3.82  3.84   3.86   3.88   3.90   3.86   3.82   3.78   3.74   3.70
1986   4.32  4.19   4.06   3.93   3.80   3.88   3.96   4.04   4.12   4.20
1987   3.16  3.07   2.98   2.89   2.80   2.88   2.96   3.04   3.12   3.20
1988   3.38  3.36   3.34   3.32   3.30   3.28   3.26   3.24   3.22   3.20
1989   3.06  3.07   3.08   3.09   3.10   3.17   3.24   3.31   3.38   3.45
1990   3.44  3.43   3.42   3.41   3.40   3.47   3.54   3.61   3.68   3.75
1991   3.22  3.19   3.16   3.13   3.10   3.17   3.24   3.31   3.38   3.45
1992   2.24  2.23   2.22   2.21   2.20   2.23   2.26   2.29   2.32   2.35
1993   1.40  1.40   1.40   1.40   1.40   1.39   1.38   1.37   1.36   1.35
1994   0.64  0.63   0.62   0.61   0.60   0.65   0.70   0.75   0.80   0.85
1995   0.60  0.60   0.60   0.60   0.60   0.62   0.64   0.66   0.68   0.70
1996   0.32  0.34   0.36   0.38   0.40   0.38   0.36   0.34   0.32   0.30
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   0.44  0.33   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   3.66  3.62   3.58   3.54   3.50   3.26   3.02   2.78   2.54   2.30
1986   4.28  4.36   4.44   4.52   4.60   4.37   4.14   3.91   3.68   3.45
1987   3.28  3.36   3.44   3.52   3.60   3.68   3.76   3.84   3.92   4.00
1988   3.18  3.16   3.14   3.12   3.10   3.21   3.32   3.43   3.54   3.65
1989   3.52  3.59   3.66   3.73   3.80   3.75   3.70   3.65   3.60   3.55
1990   3.82  3.89   3.96   4.03   4.10   3.99   3.88   3.77   3.66   3.55
1991   3.52  3.59   3.66   3.73   3.80   3.74   3.68   3.62   3.56   3.50
1992   2.38  2.41   2.44   2.47   2.50   2.43   2.36   2.29   2.22   2.15
1993   1.34  1.33   1.32   1.31   1.30   1.25   1.20   1.15   1.10   1.05
1994   0.90  0.95   1.00   1.05   1.10   1.06   1.02   0.98   0.94   0.90
1995   0.72  0.74   0.76   0.78   0.80   0.80   0.80   0.80   0.80   0.80
1996   0.28  0.26   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1577
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                 ISSUE AGE
ISSUE  --------------------------------
YEAR    76    77     78     79     80+
       --------------------------------
1982   0.25  0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25
1984   0.25  0.25   0.25   0.25   0.25
1985   0.25  0.25   0.25   0.25   0.25
1986   0.92  0.69   0.46   0.25   0.25
1987   4.88  4.96   5.04   5.12   5.20
1988   4.86  4.97   5.08   5.19   5.30
1989   3.00  2.95   2.90   2.85   2.80
1990   2.34  2.23   2.12   2.01   1.90
1991   2.84  2.78   2.72   2.66   2.60
1992   1.38  1.31   1.24   1.17   1.10
1993   0.50  0.45   0.40   0.35   0.30
1994   0.46  0.42   0.38   0.34   0.30
1995   0.80  0.80   0.80   0.80   0.80
1996   0.25  0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15  16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   4.00  3.94   3.88   3.82   3.76   3.70   3.64   3.58   3.52   3.46   3.40
1985   2.35  2.34   2.33   2.32   2.31   2.70   2.82   2.94   3.06   3.18   3.30
1986   3.65  3.62   3.59   3.56   3.53   3.50   3.47   3.44   3.41   3.38   3.35
1987   3.40  3.42   3.44   3.46   3.48   3.50   3.52   3.54   3.56   3.58   3.60
1988   3.80  3.78   3.76   3.74   3.72   3.70   3.68   3.66   3.64   3.62   3.60
1989   4.25  4.18   4.11   4.04   3.97   3.90   3.83   3.76   3.69   3.62   3.55
1990   3.80  3.80   3.80   3.80   3.80   3.80   3.80   3.80   3.80   3.80   3.80
1991   3.50  3.50   3.50   3.50   3.50   3.50   3.50   3.50   3.50   3.50   3.50
1992   2.45  2.44   2.43   2.42   2.41   2.40   2.39   2.38   2.37   2.36   2.35
1993   1.55  1.54   1.53   1.52   1.51   1.50   1.49   1.48   1.47   1.46   1.45
1994   0.85  0.84   0.83   0.82   0.81   0.80   0.79   0.78   0.77   0.76   0.75
1995   0.90  0.88   0.86   0.84   0.82   0.80   0.78   0.76   0.74   0.72   0.70
1996   0.30  0.30   0.30   0.30   0.30   0.30   0.30   0.30   0.30   0.30   0.30
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   26    27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   3.34  3.28   3.22   3.16   3.10   2.97   2.84   2.71   2.58   2.45
1985   3.42  3.54   3.66   3.78   3.90   3.88   3.86   3.84   3.82   3.80
1986   3.32  3.29   3.26   3.23   4.00   4.11   4.22   4.33   4.44   4.55
1987   3.62  3.64   3.66   3.68   3.70   3.69   3.68   3.67   3.66   3.65
1988   3.58  3.56   3.54   3.52   3.50   3.49   3.48   3.47   3.46   3.45
1989   3.48  3.41   3.34   3.27   3.20   3.21   3.22   3.23   3.24   3.25
1990   3.80  3.80   3.80   3.80   3.80   3.80   3.80   3.80   3.80   3.80
1991   3.50  3.50   3.50   3.50   3.50   3.49   3.48   3.47   3.46   3.45
1992   2.34  2.33   2.32   2.31   2.30   2.30   2.30   2.30   2.30   2.30
1993   1.44  1.43   1.42   1.41   1.40   1.40   1.40   1.40   1.40   1.40
1994   0.74  0.73   0.72   0.71   0.70   0.69   0.68   0.67   0.66   0.65
1995   0.68  0.66   0.64   0.62   0.60   0.60   0.60   0.60   0.60   0.60
1996   0.30  0.30   0.30   0.30   0.30   0.30   0.30   0.30   0.30   0.30
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   2.32  2.19   2.06   1.93   1.80   1.67   1.54   1.41   1.28   1.15
1985   3.78  3.76   3.74   3.72   3.70   3.72   3.74   3.76   3.78   3.80
1986   4.66  4.77   4.88   4.99   5.10   4.97   4.84   4.71   4.58   4.45
1987   3.64  3.63   3.62   3.61   3.60   3.57   3.54   3.51   3.48   3.45
1988   3.44  3.43   3.42   3.41   3.40   3.38   3.36   3.34   3.32   3.30
1989   3.26  3.27   3.28   3.29   3.30   3.32   3.34   3.36   3.38   3.40
1990   3.80  3.80   3.80   3.80   3.80   3.74   3.68   3.62   3.56   3.50
1991   3.44  3.43   3.42   3.41   3.40   3.36   3.32   3.28   3.24   3.20
1992   2.30  2.30   2.30   2.30   2.30   2.25   2.20   2.15   2.10   2.05
1993   1.40  1.40   1.40   1.40   1.40   1.39   1.38   1.37   1.36   1.35
1994   0.64  0.63   0.62   0.61   0.60   0.61   0.62   0.63   0.64   0.65
1995   0.60  0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60   0.60
1996   0.30  0.30   0.30   0.30   0.30   0.29   0.28   0.27   0.26   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                   ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR   46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   1.02  0.89   0.76   0.63   0.50   0.45   0.40   0.35   0.30   0.25
1985   3.82  3.84   3.86   3.88   3.90   3.86   3.82   3.78   3.74   3.70
1986   4.32  4.19   4.06   3.93   3.80   3.88   3.96   4.04   4.12   4.20
1987   3.42  3.39   3.36   3.33   3.30   3.23   3.16   3.09   3.02   2.95
1988   3.28  3.26   3.24   3.22   3.20   3.14   3.08   3.02   2.96   2.90
1989   3.42  3.44   3.46   3.48   3.50   3.45   3.40   3.35   3.30   3.25
1990   3.44  3.38   3.32   3.26   3.20   3.18   3.16   3.14   3.12   3.10
1991   3.16  3.12   3.08   3.04   3.00   2.98   2.96   2.94   2.92   2.90
1992   2.00  1.95   1.90   1.85   1.80   1.80   1.80   1.80   1.80   1.80
1993   1.34  1.33   1.32   1.31   1.30   1.27   1.24   1.21   1.18   1.15
1994   0.66  0.67   0.68   0.69   0.70   0.69   0.68   0.67   0.66   0.65
1995   0.60  0.60   0.60   0.60   0.60   0.58   0.56   0.54   0.52   0.50
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1982   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   3.66   3.62   3.58   3.54   3.50   3.26   3.02   2.78   2.54   2.30
1986   4.28   4.36   4.44   4.52   4.60   4.37   4.14   3.91   3.68   3.45
1987   2.88   2.81   2.74   2.67   2.60   2.77   2.94   3.11   3.28   3.45
1988   2.84   2.78   2.72   2.66   2.60   2.73   2.86   2.99   3.12   3.25
1989   3.20   3.15   3.10   3.05   3.00   3.01   3.02   3.03   3.04   3.05
1990   3.08   3.06   3.04   3.02   3.00   3.01   3.02   3.03   3.04   3.05
1991   2.88   2.86   2.84   2.82   2.80   2.79   2.78   2.77   2.76   2.75
1992   1.80   1.80   1.80   1.80   1.80   1.75   1.70   1.65   1.60   1.55
1993   1.12   1.09   1.06   1.03   1.00   0.93   0.86   0.79   0.72   0.65
1994   0.64   0.63   0.62   0.61   0.60   0.57   0.54   0.51   0.48   0.45
1995   0.48   0.46   0.44   0.42   0.40   0.41   0.42   0.43   0.44   0.45
1996   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       -------------------------------------------------------------------
1982   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1983   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1984   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   2.06   1.82   1.58   1.34   1.10   0.86   0.62   0.38   0.25   0.25
1986   3.22   2.99   2.76   2.53   2.30   2.07   1.84   1.61   1.50   1.55
1987   3.62   3.79   3.96   4.13   4.30   4.47   4.64   4.81   4.98   5.15
1988   3.38   3.51   3.64   3.77   3.90   4.03   4.16   4.29   4.42   4.55
1989   3.06   3.07   3.08   3.09   3.10   3.11   3.12   3.13   3.14   3.15
1990   3.06   3.07   3.08   3.09   3.10   3.11   3.12   3.13   3.14   3.15
1991   2.74   2.73   2.72   2.71   2.70   2.69   2.68   2.67   2.66   2.65
1992   1.50   1.45   1.40   1.35   1.30   1.25   1.20   1.15   1.10   1.05
1993   0.58   0.51   0.44   0.37   0.30   0.25   0.25   0.25   0.25   0.25
1994   0.42   0.39   0.36   0.33   0.30   0.27   0.25   0.25   0.25   0.25
1995   0.46   0.47   0.48   0.49   0.50   0.51   0.52   0.53   0.54   0.55
1996   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1578
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                 ISSUE AGE
ISSUE  ---------------------------------
YEAR    76     77     78     79     80+
       ---------------------------------
1982   0.25   0.25   0.25   0.25   0.25
1983   0.25   0.25   0.25   0.25   0.25
1984   0.25   0.25   0.25   0.25   0.25
1985   0.25   0.25   0.25   0.25   0.25
1986   1.60   1.65   1.70   1.75   1.80
1987   5.32   5.49   5.66   5.83   6.00
1988   4.68   4.81   4.94   5.07   5.20
1989   3.16   3.17   3.18   3.19   3.20
1990   3.16   3.17   3.18   3.19   3.20
1991   2.64   2.63   2.62   2.61   2.60
1992   1.00   0.95   0.90   0.85   0.80
1993   0.25   0.25   0.25   0.25   0.25
1994   0.25   0.25   0.25   0.25   0.25
1995   0.56   0.57   0.58   0.59   0.60
1996   0.26   0.27   0.28   0.29   0.30
1997   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   7.80  7.62   7.44   7.26   7.08   6.90   6.72   6.54   6.36   6.18   6.00
1986   4.00  4.04   4.08   4.12   4.16   4.20   4.24   4.28   4.32   4.36   4.40
1987   2.05  2.12   2.19   2.26   2.33   2.40   2.47   2.54   2.61   2.68   2.75
1988   0.90  1.04   1.18   1.32   1.46   1.60   1.74   1.88   2.02   2.16   2.30
1989   1.20  1.30   1.40   1.50   1.60   1.70   1.80   1.90   2.00   2.10   2.20
1990   4.15  4.16   4.17   4.18   4.19   4.20   4.21   4.22   4.23   4.24   4.25
1991   3.90  3.90   3.90   3.90   3.90   3.90   3.90   3.90   3.90   3.90   3.90
1992   2.20  2.24   2.28   2.32   2.36   2.40   2.44   2.48   2.52   2.56   2.60
1993   0.85  0.92   0.99   1.06   1.13   1.20   1.27   1.34   1.41   1.48   1.55
1994   0.45  0.48   0.51   0.54   0.57   0.60   0.63   0.66   0.69   0.72   0.75
1995   0.25  0.30   0.35   0.40   0.45   0.50   0.55   0.60   0.65   0.70   0.75
1996    --    --     --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   5.82  5.64   5.46   5.28   5.10   5.01   4.92   4.83   4.74   4.65
1986   4.44  4.48   4.52   4.56   4.60   4.58   4.56   4.54   4.52   4.50
1987   2.82  2.89   2.96   3.03   3.10   3.14   3.18   3.22   3.26   3.30
1988   2.44  2.58   2.72   2.86   3.00   3.02   3.04   3.06   3.08   3.10
1989   2.30  2.40   2.50   2.60   2.70   2.75   2.80   2.85   2.90   2.95
1990   4.26  4.27   4.28   4.29   4.30   4.33   4.36   4.39   4.42   4.45
1991   3.90  3.90   3.90   3.90   3.90   3.92   3.94   3.96   3.98   4.00
1992   2.64  2.68   2.72   2.76   2.80   2.82   2.84   2.86   2.88   2.90
1993   1.62  1.69   1.76   1.83   1.90   1.92   1.94   1.96   1.98   2.00
1994   0.78  0.81   0.84   0.87   0.90   0.90   0.90   0.90   0.90   0.90
1995   0.80  0.85   0.90   0.95   1.00   1.01   1.02   1.03   1.04   1.05
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   4.56  4.47   4.38   4.29   4.20   4.09   3.98   3.87   3.76   3.65
1986   4.48  4.46   4.44   4.42   4.40   4.40   4.40   4.40   4.40   4.40
1987   3.34  3.38   3.42   3.46   3.50   3.57   3.64   3.71   3.78   3.85
1988   3.12  3.14   3.16   3.18   3.20   3.23   3.26   3.29   3.32   3.35
1989   3.00  3.05   3.10   3.15   3.20   3.21   3.22   3.23   3.24   3.25
1990   4.48  4.51   4.54   4.57   4.60   4.61   4.62   4.63   4.64   4.65
1991   4.02  4.04   4.06   4.08   4.10   4.15   4.20   4.25   4.30   4.35
1992   2.92  2.94   2.96   2.98   3.00   3.01   3.02   3.03   3.04   3.05
1993   2.02  2.04   2.06   2.08   2.10   2.08   2.06   2.04   2.02   2.00
1994   0.90  0.90   0.90   0.90   0.90   0.89   0.88   0.87   0.86   0.85
1995   1.06  1.07   1.08   1.09   1.10   1.08   1.06   1.04   1.02   1.00
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     46   47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   3.54  3.43   3.32   3.21   3.10   2.89   2.68   2.47   2.26   2.05
1986   4.40  4.40   4.40   4.40   4.40   4.21   4.02   3.83   3.64   3.45
1987   3.92  3.99   4.06   4.13   4.20   4.22   4.24   4.26   4.28   4.30
1988   3.38  3.41   3.44   3.47   3.50   3.62   3.74   3.86   3.98   4.10
1989   3.26  3.27   3.28   3.29   3.30   3.39   3.48   3.57   3.66   3.75
1990   4.66  4.67   4.68   4.69   4.70   4.68   4.66   4.64   4.62   4.60
1991   4.40  4.45   4.50   4.55   4.60   4.57   4.54   4.51   4.48   4.45
1992   3.06  3.07   3.08   3.09   3.10   3.06   3.02   2.98   2.94   2.90
1993   1.98  1.96   1.94   1.92   1.90   1.88   1.86   1.84   1.82   1.80
1994   0.84  0.83   0.82   0.81   0.80   0.77   0.74   0.71   0.68   0.65
1995   0.98  0.96   0.94   0.92   0.90   0.87   0.84   0.81   0.78   0.75
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     56   57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   1.84  1.63   1.42   1.21   1.00   0.90   0.80   0.70   0.60   0.50
1986   3.26  3.07   2.88   2.69   2.50   2.36   2.22   2.08   1.94   1.80
1987   4.32  4.34   4.36   4.38   4.40   4.30   4.20   4.10   4.00   3.90
1988   4.22  4.34   4.46   4.58   4.70   4.47   4.24   4.01   3.78   3.55
1989   3.84  3.93   4.02   4.11   4.20   4.05   3.90   3.75   3.60   3.45
1990   4.58  4.56   4.54   4.52   4.50   4.31   4.12   3.93   3.74   3.55
1991   4.42  4.39   4.36   4.33   4.30   4.15   4.00   3.85   3.70   3.55
1992   2.86  2.82   2.78   2.74   2.70   2.58   2.46   2.34   2.22   2.10
1993   1.78  1.76   1.74   1.72   1.70   1.60   1.50   1.40   1.30   1.20
1994   0.62  0.59   0.56   0.53   0.50   0.45   0.40   0.35   0.30   0.25
1995   0.72  0.69   0.66   0.63   0.60   0.54   0.48   0.42   0.36   0.30
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     66   67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   0.40  0.30   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1986   1.66  1.52   1.38   1.24   1.10   0.96   0.82   0.68   0.54   0.40
1987   3.80  3.70   3.60   3.50   3.40   3.30   3.20   3.10   3.00   2.90
1988   3.32  3.09   2.86   2.63   2.40   2.17   1.94   1.71   1.48   1.25
1989   3.30  3.15   3.00   2.85   2.70   2.55   2.40   2.25   2.10   1.95
1990   3.36  3.17   2.98   2.79   2.60   2.41   2.22   2.03   1.84   1.65
1991   3.40  3.25   3.10   2.95   2.80   2.65   2.50   2.35   2.20   2.05
1992   1.98  1.86   1.74   1.62   1.50   1.38   1.26   1.14   1.02   0.90
1993   1.10  1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.25
1994   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1995   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1663
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                   ISSUE AGE
ISSUE  -------------------------------
YEAR     76   77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25
1985   0.25  0.25   0.25   0.25   0.25
1986   0.26  0.25   0.25   0.25   0.25
1987   2.80  2.70   2.60   2.50   2.40
1988   1.02  0.79   0.56   0.33   0.25
1989   1.80  1.65   1.50   1.35   1.20
1990   1.46  1.27   1.08   0.89   0.70
1991   1.90  1.75   1.60   1.45   1.30
1992   0.78  0.66   0.54   0.42   0.30
1993   0.25  0.25   0.25   0.25   0.25
1994   0.25  0.25   0.25   0.25   0.25
1995   0.25  0.25   0.25   0.25   0.25
1996    --    --     --     --     --
1997    --    --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   1.98  2.08   2.19   2.29   2.40   2.50   2.61   2.71   2.82   2.92   3.03
1986   4.03  4.04   4.06   4.07   4.09   4.10   4.12   4.13   4.15   4.16   4.18
1987   2.05  2.10   2.15   2.20   2.25   2.30   2.35   2.40   2.45   2.50   2.55
1988   2.33  2.36   2.40   2.43   2.47   2.50   2.54   2.57   2.61   2.64   2.68
1989   2.73  2.76   2.80   2.83   2.87   2.90   2.94   2.97   3.01   3.04   3.08
1990   4.50  4.48   4.46   4.44   4.42   4.40   4.38   4.36   4.34   4.32   4.30
1991   3.85  3.86   3.87   3.88   3.89   3.90   3.91   3.92   3.93   3.94   3.95
1992   2.40  2.42   2.44   2.46   2.48   2.50   2.52   2.54   2.56   2.58   2.60
1993   1.08  1.10   1.13   1.15   1.18   1.20   1.23   1.25   1.28   1.30   1.33
1994   0.90  0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90
1995   0.98  0.96   0.95   0.93   0.92   0.90   0.89   0.87   0.86   0.84   0.83
1996    --    --     --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   3.13  3.24   3.34   3.45   3.55   3.66   3.76   3.87   3.97   4.08
1986   4.19  4.21   4.22   4.24   4.25   4.27   4.28   4.30   4.31   4.33
1987   2.60  2.65   2.70   2.75   2.80   2.85   2.90   2.95   3.00   3.05
1988   2.71  2.75   2.78   2.82   2.85   2.89   2.92   2.96   2.99   3.03
1989   3.11  3.15   3.18   3.22   3.25   3.29   3.32   3.36   3.39   3.43
1990   4.28  4.26   4.24   4.22   4.20   4.18   4.16   4.14   4.12   4.10
1991   3.96  3.97   3.98   3.99   4.00   4.01   4.02   4.03   4.04   4.05
1992   2.62  2.64   2.66   2.68   2.70   2.72   2.74   2.76   2.78   2.80
1993   1.35  1.38   1.40   1.43   1.45   1.48   1.50   1.53   1.55   1.58
1994   0.90  0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90
1995   0.81  0.80   0.78   0.77   0.75   0.74   0.72   0.71   0.69   0.68
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   4.18  4.29   4.39   4.50   4.60   4.40   4.20   4.00   3.80   3.60
1986   4.34  4.36   4.37   4.39   4.40   4.30   4.20   4.10   4.00   3.90
1987   3.10  3.15   3.20   3.25   3.30   3.37   3.44   3.51   3.58   3.65
1988   3.06  3.10   3.13   3.17   3.20   3.27   3.34   3.41   3.48   3.55
1989   3.46  3.50   3.53   3.57   3.60   3.56   3.52   3.48   3.44   3.40
1990   4.08  4.06   4.04   4.02   4.00   4.00   4.00   4.00   4.00   4.00
1991   4.06  4.07   4.08   4.09   4.10   4.04   3.98   3.92   3.86   3.80
1992   2.82  2.84   2.86   2.88   2.90   2.86   2.82   2.78   2.74   2.70
1993   1.60  1.63   1.65   1.68   1.70   1.67   1.64   1.61   1.58   1.55
1994   0.90  0.90   0.90   0.90   0.90   0.86   0.82   0.78   0.74   0.70
1995   0.66  0.65   0.63   0.62   0.60   0.56   0.52   0.48   0.44   0.40
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   3.40  3.20   3.00   2.80   2.60   2.42   2.24   2.06   1.88   1.70
1986   3.80  3.70   3.60   3.50   3.40   3.20   3.00   2.80   2.60   2.40
1987   3.72  3.79   3.86   3.93   4.00   3.96   3.92   3.88   3.84   3.80
1988   3.62  3.69   3.76   3.83   3.90   3.87   3.84   3.81   3.78   3.75
1989   3.36  3.32   3.28   3.24   3.20   3.21   3.22   3.23   3.24   3.25
1990   4.00  4.00   4.00   4.00   4.00   3.93   3.86   3.79   3.72   3.65
1991   3.74  3.68   3.62   3.56   3.50   3.49   3.48   3.47   3.46   3.45
1992   2.66  2.62   2.58   2.54   2.50   2.43   2.36   2.29   2.22   2.15
1993   1.52  1.49   1.46   1.43   1.40   1.36   1.32   1.28   1.24   1.20
1994   0.66  0.62   0.58   0.54   0.50   0.46   0.42   0.38   0.34   0.30
1995   0.36  0.32   0.28   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   1.52  1.34   1.16   0.98   0.80   0.79   0.78   0.77   0.76   0.75
1986   2.20  2.00   1.80   1.60   1.40   1.46   1.52   1.58   1.64   1.70
1987   3.76  3.72   3.68   3.64   3.60   3.50   3.40   3.30   3.20   3.10
1988   3.72  3.69   3.66   3.63   3.60   3.52   3.44   3.36   3.28   3.20
1989   3.26  3.27   3.28   3.29   3.30   3.19   3.08   2.97   2.86   2.75
1990   3.58  3.51   3.44   3.37   3.30   3.15   3.00   2.85   2.70   2.55
1991   3.44  3.43   3.42   3.41   3.40   3.29   3.18   3.07   2.96   2.85
1992   2.08  2.01   1.94   1.87   1.80   1.74   1.68   1.62   1.56   1.50
1993   1.16  1.12   1.08   1.04   1.00   0.92   0.84   0.76   0.68   0.60
1994   0.26  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1995   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1985   0.74  0.73   0.72   0.71   0.70   0.69   0.68   0.67   0.66   0.65
1986   1.76  1.82   1.88   1.94   2.00   2.06   2.12   2.18   2.24   2.30
1987   3.00  2.90   2.80   2.70   2.60   2.50   2.40   2.30   2.20   2.10
1988   3.12  3.04   2.96   2.88   2.80   2.72   2.64   2.56   2.48   2.40
1989   2.64  2.53   2.42   2.31   2.20   2.09   1.98   1.87   1.76   1.65
1990   2.40  2.25   2.10   1.95   1.80   1.65   1.50   1.35   1.20   1.05
1991   2.74  2.63   2.52   2.41   2.30   2.19   2.08   1.97   1.86   1.75
1992   1.44  1.38   1.32   1.26   1.20   1.14   1.08   1.02   0.96   0.90
1993   0.52  0.44   0.36   0.28   0.25   0.25   0.25   0.25   0.25   0.25
1994   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1995   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                  ISSUE AGE
ISSUE  -------------------------------
YEAR    76    77     78     79     80+
       -------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984   0.25  0.25   0.25   0.25   0.25
1985   0.64  0.63   0.62   0.61   0.60
1986   2.36  2.42   2.48   2.54   2.60
1987   2.00  1.90   1.80   1.70   1.60
1988   2.32  2.24   2.16   2.08   2.00
1989   1.54  1.43   1.32   1.21   1.10
1990   0.90  0.75   0.60   0.45   0.30
1991   1.64  1.53   1.42   1.31   1.20
1992   0.84  0.78   0.72   0.66   0.60
1993   0.25  0.25   0.25   0.25   0.25
1994   0.25  0.25   0.25   0.25   0.25
1995   0.25  0.25   0.25   0.25   0.25
1996    --    --     --     --     --
1997    --    --     --     --     --

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990  3.00  3.02   3.04    3.06  3.08   3.10   3.12   3.14   3.16   3.18   3.20
1991  5.35  5.28   5.21    5.14  5.07   5.00   4.93   4.86   4.79   4.72   4.65
1992  5.40  5.32   5.24    5.16  5.08   5.00   4.92   4.84   4.76   4.68   4.60
1993  4.95  4.88   4.81    4.74  4.67   4.60   4.53   4.46   4.39   4.32   4.25
1994  0.90  0.90   0.90    0.90  0.90   0.90   0.90   0.90   0.90   0.90   0.90
1995  1.15  1.14   1.13    1.12  1.11   1.10   1.09   1.08   1.07   1.06   1.05
1996  0.80  0.78   0.76    0.74  0.72   0.70   0.68   0.66   0.64   0.62   0.60
1997  0.25  0.25   0.25    0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     26   27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   3.22  3.24   3.26   3.28   3.30   3.32   3.34   3.36   3.38   3.40
1991   4.58  4.51   4.44   4.37   4.30   4.23   4.16   4.09   4.02   3.95
1992   4.52  4.44   4.36   4.28   4.20   4.12   4.04   3.96   3.88   3.80
1993   4.18  4.11   4.04   3.97   3.90   3.83   3.76   3.69   3.62   3.55
1994   0.90  0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90
1995   1.04  1.03   1.02   1.01   1.00   0.99   0.98   0.97   0.96   0.95
1996   0.58  0.56   0.54   0.52   0.50   0.48   0.46   0.44   0.42   0.40
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 8033
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   3.42   3.44   3.46   3.48   3.50   3.52   3.54   3.56   3.58   3.60
1991   3.88   3.81   3.74   3.67   3.60   3.53   3.46   3.39   3.32   3.25
1992   3.72   3.64   3.56   3.48   3.40   3.32   3.24   3.16   3.08   3.00
1993   3.48   3.41   3.34   3.27   3.20   3.13   3.06   2.99   2.92   2.85
1994   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90   0.90
1995   0.94   0.93   0.92   0.91   0.90   0.89   0.88   0.87   0.86   0.85
1996   0.38   0.36   0.34   0.32   0.30   0.28   0.26   0.25   0.25   0.25
1997   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1982    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1983    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1984    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1985    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1986    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1987    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1988    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1989    ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1990    3.62  3.64   3.66   3.68   3.70   3.58   3.45   3.33   3.20   3.08
1991    3.18  3.11   3.04   2.97   2.90   2.88   2.85   2.83   2.80   2.78
1992    2.92  2.84   2.76   2.68   2.60   2.58   2.55   2.53   2.50   2.48
1993    2.78  2.71   2.64   2.57   2.50   2.48   2.45   2.43   2.40   2.38
1994    0.90  0.90   0.90   0.90   0.90   0.88   0.87   0.85   0.83   0.82
1995    0.84  0.83   0.82   0.81   0.80   0.78   0.75   0.73   0.70   0.68
1996    0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997    0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58    59     60      61     62     63     64     65
       -------------------------------------------------------------------
1982   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1983   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1984   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1985   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1986   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1987   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1988   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1989   ----  ----   ----   ----   ----   ----   ----   ----   ----   ----
1990   2.95  2.83   2.70   2.58   2.45   2.33   2.20   2.08   1.95   1.83
1991   2.75  2.73   2.70   2.68   2.65   2.63   2.60   2.58   2.55   2.53
1992   2.45  2.43   2.40   2.38   2.35   2.33   2.30   2.28   2.25   2.23
1993   2.35  2.33   2.30   2.28   2.25   2.23   2.20   2.18   2.15   2.13
1994   0.80  0.78   0.77   0.75   0.73   0.72   0.70   0.68   0.67   0.65
1995   0.65  0.63   0.60   0.58   0.55   0.53   0.50   0.48   0.45   0.43
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     66   67     68     69     70     71     72     73     74     75
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   1.70  1.58   1.45   1.33   1.20   1.08   0.95   0.83   0.70   0.58
1991   2.50  2.48   2.45   2.43   2.40   2.38   2.35   2.33   2.30   2.28
1992   2.20  2.18   2.15   2.13   2.10   2.08   2.05   2.03   2.00   1.98
1993   2.10  2.08   2.05   2.03   2.00   1.98   1.95   1.93   1.90   1.88
1994   0.63  0.62   0.60   0.58   0.57   0.55   0.53   0.52   0.50   0.48
1995   0.40  0.38   0.35   0.33   0.30   0.28   0.25   0.25   0.25   0.25
1996   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25   0.25

TRADITIONAL LIFE PLAN: 8003
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                 ISSUE AGE
ISSUE  --------------------------------
YEAR    76   77     78     79     80+
       --------------------------------
1982   ----  ----   ----   ----   ----
1983   ----  ----   ----   ----   ----
1984   ----  ----   ----   ----   ----
1985   ----  ----   ----   ----   ----
1986   ----  ----   ----   ----   ----
1987   ----  ----   ----   ----   ----
1988   ----  ----   ----   ----   ----
1989   ----  ----   ----   ----   ----
1990   0.45  0.33   0.25   0.25   0.25
1991   2.25  2.23   2.20   2.18   2.15
1992   1.95  1.93   1.90   1.88   1.85
1993   1.85  1.83   1.80   1.78   1.75
1994   0.47  0.45   0.43   0.42   0.40
1995   0.25  0.25   0.25   0.25   0.25
1996   0.25  0.25   0.25   0.25   0.25
1997   0.25  0.25   0.25   0.25   0.25

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                      RELIEF AS PERCENT OF ACCOUNT VALUE
ISSUE                 ISSUE AGE
----------------------------------------------------------------------------------------------------
YEAR      0-15      16       17       18       19      20      21      22       23      24      25

----------------------------------------------------------------------------------------------------
1983      23.01    27.45    31.89    36.33   40.77   45.21    49.65   54.09    58.53   62.97   67.41
1984      25.79    30.52    35.25    39.98   44.71   49.43    54.16   58.89    63.62   68.34   73.07
1985      28.95    33.95    38.94    43.93   48.92   53.91    58.90   63.89    68.89   73.88   78.87
1986      38.03    41.90    45.77    49.64   53.50   57.37    61.24   65.11    68.98   72.85   76.72
1987      32.09    36.62    41.15    45.68   50.21   54.73    59.26   63.79    68.32   72.84   77.37
1988      31.56    36.67    41.79    46.91   52.03   57.15    62.27   67.39    72.50   77.62   82.74
1989      28.48    33.82    39.17    44.51   49.86   55.21    60.55   65.90    71.24   76.59   81.93
1990      29.30    34.64    39.98    45.33   50.67   56.01    61.36   66.70    72.04   77.38   82.73
1991      65.66    78.80    91.93   105.07  118.21  131.34   144.48  157.61   170.75  183.89  197.02
1992      15.90    19.00    22.10    25.20   28.30   31.41    34.51   37.61    40.71   43.81   46.91
1993      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----    ----
1994      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----    ----
1995      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----    ----
1996      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----    ----
1997      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----    ----

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                      RELIEF AS PERCENT OF ACCOUNT VALUE
ISSUE                 ISSUE AGE
---------------------------------------------------------------------------------------------
YEAR       26       27       28       29       30      31      32      33      34      35

---------------------------------------------------------------------------------------------
1983      71.85    74.30    76.75    79.20   81.65   84.09   86.54    88.99    91.44  93.89
1984      77.80    80.86    83.93    86.99   90.06   93.12    96.19   99.25   102.32  105.38
1985      83.86    87.22    90.59    93.95   97.31  100.68   104.04  107.40   110.77  114.13
1986      80.59    82.65    84.71    86.77   88.83   90.89    92.95   95.01    97.07   99.13
1987      81.90    83.49    85.08    86.67   88.26   89.84    91.43   93.02    94.61   96.20
1988      87.86    90.22    92.58    94.94   97.30   99.67   102.03  104.39   106.75  109.11
1989      87.28    89.97    92.66    95.35   98.04  100.74   103.43  106.12   108.81  111.50
1990      88.07    91.48    94.90    98.31  101.72  105.14   108.55  111.96   115.38  118.79
1991     210.16   200.50   190.84   181.18  171.52  161.86   152.20  142.54   132.88  123.22
1992      50.01    47.65     45.28   42.91   40.55   38.18    35.81   33.45    31.08   28.71
1993      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----
1994      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----
1995      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----
1996      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----
1997      ----      ----     ----     ----    ----    ----      ----   ----     ----    ----

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                      RELIEF AS PERCENT OF ACCOUNT VALUE
ISSUE                 ISSUE AGE
---------------------------------------------------------------------------------------------
YEAR      36       37       38       39       40      41      42      43      44      45

---------------------------------------------------------------------------------------------
1983     92.37    90.85    89.33    87.81   86.26   84.76    83.24   81.72    80.20   78.06
1984    103.66   101.94   100.22    98.50   96.78   95.06    93.34   91.62    89.90   85.30
1985    111.85   109.56   107.28   104.99  102.71  100.42    98.14   95.85    93.57   88.90
1986     96.90    94.67    92.44    90.21   87.97   85.74    83.51   81.28    79.05   76.73
1987     94.61    93.02    91.44    89.85   88.26   86.67    85.09   83.50    81.91   80.93
1988    107.90   106.70   105.49   104.29  103.08  101.88   100.67   99.47    98.26   96.70
1989    110.28   109.05   107.83   106.60  105.38  104.15   102.93  101.70   100.48   98.86
1990    117.50   116.20   114.91   113.62  112.32  111.03   109.74  108.44   107.15  109.02
1991    118.79   114.36   109.92   105.49  101.06   96.63    92.19   87.76    83.33   90.07
1992     27.64    26.57    25.49    24.42   23.35   22.27    21.20   20.12    19.05   20.37
1993     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1994     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1995     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1996     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1997     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                      RELIEF AS PERCENT OF ACCOUNT VALUE
ISSUE                 ISSUE AGE
---------------------------------------------------------------------------------------------
YEAR      46       47       48       49       50      51      52      53       54      55

---------------------------------------------------------------------------------------------
1983     75.92    73.78    71.64    69.49   67.35   65.21    63.07   60.93    58.32   55.70
1984     80.70    76.10    71.50    66.89   62.29   57.69    53.09   48.49    48.10   47.70
1985     84.23    79.56    74.89    70.23   65.56   60.89    56.22   51.55    51.27   50.99
1986     74.40    72.08    69.76    67.43   65.11   62.79    60.46   58.14    54.99   51.84
1987     79.95    78.97    77.99    77.02   76.04   75.06    74.08   73.10    69.13   65.16
1988     95.13    93.57    92.00    90.44   88.87   87.31    85.74   84.18    78.92   73.67
1989     97.23    95.61    93.99    92.36   90.74   89.12    87.49   85.87    80.48   75.08
1990    110.89   112.75   114.62   116.49  118.36  120.22   122.09  123.96   116.15  108.35
1991     96.82   103.56   110.30   117.05  123.79  130.53   137.28  144.02   132.86  121.70
1992     21.89    23.42    24.94    26.47   27.99   29.52    31.04   32.57    30.04   27.52
1993     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1994     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1995     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1996     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----
1997     ----      ----     ----     ----    ----    ----      ----   ----     ----   ----

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983   53.09  50.47  47.86  45.24  42.63  40.01  37.40  34.78  32.17  29.55
1984   47.31  46.92  46.52  46.13  45.73  45.34  44.95  44.55  44.16  43.77
1985   50.72  50.44  50.16  49.88  49.60  49.32  49.05  48.77  48.49  48.21
1986   48.68  45.53  42.38  39.23  36.08  32.92  29.77  26.62  23.47  20.32
1987   61.19  57.22  53.25  49.28  45.31  41.34  37.37  33.40  29.43  25.46
1988   68.41  63.15  57.90  52.64  47.38  42.12  36.87  31.61  26.35  21.10
1989   69.69  64.30  58.91  53.51  48.12  42.73  37.33  31.94  26.55  21.15
1990  100.54  92.73  84.93  77.12  69.31  61.50  53.70  45.89  38.08  30.28
1991  110.54  99.38  88.23  77.07  65.91  54.75  43.59  32.43  21.27  10.11
1992   25.00  22.47  19.95  17.43  14.90  12.38   9.86   7.33   4.81   2.29
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24    25
       -------------------------------------------------------------------------
1983   20.76  24.20  27.64  31.08  34.53  37.97  41.41  44.85  48.29  51.73  55.17
1984   20.99  24.02  27.05  30.08  33.11  36.14  39.17  42.20  45.23  48.26  51.29
1985   19.75  22.65  25.55  28.46  31.36  34.26  37.17  40.07  42.97  45.87  48.78
1986   21.73  23.87  26.01  28.15  30.30  32.44  34.58  36.72  38.86  41.01  43.15
1987   16.73  18.77  20.80  22.84  24.88  26.91  28.95  30.98  33.02  35.06  37.09
1988   14.36  16.44  18.52  20.61  22.69  24.77  26.86  28.94  31.02  33.10  35.19
1989   11.80  13.84  15.87  17.90  19.93  21.96  23.99  26.02  28.06  30.09  32.12
1990   12.90  14.67  16.44  18.21  19.98  21.74  23.51  25.28  27.05  28.81  30.58
1991   12.25  13.66  15.06  16.47  17.88  19.28  20.69  22.09  23.50  24.91  26.31
1992    5.93   6.61   7.29   7.97   8.65   9.33  10.01  10.69  11.37  12.05  12.73
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983   58.61  62.04  65.47  68.91  72.34  75.77  79.20  82.64  86.07  89.50
1984   54.32  57.96  61.60  65.24  68.88  72.51  76.15  79.79  83.43  87.07
1985   51.68  55.11  58.54  61.98  65.41  68.84  72.27  75.71  79.14  82.57
1986   45.29  47.34  49.39  51.45  53.50  55.55  57.60  59.66  61.71  63.76
1987   39.13  40.57  42.02  43.46  44.91  46.35  47.80  49.24  50.69  52.13
1988   37.27  38.85  40.44  42.02  43.61  45.19  46.78  48.36  49.95  51.53
1989   34.15  35.81  37.47  39.14  40.80  42.46  44.12  45.79  47.45  49.11
1990   32.35  33.75  35.15  36.54  37.94  39.34  40.74  42.13  43.53  44.93
1991   27.72  29.62  31.52  33.43  35.33  37.23  39.13  41.04  42.94  44.84
1992   13.41  14.33  15.25  16.17  17.09  18.01  18.93  19.85  20.77  21.69
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983   91.12  92.73  94.35  95.96  97.58  99.19 100.81 102.42 104.04 103.66
1984   88.58  90.09  91.60  93.11  94.61  96.12  97.63  99.14 100.65  97.75
1985   83.98  85.38  86.79  88.20  89.60  91.01  92.42  93.82  95.23  92.71
1986   64.48  65.19  65.91  66.62  67.34  68.05  68.77  69.48  70.20  70.22
1987   52.86  53.59  54.32  55.05  55.77  56.50  57.23  57.96  58.69  59.00
1988   52.56  53.60  54.63  55.66  56.70  57.73  58.76  59.80  60.83  61.11
1989   50.03  50.95  51.87  52.79  53.70  54.62  55.54  56.46  57.38  57.66
1990   45.50  46.06  46.63  47.19  47.76  48.32  48.89  49.45  50.02  50.50
1991   44.80  44.77  44.73  44.69  44.66  44.62  44.58  44.55  44.51  45.23
1992   21.67  21.65  21.64  21.62  21.60  21.58  21.57  21.55  21.53  21.88
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR   46      47      48      49      50      51      52      53      54      55
       -----------------------------------------------------------------------------
1983   103.29  102.91  102.54  102.16  101.79  101.41  101.04  100.66  101.08  101.51
1984    94.86   91.96   89.06   86.17   83.27   80.37   77.48   74.58   78.08   81.57
1985    90.18   87.66   85.13   82.61   80.08   77.56   75.03   72.51   75.71   78.91
1986    70.23   70.25   70.27   70.29   70.30   70.32   70.34   70.35   70.37   69.22
1987    59.32   59.63   59.95   60.26   60.57   60.89   61.20   61.52   61.83   61.61
1988    61.39   61.66   61.94   62.22   62.50   62.78   63.05   63.33   63.61   63.39
1989    57.95   58.23   58.51   58.80   59.08   59.36   59.64   59.93   60.21   60.15
1990    50.98   51.47   51.95   52.43   52.91   53.39   53.88   54.36   54.84   55.27
1991    45.95   46.67   47.39   48.12   48.84   49.56   50.28   51.00   50.64   50.27
1992    22.23   22.58   22.93   23.27   23.62   23.97   24.32   24.67   24.49   24.32
1993     --      --      --      --      --      --      --      --      --      --
1994     --      --      --      --      --      --      --      --      --      --
1995     --      --      --      --      --      --      --      --      --      --
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR   56      57      58      59      60      61      62      63      64      65+
       -----------------------------------------------------------------------------
1983   101.93  102.35  102.77  103.20  103.62  104.04  104.46  104.89  105.31  105.73
1984    85.07   88.57   92.06   95.56   99.05  102.55  106.05  109.54  113.04  116.54
1985    82.10   85.30   88.50   91.70   94.90   98.10  101.29  104.49  107.69  110.89
1986    68.08   66.93   65.79   64.64   63.50   62.35   61.21   60.06   58.91   57.77
1987    61.40   61.18   60.97   60.75   60.54   60.32   60.11   59.89   59.67   59.46
1988    63.17   62.95   62.73   62.52   62.30   62.08   61.86   61.64   61.42   61.20
1989    60.09   60.02   59.96   59.90   59.84   59.77   59.71   59.65   59.59   59.53
1990    55.70   56.13   56.56   57.00   57.43   57.86   58.29   58.72   59.15   59.58
1991    49.91   49.55   49.19   48.82   48.46   48.10   47.74   47.37   47.01   46.65
1992    24.14   23.97   23.79   23.62   23.44   23.27   23.09   22.92   22.74   22.56
1993     --      --      --      --      --      --      --      --      --      --
1994     --      --      --      --      --      --      --      --      --      --
1995     --      --      --      --      --      --      --      --      --      --
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  -------------------------------------------------------------------------------------
YEAR    0-15   16      17      18      19      20      21      22      23      24      25
       -------------------------------------------------------------------------------------
1983    88.81   86.12   83.43   80.74  78.04   75.35   72.66   69.97   67.28   64.58   61.89
1984    78.96   77.19   75.42   73.65  71.87   70.10   68.33   66.56   64.79   63.02   61.25
1985    70.28   69.33   68.38   67.43  66.47   65.52   64.57   63.62   62.67   61.72   60.77
1986    70.44   69.23   68.02   66.80  65.59   64.38   63.16   61.95   60.74   59.53   58.31
1987    79.65   77.30   74.95   72.60  70.25   67.90   65.55   63.20   60.85   58.50   56.15
1988    81.30   78.90   76.50   74.10  71.70   69.30   66.90   64.50   62.10   59.70   57.30
1989    86.17   83.33   80.50   77.67  74.84   72.01   69.18   66.35   63.51   60.68   57.85
1990    65.33   64.67   64.00   63.33  62.67   62.00   61.33   60.67   60.00   59.33   58.67
1991   100.00  100.00  100.00  100.00  96.34   90.36   84.38   78.40   72.42   66.44   60.46
1992    72.27   68.68   65.09   61.49  57.90   54.30   50.71   47.12   43.52   39.93   36.34
1993     --      --      --      --     --      --      --      --      --      --      --
1994     --      --      --      --     --      --      --      --      --      --      --
1995     --      --      --      --     --      --      --      --      --      --      --
1996     --      --      --      --     --      --      --      --      --      --      --
1997     --      --      --      --     --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983   59.20  59.86  60.51  61.17  61.82  62.48  63.13  63.79  64.44  65.10
1984   59.48  60.48  61.49  62.49  63.50  64.50  65.51  66.51  67.52  68.52
1985   59.82  60.85  61.87  62.90  63.93  64.95  65.98  67.01  68.03  69.06
1986   57.10  57.27  57.44  57.61  57.78  57.94  58.11  58.28  58.45  58.62
1987   53.80  53.51  53.22  52.93  52.64  52.34  52.05  51.76  51.47  51.18
1988   54.90  54.89  54.89  54.88  54.87  54.87  54.86  54.85  54.85  54.84
1989   55.02  55.19  55.36  55.53  55.70  55.86  56.03  56.20  56.37  56.54
1990   58.00  57.53  57.05  56.58  56.11  55.63  55.16  54.69  54.21  53.74
1991   54.48  54.08  53.67  53.27  52.86  52.46  52.05  51.65  51.24  50.84
1992   32.74  32.50  32.26  32.01  31.77  31.53  31.28  31.04  30.80  30.55
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36   37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1983   64.13 63.16  62.19  61.22  60.26  59.29  58.32  57.35  56.38  55.24
1984   67.67 66.83  65.98  65.13  64.29  63.44  62.59  61.75  60.90  61.83
1985   68.25 67.45  66.64  65.83  65.03  64.22  63.41  62.61  61.80  62.75
1986   57.66 56.71  55.75  54.80  53.84  52.89  51.93  50.98  50.02  49.07
1987   50.29 49.40  48.51  47.62  46.74  45.85  44.96  44.07  43.18  42.31
1988   54.00 53.16  52.32  51.48  50.64  49.80  48.96  48.12  47.28  46.36
1989   55.70 54.86  54.01  53.17  52.33  51.49  50.64  49.80  48.96  48.07
1990   52.88 52.02  51.16  50.30  49.44  48.58  47.72  46.86  46.00  45.19
1991   49.82 48.79  47.77  46.74  45.72  44.69  43.67  42.64  41.62  40.92
1992   29.94 29.32  28.71  28.09  27.48  26.86  26.24  25.63  25.01  24.59
1993    --    --     --     --     --     --     --     --     --     --
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1983   54.10  52.97  51.83  50.69  49.55  48.42  47.28  46.14  45.20  44.26
1984   62.75  63.68  64.60  65.53  66.46  67.38  68.31  69.23  70.16  67.10
1985   63.70  64.65  65.60  66.55  67.50  68.45  69.40  70.35  71.30  68.32
1986   48.12  47.17  46.22  45.26  44.31  43.36  42.41  41.46  41.89  42.32
1987   41.43  40.56  39.69  38.81  37.94  37.07  36.19  35.32  34.63  33.94
1988   45.44  44.52  43.60  42.68  41.76  40.84  39.92  39.00  38.30  37.60
1989   47.18  46.29  45.40  44.52  43.63  42.74  41.85  40.96  40.27  39.58
1990   44.39  43.58  42.77  41.97  41.16  40.35  39.55  38.74  38.19  37.64
1991   40.22  39.51  38.81  38.11  37.41  36.70  36.00  35.30  34.61  33.92
1992   24.17  23.75  23.32  22.90  22.48  22.06  21.64  21.21  20.80  20.38
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65+
       ------------------------------------------------------------------
1983   43.31  42.37  41.43  40.49  39.55  38.60  37.66  36.72  35.78  34.84
1984   64.04  60.98  57.92  54.86  51.80  48.74  45.68  42.62  39.56  36.50
1985   65.33  62.35  59.36  56.38  53.39  50.41  47.42  44.44  41.46  38.47
1986   42.75  43.18  43.61  44.05  44.48  44.91  45.34  45.77  46.20  46.63
1987   33.25  32.56  31.87  31.18  30.49  29.80  29.11  28.42  27.73  27.04
1988   36.90  36.20  35.50  34.80  34.10  33.40  32.70  32.00  31.30  30.60
1989   38.90  38.21  37.52  36.83  36.14  35.46  34.77  34.08  33.39  32.70
1990   37.10  36.55  36.00  35.45  34.90  34.36  33.81  33.26  32.71  32.16
1991   33.22  32.53  31.84  31.15  30.46  29.76  29.07  28.38  27.69  27.00
1992   19.97  19.55  19.14  18.72  18.30  17.89  17.47  17.06  16.64  16.22
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985   31.46  33.59  35.73  37.86  39.99  42.12  44.25  46.38  48.52  50.65  52.78
1986    4.13   8.26  12.38  16.51  20.64  24.77  28.89  33.02  37.15  41.28  45.40
1987   31.55  33.29  35.03  36.77  38.51  40.25  41.98  43.72  45.46  47.20  48.94
1988   36.31  37.73  39.14  40.56  41.98  43.40  44.81  46.23  47.65  49.07  50.48
1989   34.61  36.41  38.22  40.02  41.83  43.64  45.44  47.25  49.05  50.86  52.66
1990   25.36  27.57  29.79  32.00  34.22  36.44  38.65  40.87  43.08  45.30  47.51
1991   54.43  55.09  55.75  56.41  57.07  57.73  58.39  59.05  59.71  60.37  61.03
1992   33.07  32.52  31.96  31.41  30.85  30.30  29.74  29.18  28.63  28.07  27.52
1993   34.35  33.76  33.18  32.59  32.01  31.42  30.84  30.25  29.67  29.08  28.50
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                               ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   54.91  56.96  59.01  61.06  63.11  65.16  67.21  69.26  71.31  67.06
1986   49.53  49.59  49.66  49.72  49.78  49.84  49.91  49.97  50.03  48.89
1987   50.68  50.37  50.07  49.76  49.45  49.14  48.84  48.53  48.22  47.18
1988   51.90  51.72  51.53  51.35  51.16  50.98  50.79  50.61  50.42  49.54
1989   54.47  54.25  54.02  53.80  53.58  53.35  53.13  52.90  52.68  51.66
1990   49.73  49.29  48.85  48.41  47.97  47.52  47.08  46.64  46.20  45.89
1991   61.69  59.93  58.17  56.41  54.65  52.89  51.13  49.37  47.61  46.77
1992   26.96  26.40  25.85  25.29  24.74  24.18  23.62  23.07  22.51  21.47
1993   27.91  27.33  26.74  26.16  25.57  24.99  24.40  23.82  23.23  22.16
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR     36    37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   62.81  58.56  54.31  50.05  45.80  41.55  37.30  33.05  32.55  32.06
1986   47.74  46.60  45.46  44.31  43.17  42.03  40.88  39.74  38.75  37.77
1987   46.13  45.09  44.05  43.00  41.96  40.92  39.87  38.83  38.31  37.79
1988   48.66  47.79  46.91  46.03  45.15  44.28  43.40  42.52  41.30  40.09
1989   50.63  49.61  48.59  47.56  46.54  45.52  44.49  43.47  42.38  41.28
1990   45.57  45.26  44.95  44.63  44.32  44.01  43.69  43.38  42.10  40.81
1991   45.92  45.08  44.23  43.39  42.54  41.70  40.85  40.01  38.47  36.92
1992   20.43  19.40  18.36  17.32  16.28  15.25  14.21  13.17  12.40  11.63
1993   21.08  20.01  18.94  17.86  16.79  15.71  14.64  13.56  12.76  11.95
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                 ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   31.56  31.06  30.57  30.07  29.57  29.07  28.58  28.08  28.16  28.25
1986   36.78  35.79  34.81  33.82  32.83  31.84  30.86  29.87  29.07  28.28
1987   37.27  36.75  36.23  35.71  35.19  34.67  34.15  33.63  32.20  30.77
1988   38.87  37.65  36.44  35.22  34.00  32.78  31.57  30.35  29.35  28.35
1989   40.19  39.09  38.00  36.90  35.81  34.71  33.62  32.52  31.49  30.46
1990   39.53  38.25  36.97  35.68  34.40  33.12  31.83  30.55  29.51  28.47
1991   35.38  33.83  32.29  30.74  29.20  27.65  26.11  24.56  27.15  29.75
1992   10.86  10.09   9.32   8.54   7.77   7.00   6.23   5.46   5.29   5.12
1993   11.15  10.34   9.54   8.73   7.92   7.13   6.35   5.56   5.39   5.22
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   28.33  28.42  28.50  28.59  28.67  28.75  28.84  28.92  29.01  29.09
1986   27.48  26.68  25.88  25.09  24.29  23.49  22.69  21.90  21.10  20.30
1987   29.34  27.91  26.48  25.05  23.62  22.19  20.76  19.33  17.90  16.47
1988   27.35  26.35  25.35  24.35  23.35  22.35  21.35  20.35  19.35  18.35
1989   29.43  28.40  27.37  26.35  25.32  24.29  23.26  22.23  21.20  20.17
1990   27.43  26.39  25.35  24.31  23.27  22.23  21.19  20.15  19.11  18.07
1991   32.34  34.93  37.53  40.12  42.70  45.31  47.90  50.50  53.09  55.68
1992    4.95   4.78   4.61   4.44   4.27   4.10   3.93   3.76   3.59   3.42
1993    5.04   4.87   4.70   4.52   4.35   4.18   4.00   3.83   3.66   3.48
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR    0-15   16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985   22.60  24.39  26.19  27.98  29.77  31.56  33.35  35.14  36.94  38.73  40.52
1986    3.38   6.75  10.13  13.51  16.88  20.26  23.64  27.01  30.39  33.77  37.14
1987   20.13  21.12  22.11  23.10  24.09  25.09  26.08  27.07  28.06  29.05  30.04
1988   21.18  22.09  22.99  23.90  24.80  25.71  26.61  27.51  28.42  29.32  30.23
1989   18.64  19.59  20.54  21.48  22.43  23.38  24.33  25.28  26.23  27.17  28.12
1990   12.09  13.33  14.56  15.79  17.03  18.26  19.49  20.73  21.96  23.19  24.43
1991   18.54  19.12  19.69  20.26  20.83  21.41  21.98  22.55  23.12  23.70  24.27
1992    7.57   7.68   7.80   7.91   8.03   8.14   8.26   8.37   8.49   8.60   8.72
1993    2.52   2.55   2.59   2.63   2.67   2.71   2.75   2.78   2.82   2.86   2.90
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   42.31  45.31  47.95  50.77  53.60  56.42  59.24  62.06  64.88  63.22
1986   40.52  41.80  43.08  44.35  45.63  46.91  48.19  49.46  50.74  51.61
1987   31.03  32.03  33.04  34.04  35.04  36.04  37.05  38.05  39.05  40.17
1988   31.13  32.12  33.11  34.10  35.10  36.09  37.08  38.07  39.06  39.90
1989   29.07  29.91  30.74  31.58  32.41  33.25  34.08  34.92  35.75  36.60
1990   25.66  26.18  26.70  27.22  27.74  28.26  28.78  29.30  29.82  30.63
1991   24.84  24.44  24.05  23.65  23.25  22.85  22.46  22.06  21.66  22.45
1992    8.83   8.95   9.06   9.18   9.30   9.41   9.53   9.64   9.76  10.15
1993    2.94   2.98   3.01   3.05   3.09   3.13   3.17   3.21   3.29   3.44
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   61.56  59.89  58.23  56.57  54.91  53.24  51.58  49.92  53.52  57.12
1986   52.48  53.35  54.22  55.09  55.95  56.82  57.69  58.56  59.43  60.76
1987   41.28  42.40  43.52  44.64  45.75  46.87  47.99  49.10  50.22  51.56
1988   40.73  41.57  42.40  43.24  44.08  44.91  45.75  46.58  47.42  47.70
1989   37.44  38.29  39.14  39.99  40.83  41.68  42.53  43.37  44.22  44.92
1990   31.43  32.24  33.04  33.85  34.66  35.46  36.27  37.07  37.88  38.44
1991   23.24  24.03  24.82  25.61  26.39  27.18  27.97  28.76  29.55  29.79
1992   10.54  10.93  11.32  11.72  12.11  12.50  12.89  13.28  12.97  12.66
1993    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   60.72  64.32  67.92  71.53  75.13  78.73  82.33  85.93  89.53  93.69
1986   62.08  63.41  64.74  66.07  67.39  68.72  70.05  71.37  72.70  73.15
1987   52.90  54.24  55.58  56.92  58.25  59.59  60.93  62.27  63.61  63.30
1988   47.98  48.26  48.54  48.83  49.11  49.39  49.67  49.95  50.23  51.11
1989   45.62  46.33  47.03  47.73  48.43  49.13  49.84  50.54  51.24  51.68
1990   39.00  39.56  40.12  40.69  41.25  41.81  42.37  42.93  43.49  44.48
1991   30.04  30.28  30.52  30.77  31.01  31.25  31.49  31.74  31.98  34.55
1992   12.34  12.03  11.72  11.41  11.10  10.78  10.47  10.16  10.31  10.46
1993    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       ------------------------------------------------------------------
1983    --      --     --     --     --     --     --     --     --     --
1984    --      --     --     --     --     --     --     --     --     --
1985   97.86  102.02 106.18 110.35 114.51 118.67 122.83 127.00 131.16 135.32
1986   73.60   74.06  74.51  74.96  75.41  75.87  76.32  76.77  77.22  77.68
1987   62.99   62.68  62.37  62.06  61.74  61.43  61.12  60.81  60.50  60.19
1988   51.99   52.87  53.76  54.64  55.52  56.40  57.28  58.16  59.05  59.93
1989   52.12   52.56  52.99  53.43  53.87  54.31  54.75  55.19  55.62  56.06
1990   45.47   46.45  47.44  48.43  49.42  50.40  51.39  52.38  53.37  54.35
1991   37.11   39.68  42.24  44.81  47.37  49.94  52.50  55.07  57.63  60.20
1992   10.61   10.76  10.91  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1993    9.68   10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    --      --     --     --     --     --     --     --     --     --
1995    --      --     --     --     --     --     --     --     --     --
1996    --      --     --     --     --     --     --     --     --     --
1997    --      --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL83, FPAL87
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                      DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT
                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------------------
YEAR   0-15    16      17      18      19      20      21      22      23      24      25
       --------------------------------------------------------------------------------------
1983   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
1984   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
1985   100.00  100.00  100.00  100.00  100.00  100.00  100.00  100.00  100.00  100.00  100.00
1986   100.00  100.00  100.00  100.00  100.00  100.00  100.00  100.00  100.00   92.75   82.03
1987    57.96   58.21   58.47   58.72   58.98   59.23   59.49   59.74   60.00   60.25   60.51
1998    64.79   64.91   65.02   65.13   65.25   65.36   65.47   65.59   65.70   65.81   65.93
1999    96.16   93.50   90.84   88.18   85.52   82.86   80.20   77.54   74.88   72.22   69.56
1990   100.00  100.00  100.00  100.00  100.00  100.00   95.11   88.93   82.75   76.56   70.38
1991    66.40   65.77   65.15   64.52   63.90   63.27   62.65   62.02   61.40   60.77   60.15
1992    38.58   38.05   37.53   37.01   36.48   35.96   35.44   34.91   34.39   33.87   33.34
1993     6.04    5.96    5.88    5.80    5.72    5.63    5.55    5.47    5.39    5.31    5.22
1994    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------ ------
1995    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------ ------
1996    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------ ------
1997    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------ ------

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                      DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT
                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR   26      27      28      29       30     31      32      33       34     35
       ------------------------------------------------------------------------------
1983   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
1984   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
1985   100.00  100.00  100.00   97.61   93.51   89.41   85.31   81.20   77.10   78.97
1986    71.30   70.62   69.94   69.25   68.57   67.89   67.21   66.52   65.84   64.89
1987    60.76   60.09   59.43   58.76   58.09   57.42   56.76   56.09   55.42   54.63
1998    66.04   65.28   64.52   63.76   63.00   62.24   61.48   60.72   59.96   59.08
1999    66.90   66.21   65.53   64.84   64.15   63.46   62.78   62.09   61.40   60.55
1990    64.20   63.31   62.42   61.52   60.63   59.74   58.85   57.95   57.06   56.31
1991    59.52   58.61   57.69   56.78   55.86   54.95   54.03   53.12   52.20   51.50
1992    32.82   32.30   31.77   31.25   30.72   30.20   29.67   29.25   28.62   28.99
1993     5.14    5.06    4.98    4.90    4.81    4.73    4.65    4.57    4.48    4.54
1994    ------  ------  ------  ------  ------  ------  ------  ------  ------  -----
1995    ------  ------  ------  ------  ------  ------  ------  ------  ------  -----
1996    ------  ------  ------  ------  ------  ------  ------  ------  ------  -----
1997    ------  ------  ------  ------  ------  ------  ------  ------  ------  -----

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   80.84  82.70  84.57  86.44  88.31  90.18  92.04  93.91  95.78  92.01
1986   63.95  63.00  62.05  61.11  60.16  59.21  58.27  57.32  56.37  55.42
1987   53.83  53.04  52.25  51.45  50.66  49.87  49.07  48.28  47.47  46.66
1988   58.20  57.33  56.45  55.57  54.69  53.82  52.94  52.06  51.23  50.41
1989   59.70  58.85  58.00  57.16  56.31  55.46  54.61  53.76  52.89  52.02
1990   55.56  54.81  54.06  53.32  52.57  51.82  51.07  50.32  49.48  48.64
1991   50.80  50.09  49.39  48.69  47.99  47.28  46.58  45.88  44.99  44.10
1992   29.36  29.74  30.11  30.48  30.85  34.00  33.50  32.99  32.35  31.71
1993    4.60   4.66   4.72   4.78   4.83   5.33   5.25   5.17   5.07   4.97
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                 ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   88.25  84.48  80.71  76.95  73.18  69.41  65.65  61.88  58.11  54.35
1986   54.47  53.52  52.57  51.62  50.67  49.72  48.77  47.82  46.81  45.80
1987   45.85  45.04  44.23  43.42  42.61  41.80  40.99  40.18  39.29  38.40
1988   49.58  48.76  47.93  47.10  46.28  45.45  44.63  43.80  42.96  42.12
1989   51.14  50.27  49.40  48.53  47.66  46.78  45.91  45.04  44.21  43.37
1990   47.79  46.95  46.11  45.27  44.43  43.58  42.74  41.90  41.36  40.83
1991   43.20  42.31  41.42  40.53  39.64  38.74  37.85  36.96  36.38  35.81
1992   31.07  30.43  29.79  29.15  28.50  27.86  27.22  26.58  26.16  25.75
1993    4.87   4.77   4.67   4.57   4.47   4.37   4.27   4.16   4.10   4.04
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   50.58  46.82  43.05  39.29  35.52  31.76  27.99  24.23  20.46  16.69
1986   44.79  43.78  42.77  41.77  40.76  39.75  38.74  37.73  36.72  35.71
1987   37.51  36.62  35.73  34.83  33.94  33.05  32.16  31.27  30.38  29.49
1988   41.28  40.44  39.60  38.76  37.92  37.08  36.24  35.40  34.56  33.72
1989   42.54  41.71  40.88  40.04  39.21  38.38  37.55  36.71  35.88  35.05
1990   40.29  39.75  39.22  38.68  38.15  37.61  37.07  36.54  36.00  35.46
1991   35.23  34.65  34.08  33.50  32.93  32.35  31.77  31.20  30.62  30.04
1992   25.34  24.92  24.51  24.09  23.68  23.26  22.85  22.43  22.02  21.61
1993    3.97   3.91   3.84   3.78   3.71   3.65   3.58   3.52   3.45   3.39
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE    ---------------------------------------------------------------------------------------------
YEAR     0-15     16       17       18       19       20       21       22       23      24       25
         ---------------------------------------------------------------------------------------------
1983      --      --       --       --       --       --       --       --       --       --       --
1984      --      --       --       --       --       --       --       --       --       --       --
1985      --      --       --       --       --       --       --       --       --       --       --
1986      --      --       --       --       --       --       --       --       --       --       --
1987      --      --       --       --       --       --       --       --       --       --       --
1988      --      --       --       --       --       --       --       --       --       --       --
1989    12.49   14.48    16.47    18.46    24.97    31.48     37.98    44.49   51.00    57.51    64.01
1990    10.31   11.91    13.52    15.12    21.19    27.25     33.32    39.39   45.45    51.52    57.58
1991    24.84   28.48    32.12    35.76    40.34    44.93     49.51    54.09   58.67    63.26    67.84
1992    16.63   19.28    21.92    24.56    27.96    31.37     34.77    38.18   41.58    44.98    48.39
1993    27.32   31.67    36.02    40.37    45.97    51.56     57.15    62.74   68.34    73.93    79.52
1994     2.87    3.33     3.78     4.24     4.83     5.41      6.00     6.59    7.18     7.76     8.35
1995     2.47    2.86     3.26     3.65     4.16     4.66      5.17     5.67    6.18     6.69     7.19
1996     0.01    0.01     0.01     0.01     0.01     0.01      0.01     0.01    0.01     0.01     0.01
1997     5.89    6.83     7.77     8.70     9.91    11.11     12.32    13.52   14.73    15.93    17.14

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE    ------------------------------------------------------------------------------------
YEAR      26      27       28       29       30       31       32       33       34      35
         ------------------------------------------------------------------------------------
1983      --      --       --       --       --       --       --       --       --       --
1984      --      --       --       --       --       --       --       --       --       --
1985      --      --       --       --       --       --       --       --       --       --
1986      --      --       --       --       --       --       --       --       --       --
1987      --      --       --       --       --       --       --       --       --       --
1988      --      --       --       --       --       --       --       --       --       --
1989    70.52   73.60    76.68    79.76    82.84    85.91     88.99    92.07   95.15    98.23
1990    63.65   66.04    68.43    70.83    73.22    75.61     78.00    80.40   82.79    85.18
1991    72.42   74.75    77.09    79.42    81.76    84.09     86.43    88.76   91.10    93.43
1992    51.79   52.95    54.11    55.27    56.43    57.59     58.75    59.91   61.07    62.23
1993    85.12   86.92    88.72    90.52    92.32    94.12     95.92    97.72   99.52   101.33
1994     8.94    9.13     9.32     9.51     9.69     9.88     10.07    10.26   10.45    10.64
1995     7.70    7.86     8.02     8.19     8.35     8.51      8.67     8.84    9.00     9.16
1996     0.01    0.01     0.01     0.01     0.01     0.01      0.01     0.01    0.01     0.01
1997    18.34   18.73    19.12    19.51    19.89    20.28     20.67    21.06   21.45    21.83

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE    ------------------------------------------------------------------------------------
YEAR      36      37       38       39       40       41       42       43       44      45
         ------------------------------------------------------------------------------------
1983      --      --       --       --       --       --       --       --       --       --
1984      --      --       --       --       --       --       --       --       --       --
1985      --      --       --       --       --       --       --       --       --       --
1986      --      --       --       --       --       --       --       --       --       --
1987      --      --       --       --       --       --       --       --       --       --
1988      --      --       --       --       --       --       --       --       --       --
1989    96.40   94.57    92.74    90.91    89.07    87.24     85.41    83.58   81.75    79.74
1990    84.17   83.16    82.15    81.14    80.14    79.13     78.12    77.11   76.10    74.44
1991    90.09   86.76    83.42    80.08    76.75    73.41     70.07    66.74   63.40    61.37
1992    60.22   58.22    56.21    54.21    52.20    50.20     48.19    46.19   44.18    42.52
1993    97.91   94.49    91.07    87.65    84.23    80.81     77.39    73.97   70.55    67.83
1994    10.28    9.92     9.56     9.20     8.85     8.49      8.13     7.77    7.41     7.12
1995     8.85    8.54     8.24     7.93     7.62     7.31      7.00     6.71    6.42     6.18
1996     0.01    0.01     0.01     0.01     0.01     0.01      0.01     0.01    0.01     0.01
1997    21.10   20.36    19.62    18.89    18.15    17.41     16.68    15.94   15.21    14.62

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE    ------------------------------------------------------------------------------------
YEAR      46      47       48       49       50       51       52       53       54      55
         ------------------------------------------------------------------------------------
1983      --      --       --       --       --       --       --       --       --       --
1984      --      --       --       --       --       --       --       --       --       --
1985      --      --       --       --       --       --       --       --       --       --
1986      --      --       --       --       --       --       --       --       --       --
1987      --      --       --       --       --       --       --       --       --       --
1988      --      --       --       --       --       --       --       --       --       --
1989    77.73   75.72    73.71    71.70    69.69    67.68     65.67    63.66   60.23    56.79
1990    72.77   71.11    69.44    67.78    66.11    64.45     62.78    61.12   57.80    54.47
1991    59.33   57.30    55.26    53.23    51.19    49.16     47.12    45.09   42.56    40.04
1992    40.87   39.21    37.56    35.90    34.25    32.59     30.94    29.28   27.50    25.71
1993    65.11   62.39    59.67    56.94    54.22    51.50     48.78    46.06   43.21    40.37
1994     6.84    6.55     6.27     5.98     5.69     5.41      5.12     4.84    4.54     4.24
1995     5.94    5.70     5.46     5.22     4.98     4.74      4.50     4.25    4.00     3.74
1996     0.01    0.01     0.01     0.01     0.01     0.01      0.01     0.01    0.01     0.01
1997    14.03   13.45    12.86    12.27    11.69    11.10     10.51     9.93    9.31     8.70

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------
YEAR    56     57     58      59        60        61        62        63        64        65+
       -----------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --
1989   53.36   49.92  46.49   43.06     39.62     36.19     32.75     29.32     25.89     22.45
1990   51.15   47.82  44.50   41.17     37.85     34.52     31.20     27.87     24.55     21.22
1991   37.51   34.98  32.46   29.93     27.40     24.87     22.35     19.82     17.29     14.77
1992   23.93   22.14  20.36   18.58     16.79     15.01     13.22     11.44      9.66      7.87
1993   37.52   34.68  31.83   28.99     26.14     23.30     20.45     17.61     14.76     11.91
1994    3.94    3.64   3.34    3.04      2.75      2.45      2.15      1.85      1.55      1.25
1995    3.48    3.22   2.96    2.70      2.44      2.18      1.92      1.66      1.40      1.14
1996    0.01    0.01   0.01    0.01      0.01      0.01      0.01      0.01      0.01      0.01
1997    8.09    7.48   6.86    6.25      5.64      5.02      4.41      3.80      3.19      2.60

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -------------------------------------------------------------------------------------------------
YEAR   0-15    16     17      18        19        20        21        22        23        24        25
       -------------------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --        --
1989    4.87    5.60   6.32    7.05      9.07     11.09     13.11     15.13     17.14     19.16     21.18
1990    4.22    4.85   5.49    6.12      7.99      9.86     11.73     13.60     15.47     17.34     19.21
1991    7.57    8.67   9.77   10.87     12.08     13.30     14.51     15.72     16.93     18.15     19.36
1992    4.21    4.78   5.36    5.93      6.80      7.67      8.54      9.41     10.27     11.14     12.01
1993    1.90    1.90   1.90    1.90      1.90      1.90      1.98      2.06      2.14      2.22      2.30
1994    1.90    1.90   1.90    2.02      2.32      2.61      2.91      3.20      3.50      3.80      4.09
1995    1.90    1.90   1.90    1.90      1.90      1.90      1.98      2.06      2.14      2.22      2.30
1996    1.90    1.90   1.90    1.90      1.90      1.90      1.98      2.06      2.14      2.22      2.30
1997    5.53    6.29   7.04    7.79      8.94     10.08     11.22     12.36     13.50     14.64     15.79

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------
YEAR    26     27     28      29        30        31        32        33        34        35
       -----------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --
1989   23.20   24.85  26.50   28.14     29.79     31.44     33.09     34.73     36.38     38.03
1990   21.08   22.45  23.83   25.20     26.57     27.95     29.32     30.69     32.07     33.44
1991   20.57   21.50  22.43   23.36     24.29     25.21     26.14     27.07     28.00     28.93
1992   12.88   13.39  13.90   14.41     14.92     15.44     15.95     16.46     16.97     17.48
1993    2.38    2.46   2.54    2.62      2.70      2.84      2.99      3.14      3.29      3.44
1994    4.39    4.56   4.74    4.91      5.08      5.26      5.43      5.61      5.78      5.96
1995    2.38    2.46   2.54    2.62      2.70      2.84      2.99      3.14      3.29      3.44
1996    2.38    2.46   2.54    2.62      2.70      2.84      2.99      3.14      3.29      3.44
1997   16.93   17.60  18.27   18.94     19.61     20.29     20.96     21.63     22.30     22.97

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF PER $1,000 PER BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------
YEAR    36     37     38      39        40        41        42        43        44        45
       -----------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --
1989   38.99   39.95  40.90   41.86     42.82     43.78     44.73     45.69     46.65     47.05
1990   34.22   34.99  35.77   36.55     37.32     38.10     38.88     39.65     40.43     40.88
1991   29.54   30.15  30.76   31.37     31.98     32.59     33.20     33.81     34.42     34.59
1992   17.68   17.89  18.09   18.29     18.50     18.70     18.90     19.11     19.31     19.42
1993    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1994    6.02    6.09   6.16    6.23      6.30      6.37      6.44      6.51      6.58      6.62
1995    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1996    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1997   23.24   23.51  23.77   24.04     24.31     24.58     24.84     25.11     25.38     25.52

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------------------
YEAR       46      47       48       49       50       51       52       53       54       55
       ------------------------------------------------------------------------------------------
1983       --      --       --       --       --       --       --       --       --       --
1984       --      --       --       --       --       --       --       --       --       --
1985       --      --       --       --       --       --       --       --       --       --
1986       --      --       --       --       --       --       --       --       --       --
1987       --      --       --       --       --       --       --       --       --       --
1988       --      --       --       --       --       --       --       --       --       --
1989      47.45    47.85    48.25    48.65    49.05    49.45    49.85    50.25    50.65    50.73
1990      41.33    41.77    42.22    42.67    43.12    43.57    44.01    44.46    44.91    45.03
1991      34.75    34.92    35.09    35.26    35.42    35.59    35.76    35.92    36.09    36.48
1992      19.53    19.63    19.74    19.85    19.96    20.06    20.17    20.28    20.29    20.31
1993       5.79     6.05     6.32     6.58     6.85     7.32     7.79     8.27     8.74     9.21
1994       6.65     6.69     6.73     6.76     6.85     7.32     7.79     8.27     8.74     9.21
1995       5.79     6.05     6.32     6.58     6.85     7.32     7.79     8.27     8.74     9.21
1996       5.79     6.05     6.32     6.58     6.85     7.32     7.79     8.27     8.74     9.21
1997      25.66    25.80    25.94    26.09    26.23    26.37    26.51    26.65    26.67    26.69

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------------------
YEAR       56      57       58       59       60       61       62       63       64       65+
       ------------------------------------------------------------------------------------------
1983       --      --       --       --       --       --       --       --       --       --
1984       --      --       --       --       --       --       --       --       --       --
1985       --      --       --       --       --       --       --       --       --       --
1986       --      --       --       --       --       --       --       --       --       --
1987       --      --       --       --       --       --       --       --       --       --
1988       --      --       --       --       --       --       --       --       --       --
1989      50.81    50.89    50.97    51.06    51.14    51.22    51.30    51.38    51.46    51.54
1990      45.16    45.28    45.41    45.53    45.65    45.78    45.90    46.03    46.15    46.27
1991      36.87    37.26    37.65    38.05    38.44    38.83    39.22    39.61    40.00    40.39
1992      20.32    20.33    20.35    20.36    20.38    20.39    20.40    20.42    20.43    20.44
1993       9.68    10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1994       9.68    10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1995       9.68    10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1996       9.68    10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1997      26.71    26.72    26.74    26.76    26.78    26.80    26.81    26.83    26.85    26.87

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------------------------------
YEAR       0-15    16       17       18       19       20       21       22       23       24       25
       ----------------------------------------------------------------------------------------------------
1983       --      --       --       --       --       --       --       --       --       --        --
1984       --      --       --       --       --       --       --       --       --       --        --
1985       --      --       --       --       --       --       --       --       --       --        --
1986       --      --       --       --       --       --       --       --       --       --        --
1987       --      --       --       --       --       --       --       --       --       --        --
1988       --      --       --       --       --       --       --       --       --       --        --
1989     100.00   100.00   100.00   100.00   100.00   100.00    97.17    90.75    84.33    77.91    71.48
1990     100.00   100.00   100.00   100.00   100.00   100.00    95.43    87.30    79.18    71.05    62.93
1991      54.67    54.54    54.41    54.28    54.15    54.02    53.88    53.75    53.62    53.49    53.35
1992     100.00   100.00   100.00    95.08    89.47    83.86    78.24    72.63    67.02    61.41    55.79
1993      16.03    15.23    14.42    13.62    12.81    12.01    11.21    10.40     9.60     8.79     7.99
1994      37.04    35.18    33.32    31.47    29.61    27.75    25.89    24.04    22.18    20.32    18.46
1995      15.76    14.97    14.18    13.39    12.60    11.81    11.02    10.23     9.44     8.65     7.86
1996       --      --       --       --       --       --       --       --       --       --        --
1997     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00    92.81    84.33

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------------------------
YEAR       26      27       28       29       30       31       32       33       34       35
       -------------------------------------------------------------------------------------------
1983       --      --       --       --       --       --       --       --       --       --
1984       --      --       --       --       --       --       --       --       --       --
1985       --      --       --       --       --       --       --       --       --       --
1986       --      --       --       --       --       --       --       --       --       --
1987       --      --       --       --       --       --       --       --       --       --
1988       --      --       --       --       --       --       --       --       --       --
1989      65.06    64.16    63.25    62.35    61.44    60.54    59.63    58.73    57.82    56.92
1990      54.80    54.74    54.67    54.61    54.54    54.48    54.41    54.35    54.28    54.22
1991      53.22    52.88    52.54    52.20    51.86    51.52    51.18    50.84    50.50    50.16
1992      50.18    48.20    46.23    44.25    42.28    40.30    38.33    36.35    34.38    32.40
1993       7.19     6.90     6.62     6.34     6.06     5.77     5.49     5.21     4.92     4.64
1994      16.61    15.95    15.30    14.65    13.99    13.34    12.68    12.03    11.38    10.72
1995       7.07     6.79     6.51     6.23     5.95     5.68     5.40     5.12     4.84     4.56
1996       --      --       --       --       --       --       --       --       --       --
1997      75.85    72.86    69.88    66.89    63.90    60.92    57.93    54.94    51.96    48.97

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   56.47  56.02  55.57  55.12  54.68  54.23  53.78  53.33  52.88  52.12
1990   53.71  53.20  52.69  52.18  51.66  51.15  50.64  50.13  49.62  48.73
1991   49.59  49.03  48.46  47.89  47.33  46.76  46.19  45.63  45.06  44.17
1992   31.80  31.20  30.59  29.99  29.39  28.79  28.18  27.58  26.98  26.36
1993    4.55   4.47   4.38   4.30   4.21   4.12   4.04   3.95   3.86   3.78
1994   10.52  10.32  10.12   9.93   9.73   9.53   9.33   9.13   8.93   8.72
1995    4.48   4.39   4.31   4.22   4.14   4.05   3.97   3.88   3.80   3.71
1996    --     --     --     --     --     --     --     --     --     --
1997   48.06  47.15  46.24  45.33  44.42  43.51  42.60  41.69  40.78  39.84

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   51.35  50.59  49.82  49.06  48.29  47.53  46.76  46.00  44.93  43.86
1990   47.84  46.95  46.06  45.16  44.27  43.38  42.49  41.60  40.71  39.82
1991   43.28  42.39  41.50  40.62  39.73  38.84  37.95  37.06  36.41  35.76
1992   25.74  25.11  24.49  23.87  23.25  22.62  22.00  21.38  21.11  20.84
1993    3.69   3.60   3.51   3.42   3.33   3.24   3.15   3.06   3.02   2.99
1994    8.52   8.31   8.11   7.90   7.69   7.49   7.28   7.08   6.99   6.90
1995    3.62   3.54   3.45   3.36   3.27   3.19   3.10   3.01   2.97   2.94
1996    --     --     --     --     --     --     --     --     --     --
1997   38.90  37.96  37.02  36.08  35.14  34.20  33.26  32.32  31.91  31.51

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   42.78  41.71  40.64  39.57  38.50  37.42  36.35  35.28  34.21  33.14
1990   38.92  38.03  37.14  36.25  35.36  34.46  33.57  32.68  31.79  30.90
1991   35.10  34.45  33.80  33.15  32.50  31.84  31.19  30.54  29.89  29.24
1992   20.58  20.31  20.04  19.77  19.50  19.24  18.97  18.70  18.43  18.16
1993    2.95   2.91   2.87   2.83   2.79   2.76   2.72   2.68   2.64   2.60
1994    6.81   6.72   6.63   6.54   6.45   6.37   6.28   6.19   6.10   6.10
1995    2.90   2.86   2.82   2.78   2.75   2.71   2.67   2.63   2.60   2.60
1996    --     --     --     --     --     --     --     --     --     --
1997   31.10  30.70  30.29  29.89  29.48  29.08  28.67  28.27  27.86  27.86

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

Relief as percent of Accounting Value


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --     --
1985     --     --     --     --     --     --     --     --     --     --     --
1986     --     --     --     --     --     --     --     --     --     --     --
1987     --     --     --     --     --     --     --     --     --     --     --
1988     --     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --     --
1990  93.65  84.64  75.63  66.62  67.29  67.97  68.64  69.32  69.99  70.66  71.34
1991  80.91  73.62  66.33  59.04  60.20  61.35  62.51  63.66  64.82  65.97  67.13
1992  44.75  42.62  40.49  38.36  39.06  39.77  40.47  41.17  41.87  42.58  43.28
1993  18.40  17.05  15.71  14.37  14.33  14.29  14.25  14.21  14.16  14.12  14.08
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   4.27   4.30   4.34   4.37   4.40   5.18   5.95   6.73   7.51   8.28   9.06
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  10.38   9.91   9.45   8.98   8.52   8.06   7.59   7.13   6.67   6.21   5.74

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985     --     --     --     --     --     --     --     --     --     --
1986     --     --     --     --     --     --     --     --     --     --
1987     --     --     --     --     --     --     --     --     --     --
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990  72.01  73.93  75.85  77.76  79.68  81.60  83.52  85.43  87.35  84.00
1991  68.28  70.21  72.14  74.07  76.00  77.93  79.86  81.79  83.72  80.25
1992  43.98  45.22  46.46  47.70  48.95  50.19  51.43  52.67  53.91  51.50
1993  14.04  13.47  12.91  12.34  11.78  11.21  10.64  10.08   9.51   9.23
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   9.83  10.61  12.05  13.48  14.92  16.36  17.80  19.23  20.67  19.32
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   5.28   4.82   4.36   3.89   3.43   2.97   2.51   2.04   1.58   2.16

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985     --     --     --     --     --     --     --     --     --     --
1986     --     --     --     --     --     --     --     --     --     --
1987     --     --     --     --     --     --     --     --     --     --
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990  80.64  77.29  73.93  70.58  67.22  63.87  60.51  57.16  53.80  56.66
1991  76.77  73.30  69.82  66.35  62.88  59.40  55.93  52.45  49.98  50.88
1992  49.08  46.67  44.26  41.85  39.43  37.02  34.61  32.19  29.78  29.94
1993   8.95   8.66   8.38   8.10   7.82   7.54   7.25   6.97   6.69   6.65
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995  17.96  16.63  15.29  13.94  12.59  11.25   9.90   8.56   7.21   7.10
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   2.73   3.31   3.88   4.46   5.04   5.61   6.19   6.76   7.34   9.11

TRADITIONAL LIFE PLAN: 1027
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS A MULTIPLE OF BASE POLICY ANNUAL PREMIUM

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     46     47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985     --     --     --     --     --     --     --     --     --     --
1986     --     --     --     --     --     --     --     --     --     --
1987     --     --     --     --     --     --     --     --     --     --
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990  59.53  62.39  65.25  68.12  70.98  73.84  76.71  79.57  73.48  67.39
1991  52.79  54.69  56.59  58.50  60.40  62.30  64.21  66.11  61.09  56.07
1992  30.10  30.27  30.43  30.59  30.75  30.92  31.08  31.24  29.19  27.13
1993   6.61   6.58   6.54   6.50   6.46   6.43   6.39   6.35   5.99   5.62
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   6.98   6.87   6.76   6.64   6.53   6.42   6.30   6.19   6.20   6.20
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  10.88  12.65  14.42  16.19  17.95  19.72  21.49  23.26  25.03  23.47

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                 ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   61.30  55.21  49.12  43.03  36.94  30.85  24.76  26.86  28.95  31.05
1991   51.04  46.02  41.00  35.98  30.95  25.93  20.91  16.54  16.05  15.55
1992   25.08  23.03  20.97  18.92  16.87  14.81  12.76  14.13  15.50  16.86
1993    5.26   4.90   4.53   4.17   3.81   3.44   3.08   2.72   2.35   1.99
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    6.21   6.21   6.22   6.23   6.23   6.24   6.25   6.25   6.26   6.26
1996    0.33   0.44   0.55   0.66   0.77   0.88   0.99   1.10   1.21   1.32
1997   21.91  20.35  18.80  17.24  15.68  14.12  12.56  11.00   9.44   7.88


UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990   33.88  30.29  26.70  23.11  23.56  24.01  24.45  24.90  25.35  25.80  26.24
1991   28.14  25.30  22.45  19.61  20.00  20.39  20.77  21.16  21.55  21.94  22.32
1992   17.29  15.48  13.66  11.85  12.03  12.22  12.40  12.59  12.77  12.95  13.14
1993    4.99   4.44   3.88   3.33   3.27   3.21   3.15   3.10   3.04   2.98   2.92
1994    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                 ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   26.69  30.28  33.86  37.45  41.03  44.62  48.20  51.79  55.37  53.48
1991   22.71  26.01  29.31  32.60  35.90  39.20  42.50  45.79  49.09  47.22
1992   13.32  15.47  17.61  19.76  21.90  24.05  26.19  28.34  30.48  29.15
1993    2.86   3.30   3.75   4.19   4.63   5.07   5.52   5.96   6.40   6.10
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.23   3.48   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44


UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   51.60  49.71  47.83  45.94  44.05  42.17  40.28  38.40  36.51  44.24
1991   45.36  43.49  41.63  39.76  37.89  36.03  34.16  32.30  30.43  37.42
1992   27.83  26.50  25.17  23.85  22.52  21.19  19.86  18.54  17.21  21.20
1993    5.80   5.49   5.19   4.89   4.59   4.45   4.72   4.99   5.25   5.52
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ----------------------------------------------------------------------
YEAR   46     47     48     49     50     51     52     53      54      55
       ----------------------------------------------------------------------
1983    --     --     --     --     --     --     --      --      --     --
1984    --     --     --     --     --     --     --      --      --     --
1985    --     --     --     --     --     --     --      --      --     --
1986    --     --     --     --     --     --     --      --      --     --
1987    --     --     --     --     --     --     --      --      --     --
1988    --     --     --     --     --     --     --      --      --     --
1989    --     --     --     --     --     --     --      --      --     --
1990   51.97  59.70  67.43  75.16  82.89  90.62  98.35  106.08  100.27  94.45
1991   44.41  51.41  58.40  65.39  72.38  79.38  86.37   93.36   89.16  84.96
1992   25.20  29.19  33.18  37.18  41.17  45.16  49.16   53.15   50.02  46.89
1993    5.79   6.05   6.32   6.58   7.17   7.81   8.44    9.07    8.74   9.21
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21
1997    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   88.64  82.82  77.01  71.20  65.38  59.57  53.75  47.94  62.51  77.09
1991   80.77  76.57  72.37  68.17  63.98  59.78  55.58  51.38  47.19  42.99
1992   43.76  40.63  37.50  34.37  31.24  28.11  24.98  21.85  28.98  36.10
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990   85.57  79.47  73.38  67.28  66.60  65.91  65.23  64.54  63.86  63.17  62.49
1991   76.26  71.78  67.30  62.82  62.09  61.35  60.62  59.88  59.15  58.41  57.68
1992   49.08  46.52  43.96  41.40  40.82  40.25  39.67  39.09  38.51  37.94  37.36
1993   12.67  11.83  11.00  10.16   9.92   9.67   9.43   9.18   8.94   8.69   8.45
1994    --     --     --     --     --     --     --     --     --     --     --
1995    7.16   7.14   7.12   7.10   7.08   7.07   7.05   7.03   7.01   7.00   6.98
1996    --     --     --     --     --     --     --     --     --     --     --
1997   11.09  10.65  10.22   9.78   9.35   8.91   8.48   8.04   7.61   7.17   6.74

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --    --      --     --
1984    --     --     --     --     --     --     --    --      --     --
1985    --     --     --     --     --     --     --    --      --     --
1986    --     --     --     --     --     --     --    --      --     --
1987    --     --     --     --     --     --     --    --      --     --
1988    --     --     --     --     --     --     --    --      --     --
1989    --     --     --     --     --     --     --    --      --     --
1990   61.80  61.85  61.91  61.96  62.01  62.06  62.12  62.17  62.22  60.73
1991   56.94  57.05  57.16  57.27  57.38  57.49  57.60  57.71  57.82  56.32
1992   36.78  36.91  37.04  37.17  37.30  37.43  37.56  37.69  37.82  36.62
1993    8.20   8.23   8.26   8.29   8.32   8.35   8.38   8.41   8.44   8.13
1994    --     --     --     --     --     --     --     --     --     --
1995    6.96   6.94   6.93   6.91   6.89   6.87   6.86   6.84   6.82   6.61
1996    --     --     --     --     --     --     --     --     --     --
1997    6.30   5.87   5.43   5.00   4.56   4.13   3.69   3.26   2.82   2.73

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   59.24  57.74  56.25  54.76  53.27  51.78  50.28  48.79  47.30  47.33
1991   54.81  53.31  51.80  50.30  48.80  47.29  45.79  44.28  42.78  42.87
1992   35.43  34.23  33.04  31.84  30.64  29.45  28.25  27.06  25.86  25.89
1993    7.83   7.52   7.22   6.91   6.60   6.30   5.99   5.69   5.38   5.36
1994    --     --     --     --     --     --     --     --     --     --
1995    6.40   6.19   5.98   5.77   5.56   5.35   5.14   4.93   4.72   4.59
1996    --     --     --     --     --     --     --     --     --     --
1997    2.63   2.54   2.44   2.35   2.26   2.16   2.07   1.97   1.88   1.83

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   47.36  47.39  47.42  47.46  47.49  47.52  47.55  47.58  45.95  44.32
1991   42.96  43.05  43.14  43.22  43.31  43.40  43.49  43.58  42.86  42.14
1992   25.92  25.95  25.98  26.00  26.03  26.06  26.09  26.12  24.96  23.79
1993    5.33   5.31   5.28   5.26   5.23   5.21   5.18   5.16   4.92   4.68
1994    --     --     --     --     --     --     --     --     --     --
1995    4.47   4.34   4.21   4.09   3.96   3.83   3.71   3.58   3.47   3.35
1996    --     --     --     --     --     --     --     --     --     --
1997    1.77   1.72   1.67   1.61   1.56   1.51   1.45   1.40   1.35   1.29

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65+
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   42.69  41.06  39.42  37.79  36.16  34.53  32.90  32.85  32.79  32.74
1991   41.41  40.69  39.97  39.25  38.53  37.80  37.08  36.36  36.34  36.30
1992   22.63  21.46  20.30  19.13  17.97  16.80  15.64  15.62  15.59  15.57
1993    4.44   4.20   3.96   3.72   3.48   3.24   3.00   2.76   2.52   2.28
1994    --     --     --     --     --     --     --     --     --     --
1995    3.24   3.13   3.01   2.90   2.79   2.67   2.56   2.45   2.33   2.22
1996    --     --     --     --     --     --     --     --     --     --
1997    1.24   1.19   1.13   1.08   1.03   0.97   0.92   0.87   0.81   0.76

UNIVERSAL LIFE FORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --     --
1992 26.49  29.03  31.57  34.10  36.64  38.73  40.82  42.91  45.00  47.09  49.18
1993  7.50   8.25   9.00   9.75  10.50  10.90  11.33  11.77  12.20  12.64  13.07
1994  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995  9.14  10.08  11.02  11.97  12.91  12.94  12.97  13.00  13.03  13.06  13.09
1996  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997 32.95  29.09  25.53  21.37  21.15  20.93  20.71  20.50  20.28  20.06  19.84

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR     26   27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992  47.84  46.51  45.17  43.83  42.50  41.16  39.82  38.49  37.15  36.75
1993  12.54  12.02  11.49  10.97  10.44   9.92   9.39   8.87   8.36   8.18
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995  12.65  12.21  11.78  11.34  10.90  10.46  10.03   9.59   9.15   8.95
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  24.81  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992  36.34 35.94  35.53  35.13  34.72  34.32  33.91  33.51  33.65  33.78
1993   7.99  7.81   7.63   7.44   7.26   7.08   6.89   6.71   6.70   6.69
1994   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   8.76  8.56   8.36   8.17   7.97   7.77   7.59   7.40   7.49   7.58
1996   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  30.00 30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.20

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ----- --------------------------------------------------------------
YEAR    46     47     48     49     40     51     52     53     54     55
       ----- --------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992  33.92  34.05  34.19  34.32  34.46  34.59  34.73  31.46  28.19  24.91
1993   6.68   6.67   6.65   6.64   6.63   6.62   6.61   6.11   5.61   5.11
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   7.67   7.76   7.85   7.94   8.03   8.12   8.21   7.72   7.23   6.74
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.14   0.27   0.41
1997  26.97  23.73  20.49  17.25  14.02  10.78   7.55  10.04  12.54  15.03

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------
YEAR    56     57     58      59        60        61        62        63        64        65+
       -----------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --
1989     --      --     --      --        --        --        --        --        --        --
1990     --      --     --      --        --        --        --        --        --        --
1991     --      --     --      --        --        --        --        --        --        --
1992   21.64   20.17  18.70   17.23     15.75     14.28     12.81     11.34     11.34     11.34
1993    4.61    4.95   5.30    5.64      5.98      6.33      6.67      7.01      7.36      7.70
1994    0.01    0.01   0.01    0.01      0.01      0.01      0.01      0.01      0.01      0.01
1995    6.25    5.76   5.26    4.77      4.28      3.79      3.30      2.81      3.06      3.30
1996    0.54    0.68   0.81    0.95      1.08      1.22      1.35      1.49      1.62      1.76
1997   17.52   15.97  14.42   12.87     11.32      9.77      8.22      6.67      6.04      5.41

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -------------------------------------------------------------------------------------------------
YEAR   0-15    16     17      18        19        20        21        22        23        24        25
       -------------------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --        --
1989     --      --     --      --        --        --        --        --        --        --        --
1990     --      --     --      --        --        --        --        --        --        --        --
1991     --      --     --      --        --        --        --        --        --        --        --
1992   10.05   11.06  12.07   13.07     14.08     15.08     16.08     17.08     18.08     19.08     20.08
1993    2.19    2.41   2.63    2.84      3.06      3.27      3.49      3.70      3.91      4.13      4.34
1994    1.90    1.90   1.90    1.90      1.90      1.90      1.98      2.06      2.14      2.22      2.30
1995    1.90    1.95   2.12    2.30      2.47      2.64      2.80      2.97      3.13      3.30      3.46
1996    1.90    1.90   1.90    1.90      1.90      1.90      1.98      2.06      2.14      2.22      2.30
1997    1.90    1.90   1.90    1.90      1.90      1.90      1.98      2.06      2.14      2.22      2.30

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------
YEAR    26     27     28      29        30        31        32        33        34        35
       -----------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --
1989     --      --     --      --        --        --        --        --        --        --
1990     --      --     --      --        --        --        --        --        --        --
1991     --      --     --      --        --        --        --        --        --        --
1992   19.55   19.03  18.50   17.97     17.45     16.92     16.39     15.87     15.34     15.83
1993    4.20    4.06   3.92    3.78      3.65      3.51      3.37      3.23      3.29      3.44
1994    2.38    2.46   2.54    2.62      2.70      2.84      2.99      3.14      3.29      3.44
1995    3.35    3.23   3.12    3.00      2.89      2.84      2.99      3.14      3.29      3.44
1996    2.38    2.46   2.54    2.62      2.70      2.84      2.99      3.14      3.29      3.44
1997    2.38    2.46   2.54    2.62      2.70      2.84      2.99      3.14      3.29      3.44

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------
YEAR    36     37     38      39        40        41        42        43        44        45
       -----------------------------------------------------------------------------------------
1983     --      --     --      --        --        --        --        --        --        --
1984     --      --     --      --        --        --        --        --        --        --
1985     --      --     --      --        --        --        --        --        --        --
1986     --      --     --      --        --        --        --        --        --        --
1987     --      --     --      --        --        --        --        --        --        --
1988     --      --     --      --        --        --        --        --        --        --
1989     --      --     --      --        --        --        --        --        --        --
1990     --      --     --      --        --        --        --        --        --        --
1991     --      --     --      --        --        --        --        --        --        --
1992   16.32   16.81  17.30   17.79     18.28     18.77     19.26     19.75     22.02     24.28
1993    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1994    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1995    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1996    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52
1997    3.59    3.74   3.89    4.04      4.19      4.45      4.72      4.99      5.25      5.52

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ----------------------------------------------------------------------
YEAR         46     47     48     49     50     51     52     53     54     55
          ----------------------------------------------------------------------
1983          --     --     --      --     --     --     --     --     --     --
1984          --     --     --      --     --     --     --     --     --     --
1985          --     --     --      --     --     --     --     --     --     --
1986          --     --     --      --     --     --     --     --     --     --
1987          --     --     --      --     --     --     --     --     --     --
1988          --     --     --      --     --     --     --     --     --     --
1989          --     --     --      --     --     --     --     --     --     --
1990          --     --     --      --     --     --     --     --     --     --
1991          --     --     --      --     --     --     --     --     --     --
1992       26.55  28.81   31.08  33.34  35.61  37.87  40.14  36.74  33.35  29.95
1993        5.79   6.05    6.32   6.58   6.91   7.34   7.79   8.27   8.74   9.21
1994        5.79   6.05    6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995        5.79   6.05    6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996        5.79   6.05    6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997        5.79   6.05    6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------
YEAR         56     57     58     59     60     61     62     63     64     65+
          ---------------------------------------------------------------------
1983          --     --      --     --     --     --     --     --     --     --
1984          --     --      --     --     --     --     --     --     --     --
1985          --     --      --     --     --     --     --     --     --     --
1986          --     --      --     --     --     --     --     --     --     --
1987          --     --      --     --     --     --     --     --     --     --
1988          --     --      --     --     --     --     --     --     --     --
1989          --     --      --     --     --     --     --     --     --     --
1990          --     --      --     --     --     --     --     --     --     --
1991          --     --      --     --     --     --     --     --     --     --
1992       26.55  30.57   34.59  38.61  42.63  46.65  50.67  54.68  58.70  62.72
1993        9.68  10.16   10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994        9.68  10.16   10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995        9.68  10.16   10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996        9.68  10.16   10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997        9.68  10.16   10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------
YEAR    0-15     16     17     18     19     20     21     22     23     24     25
       ----------------------------------------------------------------------------
1983       --     --      --     --     --     --     --     --     --     --     --
1984       --     --      --     --     --     --     --     --     --     --     --
1985       --     --      --     --     --     --     --     --     --     --     --
1986       --     --      --     --     --     --     --     --     --     --     --
1987       --     --      --     --     --     --     --     --     --     --     --
1988       --     --      --     --     --     --     --     --     --     --     --
1989       --     --      --     --     --     --     --     --     --     --     --
1990       --     --      --     --     --     --     --     --     --     --     --
1991       --     --      --     --     --     --     --     --     --     --     --
1992    34.57  36.53   38.49  40.44  42.40  42.35  42.30  42.25  42.20  42.15  42.10
1993     8.17   8.60    9.03   9.45   9.88   9.84   9.81   9.77   9.73   9.70   9.66
1994       --     --     --      --    --     --     --     --     --     --      --
1995     7.90   8.21    8.52   8.83   9.14   9.07   9.00   8.93   8.86   8.79   8.72
1996       --     --     --      --    --     --     --     --     --     --      --
1997     3.05   3.18    3.30   3.43   3.56   3.56   3.56   3.56   3.56   3.56   3.56

UNIVERSAL LIFE INFORCE
PLAN FPLX92
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



       ISSUE AGE
ISSUE  ----------------------------------------------------------------------
YEAR      26     27     28     29     30     31     32     33     34     35
       ----------------------------------------------------------------------
1983       --     --      --     --     --     --     --     --     --     --
1984       --     --      --     --     --     --     --     --     --     --
1985       --     --      --     --     --     --     --     --     --     --
1986       --     --      --     --     --     --     --     --     --     --
1987       --     --      --     --     --     --     --     --     --     --
1988       --     --      --     --     --     --     --     --     --     --
1989       --     --      --     --     --     --     --     --     --     --
1990       --     --      --     --     --     --     --     --     --     --
1991       --     --      --     --     --     --     --     --     --     --
1992    41.00  39.91   38.81  37.72  36.62  35.53  34.43  33.34  32.24  31.69
1993     9.36   9.06    8.77   8.47   8.17   7.87   7.58   7.28   6.98   6.84
1994       --     --      --     --     --     --     --     --     --     --
1995     8.44   8.17    7.89   7.62   7.34   7.07   6.79   6.52   6.24   6.11
1996       --     --      --     --     --     --     --     --     --     --
1997     3.45   3.33    3.22   3.11   2.99   2.88   2.77   2.65   2.54   2.49

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT
CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992  31.14  30.59  30.04  29.48  28.93  28.38  27.83  27.28  26.99  26.71
1993   6.70   6.57   6.43   6.29   6.15   6.02   5.88   5.74   5.67   5.59
1994    --     --     --     --     --     --     --     --     --     --
1995   5.98   5.85   5.72   5.58   5.45   5.32   5.19   5.06   4.99   4.93
1996    --     --     --     --     --     --     --     --     --     --
1997   2.44   2.39   2.34   2.30   2.25   2.20   2.15   2.10   2.08   2.06

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT
CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   26.42  26.13  25.85  25.56  25.27  24.99  24.70  23.58  22.46  21.34
1993    5.52   5.45   5.37   5.30   5.23   5.15   5.08   4.85   4.61   4.38
1994    --     --     --     --     --     --     --     --     --     --
1995    4.86   4.79   4.73   4.66   4.59  4.53    4.46   4.25   4.04   3.83
1996    --     --     --     --     --     --     --     --     --     --
1997    2.05   2.03   2.01   1.99   1.98  1.96    1.94   1.82   1.69   1.57

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT
CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   20.22  19.55  18.88  18.21  17.55  16.88  16.21  15.54  16.02  16.51
1993    4.14   4.11   4.07   4.04   4.00   3.97   3.94   3.90   3.87   3.83
1994    --     --     --     --     --     --     --     --     --     --
1995    3.62   3.47   3.31   3.16   3.00   2.85   2.69   2.54   2.65   2.76
1996    --     --     --     --     --     --     --     --     --     --
1997    1.44   1.37   1.31   1.24   1.18   1.11   1.05   0.98   1.54   2.09

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR    0-15   16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984   65.30  66.46  67.63  68.80  69.97  71.13  72.30  73.47  74.64  75.80  76.97
1985   71.71  73.58  75.46  77.33  79.21  81.08  82.96  84.83  86.71  88.58  90.46
1986   45.59  46.51  47.42  48.33  49.24  50.15  51.06  51.98  52.89  53.80  54.71
1987   37.68  38.33  38.98  39.62  40.27  40.92  41.56  42.21  42.86  43.50  44.15
1988   44.08  44.57  45.06  45.55  46.04  46.53  47.01  47.50  47.99  48.48  48.97
1989   51.12  51.93  52.75  53.56  54.38  55.19  56.00  56.82  57.63  58.45  59.26
1990   49.94  49.56  49.17  48.78  48.40  48.01  47.62  47.24  46.85  46.47  46.08
1991   49.12  49.97  50.81  51.66  52.50  53.35  54.20  55.04  55.89  56.73  57.58
1992   45.36  45.64  45.93  46.21  46.50  46.78  47.07  47.35  47.64  47.92  48.21
1993   18.48  18.65  18.81  18.98  19.14  19.31  19.47  19.64  19.80  19.97  20.13
1994    4.70   4.69   4.68   4.66   4.65   4.64   4.63   4.62   4.61   4.60   4.59
1995   13.15  13.19  13.22  13.26  13.30  13.33  13.37  13.41  13.45  13.48  13.52
1996    3.84   3.83   3.81   3.80   3.78   3.77   3.75   3.74   3.72   3.71   3.69
1997   13.15  13.19  13.22  13.26  13.30  13.33  13.37  13.41  13.45  13.48  13.52

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   76.12  75.27  74.41  73.56  72.71  71.86  71.00  70.15  69.30  67.50
1985   88.11  85.76  83.41  81.06  78.72  76.37  74.02  71.67  69.32  67.54
1986   53.86  53.01  52.17  51.32  50.47  49.62  48.78  47.93  47.08  45.88
1987   43.49  42.83  42.17  41.51  40.84  40.18  39.52  38.86  38.20  37.38
1988   48.90  48.84  48.77  48.70  48.64  48.57  48.50  48.44  48.37  47.31
1989   60.41  61.56  62.71  63.86  65.02  66.17  67.32  68.47  69.62  68.68
1990   46.07  46.06  46.05  46.04  46.03  46.02  46.01  46.00  45.99  45.02
1991   58.42  59.26  60.11  60.95  61.79  62.63  63.48  64.32  65.16  64.58
1992   48.41  48.62  48.82  49.03  49.23  49.44  49.64  49.85  50.05  49.33
1993   19.97  19.81  19.65  19.49  19.33  19.17  19.01  18.85  18.69  18.20
1994    4.49   4.39   4.29   4.19   4.10   4.00   3.90   3.80   3.70   3.59
1995   13.38  13.23  13.09  12.95  12.80  12.66  12.52  12.37  12.23  11.90
1996    3.67   3.65   3.63   3.61   3.58   3.56   3.54   3.52   3.50   3.38
1997   13.38  13.23  13.09  12.95  12.80  12.66  12.52  12.37  12.23  11.90

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   65.69  63.89  62.08  60.28  58.47  56.67  54.86  53.06  51.25  50.67
1985   65.76  63.98  62.20  60.42  58.63  56.85  55.07  53.29  51.51  50.29
1986   44.68  43.48  42.28  41.08  39.87  38.67  37.47  36.27  35.07  34.29
1987   36.55  35.73  34.90  34.08  33.26  32.43  31.61  30.78  29.96  29.09
1988   46.25  45.19  44.13  43.07  42.00  40.94  39.88  38.82  37.76  36.84
1989   67.74  66.81  65.87  64.93  63.99  63.05  62.12  61.18  60.24  59.22
1990   44.06  43.09  42.13  41.16  40.19  39.23  38.26  37.30  36.33  35.00
1991   64.01  63.43  62.85  62.28  61.70  61.12  60.54  59.97  59.39  57.65
1992   48.61  47.89  47.17  46.45  45.72  45.00  44.28  43.56  42.84  41.57
1993   17.70  17.21  16.72  16.23  15.73  15.24  14.75  14.25  13.76  13.23
1994    3.48   3.37   3.26   3.15   3.03   2.92   2.81   2.70   2.59   2.49
1995   11.57  11.25  10.92  10.59  10.26   9.94   9.61   9.29   8.96   8.60
1996    3.26   3.14   3.02   2.90   2.78   2.66   2.54   2.42   2.30   2.17
1997   11.57  11.25  10.92  10.59  10.26   9.94   9.61   9.29   8.96   8.60

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   50.08  49.50  48.92  48.33  47.75  47.17  46.58  46.00  42.36  38.72
1985   49.07  47.86  46.64  45.42  44.20  42.99  41.77  40.55  37.92  35.28
1986   33.51  32.74  31.96  31.18  30.40  29.63  28.85  28.07  27.26  26.46
1987   28.23  27.36  26.49  25.63  24.76  23.89  23.03  22.16  21.68  21.20
1988   35.93  35.01  34.10  33.18  32.27  31.35  30.44  29.52  29.76  30.00
1989   58.19  57.17  56.15  55.12  54.10  53.08  52.05  51.03  49.91  48.79
1990   33.68  32.35  31.02  29.70  28.37  27.04  25.72  24.39  23.87  23.36
1991   55.91  54.18  52.44  50.70  48.96  47.23  45.49  43.75  41.07  38.38
1992   40.29  39.02  37.74  36.47  35.19  33.92  32.64  31.37  30.40  29.42
1993   12.70  12.17  11.64  11.12  10.59  10.06   9.53   9.00   8.43   7.85
1994    2.39   2.29   2.19   2.08   1.98   1.88   1.78   1.68   1.59   1.49
1995    8.24   7.89   7.54   7.18   6.83   6.48   6.12   5.77   5.49   5.22
1996    2.04   1.91   1.78   1.65   1.52   1.39   1.26   1.13   1.07   1.01
1997    8.24   7.89   7.54   7.18   6.83   6.48   6.12   5.77   5.49   5.22

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                         ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR     56      57      58      59      60      61      62      63      64      65+
       -----------------------------------------------------------------------------
1983     --      --      --      --      --      --      --      --      --      --
1984   35.08   31.44   27.80   24.16   20.52   21.62   22.72   23.82   24.92   26.02
1985   32.65   30.01   27.38   24.74   22.11   27.33   32.54   37.76   42.98   48.19
1986   25.65   24.84   24.03   23.23   22.42   22.71   22.99   23.28   23.57   23.85
1987   20.72   20.23   19.75   19.27   18.79   18.31   17.83   17.35   16.86   16.38
1988   30.23   30.47   30.71   30.95   31.18   31.42   31.66   31.90   32.14   32.37
1989   47.67   46.56   45.44   44.32   43.20   43.58   43.95   44.33   44.71   45.08
1990   22.84   22.32   21.80   21.29   20.77   20.49   20.22   19.94   19.66   19.39
1991   35.70   33.01   30.33   27.64   24.96   28.71   32.47   36.22   39.97   43.73
1992   28.45   27.64   27.38   27.12   26.86   26.60   26.34   26.08   25.81   25.55
1993    7.28    6.71    6.14    5.56    4.99    4.89    4.80    4.70    4.60    4.51
1994    1.40    1.30    1.21    1.11    1.02    0.99    0.96    0.93    0.90    0.87
1995    4.94    4.66    4.38    4.11    3.83    3.68    3.53    3.38    3.23    3.08
1996    0.95    0.90    0.84    0.78    0.72    0.66    0.60    0.54    0.49    0.43
1997    4.94    4.66    4.38    4.11    3.83    3.68    3.53    3.38    3.23    3.08

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984   39.87  42.03  44.19  46.35  48.51  50.67  52.83  54.98  57.14  59.30  61.46
1985   37.56  39.60  41.64  43.67  45.71  47.75  49.78  51.82  53.86  55.89  57.93
1986   29.12  30.73  32.33  33.94  35.54  37.15  38.76  40.36  41.97  43.57  45.18
1987   25.22  26.55  27.88  29.21  30.54  31.87  33.20  34.53  35.86  37.19  38.52
1988   25.98  27.25  28.52  29.79  31.06  32.33  33.60  34.87  36.14  37.41  38.68
1989   25.61  26.83  28.05  29.28  30.50  31.72  32.94  34.16  35.39  36.61  37.83
1990   21.80  22.66  23.51  24.36  25.21  26.07  26.92  27.77  28.62  29.48  30.33
1991   20.68  21.64  22.60  23.57  24.53  25.49  26.45  27.41  28.37  29.33  30.29
1992   17.47  18.20  18.93  19.65  20.38  21.11  21.84  22.57  23.29  24.02  24.75
1993    5.23   5.46   5.69   5.93   6.16   6.39   6.62   6.85   7.08   7.31   7.54
1994    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995    2.52   2.61   2.70   2.80   2.89   2.98   3.08   3.17   3.26   3.36   3.45
1996    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   64.82  68.18  71.53  74.89  78.25  81.61  84.96  88.32  91.68  93.56
1985   60.60  63.28  65.95  68.62  71.30  73.97  76.64  79.32  81.99  84.09
1986   47.13  49.09  51.04  53.00  54.95  56.91  58.86  60.82  62.77  63.81
1987   39.84  41.16  42.47  43.79  45.11  46.43  47.74  49.06  50.38  51.16
1988   40.30  41.92  43.54  45.16  46.77  48.39  50.01  51.63  53.25  54.36
1989   39.69  41.54  43.40  45.26  47.11  48.97  50.83  52.68  54.54  56.17
1990   31.57  32.81  34.05  35.29  36.54  37.78  39.02  40.26  41.50  42.31
1991   31.66  33.03  34.40  35.77  37.14  38.51  39.88  41.25  42.62  43.80
1992   25.93  27.12  28.30  29.49  30.67  31.86  33.04  34.23  35.41  36.28
1993    7.72   7.90   8.09   8.27   8.45   8.63   8.82   9.00   9.18   9.28
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    3.53   3.62   3.70   3.78   3.87   3.95   4.03   4.12   4.20   4.21
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR    36     37     38     39      40      41      42      43      44      45
       ---------------------------------------------------------------------------
1983    --     --     --      --      --      --      --      --      --      --
1984   95.43  97.31  99.18  101.06  102.94  104.81  106.69  108.56  110.44  111.09
1985   86.18  88.28  90.38   92.48   94.57   96.67   98.77  100.86  102.96  103.70
1986   64.85  65.89  66.93   67.97   69.01   70.05   71.09   72.13   73.17   73.75
1987   51.94  52.73  53.51   54.29   55.07   55.85   56.64   57.42   58.20   58.18
1988   55.46  56.57  57.68   58.79   59.89   61.00   62.11   63.21   64.32   64.37
1989   57.79  59.42  61.04   62.67   64.29   65.92   67.54   69.17   70.79   70.86
1990   43.12  43.92  44.73   45.54   46.35   47.16   47.96   48.77   49.58   48.93
1991   44.99  46.17  47.35   48.54   49.72   50.90   52.08   53.27   54.45   54.11
1992   37.14  38.01  38.87   39.74   40.61   41.47   42.34   43.20   44.07   43.74
1993    9.38   9.48   9.58    9.69    9.79    9.89    9.99   10.09   10.19   10.08
1994    3.59   3.74   3.89    4.04    4.19    4.45    4.72    4.99    5.25    5.52
1995    4.22   4.24   4.25    4.26    4.27    4.45    4.72    4.99    5.25    5.52
1996    3.59   3.74   3.89    4.04    4.19    4.45    4.72    4.99    5.25    5.52
1997    3.59   3.74   3.89    4.04    4.19    4.45    4.72    4.99    5.25    5.52

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE     -----------------------------------------------------------------------------------------------
YEAR        46       47        48        49        50        51        52        53        54        55
          -----------------------------------------------------------------------------------------------
1983         --       --        --        --        --        --        --        --        --        --
1984      111.73   112.38    113.03    113.67    114.32    114.97    115.61    116.26    108.44    100.62
1985      104.45   105.19    105.94    106.68    107.43    108.17    108.92    109.66    104.06     98.46
1986       74.34    74.92     75.50     76.09     76.67     77.25     77.84     78.42     77.47     76.53
1987       58.15    58.13     58.11     58.08     58.06     58.04     58.01     57.99     57.28     56.57
1988       64.41    64.46     64.51     64.55     64.60     64.65     64.69     64.74     65.24     65.73
1989       70.93    71.00     71.07     71.13     71.20     71.27     71.34     71.41     70.17     68.92
1990       48.27    47.62     46.97     46.31     45.66     45.01     44.35     43.70     43.96     44.22
1991       53.78    53.44     53.10     52.77     52.43     52.09     51.76     51.42     49.61     47.79
1992       43.41    43.07     42.74     42.41     42.08     41.74     41.41     41.08     41.06     41.04
1993        9.97     9.85      9.74      9.63      9.52      9.40      9.29      9.18      8.93      9.21
1994        5.79     6.05      6.32      6.58      6.85      7.32      7.79      8.27      8.74      9.21
1995        5.79     6.05      6.32      6.58      6.85      7.32      7.79      8.27      8.74      9.21
1996        5.79     6.05      6.32      6.58      6.85      7.32      7.79      8.27      8.74      9.21
1997        5.79     6.05      6.32      6.58      6.85      7.32      7.79      8.27      8.74      9.21

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE     -----------------------------------------------------------------------------------------------
YEAR         56       57        58        59        60        61        62        63       64       65+
          -----------------------------------------------------------------------------------------------
1983         --       --        --        --        --        --        --        --        --        --
1984       92.80    84.97     77.15     69.33     61.51     69.78     78.04     86.31     94.58    102.84
1985       92.86    87.26     81.66     76.06     70.46     86.37    102.27    118.18    134.09    149.99
1986       75.58    74.63     73.68     72.74     71.79     73.04     74.29     75.54     76.79     78.04
1987       55.86    55.16     54.45     53.74     53.03     55.43     57.83     60.23     62.63     65.03
1988       66.23    66.73     67.22     67.72     68.22     68.71     69.21     69.71     70.20     70.70
1989       67.68    66.44     65.20     63.95     62.71     64.51     66.30     68.10     69.90     71.69
1990       44.48    44.74     44.99     45.25     45.51     45.77     46.03     46.29     46.55     46.81
1991       45.98    44.16     42.35     40.53     38.72     43.57     48.43     53.28     58.13     62.99
1992       41.02    41.00     40.98     40.96     40.94     40.92     40.90     40.88     40.86     40.84
1993        9.68    10.16     10.63     11.10     11.57     12.34     13.10     13.86     14.62     15.39
1994        9.68    10.16     10.63     11.10     11.57     12.34     13.10     13.86     14.62     15.39
1995        9.68    10.16     10.63     11.10     11.57     12.34     13.10     13.86     14.62     15.39
1996        9.68    10.16     10.63     11.10     11.57     12.34     13.10     13.86     14.62     15.39
1997        9.68    10.16     10.63     11.10     11.57     12.34     13.10     13.86     14.62     15.39

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------------------------
YEAR        0-15     16        17        18        19        20        21        22        23        24       25
          ---------------------------------------------------------------------------------------------------------
1983         --       --        --        --        --        --        --        --        --        --        --
1984       71.38    71.72     72.05     72.39     72.72     73.06     73.40     73.73     74.07     74.40     74.74
1985       70.58    70.93     71.28     71.64     71.99     72.34     72.69     73.04     73.40     73.75     74.10
1986       61.49    61.76     62.04     62.32     62.60     62.87     63.15     63.43     63.71     63.98     64.26
1987       55.97    56.04     56.11     56.19     56.26     56.33     56.41     56.48     56.55     56.63     56.70
1988       58.75    58.79     58.84     58.88     58.93     58.97     59.02     59.06     59.11     59.15     59.20
1989       60.03    59.99     59.95     59.90     59.86     59.82     59.77     59.73     59.69     59.64     59.60
1990       55.92    55.83     55.74     55.65     55.57     55.48     55.39     55.30     55.22     55.13     55.04
1991       55.75    55.73     55.71     55.69     55.67     55.65     55.63     55.62     55.60     55.58     55.56
1992       49.48    49.34     49.20     49.07     48.93     48.80     48.66     48.53     48.39     48.26     48.12
1993       15.82    15.76     15.70     15.64     15.57     15.51     15.45     15.39     15.32     15.26     15.20
1994        3.39     3.35      3.31      3.26      3.22      3.18      3.13      3.09      3.05      3.00      2.96
1995        8.28     8.20      8.12      8.04      7.95      7.87      7.79      7.71      7.62      7.54      7.46
1996        1.51     1.49      1.47      1.44      1.42      1.40      1.37      1.35      1.33      1.30      1.28
1997        5.75     5.68      5.61      5.54      5.47      5.40      5.34      5.27      5.20      5.13      5.06

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE     -----------------------------------------------------------------------------------------------
YEAR         26      27        28        29        30        31        32        33        34        35
          -----------------------------------------------------------------------------------------------
1983         --       --        --        --        --        --        --        --        --        --
1984       74.50    74.26     74.01     73.77     73.53     73.29     73.04     72.80     72.56     71.73
1985       73.76    73.42     73.08     72.74     72.40     72.06     71.72     71.38     71.04     70.30
1986       63.79    63.32     62.85     62.38     61.90     61.43     60.96     60.49     60.02     59.13
1987       56.10    55.49     54.89     54.28     53.68     53.07     52.47     51.86     51.26     50.43
1988       58.68    58.16     57.63     57.11     56.59     56.07     55.54     55.02     54.50     53.67
1989       59.17    58.75     58.32     57.89     57.47     57.04     56.61     56.19     55.76     55.03
1990       54.54    54.05     53.55     53.06     52.56     52.07     51.57     51.08     50.58     49.81
1991       55.09    54.62     54.15     53.68     53.22     52.75     52.28     51.81     51.34     50.62
1992       47.72    47.32     46.91     46.51     46.11     45.71     45.30     44.90     44.50     43.80
1993       14.93    14.66     14.39     14.12     13.84     13.57     13.30     13.03     12.76     12.46
1994        2.90     2.84      2.77      2.71      2.65      2.59      2.52      2.46      2.40      2.34
1995        7.32     7.18      7.04      6.90      6.76      6.62      6.48      6.34      6.20      6.04
1996        1.25     1.22      1.19      1.16      1.14      1.11      1.08      1.05      1.02      0.99
1997        4.98     4.89      4.81      4.72      4.64      4.55      4.47      4.38      4.30      4.19

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                 ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   70.91  70.08  69.26  68.43  67.60  66.78  65.95  65.13  64.30  63.31
1985   69.56  68.82  68.08  67.34  66.60  65.86  65.12  64.38  63.64  62.69
1986   58.23  57.34  56.44  55.55  54.66  53.76  52.87  51.97  51.08  50.18
1987   49.60  48.77  47.94  47.11  46.28  45.45  44.62  43.79  42.96  42.08
1988   52.85  52.02  51.20  50.37  49.54  48.72  47.89  47.07  46.24  45.33
1989   54.29  53.56  52.82  52.09  51.36  50.62  49.89  49.15  48.42  47.46
1990   49.04  48.28  47.51  46.74  45.97  45.20  44.44  43.67  42.90  41.98
1991   49.91  49.19  48.48  47.76  47.04  46.33  45.61  44.90  44.18  43.20
1992   43.10  42.41  41.71  41.01  40.31  39.61  38.92  38.22  37.52  36.66
1993   12.16  11.85  11.55  11.25  10.95  10.65  10.34  10.04   9.74   9.45
1994    2.28   2.21   2.15   2.09   2.03   1.97   1.90   1.84   1.78   1.72
1995    5.87   5.71   5.54   5.38   5.22   5.05   4.89   4.72   4.56   4.41
1996    0.96   0.93   0.90   0.87   0.84   0.81   0.78   0.75   0.72   0.70
1997    4.08   3.98   3.87   3.76   3.65   3.54   3.44   3.33   3.22   3.10

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1983   --    --     --     --     --     --     --     --     --     --
1984  62.31  61.32  60.33  59.33  58.34  57.35  56.35  55.36  62.79  70.21
1985  61.74  60.79  59.84  58.90  57.95  57.00  56.05  55.10  58.96  62.82
1986  49.28  48.37  47.47  46.57  45.67  44.76  43.86  42.96  42.02  41.09
1987  41.19  40.31  39.42  38.54  37.65  36.77  35.88  35.00  34.18  33.37
1988  44.42  43.51  42.60  41.70  40.79  39.88  38.97  38.06  37.36  36.67
1989  46.50  45.54  44.58  43.62  42.66  41.70  40.74  39.78  38.86  37.95
1990  41.05  40.13  39.20  38.28  37.35  36.43  35.50  34.58  33.97  33.37
1991  42.22  41.23  40.25  39.27  38.29  37.30  36.32  35.34  34.37  33.39
1992  35.80  34.94  34.08  33.22  32.36  31.50  30.64  29.78  29.27  28.76
1993   9.16   8.87   8.58   8.28   7.99   7.70   7.41   7.12   6.87   6.61
1994   1.66   1.59   1.53   1.47   1.41   1.34   1.28   1.22   1.17   1.11
1995   4.26   4.11   3.96   3.80   3.65   3.50   3.35   3.20   3.06   2.92
1996   0.67   0.65   0.62   0.60   0.57   0.55   0.52   0.50   0.48   0.46
1997   2.98   2.85   2.73   2.61   2.49   2.36   2.24   2.12   2.03   1.95

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS -- SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1983   --    --     --     --     --     --     --     --     --     --
1984  77.64  85.07  92.49  99.92 100.00 100.00 100.00 100.00 100.00 100.00
1985  66.69  70.55  74.41  78.27  82.14  86.00  89.86  93.72  97.58 100.00
1986  40.15  39.21  38.27  37.34  36.40  35.86  35.32  34.78  34.24  33.70
1987  32.55  31.73  30.91  30.10  29.28  28.95  28.63  28.30  27.97  27.65
1988  35.97  35.27  34.57  33.88  33.18  32.48  31.79  31.09  30.39  29.69
1989  37.03  36.11  35.19  34.28  33.36  32.95  32.55  32.14  31.73  31.33
1990  32.76  32.16  31.55  30.95  30.34  29.73  29.13  28.52  27.92  27.31
1991  32.42  31.44  30.47  29.49  28.52  28.55  28.57  28.60  28.63  28.65
1992  28.25  27.73  27.22  26.71  26.20  25.69  25.18  24.67  24.15  23.64
1993   6.36   6.10   5.85   5.59   5.34   5.09   4.83   4.58   4.32   4.07
1994   1.06   1.00   0.95   0.89   0.84   0.79   0.73   0.68   0.62   0.57
1995   2.78   2.64   2.50   2.36   2.22   2.14   2.06   1.98   1.90   1.82
1996   0.44   0.42   0.40   0.38   0.36   0.34   0.32   0.30   0.28   0.26
1997   1.86   1.78   1.69   1.61   1.52   1.43   1.35   1.26   1.18   1.09

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE



          ISSUE AGE
ISSUE     -----------------------------------------------------------------------------------------------
YEAR       0-15       16       17       18       19       20       21       22       23       24       25
          -----------------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -        -       -

1985       10.17    10.02     9.88      9.73    9.59     9.44     9.30     9.15     9.01    8.86     8.72

1986        6.57     6.46     6.36      6.25    6.14     6.03     5.92     5.81     5.71    5.60     5.49

1987        5.94     5.97     6.01      6.04    6.07     6.11     6.14     6.17     6.20    6.24     6.27

1988        5.22     5.46     5.71      5.95    6.19     6.43     6.68     6.92     7.16    7.40     7.65

1989        6.66     6.69     6.72      6.75    6.78     6.81     6.84     6.87     6.90    6.93     6.96

1990        6.03     6.15     6.26      6.38    6.49     6.61     6.73     6.84     6.96    7.08     7.19

1991        7.36     7.34     7.32      7.29    7.27     7.25     7.23     7.21     7.19    7.16     7.14

1992        4.78     4.87     4.96      5.04    5.13     5.22     5.31     5.40     5.49    5.57     5.66

1993        3.90     3.97     4.04      4.11    4.18     4.25     4.31     4.38     4.45    4.52     4.47

1994           -        -        -         -       -        -        -        -        -        -       -

1995           -        -        -         -       -        -        -        -        -        -       -

1996           -        -        -         -       -        -        -        -        -        -       -

1997           -        -        -         -       -        -        -        -        -        -       -


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        26       27       28       29       30       31       32       33       34       35
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985        8.57     8.43     8.28      8.41    8.54     8.67     8.80     8.93     9.06    9.19

1986        5.38     5.36     5.35      5.33    5.31     5.29     5.28     5.26     5.24    5.22

1987        6.30     6.34     6.37      6.40    6.43     6.45     6.48     6.51     6.54    6.56

1988        7.89     8.13     8.11      8.08    8.06     8.04     8.02     7.99     7.97    7.95

1989        6.99     7.02     7.05      7.13    7.22     7.30     7.39     7.47     7.56    7.64

1990        7.31     7.42     7.54      7.54    7.53     7.53     7.52     7.52     7.51    7.51

1991        7.12     7.09     7.07      7.04    7.01     6.98     6.96     6.93     6.90    6.87

1992        5.75     5.69     5.64      5.58    5.52     5.47     5.41     5.36     5.30    5.24

1993        4.52     4.47     4.43      4.39    4.34     4.30     4.25     4.21     4.16    4.12

1994           -        -        -         -       -        -        -        -        -       -

1995           -        -        -         -       -        -        -        -        -       -

1996           -        -        -         -       -        -        -        -        -       -

1997           -        -        -         -       -        -        -        -        -       -


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        36       37       38       39       40       41       42       43       44       45
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985        9.32     9.45     9.35      9.26    9.16     9.06     8.97     8.87     8.77    8.68

1986        5.21     5.19     5.08      4.98    4.87     4.76     4.66     4.55     4.44    4.34

1987        6.59     6.62     6.60      6.58    6.55     6.53     6.51     6.49     6.46    6.44

1988        7.92     7.90     7.77      7.65    7.52     7.40     7.27     7.15     7.02    6.90

1989        7.73     7.81     7.72      7.63    7.54     7.45     7.36     7.27     7.18    7.09

1990        7.50     7.50     7.33      7.15    6.98     6.81     6.63     6.46     6.29    6.11

1991        6.85     6.82     6.78      6.75    6.71     6.68     6.64     6.61     6.57    6.54

1992        5.19     5.13     5.02      4.90    4.79     4.68     4.56     4.45     4.34    4.22

1993        4.08     4.03     3.94      3.85    3.76     3.68     3.59     3.50     3.41    3.32

1994           -        -        -         -       -        -        -        -        -       -

1995           -        -        -         -       -        -        -        -        -       -

1996           -        -        -         -       -        -        -        -        -       -

1997           -        -        -         -       -        -        -        -        -       -


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        46       47       48       49       50       51       52       53       54       55
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985        8.58     8.46     8.34      8.23    8.11     7.99     7.87     7.75     7.64    7.52

1986        4.23     4.15     4.06      3.98    3.89     3.81     3.73     3.64     3.56    3.47

1987        6.42     6.25     6.09      5.92    5.76     5.59     5.42     5.26     5.09    4.93

1988        6.77     6.68     6.58      6.49    6.40     6.31     6.21     6.12     6.03    5.93

1989        7.00     6.90     6.80      6.69    6.59     6.49     6.39     6.29     6.18    6.08

1990        5.94     5.85     5.76      5.68    5.59     5.50     5.41     5.32     5.24    5.15

1991        6.50     6.50     6.51      6.51    6.52     6.52     6.53     6.53     6.54    6.54

1992        4.11     4.08     4.05      4.03    4.00     3.97     3.94     3.91     3.89    3.86

1993        3.23     3.21     3.19      3.16    3.14     3.12     3.10     3.08     3.05    3.03

1994           -        -        -         -       -        -        -        -        -       -

1995           -        -        -         -       -        -        -        -        -       -

1996           -        -        -         -       -        -        -        -        -       -

1997           -        -        -         -       -        -        -        -        -       -


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65+
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985   7.40  7.31   7.22   7.13   7.04   6.95   6.86   6.77   6.68   6.59
1986   3.39  3.28   3.17   3.06   2.95   2.84   2.73   2.62   2.51   2.40
1987   4.76  4.64   4.51   4.39   4.27   4.14   4.02   3.90   3.77   3.65
1988   5.84  5.72   5.60   5.48   5.36   5.24   5.12   5.00   4.88   4.76
1989   5.98  5.87   5.76   5.65   5.54   5.42   5.31   5.20   5.09   4.98
1990   5.06  5.03   5.00   4.97   4.94   4.90   4.87   4.84   4.81   4.78
1991   6.55  6.55   6.46   6.38   6.29   6.21   6.12   6.03   5.95   5.86
1992   3.83  3.75   3.68   3.60   3.52   3.45   3.37   3.29   3.22   3.14
1993   3.01  2.95   2.89   2.83   2.77   2.71   2.65   2.59   2.53   2.47
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------------
YEAR   0-15    16      17      18      19      20      21      22      23      24      25
       ------------------------------------------------------------------------------------
1983     --     --      --      --      --      --      --      --      --      --      --
1984     --     --      --      --      --      --      --      --      --      --      --
1985   13.29  13.95   14.60   15.26   15.92   16.57   17.23   17.89   18.54   19.20   19.85
1986    7.22   7.61    7.99    8.38    8.77    9.16    9.55    9.94   10.32   10.71   11.10
1987    9.46   9.93   10.40   10.87   11.34   11.82   12.29   12.76   13.23   13.70   14.17
1988   11.31  11.94   12.57   13.20   13.83   14.45   15.08   15.71   16.34   16.97   17.60
1989    9.49   9.94   10.40   10.85   11.30   11.75   12.20   12.65   13.11   13.56   14.01
1990    8.02   8.43    8.84    9.24    9.65   10.06   10.47   10.87   11.28   11.69   12.09
1991    6.16   6.58    6.99    7.40    7.81    8.23    8.64    9.05    9.46    9.88   10.29
1992    5.06   5.32    5.58    5.85    6.11    6.37    6.63    6.90    7.16    7.42    7.69
1993    3.74   3.94    4.13    4.33    4.52    4.72    4.91    5.11    5.30    5.50    5.69
1994     --     --      --      --      --      --      --      --      --      --      --
1995     --     --      --      --      --      --      --      --      --      --      --
1996     --     --      --      --      --      --      --      --      --      --      --
1997     --     --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR     26     27      28      29      30      31      32      33      34      35
       -----------------------------------------------------------------------------
1983     --      --      --      --      --      --      --      --      --      --
1984     --      --      --      --      --      --      --      --      --      --
1985   20.51   21.48   22.45   23.42   24.39   25.35   26.32   27.29   28.26   29.23
1986   11.49   11.93   12.37   12.81   13.25   13.70   14.14   14.58   15.02   15.46
1987   14.64   15.20   15.76   16.32   16.88   17.43   17.99   18.55   19.11   19.67
1988   18.23   18.95   19.67   20.39   21.11   21.83   22.55   23.27   23.99   24.71
1989   14.46   15.09   15.72   16.35   16.98   17.62   18.25   18.88   19.51   20.14
1990   12.50   13.10   13.71   14.31   14.92   15.52   16.13   16.73   17.34   17.94
1991   10.70   11.19   11.68   12.16   12.65   13.14   13.63   14.11   14.60   15.09
1992    7.95    8.23    8.51    8.80    9.08    9.36    9.64    9.93   10.21   10.49
1993    5.89    6.10    6.30    6.51    6.72    6.93    7.14    7.35    7.56    7.77
1994     --      --      --      --      --      --      --      --      --      --
1995     --      --      --      --      --      --      --      --      --      --
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR      36      37      38      39      40      41      42      43      44      45
       ------------------------------------------------------------------------------
1983      --      --      --      --      --      --      --      --      --      --
1984      --      --      --      --      --      --      --      --      --      --
1985    30.73   32.23   33.72   35.22   36.72   38.22   39.72   41.21   42.71   44.21
1986    15.93   16.40   16.87   17.34   17.82   18.29   18.76   19.23   19.70   20.17
1987    20.60   21.53   22.47   23.40   24.33   25.26   26.19   27.13   28.06   28.99
1988    25.53   26.35   27.17   27.99   28.82   29.64   30.46   31.28   32.10   32.92
1989    20.84   21.53   22.23   22.93   23.63   24.32   25.02   25.72   26.41   27.11
1990    18.45   18.96   19.47   19.98   20.49   21.00   21.51   22.02   22.53   23.04
1991    15.79   16.50   17.20   17.91   18.61   19.31   20.02   20.72   21.43   22.13
1992    10.77   11.05   11.33   11.61   11.90   12.18   12.46   12.74   13.02   13.30
1993     7.98    8.18    8.39    8.60    8.61    9.02    9.22    9.43    9.64    9.85
1994      --      --      --      --      --      --      --      --      --      --
1995      --      --      --      --      --      --      --      --      --      --
1996      --      --      --      --      --      --      --      --      --      --
1997      --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX8, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1983   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
1984   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
1985   45.38  46.54  47.71  48.87  50.04  51.21  52.37  53.54  54.70  55.87
1986   20.46  20.75  21.04  21.33  21.62  21.91  22.20  22.49  22.78  23.07
1987   29.29  29.60  29.90  30.21  30.51  30.81  31.12  31.42  31.73  32.03
1988   33.83  34.73  35.64  36.54  37.45  38.35  39.26  40.16  41.07  41.97
1989   27.87  28.64  29.40  30.16  30.93  31.69  32.45  33.21  33.98  34.74
1990   23.65  24.26  24.87  25.48  26.09  26.70  27.31  27.92  28.53  29.14
1991   23.14  24.15  25.16  26.17  27.18  28.19  29.20  30.21  31.22  32.23
1992   13.74  14.18  14.62  15.06  15.51  15.95  16.39  16.83  17.27  17.71
1993   10.17  10.50  10.83  11.15  11.48  11.81  12.13  12.46  12.79  13.11
1994    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----
1995    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----
1996    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----
1997    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----

UNIVERSAL LIFE INFORCE
PLANS: SPLX8, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF
                   RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65+
       -------------------------------------------------------------------
1983   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
1984   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
1985   56.69  57.52  58.34  59.16  59.98  60.81  61.63  62.45  63.27  64.10
1986   22.93  22.79  22.64  22.50  22.36  22.22  22.07  21.93  21.79  21.65
1987   32.16  32.29  32.42  32.55  32.68  32.82  32.95  33.08  33.21  33.34
1988   42.44  42.92  43.39  43.86  44.33  44.81  45.28  45.75  46.22  46.70
1989   35.31  35.87  36.44  37.01  37.57  38.14  38.70  39.27  39.84  40.40
1990   29.96  30.78  31.60  32.42  33.24  34.07  34.89  35.71  36.53  37.35
1991   32.98  33.73  34.48  35.23  35.98  36.74  37.49  38.24  38.99  39.74
1992   17.86  18.02  18.17  18.32  18.48  18.63  18.79  18.94  19.09  19.25
1993   13.23  13.34  13.45  13.57  13.68  13.80  13.91  14.02  14.62  15.39
1994   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
1995   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
1996   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
1997   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----

UNIVERSAL LIFE INFORCE
PLANS: SPLX8, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF
               DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE
       ---------------------------------------------------------------------------
YEAR    0-15   16     17     18     19     20    21      22    23      24      25
       ---------------------------------------------------------------------------
1983   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
1984   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
1985   64.66  64.32  63.99  63.65  63.32  62.98  62.65  62.31  61.98  61.64   61.27
1986   41.49  41.12  40.76  40.39  40.03  39.66  39.30  38.93  38.57  38.20   37.72
1987   48.83  48.73  48.63  48.53  48.43  48.33  48.24  48.14  48.04  47.94   47.43
1988   60.01  60.20  60.38  60.57  60.75  60.94  61.12  61.31  61.49  61.68   60.99
1989   54.67  54.35  54.03  53.71  53.39  53.07  52.76  52.44  52.12  51.80   51.54
1990   51.31  51.23  51.14  51.06  50.98  50.89  50.81  50.73  50.64  50.56   50.22
1991   49.56  49.13  48.69  48.26  47.83  47.39  49.96  46.53  46.09  45.66   45.32
1992   36.86  36.91  36.96  37.01  37.05  37.10  37.15  37.20  37.25  37.30   36.80
1993   33.04  33.08  33.13  33.17  33.21  33.26  33.30  33.35  33.39  33.43   32.98
1994   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
1995   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
1996   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----
1997   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----

UNIVERSAL LIFE INFORCE
PLANS: SPLX8, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
1984   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----
1985   60.89  60.52  60.15  59.78  59.40  59.03  58.66  58.29  57.91  57.54
1986   37.25  36.77  36.29  35.82  35.34  34.87  34.39  33.91  33.44  32.96
1987   46.93  46.42  45.91  45.40  44.90  44.39  43.88  43.37  42.87  42.36
1988   60.29  59.60  58.91  58.22  57.52  56.83  56.14  55.45  54.75  54.06
1989   51.28  51.03  50.77  50.51  50.25  49.99  49.73  49.48  49.22  48.96
1990   49.88  49.55  49.21  48.87  48.53  48.19  47.85  47.52  47.18  46.84
1991   44.98  44.63  44.29  43.95  43.61  43.27  42.93  42.58  42.24  41.90
1992   36.30  35.79  35.29  34.79  34.29  33.79  33.29  32.78  32.28  31.78
1993   32.53  32.08  31.64  31.19  30.74  30.29  29.84  29.39  28.94  28.49
1994    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----
1995    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----
1996    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----
1997    ----  ----   ----   ----   ----   ----   ----   ----   ----   -----

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT
CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   57.35  57.16  56.97  56.78  56.58  56.39  56.20  56.01  55.82  54.88
1986   32.40  31.84  31.29  30.73  30.17  29.61  29.06  28.50  27.94  27.25
1987   41.91  41.45  41.00  40.55  40.09  39.64  39.19  38.73  38.28  37.45
1988   53.52  52.97  52.43  51.88  51.34  50.79  50.25  49.70  49.16  48.39
1989   48.31  47.67  47.02  46.37  45.73  45.08  44.43  43.79  43.14  42.47
1990   46.06  45.28  44.49  43.71  42.93  42.15  41.36  40.58  39.80  39.15
1991   41.68  41.46  41.24  41.02  40.80  40.58  40.36  40.14  39.92  39.67
1992   31.06  30.34  29.61  28.89  28.17  27.45  26.72  26.00  25.28  24.93
1993   27.84  27.19  26.54  25.90  25.25  24.60  23.95  23.31  22.66  22.34
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46    47     48     49     50     51    52     53     54     55
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985  53.94  53.01  52.07  51.13  50.19  49.25  48.32  47.38  46.44  45.56
1986  26.56  25.86  25.17  24.48  23.79  23.10  22.40  21.71  21.02  20.33
1987  36.62  35.78  34.95  34.12  33.29  32.46  31.62  30.79  29.96  29.18
1988  47.63  46.86  46.10  45.33  44.56  43.80  43.03  42.27  41.50  40.63
1989  41.79  41.12  40.44  39.77  39.10  38.42  37.75  37.07  36.40  35.76
1990  38.51  37.86  37.22  36.57  35.92  35.28  34.63  33.99  33.34  32.85
1991  39.42  39.17  38.92  38.67  38.42  38.17  37.92  37.67  37.42  36.75
1992  24.58  24.22  23.87  23.52  23.17  22.82  22.46  22.11  21.76  21.27
1993  22.03  21.71  21.40  21.08  20.77  20.45  20.14  19.82  19.50  19.07
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 4 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61    62     63     64     65+
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985  44.68  43.79  42.91  42.03  41.15  40.26  39.38  38.50  37.62  36.74
1986  19.65  18.96  18.27  17.59  16.90  16.21  15.53  14.84  14.15  13.47
1987  28.40  27.62  26.84  26.06  25.28  24.50  23.72  22.94  22.16  21.38
1988  39.77  38.90  38.03  37.17  36.30  35.43  34.57  33.70  32.83  31.97
1989  35.12  34.49  33.85  33.21  32.57  31.94  31.30  30.66  30.02  29.38
1990  32.35  31.86  31.37  30.87  30.38  29.89  29.39  28.90  28.41  27.91
1991  36.08  35.41  34.74  34.06  33.39  32.72  32.05  31.38  30.71  30.04
1992  20.78  20.29  19.80  19.32  18.83  18.34  17.85  17.36  16.87  16.38
1993  18.63  18.19  17.75  17.31  16.88  16.44  16.00  15.56  15.12  14.68
1994    --    --     --     --     --     --     --     --     --     --
1995    --    --     --     --     --     --     --     --     --     --
1996    --    --     --     --     --     --     --     --     --     --
1997    --    --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS:  FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE



                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------------------
YEAR   0-15     16      17      18      19      20      21      22      23      24      25
       ---------------------------------------------------------------------------------------
1983   23.01   27.45   31.89   36.33   40.77   45.21   49.65   54.09   58.53   62.97   67.41
1984   25.79   30.52   35.25   39.98   44.71   49.43   54.16   58.89   63.62   68.34   73.07
1985   28.95   33.95   38.94   43.93   48.92   53.91   58.90   63.89   68.89   73.88   78.87
1986   38.03   41.90   45.77   49.64   53.50   57.37   61.24   65.11   68.98   72.85   76.72
1987   32.09   36.62   41.15   45.68   50.21   54.73   59.26   63.79   68.32   72.84   77.37
1988   31.56   36.67   41.79   46.91   52.03   57.15   62.27   67.39   72.50   77.62   82.74
1989   28.48   33.82   39.17   44.51   49.86   55.21   60.55   65.90   71.24   76.59   81.93
1990   29.30   34.64   39.98   45.33   50.67   56.01   61.36   66.70   72.04   77.38   82.73
1991   65.66   78.80   91.93  105.07  118.21  131.34  144.48  157.61  170.75  183.89  197.02
1992   15.90   19.00   22.10   25.20   28.30   31.41   34.51   37.61   40.71   43.81   46.91
1993    --      --      --      --      --      --      --      --      --      --      --
1994    --      --      --      --      --      --      --      --      --      --      --
1995    --      --      --      --      --      --      --      --      --      --      --
1996    --      --      --      --      --      --      --      --      --      --      --
1997    --      --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS:  FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE



                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------------------
YEAR    26      27      28      29      30      31      32      33         35        36
       -------------------------------------------------------------------------  --------------
1983   71.85   74.30   76.75   79.20   81.65   84.09   86.54   88.99      91.44     93.89
1984   77.80   80.86   83.93   86.99   90.06   93.12   96.19   99.25     102.32    105.38
1985   83.86   87.22   90.59   93.95   97.31  100.68  104.04  107.40     110.77    114.13
1986   80.59   82.65   84.71   86.77   88.83   90.89   92.95   95.01      97.07     99.13
1987   81.90   83.49   85.08   86.67   88.26   89.84   91.43   93.02      94.61     96.20
1988   87.86   90.22   92.58   94.94   97.30   99.67  102.03  104.39     106.75    109.11
1989   87.28   89.97   92.66   95.35   98.04  100.74  103.43  106.12     108.81    111.50
1990   88.07   91.48   94.90   98.31  101.72  105.14  108.55  111.96     115.38    118.79
1991  210.16  200.50  190.84  181.18  171.52  161.86  152.20  142.54     132.88    123.22
1992   50.01   47.65   45.28   42.91   40.55   38.18   35.81   33.45      31.08     28.71
1993    --      --      --      --      --      --      --      --         --          --
1994    --      --      --      --      --      --      --      --         --          --
1995    --      --      --      --      --      --      --      --         --          --
1996    --      --      --      --      --      --      --      --         --          --
1997    --      --      --      --      --      --      --      --         --          --


UNIVERSAL LIFE INFORCE
PLANS:  FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE



                                       ISSUE AGE
ISSUE ---------------------------------------------------------------------------------
YEAR     36     37      38      39      40      41      42      43      44      45
---------------------------------------------------------------------------------------

1983   92.37   90.85   89.33   87.81   86.28   84.76   83.24   81.72   80.20   78.06
1984  103.66  101.94  100.22   98.50   96.78   95.06   93.34   91.62   89.90   85.30
1985  111.85  109.56  107.28  104.99  102.71  100.42   98.14   95.85   93.57   88.90
1986   96.90   94.67   92.44   90.21   87.97   85.74   83.51   81.28   79.05   76.73
1987   94.61   93.02   91.44   89.85   88.26   86.67   85.09   83.50   81.91   80.93
1988  107.90  106.70  105.49  104.29  103.08  101.88  100.67   99.47   98.26   96.70
1989  110.28  109.05  107.83  106.60  105.38  104.15  102.93  101.70  100.48   98.86
1990  117.50  116.20  114.91  113.62  112.32  111.03  109.74  108.44  107.15  109.02
1991  118.79  114.36  109.92  105.49  101.06   96.63   92.19   87.76   83.33   90.07
1992   27.64   26.57   25.49   24.42   23.35   22.27   21.20   20.12   19.05   20.37
1993    --      --      --      --      --      --      --      --      --      --
1994    --      --      --      --      --      --      --      --      --      --
1995    --      --      --      --      --      --      --      --      --      --
1996    --      --      --      --      --      --      --      --      --      --
1997    --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS:  FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE



                                       ISSUE AGE
ISSUE ---------------------------------------------------------------------------------
YEAR     46     47      48      49      50      51      52      53      54      55
---------------------------------------------------------------------------------------

1983   75.92   73.78   71.64   69.49   67.35   65.21   63.07   60.93   58.32   55.70
1984   80.70   76.10   71.50   66.89   62.29   57.69   53.09   48.49   48.10   47.70
1985   84.23   79.56   74.89   70.23   65.56   60.89   56.22   51.55   51.27   50.99
1986   74.40   72.08   69.76   67.43   65.11   62.79   60.46   58.14   54.99   51.84
1987   79.95   78.97   77.99   77.02   76.04   75.06   74.08   73.10   69.13   65.16
1988   95.13   93.57   92.00   90.44   88.87   87.31   85.74   84.18   78.92   73.67
1989   97.23   95.61   93.99   92.36   90.74   89.12   87.49   85.87   80.48   75.08
1990  110.89  112.75  114.62  116.49  118.36  120.22  122.09  123.96  116.15  108.35
1991   96.82  103.56  110.30  117.05  123.79  130.53  137.28  144.02  132.86  121.70
1992   21.89   23.42   24.94   26.47   27.99   29.52   31.04   32.57   30.04   27.52
1993    --      --      --      --      --      --      --      --      --      --
1994    --      --      --      --      --      --      --      --      --      --
1995    --      --      --      --      --      --      --      --      --      --
1996    --      --      --      --      --      --      --      --      --      --
1997    --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS; FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                       ISSUE AGE
---------------------------------------------------------------------------------------------
ISSUE
YEAR    56        57       58       59       60       61       62       63       64       65+
---------------------------------------------------------------------------------------------
1983    53.09    50.47    47.86    45.24    42.63    40.01    37.40    34.78    32.17    29.55
1984    47.31    46.92    46.52    46.13    45.73    45.34    44.95    44.55    44.16    43.77
1985    50.72    50.44    50.16    49.88    49.60    49.32    49.05    48.77    48.49    48.21
1986    48.68    45.53    42.38    39.23    36.08    32.92    29.77    26.62    23.47    20.32
1987    61.19    57.22    53.25    49.28    45.31    41.34    37.37    33.40    29.43    25.46
1988    68.41    63.15    57.90    52.64    47.38    42.12    36.87    31.61    26.35    21.10
1989    69.69    64.30    58.91    53.51    48.12    42.73    37.33    31.94    26.55    21.15
1990   100.54    92.73    84.93    77.12    69.31    61.50    53.70    45.89    38.08    30.28
1991   110.54    99.38    88.23    77.07    65.91    54.75    43.59    32.43    21.27    10.11
1992    25.00    22.47    19.95    17.43    14.90    12.38     9.86     7.33     4.81     2.29
1993       --       --       --       --       --       --       --       --       --       --
1994       --       --       --       --       --       --       --       --       --       --
1995       --       --       --       --       --       --       --       --       --       --
1996       --       --       --       --       --       --       --       --       --       --
1997       --       --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS; FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS $1,000 BASE POLICY FACE AMOUNT


                                               ISSUE AGE
-------------------------------------------------------------------------------------------------------
ISSUE
YEAR    0-15      16       17       18       19       20       21       22       23       24        25
-------------------------------------------------------------------------------------------------------
1983    20.76    24.20    27.64    31.08    34.53    37.97    41.41    44.85    48.29    51.73    55.17
1984    20.99    24.02    27.05    30.08    33.11    36.14    39.17    42.20    45.23    48.26    51.29
1985    19.75    22.65    25.55    28.46    31.36    34.26    37.17    40.07    42.97    45.87    48.78
1986    21.73    23.87    26.01    28.15    30.30    32.44    34.58    36.72    38.86    41.01    43.15
1987    16.73    18.77    20.80    22.84    24.88    26.91    28.95    30.98    33.02    35.06    37.09
1988    14.36    16.44    18.52    20.61    22.69    24.77    26.86    28.94    31.02    33.10    35.19
1989    11.80    13.84    15.87    17.90    19.93    21.96    23.99    26.02    28.06    30.09    32.12
1990    12.90    14.67    16.44    18.21    19.96    21.74    23.51    25.28    27.05    28.81    30.58
1991    12.25    13.66    15.06    16.47    17.88    19.28    20.69    22.09    23.50    24.91    26.31
1992     5.93     6.61     7.29     7.97     8.65     9.33    10.01    10.69    11.37    12.05    12.73
1993       --       --       --       --       --       --       --       --       --       --       --
1994       --       --       --       --       --       --       --       --       --       --       --
1995       --       --       --       --       --       --       --       --       --       --       --
1996       --       --       --       --       --       --       --       --       --       --       --
1997       --       --       --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS $1,000 BASE POLICY FACE AMOUNT


                                       ISSUE AGE
---------------------------------------------------------------------------------------------
ISSUE
YEAR    26        27       28       29       30       31       32       33       34       35
---------------------------------------------------------------------------------------------
1983     58.61   62.04    65.47    68.91    72.34    75.77    79.20    82.64    86.07    89.50
1984     54.32   57.96    61.60    65.24    68.88    72.51    76.15    79.79    83.43    87.07
1985     51.68   55.11    58.54    61.98    65.41    68.84    72.27    75.71    79.14    82.57
1986     45.29   47.34    49.39    51.45    53.50    55.55    57.60    59.66    61.71    63.76
1987     39.13   40.57    42.02    43.46    44.91    46.35    47.80    49.24    50.69    52.13
1988     37.27   38.85    40.44    42.02    43.61    45.19    46.78    48.36    49.95    51.53
1989     34.15   35.81    37.47    39.14    40.80    42.46    44.12    45.79    47.45    49.11
1990     32.35   33.75    35.15    36.54    37.94    39.34    40.74    42.13    43.53    44.93
1991     27.72   29.62    31.52    33.43    35.33    37.23    39.13    41.04    42.94    44.84
1992     13.41   14.33    15.25    16.17    17.09    18.01    18.93    19.85    20.77    21.69
1993        --      --       --       --       --       --       --       --       --       --
1994        --      --       --       --       --       --       --       --       --       --
1995        --      --       --       --       --       --       --       --       --       --
1996        --      --       --       --       --       --       --       --       --       --
1997        --      --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS $1,000 BASE POLICY FACE AMOUNT


                                       ISSUE AGE
---------------------------------------------------------------------------------------------
ISSUE
YEAR      36      37       38       39       40       41       42       43      44        45
---------------------------------------------------------------------------------------------
1983     91.12   92.73    94.35    95.96    97.58    99.19   100.81   102.42  104.04  103.66
1984     88.58   90.09    91.60    93.11    94.61    96.12    97.63    99.14  100.65   97.75
1985     83.98   85.38    86.79    88.20    89.60    91.01    92.42    93.82   95.23   92.71
1986     64.48   65.19    65.91    66.62    67.34    68.05    68.77    69.48   70.20   70.22
1987     52.86   53.59    54.32    55.05    55.77    56.50    57.23    57.96   58.69   59.00
1988     52.56   53.60    54.63    55.66    56.70    57.73    58.76    59.80   60.83   61.11
1989     50.03   50.95    51.87    52.79    53.70    54.62    55.54    56.46   57.38   57.66
1990     45.50   46.06    46.63    47.19    47.76    48.32    48.89    49.45   50.02   50.50
1991     44.80   44.77    44.73    44.69    44.66    44.62    44.58    44.55   44.51   45.23
1992     21.67   21.65    21.64    21.62    21.60    21.58    21.57    21.55   21.53   21.88
1993        --      --       --       --       --       --       --       --      --      --
1994        --      --       --       --       --       --       --       --      --      --
1995        --      --       --       --       --       --       --       --      --      --
1996        --      --       --       --       --       --       --       --      --      --
1997        --      --       --       --       --       --       --       --      --      --

UNIVERSAL LIFE INFORCE
PLANS: PFLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR   46      47      48      49      50      51      52      53      54      55
       ------------------------------------------------------------------------------
1983   103.29  102.91  102.54  102.16  101.79  101.41  101.04  100.66  101.08  101.51
1984    94.86   91.96   89.06   86.17   83.27   80.37   77.48   74.58   78.08   81.57
1985    90.18   87.66   85.13   82.61   80.08   77.56   75.03   72.51   75.71   78.91
1986    70.23   70.25   70.27   70.29   70.30   70.32   70.34   70.35   70.37   69.22
1987    59.32   59.63   59.95   60.26   60.57   60.89   61.20   61.52   61.83   61.61
1988    61.39   61.66   61.94   62.22   62.50   62.78   63.05   63.33   63.61   63.39
1989    57.95   58.23   58.51   58.80   59.08   59.36   59.64   59.93   60.21   60.15
1990    50.98   51.47   51.95   52.43   52.91   53.39   53.88   54.36   54.84   55.27
1991    45.95   46.67   47.39   48.12   48.84   49.56   50.28   51.00   50.64   50.27
1992    22.23   22.58   22.93   23.27   23.62   23.97   24.32   24.67   24.49   24.32
1993     --      --       --      --      --      --      --      --      --      --
1994     --      --       --      --      --      --      --      --      --      --
1995     --      --       --      --      --      --      --      --      --      --
1996     --      --       --      --      --      --      --      --      --      --
1997     --      --       --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: PFLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR   56      57      58      59      60      61      62      63      64      65+
       ------------------------------------------------------------------------------
1983   101.93  102.35  102.77  103.20  103.62  104.04  104.46  104.89  105.31  105.73
1984    85.07   88.57   92.06   95.56   99.05  102.55  106.05  109.54  113.04  116.54
1985    82.10   85.30   88.50   91.70   94.90   98.10  101.29  104.49  107.69  110.89
1986    68.08   66.93   65.79   64.64   63.50   62.35   61.21   60.06   58.91   57.77
1987    61.40   61.18   60.97   60.75   60.54   60.32   60.11   59.89   59.67   59.46
1988    63.17   62.95   62.73   62.52   62.30   62.08   61.86   61.64   61.42   61.20
1989    60.09   60.02   59.96   59.90   59.84   59.77   59.71   59.65   59.59   59.53
1990    55.70   56.13   56.56   57.00   57.43   57.86   58.29   58.72   59.15   59.58
1991    49.91   49.55   49.19   48.82   48.46   48.10   47.74   47.37   47.01   46.65
1992    24.14   23.97   23.79   23.62   23.44   23.27   23.09   22.92   22.74   22.56
1993     --      --       --      --      --      --      --      --      --      --
1994     --      --       --      --      --      --      --      --      --      --
1995     --      --       --      --      --      --      --      --      --      --
1996     --      --       --      --      --      --      --      --      --      --
1997     --      --       --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: PFLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------------
YEAR   0-15    16      17      18      19      20      21      22      23      24     25
       ------------------------------------------------------------------------------------
1983   44.14   43.06   41.71   40.37   39.02   37.68   36.33   34.98   33.64   32.29   30.95
1984   39.48   38.59   37.71   36.82   35.94   35.05   34.17   33.28   32.40   31.51   30.63
1985   35.14   34.66   34.19   33.71   33.24   32.76   32.29   31.81   31.34   30.86   30.39
1986   35.22   34.61   34.01   33.40   32.80   32.19   31.58   30.98   30.37   29.76   29.16
1987   39.83   38.65   37.48   36.30   35.13   33.95   32.78   31.60   30.43   29.25   28.08
1988   40.65   39.45   38.25   37.05   35.85   34.65   33.45   32.25   31.05   29.85   28.65
1989   43.08   41.67   40.25   38.84   37.42   36.00   34.59   33.17   31.76   30.34   28.93
1990   32.67   32.33   32.00   31.67   31.33   31.00   30.67   30.33   30.00   29.67   29.33
1991   60.13   57.14   54.15   51.16   48.17   45.18   42.19   39.20   36.21   33.22   30.23
1992   36.14   34.34   32.54   30.75   28.95   27.15   25.36   23.56   21.76   19.96   18.17
1993    --      --       --      --      --      --      --      --      --      --     --
1994    --      --       --      --      --      --      --      --      --      --     --
1995    --      --       --      --      --      --      --      --      --      --     --
1996    --      --       --      --      --      --      --      --      --      --     --
1997    --      --       --      --      --      --      --      --      --      --     --

UNIVERSAL LIFE INFORCE
PLANS: PFLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR   26      27      28      29      30      31      32      33      34      35
       -----------------------------------------------------------------------------
1983   29.60   29.93   30.26   30.58   30.91   31.24   31.57   31.89   32.22   32.55
1984   29.74   30.24   30.74   31.25   31.75   32.25   32.75   33.26   33.76   34.26
1985   29.91   30.42   30.94   31.45   31.96   32.48   32.99   33.50   34.02   34.53
1986   28.55   28.63   28.72   28.80   28.89   28.97   29.06   29.14   29.23   29.31
1987   26.90   26.75   26.61   26.46   26.32   26.17   26.03   25.88   25.74   25.59
1988   27.45   27.45   27.44   27.44   27.44   27.43   27.43   27.43   27.42   27.42
1989   27.51   27.59   27.68   27.76   27.85   27.93   28.02   28.10   28.19   28.27
1990   29.00   28.76   28.53   28.29   28.05   27.82   27.58   27.34   27.11   26.87
1991   27.24   27.04   26.84   26.63   26.43   26.23   26.03   25.82   25.62   25.42
1992   16.37   16.25   16.13   16.01   15.88   15.76   15.64   15.52   15.40   15.28
1993    --      --       --      --      --      --      --      --      --      --
1994    --      --       --      --      --      --      --      --      --      --
1995    --      --       --      --      --      --      --      --      --      --
1996    --      --       --      --      --      --      --      --      --      --
1997    --      --       --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



       ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR      36     37     38     39     40     41     42     43     44     45
       -----------------------------------------------------------------------
1983    32.07  31.58   31.10  30.61  30.13  29.64  29.16  28.67  28.19  27.62
1984    33.84  33.41   32.99  32.57  32.14  31.72  31.30  30.87  30.45  30.91
1985    34.13  33.72   33.32  32.92  32.51  32.11  31.71  31.30  30.90  31.38
1986    28.83  28.35   27.88  27.40  26.92  26.44  25.97  25.49  25.01  24.53
1987    25.15  24.70   24.26  23.81  23.37  22.92  22.48  22.03  21.59  21.15
1988    27.00  26.58   26.16  25.74  25.32  24.90  24.48  24.06  23.64  23.18
1989    27.85  27.43   27.01  26.59  26.16  25.74  25.32  24.90  24.48  24.04
1990    26.44  26.01   25.58  25.15  24.72  24.29  23.86  23.43  23.00  22.60
1991    24.91  24.40   23.88  23.37  22.86  22.35  21.83  21.32  20.81  20.46
1992    14.97  14.66   14.35  14.05  13.74  13.43  13.12  12.81  12.51  12.30
1993       --     --      --     --     --     --     --     --     --     --
1994       --     --      --     --     --     --     --     --     --     --
1995       --     --      --     --     --     --     --     --     --     --
1996       --     --      --     --     --     --     --     --     --     --
1997       --     --      --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



       ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR      46     47     48     49     50     51     52     53     54     55
       -----------------------------------------------------------------------
1983    27.05  26.48   25.91  25.35  24.78  24.21  23.64  23.07  22.60  22.13
1984    31.38  31.84   32.30  32.77  33.23  33.69  34.15  34.62  35.08  33.55
1985    31.85  32.33   32.80  33.28  33.75  34.23  34.70  35.18  35.65  34.16
1986    24.06  23.58   23.11  22.63  22.16  21.68  21.21  20.73  20.95  21.16
1987    20.72  20.28   19.84  19.41  18.97  18.53  18.10  17.66  17.32  16.97
1988    22.72  22.26   21.80  21.34  20.88  20.42  19.96  19.50  19.15  18.80
1989    23.59  23.15   22.70  22.26  21.81  21.37  20.92  20.48  20.14  19.79
1990    22.19  21.79   21.39  20.98  20.58  20.18  19.77  19.37  19.10  18.82
1991    20.11  19.76   19.41  19.05  18.70  18.35  18.00  17.65  17.30  16.96
1992    12.08  11.87   11.66  11.45  11.24  11.03  10.82  10.61  10.40  10.19
1993       --     --      --     --     --     --     --     --     --     --
1994       --     --      --     --     --     --     --     --     --     --
1995       --     --      --     --     --     --     --     --     --     --
1996       --     --      --     --     --     --     --     --     --     --
1997       --     --      --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



       ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR      56     57     58     59     60     61     62     63     64     65+
       -----------------------------------------------------------------------
1983    21.66  21.19   20.72  20.24  19.77  19.30  18.83  18.36  17.89  17.42
1984    32.02  30.49   28.96  27.43  25.90  24.37  22.84  21.31  19.78  18.25
1985    32.67  31.17   29.68  28.19  26.70  25.20  23.71  22.22  20.73  19.24
1986    21.38  21.59   21.81  22.02  22.24  22.45  22.67  22.88  23.10  23.32
1987    16.63  16.28   15.94  15.59  15.25  14.90  14.56  14.21  13.87  13.52
1988    18.45  18.10   17.75  17.40  17.05  16.70  16.35  16.00  15.65  15.30
1989    19.45  19.10   18.76  18.42  18.07  17.73  17.38  17.04  16.70  16.35
1990    18.55  18.27   18.00  17.73  17.45  17.18  16.90  16.63  16.36  16.08
1991    16.61  16.27   15.92  15.57  15.23  14.88  14.54  14.19  13.84  13.50
1992     9.98   9.78    9.57   9.36   9.15   8.94   8.74   8.53   8.32   8.11
1993       --     --      --     --     --     --     --     --     --     --
1994       --     --      --     --     --     --     --     --     --     --
1995       --     --      --     --     --     --     --     --     --     --
1996       --     --      --     --     --     --     --     --     --     --
1997       --     --      --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------------------
YEAR    0-15      16        17      18       19       20       21      22      23     24      25
       ------------------------------------------------------------------------------------------
1983    --       --       --      --       --       --       --      --      --      --       --
1984    --       --       --      --       --       --       --      --      --      --       --
1985    31.46   33.59    35.73   37.86    39.99    42.12    44.25   46.38   48.52   50.65    52.78
1986     4.13    8.26    12.38   16.51    20.64    24.77    28.89   33.02   37.15   41.28    45.40
1987    31.55   33.29    35.03   36.77    38.51    40.25    41.98   43.72   45.46   47.20    48.94
1988    36.31   37.73    39.14   40.56    41.98    43.40    44.81   46.23   47.65   49.07    50.48
1989    34.61   36.41    38.22   40.02    41.83    43.64    45.44   47.25   49.05   50.86    52.66
1990    25.36   27.57    29.79   32.00    34.22    36.44    38.65   40.87   43.08   45.30    47.51
1991    54.43   55.09    55.75   56.41    57.07    57.73    58.39   59.05   59.71   60.37    61.03
1992    33.07   32.52    31.96   31.41    30.85    30.30    29.74   29.18   28.63   28.07    27.52
1993    34.35   33.76    33.18   32.59    32.01    31.42    30.84   30.25   29.67   29.08    28.50
1994    --       --       --      --       --       --       --      --      --      --       --
1995    --       --       --      --       --       --       --      --      --      --       --
1996    --       --       --      --       --       --       --      --      --      --       --
1997    --       --       --      --       --       --       --      --      --      --       --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------------
YEAR    26      27        28      29       30       31       32      33      34     35
       ----------------------------------------------------------------------------------
1983    --       --       --      --       --       --       --      --      --      --
1984    --       --       --      --       --       --       --      --      --      --
1985    54.91   56.96    59.01   61.06    63.11    65.16    67.21   69.26   71.31   67.06
1986    49.53   49.59    49.66   49.72    49.78    49.84    49.91   49.97   50.03   48.89
1987    50.68   50.37    50.07   49.76    49.45    49.14    48.84   48.53   48.22   47.18
1988    51.90   51.72    51.53   51.35    51.16    50.98    50.79   50.61   50.42   49.54
1989    54.47   54.25    54.02   53.80    53.58    53.35    53.13   52.90   52.68   51.66
1990    49.73   49.29    48.85   48.41    47.97    47.52    47.08   46.64   46.20   45.89
1991    61.69   59.93    58.17   56.41    54.65    52.89    51.13   49.37   47.61   46.77
1992    29.96   26.40    25.85   25.29    24.74    24.18    23.62   23.07   22.51   21.47
1993    27.91   27.33    26.74   26.16    25.57    24.99    24.40   23.82   23.23   22.16
1994    --       --       --      --       --       --       --      --      --      --
1995    --       --       --      --       --       --       --      --      --      --
1996    --       --       --      --       --       --       --      --      --      --
1997    --       --       --      --       --       --       --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------------
YEAR    36      37        38      39       40       41       42      43      44     45
       ----------------------------------------------------------------------------------
1983    --       --       --      --       --       --       --      --      --      --
1984    --       --       --      --       --       --       --      --      --      --
1985    62.81   58.56    54.31   50.05    45.80    41.55    37.30   33.05   32.55   32.06
1986    47.74   46.60    45.46   44.31    43.17    42.03    40.88   39.74   38.75   37.77
1987    46.13   45.09    44.05   43.00    41.96    40.92    39.87   38.83   38.31   37.79
1988    48.66   47.79    46.91   46.03    45.15    44.28    43.40   42.52   41.30   40.09
1989    50.63   49.61    48.59   47.56    46.54    45.52    44.49   43.47   42.38   41.28
1990    45.57   45.26    44.95   44.63    44.32    44.01    43.69   43.38   42.10   40.81
1991    45.92   45.08    44.23   43.39    42.54    41.70    40.85   40.01   38.47   36.92
1992    20.43   19.40    18.36   17.32    16.28    15.25    14.21   13.17   12.40   11.63
1993    21.08   20.01    18.94   17.86    16.79    15.71    14.64   13.56   12.76   11.95
1994    --       --       --      --       --       --       --      --      --      --
1995    --       --       --      --       --       --       --      --      --      --
1996    --       --       --      --       --       --       --      --      --      --
1997    --       --       --      --       --       --       --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------------
YEAR    46      47        48      49       50       51       52      53      54     55
       ----------------------------------------------------------------------------------
1983    --       --       --      --       --       --       --      --      --      --
1984    --       --       --      --       --       --       --      --      --      --
1985    31.56   31.06    30.57   30.07    29.57    29.07    28.58   28.08   28.16   28.25
1986    36.78   35.79    34.81   33.82    32.83    31.84    30.86   29.87   29.07   28.28
1987    37.27   36.75    36.23   35.71    35.19    34.67    34.15   33.63   32.20   30.77
1988    38.87   37.65    36.44   35.22    34.00    32.78    31.57   30.35   29.35   28.35
1989    40.19   39.09    38.00   36.90    35.81    34.71    33.62   32.52   31.49   30.46
1990    39.53   38.25    36.97   35.68    34.40    33.12    31.83   30.55   29.51   28.47
1991    35.38   33.83    32.29   30.74    29.20    27.65    26.11   24.56   27.15   29.75
1992    10.86   10.09     9.32    8.54     7.77     7.00     6.23    5.46    5.29    5.12
1993    11.15   10.34     9.54    8.73     7.92     7.13     6.35    5.56    5.39    5.22
1994    --       --       --      --       --       --       --      --      --      --
1995    --       --       --      --       --       --       --      --      --      --
1996    --       --       --      --       --       --       --      --      --      --
1997    --       --       --      --       --       --       --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



RELIEF AS PERCENT OF ACCOUNT VALUE


                                   ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------------------------
YEAR         56          57        58        59        60        61        62         63         64         65+
       -----------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _
1984            _          _         _         _         _         _          _          _          _          _
1985        28.33      28.42      28.50     28.59    28.67      28.75     28.84      28.92      29.01      29.09
1986        27.48      26.68      25.88     25.09    24.29      23.49     22.69      21.90      21.10      20.30
1987        29.34      27.91      26.48     25.05    23.62      22.19     20.76      19.33      17.90      16.47
1988        27.35      26.35      25.35     24.35    23.35      22.35     21.35      20.35      19.35      18.35
1989        29.43      28.40      27.37     26.35    25.32      24.29     23.26      22.23      21.20      20.17
1990        27.43      26.39      25.35     24.31    23.27      22.23     21.19      20.15      19.11      18.07
1991        32.34      34.93      37.53     40.12    42.72      45.31     47.90      50.50      53.09      55.68
1992         4.95       4.78       4.61      4.44     4.27       4.10      3.93       3.76       3.59       3.42
1993         5.04       4.87       4.70      4.52     4.35       4.18      4.00       3.83       3.66       3.48
1994            _          _         _         _         _         _          _          _          _          _
1995            _          _         _         _         _         _          _          _          _          _
1996            _          _         _         _         _         _          _          _          _          _
1997            _          _         _         _         _         _          _          _          _          _

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF




RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------------------------------------------------
YEAR         0-15        16        17        18        19        20        21         22         23         24         25
       ---------------------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _         _
1984            _          _         _         _         _         _          _          _          _          _         _
1985        22.60      24.39      26.19     27.98    29.77      31.56     33.35      35.14      36.94      38.73     40.52
1986         3.38       6.75      10.13     13.51    16.88      20.26     23.64      27.01      30.39      33.77     37.14
1987        20.13      21.12      22.11     23.10    24.09      25.09     26.08      27.07      28.06      29.05     30.04
1988        21.18      22.09      22.99     23.90    24.80      25.71     26.61      27.51      28.42      29.32     30.23
1989        18.64      19.59      20.54     21.48    22.43      23.38     24.33      25.28      26.23      27.17     28.12
1990        12.09      13.33      14.56     15.79    17.03      18.26     19.49      20.73      21.96      23.19     24.43
1991        18.54      19.12      19.69     20.26    20.83      21.41     21.98      22.55      23.12      23.70     24.27
1992         7.57       7.68       7.80      7.91     8.03       8.14      8.26       8.37       8.49       8.60      8.72
1993         2.52       2.55       2.59      2.63     2.67       2.71      2.75       2.78       2.82       2.86      2.90
1994            _          _         _         _         _         _          _          _          _          _         _
1995            _          _         _         _         _         _          _          _          _          _         _
1996            _          _         _         _         _         _          _          _          _          _         _
1997            _          _         _         _         _         _          _          _          _          _         _

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                   ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------------------------
YEAR         26          27        28        29        30        31        32         33         34         35
       -----------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _
1984            _          _         _         _         _         _          _          _          _          _
1985        42.31      45.13      47.95     50.77    53.60      56.42     59.24      62.06      64.88      63.22
1986        40.52      41.80      43.08     44.35    45.63      46.91     48.19      49.46      50.74      51.61
1987        31.03      32.03      33.04     34.04    35.04      36.04     37.05      38.05      39.05      40.17
1988        31.13      32.12      33.11     34.10    35.10      36.09     37.08      38.07      39.06      39.90
1989        29.07      29.91      30.74     31.58    32.41      33.25     34.08      34.92      35.75      36.60
1990        25.66      26.18      26.70     27.22    27.74      28.26     28.78      29.30      29.82      30.63
1991        24.84      24.44      24.05     23.65    23.25      22.85     22.46      22.06      21.66      22.45
1992         8.83       8.95       9.06      9.18     9.30       9.41      9.53       9.64       9.76      10.15
1993         2.94       2.98       3.01      3.05     3.09       3.13      3.17       3.21       3.29       3.44
1994            _          _         _         _         _         _          _          _          _          _
1995            _          _         _         _         _         _          _          _          _          _
1996            _          _         _         _         _         _          _          _          _          _
1997            _          _         _         _         _         _          _          _          _          _

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                   ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------------------------
YEAR         36          37        38        39        40        41        42         43         44         45
       -----------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _
1984            _          _         _         _         _         _          _          _          _          _
1985        61.56      59.89      58.23     56.57    54.91      53.24     51.58      49.92      53.52      57.12
1986        52.48      53.35      54.22     55.09    55.95      56.82     57.69      58.56      59.43      60.76
1987        41.28      42.40      43.52     44.64    45.75      46.87     47.99      49.10      50.22      51.56
1988        40.73      41.57      42.40     43.24    44.08      44.91     45.75      46.58      47.42      47.70
1989        37.44      38.29      39.14     39.99    40.83      41.68     42.53      43.37      44.22      44.92
1990        31.43      32.24      33.04     33.85    34.66      35.46     36.27      37.07      37.88      38.44
1991        23.24      24.03      24.82     25.61    26.39      27.18     27.97      28.76      29.55      29.79
1992        10.54      10.93      11.32     11.72    12.11      12.50     12.89      13.28      12.97      12.66
1993         3.59       3.74       3.89      4.04     4.19       4.45      4.72       4.99       5.25       5.52
1994            _          _         _         _         _         _          _          _          _          _
1995            _          _         _         _         _         _          _          _          _          _
1996            _          _         _         _         _         _          _          _          _          _
1997            _          _         _         _         _         _          _          _          _          _

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   60.72  64.32  67.92  71.53  75.13  78.73  82.33  85.93  89.53  93.69
1986   62.08  63.41  64.74  66.07  67.39  68.72  70.05  71.37  72.70  73.15
1987   52.90  54.24  55.58  56.92  58.25  59.59  60.93  62.27  63.61  63.30
1988   47.98  48.26  48.54  48.83  49.11  49.39  49.67  49.95  50.23  51.11
1989   45.62  46.33  47.03  47.73  48.43  49.13  49.84  50.54  51.24  51.68
1990   39.00  39.56  40.12  40.69  41.25  41.81  42.37  42.93  43.49  44.48
1991   30.04  30.28  30.52  30.77  31.01  31.25  31.49  31.74  31.98  34.55
1992   12.34  12.03  11.72  11.41  11.10  10.78  10.47  10.16  10.31  10.46
1993    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR    56      57     58      59      60      61      62      63      64      65+
       -----------------------------------------------------------------------------
1983     --     --      --      --      --      --      --      --      --      --
1984     --     --      --      --      --      --      --      --      --      --
1985   97.86  102.02  106.18  110.35  114.51  118.67  122.83  127.00  131.16  135.32
1986   73.60   74.06   74.51   74.96   75.41   75.87   76.32   76.77   77.22   77.68
1987   62.99   62.68   62.37   62.06   61.74   61.43   61.12   60.81   60.50   60.19
1988   51.99   52.87   53.76   54.64   55.52   56.40   57.28   58.16   59.05   59.93
1989   52.12   52.56   52.99   53.43   53.87   54.31   54.75   55.19   55.62   56.06
1990   45.47   46.45   47.44   48.43   49.42   50.40   51.39   52.38   53.37   54.35
1991   37.11   39.68   42.24   44.81   47.37   49.94   52.50   55.07   57.63   60.20
1992   10.61   10.76   10.91   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1993    9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1994     --     --      --      --      --      --      --      --      --      --
1995     --     --      --      --      --      --      --      --      --      --
1996     --     --      --      --      --      --      --      --      --      --
1997     --     --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24      25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985   67.44  66.30  65.17  64.03  62.90  61.77  60.63  59.50  58.36  57.23  56.09
1986   94.64  89.28  83.91  78.55  73.19  67.83  62.46  57.10  51.74  46.38  41.01
1987   28.98  29.11  29.23  29.36  29.49  29.62  29.74  29.87  30.00  30.13  30.25
1988   32.40  32.45  32.51  32.57  32.62  32.68  32.74  32.79  32.85  32.91  32.96
1989   48.08  46.75  45.42  44.09  42.76  41.43  40.10  38.77  37.44  36.11  34.78
1990   66.10  63.01  59.92  56.83  53.74  50.65  47.55  44.46  41.37  38.28  35.19
1991   33.20  32.89  32.57  32.26  31.95  31.64  31.32  31.01  30.70  30.39  30.07
1992   19.29  19.03  18.77  18.50  18.24  17.98  17.72  17.46  17.20  16.93  16.67
1993    3.02   2.98   2.94   2.90   2.86   2.82   2.76   2.74   2.69   2.65   2.61
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34      35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   54.96  52.91  50.86  48.81  46.76  44.70  42.65  40.60  38.55  39.48
1986   35.65  35.31  34.97  34.63  34.29  33.94  33.60  33.26  32.92  32.45
1987   30.38  30.05  29.71  29.38  29.05  28.71  28.38  28.04  27.71  27.31
1988   33.02  32.64  32.26  31.88  31.50  31.12  30.74  30.36  29.98  29.54
1989   33.45  33.11  32.76  32.42  32.08  31.73  31.39  31.04  30.70  30.28
1990   32.10  31.65  31.21  30.76  30.32  29.87  29.42  28.98  28.53  28.16
1991   29.76  29.30  28.85  28.39  27.93  27.47  27.02  26.56  26.10  25.75
1992   16.41  16.15  15.89  15.62  15.36  15.10  14.84  14.57  14.31  14.50
1993    2.57   2.53   2.49   2.45   2.41   2.37   2.32   2.28   2.24   2.27
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    36      37       38       39       40       41      42       43       44       45
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984    --      --       --       --       --       --       --       --       --       --
1985   40.42   41.35    42.29    43.22    44.15    45.09    46.02    46.96    47.89    46.01
1986   31.97   31.50    31.03    30.55    30.08    29.61    29.13    28.66    28.19    27.71
1987   26.92   26.52    26.12    25.73    25.33    24.93    24.54    24.14    23.74    23.33
1988   29.10   28.66    28.22    27.79    27.35    26.91    26.47    26.03    25.62    25.20
1989   29.85   29.43    29.00    28.58    28.15    27.73    27.30    26.88    26.44    26.01
1990   27.78   27.41    27.03    26.66    26.28    25.91    25.53    25.16    24.74    24.32
1991   25.40   25.05    24.70    24.34    23.99    23.64    23.29    22.94    22.49    22.05
1992   14.68   14.87    15.05    15.24    15.43    17.00    16.75    16.50    16.18    15.86
1993    2.30    2.33     2.36     2.39     2.42     2.66     2.62     2.59     2.53     2.48
1994    --      --       --       --       --       --       --       --       --       --
1995    --      --       --       --       --       --       --       --       --       --
1996    --      --       --       --       --       --       --       --       --       --
1997    --      --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    46      47       48       49       50       51      52       53       54       55
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984    --      --       --       --       --       --       --       --       --       --
1985   44.12   42.24    40.36    38.47    36.59    34.71    32.82    30.94    29.06    27.17
1986   27.24   26.76    26.29    25.81    25.34    24.86    24.39    23.91    23.41    22.90
1987   22.93   22.52    22.12    21.71    21.31    20.90    20.50    20.09    19.64    19.20
1988   24.79   24.38    23.97    23.55    23.14    22.73    22.31    21.90    21.48    21.06
1989   25.57   25.14    24.70    24.26    23.83    23.39    22.96    22.52    22.10    21.69
1990   23.90   23.48    23.06    22.63    22.21    21.79    21.37    20.95    20.68    20.41
1991   21.60   21.16    20.71    20.26    19.82    19.37    18.93    18.48    18.19    17.90
1992   15.53   15.21    14.89    14.57    14.25    13.93    13.61    13.29    13.08    12.88
1993    2.43    2.38     2.33     2.28     2.23     2.18     2.13     2.08     2.05     2.02
1994    --      --       --       --       --       --       --       --       --       --
1995    --      --       --       --       --       --       --       --       --       --
1996    --      --       --       --       --       --       --       --       --       --
1997    --      --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
ACCELERATED PAYMENT CLAIMS SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    56      57       58       59       60       61      62       63       64       65+
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984    --      --       --       --       --       --       --       --       --       --
1985   25.29   23.41    21.53    19.64    17.76    15.88    14.00    12.11    10.23     8.35
1986   22.40   21.89    21.39    20.88    20.38    19.87    19.37    18.86    18.36    17.86
1987   18.75   18.31    17.86    17.42    16.97    16.53    16.08    15.64    15.19    14.74
1988   20.64   20.22    19.80    19.38    18.96    18.54    18.12    17.70    17.28    16.86
1989   21.27   20.85    20.44    20.02    19.61    19.19    18.77    18.36    17.94    17.52
1990   20.15   19.88    19.61    19.34    19.07    18.80    18.54    18.27    18.00    17.73
1991   17.62   17.33    17.04    16.75    16.46    16.17    15.89    15.60    15.31    15.02
1992   12.67   12.46    12.25    12.05    11.84    11.63    11.42    11.22    11.01    10.80
1993    1.99    1.95     1.92     1.89     1.86     1.82     1.79     1.76     1.73     1.69
1994    --      --       --       --       --       --       --       --       --       --
1995    --      --       --       --       --       --       --       --       --       --
1996    --      --       --       --       --       --       --       --       --       --
1997    --      --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                   ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989  12.49  14.48  16.47  18.46  24.97  31.48  37.98  44.49  51.00  57.51  64.01
1990  10.31  11.91  13.52  15.12  21.19  27.25  33.32  39.39  45.45  51.52  57.58
1991  24.84  28.48  32.12  35.76  40.34  44.93  49.51  54.09  58.67  63.26  67.84
1992  16.63  19.28  21.92  24.56  27.96  31.37  34.77  38.18  41.58  44.98  48.39
1993  27.32  31.67  36.02  40.37  45.97  51.56  57.15  62.74  68.34  73.93  79.52
1994   2.87   3.33   3.78   4.24   4.83   5.41   6.00   6.59   7.18   7.76   8.35
1995   2.47   2.86   3.26   3.65   4.16   4.66   5.17   5.67   6.18   6.69   7.19
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   5.89   6.83   7.77   8.70   9.91  11.11  12.32  13.53  14.73  15.93  17.14

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --      --
1984    --    --     --     --     --     --     --     --     --      --
1985    --    --     --     --     --     --     --     --     --      --
1986    --    --     --     --     --     --     --     --     --      --
1987    --    --     --     --     --     --     --     --     --      --
1988    --    --     --     --     --     --     --     --     --      --
1989  70.52  73.60  76.68  79.76  82.84  85.91  88.99  92.07  95.15   98.23
1990  63.65  66.04  68.43  70.83  73.22  75.61  78.00  60.40  82.79   85.15
1991  72.42  74.75  77.09  79.42  81.76  84.09  86.43  88.76  91.10   93.43
1992  51.79  52.95  54.11  55.27  56.43  57.59  58.75  59.91  61.07   62.23
1993  85.12  86.92  88.72  90.52  92.32  94.12  95.92  97.72  99.52  101.33
1994   8.94   9.13   9.32   9.51   9.69   9.88  10.07  10.26  10.45   10.64
1995   7.70   7.86   8.02   8.19   8.35   8.51   8.67   8.84   9.00    9.16
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01    0.01
1997  18.34  18.73  19.21  19.51  19.89  20.28  20.67  21.06  21.45   21.83

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   36     37    38      39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989  96.40  94.57  92.74  90.91  89.07  87.24  85.41  83.58  81.75  79.74
1990  84.17  83.16  82.15  81.14  80.14  79.13  78.12  77.11  76.10  74.44
1991  90.09  86.76  83.42  80.08  76.75  73.41  70.07  66.74  63.40  61.37
1992  60.22  58.22  56.21  54.21  52.20  50.20  48.19  46.19  44.18  42.52
1993  97.91  94.49  91.07  87.65  84.23  80.81  77.39  73.97  70.55  57.83
1994  10.28   9.92   9.56   9.20   8.65   8.49   8.13   7.77   7.41   7.12
1995   8.85   8.54   8.24   7.93   7.62   7.31   7.00   6.71   6.42   6.18
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  21.10  20.36  19.62  18.89  18.15  17.41  16.68  15.94  15.21  14.62

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989  77.73  75.72  73.71  71.70  69.69  67.68  65.67  63.66  60.23  56.79
1990  72.77  71.11  69.44  67.78  66.11  64.45  62.78  61.12  57.80  54.47
1991  59.33  57.30  55.26  53.23  51.19  49.16  47.12  45.09  42.56  40.04
1992  40.87  39.21  37.56  35.90  34.25  32.59  30.94  29.28  27.50  25.71
1993  65.11  62.39  59.67  56.94  54.22  51.50  48.78  46.06  43.21  40.37
1994   6.84   6.55   6.27   5.98   5.69   5.41   5.12   4.84   4.54   4.24
1995   5.94   5.70   5.46   5.22   4.98   4.74   4.50   4.25   4.00   3.74
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  14.03  13.45  12.86  12.27  11.69  11.10  10.51   9.93   9.31   8.70

UNIVERSAL LIFE INFORCE
PLAN FPLX89

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60    61      62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   53.36  49.92  46.49  43.06  39.62  36.19  32.75  29.32  25.89  22.45
1990   51.15  47.82  44.50  41.17  37.85  34.52  31.20  27.87  24.55  21.22
1991   37.51  34.98  32.46  29.93  27.40  24.87  22.35  19.82  17.29  14.77
1992   23.93  22.14  20.36  18.58  16.79  15.01  13.22  11.44   9.66   7.87
1993   37.52  34.68  31.83  28.99  26.14  23.30  20.45  17.61  14.76  12.03
1994    3.94   3.64   3.34   3.04   2.75   2.45   2.15   1.85   1.55   1.25
1995    3.48   3.22   2.96   2.70   2.44   2.18   1.92   1.66   1.40   1.14
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    8.09   7.48   6.86   6.25   5.64   5.02   4.41   3.80   3.19   2.60

Universal Life Inforce
Plan FPLX89

Accelerated Payment Claims - Score 3 Relief

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------------------------------------------
YEAR   0-15        16         17        18        19        20        21        22         23         24         25
       ---------------------------------------------------------------------------------------------------------------

1983      _         _          _         _         _         _         _         _          _          _          _
1984      _         _          _         _         _         _         _         _          _          _          _
1985      _         _          _         _         _         _         _         _          _          _          _
1986      _         _          _         _         _         _         _         _          _          _          _
1987      _         _          _         _         _         _         _         _          _          _          _
1988      _         _          _         _         _         _         _         _          _          _          _
1989   4.87      5.60       6.32      7.05      9.07     11.09     13.11     15.13      17.14      19.16      21.18
1990   4.22      4.85       5.49      6.12      7.99      9.86     11.73     13.60      15.47      17.34      19.21
1991   7.57      8.67       9.77     10.87     12.08     13.30     14.51     15.72      16.93      18.15      19.36
1992   4.21      4.78       5.36      5.93      6.80      7.67      8.54      9.41      10.27      11.14      12.01
1993   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1994   1.90      1.90       1.90      2.02      2.32      2.61      2.91      3.20       3.50       3.80       4.09
1995   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1996   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1997   5.53      6.29       7.04      7.79      8.94     10.08     11.22     12.36      13.50      14.64      15.79

UNIVERSAL LIFE INFORCE
PLAN FPLX89

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30    31      32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   23.20  24.85  26.50  28.14  29.79  31.44  33.09  34.73  36.38  38.03
1990   21.08  22.45  23.83  25.20  26.57  27.95  29.32  30.69  32.07  33.44
1991   20.57  21.50  22.43  23.36  24.29  25.21  26.14  27.07  28.00  28.93
1992   12.88  13.39  13.90  14.41  14.92  15.44  15.95  16.46  16.97  17.48
1993    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1994    4.39   4.56   4.74   4.91   5.08   5.26   5.43   5.61   5.78   5.96
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997   16.93  17.60  18.27  18.94  19.61  20.29  20.96  21.63  22.30  22.97

UNIVERSAL LIFE INFORCE
PLAN FPLX89

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40    41      42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   38.99  39.95  40.90  41.86  42.82  43.78  44.73  45.69  46.65  47.05
1990   34.22  34.99  35.77  36.55  37.32  38.10  38.88  39.65  40.43  40.88
1991   29.54  30.15  30.76  31.37  31.98  32.59  33.20  33.81  34.42  34.59
1992   17.68  17.89  18.09  18.29  18.50  18.70  18.90  19.11  19.31  19.42
1993    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994    6.02   6.09   6.16   6.23   6.30   6.37   6.44   6.51   6.58   6.62
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997   23.24  23.51  23.77  24.04  24.31  24.58  24.84  25.11  25.38  25.52

UNIVERSAL LIFE INFORCE
PLANS: FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   47.45  47.85  48.25  48.65  49.05  49.45  49.85  50.25  50.65  50.73
1990   41.33  41.77  42.22  42.67  43.12  43.57  44.01  44.46  44.91  45.03
1991   34.75  34.92  35.09  35.26  35.42  35.59  35.76  35.92  36.09  36.48
1992   19.53  19.63  19.74  19.85  19.96  20.06  20.17  20.28  20.29  20.31
1993    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1994    6.65   6.69   6.73   6.76   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997   25.66  25.80  25.94  26.09  26.23  26.37  26.51  26.65  26.67  26.69

UNIVERSAL LIFE INFORCE
PLANS: FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   50.81  50.89  50.97  51.06  51.14  51.22  51.30  51.38  51.46  51.54
1990   45.16  45.28  45.41  45.53  45.65  45.78  45.90  46.03  46.15  46.27
1991   36.87  37.26  37.65  38.05  38.44  38.83  39.22  39.61  40.00  40.39
1992   20.32  20.33  20.35  20.36  20.38  20.39  20.40  20.42  20.43  20.44
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997   26.71  26.72  26.74  26.76  26.78  26.80  26.81  26.83  26.85  26.87

UNIVERSAL LIFE INFORCE
PLANS: FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989   67.85  64.64  61.43  58.22  55.01  51.80  48.59  45.38  42.16  38.95  35.74
1990   72.09  68.02  63.96  59.90  55.84  51.78  47.71  43.65  39.59  35.53  31.46
1991   27.34  27.27  27.21  27.14  27.07  27.01  26.94  26.88  26.81  26.74  26.68
1992   55.96  53.15  50.35  47.54  44.73  41.93  39.12  36.32  33.51  30.70  27.90
1993    8.01   7.61   7.21   6.81   6.41   6.01   5.60   5.20   4.80   4.40   4.00
1994   18.52  17.59  16.66  15.73  14.80  13.88  12.95  12.02  11.09  10.16   9.23
1995    7.88   7.49   7.09   6.70   6.30   5.91   5.51   5.11   4.72   4.32   3.93
1996    --     --     --     --     --     --     --     --     --     --     --
1997   84.58  80.34  76.10  71.86  67.62  63.37  59.13  54.89  50.65  46.41  42.17

UNIVERSAL LIFE INFORCE
PLANS: FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   32.53  32.08  31.63  31.17  30.72  30.27  29.82  29.36  28.91  28.46
1990   27.40  27.37  27.34  27.30  27.27  27.24  27.21  27.17  27.14  27.11
1991   26.61  26.44  26.27  26.10  25.93  25.76  25.59  25.42  25.25  25.08
1992   25.09  24.10  23.11  22.13  21.14  20.15  19.16  18.18  17.19  16.20
1993    3.59   3.45   3.31   3.17   3.03   2.89   2.74   2.60   2.46   2.32
1994    8.30   7.98   7.65   7.32   7.00   6.67   6.34   6.02   5.69   5.36
1995    3.53   3.39   3.26   3.12   2.98   2.84   2.70   2.56   2.42   2.28
1996    --     --     --     --     --     --     --     --     --     --
1997   37.92  36.43  34.94  33.44  31.95  30.46  28.97  27.47  25.98  24.49

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    36      37       38       39       40       41      42       43       44       45
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984    --      --       --       --       --       --       --       --       --       --
1985    --      --       --       --       --       --       --       --       --       --
1986    --      --       --       --       --       --       --       --       --       --
1987    --      --       --       --       --       --       --       --       --       --
1988    --      --       --       --       --       --       --       --       --       --
1989   28.24   28.01    27.79    27.56    27.34    27.11    26.89    26.66    26.44    26.06
1990   26.85   26.60    26.34    26.09    25.83    25.58    25.32    25.07    24.81    24.36
1991   24.80   24.51    24.23    23.95    23.66    23.38    23.10    22.81    22.53    22.09
1992   15.90   15.60    15.30    15.00    14.69    14.39    14.09    13.79    13.49    13.18
1993    2.28    2.23     2.19     2.15     2.10     2.06     2.02     1.98     1.93     1.89
1994    5.26    5.16     5.06     4.96     4.86     4.76     4.66     4.56     4.46     4.36
1995    2.24    2.20     2.15     2.11     2.07     2.03     1.98     1.94     1.90     1.86
1996    --      --       --       --       --       --       --       --       --       --
1997   24.03   23.58    23.12    22.67    22.21    21.76    21.30    20.85    20.39    19.92

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    46      47       48       49       50       51      52       53       54       55
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984    --      --       --       --       --       --       --       --       --       --
1985    --      --       --       --       --       --       --       --       --       --
1986    --      --       --       --       --       --       --       --       --       --
1987    --      --       --       --       --       --       --       --       --       --
1988    --      --       --       --       --       --       --       --       --       --
1989   25.68   25.29    24.91    24.53    24.15    23.76    23.38    23.00    22.46    21.93
1990   23.92   23.47    23.03    22.58    22.14    21.69    21.25    20.80    20.35    19.91
1991   21.64   21.20    20.75    20.31    19.86    19.42    18.97    18.53    18.20    17.88
1992   12.87   12.56    12.25    11.93    11.62    11.31    11.00    10.69    10.56    10.42
1993    1.84    1.80     1.75     1.71     1.66     1.62     1.58     1.53     1.51     1.49
1994    4.26    4.16     4.05     3.95     3.85     3.74     3.64     3.54     3.49     3.45
1995    1.81    1.77     1.72     1.68     1.64     1.59     1.55     1.51     1.49     1.47
1996    --      --       --       --       --       --       --       --       --       --
1997   19.45   18.98    18.51    18.04    17.57    17.10    16.63    16.16    15.96    15.75

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    56      57       58       59       60       61      62       63       64       65
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984    --      --       --       --       --       --       --       --       --       --
1985    --      --       --       --       --       --       --       --       --       --
1986    --      --       --       --       --       --       --       --       --       --
1987    --      --       --       --       --       --       --       --       --       --
1988    --      --       --       --       --       --       --       --       --       --
1989   21.39   20.86    20.32    19.78    19.25    18.71    18.18    17.64    17.10    16.57
1990   19.46   19.02    18.57    18.12    17.68    17.23    16.79    16.34    15.89    15.45
1991   17.55   17.23    16.90    16.57    16.25    15.92    15.60    15.27    14.94    14.62
1992   10.29   10.15    10.02     9.89     9.75     9.62     9.48     9.35     9.22     9.08
1993    1.47    1.45     1.44     1.42     1.40     1.38     1.36     1.34     1.32     1.30
1994    3.40    3.36     3.32     3.27     3.23     3.18     3.14     3.09     3.05     3.05
1995    1.45    1.43     1.41     1.39     1.37     1.35     1.34     1.32     1.30     1.30
1996    --      --       --       --       --       --       --       --       --       --
1997   15.55   15.35    15.15    14.94    14.74    14.54    14.34    14.13    13.93    13.93

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

       Relief as percent of Account Value

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990   93.65  84.65  75.63  66.62  67.29  67.97  68.64  69.32  69.99  70.66  71.34
1991   80.91  73.62  66.33  59.04  60.20  61.35  62.51  63.66  64.82  65.97  67.13
1992   44.75  42.62  40.49  38.36  39.06  39.77  40.47  41.17  41.87  42.58  43.28
1993   18.40  17.05  15.71  14.37  14.33  14.29  14.25  14.21  14.16  14.12  14.08
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    4.27   4.30   4.34   4.37   4.40   5.18   5.95   6.73   7.51   8.28   9.06
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   10.38   9.91   9.45   8.98   8.52   8.06   7.59   7.13   6.67   6.21   5.74

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

       Relief as percent of Account Value

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   72.01  73.93  75.85  77.76  79.68  81.60  83.52  85.43  87.35  84.00
1991   68.28  70.21  72.14  74.07  76.00  77.93  79.86  81.79  83.72  80.25
1992   43.98  45.22  46.46  47.70  48.95  50.19  51.43  52.67  53.91  51.50
1993   14.04  13.47  12.91  12.34  11.78  11.21  10.64  10.08   9.51   9.23
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    9.83  10.61  12.05  13.48  14.92  16.36  17.80  19.23  20.67  19.32
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    5.28   4.82   4.36   3.89   3.43   2.97   2.51   2.04   1.58   2.16

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

       Relief as percent of Account Value

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   80.64  77.29  73.93  70.58  67.22  63.87  60.51  57.16  53.80  56.66
1991   76.77  73.30  69.82  66.35  62.88  59.40  55.93  52.45  48.98  50.88
1992   49.08  46.67  44.26  41.85  39.43  37.02  34.61  32.19  29.78  29.94
1993    8.95   8.66   8.38   8.10   7.82   7.54   7.25   6.97   6.69   6.65
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   17.98  16.63  15.29  13.94  12.59  11.25   9.90   8.56   7.21   7.10
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    2.73   3.31   3.88   4.46   5.04   5.61   6.19   6.76   7.34   9.11

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

       Relief as percent of Account Value

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   59.53  62.39  65.25  68.12  70.98  73.84  76.71  79.57  73.48  67.39
1991   52.79  54.69  56.59  58.50  60.40  62.30  64.21  66.11  61.09  56.07
1992   30.10  30.27  30.43  30.59  30.75  30.92  31.08  31.24  29.19  27.13
1993    6.61   6.58   6.54   6.50   6.46   6.43   6.39   6.35   5.99   5.62
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    6.98   6.87   6.76   6.64   6.53   6.42   6.30   6.19   6.20   6.20
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.11   0.22
1997   10.88  12.65  14.42  16.19  17.95  19.72  21.49  23.26  25.03  23.47

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60    61      62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   61.30  55.21  49.12  43.03  36.94  30.85  24.76  26.86  28.95  31.05
1991   51.04  46.02  41.00  35.98  30.95  25.93  20.91  16.54  16.05  15.55
1992   25.08  23.03  20.97  18.92  16.87  14.81  12.76  14.13  15.50  16.86
1993    5.26   4.90   4.53   4.17   3.81   3.44   3.08   2.72   2.35   1.99
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    6.21   6.21   6.22   6.23   6.23   6.24   6.25   6.25   6.26   6.26
1996    0.33   0.44   0.55   0.66   0.77   0.88   0.99   1.10   1.21   1.32
1997   21.91  20.35  18.80  17.24  15.68  14.12  12.56  11.00   9.44   7.88

Universal Life Inforce
Plan FPLX90

Accelerated Payment Claims - Score 3 Relief

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------------------------------------------
YEAR   0-15        16         17        18        19        20        21        22         23         24         25
       ---------------------------------------------------------------------------------------------------------------

1983      _         _          _         _         _         _         _         _          _          _          _
1984      _         _          _         _         _         _         _         _          _          _          _
1985      _         _          _         _         _         _         _         _          _          _          _
1986      _         _          _         _         _         _         _         _          _          _          _
1987      _         _          _         _         _         _         _         _          _          _          _
1988      _         _          _         _         _         _         _         _          _          _          _
1989      _         _          _         _         _         _         _         _          _          _          _
1990  33.88     30.29      26.70     23.11     23.56     24.01     24.45     24.90      25.35      25.80      26.24
1991  28.14     25.30      22.45     19.61     20.00     20.39     20.77     21.16      21.55      21.94      22.32
1992  17.29     15.48      13.66     11.85     12.03     12.22     12.40     12.59      12.77      12.95      13.14
1993   4.99      4.44       3.88      3.33      3.27      3.21      3.15      3.10       3.04       2.98       2.92
1994   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1995   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1996   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1997   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30    31      32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   26.69  30.28  33.86  37.45  41.03  44.62  48.20  51.79  55.37  53.48
1991   22.71  26.01  29.31  32.60  35.90  39.20  42.50  45.79  49.09  47.22
1992   13.32  15.47  17.61  19.76  21.90  24.05  26.19  28.34  30.48  29.15
1993    2.86   3.30   3.75   4.19   4.63   5.07   5.52   5.96   6.40   6.10
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.23   3.48   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40    41      42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   51.60  49.71  47.83  45.94  44.05  42.17  40.28  38.40  36.51  44.24
1991   45.36  43.49  41.63  39.76  37.89  36.03  34.16  32.30  30.43  37.42
1992   27.83  26.50  25.17  23.85  22.52  21.19  19.86  18.54  17.21  21.20
1993    5.80   5.49   5.19   4.89   4.59   4.45   4.72   4.99   5.25   5.52
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

       Relief per $1,000 Base Policy Face Amount

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52      53     54     55
       ----------------------------------------------------------------------
1983    --     --     --     --     --     --     --      --      --     --
1984    --     --     --     --     --     --     --      --      --     --
1985    --     --     --     --     --     --     --      --      --     --
1986    --     --     --     --     --     --     --      --      --     --
1987    --     --     --     --     --     --     --      --      --     --
1988    --     --     --     --     --     --     --      --      --     --
1989    --     --     --     --     --     --     --      --      --     --
1990   51.97  59.70  67.43  75.16  82.89  90.62  98.35  106.08  100.27  94.45
1991   44.41  51.41  58.40  65.39  72.38  79.38  86.37   93.36   89.16  84.96
1992   25.20  29.19  33.18  37.18  41.17  45.16  49.16   53.15   50.02  46.89
1993    5.79   6.05   6.32   6.58   7.17   7.81   8.44    9.07    8.74   9.21
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21
1997    5.79   6.05   6.32   6.58   6.85   7.32   7.79    8.27    8.74   9.21

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

       Relief per $1,000 Base Policy Face Amount

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   88.64  82.82  77.01  71.20  65.38  59.57  53.75  47.94  62.51  77.09
1991   80.77  76.57  72.37  68.17  63.98  59.78  55.58  51.38  47.19  42.99
1992   43.76  40.63  37.50  34.37  31.24  28.11  24.98  21.85  28.98  36.10
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990   42.78  39.74  36.69  33.64  33.30  32.96  32.61  32.27  31.93  31.59  31.24
1991   38.13  35.89  33.65  31.41  31.04  30.68  30.31  29.94  29.57  29.21  28.84
1992   24.54  23.28  21.96  20.70  20.41  20.12  19.83  19.55  19.26  18.97  18.68
1993    6.33   5.92   5.50   5.08   4.96   4.84   4.71   4.59   4.47   4.35   4.22
1994    --     --     --     --     --     --     --     --     --     --     --
1995    3.58   3.57   3.56   3.55   3.54   3.53   3.52   3.52   3.51   3.50   3.49
1996    --     --     --     --     --     --     --     --     --     --     --
1997    5.54   5.33   5.11   4.89   4.67   4.46   4.24   4.02   3.80   3.59   3.37

UNIVERSAL LIFE INFORCE
PLAN FPLX90
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF


       Death Benefit Corridor as Percent of Policy Face Amount

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   30.90  30.93  30.95  30.98  31.01  31.03  31.06  31.08  31.11  30.36
1991   28.47  28.53  28.58  28.64  28.69  28.75  28.80  28.86  28.91  28.16
1992   18.39  18.46  18.52  18.59  18.65  18.72  18.78  18.85  18.91  18.31
1993    4.10   4.12   4.13   4.15   4.16   4.18   4.19   4.21   4.22   4.07
1994    --     --     --     --     --     --     --     --     --     --
1995    3.48   3.47   3.46   3.45   3.45   3.44   3.43   3.42   3.41   3.31
1996    --     --     --     --     --     --     --     --     --     --
1997    3.15   2.93   2.72   2.50   2.28   2.06   1.85   1.63   1.41   1.36

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF
DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   29.62  28.87  28.13  27.38  26.63  25.89  25.14  24.40  23.65  23.67
1991   27.41  26.65  25.90  25.15  24.40  23.65  22.89  22.14  21.39  21.43
1992   17.71  17.12  16.52  15.92  15.32  14.72  14.13  13.53  12.93  12.94
1993    3.91   3.76   3.61   3.46   3.33   3.15   3.00   2.84   2.69   2.68
1994    --     --     --     --     --     --     --     --     --     --
1995    3.20   3.10   2.99   2.89   2.78   2.68   2.57   2.47   2.36   2.30
1996    --     --     --     --     --     --     --     --     --     --
1997    1.32   1.27   1.22   1.18   1.13   1.08   1.03   0.99   0.94   0.91

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF
DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   23.68  23.70  23.71  23.73  23.74  23.76  23.77  23.79  22.97  22.16
1991   21.48  21.52  21.57  21.61  21.66  21.70  21.75  21.79  21.43  21.07
1992   12.96  12.97  12.99  13.00  13.02  13.03  13.05  13.06  12.48  11.90
1993    2.67   2.65   2.64   2.63   2.62   2.60   2.59   2.58   2.46   2.34
1994    --     --     --     --     --     --     --     --     --     --
1995    2.23   2.17   2.11   2.04   1.98   1.92   1.85   1.79   1.73   1.68
1996    --     --     --     --     --     --     --     --     --     --
1997    0.89   0.86   0.83   0.81   0.78   0.75   0.73   0.70   0.67   0.65

UNIVERSAL LIFE INFORCE
PLAN FPLX90

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT


       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   21.34  20.53  19.71  18.90  18.08  17.27  16.45  16.42  16.40  16.37
1991   20.71  20.35  19.99  19.62  19.26  18.90  18.54  18.18  18.17  18.15
1992   11.31  10.73  10.15   9.57   8.98   8.40   7.82   7.81   7.80   7.78
1993    2.22   2.10   1.98   1.86   1.74   1.62   1.50   1.38   1.26   1.14
1994    --     --     --     --     --     --     --     --     --     --
1995    1.62   1.56   1.51   1.45   1.39   1.34   1.28   1.22   1.17   1.11
1996    --     --     --     --     --     --     --     --     --     --
1997    0.62   0.59   0.57   0.54   0.51   0.49   0.46   0.43   0.41   0.38

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21      22    23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --     --
1992  26.49  29.03  31.57  34.10  36.64  38.73  40.82  42.91  45.00  47.09  49.18
1993   7.50   8.25   9.00   9.75  10.50  10.90  11.33  11.77  12.20  12.64  13.07
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   9.14  10.08  11.02  11.97  12.91  12.94  12.97  13.00  13.03  13.06  13.09
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997  32.95  29.09  25.23  21.37  21.15  20.93  20.71  20.50  20.28  20.06  19.84

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF
RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   47.84  46.51  45.17  43.83  42.50  41.16  39.82  38.49  37.15  36.75
1993   12.54  12.02  11.49  10.97  10.44   9.92   9.39   8.87   8.36   8.18
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   12.65  12.21  11.78  11.34  10.90  10.46  10.03   9.59   9.15   8.95
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   24.81  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF
RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   36.34  35.94  35.53  35.13  34.72  34.32  33.91  33.51  33.65  33.78
1993    7.99   7.81   7.63   7.44   7.26   7.08   6.89   6.71   6.70   6.69
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    8.76   8.56   8.36   8.17   7.97   7.77   7.59   7.40   7.49   7.58
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.00  30.20

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

                       RELIEF AS PERCENT OF ACCOUNT VALUE
       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   33.92  34.05  34.19  34.32  34.46  34.59  34.73  31.46  28.19  24.91
1993    6.68   6.67   6.65   6.64   6.63   6.62   6.61   6.11   5.61   5.11
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    7.67   7.76   7.85   7.94   8.03   8.12   8.21   7.72   7.23   6.74
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.14   0.27   0.41
1997   26.97  23.73  20.49  17.25  14.02  10.78   7.55  10.04  12.54  15.03

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60    61      62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   21.64  20.17  18.70  17.23  15.75  14.28  12.81  11.34  11.34  11.34
1993    4.61   4.95   5.30   5.64   5.98   6.33   6.67   7.01   7.36   7.70
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    6.25   5.76   5.26   4.77   4.28   3.79   3.30   2.81   3.06   3.30
1996    0.54   0.68   0.81   0.95   1.08   1.22   1.35   1.49   1.62   1.76
1997   17.52  15.97  14.42  12.87  11.32   9.77   8.22   6.67   6.04   5.41

Universal Life Inforce
Plan FPLX92

Accelerated Payment Claims - Score 3 Relief

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------------------------------------------
YEAR   0-15        16         17        18        19        20        21        22         23         24         25
       ---------------------------------------------------------------------------------------------------------------

1983      _         _          _         _         _         _         _         _          _          _          _
1984      _         _          _         _         _         _         _         _          _          _          _
1985      _         _          _         _         _         _         _         _          _          _          _
1986      _         _          _         _         _         _         _         _          _          _          _
1987      _         _          _         _         _         _         _         _          _          _          _
1988      _         _          _         _         _         _         _         _          _          _          _
1989      _         _          _         _         _         _         _         _          _          _          _
1990      _         _          _         _         _         _         _         _          _          _          _
1991      _         _          _         _         _         _         _         _          _          _          _
1992  10.05     11.06      12.07     13.07     14.08     15.08     16.08     17.08      18.08      19.08      20.08
1993   2.19      2.41       2.63      2.84      3.06      3.27      3.49      3.70       3.91       4.13       4.34
1994   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1995   1.90      1.95       2.12      2.30      2.47      2.64      2.80      2.97       3.13       3.30       3.46
1996   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30
1997   1.90      1.90       1.90      1.90      1.90      1.90      1.98      2.06       2.14       2.22       2.30

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30    31      32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   19.55  19.03  18.50  17.97  17.45  16.92  16.39  15.87  15.34  15.83
1993    4.20   4.06   3.92   3.78   3.65   3.51   3.37   3.23   3.29   3.44
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    3.35   3.23   3.12   3.00   2.89   2.84   2.99   3.14   3.29   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40    41      42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   16.32  16.81  17.30  17.79  18.28  18.77  19.26  19.75  22.02  24.28
1993    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

UNIVERSAL LIFE FORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



       Relief per $1,000 Base Policy Face Amount

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   26.55  28.81  31.08  33.34  35.61  37.87  40.14  36.74  33.35  29.95
1993    5.79   6.05   6.32   6.58   6.91   7.34   7.79   8.27   8.74   9.21
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21

UNIVERSAL LIFE FORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   26.55  30.57  34.59  38.61  42.63  46.65  50.67  54.68  58.70  62.72
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

UNIVERSAL LIFE INFORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF


       Death Benefit Corridor as Percent of Policy Face Amount

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --     --
1992   17.29  18.27  19.24  20.22  21.20  21.18  21.15  21.13  21.10  21.03  21.05
1993    4.09   4.30   4.51   4.73   4.94   4.92   4.90   4.89   4.87   4.85   4.83
1994    --     --     --     --     --     --     --     --     --     --     --
1995    3.95   4.11   4.26   4.42   4.57   4.54   4.50   4.47   4.43   4.40   4.36
1996    --     --     --     --     --     --     --     --     --     --     --
1997    1.52   1.59   1.65   1.72   1.78   1.78   1.78   1.78   1.78   1.78   1.78

UNIVERSAL LIFE FORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



       Death Benefit Corridor as Percent of Policy Face Amount

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   20.50  19.95  19.41  18.86  18.31  17.76  17.22  16.67  16.12  15.84
1993    4.68   4.53   4.38   4.23   4.09   3.94   3.79   3.64   3.49   3.42
1994    --     --     --     --     --     --     --     --     --     --
1995    4.22   4.08   3.95   3.81   3.67   3.53   3.40   3.26   3.12   3.05
1996    --     --     --     --     --     --     --     --     --     --
1997    1.72   1.67   1.61   1.55   1.50   1.44   1.38   1.33   1.27   1.25

UNIVERSAL LIFE FORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   15.57  15.29  15.02  14.74  14.47  14.19  13.92  13.64  13.50  13.35
1993    3.35   3.28   3.21   3.15   3.08   3.01   2.94   2.87   2.83   2.80
1994    --     --     --     --     --     --     --     --     --     --
1995    2.99   2.92   2.86   2.79   2.73   2.66   2.60   2.53   2.50   2.46
1996    --     --     --     --     --     --     --     --     --     --
1997    1.22   1.20   1.17   1.15   1.12   1.10   1.07   1.05   1.04   1.03

UNIVERSAL LIFE FORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



       Death Benefit Corridor as Percent of Policy Face Amount

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   13.21  13.07  12.92  12.78  12.64  12.49  12.35  11.79  11.23  10.67
1993    2.76   2.72   2.69   2.65   2.61   2.58   2.54   2.42   2.31   2.19
1994    --     --     --     --     --     --     --     --     --     --
1995    2.43   2.40   2.36   2.33   2.30   2.26   2.23   2.13   2.02   1.92
1996    --     --     --     --     --     --     --     --     --     --
1997    1.02   1.01   1.01   1.00   0.99   0.98   0.97   0.91   0.85   0.78

UNIVERSAL LIFE FORCE
PLAN FPLX92

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



       Death Benefit Corridor as Percent of Policy Face Amount

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   10.11   9.78   9.44   9.11   8.77   8.44   8.10   7.77   8.01   8.25
1993    2.07   2.05   2.04   2.02   2.00   1.99   1.97   1.95   1.93   1.92
1994    --     --     --     --     --     --     --     --     --     --
1995    1.81   1.73   1.66   1.58   1.50   1.42   1.35   1.27   1.32   1.38
1996    --     --     --     --     --     --     --     --     --     --
1997    0.72   0.69   0.65   0.62   0.59   0.56   0.52   0.49   0.77   1.05

UNIVERSAL LIFE FORCE
PLANS: METI84, METS84, RTPI84, TRPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984   65.30  66.46  67.63  68.80  69.97  71.13  72.30  73.47  74.64  75.80  76.97
1985   71.71  73.58  75.46  77.33  79.21  81.08  82.96  84.83  86.71  88.58  90.46
1986   45.59  46.51  47.42  48.33  49.24  50.15  51.06  51.98  52.89  53.80  54.71
1987   37.68  38.33  38.98  39.62  40.27  40.92  41.56  42.21  42.86  43.50  44.15
1988   44.08  44.57  45.06  45.55  46.04  46.53  47.01  47.50  47.99  48.48  48.97
1989   51.12  51.93  52.75  53.56  54.38  55.19  56.00  56.82  57.63  58.45  59.26
1990   49.94  49.56  49.17  48.78  48.40  48.01  47.62  47.24  46.85  46.47  46.08
1991   49.12  49.97  50.81  51.66  52.50  53.35  54.20  55.04  55.89  56.73  57.58
1992   45.36  45.64  45.93  46.21  46.50  46.78  47.07  47.35  47.64  47.92  48.21
1993   18.48  18.65  18.81  18.98  19.14  19.31  19.47  19.64  19.80  19.97  20.13
1994    4.70   4.69   4.68   4.66   4.65   4.64   4.63   4.62   4.61   4.60   4.59
1995   13.15  13.19  13.22  13.26  13.30  13.33  13.37  13.41  13.45  13.48  13.52
1996    3.84   3.83   3.81   3.80   3.78   3.77   3.75   3.74   3.72   3.71   3.69
1997   13.15  13.19  13.22  13.26  13.30  13.33  13.37  13.41  13.45  13.48  13.52

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   76.12  75.27  74.41  73.56  72.71  71.86  71.00  70.15  69.30  67.50
1985   88.11  85.76  83.41  81.06  78.72  76.37  74.02  71.67  69.32  67.54
1986   53.86  53.01  52.17  51.32  50.47  49.62  48.78  47.93  47.08  45.88
1987   43.49  42.83  42.17  41.51  40.84  40.18  39.52  38.86  38.20  37.38
1988   48.90  48.84  48.77  48.70  48.64  48.57  48.50  48.44  48.37  47.31
1989   60.41  61.56  62.71  63.86  65.02  66.17  67.32  68.47  69.62  68.68
1990   46.07  46.06  46.05  46.04  46.03  46.02  46.01  46.00  45.99  45.02
1991   58.42  59.26  60.11  60.95  61.79  62.63  63.48  64.32  65.16  64.58
1992   48.41  48.62  48.82  49.03  49.23  49.44  49.64  49.85  50.05  49.33
1993   19.97  19.81  19.65  19.49  19.33  19.17  19.01  18.85  18.69  18.20
1994    4.49   4.39   4.29   4.19   4.10   4.00   3.90   3.80   3.70   3.59
1995   13.38  13.23  13.09  12.95  12.80  12.66  12.52  12.37  12.23  11.90
1996    3.67   3.65   3.63   3.61   3.58   3.56   3.54   3.52   3.50   3.38
1997   13.38  13.23  13.09  12.95  12.80  12.66  12.52  12.37  12.23  11.90

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   65.69  63.89  62.08  60.28  58.47  56.67  54.86  53.06  51.25  50.67
1985   65.76  63.98  62.20  60.42  58.63  56.85  55.07  53.29  51.51  50.29
1986   44.68  43.48  42.28  41.08  39.87  38.67  37.47  36.27  35.07  34.29
1987   36.55  35.73  34.90  34.08  33.26  32.43  31.61  30.78  29.96  29.09
1988   46.25  45.19  44.13  43.07  42.00  40.94  39.88  38.82  37.76  36.84
1989   67.74  66.81  65.87  64.93  63.99  63.05  62.12  61.18  60.24  59.22
1990   44.06  43.09  42.13  41.16  40.19  39.23  38.26  37.30  36.33  35.00
1991   64.01  63.43  62.85  62.28  61.70  61.12  60.54  59.97  59.39  57.65
1992   48.61  47.89  47.17  46.45  45.72  45.00  44.28  43.56  42.84  41.57
1993   17.70  17.21  16.72  16.23  15.73  15.24  14.75  14.25  13.76  13.23
1994    3.48   3.37   3.26   3.15   3.03   2.92   2.81   2.70   2.59   2.49
1995   11.57  11.25  10.92  10.59  10.26   9.94   9.61   9.29   8.96   8.60
1996    3.26   3.14   3.02   2.90   2.78   2.66   2.54   2.42   2.30   2.17
1997   11.57  11.25  10.92  10.59  10.26   9.94   9.61   9.29   8.96   8.60

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   50.08  49.50  48.92  48.33  47.75  47.17  46.58  46.00  42.36  38.72
1985   49.07  47.86  46.64  45.42  44.20  42.99  41.77  40.55  37.92  35.28
1986   33.51  32.74  31.96  31.18  30.40  29.63  28.85  28.07  27.26  26.46
1987   28.23  27.36  26.49  25.63  24.76  23.89  23.03  22.16  21.68  21.20
1988   35.93  35.01  34.10  33.18  32.27  31.35  30.44  29.52  29.76  30.00
1989   58.19  57.17  56.15  55.12  54.10  53.08  52.05  51.03  49.91  48.79
1990   33.68  32.35  31.02  29.70  28.37  27.04  25.72  24.39  23.87  23.36
1991   55.91  54.18  52.44  50.70  48.96  47.23  45.49  43.75  41.07  38.38
1992   40.29  39.02  37.74  36.47  35.19  33.92  32.64  31.37  30.40  29.42
1993   12.70  12.17  11.64  11.12  10.59  10.06   9.53   9.00   8.43   7.85
1994    2.39   2.29   2.19   2.08   1.98   1.88   1.78   1.68   1.59   1.49
1995    8.24   7.89   7.54   7.18   6.83   6.48   6.12   5.77   5.49   5.22
1996    2.04   1.91   1.78   1.65   1.52   1.39   1.26   1.13   1.07   1.01
1997    8.24   7.89   7.54   7.18   6.83   6.48   6.12   5.77   5.49   5.22

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS--SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984  35.08  31.44  27.80  24.16  20.52  21.62  22.72  23.82  24.92  26.02
1985  32.65  30.01  27.38  24.74  22.11  27.33  32.54  37.76  42.98  48.19
1986  25.65  24.84  24.03  23.23  22.42  22.71  22.99  23.28  23.57  23.85
1987  20.72  20.23  19.75  19.27  18.79  18.31  17.83  17.35  16.86  16.38
1988  30.23  30.47  30.71  30.95  31.18  31.42  31.66  31.90  32.14  32.37
1989  47.67  46.56  45.44  44.32  43.20  43.58  43.95  44.33  44.71  45.08
1990  22.84  22.32  21.80  21.29  20.77  20.49  20.22  19.94  19.66  19.39
1991  35.70  33.01  30.33  27.64  24.96  28.71  32.47  36.22  39.97  43.73
1992  28.45  27.64  27.38  27.12  26.86  26.60  26.34  26.08  25.81  25.55
1993   7.28   6.71   6.14   5.56   4.99   4.89   4.80   4.70   4.60   4.51
1994   1.40   1.30   1.21   1.11   1.02   0.99   0.96   0.93   0.90   0.87
1995   4.94   4.66   4.38   4.11   3.83   3.68   3.53   3.38   3.23   3.08
1996   0.95   0.90   0.84   0.78   0.72   0.66   0.60   0.54   0.49   0.43
1997   4.94   4.66   4.38   4.11   3.83   3.68   3.53   3.38   3.23   3.08


UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS--SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984  39.87  42.03  44.19  46.35  48.51  50.67  52.83  54.98  57.14  59.30  61.46
1985  37.56  39.60  41.64  43.67  45.71  47.75  49.78  51.82  53.86  55.89  57.93
1986  29.12  30.73  32.33  33.94  35.54  37.15  38.76  40.36  41.97  43.57  45.18
1987  25.22  26.55  27.88  29.21  30.54  31.87  33.20  34.53  35.86  37.19  38.52
1988  25.98  27.25  28.52  29.79  31.06  32.33  33.60  34.87  36.14  37.41  38.68
1989  25.61  26.83  28.05  29.28  30.50  31.72  32.94  34.16  35.39  36.61  37.83
1990  21.80  22.66  23.51  24.36  25.21  26.07  26.92  27.77  28.62  29.48  30.33
1991  20.68  21.64  22.60  23.57  24.53  25.49  26.45  27.41  28.37  29.33  30.29
1992  17.47  18.20  18.93  19.65  20.38  21.11  21.84  22.57  23.29  24.02  24.75
1993   5.23   5.46   5.69   5.93   6.16   6.39   6.62   6.85   7.08   7.31   7.54
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995   2.52   2.61   2.70   2.80   2.89   2.98   3.08   3.17   3.26   3.36   3.45
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30


UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS--SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984  64.82  68.18  71.53  74.89  78.25  81.61  84.96  88.32  91.68  93.56
1985  60.60  63.28  65.95  68.62  71.30  73.97  76.64  79.32  81.99  84.09
1986  47.13  49.09  51.04  53.00  54.95  56.91  58.86  60.82  62.77  63.81
1987  39.84  41.16  42.47  43.79  45.11  46.43  47.74  49.06  50.38  51.16
1988  40.30  41.92  43.54  45.16  46.77  48.39  50.01  51.63  53.25  54.36
1989  39.69  41.54  43.40  45.26  47.11  48.97  50.83  52.68  54.54  56.17
1990  31.57  32.81  34.05  35.29  36.54  37.78  39.02  40.26  41.50  42.31
1991  31.66  33.03  34.40  35.77  37.14  38.51  39.88  41.25  42.62  43.80
1992  25.93  27.12  28.30  29.49  30.67  31.86  33.04  34.23  35.41  36.28
1993   7.72   7.90   8.09   8.27   8.45   8.63   8.82   9.00   9.18   9.28
1994   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995   3.53   3.62   3.70   3.78   3.87   3.95   4.03   4.12   4.20   4.21
1996   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44


UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS--SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984  95.43  97.31  99.18 101.06 102.94 104.81 106.69 108.56 110.44 111.09
1985  86.18  88.28  90.38  92.48  94.57  96.67  98.77 100.86 102.96 103.70
1986  64.85  65.89  66.93  67.97  69.01  70.05  71.09  72.13  73.17  73.75
1987  51.94  52.73  53.51  54.29  55.07  55.85  56.64  57.42  58.20  58.18
1988  55.46  56.57  57.68  58.79  59.89  61.00  62.11  63.21  64.32  64.37
1989  57.79  59.42  61.04  62.67  64.29  65.92  67.54  69.17  70.79  70.86
1990  43.12  43.92  44.73  45.54  46.35  47.16  47.96  48.77  49.58  48.93
1991  44.99  46.17  47.35  48.54  49.72  50.90  52.08  53.27  54.45  54.11
1992  37.14  38.01  38.87  39.74  40.61  41.47  42.34  43.20  44.07  43.74
1993   9.38   9.48   9.58   9.69   9.79   9.89   9.99  10.09  10.19  10.08
1994   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995   4.22   4.24   4.25   4.26   4.27   4.45   4.72   4.99   5.25   5.52
1996   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
--------------------------------------------------------------------------------
ISSUE
YEAR    46      47      48      49      50    51      52     53      54     55

--------------------------------------------------------------------------------
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984  111.73  112.38  113.03  113.67 114.32 114.97  115.61 116.26  108.44 100.62
1985  104.45  105.19  105.94  106.68 107.43 108.17  108.92 109.66  104.06  98.46
1986   74.34   74.92   75.50   76.09  76.67  77.25   77.84  78.42   77.47  76.53
1987   58.15   58.13   58.11   58.08  58.06  58.04   58.01  57.99   57.28  56.57
1988   64.41   64.46   64.51   64.55  64.60  64.65   64.69  64.74   65.24  65.73
1989   70.93   71.00   71.07   71.13  71.20  71.27   71.34  71.41   70.17  68.92
1990   48.27   47.62   46.97   46.31  45.66  45.01   44.35  43.70   43.96  44.22
1991   53.78   53.44   53.10   52.77  52.43  52.09   51.76  51.42   49.61  47.79
1992   43.41   43.07   42.74   42.41  42.08  41.74   41.41  41.08   41.06  41.04
1993    9.97    9.85    9.74    9.63   9.52   9.40    9.29   9.18    8.93   9.21
1994    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1995    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1995    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1997    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
--------------------------------------------------------------------------------
ISSUE
YEAR    56      57      58      59      60    61      62     63      64     65+

--------------------------------------------------------------------------------
1983   ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984   92.80   84.97   77.15   69.33  61.51  69.78   78.04  86.31   94.58 102.84
1985   92.86   87.26   81.66   76.06  70.46  86.37  102.27 118.18  134.09 149.99
1986   75.58   74.63   73.68   72.74  71.79  73.04   74.29  75.54   76.79  78.04
1987   55.86   55.16   54.45   53.74  53.03  55.43   57.83  60.23   62.63  65.03
1988   66.23   66.73   67.22   67.72  68.22  68.71   69.21  69.71   70.20  70.70
1989   67.68   66.44   65.20   63.95  62.71  64.51   66.30  68.10   69.90  71.69
1990   44.48   44.74   44.99   45.25  45.51  45.77   46.03  46.29   46.55  46.81
1991   45.98   44.16   42.35   40.53  38.72  43.57   48.43  53.28   58.13  62.99
1992   41.02   41.00   40.98   40.96  40.94  40.92   40.90  40.88   40.86  40.84
1993    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1994    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1995    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1996    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1997    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                ISSUE AGE
---------------------------------------------------------------------------------------
ISSUE
YEAR   0-15     16      17      18      19    20      21     22      23     24     25

---------------------------------------------------------------------------------------
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1984   35.69   35.86   36.03   36.19  36.36  36.53   36.70  36.87   37.03  37.20  37.37
1985   35.29   35.47   35.64   35.82  35.99  36.17   36.35  36.52   36.70  36.87  37.05
1986   30.74   30.88   31.02   31.16  31.30  31.44   31.58  31.71   31.85  31.99  32.13
1987   27.98   28.02   28.06   28.09  28.13  28.17   28.20  28.24   28.28  28.31  28.35
1988   29.37   29.40   29.42   29.44  29.46  29.49   29.51  29.53   29.55  29.58  29.60
1989   30.02   30.00   29.97   29.95  29.93  29.91   29.89  29.87   29.84  29.82  29.80
1990   27.96   27.92   27.87   27.83  27.78  27.74   27.70  27.65   27.61  27.56  27.52
1991   27.87   27.86   27.85   27.85  27.84  27.83   27.82  27.81   27.80  27.79  27.78
1992   24.74   24.67   24.60   24.53  24.47  24.40   24.33  24.26   24.20  24.13  24.06
1993    7.91    7.88    7.85    7.82   7.79   7.76    7.72   7.69    7.66   7.63   7.60
1994    1.70    1.68    1.65    1.63   1.61   1.59    1.57   1.55    1.52   1.50   1.48
1995    4.14    4.10    4.06    4.02   3.98   3.94    3.89   3.85    3.81   3.77   3.73
1995    0.76    0.75    0.73    0.72   0.71   0.70    0.69   0.68    0.66   0.65   0.64
1997    2.87    2.84    2.81    2.77   2.74   2.70    2.67   2.63    2.60   2.56   2.53

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                ISSUE AGE
--------------------------------------------------------------------------------
ISSUE
YEAR    26      27      28      29      30    31      32     33      34     35

--------------------------------------------------------------------------------
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984   37.25   37.13   37.01   36.89  36.76  36.64   36.52  36.40   36.28  35.87
1985   36.88   36.71   36.54   36.37  36.20  36.03   35.86  35.69   35.52  35.15
1986   31.89   31.66   31.42   31.19  30.95  30.72   30.48  30.25   30.01  29.56
1987   28.05   27.75   27.44   27.14  26.84  26.54   26.23  25.93   25.63  25.22
1988   29.34   29.08   28.82   28.56  28.29  28.03   27.77  27.51   27.25  26.84
1989   29.59   29.37   29.16   28.95  28.73  28.52   28.31  28.09   27.88  27.51
1990   27.27   27.02   26.78   26.53  26.28  26.03   25.79  25.54   25.29  24.91
1991   27.55   27.31   27.08   26.84  26.61  26.37   26.14  25.90   25.67  25.31
1992   23.86   23.66   23.46   23.26  23.05  22.85   22.65  22.45   22.25  21.90
1993    7.46    7.33    7.19    7.06   6.92   6.79    6.65   6.52    6.38   6.23
1994    1.45    1.42    1.39    1.36   1.32   1.29    1.26   1.23    1.20   1.17
1995    3.66    3.59    3.52    3.45   3.38   3.31    3.24   3.17    3.10   3.02
1995    0.63    0.61    0.60    0.58   0.57   0.55    0.54   0.52    0.51   0.50
1997    2.49    2.45    2.40    2.36   2.32   2.28    2.23   2.19    2.15   2.10

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------

1983    --     --     --     --     --     --     --     --     --     --
1984   35.45  35.04  34.63  34.22  33.80  33.39  32.98  32.56  32.15  31.65
1985   34.78  34.41  34.04  33.67  33.30  32.93  32.56  32.19  31.82  31.35
1986   29.12  28.67  28.22  27.78  27.33  26.88  26.43  25.99  25.54  25.09
1987   24.80  24.39  23.97  23.56  23.14  22.73  22.31  21.90  21.48  21.04
1988   26.42  26.01  25.60  25.19  24.77  24.36  23.95  23.53  23.12  22.67
1989   27.15  26.78  26.41  26.05  25.68  25.31  24.94  24.58  24.21  23.73
1990   24.52  24.14  23.75  23.37  22.99  22.60  22.22  21.83  21.45  20.99
1991   24.95  24.60  24.24  23.88  23.52  23.16  22.81  22.45  22.09  21.60
1992   21.55  21.20  20.85  20.51  20.16  19.81  19.46  19.11  18.76  18.33
1993    6.08   5.93   5.78   5.63   5.47   5.32   5.17   5.02   4.87   4.72
1994    1.14   1.11   1.08   1.05   1.01   0.98   0.95   0.92   0.89   0.86
1995    2.94   2.85   2.77   2.69   2.61   2.53   2.44   2.36   2.28   2.20
1996    0.48   0.47   0.45   0.44   0.42   0.41   0.39   0.38   0.36   0.35
1997    2.04   1.99   1.93   1.88   1.83   1.77   1.72   1.66   1.61   1.55

UNIVERSAL LIFE INFORCE

PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------

1983    --     --     --     --     --     --     --     --     --     --
1984   31.16  30.66  30.16  29.67  29.17  28.67  28.18  27.68  31.39  35.11
1985   30.87  30.40  29.92  29.45  28.97  28.50  28.02  27.55  29.48  31.41
1986   24.64  24.19  23.74  23.28  22.83  22.38  21.93  21.48  21.01  20.54
1987   20.60  20.15  19.71  19.27  18.83  18.38  17.94  17.50  17.09  16.68
1988   22.21  21.76  21.30  20.85  20.39  19.94  19.48  19.03  18.68  18.33
1989   23.25  22.77  22.29  21.81  21.33  20.85  20.37  19.89  19.43  18.97
1990   20.53  20.06  19.60  19.14  18.68  18.21  17.75  17.29  16.99  16.68
1991   21.11  20.62  20.13  19.63  19.14  18.65  18.16  17.67  17.18  16.70
1992   17.90  17.47  17.04  16.61  16.18  15.75  15.32  14.89  14.63  14.38
1993    4.58   4.43   4.29   4.14   4.00   3.85   3.71   3.56   3.43   3.31
1994    0.83   0.80   0.77   0.73   0.70   0.67   0.64   0.61   0.58   0.56
1995    2.13   2.05   1.98   1.90   1.83   1.75   1.68   1.60   1.53   1.46
1996    0.34   0.32   0.31   0.30   0.29   0.27   0.26   0.25   0.24   0.23
1997    1.49   1.43   1.37   1.30   1.24   1.18   1.12   1.06   1.02   0.97

UNIVERSAL LIFE INFORCE

PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF



DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65+
       ------------------------------------------------------------------

1983    --     --     --     --     --     --     --     --     --     --
1984   38.82  42.53  46.25  49.96  53.67  57.39  61.10  64.81  68.53  72.24
1985   33.34  35.27  37.21  39.14  41.07  43.00  44.93  46.86  48.79  50.72
1986   20.07  19.61  19.14  18.67  18.20  17.93  17.66  17.39  17.12  16.85
1987   16.27  15.87  15.46  15.05  14.64  14.48  14.31  14.15  13.99  13.82
1988   17.98  17.64  17.29  16.94  16.59  16.24  15.89  15.54  15.20  14.85
1989   18.51  18.06  17.60  17.14  16.68  16.48  16.27  16.07  15.87  15.66
1990   16.38  16.08  15.78  15.47  15.17  14.87  14.56  14.26  13.96  13.66
1991   16.21  15.72  15.23  14.75  14.26  14.27  14.29  14.30  14.31  14.33
1992   14.12  13.87  13.61  13.36  13.10  12.84  12.59  12.33  12.08  11.82
1993    3.18   3.05   2.92   2.80   2.67   2.54   2.42   2.29   2.16   2.03
1994    0.53   0.50   0.47   0.45   0.42   0.39   0.37   0.34   0.31   0.28
1995    1.39   1.32   1.25   1.18   1.11   1.07   1.03   0.99   0.95   0.91
1996    0.22   0.21   0.20   0.19   0.18   0.17   0.16   0.15   0.14   0.13
1997    0.93   0.89   0.85   0.80   0.76   0.72   0.67   0.63   0.59   0.55

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985   10.17  10.02   9.88   9.73   9.59   9.44   9.30   9.15   9.01   8.86   8.72
1986    6.57   6.46   6.36   6.25   6.14   6.03   5.92   5.81   5.71   5.60   5.49
1987    5.94   5.97   6.01   6.04   6.07   6.11   6.14   6.17   6.20   6.24   6.27
1988    5.22   5.46   5.71   5.95   6.19   6.43   6.68   6.92   7.16   7.40   7.65
1989    6.66   6.69   6.72   6.75   6.78   6.81   6.84   6.87   6.90   6.93   6.96
1990    6.03   6.15   6.26   6.38   6.49   6.61   6.73   6.84   6.96   7.08   7.19
1991    7.36   7.34   7.32   7.29   7.27   7.25   7.23   7.21   7.19   7.16   7.14
1992    4.78   4.87   4.96   5.04   5.13   5.22   5.31   5.40   5.49   5.57   5.66
1993    3.90   3.97   4.04   4.11   4.18   4.25   4.31   4.38   4.45   4.52   4.47
1994    --     --     --     --     --     --     --     --     --     --       --
1995    --     --     --     --     --     --     --     --     --     --       --
1996    --     --     --     --     --     --     --     --     --     --       --
1997    --     --     --     --     --     --     --     --     --     --       --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    8.57   8.43   8.28   8.41   8.54   8.67   8.80   8.93   9.06   9.19
1986    5.38   5.36   5.35   5.33   5.31   5.29   5.28   5.26   5.24   5.22
1987    6.30   6.34   6.37   6.40   6.43   6.45   6.48   6.51   6.54   6.56
1988    7.89   8.13   8.11   8.08   8.06   8.04   8.02   7.99   7.97   7.95
1989    6.99   7.02   7.05   7.13   7.22   7.30   7.39   7.47   7.56   7.64
1990    7.31   7.42   7.54   7.54   7.53   7.53   7.52   7.52   7.51   7.51
1991    7.12   7.09   7.07   7.04   7.01   6.98   6.96   6.93   6.90   6.87
1992    5.75   5.69   5.64   5.58   5.52   5.47   5.41   5.36   5.30   5.24
1993    4.52   4.47   4.43   4.39   4.34   4.30   4.25   4.21   4.16   4.12
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    9.32   9.45   9.35   9.26   9.16   9.06   8.97   8.87   8.77   8.68
1986    5.21   5.19   5.08   4.98   4.87   4.76   4.66   4.55   4.44   4.34
1987    6.59   6.62   6.60   6.58   6.55   6.53   6.51   6.49   6.46   6.44
1988    7.92   7.90   7.77   7.65   7.52   7.40   7.27   7.15   7.02   6.90
1989    7.73   7.81   7.72   7.63   7.54   7.45   7.36   7.27   7.18   7.09
1990    7.50   7.50   7.33   7.15   6.98   6.81   6.63   6.46   6.29   6.11
1991    6.85   6.82   6.78   6.75   6.71   6.68   6.64   6.61   6.57   6.54
1992    5.19   5.13   5.02   4.90   4.79   4.68   4.56   4.45   4.34   4.22
1993    4.08   4.03   3.94   3.85   3.76   3.68   3.59   3.50   3.41   3.32
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    8.58   8.46   8.34   8.23   8.11   7.99   7.87   7.75   7.64   7.52
1986    4.23   4.15   4.06   3.98   3.89   3.81   3.73   3.64   3.56   3.47
1987    6.42   6.25   6.09   5.92   5.76   5.59   5.42   5.26   5.09   4.93
1988    6.77   6.68   6.58   6.49   6.40   6.31   6.21   6.12   6.03   5.93
1989    7.00   6.90   6.80   6.69   6.59   6.49   6.39   6.29   6.18   6.08
1990    5.94   5.85   5.76   5.68   5.59   5.50   5.41   5.32   5.24   5.15
1991    6.50   6.50   6.51   6.51   6.52   6.52   6.53   6.53   6.54   6.54
1992    4.11   4.08   4.05   4.03   4.00   3.97   3.94   3.91   3.89   3.86
1993    3.23   3.21   3.19   3.16   3.14   3.12   3.10   3.08   3.05   3.03
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65+
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    7.40   7.31   7.22   7.13   7.04   6.95   6.86   6.77   6.68   6.59
1986    3.39   3.28   3.17   3.06   2.95   2.84   2.73   2.62   2.51   2.40
1987    4.76   4.64   4.51   4.39   4.27   4.14   4.02   3.90   3.77   3.65
1988    5.84   5.72   5.60   5.48   5.36   5.24   5.12   5.00   4.88   4.76
1989    5.98   5.87   5.76   5.65   5.54   5.42   5.31   5.20   5.09   4.98
1990    5.06   5.03   5.00   4.97   4.94   4.90   4.87   4.84   4.81   4.78
1991    6.55   6.55   6.46   6.38   6.29   6.21   6.12   6.03   5.95   5.86
1992    3.83   3.75   3.68   3.60   3.52   3.45   3.37   3.29   3.22   3.14
1993    3.01   2.95   2.89   2.83   2.77   2.71   2.65   2.59   2.53   2.47
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985   13.29  13.95  14.60  15.26  15.92  16.57  17.23  17.89  18.54  19.20  19.85
1986    7.22   7.61   7.99   8.38   8.77   9.16   9.55   9.94  10.32  10.71  11.10
1987    9.46   9.93  10.40  10.87  11.34  11.82  12.29  12.76  13.23  13.70  14.17
1988   11.31  11.94  12.57  13.20  13.83  14.45  15.08  15.71  16.34  16.97  17.60
1989    9.49   9.94  10.40  10.85  11.30  11.75  12.20  12.65  13.11  13.56  14.01
1990    8.02   8.43   8.84   9.24   9.65  10.06  10.47  10.87  11.28  11.69  12.09
1991    6.16   6.58   6.99   7.40   7.81   8.23   8.64   9.05   9.46   9.88  10.29
1992    5.06   5.32   5.58   5.85   6.11   6.37   6.63   6.90   7.16   7.42   7.69
1993    3.74   3.94   4.13   4.33   4.52   4.72   4.91   5.11   5.30   5.50   5.69
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                 ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   20.51  21.48  22.45  23.42  24.39  25.35  26.32  27.29  28.26  29.23
1986   11.49  11.93  12.37  12.81  13.25  13.70  14.14  14.58  15.02  15.46
1987   14.64  15.20  15.76  16.32  16.88  17.43  17.99  18.55  19.11  19.67
1988   18.23  18.95  19.67  20.39  21.11  21.83  22.55  23.27  23.99  24.71
1989   14.46  15.09  15.72  16.35  16.98  17.62  18.25  18.88  19.51  20.14
1990   12.50  13.10  13.71  14.31  14.92  15.52  16.13  16.73  17.34  17.94
1991   10.70  11.19  11.68  12.16  12.65  13.14  13.63  14.11  14.60  15.09
1992    7.95   8.23   8.51   8.80   9.08   9.36   9.64   9.93  10.21  10.49
1993    5.89   6.10   6.30   6.51   6.72   6.93   7.14   7.35   7.56   7.77
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   30.73  32.23  33.72  35.22  36.72  38.22  39.72  41.21  42.71  44.21
1986   15.93  16.40  16.87  17.34  17.82  18.29  18.76  19.23  19.70  20.17
1987   20.60  21.53  22.47  23.40  24.33  25.26  26.19  27.13  28.06  28.99
1988   25.53  26.35  27.17  27.99  28.82  29.64  30.46  31.28  32.10  32.92
1989   20.84  21.53  22.23  22.93  23.63  24.32  25.02  25.72  26.41  27.11
1990   18.45  18.96  19.47  19.98  20.49  21.00  21.51  22.02  22.53  23.04
1991   15.79  16.50  17.20  17.91  18.61  19.31  20.02  20.72  21.43  22.13
1992   10.77  11.05  11.33  11.61  11.90  12.18  12.46  12.74  13.02  13.30
1993    7.98   8.18   8.39   8.60   8.81   9.02   9.22   9.43   9.64   9.85
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLAN: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   45.38  46.54  47.71  48.87  50.04  51.21  52.37  53.54  54.70  55.87
1986   20.46  20.75  21.04  21.33  21.62  21.91  22.20  22.49  22.78  23.07
1987   29.29  29.60  29.90  30.21  30.51  30.81  31.12  31.42  31.73  32.03
1988   33.83  34.73  35.64  36.54  37.45  38.35  39.26  40.16  41.07  41.97
1989   27.87  28.64  29.40  30.16  30.93  31.69  32.45  33.21  33.98  34.74
1990   23.65  24.26  24.87  25.48  26.09  26.70  27.31  27.92  28.53  29.14
1991   23.14  24.15  25.16  26.17  27.18  28.19  29.20  30.21  31.22  32.23
1992   13.74  14.18  14.62  15.06  15.51  15.95  16.39  16.83  17.27  17.71
1993   10.17  10.50  10.83  11.15  11.48  11.81  12.13  12.46  12.79  13.11
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLAN: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   56.69  57.52  58.34  59.16  59.98  60.81  61.63  62.45  63.27  64.10
1986   22.93  22.79  22.64  22.50  22.36  22.22  22.07  21.93  21.79  21.65
1987   32.16  32.29  32.42  32.55  32.68  32.82  32.95  33.08  33.21  33.34
1988   42.44  42.92  43.39  43.86  44.33  44.81  45.28  45.75  46.22  46.70
1989   35.31  35.87  36.44  37.01  37.57  38.14  38.70  39.27  39.84  40.40
1990   29.96  30.78  31.60  32.42  33.24  34.07  34.89  35.71  36.53  37.35
1991   32.98  33.73  34.48  35.23  35.98  36.74  37.49  38.24  38.99  39.74
1992   17.86  18.02  18.17  18.32  18.48  18.63  18.79  18.94  19.09  19.25
1993   13.23  13.34  13.45  13.57  13.68  13.80  13.91  14.02  14.62  15.39
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF


DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24      25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985   32.33  32.16  31.99  31.83  31.66  31.49  31.32  31.16  30.99  30.82  30.63
1986   20.74  20.56  20.38  20.20  20.01  19.83  19.65  19.47  19.28  19.10  18.86
1987   24.41  24.36  24.31  24.27  24.22  24.17  24.12  24.07  24.02  23.97  23.72
1988   30.01  30.10  30.19  30.28  30.38  30.47  30.56  30.65  30.75  30.84  30.49
1989   27.33  27.17  27.01  26.86  26.70  26.54  26.38  26.22  26.06  25.90  25.77
1990   25.66  25.61  25.57  25.53  25.49  25.45  25.41  25.36  25.32  25.28  25.11
1991   24.78  24.56  24.35  24.13  23.91  23.70  23.48  23.26  23.05  22.83  22.66
1992   18.43  18.45  18.48  18.50  18.53  18.55  18.58  18.60  18.63  18.65  18.40
1993   16.52  16.54  16.56  16.59  16.61  16.63  16.65  16.67  16.70  16.72  16.49
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF


DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   30.45  30.26  30.07  29.89  29.70  29.52  29.33  29.14  28.96  28.77
1986   18.62  18.39  18.15  17.91  17.67  17.43  17.19  16.96  16.72  16.48
1987   23.46  23.21  22.96  22.70  22.45  22.19  21.94  21.69  21.43  21.18
1988   30.15  29.80  29.45  29.11  28.76  28.42  28.07  27.72  27.38  27.03
1989   25.64  25.51  25.38  25.25  25.13  25.00  24.87  24.74  24.61  24.48
1990   24.94  24.77  24.60  24.43  24.27  24.10  23.93  23.76  23.59  23.42
1991   22.49  22.32  22.15  21.98  21.80  21.63  21.46  21.29  21.12  20.95
1992   18.15  17.90  17.65  17.40  17.14  16.89  16.64  16.39  16.14  15.89
1993   16.27  16.04  15.82  15.59  15.37  15.14  14.92  14.69  14.47  14.24
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   28.67  28.58  28.48  28.39  28.29  28.20  28.10  28.01  27.91  27.44
1986   16.20  15.92  15.64  15.36  15.09  14.81  14.53  14.25  13.97  13.62
1987   20.95  20.73  20.50  20.27  20.05  19.82  19.59  19.37  19.14  18.72
1988   26.76  26.49  26.21  25.94  25.67  25.40  25.12  24.85  24.58  24.20
1989   24.16  23.83  23.51  23.19  22.86  22.54  22.22  21.89  21.57  21.23
1990   23.03  22.64  22.25  21.86  21.46  21.07  20.68  20.29  19.90  19.58
1991   20.84  20.73  20.62  20.51  20.40  20.29  20.18  20.07  19.96  19.84
1992   15.53  15.17  14.81  14.45  14.08  13.72  13.36  13.00  12.64  12.46
1993   13.92  13.60  13.27  12.95  12.62  12.30  11.98  11.65  11.33  11.17
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    46    47     48     49     50     51     52     53     54     55
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   26.97  26.50  26.03  25.57  25.10  24.63  24.16  23.69  23.22  22.78
1986   13.28  12.93  12.59  12.24  11.89  11.55  11.20  10.86  10.51  10.17
1987   18.31  17.89  17.48  17.06  16.64  16.23  15.81  15.40  14.98  14.59
1988   23.81  23.43  23.05  22.67  22.28  21.90  21.52  21.13  20.75  20.32
1989   20.90  20.56  20.22  19.89  19.55  19.21  18.87  18.54  18.20  17.88
1990   19.25  18.93  18.61  18.29  17.96  17.64  17.32  16.99  16.67  16.42
1991   19.71  19.59  19.46  19.34  19.21  19.09  18.96  18.84  18.71  18.37
1992   12.29  12.11  11.94  11.76  11.58  11.41  11.23  11.06  10.88  10.64
1993   11.01  10.86  10.70  10.54  10.38  10.23  10.07   9.91   9.75   9.53
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

DEATH BENEFIT CORRIDOR AS PERCENT OF POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65+
       ------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   22.34  21.90  21.46  21.01  20.57  20.13  19.69  19.25  18.81  18.37
1986    9.82   9.48   9.14   8.79   8.45   8.11   7.76   7.42   7.08   6.73
1987   14.20  13.81  13.42  13.03  12.64  12.25  11.86  11.47  11.08  10.69
1988   19.88  19.45  19.02  18.58  18.15  17.72  17.28  16.85  16.42  15.98
1989   17.56  17.24  16.92  16.61  16.29  15.97  15.65  15.33  15.01  14.69
1990   16.18  15.93  15.68  15.44  15.19  14.94  14.70  14.45  14.20  13.96
1991   18.04  17.70  17.37  17.03  16.70  16.36  16.03  15.69  15.35  15.02
1992   10.39  10.15   9.90   9.66   9.41   9.17   8.92   8.68   8.44   8.19
1993    9.31   9.10   8.88   8.66   8.44   8.22   8.00   7.78   7.56   7.34
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1982    3.90   3.64   3.38   3.12   2.86   2.60   2.34   2.08   2.14   2.22   2.30
1983    5.55   5.18   4.81   4.44   4.07   3.70   3.33   2.96   2.59   2.22   2.30
1984   37.40  37.58  37.76  37.94  38.12  38.30  38.48  38.66  38.84  39.02  39.20
1985   14.75  15.34  15.93  16.52  17.11  17.70  18.29  18.88  19.47  20.06  20.65
1986   19.80  20.68  21.56  22.44  23.32  24.20  25.08  25.96  26.84  27.72  28.60
1987   12.38  12.56  12.75  12.93  13.12  13.30  13.49  13.67  13.86  14.04  14.23
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --     --
1992    --     --     --     --     --     --     --     --     --     --     --
1993    --     --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1982    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1983    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1984   39.38  39.56  39.74  39.92  40.10  39.81  39.52  39.23  38.94  38.65
1985   21.24  21.83  22.42  23.01  23.60  24.18  24.76  25.34  25.92  26.50
1986   29.48  30.36  31.24  32.12  33.00  33.88  34.76  35.64  36.52  37.40
1987   14.41  14.60  14.78  14.97  15.15  15.34  15.52  15.71  15.89  16.08
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992    --     --     --     --     --     --     --     --     --     --
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    36     37     38     39     40     41     41     43     44    45
       ------------------------------------------------------------------
1982    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1983    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1984   38.36  38.07  37.78  37.49  37.20  35.97  34.74  33.51  32.28  31.05
1985   27.08  27.66  28.24  28.82  29.40  29.36  29.32  29.28  29.24  29.20
1986   38.28  39.16  40.04  40.92  41.80  42.44  43.08  43.72  44.36  45.00
1987   16.26  16.45  16.63  16.82  17.00  16.15  15.30  14.45  13.60  12.75
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992    --     --     --     --     --     --     --     --     --     --
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1982    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1983    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1984   29.82  28.59  27.36  26.13  24.90  22.41  19.92  17.43  14.94  12.45
1985   29.16  29.12  29.08  29.04  29.00  26.93  24.86  22.79  20.72  18.65
1986   45.64  46.28  46.92  47.56  48.20  47.34  46.48  45.62  44.76  43.90
1987   11.90  11.05  10.20   9.35   8.50   7.65   7.79   8.27   8.74   9.21
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992    --     --     --     --     --     --     --     --     --     --
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                  ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1982   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1983   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1984   9.96  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1985  16.58  14.51  12.44  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1986  43.04  42.18  41.32  40.46  39.60  41.50  43.40  45.30  47.20  49.10
1987   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990     --     --     --     --     --     --     --     --     --     --
1991     --     --     --     --     --     --     --     --     --     --
1992     --     --     --     --     --     --     --     --     --     --
1993     --     --     --     --     --     --     --     --     --     --
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                  ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       -------------------------------------------------------------------
1982  16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1983  16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1984  16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1985  16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1986  51.00  52.90  54.80  56.70  58.60  60.50  62.40  64.30  66.20  68.10
1987  16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990     --     --     --     --     --     --     --     --     --     --
1991     --     --     --     --     --     --     --     --     --     --
1992     --     --     --     --     --     --     --     --     --     --
1993     --     --     --     --     --     --     --     --     --     --
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1027
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                  ISSUE AGE
ISSUE  --------------------------------
YEAR    76    77     78     79     80+
       --------------------------------
1982  23.77  24.54  25.30  26.06  26.82
1983  23.77  24.54  25.30  26.06  26.82
1984  23.77  24.54  25.30  26.06  26.82
1985  23.77  24.54  25.30  26.06  26.82
1986  70.00  71.90  73.80  75.70  77.60
1987  23.77  24.54  25.30  26.06  26.82
1988     --     --     --     --     --
1989     --     --     --     --     --
1990     --     --     --     --     --
1991     --     --     --     --     --
1992     --     --     --     --     --
1993     --     --     --     --     --
1994     --     --     --     --     --
1995     --     --     --     --     --
1996     --     --     --     --     --
1997     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR    0-15  16      17    18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990   7.55   7.88   8.21   8.54   8.87   9.20   9.53   9.86   10.19  10.52  10.85
1991   5.95   6.24   6.53   6.82   7.11   7.40   7.69   7.98    8.27   8.56   8.85
1992   3.90   4.12   4.34   4.56   4.78   5.00   5.22   5.44    5.66   5.88   6.10
1993   1.90   1.90   1.97   2.08   2.19   2.30   2.41   2.52    2.63   2.74   2.85
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06    2.14   2.22   2.30
1995   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06    2.14   2.22   2.30
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06    2.14   2.22   2.30
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06    2.14   2.22   2.30

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    26    27      28    29     30      31     32     33    34     35
       ---------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   11.18  11.51  11.84  12.17  12.50  13.04  13.58  14.12  14.66  15.20
1991    9.14   9.43   9.72  10.01  10.30  10.72  11.14  11.56  11.98  12.40
1992    6.32   6.54   6.76   6.98   7.20   7.51   7.82   8.13   8.44   8.75
1993    2.96   3.07   3.18   3.29   3.40   3.53   3.66   3.79   3.92   4.05
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36    37      38    39     40      41     42     43    44     45
       ---------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   15.74  16.28  16.82  17.36  17.90  18.80  19.70  20.60  21.50  22.40
1991   12.82  13.24  13.66  14.08  14.50  15.25  16.00  16.75  17.50  18.25
1992    9.06   9.37   9.68   9.99  10.30  10.90  11.50  12.10  12.70  13.30
1993    4.18   4.31   4.44   4.57   4.70   4.98   5.26   5.54   5.82   6.10
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46    47      48    49     50      51     52     53    54     55
       ---------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   23.20  24.20  25.10  26.00  26.90  28.06  29.22  30.38  31.54  32.70
1991   19.00  19.75  20.50  21.25  22.00  22.92  23.84  24.76  25.58  26.60
1992   13.90  14.50  15.10  15.70  16.30  17.22  18.14  19.06  19.96  20.90
1993    6.38   6.66   6.94   7.22   7.50   7.95   8.40   8.85   9.30   9.75
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990  33.86  35.02  36.18  37.34  38.50  38.29  38.08  37.87  37.66  37.45
1991  27.52  28.44  29.36  30.28  31.20  31.58  31.96  32.34  32.72  33.10
1992  21.82  22.74  23.66  24.58  25.50  27.73  29.96  32.19  34.42  36.65
1993  10.20  10.65  11.10  11.55  12.00  13.92  15.84  17.76  19.68  21.60
1994   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997   9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1982     --    --     --     --     --     --     --     --     --     --
1983     --    --     --     --     --     --     --     --     --     --
1984     --    --     --     --     --     --     --     --     --     --
1985     --    --     --     --     --     --     --     --     --     --
1986     --    --     --     --     --     --     --     --     --     --
1987     --    --     --     --     --     --     --     --     --     --
1988     --    --     --     --     --     --     --     --     --     --
1989     --    --     --     --     --     --     --     --     --     --
1990   37.24  37.03  36.82  36.61  36.40  36.19  35.98  35.77  35.56  35.35
1991   33.48  33.86  34.24  34.62  35.00  35.38  35.76  36.14  36.52  36.90
1992   38.88  41.11  43.34  45.57  47.80  50.03  52.26  54.49  56.72  58.95
1993   23.52  25.44  27.36  29.28  31.20  33.12  35.04  36.96  38.88  40.80
1994   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1995   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1996   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1997   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01

TRADITIONAL LIFE PLAN: 1482
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  ---------------------------------
YEAR    76    77     78     79     80+
       ---------------------------------
1982    --    --     --     --     --
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990   35.14  34.93  34.72  34.51  34.30
1991   37.28  37.66  38.04  38.42  38.80
1992   61.18  63.41  65.64  67.87  70.10
1993   42.72  44.64  46.56  48.48  50.40
1994   23.77  24.54  25.30  26.06  26.82
1995   23.77  24.54  25.30  26.06  26.82
1996   23.77  24.54  25.30  26.06  26.82
1997   23.77  24.54  25.30  26.06  26.82

TRADITIONAL LIFE PLAN: 1483
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                               ISSUE AGE
---------------------------------------------------------------------------------------
YEAR   0-15     16      17      18      19    20      21     22      23     24     25
---------------------------------------------------------------------------------------
1982    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1984    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1985    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1986    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1987    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1988    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1989    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1990    6.95    7.22    7.49    7.76   8.03   8.30    8.57   8.84    9.11   9.38   9.65
1991    5.60    5.82    6.04    6.26   6.46   6.70    6.92   7.14    7.36   7.58   7.80
1992    3.15    3.34    3.53    3.72   3.91   4.10    4.29   4.48    4.67   4.86   5.05
1993    1.90    1.90    1.90    1.90   1.90   1.90    1.98   2.06    2.14   2.22   2.30
1994    1.90    1.90    1.90    1.90   1.90   1.90    1.98   2.06    2.14   2.22   2.30
1995    1.90    1.90    1.90    1.90   1.90   1.90    1.98   2.06    2.14   2.22   2.30
1996    1.90    1.90    1.90    1.90   1.90   1.90    1.98   2.06    2.14   2.22   2.30
1997    1.90    1.90    1.90    1.90   1.90   1.90    1.98   2.06    2.14   2.22   2.30

TRADITIONAL LIFE PLAN: 1483
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                 ISSUE AGE
--------------------------------------------------------------------------------
YEAR    26      27      28      29      30    31      32     33      34     35
--------------------------------------------------------------------------------
1982    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1985    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1986    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1987    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1988    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1989    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1990    9.92   10.19   10.46   10.73  11.00  11.38   11.76  12.14   12.52  12.90
1991    8.02    8.24    8.46    8.68   8.90   9.21    9.52   9.83   10.14  10.45
1992    5.24    5.43    5.62    5.81   6.00   6.21    6.42   6.63    6.84   7.05
1993    2.38    2.46    2.54    2.62   2.70   2.84    2.99   3.14    3.29   3.44
1994    2.38    2.46    2.54    2.62   2.70   2.84    2.99   3.14    3.29   3.44
1995    2.38    2.46    2.54    2.62   2.70   2.84    2.99   3.14    3.29   3.44
1996    2.38    2.46    2.54    2.62   2.70   2.84    2.99   3.14    3.29   3.44
1997    2.38    2.46    2.54    2.62   2.70   2.84    2.99   3.14    3.29   3.44

TRADITIONAL LIFE PLAN: 1483
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                 ISSUE AGE
--------------------------------------------------------------------------------
YEAR    36      37      38      39      40    41      42     43      44     45
--------------------------------------------------------------------------------
1982    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1985    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1986    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1987    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1988    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1989    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1990   13.28   13.66   14.04   14.42  14.80  15.51   16.22  16.93   17.64  18.35
1991   10.76   11.07   11.38   11.69  12.00  12.58   13.16  13.74   14.32  14.90
1992    7.26    7.47    7.68    7.89   8.10   8.52    8.94   9.36    9.78  10.20
1993    3.59    3.74    3.89    4.04   4.19   4.45    4.72   4.99    5.25   5.52
1994    3.59    3.74    3.89    4.04   4.19   4.45    4.72   4.99    5.25   5.52
1995    3.59    3.74    3.89    4.04   4.19   4.45    4.72   4.99    5.25   5.52
1996    3.59    3.74    3.89    4.04   4.19   4.45    4.72   4.99    5.25   5.52
1997    3.59    3.74    3.89    4.04   4.19   4.45    4.72   4.99    5.25   5.52

TRADITIONAL LIFE PLAN: 1483
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                 ISSUE AGE
--------------------------------------------------------------------------------
YEAR    46      47      48      49      50    51      52     53      54     55
--------------------------------------------------------------------------------
1982    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1985    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1986    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1987    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1988    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1989    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1990   19.06   19.77   20.48   21.19  21.90  22.82   23.74  24.66   25.58  26.50
1991   15.48   16.06   16.64   17.22  17.80  18.60   19.40  20.20   21.00  21.80
1992   10.62   11.04   11.46   11.88  12.30  13.00   13.70  14.40   15.10  15.80
1993    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1994    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1995    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1996    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21
1997    5.79    6.05    6.32    6.58   6.85   7.32    7.79   8.27    8.74   9.21

TRADITIONAL LIFE PLAN: 1483

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   27.42  28.34  29.26  30.18  31.10  30.66  30.22  29.78  29.34  28.90
1991   22.60  23.40  24.20  25.00  25.80  25.47  25.14  24.81  24.48  24.15
1992   16.50  17.20  17.90  18.60  19.30  19.95  20.60  21.25  21.90  22.55
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39


TRADITIONAL LIFE PLAN: 1483

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   28.46  28.02  27.58  27.14  26.70  26.26  25.82  25.38  24.94  24.50
1991   23.82  23.49  23.16  22.83  22.50  22.17  21.84  21.51  22.25  23.01
1992   23.20  23.85  24.50  25.15  25.80  26.45  27.10  27.75  28.40  29.05
1993   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1994   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1995   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1996   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1997   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01


TRADITIONAL LIFE PLAN: 1483

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  ---------------------------------
YEAR    76     77     78     79     80+
       ---------------------------------
1982    --     --     --     --     --
1983    --     --     --     --     --
1984    --     --     --     --     --
1985    --     --     --     --     --
1986    --     --     --     --     --
1987    --     --     --     --     --
1988    --     --     --     --     --
1989    --     --     --     --     --
1990   24.06  24.54  25.30  26.06  26.82
1991   23.77  24.54  25.30  26.06  26.82
1992   29.70  30.35  31.00  31.65  32.30
1993   23.77  24.54  25.30  26.06  26.82
1994   23.77  24.54  25.30  26.06  26.82
1995   23.77  24.54  25.30  26.06  26.82
1996   23.77  24.54  25.30  26.06  26.82
1997   23.77  24.54  25.30  26.06  26.82


TRADITIONAL LIFE PLAN: 1577
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1982   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1983   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1984  26.30  26.66  27.02  27.38  27.74  28.10  28.46  28.82  29.18  29.54  29.90
1985  18.00  19.00  20.00  21.00  22.00  23.00  24.00  25.00  26.00  27.00  28.00
1986  21.40  22.62  23.84  25.06  26.28  27.50  28.72  29.94  31.16  32.38  33.60
1987  20.15  20.96  21.77  22.58  23.39  24.20  25.01  25.82  26.63  27.44  28.25
1988  17.05  17.74  18.43  19.12  19.81  20.50  21.19  21.88  22.57  23.26  23.95
1989  11.55  12.18  12.81  13.44  14.07  14.70  15.33  15.96  16.59  17.22  17.85
1990   9.70  10.18  10.66  11.14  11.62  12.10  12.58  13.06  13.54  14.02  14.50
1991   7.30   7.68   8.06   8.44   8.82   9.20   9.58   9.96  10.34  10.72  11.10
1992   3.35   3.54   3.73   3.92   4.11   4.30   4.49   4.68   4.87   5.06   5.25
1993   1.90   1.90   1.90   1.90   1.91   2.00   2.09   2.18   2.27   2.36   2.45
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30


TRADITIONAL LIFE PLAN: 1577
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1983   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1984  30.26  30.62  30.98  31.34  31.70  31.27  30.84  30.41  29.98  29.55
1985  29.00  30.00  31.00  32.00  33.00  34.21  35.42  36.63  37.84  39.05
1986  34.82  36.04  37.26  38.48  39.70  41.17  42.64  44.11  45.58  47.05
1987  29.06  29.87  30.68  31.49  32.30  34.02  35.74  37.46  39.18  40.90
1988  24.64  25.33  26.02  26.71  27.40  28.96  30.52  32.08  33.64  35.20
1989  18.48  19.11  19.74  20.37  21.00  22.03  23.06  24.09  25.12  26.15
1990  14.98  15.46  15.94  16.42  16.90  17.74  18.58  19.42  20.26  21.10
1991  11.48  11.86  12.24  12.62  13.00  13.66  14.32  14.98  15.64  16.30
1992   5.44   5.63   5.82   6.01   6.20   6.57   6.94   7.31   7.68   8.05
1993   2.54   2.63   2.72   2.81   2.90   3.11   3.32   3.53   3.74   3.95
1994   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

TRADITIONAL LIFE PLAN: 1577
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1982   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1983   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1984  29.12  28.69  28.26  27.83  27.40  27.78  28.16  28.54  28.92  29.30
1985  40.26  41.47  42.68  43.89  45.10  48.18  51.26  54.34  57.42  60.50
1986  48.52  49.99  51.46  52.93  54.40  57.68  60.96  64.24  67.52  70.80
1987  42.62  44.34  46.06  47.78  49.50  51.74  53.98  56.22  58.46  60.70
1988  36.76  38.32  39.88  41.44  43.00  45.04  47.02  49.06  51.08  53.10
1989  27.18  28.21  29.24  30.27  31.30  32.79  34.28  35.77  37.26  38.75
1990  21.94  22.78  23.62  24.46  25.30  26.46  27.62  28.78  29.94  31.10
1991  16.96  17.62  18.28  18.94  19.60  20.54  21.48  22.42  23.36  24.30
1992   8.42   8.79   9.16   9.53   9.90  10.39  10.88  11.37  11.86  12.35
1993   4.16   4.37   4.58   4.79   5.00   5.28   5.56   5.84   6.12   6.40
1994   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

TRADITIONAL LIFE PLAN: 1577
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1982   5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1983   5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1984  29.68  30.06  30.44  30.82  31.20  28.08  24.96  21.84  18.72  15.60
1985  63.58  66.66  69.74  72.82  75.90  77.94  79.98  82.02  84.06  86.10
1986  74.08  77.36  80.64  83.92  87.20  89.89  92.58  95.27  97.96 100.65
1987  62.94  65.18  67.42  69.66  71.90  76.36  80.82  85.28  89.74  94.20
1988  55.12  57.14  59.16  61.18  63.20  67.17  71.14  75.11  79.08  83.05
1989  40.24  41.73  43.22  44.71  46.20  48.66  51.12  53.58  56.04  58.50
1990  32.26  33.42  34.58  35.74  36.90  38.78  40.66  42.54  44.42  46.30
1991  25.24  26.18  27.12  28.06  29.00  30.48  31.96  33.44  34.92  36.40
1992  12.84  13.33  13.82  14.31  14.80  15.51  16.22  16.93  17.64  18.35
1993   6.68   6.96   7.24   7.52   7.80   8.12   8.44   8.76   9.08   9.40
1994   5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995   5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996   5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997   5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21

TRADITIONAL LIFE PLAN: 1577
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE P0LICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR    56     57      58      59      60     61      62      63      64       65
       ------------------------------------------------------------------------------
1982     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1983     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1984    12.48   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1985    88.14   90.18   92.22   94.26   96.30  101.38  106.46  111.54  116.62  121.70
1986   103.34  106.03  108.72  111.41  114.10  117.15  120.20  123.25  126.30  129.35
1987    98.66  103.12  107.58  112.04  116.50  126.91  137.32  147.73  158.14  168.55
1988    87.02   90.99   94.96   98.93  102.90  112.39  121.88  131.37  140.86  150.35
1989    60.96   63.42   65.88   68.34   70.80   72.62   74.44   76.26   78.08   79.90
1990    48.18   50.06   51.94   53.82   55.70   57.07   58.44   59.81   61.18   62.55
1991    37.88   39.36   40.84   42.32   43.80   44.89   45.98   47.07   48.16   49.25
1992    19.06   19.77   20.48   21.19   21.90   22.17   22.44   22.71   22.98   23.25
1993     9.72   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1994     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1995     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1996     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1997     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39

TRADITIONAL LIFE PLAN: 1577
PERFORMANCE CLAIMS - SCORE 3 RELIEF

                       RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR    66     67      68      69      70      71      72      73      74      75
       ------------------------------------------------------------------------------
1982    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1983    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1984    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1985   126.78  131.86  136.94  142.02  147.10  152.18  157.26  162.34  167.42  172.50
1986   132.40  135.45  138.50  141.55  144.60  147.65  150.70  153.75  156.80  159.85
1987   178.96  189.37  199.78  210.19  220.60  231.01  241.42  251.83  262.24  272.65
1988   159.84  169.33  178.82  188.31  197.80  207.29  216.78  226.27  235.76  245.25
1989    81.72   83.54   85.36   87.18   89.00   90.82   92.64   94.46   96.28   98.10
1990    63.92   65.29   66.66   68.03   69.40   70.77   72.14   73.51   74.88   76.25
1991    50.34   51.43   52.52   53.61   54.70   55.79   56.88   57.97   59.06   60.15
1992    23.52   23.79   24.06   24.33   24.60   24.87   25.14   25.41   25.68   25.95
1993    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1994    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1995    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1996    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1997    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01

TRADITIONAL LIFE PLAN: 1577

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  ---------------------------------
YEAR   76     77     78     79     80+
       ---------------------------------
1982   23.77  24.54  25.30  26.06  26.82
1983   23.77  24.54  25.30  26.06  26.82
1984   23.77  24.54  25.30  26.06  26.82
1985  177.58 182.66 187.74 192.82 197.90
1986  162.90 165.95 169.00 172.05 175.10
1987  283.06 293.47 303.88 314.29 324.70
1988  254.74 264.23 273.72 283.21 292.70
1989   99.92 101.74 103.56 105.38 107.20
1990   77.62  78.99  80.36  81.73  83.10
1991   61.24  62.33  63.42  64.51  65.60
1992   26.22  26.49  26.76  27.03  27.30
1993   23.77  24.54  25.30  26.06  26.82
1994   23.77  24.54  25.30  26.06  26.82
1995   23.77  24.54  25.30  26.06  26.82
1996   23.77  24.54  25.30  26.06  26.82
1997   23.77  24.54  25.30  26.06  26.82

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15     16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1983    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1984   21.65  21.98  22.31  22.64  22.97  23.30  23.63  23.96  24.29  24.62  24.95
1985   18.00  19.00  20.00  21.00  22.00  23.00  24.00  25.00  26.00  27.00  28.00
1986   21.40  22.62  23.84  25.06  26.28  27.50  28.72  29.94  31.16  32.38  33.60
1987   18.85  19.42  19.99  20.56  21.13  21.70  22.27  22.84  23.41  23.98  24.55
1988   16.00  16.48  16.96  17.44  17.92  18.40  18.88  19.36  19.84  20.32  20.80
1989   10.60  11.06  11.52  11.98  12.44  12.90  13.36  13.82  14.28  14.74  15.20
1990    8.90   9.26   9.62   9.98  10.34  10.70  11.06  11.42  11.78  12.14  12.50
1991    6.85   7.12   7.39   7.66   7.93   8.20   8.47   8.74   9.01   9.28   9.55
1992    3.20   3.34   3.48   3.62   3.76   3.90   4.04   4.18   4.32   4.46   4.60
1993    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1994    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR     26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1982    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1983    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1984   25.28  25.61  25.94  26.27  26.60  26.20  25.80  25.40  25.00  24.60
1985   29.00  30.00  31.00  32.00  33.00  34.21  35.42  36.63  37.84  39.05
1986   34.82  36.04  37.26  38.48  39.70  41.17  42.64  44.11  45.58  47.05
1987   25.12  25.69  26.26  26.83  27.40  28.56  29.72  30.88  32.04  33.20
1988   21.28  21.76  22.24  22.72  23.20  24.25  25.30  26.35  27.40  28.45
1989   15.66  16.12  16.58  17.04  17.50  18.16  18.82  19.48  20.14  20.80
1990   12.86  13.22  13.58  13.94  14.30  14.81  15.32  15.83  16.34  16.85
1991    9.82  10.09  10.36  10.63  10.90  11.30  11.70  12.10  12.50  12.90
1992    4.74   4.88   5.02   5.16   5.30   5.48   5.66   5.84   6.02   6.20
1993    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR     36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1982    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1983    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1984   24.20  23.80  23.40  23.00  22.60  21.55  20.50  19.45  18.40  17.35
1985   40.26  41.47  42.68  43.69  45.10  48.18  51.26  54.34  57.42  60.50
1986   48.52  49.99  51.46  52.93  54.40  57.68  60.96  64.24  67.52  70.80
1987   34.36  35.52  36.68  37.84  39.00  40.56  42.12  43.68  45.24  46.80
1988   29.50  30.55  31.60  32.65  33.70  35.06  36.42  37.78  39.14  40.50
1989   21.46  22.12  22.78  23.44  24.10  25.27  26.44  27.61  28.78  29.95
1990   17.36  17.87  18.38  18.89  19.40  20.35  21.30  22.25  23.20  24.15
1991   13.30  13.70  14.10  14.50  14.90  15.64  16.38  17.12  17.86  18.60
1992    6.38   6.56   6.74   6.92   7.10   7.46   7.82   8.18   8.54   8.90
1993    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR     46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1982    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1983    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1984   16.30  15.25  14.20  13.15  12.10  10.89   9.68   8.47   8.74   9.21
1985   63.58  66.66  69.74  72.82  75.90  77.94  79.98  82.02  84.06  86.10
1986   74.08  77.36  80.64  83.92  87.20  89.89  92.58  95.27  97.96 100.65
1987   48.36  49.92  51.48  53.04  54.60  57.79  60.98  64.17  67.36  70.55
1988   41.86  43.22  44.58  45.94  47.30  50.15  53.00  55.85  58.70  61.55
1989   31.12  32.29  33.46  34.63  35.80  37.53  39.26  40.99  42.72  44.45
1990   25.10  26.05  27.00  27.95  28.90  30.20  31.50  32.80  34.10  35.40
1991   19.34  20.08  20.82  21.56  22.30  23.36  24.42  25.48  26.54  27.60
1992    9.26   9.62   9.98  10.34  10.70  11.24  11.78  12.32  12.86  13.40
1993    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1982    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1983    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1984    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1985   88.14  90.18  92.22  94.26  96.30 101.38 106.46 111.54 116.62 121.70
1986  103.34 106.03 108.72 111.41 114.10 117.15 120.20 123.25 126.30 129.35
1987   73.74  76.93  80.12  83.31  86.50  93.99 101.48 108.97 116.46 123.95
1988   64.40  67.25  70.10  72.95  75.80  82.46  89.12  95.78 102.44 109.10
1989   46.18  47.91  49.64  51.37  53.10  54.45  55.80  57.15  58.50  59.85
1990   36.70  38.00  39.30  40.60  41.90  42.44  42.98  43.52  44.06  44.60
1991   28.66  29.72  30.78  31.84  32.90  33.11  33.32  33.53  33.74  33.95
1992   13.94  14.48  15.02  15.56  16.10  15.65  15.20  14.75  14.62  15.39
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    66    67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1982   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1983   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1984   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1985  126.78 131.86 136.94 142.02 147.10 152.18 157.26 162.34 167.42 172.50
1986  132.40 135.45 138.50 141.55 144.60 147.65 150.70 153.75 156.80 159.85
1987  131.44 138.93 146.42 153.91 161.40 168.89 176.38 183.87 191.36 198.85
1988  115.76 122.42 129.08 135.74 142.40 149.06 155.72 162.38 169.04 175.70
1989   61.20  62.55  63.90  65.25  66.60  67.95  69.30  70.65  72.00  73.35
1990   45.14  45.68  46.22  46.76  47.30  47.84  48.38  48.92  49.46  50.00
1991   34.16  34.37  34.58  34.79  35.00  35.21  35.42  35.63  35.84  36.05
1992   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1993   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1994   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1995   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1996   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1997   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01

TRADITIONAL LIFE PLAN: 1578
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                       ISSUE AGE
ISSUE  ------------------------------------------
YEAR     76       77       78       79       80+
       ------------------------------------------
1982     23.77    24.54    25.30    26.06    26.82
1983     23.77    24.54    25.30    26.06    26.82
1984     23.77    24.54    25.30    26.06    26.82
1985    177.58   182.66   187.74   192.82   197.90
1986    166.76   174.17   181.58   188.99   196.40
1987    206.34   213.83   221.32   228.81   236.30
1988    182.36   189.02   195.68   202.34   209.00
1989     74.70    76.05    77.40    78.75    80.10
1990     50.54    51.08    51.62    52.16    52.70
1991     36.26    36.47    36.68    36.89    37.10
1992     23.77    24.54    25.30    26.06    26.82
1993     23.77    24.54    25.30    26.06    26.82
1994     23.77    24.54    25.30    26.06    26.82
1995     23.77    24.54    25.30    26.06    26.82
1996     23.77    24.54    25.30    26.06    26.82
1997     23.77    24.54    25.30    26.06    26.82

TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --     --
1984    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1985   39.30  39.62  39.94  40.26  40.58  40.90  41.22  41.54  41.86  42.18  42.50
1986   18.70  19.34  19.98  20.62  21.26  21.90  22.54  23.18  23.82  24.46  25.10
1987   25.35  26.38  27.41  28.44  29.47  30.50  31.53  32.56  33.59  34.62  35.65
1988   20.55  21.36  22.17  22.98  23.79  24.60  25.41  26.22  27.03  27.84  28.65
1989   17.00  17.70  18.40  19.10  19.80  20.50  21.20  21.90  22.60  23.30  24.00
1990   12.80  13.40  14.00  14.60  15.20  15.80  16.40  17.00  17.60  18.20  18.80
1991    9.85  10.32  10.79  11.26  11.73  12.20  12.67  13.14  13.61  14.08  14.55
1992    4.85   5.10   5.35   5.60   5.85   6.10   6.35   6.60   6.85   7.10   7.35
1993    2.20   2.34   2.48   2.62   2.76   2.90   3.04   3.18   3.32   3.46   3.60
1994    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --


TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1985   42.82  43.14  43.46  43.78  44.10  44.22  44.34  44.46  44.58  44.70
1986   25.74  26.38  27.02  27.66  28.30  28.94  29.58  30.22  30.86  31.50
1987   36.68  37.71  38.74  39.77  40.80  42.43  44.06  45.69  47.32  48.95
1988   29.46  30.27  31.08  31.89  32.70  34.02  35.34  36.66  37.98  39.30
1989   24.70  25.40  26.10  26.80  27.50  28.63  29.76  30.89  32.02  33.15
1990   19.40  20.00  20.60  21.20  21.80  22.80  23.80  24.80  25.80  26.80
1991   15.02  15.49  15.96  16.43  16.90  17.70  18.50  19.30  21.10  20.90
1992    7.60   7.85   8.10   8.35   8.60   9.02   9.44   9.86  10.28  10.70
1993    3.74   3.88   4.02   4.16   4.30   4.52   4.74   4.96   5.18   5.40
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1985   44.82  44.94  45.06  45.18  45.30  47.14  48.98  50.82  52.66  54.50
1986   32.14  32.78  33.42  34.06  34.70  38.32  41.94  45.56  49.18  52.80
1987   50.58  52.21  53.84  55.47  57.10  60.05  63.00  65.95  68.90  71.85
1988   40.62  41.94  43.26  44.58  45.90  48.14  50.38  52.62  54.86  57.10
1989   34.28  35.41  36.54  37.67  38.80  40.71  42.62  44.53  46.44  48.35
1990   27.80  28.80  29.80  30.80  31.80  33.47  35.14  36.81  38.48  40.15
1991   21.70  22.50  23.30  24.10  24.90  26.24  27.58  28.92  30.26  31.60
1992   11.12  11.54  11.96  12.38  12.80  13.49  14.18  14.87  15.56  16.25
1993    5.62   5.84   6.06   6.28   6.50   6.88   7.26   7.64   8.02   8.40
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1985   56.34  58.18  60.02  61.86  63.70  61.72  59.74  57.76  55.78  53.80
1986   56.42  60.04  63.66  67.28  70.90  69.63  68.36  67.09  65.82  64.55
1987   74.80  77.75  80.70  83.65  86.60  90.20  93.80  97.40 101.00 104.60
1988   59.34  61.58  63.82  66.06  68.30  72.17  76.04  79.91  83.78  87.65
1989   50.26  52.17  54.08  55.99  57.90  61.25  64.60  67.95  71.30  74.65
1990   41.82  43.49  45.16  46.83  48.50  50.75  53.00  55.25  57.50  59.75
1991   32.94  34.28  35.62  36.96  38.30  40.12  41.94  43.76  45.58  47.40
1992   16.94  17.63  18.32  19.01  19.70  20.57  21.44  22.31  23.18  24.05
1993    8.78   9.16   9.54   9.92  10.30  10.71  11.12  11.53  11.94  12.35
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                        ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR     56      57      58      59      60      61      62      63      64      65
       ------------------------------------------------------------------------------
1982     --      --      --      --      --      --      --      --      --      --
1983     --      --      --      --      --      --      --      --      --      --
1984     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1985    51.82   49.84   47.86   45.88   43.90   41.93   39.96   37.99   36.02   34.05
1986    63.28   62.01   60.74   59.47   58.20   60.49   62.78   65.07   67.36   69.65
1987   108.20  111.80  115.40  119.00  122.60  129.27  135.94  142.61  149.28  155.95
1988    91.52   95.39   99.26  103.13  107.00  112.62  118.24  123.86  129.48  135.10
1989    78.00   81.35   84.70   88.05   91.40   96.34  101.28  106.22  111.16  116.10
1990    62.00   64.25   66.50   68.75   71.00   71.38   71.76   72.14   72.52   72.90
1991    49.22   51.04   52.86   54.68   56.50   56.85   57.20   57.55   57.90   58.25
1992    24.92   25.79   26.66   27.53   28.40   28.26   28.12   27.98   27.84   27.70
1993    12.76   13.17   13.58   13.99   14.40   14.17   13.94   13.86   14.62   15.39
1994     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1995     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                         ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR     66      67      68      69      70      71      72      73      74      75
       ------------------------------------------------------------------------------
1982     --      --      --      --      --      --      --      --      --      --
1983     --      --      --      --      --      --      --      --      --      --
1984    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1985    32.08   30.11   28.14   26.17   24.20   22.23   20.72   21.49   22.25   23.01
1986    71.94   74.23   76.52   78.81   81.10   83.39   85.68   87.97   90.26   92.55
1987   162.62  169.29  175.96  182.63  189.30  195.97  202.64  209.31  215.98  222.65
1988   140.72  146.34  151.96  157.58  163.20  168.82  174.44  180.06  185.68  191.30
1989   121.04  125.98  130.92  135.86  140.80  145.74  150.68  155.62  160.56  165.50
1990    73.28   73.66   74.04   74.42   74.80   75.18   75.56   75.94   76.32   76.70
1991    58.60   58.95   59.30   59.65   60.00   60.35   60.70   61.05   61.40   61.75
1992    27.56   27.42   27.28   27.14   27.00   26.86   26.72   26.58   26.44   26.30
1993    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1994    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1995    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

TRADITIONAL LIFE PLAN: 1663
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                      ISSUE AGE
ISSUE  --------------------------------------
YEAR     76      77      78      79      80+
       --------------------------------------
1982     --      --      --      --      --
1983     --      --      --      --      --
1984    23.77   24.54   25.30   26.06   26.82
1985    23.77   24.54   25.30   26.06   26.82
1986    94.84   97.13   99.42  101.71  104.00
1987   229.32  235.99  242.66  249.33  256.00
1988   196.92  202.54  208.16  213.78  219.40
1989   170.44  175.38  180.32  185.26  190.20
1990    77.08   77.46   77.84   78.22   78.60
1991    62.10   62.45   62.80   63.15   63.50
1992    26.16   26.02   25.88   26.06   26.82
1993    23.77   24.54   25.30   26.06   26.82
1994    23.77   24.54   25.30   26.06   26.82
1995    23.77   24.54   25.30   26.06   26.82
1996     --      --      --      --      --
1997     --      --      --      --      --

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24      25
       ---------------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --     --
1984    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1985   11.90  12.74  13.58  14.42  15.26  16.10  16.94  17.78  18.62  19.46  20.30
1986   15.55  16.58  17.61  18.64  19.67  20.70  21.73  22.76  23.79  24.82  25.85
1987   20.28  21.26  22.25  23.23  24.22  25.20  26.19  27.17  28.16  29.14  30.13
1988   17.38  18.22  19.07  19.91  20.76  21.60  22.45  23.29  24.14  24.98  25.83
1989   14.33  15.00  15.68  16.35  17.03  17.70  18.38  19.05  19.73  20.40  21.08
1990   10.73  11.28  11.84  12.39  12.95  13.50  14.06  14.61  15.17  15.72  16.28
1991    8.23   8.66   9.10   9.53   9.97  10.40  10.84  11.27  11.71  12.14  12.58
1992    4.15   4.36   4.57   4.78   4.99   5.20   5.41   5.62   5.83   6.04   6.25
1993    1.90   2.00   2.10   2.20   2.30   2.40   2.50   2.60   2.70   2.80   2.90
1994    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1985   21.14  21.98  22.82  23.66  24.50  25.34  26.18  27.02  27.86  28.70
1986   26.88  27.91  28.94  29.97  31.00  32.03  33.06  34.09  35.12  36.15
1987   31.11  32.10  33.08  34.07  35.05  36.04  37.02  38.01  38.99  39.98
1988   26.67  27.52  28.36  29.21  30.05  30.90  31.74  32.59  33.43  34.28
1989   21.75  22.43  23.10  23.78  24.45  25.13  25.80  26.48  27.15  27.83
1990   16.83  17.39  17.94  18.50  19.05  19.61  20.16  20.72  21.27  21.83
1991   13.01  13.45  13.88  14.32  14.75  15.19  15.62  16.06  16.49  16.93
1992    6.46   6.67   6.88   7.09   7.30   7.51   7.72   7.93   8.14   8.35
1993    3.00   3.10   3.20   3.30   3.40   3.50   3.60   3.70   3.80   3.90
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1985   29.54  30.38  31.22  32.06  32.90  34.13  35.36  36.59  37.82  39.05
1986   37.18  38.21  39.24  40.27  41.30  42.96  44.62  46.28  47.94  49.60
1987   40.96  41.95  42.93  43.92  44.90  47.31  49.72  52.13  54.54  56.95
1988   35.12  35.97  36.81  37.66  38.50  40.59  42.68  44.77  46.86  48.95
1989   28.50  29.18  29.85  30.53  31.20  32.79  34.38  35.97  37.56  39.15
1990   22.38  22.94  23.49  24.05  24.60  25.93  27.26  28.59  29.92  31.25
1991   17.36  17.80  18.23  18.67  19.10  20.14  21.18  22.22  23.26  24.30
1992    8.56   8.77   8.98   9.19   9.40   9.92  10.44  10.96  11.48  12.00
1993    4.00   4.10   4.20   4.30   4.40   4.65   4.90   5.15   5.40   5.65
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR   46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1982    --     --     --     --     --     --     --     --     --     --
1983    --     --     --     --     --     --     --     --     --     --
1984    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1985   40.28  41.51  42.74  43.97  45.20  45.12  45.04  44.96  44.88  44.80
1986   51.26  52.92  54.58  56.24  57.90  58.17  58.44  58.71  58.98  59.25
1987   59.36  61.77  64.18  66.59  69.00  72.89  76.78  80.67  84.56  88.45
1988   51.04  53.13  55.22  57.31  59.40  62.89  66.38  69.87  73.36  76.85
1989   40.74  42.33  43.92  45.51  47.10  49.94  52.78  55.62  58.46  61.30
1990   32.58  33.91  35.24  36.57  37.90  40.16  42.42  44.68  46.94  49.20
1991   25.34  26.38  27.42  28.46  29.50  31.36  33.22  35.08  36.94  38.80
1992   12.52  13.04  13.56  14.08  14.60  15.55  16.50  17.45  18.40  19.35
1993    5.90   6.15   6.40   6.65   6.90   7.43   7.96   8.49   9.02   9.55
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                 ISSUE AGE
-----  -------------------------------------------------------------------------
ISSUE
YEAR    56      57      58      59      60     61     62     63      64     65
-----  -------------------------------------------------------------------------
1982    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1985   44.72   44.64   44.56   44.48  44.40  54.34   64.28  74.22   84.16  94.10
1986   59.52   59.79   60.06   60.33  60.60  68.71   76.82  84.93   93.04 101.15
1987   92.34   96.23  100.12  104.01 107.90 113.62  119.34 125.06  130.78 136.50
1988   80.34   83.83   87.32   90.81  94.30  99.16  104.02 108.88  113.74 118.60
1989   64.14   66.98   69.82   72.66  75.50  79.93   84.36  88.79   93.22  97.65
1990   51.46   53.72   55.98   58.24  60.50  60.99   61.48  61.97   62.46  62.95
1991   40.66   42.52   44.38   46.24  48.10  48.28   48.46  48.64   48.82  49.00
1992   20.30   21.25   22.20   23.15  24.10  23.54   22.98  22.42   21.86  21.30
1993   10.08   10.61   11.14   11.67  12.20  12.34   13.10  13.86   14.62  15.39
1994    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1995    9.68   10.16   10.63   11.10  11.57  12.34   13.10  13.86   14.62  15.39
1996    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1997    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                 ISSUE AGE
----- --------------------------------------------------------------------------
ISSUE
YEAR    66      67      68      69      70    71      72     73      74     75
----- --------------------------------------------------------------------------
1982    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1983    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1984   16.15   16.91   17.67   18.44  19.20  19.96   20.72  21.49   22.25  23.01
1985  104.04  113.98  123.92  133.86 143.80 153.74  163.68 173.62  183.56 193.50
1986  109.26  117.37  125.48  133.59 141.70 149.81  157.92 166.03  174.14 182.25
1987  142.22  147.94  153.66  159.38 165.10 170.82  176.54 182.26  187.98 193.70
1988  123.46  128.32  133.18  138.04 142.90 147.76  152.62 157.48  162.34 167.20
1989  102.08  106.51  110.94  115.37 119.80 124.23  128.66 133.09  137.52 141.95
1990   63.44   63.93   64.42   64.91  65.40  65.89   66.38  66.87   67.36  67.85
1991   49.18   49.36   49.54   49.72  49.90  50.08   50.26  50.44   50.62  50.80
1992   20.74   20.18   19.62   19.06  19.20  19.96   20.72  21.49   22.25  23.01
1993   16.15   16.91   17.67   18.44  19.20  19.96   20.72  21.49   22.25  23.01
1994   16.15   16.91   17.67   18.44  19.20  19.96   20.72  21.49   22.25  23.01
1995   16.15   16.91   17.67   18.44  19.20  19.96   20.72  21.49   22.25  23.01
1996    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----
1997    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----

TRADITIONAL LIFE PLAN: 1664
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                 ISSUE AGE
----- --------------------------------------
ISSUE
YEAR    76      77      78      79      80+
----- ---------------------------------------
1982    ----    ----    ----    ----     ----
1983    ----    ----    ----    ----     ----
1984   23.77   24.54   25.30   26.06    26.82
1985  203.44  213.38  223.32  233.26   243.20
1986  190.36  198.47  206.58  214.69   222.80
1987  199.42  205.14  210.86  216.58   222.30
1988  172.06  176.92  181.78  186.64   191.50
1989  146.38  150.81  155.24  159.67   164.10
1990   68.34   68.83   69.32   69.81    70.30
1991   50.98   51.16   51.34   51.52    51.70
1992   23.77   24.54   25.30   26.06    26.82
1993   23.77   24.54   25.30   26.06    26.82
1994   23.77   24.54   25.30   26.06    26.82
1995   23.77   24.54   25.30   26.06    26.82
1996    ----    ----    ----    ----     ----
1997    ----    ----    ----    ----     ----

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR   0-15   16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1991   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1992   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1993   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1994   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --     --     --
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990   2.38  2.46   2.54   2.62   2.70   3.05   3.60   4.15   4.70   5.25
1991   2.38  2.46   2.54   2.62   2.70   2.84   3.16   3.59   4.02   4.45
1992   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.60
1993   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1994   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43      44      45
       ---------------------------------------------------------------------
1982    --    --     --     --     --     --     --     --      --      --
1983    --    --     --     --     --     --     --     --      --      --
1984    --    --     --     --     --     --     --     --      --      --
1985    --    --     --     --     --     --     --     --      --      --
1986    --    --     --     --     --     --     --     --      --      --
1987    --    --     --     --     --     --     --     --      --      --
1988    --    --     --     --     --     --     --     --      --      --
1989    --    --     --     --     --     --     --     --      --      --
1990   5.80  6.35   6.90   7.45   8.00   8.55   9.10   9.65   10.20   10.75
1991   4.88  5.31   5.74   6.17   6.60   7.03   7.46   7.89    8.32    8.75
1992   3.94  4.28   4.62   4.96   5.30   5.64   5.98   6.32    6.66    7.00
1993   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99    5.25    5.52
1994   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99    5.25    5.52
1995   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99    5.25    5.52
1996   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99    5.25    5.52
1997   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99    5.25    5.52

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------------
YEAR     46      47      48      49      50      51      52      53       54       55
       --------------------------------------------------------------------------------
1982     --      --      --      --      --      --      --      --       --       --
1983     --      --      --      --      --      --      --      --       --       --
1984     --      --      --      --      --      --      --      --       --       --
1985     --      --      --      --      --      --      --      --       --       --
1986     --      --      --      --      --      --      --      --       --       --
1987     --      --      --      --      --      --      --      --       --       --
1988     --      --      --      --      --      --      --      --       --       --
1989     --      --      --      --      --      --      --      --       --       --
1990   11.30   11.85   12.40   12.95   13.50   14.68   15.87   17.05    18.23    19.42
1991    9.18    9.61   10.04   10.47   10.90   11.85   12.80   13.75    14.70    15.65
1992    7.34    7.68    8.02    8.36    8.70    9.43   10.17   10.90    11.63    12.37
1993    5.79    6.05    6.32    6.58    6.85    7.32    7.79    8.27     8.74     9.21
1994    5.79    6.05    6.32    6.58    6.85    7.32    7.79    8.27     8.74     9.21
1995    5.79    6.05    6.32    6.58    6.85    7.32    7.79    8.27     8.74     9.21
1996    5.79    6.05    6.32    6.58    6.85    7.32    7.79    8.27     8.74     9.21
1997    5.79    6.05    6.32    6.58    6.85    7.32    7.79    8.27     8.74     9.21

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR     56     57     58     59     60     61     62     63     64     65
       ---------------------------------------------------------------------
1982     --     --     --     --     --     --     --     --     --     --
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985     --     --     --     --     --     --     --     --     --     --
1986     --     --     --     --     --     --     --     --     --     --
1987     --     --     --     --     --     --     --     --     --     --
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990    20.60  21.78  22.97  24.15  25.33  26.52  27.70  28.88  30.07  31.25
1991    16.60  17.55  18.50  19.45  20.40  21.35  22.30  23.25  24.20  25.15
1992    13.10  13.83  14.57  15.30  16.03  16.77  17.50  18.23  18.97  19.70
1993     9.68  10.19  10.73  11.28  11.82  12.36  13.10  13.86  14.62  15.39
1994     9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995     9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996     9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997     9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR     66     67     68     69     70     71     72     73     74     75
       ---------------------------------------------------------------------
1982     --     --     --     --     --     --     --     --     --     --
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985     --     --     --     --     --     --     --     --     --     --
1986     --     --     --     --     --     --     --     --     --     --
1987     --     --     --     --     --     --     --     --     --     --
1988     --     --     --     --     --     --     --     --     --     --
1989     --     --     --     --     --     --     --     --     --     --
1990    32.43  33.62  34.80  35.98  37.17  38.35  39.53  40.72  41.90  43.08
1991    26.10  27.05  28.00  28.95  29.90  30.85  31.80  32.75  33.70  34.65
1992    20.43  21.17  21.90  22.63  23.37  24.10  24.83  25.57  26.30  27.03
1993    16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1994    16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1995    16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1996    16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1997    16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01

TRADITIONAL LIFE PLAN: 8003
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  -----------------------------------
YEAR     76     77     78     79     80+
       -----------------------------------
1982     --     --     --     --     --
1983     --     --     --     --     --
1984     --     --     --     --     --
1985     --     --     --     --     --
1986     --     --     --     --     --
1987     --     --     --     --     --
1988     --     --     --     --     --
1989     --     --     --     --     --
1990    44.27  45.45  46.63  47.82  49.00
1991    35.60  36.55  37.50  38.45  39.40
1992    27.77  28.50  29.23  29.97  30.70
1993    23.77  24.54  25.30  26.06  26.82
1994    23.77  24.54  25.30  26.06  26.82
1995    23.77  24.54  25.30  26.06  26.82
1996    23.77  24.54  25.30  26.06  26.82
1997    23.77  24.54  25.30  26.06  26.82

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                  ISSUE AGE
ISSUE  ---------------------------------
YEAR    0      1      2     3      4
       ---------------------------------
1983   22.71  22.56  22.42  22.28  22.13
1984   24.51  24.34  24.18  24.02  23.85
1985   21.36  21.23  21.10  20.97  20.84
1986   21.88  20.95  20.02  19.09  18.16
1987    7.17   7.12   7.08   7.04   6.99
1988    7.73   7.62   7.50   7.38   7.27
1989    7.17   6.99   6.82   6.65   6.47
1990    5.71   5.67   5.63   5.59   5.55
1991    0.11   0.28   0.44   0.61   0.77
1992    0.04   0.09   0.14   0.19   0.25
1993    --     --     --     --     --
1994    --     --     --     --     --
1995    --     --     --     --     --
1996    --     --     --     --     --
1997    --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    5      6      7     8      9      10     11     12     13     14
       --------------------------------------------------------------------
1983   21.99  21.85  21.70  21.56  21.42  21.27  21.13  20.99  20.84  20.70
1984   23.69  23.53  23.36  23.20  23.04  22.87  22.71  22.55  22.38  22.22
1985   20.71  20.58  20.45  20.32  20.19  20.06  19.93  19.80  19.67  19.54
1986   17.23  16.30  15.37  14.44  13.51  12.58  11.65  11.55  11.45  11.35
1987    6.95   6.91   6.86   6.82   6.78   6.73   6.69   6.68   6.68   6.67
1988    7.15   7.03   6.92   6.80   6.68   6.57   6.45   6.46   6.47   6.48
1989    6.30   6.13   5.95   5.78   5.61   5.43   5.26   5.32   5.37   5.43
1990    5.51   5.47   5.43   5.39   5.35   5.31   5.27   5.29   5.31   5.33
1991    0.94   1.10   1.27   1.43   1.61   1.80   1.99   2.18   2.40   2.63
1992    0.31   0.35   0.41   0.46   0.52   0.57   0.62   0.68   0.73   0.80
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE


                                ISSUE AGE
       --------------------------------------------------------------------------------
ISSUE
YEAR     15      16      17      18     19     20     21     22      23     24     25
       --------------------------------------------------------------------------------
1983   20.56   20.41   20.27   20.13  19.98  19.84   19.70  19.55   19.41  19.27  19.12
1984   22.05   21.89   21.72   21.56  21.39  21.23   21.06  20.90   20.73  20.57  20.40
1985   19.41   19.28   19.15   19.02  18.89  18.76   18.63  18.50   18.37  18.24  18.11
1986   11.25   11.15   11.05   10.95  10.84  10.74   10.64  10.54   10.44  10.34  10.24
1987    6.67    6.66    6.65    6.65   6.64   6.64    6.63   6.62    6.62   6.61   6.61
1988    6.50    6.51    6.52    6.53   6.54   6.55    6.56   6.57    6.59   6.60   6.61
1989    5.48    5.54    5.60    5.65   5.71   5.76    5.82   5.88    5.93   5.99   6.04
1990    5.36    5.38    5.40    5.42   5.44   5.46    5.48   5.50    5.53   5.55   5.57
1991    2.85    3.08    3.30    3.53   3.75   3.97    4.20   4.42    4.65   4.87   5.10
1992    0.86    0.93    0.99    1.05   1.12   1.18    1.24   1.30    1.37   1.43   1.49
1993    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1994    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1995    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1996    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----
1997    ----    ----    ----    ----   ----   ----    ----   ----    ----   ----   ----

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983   18.98  19.28  19.59  19.89  20.20  20.50  20.81  21.11  21.42  21.72
1984   20.24  20.63  21.02  21.42  21.81  22.20  22.59  22.99  23.38  23.77
1985   17.98  18.34  18.70  19.06  19.42  19.77  20.13  20.49  20.85  21.21
1986   10.14  10.33  10.52  10.71  10.90  11.08  11.27  11.46  11.65  11.84
1987    6.60   6.74   6.88   7.01   7.15   7.29   7.43   7.56   7.70   7.84
1988    6.62   6.78   6.95   7.11   7.27   7.44   7.60   7.76   7.93   8.09
1989    6.10   6.29   6.49   6.68   6.87   7.07   7.26   7.45   7.65   7.84
1990    5.59   5.74   5.90   6.05   6.20   6.36   6.51   6.66   6.82   6.97
1991    5.32   5.44   5.57   5.69   5.81   5.94   6.06   6.18   6.31   6.43
1992    1.55   1.58   1.61   1.65   1.68   1.71   1.74   1.77   1.80   1.83
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983   22.05  22.38  22.71  23.04  23.36  23.69  24.02  24.35  24.68  25.27
1984   24.25  24.72  25.20  25.68  26.15  26.63  27.11  27.58  28.06  28.76
1985   21.75  22.29  22.84  23.38  23.92  24.46  25.01  25.55  26.09  26.81
1986   12.12  12.41  12.69  12.98  13.26  13.55  13.83  14.12  14.40  14.79
1987    8.01   8.18   8.35   8.52   8.68   8.85   9.02   9.19   9.36  10.15
1988    8.29   8.48   8.68   8.87   9.07   9.26   9.46   9.65   9.85  10.79
1989    8.05   8.27   8.48   8.70   8.91   9.13   9.34   9.56   9.77  10.73
1990    7.12   7.26   7.41   7.55   7.70   7.84   7.99   8.13   8.28   9.37
1991    6.52   6.62   6.71   6.81   6.90   7.00   7.09   7.19   7.28   8.03
1992    1.85   1.88   1.90   1.93   1.95   1.98   2.00   2.02   2.05   2.21
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       -------------------------------------------------------------------
1983  25.86  26.45  27.04  27.64  28.23  28.82  29.41  30.00  30.59  31.31
1984  29.45  30.15  30.84  31.54  32.23  32.93  33.62  34.32  35.01  36.22
1985  27.52  28.24  28.96  29.68  30.39  31.11  31.83  32.54  33.26  34.62
1986  15.17  15.56  15.94  16.33  16.71  17.10  17.48  17.87  18.25  18.78
1987  10.94  11.72  12.51  13.30  14.09  14.87  15.66  16.45  16.32  16.20
1988  11.74  12.68  13.62  14.57  15.51  16.45  17.40  18.34  18.08  17.81
1989  11.69  12.66  13.62  14.58  15.54  16.51  17.47  18.43  18.21  18.00
1990  10.45  11.54  12.62  13.71  14.79  15.88  16.96  18.05  17.80  17.55
1991   8.78   9.53  10.28  11.04  11.79  12.54  13.29  14.04  13.94  13.84
1992   2.37   2.56   2.76   2.96   3.16   3.36   3.56   3.76   3.74   3.71
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    56    57     58     59     60     61     62     63     64     65
       ------------------------------------------------------------------
1983   32.03  32.75  33.47  34.19  34.90  35.62  36.34  37.06  37.78  38.50
1984   37.44  38.65  39.86  41.08  42.29  43.50  44.71  45.93  47.14  48.35
1985   35.98  37.34  38.70  40.06  41.42  42.78  44.14  45.50  46.86  48.22
1986   19.32  19.85  20.38  20.92  21.45  21.98  22.51  23.05  23.58  24.11
1987   16.07  15.94  15.82  15.69  15.57  15.44  15.31  15.19  15.06  14.93
1988   17.55  17.28  17.02  16.75  16.49  16.22  15.96  15.69  15.43  15.17
1989   17.78  17.57  17.35  17.14  16.92  16.71  16.49  16.28  16.06  15.84
1990   17.30  17.05  16.80  16.56  16.31  16.06  15.81  15.56  15.31  15.06
1991   13.74  13.64  13.54  13.44  13.34  13.24  13.14  13.04  12.94  12.84
1992    3.68   3.66   3.63   3.60   3.58   3.55   3.52   3.50   3.47   3.44
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       -------------------------------------------------------------------
1983  39.22  39.94  40.66  41.38  42.09  42.81  43.53  44.25  44.97  45.69
1984  49.57  50.78  51.99  53.21  54.42  55.63  56.84  58.06  59.27  60.48
1985  49.58  50.94  52.30  53.66  55.02  56.38  57.74  59.10  60.46  61.82
1986  24.65  25.18  25.71  26.25  26.78  27.31  27.84  28.38  28.91  29.44
1987  14.81  14.68  14.55  14.43  14.30  14.18  14.05  13.92  13.80  13.67
1988  14.90  14.64  14.37  14.11  13.84  13.58  13.31  13.05  12.78  12.52
1989  15.63  15.41  15.20  14.98  14.77  14.55  14.34  14.12  13.91  13.69
1990  14.81  14.56  14.31  14.06  13.82  13.57  13.32  13.07  12.82  12.57
1991  12.74  12.64  12.54  12.44  12.34  12.24  12.14  12.04  11.94  11.84
1992   3.42   3.39   3.36   3.34   3.31   3.28   3.26   3.23   3.20   3.18
1993    --     --     --     --     --     --     --     --     --     --
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --


UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------
YEAR         76       77        78         79           80+
       ---------------------------------------------------------------
1983        46.41    47.13     47.85      48.57        49.28
1984        61.70    62.91     64.12      65.34        66.55
1985        63.18    64.54     65.90      67.26        68.62
1986        29.98    30.51     31.04      31.58        32.11
1987        13.54    13.42     13.29      13.16        13.04
1988        12.26    11.99     11.73      11.46        11.20
1989        13.47    13.26     13.04      12.83        12.61
1990        12.32    12.07     11.82      11.57        11.32
1991        11.74    11.64     11.54      11.44        11.34
1992         3.15     3.12      3.09       3.07         3.04
1993         --       --        --         --           --
1994         --       --        --         --           --
1995         --       --        --         --           --
1996         --       --        --         --           --
1997         --       --        --         --           --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------
YEAR         0        1         2          3            4
       ---------------------------------------------------------------
1983        28.34    27.83     27.33      26.83        26.32
1984        30.54    29.89     29.23      28.57        27.92
1985        18.67    18.38     18.09      17.80        17.51
1986         6.46     6.54      6.63       6.71         6.79
1987         3.17     3.22      3.28       3.33         3.38
1988         4.19     4.11      4.02       3.93         3.85
1989         3.12     3.06      2.99       2.92         2.86
1990         1.90     1.90      1.90       1.90         1.90
1991         1.90     1.90      1.90       1.90         1.90
1992         1.90     1.90      1.90       1.90         1.90
1993         --       --        --         --           --
1994         --       --        --         --           --
1995         --       --        --         --           --
1996         --       --        --         --           --
1997         --       --        --         --           --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE     --------------------------------------------------------------------------------------
YEAR        5      6        7        8        9       10       11       12       13       14
          --------------------------------------------------------------------------------------
1983      25.82   25.32    24.81    24.31    23.81    23.30    22.80    22.31    21.82    21.34
1984      27.26   26.60    25.95    25.29    24.63    23.98    23.32    22.69    22.07    21.46
1985      17.22   16.93    16.64    16.35    16.06    15.77    15.48    15.19    14.90    14.61
1986       6.87    6.96     7.04     7.12     7.20     7.29     7.37     7.45     7.33     7.20
1987       3.43    3.49     3.54     3.59     3.64     3.70     3.75     3.80     3.76     3.71
1988       3.76    3.67     3.59     3.50     3.41     3.33     3.24     3.21     3.18     3.15
1989       2.79    2.72     2.66     2.59     2.52     2.46     2.39     2.39     2.39     2.39
1990       1.90    2.03     2.18     2.33     2.48     2.64     2.79     2.94     2.88     2.81
1991       1.90    1.90     1.90     1.90     1.90     1.90     1.90     1.90     1.90     1.90
1992       1.90    1.90     1.90     1.90     1.90     1.90     1.90     1.90     1.90     1.90
1993       --      --       --       --       --       --       --       --       --       --
1994       --      --       --       --       --       --       --       --       --       --
1995       --      --       --       --       --       --       --       --       --       --
1996       --      --       --       --       --       --       --       --       --       --
1997       --      --       --       --       --       --       --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE     -------------------------------------------------------------------------------------------------
YEAR       15     16       17       18       19       20       21       22       23       24        25
          -------------------------------------------------------------------------------------------------
1983      20.85   20.37    19.88    19.40    18.91    18.43    17.94    17.46    16.97    16.49     16.00
1984      20.85   20.23    19.62    19.01    18.39    17.78    17.17    16.55    15.94    15.33     14.71
1985      14.33   14.04    13.75    13.46    13.17    12.88    12.59    12.30    12.02    11.73     11.44
1986       7.08    6.96     6.83     6.71     6.59     6.46     6.34     6.21     6.09     5.97      5.84
1987       3.67    3.62     3.58     3.53     3.49     3.44     3.40     3.35     3.31     3.26      3.22
1988       3.13    3.10     3.07     3.04     3.01     2.98     2.95     2.92     2.90     2.87      2.84
1989       2.39    2.39     2.39     2.39     2.39     2.39     2.39     2.39     2.39     2.39      2.39
1990       2.75    2.69     2.63     2.56     2.50     2.44     2.37     2.31     2.25     2.22      2.30
1991       1.90    1.90     1.90     1.90     1.90     1.90     1.98     2.06     2.14     2.22      2.30
1992       1.90    1.90     1.90     1.90     1.90     1.90     1.98     2.06     2.14     2.22      2.30
1993       --      --       --       --       --       --       --       --       --       --         --
1994       --      --       --       --       --       --       --       --       --       --         --
1995       --      --       --       --       --       --       --       --       --       --         --
1996       --      --       --       --       --       --       --       --       --       --         --
1997       --      --       --       --       --       --       --       --       --       --         --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR   26     27     28     29     30     31     32     33     34     35
       ---------------------------------------------------------------------
1983   15.52  16.10  16.68  17.27  17.85  18.43  19.01  19.60  20.18  20.76
1984   14.10  14.72  15.35  15.97  16.59  17.22  17.84  18.46  19.09  19.71
1985   11.15  11.62  12.10  12.57  13.05  13.52  14.00  14.47  14.95  15.42
1986    5.72   5.93   6.15   6.36   6.57   6.79   7.00   7.21   7.43   7.64
1987    3.17   3.29   3.41   3.53   3.65   3.78   3.90   4.02   4.14   4.26
1988    2.81   2.92   3.04   3.15   3.27   3.38   3.50   3.61   3.73   3.84
1989    2.39   2.51   2.63   2.75   2.87   2.99   3.11   3.23   3.35   3.47
1990    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1991    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1992    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1993     --     --     --     --     --     --     --     --     --     --
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR   36     37     38     39     40     41     42     43     44     45
       ---------------------------------------------------------------------
1983   22.01  23.26  24.51  25.76  27.00  28.25  29.50  30.75  32.00  34.01
1984   21.02  22.33  23.63  24.94  26.25  27.56  28.86  30.17  31.48  34.07
1985   16.66  17.90  19.14  20.38  21.62  22.86  24.10  25.34  26.58  28.90
1986    8.21   8.79   9.36   9.94  10.51  11.09  11.66  12.24  12.81  13.83
1987    4.53   4.81   5.08   5.36   5.63   5.91   6.18   6.46   6.73   7.48
1988    4.09   4.35   4.60   4.85   5.11   5.36   5.61   5.87   6.12   6.89
1989    3.71   3.94   4.18   4.41   4.65   4.88   5.12   5.35   5.59   6.35
1990    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1991    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1992    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1993     --     --     --     --     --     --     --     --     --     --
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR   46     47     48     49     50     51     52     53     54     55
       ---------------------------------------------------------------------
1983   36.02  38.04  40.05  42.06  44.07  46.08  48.10  50.11  52.12  58.80
1984   36.66  39.25  41.84  44.43  47.01  49.60  52.19  54.78  57.37  63.62
1985   31.22  33.54  35.86  38.18  40.49  42.81  45.13  47.45  49.77  55.20
1986   14.85  15.87  16.89  17.91  18.93  19.95  20.97  21.99  23.01  26.29
1987    8.22   8.97   9.71  10.46  11.20  11.95  12.69  13.44  14.79  16.15
1988    7.66   8.44   9.21   9.98  10.75  11.53  12.30  13.07  14.81  16.54
1989    7.12   7.88   8.64   9.41  10.17  10.93  11.70  12.46  14.25  16.04
1990    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.99  10.21
1991    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1992    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1993     --     --     --     --     --     --     --     --     --     --
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR     56    57     58     59     60      61      62      63      64      65
       -------------------------------------------------------------------------
1983   65.48  72.17  78.85  85.53  92.21   98.89  105.58  112.26  118.94  125.63
1984   69.88  76.13  82.39  88.64  94.89  101.15  107.40  113.66  119.91  126.16
1985   60.63  66.06  71.49  76.92  82.35   87.78   93.21   98.64  104.07  109.50
1986   29.56  32.84  36.12  39.40  42.67   45.95   49.23   52.50   55.78   59.06
1987   17.50  18.86  20.21  21.57  22.92   24.28   25.63   26.99   28.34   29.69
1988   18.28  20.02  21.76  23.49  25.23   26.97   28.71   30.44   32.18   33.92
1989   17.83  19.62  21.41  23.19  24.98   26.77   28.56   30.35   32.14   33.93
1990   11.42  12.63  13.84  15.06  16.27   17.48   18.69   19.91   21.12   22.33
1991    9.68  10.22  11.60  12.98  14.36   15.74   17.11   18.49   19.87   21.25
1992    9.68  10.16  10.63  11.10  11.85   12.99   14.13   15.26   16.40   17.54
1993      --     --     --     --     --      --      --      --      --      --
1994      --     --     --     --     --      --      --      --      --      --
1995      --     --     --     --     --      --      --      --      --      --
1996      --     --     --     --     --      --      --      --      --      --
1997      --     --     --     --     --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR     66      67      68      69      70      71      72      73      74      75
       ------------------------------------------------------------------------------
1983   132.33  139.02  145.71  152.41  159.10  165.79  172.48  179.18  185.87  192.56
1984   132.42  138.67  144.93  151.18  157.43  163.69  169.94  176.20  182.45  188.70
1985   114.93  120.36  125.79  131.22  136.65  142.08  147.51  152.94  158.37  163.80
1986    62.33   65.61   68.89   72.17   75.44   78.72   82.00   85.27   88.55   91.83
1987    31.05   32.40   33.76   35.11   36.47   37.82   39.18   40.53   41.89   43.24
1988    35.65   37.39   39.13   40.87   42.60   44.34   46.08   47.82   49.55   51.29
1989    35.72   37.51   39.30   41.09   42.87   44.66   46.45   48.24   50.03   51.82
1990    23.55   24.76   25.97   27.19   28.40   29.62   30.83   32.04   33.26   34.47
1991    22.63   24.00   25.38   26.76   28.14   29.52   30.89   32.27   33.65   35.03
1992    18.67   19.81   20.95   22.09   23.22   24.36   25.50   26.64   27.77   28.91
1993       --      --      --      --      --      --      --      --      --      --
1994       --      --      --      --      --      --      --      --      --      --
1995       --      --      --      --      --      --      --      --      --      --
1996       --      --      --      --      --      --      --      --      --      --
1997       --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPLX83, FPLX87

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                        ISSUE AGE
ISSUE  ------------------------------------------
YEAR      76      77       78       79       80
       ------------------------------------------
1983   199.26   205.95   212.64   219.34   226.03
1984   194.96   201.21   207.47   213.72   219.97
1985   169.23   174.66   180.09   185.52   190.95
1986    95.10    98.38   101.66   104.94   108.21
1987    44.59    45.95    47.30    48.66    50.01
1988    53.03    54.76    56.50    58.24    59.98
1989    53.61    55.40    57.19    58.98    60.77
1990    35.68    36.90    38.11    39.32    40.54
1991    36.41    37.78    39.16    40.54    41.92
1992    30.05    31.19    32.32    33.46    34.60
1993      --        --       --       --       --
1994      --        --       --       --       --
1995      --        --       --       --       --
1996      --        --       --       --       --
1997      --        --       --       --       --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS -- SCORE 3 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE

                              ISSUE AGE
ISSUE   ----------------------------------------------------
YEAR        0         1          2          3          4
        ----------------------------------------------------
1983        --        --         --         --         --
1984        --        --         --         --         --
1985      30.17     30.18      30.19      30.19      30.20
1986      17.76     17.71      17.66      17.61      17.57
1987       9.15      9.21       9.28       9.34       9.40
1988      12.18     12.17      12.16      12.14      12.13
1989       9.96     10.03      10.10      10.17      10.24
1990       9.22      9.24       9.26       9.28       9.30
1991      11.39     11.31      11.23      11.14      11.06
1992       2.79      2.80       2.82       2.83       2.84
1993       0.32      0.32       0.32       0.32       0.32
1994        --        --         --         --         --
1995        --        --         --         --         --
1996        --        --         --         --         --
1997        --        --         --         --         --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------
YEAR      5      6       7       8       9      10      11      12      13      14
       ----------------------------------------------------------------------------
1983     --      --      --      --      --      --      --      --      --      --
1984     --      --      --      --      --      --      --      --      --      --
1985   30.21   30.22   30.23   30.24   30.25   30.26   30.26   30.27   30.28   30.29
1986   17.52   17.47   17.42   17.38   17.33   17.28   17.23   17.19   17.14   17.09
1987    9.47    9.53    9.59    9.66    9.72    9.79    9.85    9.91    9.98   10.04
1988   12.11   12.10   12.09   12.07   12.06   12.05   12.03   12.02   12.00   11.99
1989   10.31   10.38   10.45   10.52   10.59   10.66   10.73   10.80   10.87   10.94
1990    9.32    9.34    9.36    9.38    9.40    9.42    9.44    9.46    9.48    9.50
1991   10.98   10.90   10.82   10.74   10.66   10.58   10.49   10.41   10.33   10.25
1992    2.85    2.86    2.87    2.88    2.89    2.91    2.92    2.93    2.94    2.95
1993    0.33    0.33    0.33    0.33    0.33    0.33    0.33    0.33    0.33    0.34
1994     --      --      --      --      --      --      --      --      --      --
1995     --      --      --      --      --      --      --      --      --      --
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------------------
YEAR     15     16      17      18      19      20      21      22      23      24      25
       -------------------------------------------------------------------------------------
1983     --      --      --      --      --      --      --      --      --      --      --
1984     --      --      --      --      --      --      --      --      --      --      --
1985   30.30   30.31   30.32   30.32   30.33   30.34   30.35   30.36   30.37   30.37   30.38
1986   17.04   17.00   16.95   16.90   16.86   16.81   16.76   16.72   16.67   16.62   16.58
1987   10.10   10.17   10.23   10.29   10.36   10.42   10.48   10.55   10.61   10.67   10.74
1988   11.98   11.96   11.95   11.94   11.92   11.91   11.90   11.88   11.87   11.86   11.84
1989   11.01   11.08   11.15   11.22   11.29   11.36   11.43   11.50   11.57   11.64   11.71
1990    9.52    9.54    9.56    9.58    9.60    9.63    9.65    9.67    9.69    9.71    9.73
1991   10.17   10.09   10.00    9.92    9.84    9.76    9.67    9.59    9.51    9.43    9.34
1992    2.97    3.00    3.02    3.04    3.07    3.09    3.11    3.14    3.16    3.18    3.21
1993    0.34    0.34    0.34    0.34    0.35    0.35    0.35    0.35    0.36    0.36    0.36
1994     --      --      --      --      --      --      --      --      --      --      --
1995     --      --      --      --      --      --      --      --      --      --      --
1996     --      --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS -- SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -----------------------------------------------------------------------------
YEAR     26     27      28      29      30      31      32      33      34      35
       -----------------------------------------------------------------------------
1983     --      --      --      --      --      --      --      --      --      --
1984     --      --      --      --      --      --      --      --      --      --
1985   30.39   30.24   30.10   29.95   29.80   29.65   29.51   29.36   29.21   29.66
1986   16.53   16.66   16.79   16.92   17.05   17.17   17.30   17.43   17.56   17.69
1987   10.80   10.88   10.97   11.05   11.14   11.22   11.30   11.39   11.47   11.49
1988   11.83   11.94   12.04   12.15   12.25   12.36   12.46   12.57   12.67   12.76
1989   11.78   11.89   12.01   12.12   12.24   12.35   12.46   12.58   12.69   12.78
1990    9.75    9.89   10.03   10.17   10.32   10.46   10.60   10.74   10.88   10.95
1991    9.26    9.37    9.47    9.58    9.69    9.79    9.90   10.00   10.11   10.15
1992    3.23    3.26    3.28    3.31    3.33    3.36    3.38    3.41    3.43    3.48
1993    0.36    0.37    0.37    0.37    0.37    0.38    0.38    0.38    0.38    0.39
1994     --      --      --      --      --      --      --      --      --      --
1995     --      --      --      --      --      --      --      --      --      --
1996     --      --      --      --      --      --      --      --      --      --
1997     --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   30.11  30.56  31.01  31.46  31.90  32.35  32.80  33.25  33.70  33.63
1986   17.82  17.94  18.07  18.20  18.33  18.46  18.58  18.71  18.84  19.00
1987   11.52  11.54  11.56  11.59  11.61  11.63  11.65  11.68  11.70  11.85
1988   12.85  12.94  13.03  13.12  13.20  13.29  13.38  13.47  13.56  13.70
1989   12.87  12.97  13.06  13.15  13.24  13.33  13.43  13.52  13.61  13.77
1990   11.02  11.10  11.17  11.24  11.31  11.38  11.46  11.53  11.60  11.71
1991   10.20  10.24  10.28  10.33  10.37  10.41  10.45  10.50  10.54  10.79
1992    3.52   3.57   3.62   3.67   3.71   3.76   3.81   3.85   3.90   4.06
1993    0.39   0.40   0.40   0.41   0.41   0.42   0.42   0.43   0.43   0.45
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   33.56  33.48  33.41  33.34  33.27  33.19  33.12  33.05  32.98  32.90
1986   19.16  19.33  19.49  19.65  19.81  19.97  20.14  20.30  20.46  20.94
1987   11.99  12.14  12.28  12.43  12.58  12.72  12.87  13.01  13.16  13.40
1988   13.83  13.97  14.10  14.24  14.37  14.51  14.64  14.78  14.91  15.86
1989   13.94  14.10  14.27  14.43  14.59  14.76  14.92  15.09  15.25  15.71
1990   11.82  11.94  12.05  12.16  12.27  12.38  12.50  12.61  12.72  13.01
1991   11.03  11.28  11.52  11.77  12.01  12.26  12.50  12.75  12.99  14.07
1992    4.22   4.38   4.54   4.70   4.85   5.01   5.17   5.33   5.49   5.65
1993    0.46   0.48   0.50   0.51   0.53   0.55   0.57   0.58   0.60   0.62
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   32.83  32.76  32.69  32.61  32.54  32.47  32.40  32.32  32.25  32.18
1986   21.43  21.91  22.40  22.88  23.36  23.85  24.33  24.81  25.30  25.78
1987   13.63  13.87  14.10  14.34  14.58  14.81  15.05  15.29  15.52  15.76
1988   16.81  17.76  18.71  19.66  20.61  21.56  22.51  23.46  24.41  25.36
1989   16.17  16.63  17.09  17.55  18.01  18.48  18.94  19.40  19.86  20.32
1990   13.31  13.60  13.90  14.19  14.48  14.78  15.07  15.36  15.66  15.95
1991   15.14  16.22  17.29  18.37  19.44  20.52  21.59  22.67  23.74  24.82
1992    5.81   5.97   6.13   6.29   6.45   6.60   6.76   6.92   7.08   7.24
1993    0.63   0.65   0.67   0.69   0.70   0.72   0.74   0.76   0.77   0.79
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL 87, FPAL 85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   32.10  32.03  31.96  31.89  31.81  31.74  31.67  31.60  31.52  31.45
1986   26.27  26.75  27.23  27.72  28.20  28.69  29.17  29.65  30.14  30.62
1987   15.99  16.23  16.47  16.70  16.94  17.17  17.41  17.65  17.88  18.12
1988   26.31  27.26  28.21  29.16  30.11  31.06  32.01  32.96  33.91  34.86
1989   20.78  21.24  21.70  22.16  22.62  23.08  23.54  24.00  24.47  24.93
1990   16.25  16.54  16.83  17.13  17.42  17.72  18.01  18.30  18.60  18.89
1991   25.89  26.97  28.05  29.12  30.20  31.27  32.35  33.42  34.50  35.57
1992    7.40   7.56   7.72   7.88   8.04   8.20   8.36   8.52   8.67   8.83
1993    0.81   0.83   0.84   0.86   0.88   0.90   0.91   0.93   0.95   0.97
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                   ISSUE AGE
ISSUE  ---------------------------------
YEAR    76     77     78     79     80+
       ---------------------------------
1983     --     --     --     --     --
1984     --     --     --     --     --
1985   31.38  31.30  31.23  31.16  31.09
1986   31.10  31.59  32.07  32.56  33.04
1987   18.36  18.59  18.83  19.06  19.30
1988   35.81  36.76  37.71  38.66  39.61
1989   25.39  25.85  26.31  26.77  27.23
1990   19.18  19.48  19.77  20.07  20.36
1991   36.65  37.72  38.80  39.87  40.95
1992    8.99   9.15   9.31   9.47   9.63
1993    0.98   1.00   1.02   1.04   1.05
1994     --    --     --     --     --
1995     --    --     --     --     --
1996     --    --     --     --     --
1997     --    --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                  ISSUE AGE
ISSUE  ---------------------------------
YEAR    0      1      2      3      4
       ---------------------------------
1983     --     --     --     --     --
1984     --     --     --     --     --
1985   20.07  20.19  20.30  20.42  20.53
1986    8.74   8.92   9.11   9.29   9.47
1987    5.93   5.95   5.97   5.99   6.02
1988    6.56   6.58   6.60   6.61   6.63
1989    5.31   5.35   5.38   5.42   5.45
1990    3.05   3.13   3.20   3.28   3.35
1991    3.26   3.28   3.30   3.31   3.33
1992    1.90   1.90   1.90   1.90   1.90
1993    1.90   1.90   1.90   1.90   1.90
1994     --    --     --     --     --
1995     --    --     --     --     --
1996     --    --     --     --     --
1997     --    --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    5      6      7      8      9      10     11     12     13     14
       --------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985   20.65  20.76  20.88  20.99  21.11  21.22  21.34  21.45  21.57  21.68
1986    9.65   9.83  10.01  10.19  10.37  10.56  10.74  10.92  11.10  11.28
1987    6.04   6.06   6.08   6.11   6.13   6.15   6.17   6.20   6.22   6.24
1988    6.64   6.66   6.68   6.69   6.71   6.73   6.74   6.76   6.77   6.79
1989    5.49   5.52   5.56   5.59   5.63   5.66   5.70   5.73   5.77   5.80
1990    3.43   3.50   3.58   3.65   3.73   3.80   3.88   3.95   4.03   4.10
1991    3.35   3.37   3.39   3.41   3.43   3.45   3.46   3.48   3.50   3.52
1992    1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1993    1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR    15    16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --     --
1985   21.85  22.01  22.18  22.34  22.51  22.68  22.84  23.01  23.17  23.34  23.50
1986   11.46  11.65  11.83  12.01  12.19  12.38  12.56  12.74  12.92  13.11  13.29
1987    6.26   6.29   6.31   6.33   6.35   6.38   6.40   6.42   6.44   6.47   6.49
1988    6.81   6.82   6.84   6.85   6.87   6.89   6.90   6.92   6.93   6.95   6.96
1989    5.84   5.87   5.91   5.95   5.98   6.02   6.06   6.09   6.13   6.17   6.20
1990    4.18   4.25   4.33   4.40   4.48   4.55   4.63   4.70   4.78   4.85   4.93
1991    3.54   3.56   3.58   3.59   3.61   3.63   3.65   3.67   3.69   3.70   3.72
1992    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1993    1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1994     --     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    26      27       28       29       30       31      32       33       34      35
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --      --      --
1984    --      --       --       --       --       --       --       --      --      --
1985   23.67   24.04    24.41    24.78    25.15    25.52    25.89    26.26   26.63   29.62
1986   13.47   14.01    14.56    15.10    15.64    16.18    16.73    17.27   17.81   18.97
1987    6.51    6.85     7.19     7.52     7.86     8.20     8.54     8.87    9.21    9.85
1988    6.98    7.33     7.68     8.02     8.37     8.72     9.07     9.41    9.76   10.35
1989    6.24    6.53     6.82     7.11     7.40     7.68     7.97     8.26    8.55    9.12
1990    5.00    5.25     5.50     5.75     6.00     6.25     6.50     6.75    7.00    7.33
1991    3.74    3.87     3.99     4.12     4.25     4.37     4.50     4.62    4.75    5.28
1992    2.38    2.46     2.54     2.62     2.70     2.84     2.99     3.14    3.29    3.44
1993    2.38    2.46     2.54     2.62     2.70     2.84     2.99     3.14    3.29    3.44
1994    --      --       --       --       --       --       --       --      --      --
1995    --      --       --       --       --       --       --       --      --      --
1996    --      --       --       --       --       --       --       --      --      --
1997    --      --       --       --       --       --       --       --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    36      37       38       39       40       41      42       43      44       45
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --      --      --
1984    --      --       --       --       --       --       --       --      --      --
1985   32.60   35.59    38.58    41.57    44.55    47.54    50.53    53.51   56.50   61.54
1986   20.13   21.29    22.45    23.61    24.76    25.92    27.08    28.24   29.40   31.66
1987   10.49   11.14    11.78    12.42    13.06    13.70    14.35    14.99   15.63   16.75
1988   10.93   11.52    12.10    12.69    13.28    13.86    14.45    15.03   15.62   16.69
1989    9.69   10.26    10.83    11.40    11.97    12.54    13.11    13.68   14.25   15.33
1990    7.67    8.00     8.33     8.67     9.00     9.33     9.66    10.00   10.33   11.19
1991    5.81    6.34     6.87     7.40     7.92     8.45     8.98     9.51   10.04   12.17
1992    3.59    3.74     3.89     4.04     4.19     4.45     4.72     4.99    5.25    5.52
1993    3.59    3.74     3.89     4.04     4.19     4.45     4.72     4.99    5.25    5.52
1994    --      --       --       --       --       --       --       --      --      --
1995    --      --       --       --       --       --       --       --      --      --
1996    --      --       --       --       --       --       --       --      --      --
1997    --      --       --       --       --       --       --       --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                             ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------
YEAR    46      47       48       49       50       51      52       53       54       55
       -----------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --      --      --      --
1984    --      --       --       --       --       --       --      --      --      --
1985   66.57   71.61    76.64    81.68    86.72    91.75    96.79   101.82  106.86  111.90
1986   33.92   36.19    38.45    40.71    42.97    45.23    47.50    49.76   52.02   56.10
1987   17.86   18.98    20.09    21.21    22.33    23.44    24.56    25.67   26.79   30.13
1988   17.77   18.84    19.92    20.99    22.06    23.14    24.21    25.29   26.36   30.79
1989   16.41   17.49    18.57    19.66    20.74    21.82    22.90    23.98   25.06   27.90
1990   12.04   12.90    13.76    14.62    15.47    16.33    17.19    18.04   18.90   21.75
1991   14.30   16.43    18.56    20.69    22.81    24.94    27.07    29.20   31.33   31.79
1992    6.27    7.04     7.81     8.58     9.34    10.11    10.88    11.64   12.41   13.18
1993    5.79    6.05     6.32     6.58     6.85     7.32     7.79     8.27    8.74    9.21
1994    --      --       --       --       --       --       --      --      --      --
1995    --      --       --       --       --       --       --      --      --      --
1996    --      --       --       --       --       --       --      --      --      --
1997    --      --       --       --       --       --       --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------------
YEAR    56      57        58      59       60       61       62      63      64     65
       ----------------------------------------------------------------------------------
1983    --       --       --      --       --       --       --      --      --      --
1984    --       --       --      --       --       --       --      --      --      --
1985   116.93  121.97   127.01  132.04   137.08   142.12   147.16  152.19  157.23  162.27
1986    60.18   64.27    68.35   72.43    76.51    80.60    84.68   88.76   92.84   96.93
1987    33.47   36.81    40.16   43.50    46.84    50.18    53.52   56.86   60.21   63.55
1988    35.22   39.65    44.07   48.50    52.93    57.36    61.79   66.22   70.64   75.07
1989    30.73   33.57    36.40   39.24    42.08    44.91    47.75   50.59   53.42   56.26
1990    24.61   27.46    30.31   33.17    36.02    38.87    41.72   44.58   47.43   50.28
1991    32.25   32.71    33.18   33.64    34.10    34.56    35.02   35.48   35.95   36.41
1992    13.95   14.71    15.48   16.25    17.02    17.78    18.55   19.32   20.09   20.85
1993     9.68   10.16    10.63   11.10    11.57    12.34    13.10   13.86   14.62   15.39
1994    --       --       --      --       --       --       --      --      --      --
1995    --       --       --      --       --       --       --      --      --      --
1996    --       --       --      --       --       --       --      --      --      --
1997    --       --       --      --       --       --       --      --      --      --

Universal Life Inforce
Plans: FPAL87, FPAL85
Performance Claims - Score 3 Relief

Relief per $1,000 Base Policy Face Amount

                                       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------------
YEAR    66      67       68       69       70       71       72      73      74     75
       ----------------------------------------------------------------------------------
1983    --       --       --      --       --       --       --      --      --      --
1984    --       --       --      --       --       --       --      --      --      --
1985   167.30  172.34   177.38  182.41   187.45   192.49   197.52  202.56  207.60  212.64
1986   101.01  105.09   109.17  113.25   117.34   121.42   125.50  129.58  133.67  137.75
1987    66.89   70.23    73.57   76.91    80.25    83.60    86.94   90.28   93.62   96.96
1988    79.50   83.93    88.36   92.79    97.22   101.64   106.07  110.50  114.93  119.36
1989    59.09   61.93    64.77   67.60    70.44    73.27    76.11   78.95   81.78   84.62
1990    53.14   55.99    58.84   61.70    64.55    67.40    70.26   73.11   75.96   78.81
1991    36.87   37.33    37.79   38.25    38.71    39.18    39.64   40.10   40.56   41.02
1992    21.62   22.39    23.16   23.93    24.69    25.46    26.23   27.00   27.76   28.53
1993    16.15   16.91    17.67   18.44    19.20    19.96    20.72   21.49   22.25   23.01
1994    --       --       --      --       --       --       --      --      --      --
1995    --       --       --      --       --       --       --      --      --      --
1996    --       --       --      --       --       --       --      --      --      --
1997    --       --       --      --       --       --       --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: FPAL87, FPAL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                     ISSUE AGE
ISSUE  -----------------------------------------
YEAR     76      77       78      79       80+
       -----------------------------------------
1983    --       --       --      --       --
1984    --       --       --      --       --
1985   217.67  222.71   227.75  232.78   237.82
1986   141.83  145.91   150.00  154.08   158.16
1987   100.30  103.65   106.99  110.33   113.67
1988   123.79  128.21   132.64  137.07   141.50
1989    87.46   90.29    93.13   95.96    98.80
1990    81.67   84.52    87.37   90.23    93.08
1991    41.48   41.95    42.41   42.87    43.33
1992    29.30   30.07    30.83   31.60    32.37
1993    23.77   24.54    25.30   26.06    26.82
1994    --       --       --      --       --
1995    --       --       --      --       --
1996    --       --       --      --       --
1997    --       --       --      --       --

UNIVERSAL LIFE INFORCE
PLAN FPLX89
ACCELERATED PAYMENT CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                 ISSUE AGE
ISSUE  ---------------------------------
YEAR     0     1      2      3      4
       ---------------------------------
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989   1.20  1.41   1.61   1.82   2.02
1990   0.65  0.85   1.04   1.24   1.43
1991   4.05  4.10   4.15   4.20   4.25
1992   0.97  0.98   0.98   0.99   1.00
1993   0.01  0.01   0.01   0.01   0.01
1994   0.01  0.01   0.01   0.01   0.01
1995   0.12  0.12   0.12   0.12   0.12
1996   0.01  0.01   0.01   0.01   0.01
1997   0.01  0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR      5    6      7      8      9     10     11     12     13     14
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989   2.23  2.44   2.69   2.93   3.18   3.42   3.67   3.91   4.16   4.40
1990   1.63  1.82   2.02   2.21   2.42   2.65   2.88   3.12   3.35   3.58
1991   4.30  4.35   4.39   4.44   4.49   4.54   4.59   4.64   4.69   4.74
1992   1.00  1.01   1.02   1.02   1.03   1.04   1.04   1.05   1.06   1.06
1993   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1994   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.12  0.12   0.12   0.12   0.13   0.13   0.13   0.13   0.13   0.13
1996   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR    15    16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989   4.65  4.89   5.14   5.38   5.63   5.87   6.12   6.36   6.61   6.85   7.10
1990   3.81  4.05   4.28   4.51   4.74   4.98   5.21   5.44   5.67   5.91   6.14
1991   4.78  4.83   4.88   4.93   4.98   5.03   5.07   5.12   5.17   5.22   5.26
1992   1.07  1.08   1.08   1.09   1.10   1.11   1.11   1.12   1.13   1.14   1.14
1993   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1994   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.13  0.13   0.13   0.13   0.13   0.13   0.13   0.14   0.14   0.14   0.14
1996   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                 ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989   7.34  7.58   7.82   8.06   8.30   8.55   8.79   9.03   9.27   9.51
1990   6.37  6.62   6.88   7.13   7.38   7.64   7.89   8.14   8.40   8.65
1991   5.31  5.54   5.78   6.01   6.25   6.48   6.72   6.95   7.19   7.42
1992   1.15  1.20   1.26   1.31   1.36   1.42   1.47   1.52   1.58   1.63
1993   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1994   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.14  0.14   0.15   0.16   0.16   0.17   0.18   0.18   0.19   0.19
1996   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.01  0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                                ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        36       37       38       39       40       41       42       43       44       45
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989        9.72     9.93    10.13     10.34   10.55    10.76    10.96    11.17    11.38   11.68

1990        8.88     9.11     9.33      9.56    9.79    10.02    10.24    10.47    10.70   10.95

1991        7.52     7.62     7.73      7.83    7.93     8.03     8.14     8.24     8.34    8.52

1992        1.75     1.87     2.00      2.12    2.24     2.36     2.49     2.61     2.73    2.81

1993        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1994        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1995        0.21     0.22     0.24      0.25    0.26     0.28     0.29     0.31     0.32    0.33

1996        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1997        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01


UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                                 ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        46       47       48       49       50       51       52       53       54       55
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989       11.98    12.28    12.58     12.88   13.18    13.48    13.78    14.08    14.38   14.56

1990       11.20    11.45    11.70     11.95   12.20    12.45    12.70    12.95    13.20   13.27

1991        8.71     8.89     9.07      9.26    9.44     9.62     9.80     9.99    10.17   10.32

1992        2.89     2.97     3.05      3.14    3.22     3.30     3.38     3.46     3.54    3.69

1993        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1994        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1995        0.34     0.35     0.36      0.37    0.38     0.39     0.40     0.41     0.41    0.43

1996        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1997        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01


UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                                 ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        56       57       58       59       60       61       62       63       64       65
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989       14.74    14.92    15.10     15.29   15.47    15.65    15.83    16.01    16.19   16.37

1990       13.35    13.42    13.49     13.57   13.64    13.71    13.78    13.86    13.93   14.00

1991       10.47    10.62    10.77     10.93   11.08    11.23    11.38    11.53    11.68   11.83

1992        3.83     3.98     4.13      4.28    4.42     4.57     4.72     4.86     5.01    5.16

1993        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1994        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1995        0.45     0.47     0.48      0.50    0.52     0.54     0.55     0.57     0.59    0.60

1996        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1997        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01


UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE



                                                 ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        66       67       68       69       70       71       72       73       74       75
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989       16.55    16.73    16.91     17.10   17.28    17.46    17.64    17.82    18.00   18.18

1990       14.08    14.15    14.22     14.30   14.37    14.44    14.51    14.59    14.66   14.73

1991       11.98    12.13    12.28     12.44   12.59    12.74    12.89    13.04    13.19   13.34

1992        5.30     5.45     5.60      5.75    5.89     6.04     6.19     6.33     6.48    6.63

1993        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1994        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1995        0.62     0.64     0.66      0.67    0.69     0.71     0.73     0.74     0.76    0.78

1996        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01

1997        0.01     0.01     0.01      0.01    0.01     0.01     0.01     0.01     0.01    0.01


UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


       -------------------------------------
       ISSUE AGE
ISSUE  -------------------------------------
YEAR    76      77      78      79      80+
       -------------------------------------
1983    --      --      --      --      --
1984    --      --      --      --      --
1985    --      --      --      --      --
1986    --      --      --      --      --
1987    --      --      --      --      --
1988    --      --      --      --      --
1989   18.36   18.54   18.72   18.91   19.09
1990   14.81   14.88   14.95   15.03   15.10
1991   13.49   13.64   13.79   13.95   14.10
1992    6.77    6.92    7.07    7.22    7.36
1993    0.01    0.01    0.01    0.01    0.01
1994    0.01    0.01    0.01    0.01    0.01
1995    0.79    0.81    0.83    0.85    0.86
1996    0.01    0.01    0.01    0.01    0.01
1997    0.01    0.01    0.01    0.01    0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

       -----------------------------------------
       ISSUE AGE
ISSUE  -----------------------------------------
YEAR     0       1        2        3        4
       -----------------------------------------
1983    --       --       --       --       --
1984    --       --       --       --       --
1985    --       --       --       --       --
1986    --       --       --       --       --
1987    --       --       --       --       --
1988    --       --       --       --       --
1989   1.90     1.90     1.90     1.90     1.90
1990   1.90     1.90     1.90     1.90     1.90
1991   1.90     1.90     1.90     1.90     1.90
1992   1.90     1.90     1.90     1.90     1.90
1993   1.90     1.90     1.90     1.90     1.90
1994   1.90     1.90     1.90     1.90     1.90
1995   1.90     1.90     1.90     1.90     1.90
1996   1.90     1.90     1.90     1.90     1.90
1997   1.90     1.90     1.90     1.90     1.90

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF
RELIEF PER $1,000 BASE POLICY FACE AMOUNT

       -------------------------------------------------------------------
       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    5     6      7      8      9     10     11      12    13     14
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1990   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1991   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1992   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1993   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1995   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

       --------------------------------------------------------------------------
                                   ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR    15     16     17     18     19     20     21      22    23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989   1.93   1.98   2.02   2.09   2.16   2.24   2.31   2.38   2.45   2.53   2.60
1990   1.90   1.90   1.90   1.90   1.90   1.92   1.98   2.06   2.14   2.22   2.30
1991   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1992   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1993   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                    ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989   2.67  2.81   2.94   3.08   3.21   3.35   3.48   3.62   3.75   3.89
1990   2.38  2.46   2.54   2.62   2.74   2.86   2.99   3.14   3.29   3.44
1991   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1992   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1993   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1994   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997   2.38  2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    36    37     38     39     40     41     42     43     44     45
       -------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989   4.18  4.47   4.77   5.06   5.35   5.64   5.94   6.23   6.52   7.07
1990   3.63  3.89   4.14   4.39   4.65   4.90   5.15   5.41   5.66   6.12
1991   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1992   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1993   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997   3.59  3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

UNIVERSAL LIFE INFORCE
PLAN FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                  ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR    46    47     48     49     50      51     52      53      54      55
       -----------------------------------------------------------------------
1983    --    --     --     --     --      --      --      --      --      --
1984    --    --     --     --     --      --      --      --      --      --
1985    --    --     --     --     --      --      --      --      --      --
1986    --    --     --     --     --      --      --      --      --      --
1987    --    --     --     --     --      --      --      --      --      --
1988    --    --     --     --     --      --      --      --      --      --
1989   7.62  8.17   8.72   9.27   9.81   10.36   10.91   11.46   12.01   14.02
1990   6.57  7.03   7.48   7.94   8.39    8.85    9.30    9.76   10.21   11.79
1991   5.79  6.05   6.40   6.82   7.23    7.65    8.07    8.49    8.91   10.99
1992   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1993   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1994   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1995   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1996   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1997   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21

UNIVERSAL LIFE INFORCE
PLAN: FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   16.02  18.03  20.04  22.05  24.05  26.06  28.07  30.07  32.08  34.09
1990   13.38  14.96  16.54  18.13  19.71  21.29  22.87  24.46  26.04  27.62
1991   13.06  15.14  17.21  19.29  21.37  23.44  25.52  27.59  29.67  31.75
1992    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

UNIVERSAL LIFE INFORCE
PLAN: FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989   36.09  38.10  40.11  42.12  44.12  46.13  48.14  50.14  52.15  54.16
1990   29.21  30.79  32.37  33.96  35.54  37.12  38.70  40.29  41.87  43.45
1991   33.83  35.90  37.98  40.06  42.14  44.22  46.29  48.37  50.45  52.53
1992   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1993   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1994   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1995   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1996   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1997   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01

UNIVERSAL LIFE INFORCE
PLAN: FPLX89
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  ----------------------------------
YEAR    76     77     78     79     80+
       ----------------------------------
1983    --     --     --     --     --
1984    --     --     --     --     --
1985    --     --     --     --     --
1986    --     --     --     --     --
1987    --     --     --     --     --
1988    --     --     --     --     --
1989   56.16  58.17  60.18  62.19  64.19
1990   45.04  46.62  48.20  49.79  51.37
1991   54.61  56.68  58.76  60.84  62.92
1992   23.77  24.54  25.30  26.06  26.82
1993   23.77  24.54  25.30  26.06  26.82
1994   23.77  24.54  25.30  26.06  26.82
1995   23.77  24.54  25.30  26.06  26.82
1996   23.77  24.54  25.30  26.06  26.82
1997   23.77  24.54  25.30  26.06  26.82

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF

        RELIEF AS PERCENT OF ACCOUNT VALUE

                    ISSUE AGE
ISSUE  -----------------------------------
YEAR    0       1       2      3      4
       -----------------------------------
1983     --      --      --     --     --
1984     --      --      --     --     --
1985     --      --      --     --     --
1986     --      --      --     --     --
1987     --      --      --     --     --
1988     --      --      --     --     --
1989     --      --      --     --     --
1990   10.84   10.53   10.22   9.91   9.59
1991    5.80    5.73    5.65   5.58   5.51
1992    4.43    4.25    4.08   3.90   3.72
1993    0.04    0.05    0.05   0.06   0.06
1994    0.01    0.01    0.01   0.01   0.01
1995    0.14    0.13    0.13   0.13   0.13
1996    0.01    0.01    0.01   0.01   0.01
1997    0.18    0.18    0.17   0.17   0.16

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    5      6      7      8      9      10     11     12     13     14
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   9.28   8.97   8.66   8.35   8.04   7.73   7.42   7.11   6.80   6.48
1991   5.43   5.36   5.28   5.21   5.14   5.06   4.99   4.91   4.84   4.77
1992   3.55   3.37   3.20   3.02   2.84   2.67   2.49   2.32   2.14   1.96
1993   0.07   0.08   0.08   0.09   0.10   0.10   0.11   0.12   0.12   0.13
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.13   0.12   0.12   0.12   0.12   0.12   0.11   0.11   0.11   0.11
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.16   0.15   0.15   0.14   0.14   0.13   0.13   0.12   0.12   0.11

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR    15     16     17     18     19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --     --
1990   6.17   5.86   5.55   5.24   5.34   5.44   5.54   5.64   5.74   5.84   5.94
1991   4.69   4.62   4.54   4.47   4.57   4.67   4.77   4.87   4.96   5.06   5.16
1992   1.79   1.61   1.44   1.26   1.29   1.32   1.34   1.37   1.40   1.43   1.45
1993   0.13   0.14   0.15   0.15   0.16   0.17   0.18   0.19   0.21   0.22   0.23
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.11   0.10   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.11   0.11
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.11   0.10   0.10   0.09   0.09   0.08   0.08   0.07   0.07   0.06   0.06

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990   6.04   6.14   6.36   6.58   6.80   7.03   7.25   7.47   7.69   7.86
1991   5.26   5.36   5.54   5.73   5.91   6.09   6.27   6.46   6.64   6.78
1992   1.48   1.51   1.66   1.82   1.97   2.12   2.27   2.43   2.58   2.60
1993   0.24   0.25   0.30   0.36   0.41   0.46   0.51   0.57   0.62   0.61
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.11   0.12   0.12   0.13   0.13   0.14   0.14   0.15   0.15   0.16
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.05   0.05   0.04   0.04   0.03   0.03   0.02   0.02   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT AS ACCOUNT VALUE


          ISSUE AGE
ISSUE     --------------------------------------------------------------------------------------------------------
YEAR         36           37        38        39        40        41        42         43         44         45
------------------------------------------------------------------------------------------------------------------

1983           _            _         _         _         _         _         _          _          _          _
1984           _            _         _         _         _         _         _          _          _          _
1985           _            _         _         _         _         _         _          _          _          _
1986           _            _         _         _         _         _         _          _          _          _
1987           _            _         _         _         _         _         _          _          _          _
1988           _            _         _         _         _         _         _          _          _          _
1989           _            _         _         _         _         _         _          _          _          _
1990        8.03         8.21      8.38      8.55      8.72      8.89      9.07       9.24       9.41       9.66
1991        6.92         7.06      7.20      7.34      7.47      7.61      7.75       7.89       8.03       8.23
1992        2.62         2.65      2.67      2.69      2.71      2.73      2.76       2.78       2.80       2.96
1993        0.59         0.58      0.56      0.55      0.53      0.52      0.50       0.49       0.47       0.50
1994        0.01         0.01      0.01      0.01      0.01      0.01      0.01       0.01       0.01       0.01
1995        0.16         0.16      0.17      0.17      0.17      0.17      0.18       0.18       0.18       0.19
1996        0.01         0.01      0.01      0.01      0.01      0.01      0.01       0.01       0.01       0.01
1997        0.01         0.01      0.01      0.02      0.02      0.02      0.02       0.02       0.02       0.02

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF



          RELIEF AS PERCENT OF ACCOUNT VALUE

          ISSUE AGE
ISSUE     --------------------------------------------------------------------------------------------------------
YEAR         46          47        48        49        50        51        52         53         54         55
------------------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _
1984            _          _         _         _         _         _          _          _          _          _
1985            _          _         _         _         _         _          _          _          _          _
1986            _          _         _         _         _         _          _          _          _          _
1987            _          _         _         _         _         _          _          _          _          _
1988            _          _         _         _         _         _          _          _          _          _
1989            _          _         _         _         _         _          _          _          _          _
1990         9.90      10.15      10.39     10.64    10.88      11.13     11.37      11.62      11.87      12.13
1991         8.44       8.64       8.85      9.05     9.25       9.46      9.66       9.87      10.07      10.29
1992         3.12       3.28       3.44      3.60     3.76       3.92      4.08       4.24       4.32       4.40
1993         0.53       0.56       0.59      0.61     0.64       0.67      0.70       0.73       0.74       0.75
1994         0.01       0.01       0.01      0.01     0.01       0.01      0.01       0.01       0.01       0.01
1995         0.20       0.20       0.21      0.22     0.23       0.24      0.24       0.25       0.26       0.30
1996         0.01       0.01       0.01      0.01     0.01       0.01      0.01       0.01       0.01       0.01
1997         0.02       0.02       0.02      0.03     0.03       0.03      0.03       0.03       0.03       0.03

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF



          RELIEF AS PERCENT OF ACCOUNT VALUE

          ISSUE AGE
ISSUE     --------------------------------------------------------------------------------------------------------
YEAR         56          57        58        59        60        61        62         63         64         65
------------------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _
1984            _          _         _         _         _         _          _          _          _          _
1985            _          _         _         _         _         _          _          _          _          _
1986            _          _         _         _         _         _          _          _          _          _
1987            _          _         _         _         _         _          _          _          _          _
1988            _          _         _         _         _         _          _          _          _          _
1989            _          _         _         _         _         _          _          _          _          _
1990        12.38      12.63      12.89     13.14    13.40      13.65     13.90      14.16      14.41      14.66
1991        10.50      10.72      10.94     11.16    11.37      11.59     11.81      12.02      12.24      12.46
1992         4.48       4.56       4.64      4.73     4.81       4.89      4.97       5.05       5.13       5.21
1993         0.76       0.77       0.78      0.79     0.79       0.80      0.81       0.82       0.83       0.84
1994         0.01       0.01       0.01      0.01     0.01       0.01      0.01       0.01       0.01       0.01
1995         0.35       0.39       0.44      0.48     0.53       0.57      0.61       0.66       0.70       0.75
1996         0.01       0.01       0.01      0.01     0.01       0.01      0.01       0.01       0.01       0.01
1997         0.03       0.03       0.04      0.04     0.04       0.04      0.04       0.05       0.05       0.06

UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF



          RELIEF AS PERCENT OF ACCOUNT VALUE

          ISSUE AGE
ISSUE     --------------------------------------------------------------------------------------------------------
YEAR         66          67        68        69        70        71        72         73         74         75
------------------------------------------------------------------------------------------------------------------

1983            _          _         _         _         _         _          _          _          _          _
1984            _          _         _         _         _         _          _          _          _          _
1985            _          _         _         _         _         _          _          _          _          _
1986            _          _         _         _         _         _          _          _          _          _
1987            _          _         _         _         _         _          _          _          _          _
1988            _          _         _         _         _         _          _          _          _          _
1989            _          _         _         _         _         _          _          _          _          _
1990        14.92      15.17      15.42     15.68    15.93      16.19     16.44      16.69      16.95      17.20
1991        12.67      12.89      13.11     13.33    13.54      13.76     13.98      14.19      14.41      14.63
1992         5.29       5.37       5.45      5.53     5.62       5.70      5.78       5.86       5.94       6.02
1993         0.85       0.86       0.87      0.88     0.89       0.90      0.91       0.91       0.92       0.93
1994         0.01       0.01       0.01      0.01     0.01       0.01      0.01       0.01       0.01       0.01
1995         0.79       0.83       0.88      0.92     0.97       1.01      1.06       1.10       1.14       1.19
1996         0.01       0.01       0.01      0.01     0.01       0.01      0.01       0.01       0.01       0.01
1997         0.06       0.07       0.07      0.08     0.08       0.09      0.09       0.10       0.10       0.11


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE



          ISSUE AGE
ISSUE     ------------------------------------------
YEAR        76       77       78       79       80+
          ------------------------------------------

1983           -        -        -         -       -

1984           -        -        -         -       -

1985           -        -        -         -       -

1986           -        -        -         -       -

1987           -        -        -         -       -

1988           -        -        -         -       -

1989           -        -        -         -       -

1990       17.45    17.71    17.96     18.21   18.47

1991       14.84    15.06    15.28     15.50   15.71

1992        6.10     6.18     6.26      6.34    6.42

1993        0.94     0.95     0.96      0.97    0.98

1994        0.01     0.01     0.01      0.01    0.01

1995        1.23     1.28     1.32      1.36    1.41

1996        0.01     0.01     0.01      0.01    0.01

1997        0.11     0.12     0.12      0.13    0.13


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ------------------------------------------
YEAR         0        1        2        3        4
          ------------------------------------------

1983           -        -        -         -       -

1984           -        -        -         -       -

1985           -        -        -         -       -

1986           -        -        -         -       -

1987           -        -        -         -       -

1988           -        -        -         -       -

1989           -        -        -         -       -

1990        4.69     4.53     4.37      4.21    4.04

1991        2.38     2.33     2.28      2.23    2.17

1992        2.24     2.13     2.03      1.93    1.90

1993        1.90     1.90     1.90      1.90    1.90

1994        1.90     1.90     1.90      1.90    1.90

1995        1.90     1.90     1.90      1.90    1.90

1996        1.90     1.90     1.90      1.90    1.90

1997        1.90     1.90     1.90      1.90    1.90


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR         5        6        7        8        9       10       11       12       13       14
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989           -        -        -         -       -        -        -        -        -       -

1990        3.88     3.72     3.55      3.39    3.23     3.06     2.90     2.74     2.58    2.41

1991        2.12     2.07     2.02      1.97    1.92     1.90     1.90     1.90     1.90    1.90

1992        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90

1993        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90

1994        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90

1995        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90

1996        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90

1997        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     -----------------------------------------------------------------------------------------------
YEAR        15       16       17       18       19       20       21       22       23       24       25
          -----------------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -        -

1984           -        -        -         -       -        -        -        -        -       -        -

1985           -        -        -         -       -        -        -        -        -       -        -

1986           -        -        -         -       -        -        -        -        -       -        -

1987           -        -        -         -       -        -        -        -        -       -        -

1988           -        -        -         -       -        -        -        -        -       -        -

1989           -        -        -         -       -        -        -        -        -       -        -

1990        2.25     2.09     1.93      1.90    1.90     1.91     1.98     2.06     2.14    2.22     2.30

1991        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30

1992        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30

1993        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30

1994        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30

1995        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30

1996        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30

1997        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22     2.30


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        26       27       28       29       30       31       32       33       34       35
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989           -        -        -         -       -        -        -        -        -       -

1990        2.38     2.46     2.71      3.07    3.43     3.79     4.15     4.51     4.87    5.02

1991        2.38     2.46     2.54      2.62    2.76     3.04     3.33     3.62     3.91    4.02

1992        2.38     2.46     2.54      2.62    2.70     2.84     2.99     3.14     3.29    3.44

1993        2.38     2.46     2.54      2.62    2.70     2.84     2.99     3.14     3.29    3.44

1994        2.38     2.46     2.54      2.62    2.70     2.84     2.99     3.14     3.29    3.44

1995        2.38     2.46     2.54      2.62    2.70     2.84     2.99     3.14     3.29    3.44

1996        2.38     2.46     2.54      2.62    2.70     2.84     2.99     3.14     3.29    3.44

1997        2.38     2.46     2.54      2.62    2.70     2.84     2.99     3.14     3.29    3.44


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        36       37       38       39       40       41       42       43       44       45
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989           -        -        -         -       -        -        -        -        -       -

1990        5.17     5.32     5.47      5.62    5.77     5.92     6.07     6.22     6.37    7.42

1991        4.12     4.23     4.34      4.45    4.56     4.66     4.77     4.99     5.25    5.98

1992        3.59     3.74     3.89      4.04    4.19     4.45     4.72     4.99     5.25    5.52

1993        3.59     3.74     3.89      4.04    4.19     4.45     4.72     4.99     5.25    5.52

1994        3.59     3.74     3.89      4.04    4.19     4.45     4.72     4.99     5.25    5.52

1995        3.59     3.74     3.89      4.04    4.19     4.45     4.72     4.99     5.25    5.52

1996        3.59     3.74     3.89      4.04    4.19     4.45     4.72     4.99     5.25    5.52

1997        3.59     3.74     3.89      4.04    4.19     4.45     4.72     4.99     5.25    5.52


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        46       47       48       49       50       51       52       53       54       55
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989           -        -        -         -       -        -        -        -        -       -

1990        8.47     9.52    10.57     11.63   12.68    13.73    14.78    15.83    17.25   18.67

1991        6.99     7.99     8.99     10.00   11.00    12.00    13.01    14.01    15.08   16.14

1992        5.79     6.05     6.32      6.58    6.85     7.32     7.79     8.27     8.74    9.21

1993        5.79     6.05     6.32      6.58    6.85     7.32     7.79     8.27     8.74    9.21

1994        5.79     6.05     6.32      6.58    6.85     7.32     7.79     8.27     8.74    9.21

1995        5.79     6.05     6.32      6.58    6.85     7.32     7.79     8.27     8.74    9.21

1996        5.79     6.05     6.32      6.58    6.85     7.32     7.79     8.27     8.74    9.21

1997        5.79     6.05     6.32      6.58    6.85     7.32     7.79     8.27     8.74    9.21


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT


          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        56       57       58       59       60       61       62       63       64       65
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989           -        -        -         -       -        -        -        -        -       -

1990       20.10    21.52    22.94     24.36   25.79    27.21    28.63    30.05    31.48   32.90

1991       17.21    18.27    19.34     20.40   21.47    22.53    23.60    24.66    25.73   26.80

1992        9.68    10.16    10.63     11.10   11.57    12.34    13.10    13.86    14.62   15.39

1993        9.68    10.16    10.63     11.10   11.57    12.34    13.10    13.86    14.62   15.39

1994        9.68    10.16    10.63     11.10   11.57    12.34    13.10    13.86    14.62   15.39

1995        9.68    10.16    10.63     11.10   11.57    12.34    13.10    13.86    14.62   15.39

1996        9.68    10.16    10.63     11.10   11.57    12.34    13.10    13.86    14.62   15.39

1997        9.68    10.16    10.63     11.10   11.57    12.34    13.10    13.86    14.62   15.39


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR        66       67       68       69       70       71       72       73       74       75
          ---------------------------------------------------------------------------------------

1983           -        -        -         -       -        -        -        -        -       -

1984           -        -        -         -       -        -        -        -        -       -

1985           -        -        -         -       -        -        -        -        -       -

1986           -        -        -         -       -        -        -        -        -       -

1987           -        -        -         -       -        -        -        -        -       -

1988           -        -        -         -       -        -        -        -        -       -

1989           -        -        -         -       -        -        -        -        -       -

1990       34.32    35.74    37.16     38.59   40.01    41.43    42.85    44.28    45.70   47.12

1991       27.86    28.93    29.99     31.06   32.12    33.19    34.25    35.32    36.38   37.45

1992       16.15    16.91    17.67     18.44   19.20    19.96    20.72    21.49    22.25   23.01

1993       16.15    16.91    17.67     18.44   19.20    19.96    20.72    21.49    22.25   23.01

1994       16.15    16.91    17.67     18.44   19.20    19.96    20.72    21.49    22.25   23.01

1995       16.15    16.91    17.67     18.44   19.20    19.96    20.72    21.49    22.25   23.01

1996       16.15    16.91    17.67     18.44   19.20    19.96    20.72    21.49    22.25   23.01

1997       16.15    16.91    17.67     18.44   19.20    19.96    20.72    21.49    22.25   23.01


UNIVERSAL LIFE INFORCE
PLAN FPLX90
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



          ISSUE AGE
ISSUE     ------------------------------------------
YEAR        76       77       78       79       80+
          ------------------------------------------

1983           -        -        -         -       -

1984           -        -        -         -       -

1985           -        -        -         -       -

1986           -        -        -         -       -

1987           -        -        -         -       -

1988           -        -        -         -       -

1989           -        -        -         -       -

1990       48.54    49.97    51.39     52.81   54.23

1991       38.52    39.58    40.65     41.71   42.78

1992       23.77    24.54    25.30     26.06   26.82

1993       23.77    24.54    25.30     26.06   26.82

1994       23.77    24.54    25.30     26.06   26.82

1995       23.77    24.54    25.30     26.06   26.82

1996       23.77    24.54    25.30     26.06   26.82

1997       23.77    24.54    25.30     26.06   26.82


UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                  ISSUE AGE
ISSUE  ----------------------------------
YEAR   0      1      2      3      4
       ----------------------------------
1983    --     --     --     --     --
1984    --     --     --     --     --
1985    --     --     --     --     --
1986    --     --     --     --     --
1987    --     --     --     --     --
1988    --     --     --     --     --
1989    --     --     --     --     --
1990    --     --     --     --     --
1991    --     --     --     --     --
1992   0.01   0.01   0.01   0.01   0.06
1993   0.01   0.01   0.01   0.01   0.01
1994   0.01   0.01   0.01   0.01   0.01
1995   0.01   0.02   0.02   0.03   0.03
1996   0.01   0.01   0.01   0.01   0.01
1997   0.21   0.20   0.19   0.18   0.17

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR     5     6     7     8     9     10     11     12     13     14
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   0.14    0.23   0.31   0.39   0.48   0.56   0.64   0.73   0.81   0.89
1993   0.01    0.01   0.03   0.05   0.06   0.08   0.10   0.11   0.13   0.15
1994   0.01    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.03    0.04   0.04   0.04   0.05   0.05   0.05   0.06   0.06   0.07
1996   0.01    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.16    0.15   0.14   0.13   0.12   0.11   0.10   0.09   0.08   0.07

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR    15    16    17    18    19     20     21     22     23     24     25
       --------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --    --
1984    --     --     --     --     --     --     --     --     --     --    --
1985    --     --     --     --     --     --     --     --     --     --    --
1986    --     --     --     --     --     --     --     --     --     --    --
1987    --     --     --     --     --     --     --     --     --     --    --
1988    --     --     --     --     --     --     --     --     --     --    --
1989    --     --     --     --     --     --     --     --     --     --    --
1990    --     --     --     --     --     --     --     --     --     --    --
1991    --     --     --     --     --     --     --     --     --     --    --
1992   0.98    1.06   1.14   1.23   1.31   1.40   1.48   1.57   1.65   1.74  1.82
1993   0.16    0.18   0.20   0.21   0.23   0.24   0.24   0.25   0.26   0.26  0.27
1994   0.01    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01  0.01
1995   0.07    0.07   0.08   0.08   0.09   0.10   0.11   0.12   0.13   0.14  0.15
1996   0.01    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01  0.01
1997   0.06    0.05   0.04   0.03   0.03   0.02   0.02   0.02   0.02   0.01  0.01

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------
YEAR    26    27     28    29    30    31     32     33     34     35
       -------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   1.82    1.81   1.81   1.81   1.80   1.80   1.80   1.79   1.79   1.86
1993   0.23    0.19   0.21   0.23   0.25   0.26   0.28   0.30   0.32   0.33
1994   0.01    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.15    0.15   0.16   0.16   0.16   0.16   0.16   0.17   0.17   0.17
1996   0.01    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.01    0.01   0.02   0.02   0.02   0.02   0.03   0.03   0.03   0.03

UNIVERSAL LIFE INFORCE
PLAN FPLX92

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   1.93   2.01   2.08   2.15   2.22   2.29   2.37   2.44   2.51   2.64
1993   0.35   0.36   0.38   0.39   0.41   0.42   0.44   0.45   0.47   0.49
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.18   0.19   0.19   0.20   0.21   0.22   0.22   0.23   0.25   0.26
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.04   0.04   0.05   0.05   0.06   0.06   0.07   0.07   0.08   0.08

UNIVERSAL LIFE INFORCE
PLAN FPLX92

PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   2.77   2.90   3.03   3.17   3.30   3.43   3.56   3.69   3.66   3.63
1993   0.51   0.53   0.55   0.57   0.59   0.61   0.63   0.65   0.65   0.66
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.28   0.29   0.31   0.32   0.34   0.35   0.37   0.38   0.39   0.39
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.09   0.09   0.10   0.10   0.11   0.11   0.12   0.12   0.12   0.11

UNIVERSAL LIFE INFORCE
PLAN FPLX92

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   3.60   3.87   4.13   4.40   4.66   4.93   5.20   5.46   5.73   5.99
1993   0.66   0.69   0.71   0.74   0.77   0.79   0.82   0.85   0.87   0.90
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.40   0.41   0.41   0.42   0.43   0.44   0.44   0.45   0.46   0.46
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.11   0.11   0.12   0.12   0.12   0.12   0.13   0.13   0.14   0.14

UNIVERSAL LIFE INFORCE
PLAN FPLX92

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   6.26   6.52   6.79   7.06   7.32   7.59   7.85   8.12   8.39   8.65
1993   0.91   0.91   0.92   0.93   0.93   0.94   0.95   0.95   0.96   0.97
1994   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995   0.47   0.48   0.48   0.49   0.50   0.50   0.51   0.52   0.52   0.53
1996   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997   0.15   0.15   0.16   0.16   0.17   0.17   0.18   0.18   0.19   0.19

UNIVERSAL LIFE INFORCE
PLAN: FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                  ISSUE AGE
ISSUE  ---------------------------------
YEAR    76    77     78     79     80+
       ---------------------------------
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990    --    --     --     --     --
1991    --    --     --     --     --
1992   8.92  9.18   9.45   9.71   9.98
1993   0.97  0.98   0.99   0.99   1.00
1994   0.01  0.01   0.01   0.01   0.01
1995   0.54  0.54   0.55   0.56   0.56
1996   0.01  0.01   0.01   0.01   0.01
1997   0.20  0.20   0.21   0.21   0.22

UNIVERSAL LIFE INFORCE
PLAN: FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  -------------------------------
YEAR    0     1      2      3      4
       -------------------------------
1983    --    --     --     --     --
1984    --    --     --     --     --
1985    --    --     --     --     --
1986    --    --     --     --     --
1987    --    --     --     --     --
1988    --    --     --     --     --
1989    --    --     --     --     --
1990    --    --     --     --     --
1991    --    --     --     --     --
1992   1.90  1.90   1.90   1.90   1.90
1993   1.90  1.90   1.90   1.90   1.90
1994   1.90  1.90   1.90   1.90   1.90
1995   1.90  1.90   1.90   1.90   1.90
1996   1.90  1.90   1.90   1.90   1.90
1997   1.90  1.90   1.90   1.90   1.90

UNIVERSAL LIFE INFORCE
PLAN: FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------
YEAR    5     6      7      8      9      10     11     12     13     14
       ------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --
1992   1.90  1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1993   1.90  1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1994   1.90  1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1995   1.90  1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1996   1.90  1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1997   1.90  1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90

UNIVERSAL LIFE INFORCE
PLAN: FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  -------------------------------------------------------------------------
YEAR    15    16     17     18     19     20     21     22     23     24     25
       -------------------------------------------------------------------------
1983    --    --     --     --     --     --     --     --     --     --     --
1984    --    --     --     --     --     --     --     --     --     --     --
1985    --    --     --     --     --     --     --     --     --     --     --
1986    --    --     --     --     --     --     --     --     --     --     --
1987    --    --     --     --     --     --     --     --     --     --     --
1988    --    --     --     --     --     --     --     --     --     --     --
1989    --    --     --     --     --     --     --     --     --     --     --
1990    --    --     --     --     --     --     --     --     --     --     --
1991    --    --     --     --     --     --     --     --     --     --     --
1992   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1993   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1994   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997   1.90  1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                  ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR    26    27     28     29     30      31     32      33      34      35
       -----------------------------------------------------------------------
1983    --    --     --     --     --      --      --      --      --      --
1984    --    --     --     --     --      --      --      --      --      --
1985    --    --     --     --     --      --      --      --      --      --
1986    --    --     --     --     --      --      --      --      --      --
1987    --    --     --     --     --      --      --      --      --      --
1988    --    --     --     --     --      --      --      --      --      --
1989    --    --     --     --     --      --      --      --      --      --
1990    --    --     --     --     --      --      --      --      --      --
1991    --    --     --     --     --      --      --      --      --      --
1992   2.38  2.46   2.54   2.62   2.70    2.84    2.99    3.14    3.29    3.44
1993   2.38  2.46   2.54   2.62   2.70    2.84    2.99    3.14    3.29    3.44
1994   2.38  2.46   2.54   2.62   2.70    2.84    2.99    3.14    3.29    3.44
1995   2.38  2.46   2.54   2.62   2.70    2.84    2.99    3.14    3.29    3.44
1996   2.38  2.46   2.54   2.62   2.70    2.84    2.99    3.14    3.29    3.44
1997   2.38  2.46   2.54   2.62   2.70    2.84    2.99    3.14    3.29    3.44

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                  ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR    36    37     38     39     40      41     42      43      44      45
       -----------------------------------------------------------------------
1983    --    --     --     --     --      --      --      --      --      --
1984    --    --     --     --     --      --      --      --      --      --
1985    --    --     --     --     --      --      --      --      --      --
1986    --    --     --     --     --      --      --      --      --      --
1987    --    --     --     --     --      --      --      --      --      --
1988    --    --     --     --     --      --      --      --      --      --
1989    --    --     --     --     --      --      --      --      --      --
1990    --    --     --     --     --      --      --      --      --      --
1991    --    --     --     --     --      --      --      --      --      --
1992   3.59  3.74   3.89   4.04   4.19    4.45    4.72    4.99    5.25    5.52
1993   3.59  3.74   3.89   4.04   4.19    4.45    4.72    4.99    5.25    5.52
1994   3.59  3.74   3.89   4.04   4.19    4.45    4.72    4.99    5.25    5.52
1995   3.59  3.74   3.89   4.04   4.19    4.45    4.72    4.99    5.25    5.52
1996   3.59  3.74   3.89   4.04   4.19    4.45    4.72    4.99    5.25    5.52
1997   3.59  3.74   3.89   4.04   4.19    4.45    4.72    4.99    5.25    5.52

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                  ISSUE AGE
ISSUE  -----------------------------------------------------------------------
YEAR    46    47     48     49     50      51     52      53      54      55
       -----------------------------------------------------------------------
1983    --    --     --     --     --      --      --      --      --      --
1984    --    --     --     --     --      --      --      --      --      --
1985    --    --     --     --     --      --      --      --      --      --
1986    --    --     --     --     --      --      --      --      --      --
1987    --    --     --     --     --      --      --      --      --      --
1988    --    --     --     --     --      --      --      --      --      --
1989    --    --     --     --     --      --      --      --      --      --
1990    --    --     --     --     --      --      --      --      --      --
1991    --    --     --     --     --      --      --      --      --      --
1992   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1993   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1994   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1995   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1996   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21
1997   5.79  6.05   6.32   6.58   6.85    7.32    7.79    8.27    8.74    9.21

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1993    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1994    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1995    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1996    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39
1997    9.68  10.16  10.63  11.10  11.57  12.34  13.10  13.86  14.62  15.39

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985    --     --     --     --     --     --     --     --     --     --
1986    --     --     --     --     --     --     --     --     --     --
1987    --     --     --     --     --     --     --     --     --     --
1988    --     --     --     --     --     --     --     --     --     --
1989    --     --     --     --     --     --     --     --     --     --
1990    --     --     --     --     --     --     --     --     --     --
1991    --     --     --     --     --     --     --     --     --     --
1992   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1993   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1994   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1995   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1996   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01
1997   16.15  16.91  17.67  18.44  19.20  19.96  20.72  21.49  22.25  23.01

UNIVERSAL LIFE INFORCE
PLAN FPLX92
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

       ---------------------------------
       ISSUE AGE
ISSUE  ---------------------------------
YEAR    76     77     78     79     80+
       ---------------------------------
1983    --     --     --     --     --
1984    --     --     --     --     --
1985    --     --     --     --     --
1986    --     --     --     --     --
1987    --     --     --     --     --
1988    --     --     --     --     --
1989    --     --     --     --     --
1990    --     --     --     --     --
1991    --     --     --     --     --
1992   23.77  24.66  25.61  26.57  27.52
1993   23.77  24.54  25.30  26.06  26.82
1994   23.77  24.54  25.30  26.06  26.82
1995   23.77  24.54  25.30  26.06  26.82
1996   23.77  24.54  25.30  26.06  26.82
1997   23.77  24.54  25.30  26.06  26.82

UNIVERSAL LIFE INFORCE
PLAN: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       ---------------------------------
       ISSUE AGE
ISSUE  ---------------------------------
YEAR     0      1      2      3      4
       ---------------------------------
1983    --     --     --     --     --
1984    0.01   0.01   0.01   0.01   0.01
1985    0.01   0.01   0.01   0.01   0.01
1986    0.01   0.01   0.01   0.01   0.01
1987    0.01   0.01   0.01   0.01   0.01
1988    0.01   0.01   0.01   0.01   0.01
1989    0.01   0.01   0.01   0.01   0.02
1990    0.01   0.01   0.12   0.22   0.33
1991    0.01   0.01   0.05   0.14   0.22
1992    0.69   0.72   0.75   0.79   0.82
1993    0.01   0.01   0.01   0.01   0.01
1994    0.01   0.01   0.01   0.01   0.01
1995    0.01   0.01   0.01   0.01   0.01
1996    0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR     5      6      7      8      9     10     11     12     13     14
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    0.01   0.01   0.23   0.72   1.22   1.77   2.40   3.02   3.65   4.28
1985    0.01   0.01   0.01   0.05   0.41   0.78   1.20   1.61   2.03   2.44
1986    0.01   0.03   0.30   0.58   0.85   1.16   1.48   1.79   2.11   2.42
1987    0.14   0.33   0.52   0.71   0.90   1.11   1.32   1.53   1.74   1.95
1988    0.09   0.27   0.46   0.65   0.84   1.05   1.26   1.46   1.67   1.87
1989    0.14   0.26   0.39   0.51   0.63   0.76   0.89   1.02   1.15   1.28
1990    0.43   0.54   0.64   0.75   0.87   0.98   1.09   1.21   1.32   1.43
1991    0.31   0.40   0.48   0.57   0.66   0.75   0.84   0.93   1.02   1.12
1992    0.85   0.88   0.91   0.94   0.97   1.00   1.03   1.06   1.09   1.12
1993    0.01   0.01   0.01   0.01   0.01   0.01   0.02   0.02   0.02   0.03
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       ----------------------------------------------------------------------------
       ISSUE AGE
ISSUE  ----------------------------------------------------------------------------
YEAR    15     16     17     18     19     20     21     22     23     24      25
       ----------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --      --
1984    4.91   5.53   6.16   6.79   7.42   8.04   8.67   9.30   9.93  10.55  11.18
1985    2.86   3.28   3.69   4.11   4.52   4.94   5.36   5.77   6.19   6.60   7.02
1986    2.74   3.05   3.37   3.68   4.00   4.31   4.63   4.94   5.26   5.57   5.89
1987    2.16   2.37   2.58   2.79   3.00   3.21   3.42   3.63   3.84   4.05   4.26
1988    2.08   2.29   2.49   2.70   2.90   3.11   3.32   3.52   3.73   3.93   4.14
1989    1.41   1.54   1.67   1.80   1.93   2.06   2.19   2.32   2.45   2.58   2.71
1990    1.55   1.66   1.77   1.89   2.00   2.11   2.23   2.34   2.45   2.57   2.68
1991    1.21   1.30   1.39   1.48   1.57   1.66   1.75   1.85   1.94   2.03   2.12
1992    1.15   1.18   1.21   1.25   1.28   1.31   1.34   1.37   1.40   1.43   1.46
1993    0.03   0.04   0.04   0.04   0.05   0.05   0.05   0.06   0.06   0.07   0.07
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1995    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLAN: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   12.08  12.98  13.88  14.78  15.69  16.59  17.49  18.39  19.29  19.90
1985    7.98   8.94   9.91  10.87  11.83  12.79  13.76  14.72  15.68  16.20
1986    6.27   6.65   7.04   7.42   7.80   8.18   8.57   8.95   9.33   9.53
1987    4.46   4.66   4.87   5.07   5.27   5.47   5.68   5.88   6.08   6.22
1988    4.33   4.51   4.70   4.88   5.07   5.25   5.44   5.62   5.81   5.95
1989    2.89   3.08   3.26   3.44   3.63   3.81   3.99   4.18   4.36   4.53
1990    2.83   2.98   3.13   3.28   3.43   3.58   3.73   3.88   4.03   4.17
1991    2.27   2.41   2.56   2.70   2.85   2.99   3.14   3.28   3.43   3.57
1992    1.57   1.68   1.79   1.90   2.01   2.12   2.23   2.34   2.45   2.55
1993    0.08   0.10   0.11   0.12   0.14   0.15   0.16   0.18   0.19   0.20
1994    0.01   0.01   0.01   0.01   0.01   0.01   0.02   0.02   0.02   0.02
1995    0.01   0.01   0.01   0.01   0.01   0.01   0.02   0.02   0.02   0.02
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42      43    44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   20.50  21.11  21.71  22.32  22.93  23.53  24.14  24.74  25.35  25.95
1985   16.71  17.23  17.75  18.27  18.78  19.30  19.82  20.33  20.85  21.45
1986    9.73   9.92  10.12  10.32  10.52  10.72  10.91  11.11  11.31  11.56
1987    6.36   6.49   6.63   6.77   6.91   7.05   7.18   7.32   7.46   7.61
1988    6.09   6.24   6.38   6.52   6.66   6.80   6.95   7.09   7.23   7.41
1989    4.70   4.88   5.05   5.22   5.39   5.56   5.74   5.91   6.08   6.32
1990    4.31   4.45   4.59   4.73   4.86   5.00   5.14   5.28   5.42   5.55
1991    3.71   3.84   3.98   4.12   4.26   4.40   4.53   4.67   4.81   4.93
1992    2.64   2.74   2.84   2.94   3.03   3.13   3.23   3.32   3.42   3.57
1993    0.21   0.22   0.23   0.24   0.25   0.26   0.27   0.28   0.29   0.30
1994    0.02   0.02   0.02   0.02   0.02   0.02   0.02   0.02   0.02   0.02
1995    0.03   0.03   0.04   0.04   0.04   0.05   0.05   0.06   0.06   0.06
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   26.54  27.14  27.74  28.33  28.93  29.53  30.12  30.72  30.00  29.27
1985   22.05  22.66  23.26  23.86  24.46  25.07  25.67  26.27  27.15  28.04
1986   11.80  12.05  12.29  12.54  12.78  13.03  13.27  13.52  14.02  14.51
1987    7.75   7.90   8.04   8.19   8.33   8.48   8.62   8.77   9.09   9.40
1988    7.59   7.77   7.95   8.13   8.31   8.49   8.67   8.85   9.18   9.51
1989    6.56   6.80   7.04   7.29   7.53   7.77   8.01   8.25   8.58   8.91
1990    5.68   5.81   5.94   6.08   6.21   6.34   6.47   6.60   6.85   7.10
1991    5.05   5.17   5.29   5.42   5.54   5.66   5.78   5.90   6.08   6.27
1992    3.72   3.88   4.03   4.18   4.33   4.49   4.64   4.79   5.08   5.37
1993    0.32   0.33   0.34   0.36   0.37   0.38   0.40   0.41   0.42   0.43
1994    0.02   0.02   0.02   0.02   0.02   0.02   0.02   0.02   0.02   0.02
1995    0.07   0.07   0.07   0.08   0.08   0.08   0.09   0.09   0.09   0.09
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    56     57     58     59     60     61     62     63     64     65
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   28.55  27.83  27.11  26.38  25.66  28.87  32.08  35.29  38.50  41.71
1985   28.92  29.81  30.69  31.57  32.46  33.34  34.23  35.11  35.99  36.88
1986   15.01  15.50  16.00  16.49  16.99  17.48  17.98  18.47  18.97  19.46
1987    9.72  10.03  10.35  10.66  10.98  11.29  11.61  11.92  12.24  12.55
1988    9.83  10.16  10.49  10.82  11.15  11.47  11.80  12.13  12.46  12.79
1989    9.24   9.57   9.90  10.23  10.56  10.89  11.22  11.55  11.88  12.21
1990    7.35   7.60   7.86   8.11   8.36   8.61   8.86   9.11   9.36   9.61
1991    6.45   6.64   6.82   7.00   7.19   7.37   7.56   7.74   7.92   8.11
1992    5.67   5.96   6.25   6.54   6.83   7.13   7.42   7.71   8.00   8.29
1993    0.44   0.45   0.47   0.48   0.49   0.50   0.51   0.52   0.53   0.55
1994    0.02   0.01   0.01   0.01   0.01   0.01   0.02   0.02   0.02   0.03
1995    0.09   0.09   0.09   0.09   0.09   0.12   0.14   0.17   0.20   0.22
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

       --------------------------------------------------------------------
       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    66     67     68     69     70     71     72     73     74     75
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   44.92  48.13  51.34  54.55  57.76  60.97  64.18  67.39  70.60  73.81
1985   37.76  38.65  39.53  40.41  41.30  42.18  43.07  43.95  44.83  45.72
1986   19.96  20.45  20.95  21.44  21.94  22.43  22.93  23.42  23.92  24.41
1987   12.87  13.18  13.50  13.81  14.13  14.44  14.76  15.07  15.39  15.70
1988   13.11  13.44  13.77  14.10  14.43  14.75  15.08  15.41  15.74  16.07
1989   12.54  12.87  13.20  13.53  13.86  14.19  14.52  14.85  15.18  15.51
1990    9.86  10.12  10.37  10.62  10.87  11.12  11.37  11.62  11.87  12.12
1991    8.29   8.48   8.66   8.84   9.03   9.21   9.40   9.58   9.76   9.95
1992    8.59   8.88   9.17   9.46   9.75  10.05  10.34  10.63  10.92  11.21
1993    0.56   0.57   0.58   0.60   0.61   0.62   0.63   0.64   0.66   0.67
1994    0.03   0.03   0.04   0.04   0.04   0.05   0.05   0.05   0.06   0.06
1995    0.25   0.28   0.30   0.33   0.36   0.38   0.41   0.44   0.46   0.49
1996    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                   ISSUE AGE
ISSUE  ----------------------------------
YEAR    76     77     78     79     80
       ----------------------------------
1983    --     --     --     --     --
1984   77.02  80.23  83.44  86.65  89.86
1985   46.60  47.49  48.37  49.25  50.14
1986   24.91  25.40  25.90  26.39  26.89
1987   16.02  16.33  16.65  16.96  17.28
1988   16.39  16.72  17.05  17.38  17.71
1989   15.84  16.17  16.50  16.83  17.16
1990   12.38  12.63  12.88  13.13  13.38
1991   10.13  10.32  10.50  10.68  10.87
1992   11.51  11.80  12.09  12.38  12.67
1993    0.68   0.69   0.71   0.72   0.73
1994    0.06   0.07   0.07   0.07   0.08
1995    0.52   0.54   0.57   0.60   0.62
1996    0.01   0.01   0.01   0.01   0.01
1997    0.01   0.01   0.01   0.01   0.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                   ISSUE AGE
ISSUE  ----------------------------------
YEAR    0      1      2      3      4
       ----------------------------------
1983    --     --     --     --     --
1984   1.90   1.90   1.90   1.90   1.90
1985   1.90   1.90   1.90   1.90   1.90
1986   1.90   1.90   1.90   1.90   1.90
1987   1.90   1.90   1.90   1.90   1.90
1988   1.90   1.90   1.90   1.90   1.90
1989   1.90   1.90   1.90   1.90   1.90
1990   1.90   1.90   1.90   1.90   1.90
1991   1.90   1.90   1.90   1.90   1.90
1992   1.90   1.90   1.90   1.90   1.90
1993   1.90   1.90   1.90   1.90   1.90
1994   1.90   1.90   1.90   1.90   1.90
1995   1.90   1.90   1.90   1.90   1.90
1996   1.90   1.90   1.90   1.90   1.90
1997   1.90   1.90   1.90   1.90   1.90

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    5      6      7      8      9      10     11     12     13     14
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.94   2.48   3.02
1985   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1986   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1987   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1988   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1989   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1990   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1991   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1992   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1993   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1995   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90   1.90

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------------
YEAR    15     16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --     --
1984   3.55   4.09   4.63   5.16   5.70   6.24   6.77   7.31   7.85   8.38   8.92
1985   1.90   2.00   2.28   2.56   2.84   3.11   3.39   3.67   3.95   4.22   4.50
1986   2.05   2.33   2.61   2.90   3.18   3.46   3.74   4.02   4.31   4.59   4.87
1987   1.90   1.90   2.06   2.26   2.47   2.68   2.89   3.10   3.30   3.51   3.72
1988   1.90   1.90   1.90   2.02   2.20   2.38   2.56   2.74   2.92   3.10   3.28
1989   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1990   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1991   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1992   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1993   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1994   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1995   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1996   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30
1997   1.90   1.90   1.90   1.90   1.90   1.90   1.98   2.06   2.14   2.22   2.30

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   10.76  12.61  14.45  16.30  18.14  19.99  21.83  23.68  25.52  28.43
1985    6.06   7.62   9.18  10.74  12.30  13.86  15.42  16.98  18.54  20.85
1986    5.71   6.55   7.39   8.23   9.07   9.91  10.75  11.59  12.43  13.55
1987    4.20   4.68   5.15   5.63   6.11   6.59   7.06   7.54   8.02   8.67
1988    3.63   3.98   4.34   4.69   5.04   5.39   5.75   6.10   6.45   7.04
1989    2.38   2.46   2.54   2.62   2.73   2.93   3.13   3.32   3.52   3.90
1990    2.38   2.46   2.54   2.62   2.79   3.00   3.21   3.41   3.62   4.00
1991    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1992    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1993    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1994    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1995    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1996    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1997    2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   31.34  34.25  37.16  40.07  42.98  45.89  48.80  51.71  54.62  57.18
1985   23.17  25.48  27.80  30.11  32.42  34.74  37.05  39.37  41.68  44.94
1986   14.66  15.78  16.89  18.01  19.13  20.24  21.36  22.47  23.59  25.17
1987    9.32   9.96  10.61  11.26  11.91  12.56  13.20  13.85  14.50  15.44
1988    7.64   8.23   8.83   9.42  10.01  10.61  11.20  11.80  12.39  13.17
1989    4.29   4.67   5.05   5.44   5.82   6.20   6.58   6.97   7.35   7.84
1990    4.37   4.75   5.12   5.50   5.87   6.25   6.62   7.00   7.37   7.87
1991    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1992    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1993    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1995    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1996    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1997    3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984   59.74  62.30  64.86  67.41  69.97  72.53  75.09  77.65  82.67  87.70
1985   48.20  51.47  54.73  57.99  61.25  64.52  67.78  71.04  75.22  79.40
1986   26.74  28.32  29.89  31.47  33.04  34.62  36.19  37.77  39.99  42.20
1987   16.38  17.32  18.26  19.20  20.14  21.08  22.02  22.96  24.74  26.51
1988   13.96  14.74  15.52  16.31  17.09  17.87  18.66  19.44  20.60  21.76
1989    8.33   8.81   9.30   9.79  10.28  10.76  11.25  11.74  12.45  13.17
1990    8.36   8.86   9.36   9.85  10.35  10.85  11.34  11.84  12.81  13.79
1991    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1992    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1993    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1994    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1995    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1996    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1997    5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS -- SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                            ISSUE AGE
ISSUE  -------------------------------------------------------------------------------------
YEAR    56      57      58       59       60       61       62       63       64       65
       -------------------------------------------------------------------------------------
1983    --      --       --       --       --       --       --       --       --       --
1984   92.72   97.75   102.77   107.79   112.82   117.84   122.87   127.89   132.91   137.94
1985   83.58   87.76    91.95    96.13   100.31   104.49   108.67   112.85   117.03   121.21
1986   44.42   46.64    48.86    51.07    53.29    55.51    57.72    59.94    62.16    64.37
1987   28.29   30.06    31.84    33.62    35.39    37.17    38.94    40.72    42.50    44.27
1988   22.91   24.07    25.23    26.39    27.55    28.70    29.86    31.02    32.18    33.34
1989   13.88   14.60    15.31    16.02    16.74    17.45    18.17    18.88    19.59    20.31
1990   14.76   15.73    16.71    17.68    18.65    19.63    20.60    21.57    22.55    23.52
1991    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1992    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1993    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1994    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1995    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1996    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39
1997    9.68   10.16    10.63    11.10    11.57    12.34    13.10    13.86    14.62    15.39

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS -- SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                   ISSUE AGE
ISSUE  -----------------------------------------------------------------------------------------------
YEAR    66        67       68        69        70        71        72        73        74        75
       -----------------------------------------------------------------------------------------------
1983    --        --        --        --        --        --        --        --        --        --
1984   142.96   147.99    153.01    158.03    163.06    168.08    173.11    178.13    183.15    188.18
1985   125.39   129.58    133.76    137.94    142.12    146.30    150.48    154.66    158.84    163.02
1986    66.59    68.81     71.03     73.24     75.46     77.68     79.89     82.11     84.33     86.54
1987    46.05    47.82     49.60     51.38     53.15     54.93     56.70     58.48     60.26     62.03
1988    34.49    35.65     36.81     37.97     39.13     40.28     41.44     42.60     43.76     44.92
1989    21.02    21.74     22.45     23.16     23.88     24.59     25.31     26.02     26.73     27.45
1990    24.49    25.47     26.44     27.41     28.39     29.36     30.33     31.31     32.28     33.25
1991    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01
1992    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01
1993    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01
1994    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01
1995    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01
1996    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01
1997    16.15    16.91     17.67     18.44     19.20     19.96     20.72     21.49     22.25     23.01

UNIVERSAL LIFE INFORCE
PLANS: METI84, METS84, RTPI84, RTPS84, METI87, METS87, METS91
PERFORMANCE CLAIMS -- SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT


                              ISSUE AGE
ISSUE  -------------------------------------------------------------
YEAR    76            77           78            79            80+
       -------------------------------------------------------------
1983    --            --            --            --            --
1984   193.20       198.23        203.25        208.27        213.30
1985   167.21       171.39        175.57        179.75        183.93
1986    88.76        90.98         93.20         95.41         97.63
1987    63.81        65.58         67.36         69.14         70.91
1988    46.07        47.23         48.39         49.55         50.71
1989    28.16        28.88         29.59         30.30         31.02
1990    34.23        35.20         36.17         37.15         38.12
1991    23.77        24.54         25.30         26.06         26.82
1992    23.77        24.54         25.30         26.06         26.82
1993    23.77        24.54         25.30         26.06         26.82
1994    23.77        24.54         25.30         26.06         26.82
1995    23.77        24.54         25.30         26.06         26.82
1996    23.77        24.54         25.30         26.06         26.82
1997    23.77        24.54         25.30         26.06         26.82

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                     ISSUE AGE
ISSUE  ---------------------------------
YEAR    0      1      2      3       4
       ---------------------------------
1983     --     --     --     --      --
1984     --     --     --     --      --
1985   22.91  22.81  22.71  22.61  22.51
1986    4.34   4.35   4.36   4.37   4.39
1987    7.02   7.05   7.08   7.10   7.13
1988   12.10  12.13  12.16  12.19  12.22
1989   11.28  11.27  11.26  11.25  11.24
1990    7.69   7.76   7.83   7.90   7.97
1991    6.65   6.69   6.73   6.77   6.82
1992    3.26   3.27   3.29   3.30   3.32
1993    0.17   0.17   0.17   0.17   0.17
1994     --    --     --     --     --
1995     --    --     --     --     --
1996     --    --     --     --     --
1997     --    --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR     5     6      7      8      9     10     11     12     13     14
       ---------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985   22.40  22.30  22.20  22.10  22.00  21.89  21.79  21.69  21.59  21.48
1986    4.40   4.41   4.42   4.43   4.44   4.46   4.47   4.48   4.49   4.50
1987    7.16   7.18   7.21   7.24   7.26   7.29   7.32   7.34   7.37   7.40
1988   12.25  12.28  12.31  12.34  12.37  12.40  12.43  12.46  12.49  12.52
1989   11.22  11.21  11.20  11.19  11.18  11.16  11.15  11.14  11.13  11.13
1990    8.03   8.10   8.17   8.24   8.31   8.38   8.44   8.51   8.58   8.65
1991    6.86   6.90   6.94   6.98   7.02   7.07   7.11   7.15   7.19   7.23
1992    3.33   3.35   3.36   3.38   3.39   3.41   3.42   3.44   3.45   3.46
1993    0.18   0.18   0.18   0.18   0.18   0.18   0.18   0.18   0.18   0.18
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------------
YEAR    15    16     17     18     19     20     21     22     23     24     25
       ---------------------------------------------------------------------------
1983    --     --     --     --     --     --      --      --    --    --     --
1984    --     --     --     --     --     --      --      --    --    --     --
1985   21.38  21.28  21.17  21.07  20.97  20.86  20.76  20.66  20.55  20.45  20.46
1986    4.51   4.53   4.54   4.55   4.56   4.57   4.58   4.60   4.61   4.62   4.63
1987    7.42   7.45   7.47   7.50   7.52   7.55   7.57   7.60   7.62   7.65   7.67
1988   12.55  12.58  12.62  12.65  12.68  12.71  12.74  12.77  12.81  12.84  12.87
1989   11.12  11.12  11.11  11.11  11.10  11.09  11.09  11.08  11.08  11.07  11.07
1990    8.72   8.79   8.86   8.93   8.99   9.06   9.13   9.20   9.27   9.34   9.33
1991    7.27   7.31   7.36   7.40   7.44   7.48   7.52   7.56   7.61   7.65   7.69
1992    3.48   3.49   3.51   3.52   3.54   3.55   3.57   3.58   3.60   3.61   3.63
1993    0.18   0.18   0.18   0.19   0.19   0.19   0.19   0.19   0.19   0.19   0.19
1994    --     --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85

PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                       ISSUE AGE
ISSUE  --------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --      --      --    --    --
1984    --     --     --     --     --     --      --      --    --    --
1985   20.47  20.50  20.53  20.55  20.58  20.61  20.64  20.66  20.69  20.72
1986    4.63   4.64   4.65   4.65   4.66   4.67   4.68   4.68   4.69   4.70
1987    7.68   7.68   7.69   7.69   7.70   7.71   7.71   7.72   7.72   7.73
1988   12.90  12.94  12.98  13.02  13.06  13.09  13.13  13.17  13.21  13.25
1989   11.06  11.10  11.14  11.19  11.23  11.27  11.31  11.36  11.40  11.44
1990    9.33   9.32   9.31   9.31   9.30   9.30   9.29   9.28   9.28   9.27
1991    7.73   7.76   7.79   7.82   7.85   7.89   7.92   7.95   7.98   8.01
1992    3.64   3.65   3.66   3.67   3.68   3.68   3.69   3.70   3.71   3.72
1993    0.19   0.19   0.19   0.19   0.19   0.19   0.19   0.19   0.19   0.19
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                      ISSUE AGE
ISSUE   --------------------------------------------------------------------
YEAR      36     37     38     39     40     41     42     43     44     45
        --------------------------------------------------------------------
1983       --     --     --     --     --     --     --     --     --     --
1984       --     --     --     --     --     --     --     --     --     --
1985    20.83  20.94  21.06  21.17  21.28  21.39  21.50  21.62  21.73  21.84
1986     4.71   4.72   4.73   4.74   4.74   4.75   4.76   4.77   4.78   4.79
1987     7.74   7.75   7.77   7.78   7.79   7.80   7.81   7.83   7.84   7.85
1988    13.27  13.28  13.30  13.32  13.34  13.35  13.37  13.39  13.40  13.42
1989    11.46  11.48  11.50  11.52  11.54  11.56  11.58  11.60  11.62  11.64
1990     9.30   9.33   9.35   9.38   9.41   9.44   9.47   9.49   9.52   9.55
1991     8.01   8.01   8.00   8.00   8.00   8.00   7.99   7.99   7.99   8.00
1992     3.73   3.75   3.76   3.77   3.79   3.80   3.81   3.83   3.84   3.83
1993     0.20   0.20   0.20   0.20   0.20   0.20   0.20   0.20   0.20   0.20
1994       --     --     --     --     --     --     --     --     --     --
1995       --     --     --     --     --     --     --     --     --     --
1996       --     --     --     --     --     --     --     --     --     --
1997       --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                     ISSUE AGE
ISSUE   --------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
        --------------------------------------------------------------------
1983       --     --     --     --     --     --     --     --     --     --
1984       --     --     --     --     --     --     --     --     --     --
1985    22.04  22.23  22.43  22.62  22.82  23.02  23.21  23.41  23.60  23.80
1986     4.79   4.80   4.81   4.82   4.82   4.83   4.84   4.85   4.85   4.86
1987     7.86   7.87   7.89   7.90   7.91   7.92   7.93   7.95   7.96   7.97
1988    13.43  13.45  13.46  13.48  13.49  13.50  13.52  13.53  13.55  13.56
1989    11.65  11.66  11.66  11.67  11.68  11.69  11.70  11.70  11.71  11.72
1990     9.53   9.51   9.49   9.47   9.44   9.42   9.40   9.38   9.36   9.35
1991     8.00   8.01   8.01   8.02   8.03   8.03   8.04   8.04   8.05   8.13
1992     3.82   3.82   3.81   3.80   3.79   3.78   3.78   3.77   3.76   3.79
1993     0.20   0.20   0.20   0.20   0.20   0.20   0.20   0.20   0.20   0.20
1994       --     --     --     --     --     --     --     --     --     --
1995       --     --     --     --     --     --     --     --     --     --
1996       --     --     --     --     --     --     --     --     --     --
1997       --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE


                                    ISSUE AGE
ISSUE   --------------------------------------------------------------------
YEAR     56     57     58     59     60     61     62     63     64     65
        --------------------------------------------------------------------
1983       --     --     --     --     --     --     --     --     --     --
1984       --     --     --     --     --     --     --     --     --     --
1985    23.70  23.61  23.51  23.42  23.32  23.22  23.13  23.03  22.93  22.84
1986     4.84   4.82   4.79   4.77   4.75   4.73   4.70   4.68   4.66   4.64
1987     7.97   7.97   7.96   7.96   7.96   7.96   7.95   7.95   7.95   7.95
1988    13.55  13.54  13.53  13.52  13.51  13.50  13.49  13.48  13.47  13.46
1989    11.79  11.86  11.93  12.00  12.07  12.15  12.22  12.29  12.36  12.43
1990     9.34   9.33   9.32   9.30   9.29   9.28   9.27   9.26   9.25   9.24
1991     8.22   8.30   8.39   8.47   8.56   8.64   8.72   8.81   8.89   8.98
1992     3.83   3.86   3.89   3.92   3.96   3.99   4.02   4.05   4.09   4.12
1993     0.20   0.20   0.20   0.20   0.21   0.21   0.21   0.21   0.21   0.21
1994       --     --     --     --     --     --     --     --     --     --
1995       --     --     --     --     --     --     --     --     --     --
1996       --     --     --     --     --     --     --     --     --     --
1997       --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                                     ISSUE AGE
ISSUE   --------------------------------------------------------------------
 YEAR    66     67     68     69     70     71     72     73     74     75
        --------------------------------------------------------------------
1983       --     --     --     --     --     --     --     --     --     --
1984       --     --     --     --     --     --     --     --     --     --
1985    22.74  22.65  22.55  22.45  22.36  22.26  22.16  22.07  21.97  21.88
1986     4.61   4.59   4.57   4.55   4.52   4.50   4.48   4.46   4.43   4.41
1987     7.94   7.94   7.94   7.94   7.93   7.93   7.93   7.93   7.92   7.92
1988    13.45  13.44  13.43  13.42  13.41  13.40  13.39  13.38  13.37  13.36
1989    12.50  12.57  12.64  12.71  12.78  12.85  12.93  13.00  13.07  13.14
1990     9.23   9.22   9.20   9.19   9.18   9.17   9.16   9.15   9.14   9.13
1991     9.06   9.14   9.23   9.31   9.40   9.48   9.57   9.65   9.73   9.82
1992     4.15   4.18   4.22   4.25   4.28   4.31   4.35   4.38   4.41   4.44
1993     0.22   0.22   0.22   0.22   0.22   0.22   0.23   0.23   0.23   0.23
1994       --     --     --     --     --     --     --     --     --     --
1995       --     --     --     --     --     --     --     --     --     --
1996       --     --     --     --     --     --     --     --     --     --
1997       --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF AS PERCENT OF ACCOUNT VALUE

                   ISSUE AGE
ISSUE  --------------------------------------
YEAR   76      77      78      79      80+
       --------------------------------------
1983    --      --       --      --      --
1984    --      --       --      --      --
1985   21.78   21.68   21.59   21.49   21.39
1986    4.39    4.37    4.34    4.32    4.30
1987    7.92    7.92    7.91    7.91    7.91
1988   13.35   13.34   13.33   13.32   13.31
1989   13.21   13.28   13.35   13.42   13.49
1990    9.12    9.10    9.09    9.08    9.07
1991    9.90    9.99   10.07   10.15   10.24
1992    4.48    4.51    4.54    4.57    4.61
1993    0.23    0.23    0.24    0.24    0.24
1994    --      --       --      --      --
1995    --      --       --      --      --
1996    --      --       --      --      --
1997    --      --       --      --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                         ISSUE AGE
ISSUE     ------------------------------------------
YEAR           0        1        2         3       4
          ------------------------------------------
1983          --       --       --        --      --
1984          --       --       --        --      --
1985        1.90     2.04     4.01      5.98    7.95
1986        1.90     1.90     1.90      1.90    1.90
1987        2.00     2.63     3.26      3.89    4.52
1988       20.11    20.37    20.63     20.88   21.14
1989        5.70     6.30     6.90      7.51    8.11
1990        4.78     5.16     5.54      5.92    6.31
1991        2.02     2.21     2.40      2.59    2.78
1992        1.90     1.90     1.90      1.92    2.06
1993        1.90     1.90     1.90      1.90    1.90
1994          --       --       --        --      --
1995          --       --       --        --      --
1996          --       --       --        --      --
1997          --       --       --        --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                              ISSUE AGE
ISSUE     ---------------------------------------------------------------------------------------
YEAR         5        6        7        8        9       10       11       12       13       14
          ---------------------------------------------------------------------------------------

1983          --       --       --        --      --       --       --       --       --      --

1984          --       --       --        --      --       --       --       --       --      --

1985        9.91    11.88    13.85     15.82   17.79    19.76    21.72    23.69    25.66   27.58

1986        1.90     1.90     1.90      1.97    2.41     2.86     3.30     3.75     4.19    4.64

1987        5.15     5.78     6.41      7.04    7.67     8.30     8.93     9.56    10.19   10.78

1988       21.40    21.65    21.91     22.17   22.42    22.68    22.94    23.19    23.45   23.81

1989        8.71     9.32     9.92     10.52   11.13    11.73    12.33    12.94    13.54   14.17

1990        6.69     7.07     7.45      7.83    8.21     8.60     8.98     9.36     9.74   10.15

1991        2.96     3.15     3.34      3.53    3.72     3.91     4.09     4.28     4.47    5.03

1992        2.20     2.34     2.48      2.62    2.76     2.90     3.04     3.18     3.32    3.48

1993        1.90     1.90     1.90      1.90    1.90     1.90     1.90     1.90     1.90    1.90

1994          --       --       --        --      --       --       --       --       --      --

1995          --       --       --        --      --       --       --       --       --      --

1996          --       --       --        --      --       --       --       --       --      --

1997          --       --       --        --      --       --       --       --       --      --


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF


RELIEF PER $1,000 BASE POLICY FACE AMOUNT



                                                  ISSUE AGE
ISSUE     ----------------------------------------------------------------------------------------------
YEAR        15       16       17       18       19       20       21       22       23       24      25
          ----------------------------------------------------------------------------------------------

1983          --       --       --        --      --       --       --       --       --      --      --

1984          --       --       --        --      --       --       --       --       --      --      --

1985       29.50    31.43    33.35     35.27   37.19    39.12    41.04    42.96    44.48   46.81   48.73

1986        5.08     5.53     5.97      6.42    6.87     7.31     7.76     8.21     8.65    9.10    9.54

1987       11.37    11.96    12.54     13.13   13.72    14.31    14.90    15.49    16.07   16.66   17.25

1988       24.17    24.52    24.88     25.24   25.60    25.95    26.31    26.67    27.03   27.38   27.74

1989       14.80    15.43    16.06     16.69   17.32    17.95    18.58    19.21    19.84   20.47   21.10

1990       10.56    10.97    11.38     11.79   12.20    12.61    13.02    13.43    13.84   14.25   14.66

1991        5.60     6.16     6.72      7.29    7.85     8.41     8.97     9.54    10.10   10.66   11.23

1992        3.63     3.79     3.95      4.10    4.26     4.42     4.58     4.73     4.89    5.05    5.20

1993        1.90     1.90     1.90      1.90    1.90     1.90     1.98     2.06     2.14    2.22    2.30

1994          --       --       --        --      --       --       --       --       --      --      --

1995          --       --       --        --      --       --       --       --       --      --      --

1996          --       --       --        --      --       --       --       --       --      --      --

1997          --       --       --        --      --       --       --       --       --      --      --


UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    26     27     28     29     30     31     32     33     34     35
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --     --     --     --
1984    --     --     --     --     --     --     --     --     --     --
1985  50.65  52.25  53.85  55.44  57.04  58.64  60.24  61.83  63.43  65.03
1986   9.99  10.44  10.89  11.33  11.78  12.23  12.68  13.12  13.57  14.02
1987  17.84  18.36  18.88  19.40  19.92  20.44  20.96  21.48  22.00  22.52
1988  28.10  29.46  30.82  32.18  33.54  34.89  36.25  37.61  38.97  40.33
1989  21.73  22.51  23.28  24.06  24.84  25.61  26.39  27.17  27.94  28.72
1990  15.07  15.86  16.65  17.44  18.23  19.01  19.80  20.59  21.38  22.17
1991  11.79  12.43  13.08  13.72  14.37  15.01  15.66  16.30  16.95  17.59
1992   5.36   5.63   5.90   6.16   6.43   6.70   6.97   7.23   7.50   7.77
1993   2.38   2.46   2.54   2.62   2.70   2.84   2.99   3.14   3.29   3.44
1994    --     --     --     --     --     --     --     --     --     --
1995    --     --     --     --     --     --     --     --     --     --
1996    --     --     --     --     --     --     --     --     --     --
1997    --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    36     37     38     39     40     41     42     43     44     45
       --------------------------------------------------------------------
1983    --     --     --     --     --     --     --    --     --     --
1984    --     --     --     --     --     --     --    --     --     --
1985  70.51  75.99  81.47  86.95  92.44  97.92 103.40 108.88 114.36 119.84
1986  14.96  15.90  16.84  17.78  18.73  19.67  20.61  21.55  22.49  23.43
1987  23.82  25.12  26.42  27.72  29.03  30.33  31.63  32.93  34.23  35.53
1988  42.77  45.21  47.64  50.08  52.52  54.96  57.40  59.83  62.27  64.71
1989  30.34  31.96  33.58  35.20  36.82  38.43  40.05  41.67  43.29  44.91
1990  23.67  25.16  26.66  28.15  29.65  31.14  32.64  34.13  35.63  37.12
1991  18.57  19.56  20.54  21.52  22.51  23.49  24.47  25.45  26.44  27.42
1992   8.26   8.75   9.24   9.73  10.22  10.71  11.20  11.69  12.18  12.67
1993   3.59   3.74   3.89   4.04   4.19   4.45   4.72   4.99   5.25   5.52
1994    --     --     --     --     --     --     --    --     --     --
1995    --     --     --     --     --     --     --    --     --     --
1996    --     --     --     --     --     --     --    --     --     --
1997    --     --     --     --     --     --     --    --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ---------------------------------------------------------------------
YEAR    46     47     48     49     50     51     52     53     54     55
       ---------------------------------------------------------------------
1983     --     --     --     --     --     --     --     --     --     --
1984     --     --     --     --     --     --     --     --     --     --
1985   126.21 312.58 138.95 145.32 151.69 158.06 164.43 170.80 177.17 183.54
1986    24.47  25.50  26.54  27.58  28.62  29.65  30.69  31.73  32.76  33.80
1987    37.49  39.45  41.41  43.37  45.33  47.29  49.25  51.21  53.17  55.13
1988    67.89  71.06  74.24  77.41  80.59  83.76  86.94  90.11  93.29  96.46
1989    47.33  49.75  52.18  54.60  57.02  59.44  61.86  64.29  66.71  69.13
1990    38.83  40.54  42.25  43.96  45.67  47.38  49.09  50.80  52.51  54.22
1991    28.68  29.94  31.20  32.46  33.72  34.98  36.24  37.50  38.76  40.02
1992    13.20  13.72  14.25  14.77  15.30  15.82  16.35  16.87  17.40  17.92
1993     5.79   6.05   6.32   6.58   6.85   7.32   7.79   8.27   8.74   9.21
1994     --     --     --     --     --     --     --     --     --     --
1995     --     --     --     --     --     --     --     --     --     --
1996     --     --     --     --     --     --     --     --     --     --
1997     --     --     --     --     --     --     --     --     --     --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR    56      57      58      59      60      61      62      63      64      65
       ------------------------------------------------------------------------------
1983    --      --      --      --      --      --      --      --      --      --
1984    --      --      --      --      --      --      --      --      --      --
1985   188.07  192.60  197.13  201.66  206.19  210.73  215.26  219.79  224.32  228.85
1986    35.10   36.39   37.69   38.99   40.28   41.58   42.87   44.17   45.47   46.76
1987    57.36   59.58   61.81   64.03   66.26   68.48   70.71   72.93   75.16   77.38
1988   100.40  104.35  108.29  112.24  116.18  120.13  124.07  128.02  131.96  135.91
1989    72.62   76.12   79.61   83.10   86.60   90.09   93.59   97.08  100.57  104.07
1990    56.14   58.06   59.98   61.90   63.82   65.75   67.67   69.59   71.51   73.43
1991    42.41   44.80   47.19   49.58   51.97   54.35   56.74   59.13   61.52   63.91
1992    18.92   19.92   20.92   21.92   22.92   23.92   24.92   25.92   26.92   27.92
1993     9.68   10.16   10.63   11.10   11.57   12.34   13.10   13.86   14.62   15.39
1994    --      --      --      --      --      --      --      --      --      --
1995    --      --      --      --      --      --      --      --      --      --
1996    --      --      --      --      --      --      --      --      --      --
1997    --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                                       ISSUE AGE
ISSUE  ------------------------------------------------------------------------------
YEAR    66      67      68      69      70      71      72      73      74      75
       ------------------------------------------------------------------------------
1983    --      --      --      --      --      --      --      --      --      --
1984    --      --      --      --      --      --      --      --      --      --
1985   233.38  237.91  242.44  246.97  251.50  256.03  260.57  265.10  269.63  274.16
1986    48.06   49.36   50.65   51.95   53.25   54.54   55.84   57.13   58.43   59.73
1987    79.61   81.84   84.06   86.29   88.51   90.74   92.96   95.19   97.41   99.64
1988   139.85  143.79  147.74  151.68  155.63  159.57  163.52  167.46  171.41  175.35
1989   107.56  111.05  114.55  118.04  121.53  125.03  128.52  132.02  135.51  139.00
1990    75.35   77.27   79.19   81.11   83.03   84.95   86.88   88.80   90.72   92.64
1991    66.30   68.69   71.08   73.47   75.86   78.25   80.63   83.02   85.41   87.80
1992    28.92   29.92   30.92   31.92   32.92   33.92   34.92   35.92   36.92   37.92
1993    16.15   16.91   17.67   18.44   19.20   19.96   20.72   21.49   22.25   23.01
1994    --      --      --      --      --      --      --      --      --      --
1995    --      --      --      --      --      --      --      --      --      --
1996    --      --      --      --      --      --      --      --      --      --
1997    --      --      --      --      --      --      --      --      --      --

UNIVERSAL LIFE INFORCE
PLANS: SPLX87, SPUL85
PERFORMANCE CLAIMS - SCORE 3 RELIEF

RELIEF PER $1,000 BASE POLICY FACE AMOUNT

                     ISSUE AGE
ISSUE  --------------------------------------
YEAR    76      77      78      79      80+
       --------------------------------------
1983    --      --      --      --      --
1984    --      --      --      --      --
1985   278.69  283.22  287.75  292.28  296.81
1986    61.02   62.32   63.62   64.91   66.21
1987   101.86  104.09  106.32  108.54  110.77
1988   179.30  183.24  187.18  191.13  195.07
1989   142.50  145.99  149.48  152.98  156.47
1990    94.56   96.48   98.40  100.32  102.24
1991    90.19   92.58   94.97   97.36   99.75
1992    38.92   39.92   40.92   41.92   42.92
1993    23.77   24.54   25.30   26.06   26.82
1994    --      --      --      --      --
1995    --      --      --      --      --
1996    --      --      --      --      --
1997    --      --      --      --      --

TRADITIONAL LIFE TERMINATED POLICIES
ACCELERATED PAYMENT CLAIMS
SCORE 3 & SCORE 4

                     TERMINATED POLICY RELIEF AS PERCENTAGE
                   OF CORRESPONDING RELIEF FOR INFORCE POLICY

       --------------------------------------------------------------------------------------------------------------------------
                                TERMINATION YEAR
ISSUE  --------------------------------------------------------------------------------------------------------------------------
YEAR   1982  1983   1984   1985   1986   1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
       --------------------------------------------------------------------------------------------------------------------------
1982     0%    7%    14%    21%    29%    36%    43%    50%    57%    64%    71%    79%    86%    93%   100%   100%   100%   100%
1983    --     0%     7%    13%    20%    27%    33%    40%    47%    53%    60%    67%    73%    80%    87%    93%   100%   100%
1984    --    --      0%     8%    17%    25%    33%    42%    50%    58%    67%    75%    83%    92%   100%   100%   100%   100%
1985    --    --     --      0%     9%    18%    27%    36%    45%    55%    64%    73%    82%    91%   100%   100%   100%   100%
1986    --    --     --     --      0%    10%    20%    30%    40%    50%    60%    70%    80%    90%   100%   100%   100%   100%
1987    --    --     --     --     --      0%    10%    20%    30%    40%    50%    60%    70%    80%    90%   100%   100%   100%
1988    --    --     --     --     --     --      0%    13%    25%    38%    50%    63%    75%    88%   100%   100%   100%   100%
1989    --    --     --     --     --     --     --      0%    13%    25%    38%    50%    63%    75%    88%   100%   100%   100%
1990    --    --     --     --     --     --     --     --      0%    13%    25%    38%    50%    63%    75%    88%   100%   100%
1991    --    --     --     --     --     --     --     --     --      0%    13%    25%    38%    50%    63%    75%    88%   100%
1992    --    --     --     --     --     --     --     --     --     --      0%    11%    22%    33%    44%    56%    67%    78%
1993    --    --     --     --     --     --     --     --     --     --     --      0%    10%    20%    30%    40%    50%    60%
1994    --    --     --     --     --     --     --     --     --     --     --     --      0%     9%    18%    27%    36%    45%
1995    --    --     --     --     --     --     --     --     --     --     --     --     --      0%     8%    17%    25%    33%
1996    --    --     --     --     --     --     --     --     --     --     --     --     --     --      0%     7%    14%    21%
1997    --    --     --     --     --     --     --     --     --     --     --     --     --     --     --      0%     7%    14%

UNIVERSAL LIFE TERMINATED POLICIES
ACCELERATED PAYMENT CLAIMS
SCORE 4

                     TERMINATED POLICY RELIEF AS PERCENTAGE
                  OF CORRESPONDING RELIEF FOR INFORCE POLICY*

       --------------------------------------------------------------------------------------------------------------------------
                                TERMINATION YEAR
ISSUE  --------------------------------------------------------------------------------------------------------------------------
YEAR   1982  1983   1984   1985   1986   1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
       --------------------------------------------------------------------------------------------------------------------------
1982     0%   21%    43%    64%    86%   107%   129%   150%   171%   193%   214%   236%   257%   279%   300%   300%   300%   300%
1983    --     0%    20%    40%    60%    80%   100%   120%   140%   160%   180%   200%   220%   240%   260%   280%   300%   300%
1984    --    --      0%    25%    50%    75%   100%   125%   150%   175%   200%   225%   250%   275%   300%   300%   300%   300%
1985    --    --     --      0%    27%    55%    82%   109%   136%   164%   191%   218%   245%   273%   300%   300%   300%   300%
1986    --    --     --     --      0%    30%    60%    90%   120%   150%   180%   210%   240%   270%   300%   300%   300%   300%
1987    --    --     --     --     --      0%    30%    60%    90%   120%   150%   180%   210%   240%   270%   300%   300%   300%
1988    --    --     --     --     --     --      0%    38%    75%   113%   150%   188%   225%   263%   300%   300%   300%   300%
1989    --    --     --     --     --     --     --      0%    38%    75%   113%   150%   188%   225%   263%   300%   300%   300%
1990    --    --     --     --     --     --     --     --      0%    38%    75%   113%   150%   188%   225%   263%   300%   300%
1991    --    --     --     --     --     --     --     --     --      0%    38%    75%   113%   150%   188%   225%   263%   300%
1992    --    --     --     --     --     --     --     --     --     --      0%    33%    67%   100%   133%   167%   200%   233%
1993    --    --     --     --     --     --     --     --     --     --     --      0%    30%    60%    90%   120%   150%   180%
1994    --    --     --     --     --     --     --     --     --     --     --     --      0%    27%    55%    82%   109%   136%
1995    --    --     --     --     --     --     --     --     --     --     --     --     --      0%    25%    50%    75%   100%
1996    --    --     --     --     --     --     --     --     --     --     --     --     --     --      0%    21%    43%    64%
1997    --    --     --     --     --     --     --     --     --     --     --     --     --     --     --      0%    21%    43%

*Applied to per $1,000 of Base Policy Face Amount relief & percent of Account
 Value Relief only.

UNIVERSAL LIFE TERMINATED POLICIES
ACCELERATED PAYMENT CLAIMS
SCORE 3

                     TERMINATED POLICY RELIEF AS PERCENTAGE
                  OF CORRESPONDING RELIEF FOR INFORCE POLICY*

       --------------------------------------------------------------------------------------------------------------------------
                                                          TERMINATION YEAR
ISSUE  --------------------------------------------------------------------------------------------------------------------------
YEAR   1982  1983   1984   1985   1986   1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
       --------------------------------------------------------------------------------------------------------------------------
1982     0%   14%    29%    43%    57%    71%    86%   100%   114%   129%   143%   157%   171%   186%   200%   200%   200%   200%
1983    --     0%    13%    27%    40%    53%    67%    80%    93%   107%   120%   133%   147%   160%   173%   187%   200%   200%
1984    --    --      0%    17%    33%    50%    67%    83%   100%   117%   133%   150%   167%   183%   200%   200%   200%   200%
1985    --    --     --      0%    18%    36%    55%    73%    91%   109%   127%   145%   164%   182%   200%   200%   200%   200%
1986    --    --     --     --      0%    20%    40%    60%    80%   100%   120%   140%   160%   180%   200%   200%   200%   200%
1987    --    --     --     --     --      0%    20%    40%    60%    80%   100%   120%   140%   160%   180%   200%   200%   200%
1988    --    --     --     --     --     --      0%    25%    50%    75%   100%   125%   150%   175%   200%   200%   200%   200%
1989    --    --     --     --     --     --     --      0%    25%    50%    75%   100%   125%   150%   175%   200%   200%   200%
1990    --    --     --     --     --     --     --     --      0%    25%    50%    75%   100%   125%   150%   175%   200%   200%
1991    --    --     --     --     --     --     --     --     --      0%    25%    50%    75%   100%   125%   150%   175%   200%
1992    --    --     --     --     --     --     --     --     --     --      0%    22%    44%    67%    89%   111%   133%   156%
1993    --    --     --     --     --     --     --     --     --     --     --      0%    20%    40%    60%    80%   100%   120%
1994    --    --     --     --     --     --     --     --     --     --     --     --      0%    18%    36%    55%    73%    91%
1995    --    --     --     --     --     --     --     --     --     --     --     --     --      0%    17%    33%    50%    67%
1996    --    --     --     --     --     --     --     --     --     --     --     --     --     --      0%    14%    29%    43%
1997    --    --     --     --     --     --     --     --     --     --     --     --     --     --     --      0%    14%    29%

*Applied to per $1,000 of Base Policy Face Amount relief & percent of Account
 Value relief only.

TERMINATED POLICIES
PERFORMANCE CLAIMS

                   TERMINATED POLICY RELIEF AS PERCENTAGE OF
                    CORRESPONDING RELIEF FOR INFORCE POLICY

                                  TERMINATION YEAR
ISSUE  -----------------------------------------------------------------------------------------------------------------------------
YEAR   1982   1983   1984   1985   1986   1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
       -----------------------------------------------------------------------------------------------------------------------------
1982     0%     6%    11%    17%    22%    28%    33%    39%    44%    50%    56%    61%    67%    72%    78%    83%    89%    94%
1983            0%     6%    12%    18%    24%    29%    35%    41%    47%    53%    59%    65%    71%    77%    82%    88%    94%
1984                   0%     6%    13%    19%    25%    31%    38%    44%    50%    56%    63%    69%    75%    81%    88%    94%
1985                          0%     7%    13%    20%    27%    33%    40%    47%    53%    60%    67%    73%    80%    87%    93%
1986                                 0%     7%    14%    21%    29%    36%    43%    50%    57%    64%    71%    79%    86%    93%
1987                                        0%     8%    15%    23%    31%    39%    46%    54%    62%    69%    77%    85%    92%
1988                                               0%     8%    17%    25%    33%    42%    50%    58%    67%    75%    83%    92%
1989                                                      0%     9%    18%    27%    36%    46%    55%    64%    73%    82%    91%
1990                                                             0%    10%    20%    30%    40%    50%    60%    70%    80%    90%
1991                                                                    0%    11%    22%    33%    44%    56%    67%    78%    89%
1992                                                                           0%    13%    25%    38%    50%    63%    75%    88%
1993                                                                                  0%    14%    29%    43%    57%    71%    86%
1994                                                                                         0%    17%    33%    50%    67%    83%
1995                                                                                                0%    20%    40%    60%    80%
1996                                                                                                       0%    25%    50%    75%
1997                                                                                                              0%    33%    67%